UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3990

Northwestern Mutual Series Fund, Inc.

(Exact name of registrant as specified in charter)

720 East Wisconsin Avenue,

Milwaukee Wisconsin 53202

(Address of principal executive offices) (Zip code)

Barbara E. Courtney, Controller, Northwestern Mutual Series Fund, Inc.

(Name and address of agent for service)

Registrant’s telephone number, including area code: 414-271-1444

Date of fiscal year end: December 31

Date of reporting period: December 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 35

Item 1.	Reports to Stockholders

[Attached EDGARIZED ANNUAL REPORT]

Annual Report December 31, 2008

Northwestern Mutual Series Fund, Inc.

A Series Fund Offering 27 Portfolios

•	Growth Stock Portfolio
•	Focused Appreciation Portfolio
•	Large Cap Core Stock Portfolio
•	Large Cap Blend Portfolio
•	Index 500 Stock Portfolio
•	Large Company Value Portfolio
•	Domestic Equity Portfolio
•	Equity Income Portfolio
•	Mid Cap Growth Stock Portfolio
•	Index 400 Stock Portfolio
•	Mid Cap Value Portfolio
•	Small Cap Growth Stock Portfolio
•	Index 600 Stock Portfolio
•	Small Cap Value Portfolio
•	International Growth Portfolio
•	Research International Core Portfolio
•	International Equity Portfolio
•	Emerging Markets Equity Portfolio
•	Money Market Portfolio
•	Short-Term Bond Portfolio
•	Select Bond Portfolio
•	Long-Term U.S. Government Bond Portfolio
•	Inflation Protection Portfolio
•	High Yield Bond Portfolio
•	Multi-Sector Bond Portfolio
•	Balanced Portfolio
•	Asset Allocation Portfolio

Letter to Clients

December 31, 2008

Financial markets and economies around the world benefited in recent years from the confluence of two powerful currents—the ready acceptance of risk and an abundance of cheap, borrowed capital. The story of 2008 is the wrenching change brought about as these tides reversed. Consider the economic and financial distance we’ve covered as represented in these pairings—from record home ownership to record foreclosures; from record high commodity prices to the worst year in commodity market history; from easy credit to no credit; and from record low risk premiums to extreme risk aversion.

The tally in terms of financial loss is staggering. Looked at from the consumer’s viewpoint, the unprecedented decline in home prices is estimated to have erased $4 trillion in wealth. From the late-2007 peak to the November 2008 trough, stock market losses totaled roughly $10 trillion. For some context, the Federal Reserve’s latest estimate of total U.S. household net worth stands at a little more than $56 trillion.

You can assess the harm to Wall Street from the abuse of leverage in terms of institutions—Fannie Mae and Freddie Mac, insurer AIG, every one of the major independent U.S. investment banks, Wachovia, Washington Mutual, etc.—that were either taken over, bailed out, sold at steep discounts, or forced to alter their corporate structure to stay afloat. A measure of the magnitude of the crisis can be found in the government’s response—Congress passed a $700 billion bailout, while the Fed slashed interest rates to 0% and took dramatic steps to support banks and debt markets. As one industry analyst noted, it took the Fed 40 years to grow its balance sheet to $1 billion, but it ballooned from $1 to $2 trillion in one 30-day stretch in 2008.

Finally, look at the markets themselves: the S&P 500® Stock Index ended 2008 down about 37%, while the S&P MidCap 400 and SmallCap 600 Indices finished with losses of 36% and 31%, respectively. Nor did international markets provide solace. The MSCI EAFE Index fell 43%, as deleveraging and the resulting economic and financial stresses disabused investors of the notion of “decoupling”, often cited in the hope that international economies and markets could withstand a U.S. slowdown. In fixed income markets, the Citigroup U.S. Broad Investment Grade Bond Index rose 7% for the year, driven entirely by gains in Treasury and government-backed agency and mortgage bonds; corporate securities actually had negative returns.

This breathtaking tally of loss begs the question: what sort of financial landscape can we expect in a world where access to credit is highly constrained? While the economic environment is challenging, we are hopeful about the role that massive fiscal stimulus and innovative Fed policies can have in supporting the economy and returning financial markets to some semblance of normalcy. What’s more, there is considerable fuel for market gains—the Fed estimates U.S. consumers hold almost $9 trillion in cash in bank deposits and brokerage accounts, representing a record 75% of the total capitalization of the U.S. stock market.

We should close by saying a word about diversification. In a year when virtually every asset outside of Treasuries produced negative returns, there are those who argue that diversification did not work. But we must not mistake direction of market movement for magnitude. While all loss hurts, we continue to believe that it pays to attempt to minimize those losses through diversification. Diversification—that is, using a measured approach to spread your assets within and across asset classes—remains the best way we know to maximize risk-adjusted performance over time. And systematic rebalancing to established targets consistent with your investment goals and objectives enforces a disciplined buy low, sell high strategy that is central to a sound investment plan.

Patricia L. Van Kampen

President of Northwestern Mutual Series Fund, Inc.

Vice President of Mason Street Advisors, LLC

Northwestern Mutual Series Fund, Inc.

Mason Street Advisors, LLC, adviser to the Northwestern Mutual Series Fund, Inc., is a wholly owned subsidiary of The Northwestern Mutual Life Insurance Company.

The views expressed in the portfolio manager commentaries set forth in the following pages reflect those of the portfolio managers only through the end of the period covered by this report and do not necessarily represent the views of any affiliated organization. These views are subject to change at any time based upon market conditions or other events and should not be relied upon as investment advice. Mason Street Advisors, LLC, disclaims any responsibility to update these views.

Expense Examples

Example

As a shareholder of each Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period July 1, 2008 to December 31, 2008*	Annualized Expense Ratio

Growth Stock Portfolio
Actual	$1,000.00	$ 678.50	$1.86	0.44%
Hypothetical (5% return before expenses)	1,000.00	1,022.92	2.24	0.44

Focused Appreciation Portfolio
Actual	1,000.00	597.86	3.17	0.79
Hypothetical (5% return before expenses)	1,000.00	1,021.17	4.01	0.79

Large Cap Core Stock Portfolio
Actual	1,000.00	689.94	1.91	0.45
Hypothetical (5% return before expenses)	1,000.00	1,022.87	2.29	0.45

Large Cap Blend Portfolio
Actual	1,000.00	694.36	3.62	0.85
Hypothetical (5% return before expenses)	1,000.00	1,020.86	4.32	0.85

Index 500 Stock Portfolio
Actual	1,000.00	716.15	0.86	0.20
Hypothetical (5% return before expenses)	1,000.00	1,024.13	1.02	0.20

i	Expense Examples

Expense Examples

	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period July 1, 2008 to December 31, 2008*	Annualized Expense Ratio

Large Company Value Portfolio
Actual	$1,000.00	$ 737.19	$3.49	0.80%
Hypothetical (5% return before expenses)	1,000.00	1,021.11	4.06	0.80

Domestic Equity Portfolio
Actual	1,000.00	751.09	2.55	0.58
Hypothetical (5% return before expenses)	1,000.00	1,022.22	2.95	0.58

Equity Income Portfolio
Actual	1,000.00	742.20	2.93	0.67
Hypothetical (5% return before expenses)	1,000.00	1,021.77	3.40	0.67

Mid Cap Growth Stock Portfolio
Actual	1,000.00	667.86	2.22	0.53
Hypothetical (5% return before expenses)	1,000.00	1,022.47	2.69	0.53

Index 400 Stock Portfolio
Actual	1,000.00	664.28	1.09	0.26
Hypothetical (5% return before expenses)	1,000.00	1,023.83	1.32	0.26

Mid Cap Value Portfolio
Actual	1,000.00	692.57	3.79	0.89
Hypothetical (5% return before expenses)	1,000.00	1,020.66	4.52	0.89

Small Cap Growth Stock Portfolio
Actual	1,000.00	658.85	2.42	0.58
Hypothetical (5% return before expenses)	1,000.00	1,022.22	2.95	0.58

Index 600 Stock Portfolio
Actual	1,000.00	740.11	1.53	0.35
Hypothetical (5% return before expenses)	1,000.00	1,023.38	1.78	0.35

Small Cap Value Portfolio
Actual	1,000.00	730.14	3.78	0.87
Hypothetical (5% return before expenses)	1,000.00	1,020.76	4.42	0.87

International Growth Portfolio
Actual	1,000.00	601.78	3.34	0.83
Hypothetical (5% return before expenses)	1,000.00	1,020.96	4.22	0.83

Research International Core Portfolio
Actual	1,000.00	635.96	4.73	1.15
Hypothetical (5% return before expenses)	1,000.00	1,019.36	5.84	1.15

International Equity Portfolio
Actual	1,000.00	656.60	2.75	0.66
Hypothetical (5% return before expenses)	1,000.00	1,021.82	3.35	0.66

Expense Examples	ii

Expense Examples

	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period July 1, 2008 to December 31, 2008*	Annualized Expense Ratio

Emerging Markets Equity Portfolio
Actual	$1,000.00	$ 491.66	$5.62	1.50%
Hypothetical (5% return before expenses)	1,000.00	1,017.60	7.61	1.50

Money Market Portfolio
Actual	1,000.00	1,011.68	1.67	0.33
Hypothetical (5% return before expenses)	1,000.00	1,023.48	1.68	0.33

Short-Term Bond Portfolio
Actual	1,000.00	1,003.08	2.01	0.40
Hypothetical (5% return before expenses)	1,000.00	1,023.13	2.03	0.40

Select Bond Portfolio
Actual	1,000.00	1,015.98	1.52	0.30
Hypothetical (5% return before expenses)	1,000.00	1,023.63	1.53	0.30

Long-Term U.S. Government Bond Portfolio
Actual	1,000.00	1,190.49	3.36	0.61
Hypothetical (5% return before expenses)	1,000.00	1,022.07	3.10	0.61

Inflation Protection Portfolio
Actual	1,000.00	955.84	3.05	0.62
Hypothetical (5% return before expenses)	1,000.00	1,022.02	3.15	0.62

High Yield Bond Portfolio
Actual	1,000.00	794.41	2.17	0.48
Hypothetical (5% return before expenses)	1,000.00	1,022.72	2.44	0.48

Multi-Sector Bond Portfolio
Actual	1,000.00	945.79	4.30	0.88
Hypothetical (5% return before expenses)	1,000.00	1,020.71	4.47	0.88

Balanced Portfolio
Actual	1,000.00	815.32	1.37	0.30
Hypothetical (5% return before expenses)	1,000.00	1,023.63	1.53	0.30

Asset Allocation Portfolio
Actual	1,000.00	750.13	2.42	0.55
Hypothetical (5% return before expenses)	1,000.00	1,022.37	2.80	0.55

* Expenses are equal to the Portfolio's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

iii	Expense Examples

Growth Stock Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital. Income is a secondary objective.	Invest in well-established companies with above-average potential for earnings growth.	$414 million

Portfolio Overview

Mason Street Advisors acts as the investment adviser for the Growth Stock Portfolio. The Portfolio seeks long-term growth of capital with income as a secondary objective. The Portfolio seeks to achieve this objective by investing primarily in the equity securities of well-established, medium and large capitalization companies that are selected for their above-average earnings growth potential, with an emphasis on high quality companies that have strong financial characteristics. Companies are identified using a “top down” approach that involves considering the economic outlook, identifying growth-oriented industries based on that outlook, and evaluating individual companies considering factors such as management product outlook, global exposure, industry leadership position and financial characteristics.

Market Overview

Financial markets endured a brutal 2008, which saw the failure of a number of leading financial institutions, credit markets freeze up, and the U.S. government take a series of extraordinary steps to support the economy and financial system. The crisis was a result of the ongoing sub-prime mortgage meltdown, which spread rapidly through the domestic financial sector and into virtually every segment of global financial markets. Economic conditions deteriorated sharply over the course of the year, as unemployment jumped above 7% and the economy entered its first recession since 2002. For all of 2008, returns for large-, medium- and small-sized companies were –37.60%, –41.46% and –33.79%, as measured by the Russell 1000, Russell MidCap and Russell 2000 Stock Indices, respectively. No sector of the market had positive returns for the year, and value-oriented stocks held up modestly better than growth stocks, as measured by the Russell style indices.

Portfolio Results

The Growth Stock Portfolio returned –38.86% for the twelve months ended December 31, 2008. By comparison, the Russell 1000 Growth Index returned –38.44%. (The Index is unmanaged, cannot be invested in directly, and does not include administrative expenses or sales charges.) The Large-Cap Growth Funds peer group had an average return of –41.68%, according to Lipper Analytical Services, Inc., an independent mutual fund ranking agency.

The Portfolio’s absolute return reflected the unprecedented turmoil affecting the economy and financial markets in what was the worst year for stocks since the Great Depression. In that environment, no sector contributed positively to results. Despite the difficult investing climate, the Portfolio performed in line with its Index and held up better than many of its peers. We believe the Portfolio outperformed the peer group average return because it tended to be underrepresented in economically sensitive shares, and because our process favored reasonably priced growers, rather than pure growth and momentum names, which generally lagged.

Relative to the Index, stock selection in the Information Technology sector detracted most from relative results, led by positioning in the internet software and services, semiconductor and software industry segments. The largest detractor was MEMC Electronic Materials, which provides silicon wafers to computer chip makers and solar panel manufacturers. The dramatic downturn in economic growth in the second half of the year weighed heavily on demand and prices for its products.

Another source of weakness was positioning in the Industrials sector. The leading detractors were manufacturers and parts suppliers tied to the market for commercial airliners and business jets. These were Textron and Spirit AeroSystems Holdings. We liked the backlog and book of business these companies touted; nevertheless, investors worried that slower economic growth would throttle demand for commercial jets.

At the other end of the spectrum, our stock selection was most effective in the Health Care sector, behind positioning in the biotechnology segment. The leading contributors were Gilead Sciences and Celgene. Gilead is the dominant player in the market for AIDS drugs, while Celgene offers best-in-class cancer drugs gaining approval for new applications. Selection and allocation decisions in the health care providers and health care equipment industry segments were also key contributors to relative results.

In Energy, the Portfolio benefited from stock selection among oil, gas and consumable fuels names. The leading contributor was oil and gas exploration and production firm EOG Resources, which performed very well early in the year as energy prices surged to record highs. We traded out of that stock into Southwestern Energy—whose valuation, growth profile and balance sheet we liked better—which held up well.

Growth Stock Portfolio	1

Growth Stock Portfolio

Outlook

After the unprecedented events of 2008, we have a somewhat hopeful outlook for 2009—we are hoping for the reemergence of a more rational, less volatile market environment where fundamentals matter again. Unfortunately, the economic fundamentals remain challenging, and it is difficult to see a quick rebound in growth and earnings. Nevertheless, there are reasons we believe large-cap growth shares are positioned to do reasonably well in 2009. First, growth-oriented shares have historically done better than value when investors desire earnings certainty, and large companies typically have more arms to their business and levers to pull to support earnings. Second, we find stocks attractive relative to bonds. Third, stocks typically rally before the economy turns. So given those factors, we are likely to add exposure to what we believe are the most attractive, highest quality early cycle companies with the most potential to benefit from an eventual recovery.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2008
	1 Year	5 Years	10 Years
Growth Stock Portfolio	-38.86%	-3.42%	-2.07%
Russell 1000 Growth Index	-38.44%	-3.42%	-4.27%
Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average	-41.68%	-3.80%	-2.66%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.nmfn.com.

This chart assumes an initial investment of $10,000 made on 12/31/98. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separte account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Top 10 Equity Holdings 12/31/08

Security Description	% of Net Assets
Microsoft Corp.	3.0%
Google, Inc. - Class A	2.8%
Hewlett-Packard Co.	2.4%
Wal-Mart Stores, Inc.	2.3%
Abbott Laboratories	2.2%
Cisco Systems, Inc.	2.1%
International Business Machines Corp.	2.1%
QUALCOMM, Inc.	2.1%
Intel Corp.	1.9%
Philip Morris International, Inc.	1.9%

Sector Allocation 12/31/08

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

2	Growth Stock Portfolio

Growth Stock Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2008

	Common Stocks (88.2%)	Shares/ $ Par	Value $ (000’s)
	Consumer Discretionary (8.3%)
	Abercrombie & Fitch Co. - Class A	63,000	1,453
*	Amazon.com, Inc.	28,000	1,436
	Comcast Corp. - Class A	290,150	4,898
	Johnson Controls, Inc.	158,800	2,884
*	Kohl’s Corp.	128,500	4,652
	Lowe’s Cos., Inc.	137,700	2,963
	McDonald’s Corp.	57,800	3,594
	The McGraw-Hill Cos., Inc.	129,200	2,996
	NIKE, Inc. - Class B	78,700	4,014
	Omnicom Group, Inc.	97,100	2,614
	Target Corp.	78,900	2,724

	Total		34,228

	Consumer Staples (13.8%)
	Avon Products, Inc.	134,100	3,222
	The Coca-Cola Co.	136,900	6,198
	CVS Caremark Corp.	250,129	7,189
*	Energizer Holdings, Inc.	47,200	2,555
*	Hansen Natural Corp.	125,500	4,208
	The Kroger Co.	212,000	5,599
	PepsiCo, Inc.	122,900	6,731
	Philip Morris International, Inc.	183,800	7,997
	The Procter & Gamble Co.	62,400	3,858
	Wal-Mart Stores, Inc.	172,300	9,659

	Total		57,216

	Energy (8.1%)
*	Cameron International Corp.	59,800	1,226
	Diamond Offshore Drilling, Inc.	32,500	1,916
	Exxon Mobil Corp.	82,734	6,605
	Halliburton Co.	117,000	2,127
	Hess Corp.	37,300	2,001
*	National-Oilwell Varco, Inc.	138,400	3,382
	Occidental Petroleum Corp.	72,100	4,325
*	SandRidge Energy, Inc.	25,400	156
	Schlumberger, Ltd.	102,400	4,335
*	Southwestern Energy Co.	89,300	2,587
*	Transocean, Ltd.	27,600	1,304
	XTO Energy, Inc.	103,550	3,652

	Total		33,616

	Financials (2.7%)
	American Express Co.	59,100	1,096
	CME Group, Inc.	7,000	1,457
	The Goldman Sachs Group, Inc.	19,800	1,671

	Common Stocks (88.2%)	Shares/ $ Par	Value $ (000’s)
	Financials continued
	Prudential Financial, Inc.	51,300	1,552
	State Street Corp.	85,500	3,363
	T. Rowe Price Group, Inc.	54,013	1,914

	Total		11,053

	Health Care (15.7%)
	Abbott Laboratories	173,700	9,270
	Allergan, Inc.	83,200	3,355
	Baxter International, Inc.	143,800	7,706
	Bristol-Myers Squibb Co.	39,600	921
*	Celgene Corp.	114,100	6,307
*	Genentech, Inc.	53,500	4,436
*	Genzyme Corp.	67,000	4,447
*	Gilead Sciences, Inc.	135,800	6,945
	Johnson & Johnson	44,300	2,651
*	Medco Health Solutions, Inc.	176,100	7,380
*	St. Jude Medical, Inc.	69,200	2,281
	Teva Pharmaceutical Industries, Ltd., ADR	113,300	4,823
*	Thermo Fisher Scientific, Inc.	53,000	1,806
	UnitedHealth Group, Inc.	98,100	2,609

	Total		64,937

	Industrials (9.6%)
	Danaher Corp.	69,100	3,912
	Deere & Co.	57,800	2,215
	FedEx Corp.	50,200	3,220
*	First Solar, Inc.	17,600	2,428
*	Foster Wheeler, Ltd.	78,600	1,838
	Honeywell International, Inc.	138,300	4,540
	Lockheed Martin Corp.	28,000	2,354
	Norfolk Southern Corp.	78,000	3,670
	Raytheon Co.	62,600	3,195
*	Spirit AeroSystems Holdings, Inc. - Class A	180,700	1,838
	Textron, Inc.	114,100	1,583
	Union Pacific Corp.	86,300	4,125
	United Technologies Corp.	86,700	4,647

	Total		39,565

	Information Technology (25.1%)
	Accenture, Ltd. - Class A	123,311	4,043
*	Apple, Inc.	82,000	6,999
	Applied Materials, Inc.	80,300	814
*	Broadcom Corp. - Class A	174,650	2,964
*	Cisco Systems, Inc.	540,100	8,804

	Common Stocks (88.2%)	Shares/ $ Par	Value $ (000’s)
	Information Technology continued
	Corning, Inc.	200,500	1,911
*	eBay, Inc.	165,700	2,313
*	Electronic Arts, Inc.	93,200	1,495
*	Google, Inc. - Class A	37,842	11,642
	Hewlett-Packard Co.	270,800	9,827
	Intel Corp.	546,000	8,004
	International Business Machines Corp.	104,400	8,786
	Intersil Corp. - Class A	60,700	558
	KLA-Tencor Corp.	30,100	656
	MasterCard, Inc.	5,500	786
*	MEMC Electronic Materials, Inc.	85,800	1,225
	Microsoft Corp.	630,000	12,247
*	Oracle Corp.	376,600	6,677
	QUALCOMM, Inc.	242,600	8,692
*	Research In Motion, Ltd.	43,900	1,782
*	Varian Semiconductor Equipment Associates, Inc.	43,400	786
	Visa, Inc. - Class A	33,900	1,778
*	Yahoo!, Inc.	85,200	1,040

	Total		103,829

	Materials (3.0%)
	Ecolab, Inc.	50,300	1,768
	Freeport-McMoRan Copper & Gold, Inc.	55,500	1,356
	Monsanto Co.	92,300	6,493
	Praxair, Inc.	47,300	2,808

	Total		12,425

	Telecommunication Services (1.3%)
*	American Tower Corp. - Class A	114,400	3,354
*	NII Holdings, Inc.	120,000	2,182

	Total		5,536

	Utilities (0.6%)
	Exelon Corp.	43,600	2,425

	Total		2,425

	Total Common Stocks (Cost: $474,244)		364,830

	Short-Term Investments (10.0%)
	Federal Government & Agencies (1.7%)
(b)	Federal Home Loan Bank, 0.15%, 3/13/09	1,000,000	1,000
	Federal Home Loan Bank, 0.47%, 3/13/09	2,000,000	2,000
	Federal Home Loan Bank, 0.65%, 3/13/09	4,000,000	4,000

	Total		7,000

The Accompanying Notes are an Integral Part of the Financial Statements.

Growth Stock Portfolio	3

Growth Stock Portfolio

Short-Term Investments (10.0%)	Shares/ $ Par	Value $ (000’s)
Finance Services (7.2%)
Alpine Securitization Corp., 1.25%, 1/8/09	10,000,000	9,998
Ciesco LLC, 0.20%, 1/12/09	10,000,000	9,999
Gemini Securitization Corp. LLC, 0.70%, 1/15/09	10,000,000	9,997

Total		29,994

Oil and Gas (1.1%)
Devon Energy Corp., 1.15%, 1/2/09	4,500,000	4,500

Total		4,500

Total Short-Term Investments (Cost: $41,487)		41,494

Total Investments (98.2%) (Cost: $515,731)(a)		406,324

Other Assets, Less Liabilities (1.8%)		7,477

Net Assets (100.0%)		413,801

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2008 the aggregate cost of securities for federal tax purposes (in thousands) was $515,822 and the net unrealized depreciation of investments based on that cost was $109,498 which is comprised of $21,055 aggregate gross unrealized appreciation and $130,553 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
S&P 500 Index Futures (Long) (Total Notional Value at December 31, 2008, $37,875)	166	3/09	$ (522)

The Accompanying Notes are an Integral Part of the Financial Statements.

4	Growth Stock Portfolio

Focused Appreciation Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invest in equity securities selected for their growth potential.	$172 million

Portfolio Overview

Mason Street Advisors, the investment adviser for the Focused Appreciation Portfolio, has engaged Janus Capital Management LLC to act as sub-adviser for the Portfolio. The Portfolio seeks long-term growth of capital through investments in the equities of companies selected for their growth potential. The Portfolio is managed using a “bottom-up” approach, which means that the holdings are selected by examining individual securities, rather than focusing on broad economic trends or industry sectors. The Portfolio may invest in companies of any size, from large, well-established companies to smaller, emerging growth companies. Although the Portfolio is diversified, the Portfolio may hold larger positions in a smaller number of companies than more diversified funds.

Market Overview

Financial markets endured a brutal 2008, which saw the failure of a number of leading financial institutions, credit markets freeze up, and the U.S. government take a series of extraordinary steps to support the economy and financial system. The crisis was a result of the ongoing sub-prime mortgage meltdown, which spread rapidly through the domestic financial sector and into virtually every segment of global financial markets. For all of 2008, returns for large-, medium- and small-sized companies were –37.60%, –41.46% and –33.79%, as measured by the Russell 1000, Russell MidCap and Russell 2000 Stock Indices, respectively. Looking at returns by style, value-oriented shares held up better than growth stocks, as measured by the Russell style indices.

Portfolio Performance

For the twelve months ended December 31, 2008, the Portfolio underperformed its benchmark, the Russell 1000 Growth Index. The Portfolio posted a return of –40.01%, compared with the –38.44% return of the benchmark. (The Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The average return for the Portfolio’s peer group, Large-Cap Growth Funds, was –41.68%, according to Lipper Analytical Services, Inc., an independent mutual fund rating agency.

Holdings within the Information Technology, consumer-related sectors and Financials were among the detractors during the year. In terms of contributors, stock selection within Health Care and Energy aided comparable results.

The Portfolio’s top individual detractor was Apple. The company declined in the period due to concerns that the economic slowdown would negatively impact sales of its key computer, iPhone and iPod products. While we recognized that sales could be impacted in the short term, we continued to hold the position, believing the continued success of the iPhone and further market share gains in its core computer division will be the key drivers of Apple’s future growth.

Lehman Brothers was a top detractor amid turmoil in the credit markets and a bankruptcy protection filing in September. Our thesis on Lehman centered on the premise that it had sufficient liquidity to weather the market storms. In fact, we evaluated the downside risk through multiple scenario analyses. Unfortunately, we did not appropriately anticipate the dramatic decline in the values of residential mortgages, commercial mortgages and whole loans would have on Lehman’s balance sheet. What we believe should have been a liquidity issue became a solvency issue and the company filed for bankruptcy protection. After an extremely frustrating turn of events, we exited the position.

One other notable detractor was Google. Concerns that advertising revenues could decline amid the economic slowdown provided a negative backdrop for the Internet company. However, we favored the company because we thought it had the potential to take market share in online search and in other areas given some of its new products. In addition, while we recognized its sensitivity to the economy, long term we found its potential in mobile search and international markets appealing.

At the other end of the spectrum, a number of the Portfolio’s leading contributors came from the Health Care sector. Gilead Sciences benefited from studies that showed better results for patients who began using its HIV drug, Truvada, earlier in treatment, suggesting a larger addressable market. Celgene received a mid-year boost from a strong European rollout of its cancer-fighting drug Revlimid. We think the company is on track to continue to dominate the multiple myeloma (bone marrow cancer) market with Revlimid.

Genentech was another top contributor during the period after receiving a takeout bid from Swiss-based Roche, which already owned a majority share of Genentech. We trimmed our position and used the shares as a source of cash.

Outlook

In terms of positioning, the Portfolio was overweight Health Care and Materials and underweight Energy and consumer-related sectors relative to the benchmark at the end of the period. Looking ahead, it is difficult to determine how deep or

Focused Appreciation Portfolio	5

Focused Appreciation Portfolio

protracted this recession will be or the pace of the recovery. Credit availability, employment growth and the housing market represent major headwinds to a quick recovery in our view. Given the high degree of uncertainty in the markets at period end, we were favoring companies with recurring revenue streams that we think have great valuations and growth prospects. We want to own companies that can deliver solid results, even in a tough economy, and have the potential to gain market share from weaker competitors.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2008
	1 Year	5 Years	Since Inception	*
Focused Appreciation Portfolio	-40.01%	2.25%	5.30%
Russell 1000 Growth Index	-38.44%	-3.42%	0.45%
Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average	-41.68%	-3.80%	–

*Inception date of 5/1/03

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.nmfn.com.

This chart assumes an initial investment of $10,000 made on 5/1/03 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separte account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio may hold fewer securities than other diversified portfolios because of its focused investment strategy. Holding fewer securities increases the risk that the value of the Portfolio could go down because of the poor performance of a single investment.

Top 10 Equity Holdings 12/31/08

Security Description	% of Net Assets
Celgene Corp.	9.4%
Apple, Inc.	8.3%
Gilead Sciences, Inc.	7.5%
CVS Caremark Corp.	5.3%
Oracle Corp.	5.0%
Cisco Systems, Inc.	4.4%
Research In Motion, Ltd.	4.1%
Precision Castparts Corp.	3.7%
Monsanto Co.	3.3%
Google, Inc. - Class A	3.1%

Sector Allocation 12/31/08

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

6	Focused Appreciation Portfolio

Focused Appreciation Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2008

	Common Stocks (82.2%)	Shares/ $ Par	Value $ (000’s)
	Consumer Discretionary (2.1%)
	Boyd Gaming Corp.	210,825	997
	News Corp. - Class A	295,060	2,682

	Total		3,679

	Consumer Staples (8.2%)
	Bunge, Ltd.	95,235	4,930
	CVS Caremark Corp.	318,630	9,158

	Total		14,088

	Financials (7.5%)
	ACE, Ltd.	27,365	1,448
	CME Group, Inc.	21,550	4,485
	The Goldman Sachs Group, Inc.	15,015	1,267
	JPMorgan Chase & Co.	120,845	3,810
	Wells Fargo & Co.	60,510	1,784

	Total		12,794

	Health Care (22.7%)
	Alcon, Inc.	37,845	3,375
*	Celgene Corp.	292,870	16,190
*	Genentech, Inc.	18,095	1,500
*	Gilead Sciences, Inc.	251,930	12,884
*	Intuitive Surgical, Inc.	16,660	2,116
	UnitedHealth Group, Inc.	107,695	2,865

	Total		38,930

	Industrials (5.0%)
	Precision Castparts Corp.	107,735	6,408
	United Parcel Service, Inc. - Class B	40,215	2,218

	Total		8,626

	Information Technology (28.5%)
*	Akamai Technologies, Inc.	111,163	1,677
*	Apple, Inc.	166,493	14,210
*	Cisco Systems, Inc.	460,100	7,500
	Corning, Inc.	321,715	3,066
*	Electronic Arts, Inc.	89,900	1,442
*	Google, Inc. - Class A	17,415	5,358
*	Oracle Corp.	487,100	8,636
*	Research In Motion, Ltd.	172,750	7,010

	Total		48,899

	Materials (3.4%)
	Companhia Vale do Rio Doce, ADR	23,980	291
	Monsanto Co.	79,265	5,576

	Total		5,867

	Telecommunication Services (4.8%)
*	America Movil - ADR, Series L	132,270	4,099
*	Crown Castle International Corp.	109,700	1,928

	Common Stocks (82.2%)	Shares/ $ Par	Value $ (000’s)
	Telecommunication Services continued
*	tw telecom, Inc.	256,385	2,172

	Total		8,199

	Total Common Stocks (Cost: $184,325)		141,082

	Short-Term Investments (17.6%)
	Aircraft (0.7%)
	Kitty Hawk Funding Corp., 0.40%, 1/15/09	1,200,000	1,200

	Total		1,200

	Energy (0.7%)
	Sempra Global, 1.50%, 1/13/09	1,200,000	1,199

	Total		1,199

	Federal Government & Agencies (10.2%)
	Federal Home Loan Bank, 0.07%, 1/22/09	4,500,000	4,500
	Federal Home Loan Bank, 0.10%, 2/12/09	3,600,000	3,600
	Federal Home Loan Bank, 0.10%, 2/13/09	4,300,000	4,299
	Federal Home Loan Bank, 0.15%, 3/13/09	1,900,000	1,899
	Federal Home Loan Bank, 0.28%, 1/16/09	2,900,000	2,900
	Federal Home Loan Bank, 0.38%, 1/15/09	100,000	100

	Total		17,298

	Finance Lessors (0.7%)
	Thunder Bay Funding LLC, 0.95%, 1/14/09	1,200,000	1,200

	Total		1,200

	Finance Services (2.9%)
	Alpine Securitization Corp., 1.35%, 1/7/09	1,200,000	1,200
	Atlantic Asset Securitization LLC, 0.80%, 1/12/09	1,400,000	1,399
	Barton Capital LLC, 0.30%, 1/9/09	1,200,000	1,200
	Gemini Securitization Corp. LLC, 1.50%, 1/20/09	1,200,000	1,199

	Total		4,998

	Miscellaneous Business Credit Institutions (1.7%)
	Duke Energy Corp., 4.00%, 1/5/09	3,000,000	2,999

	Total		2,999

Short-Term Investments (17.6%)	Shares/ $ Par	Value $ (000’s)
Personal Credit Institutions (0.7%)
HSBC Finance Corp., 1.50%, 1/8/09	1,200,000	1,200

Total		1,200

Total Short-Term Investments (Cost: $30,093)		30,094

Total Investments (99.8%) (Cost: $214,418)(a)		171,176

Other Assets, Less Liabilities (0.2%)		375

Net Assets (100.0%)		171,551

*	Non-Income Producing

ADR after the name of a security represents

—American Depositary Receipt.

(a)	At December 31, 2008 the aggregate cost of securities for federal tax purposes (in thousands) was $216,074 and the net unrealized depreciation of investments based on that cost was $44,898 which is comprised of $3,906 aggregate gross unrealized appreciation and $48,804 aggregate gross unrealized depreciation.

(l)	As of December 31, 2008, portfolio securities with an aggregate value of $1,448 (in thousands) were fair valued under procedures adopted by the Board of Directors.

The Accompanying Notes are an Integral Part of the Financial Statements.

Focused Appreciation Portfolio	7

Large Cap Core Stock Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital and income.	Invest primarily in equity securities of large U.S. companies.	$311 million

Portfolio Overview

Mason Street Advisors acts as the investment adviser for the Large Cap Core Stock Portfolio. The Portfolio seeks long-term growth of capital and income. The Portfolio seeks to achieve these objectives primarily by investing in the equity securities of companies selected for their high quality and growth potential. The Portfolio’s holdings will consist primarily of equity securities of large companies that may include both “growth” and “value” stocks. The Portfolio’s strategy is to actively manage a portfolio of selected equity securities with a goal of outperforming the total return of the S&P 500® Index. The Portfolio attempts to reduce risk by investing in many different economic sectors, industries and companies. The Portfolio’s manager may underweight or overweight selected economic sectors against the sector weightings of the S&P 500® Index to seek to enhance the Portfolio’s total return or reduce fluctuations in market value relative to the S&P 500® Index.

Market Overview

Financial markets endured a brutal 2008, which saw the failure of a number of leading financial institutions, credit markets freeze up, and the U.S. government take a series of extraordinary steps to support the economy and financial system. The crisis was a result of the ongoing sub-prime mortgage meltdown, which spread rapidly through the domestic financial sector and into virtually every segment of global financial markets. For all of 2008, returns for large-, medium- and small-sized companies were –37.60%, –41.46% and –33.79%, as measured by the Russell 1000, Russell MidCap and Russell 2000 Stock Indices, respectively. No sector of the market had positive returns for the year, and value-oriented stocks held up modestly better than growth stocks, as measured by the Russell style indices.

Portfolio Results

The Large Cap Core Stock Portfolio returned –38.74% for all of 2008. By comparison, the S&P 500® Index returned –37.00%. (This Index is unmanaged, cannot be invested in directly, and does not include administrative expenses or sales charges.) The Portfolio’s Large-Cap Core Funds peer group average return was –38.76%, according to Lipper Analytical Services, Inc., an independent mutual fund ranking agency.

The Portfolio’s absolute return reflected the unprecedented turmoil affecting the economy and financial markets in what was the worst year for stocks since the Great Depression. In that environment, no sector contributed positively to results. Relative to the benchmark, the Portfolio’s underperformance was driven by positioning in the Energy and Industrials sectors. The leading contribution to relative return by far came from positioning in the Health Care sector.

Relative to the benchmark, Energy shares detracted most, behind an underweight position in the big, integrated oil companies and an overweight to the equipment and services names. We favor the long-term industry dynamics and structural position of the service companies relative to the integrateds. Unfortunately, that positioning detracted during 2008, as the diversified oil companies held up better than the oil services firms. The leading detractors in this space were an underweight position in Exxon Mobil, and an overweight to equipment and services firm National Oilwell Varco.

Another source of weakness was positioning in the Industrials sector. The leading detractors were manufacturers and parts suppliers tied to the market for commercial airliners and business jets. These were Textron and Spirit AeroSystems Holdings. We liked the backlog and book of business these companies touted; nevertheless, investors worried that slower economic growth would throttle demand for commercial jets.

At the other end of the spectrum, our stock selection was most effective in the Health Care sector, behind positioning in the biotechnology segment. We favor biotechnology shares over big pharmaceutical names because biotech stocks tend not to have the same worries as pharma about patent expiries, generic competition, and modest new drug pipelines. The leading contributors in biotech were Gilead Sciences and Celgene. Gilead is the dominant player in the market for AIDS drugs, while Celgene offers best-in-class cancer drugs gaining approval for new applications.

However, performance in the Health Care sector would have been better but for our underweight to pharmaceutical shares. These stocks generally held up well in 2008 because many investors viewed them as large, liquid safe haven plays. Nevertheless, our stake in Teva Pharmaceutical—a leading generic provider that has the potential to benefit from the increasing importance of generics in the health care industry—was a key contributor for the year. Selection and allocation decisions also contributed to relative results in the Telecommunication Services, Utilities, and Materials sectors.

8	Large Cap Core Stock Portfolio

Large Cap Core Stock Portfolio

Outlook

After the unprecedented events of 2008, we have a somewhat hopeful outlook for 2009—we are hoping for the reemergence of a more rational, less volatile market environment where fundamentals matter again. Unfortunately, the economic fundamentals remain challenging, and it is difficult to see a quick rebound in growth and earnings. Nevertheless, we believe the dramatic sell-off has created some tremendous investment opportunities. In that regard, we’re likely to trim our Health Care stake, which did relatively well, and look for opportunities to put that money to work in the most beaten-up segments of the market. We will continue to perform careful analysis and selectively add companies in out-of-favor sectors that we feel have the best potential to position the Portfolio to benefit from an eventual recovery.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2008
	1 Year	5 Years	10 Years
Large Cap Core Stock Portfolio	-38.74%	-2.65%	-3.26%
S&P 500 Index	-37.00%	-2.19%	-1.38%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average	-38.76%	-2.79%	-1.46%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.nmfn.com.

This chart assumes an initial investment of $10,000 made on 12/31/98. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separte account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Top 10 Equity Holdings 12/31/08

Security Description	% of Net Assets
Exxon Mobil Corp.	3.6%
Microsoft Corp.	2.3%
Chevron Corp.	2.1%
AT&T, Inc.	2.0%
Wal-Mart Stores, Inc.	1.9%
Baxter International, Inc.	1.9%
JPMorgan Chase & Co.	1.8%
General Electric Co.	1.7%
Wells Fargo & Co.	1.7%
CVS Caremark Corp.	1.7%

Sector Allocation 12/31/08

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Large Cap Core Stock Portfolio	9

Large Cap Core Stock Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2008

	Common Stocks (92.9%)	Shares/ $ Par	Value $ (000’s)
	Consumer Discretionary (8.0%)
	Abercrombie & Fitch Co. - Class A	37,500	865
*	Amazon.com, Inc.	13,900	713
	Comcast Corp. - Class A	282,900	4,775
	The Home Depot, Inc.	31,500	725
	Johnson Controls, Inc.	88,400	1,605
*	Kohl’s Corp.	102,000	3,692
	Lowe’s Cos., Inc.	120,900	2,602
	McDonald’s Corp.	27,700	1,723
	The McGraw-Hill Cos., Inc.	99,700	2,312
	NIKE, Inc. - Class B	54,700	2,790
	Omnicom Group, Inc.	65,800	1,771
	Target Corp.	34,400	1,188

	Total		24,761

	Consumer Staples (12.7%)
	Avon Products, Inc.	105,800	2,542
	The Coca-Cola Co.	73,200	3,314
	CVS Caremark Corp.	185,522	5,332
*	Energizer Holdings, Inc.	37,500	2,030
*	Hansen Natural Corp.	91,100	3,055
	The Kroger Co.	161,800	4,273
	PepsiCo, Inc.	57,700	3,160
	Philip Morris International, Inc.	115,500	5,026
	The Procter & Gamble Co.	75,362	4,659
	Wal-Mart Stores, Inc.	107,100	6,004

	Total		39,395

	Energy (11.9%)
*	Cameron International Corp.	64,900	1,331
	Chevron Corp.	89,700	6,635
	ConocoPhillips	54,888	2,843
	Diamond Offshore Drilling, Inc.	16,900	996
	Exxon Mobil Corp.	139,100	11,104
	Halliburton Co.	87,300	1,587
	Hess Corp.	19,900	1,068
*	National-Oilwell Varco, Inc.	86,700	2,119
	Occidental Petroleum Corp.	22,000	1,320
*	SandRidge Energy, Inc.	18,800	116
	Schlumberger, Ltd.	46,900	1,985
*	Southwestern Energy Co.	69,700	2,019
*	Transocean, Ltd.	21,300	1,006
	XTO Energy, Inc.	82,650	2,915

	Total		37,044

	Financials (10.9%)
	American Express Co.	53,900	1,000

	Common Stocks (92.9%)	Shares/ $ Par	Value $ (000’s)
	Financials continued
	Bank of America Corp.	139,357	1,962
	The Bank of New York Mellon Corp.	52,200	1,479
	Citigroup, Inc.	166,900	1,120
	CME Group, Inc.	7,200	1,498
	The Goldman Sachs Group, Inc.	15,300	1,291
	JPMorgan Chase & Co.	180,296	5,684
	Merrill Lynch & Co., Inc.	154,800	1,802
	National City Corp.	671,700	1,216
	Prudential Financial, Inc.	65,100	1,970
	State Street Corp.	76,500	3,009
	T. Rowe Price Group, Inc.	49,400	1,751
	The Travelers Companies, Inc.	107,800	4,872
	Wells Fargo & Co.	181,000	5,336

	Total		33,990

	Health Care (14.0%)
	Abbott Laboratories	97,200	5,188
	Aetna, Inc.	63,800	1,818
	Allergan, Inc.	63,300	2,552
	Baxter International, Inc.	107,000	5,734
	Bristol-Myers Squibb Co.	75,000	1,744
	Cardinal Health, Inc.	29,400	1,013
*	Celgene Corp.	60,095	3,322
*	Express Scripts, Inc.	27,700	1,523
*	Genentech, Inc.	10,900	904
*	Genzyme Corp.	42,200	2,801
*	Gilead Sciences, Inc.	80,600	4,122
	Johnson & Johnson	74,400	4,451
*	Medco Health Solutions, Inc.	59,600	2,498
	Teva Pharmaceutical Industries, Ltd., ADR	79,900	3,401
	UnitedHealth Group, Inc.	88,100	2,344

	Total		43,415

	Industrials (9.2%)
	Danaher Corp.	28,200	1,596
	Deere & Co.	34,300	1,314
	FedEx Corp.	26,800	1,719
*	Foster Wheeler, Ltd.	62,500	1,461
	General Electric Co.	334,500	5,419
	Honeywell International, Inc.	64,990	2,134
	Lockheed Martin Corp.	13,100	1,102
	Norfolk Southern Corp.	60,200	2,833
	Raytheon Co.	49,200	2,511
*	Spirit AeroSystems Holdings, Inc. - Class A	138,800	1,412
	Textron, Inc.	52,300	725

	Common Stocks (92.9%)	Shares/ $ Par	Value $ (000’s)
	Industrials continued
	Union Pacific Corp.	67,100	3,207
	United Parcel Service, Inc. - Class B	19,400	1,070
	United Technologies Corp.	37,800	2,026

	Total		28,529

	Information Technology (16.9%)
	Accenture, Ltd. - Class A	52,600	1,725
*	Apple, Inc.	38,600	3,295
	Applied Materials, Inc.	49,300	499
*	Broadcom Corp. - Class A	100,350	1,703
*	Cisco Systems, Inc.	245,900	4,008
	Corning, Inc.	134,600	1,283
*	Electronic Arts, Inc.	64,400	1,033
*	Google, Inc. - Class A	14,400	4,430
	Hewlett-Packard Co.	140,900	5,113
	Intel Corp.	333,400	4,888
	International Business Machines Corp.	63,100	5,311
	Intersil Corp. - Class A	61,600	566
*	MEMC Electronic Materials, Inc.	53,600	765
	Microsoft Corp.	366,300	7,121
*	Oracle Corp.	269,700	4,782
	QUALCOMM, Inc.	128,500	4,604
	Visa, Inc. - Class A	25,900	1,358

	Total		52,484

	Materials (2.2%)
	Ecolab, Inc.	40,700	1,431
	Freeport-McMoRan Copper & Gold, Inc.	41,800	1,021
	Monsanto Co.	38,900	2,737
	Praxair, Inc.	25,300	1,502

	Total		6,691

	Other Holdings (0.9%)
	Financial Select Sector SPDR Fund	120,500	1,521
	SPDR KBW Bank	65,000	1,423

	Total		2,944

	Telecommunication Services (4.0%)
*	American Tower Corp. - Class A	75,600	2,217
	AT&T, Inc.	219,900	6,267
	Verizon Communications, Inc.	118,600	4,020

	Total		12,504

	Utilities (2.2%)
	Exelon Corp.	43,100	2,397

The Accompanying Notes are an Integral Part of the Financial Statements.

10	Large Cap Core Stock Portfolio

Large Cap Core Stock Portfolio

	Common Stocks (92.9%)	Shares/ $ Par	Value $ (000’s)
	Utilities continued
	FPL Group, Inc.	89,900	4,524

	Total		6,921

	Total Common Stocks (Cost: $368,907)		288,678

	Short-Term Investments (7.0%)
	Federal Government & Agencies (0.7%)
	Federal Home Loan Bank, 0.15%, 3/13/09	1,000,000	1,000
(b)	Federal Home Loan Bank, 0.47%, 3/13/09	1,000,000	1,000

	Total		2,000

	Finance Services (3.2%)
	Gemini Securitization Corp. LLC, 0.70%, 1/15/09	10,000,000	9,997

	Total		9,997

	Oil and Gas (3.1%)
	Devon Energy Corp., 0.95%, 1/2/09	9,700,000	9,700

	Total		9,700

	Total Short-Term Investments (Cost: $21,696)		21,697

	Total Investments (99.9%) (Cost: $390,603)(a)		310,375

	Other Assets, Less Liabilities (0.1%)		290

	Net Assets (100.0%)		310,665

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2008 the aggregate cost of securities for federal tax purposes (in thousands) was $392,631 and the net unrealized depreciation of investments based on that cost was $82,256 which is comprised of $18,466 aggregate gross unrealized appreciation and $100,722 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
S&P 500 Index Futures (Long) (Total Notional Value at December 31, 2008, $10,724)	47	3/09	$ (148)

The Accompanying Notes are an Integral Part of the Financial Statements.

Large Cap Core Stock Portfolio	11

Large Cap Blend Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital and income.	Invest primarily in equity and equity-related securities of large U.S. companies.	$29 million

Portfolio Overview

Mason Street Advisors, the investment adviser for the Large Cap Blend Portfolio, has engaged Capital Guardian Trust Company to act as sub-adviser for the Portfolio. The Portfolio objectives are long-term growth of capital and income. The Portfolio seeks to meet these objectives by investing at least 80% of its net assets (plus any borrowing for investment purposes), in equity and equity-related securities of U.S. large-capitalization companies, defined as those with a market capitalization range, at the time of investment, equal to that of the Portfolio’s benchmark, the S&P 500® Index. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income. The Large Cap Blend portfolio uses a multiple portfolio manager system in managing the Fund’s assets. Under this approach, the Portfolio is divided into segments managed by individual managers. Each manager’s role is to decide how their respective segment will be invested by selecting securities within the limits of the Portfolio’s objectives and policies.

Market Overview

Financial markets endured a brutal 2008, which saw the failure of a number of leading financial institutions, credit markets freeze up and the U.S. government take a series of extraordinary steps to support the economy and financial system. The crisis was a result of the ongoing sub-prime mortgage meltdown, which spread rapidly through the domestic financial sector and into virtually every segment of global financial markets. For the twelve months ended December 31, 2008, returns for large-, medium- and small-sized companies were –37.60%, –41.46% and –33.79%, as measured by the Russell 1000, Russell MidCap and Russell 2000 Stock Indices, respectively. No sector of the market had positive returns for the year, and value-oriented stocks held up modestly better than growth stocks, as measured by the Russell style indices.

Portfolio Results

The Large Cap Blend Portfolio returned –40.25% for the twelve months ended December 31, 2008. By comparison, the S&P 500® Index returned –37.00%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) According to Lipper Analytical Services, Inc., an independent mutual fund ranking agency, the average return of the Large-Cap Core Funds peer group was

–38.76%.

The Portfolio’s absolute return reflected the unprecedented turmoil affecting the economy and financial markets in what was the worst year for stocks since the Great Depression. In that environment, no sector managed positive results. Relative to the benchmark, the Portfolio’s underperformance was driven by positioning in the Financials and Consumer Discretionary sectors. The leading contribution to relative return came from the Health Care sector.

Stock choices in the Financials sector detracted most from relative results, as the Portfolio was hurt by exposure to a number of companies hit hard by the credit crisis. In past financial crises, high quality, large-cap financials earned their way out of challenging economic and credit environments, and our analysis of several financial companies suggested the same could happen this time. Unfortunately, we did not anticipate the depth and speed of the deterioration in fundamentals in the current crisis. As a result, four of the top five detractors from relative results were Fannie Mae, Freddie Mac, Lehman Brothers and Wachovia. On a positive note, a number of our stock picks in the sector worked well, as overweight positions in JPMorgan Chase, Wells Fargo and Hudson City Bancorp were all top ten contributors for the year.

Another source of weakness was stock selection in the Consumer Discretionary sector. Gaming stock Las Vegas Sands, media giant Gannett and fast food icon McDonald’s were leading detractors. It hurt to be underrepresented in shares of McDonald’s, which we thought were expensive; nevertheless, the company benefited as tough economic times sent more cost-conscious diners through its doors. Overweight positions in Las Vegas Sands and Gannett detracted largely because of worries about the effect of slower economic growth on revenues. Las Vegas Sands faced additional concerns that recent anti-gambling policies enacted by the Chinese government would hurt business at a key property.

The largest contribution to relative return came from an overweight position and stock selection in the Health Care sector, particularly biotechnology shares. We favored biotechnology companies because they tend to be dynamic and innovative with solid growth prospects, in contrast to big pharmaceutical firms, which often face worries about patent expirations and generic competition. Biotechnology shares benefited from takeover activity as pharmaceutical firms sought to bolster their new drug pipelines, which explains the outperformance of Genentech, ImClone Systems and Millennium Pharmaceuticals, which were all either acquired or the subject of buyout offers in 2008.

Outlook

We will continue our focus on leading large-cap companies demonstrating growth potential whose shares are trading at attractive valuations. One positive lesson from a very difficult 2008 is that we are now finding a great many high quality

12	Large Cap Blend Portfolio

Large Cap Blend Portfolio

companies trading at compelling levels. And while it is impossible to know when economic and market conditions will turn, we are using this opportunity to attempt to position the Portfolio for outperformance by adding what we believe to be well-run, attractively valued companies at knock-down prices. Because the Portfolio is built from the bottom up, our sector and industry allocations reflect where we’re finding the best investment opportunities at a given time. As of December 31, 2008, the largest sector overweight was in Health Care, while the most notable sector underweight was in Energy.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2008
	1 Year	Since Inception*
Large Cap Blend Portfolio	-40.25%	-29.42%
S&P 500 Index	-37.00%	-23.95%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average	-38.76%	–

*Inception date of 4/30/07

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.nmfn.com.

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separte account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

   Top 10 Equity Holdings 12/31/08

Security Description	% of Net Assets
General Electric Co.	2.9%
United Parcel Service, Inc. - Class B	2.7%
Google, Inc. - Class A	2.7%
JPMorgan Chase & Co.	2.6%
PepsiCo, Inc.	2.5%
Baxter International, Inc.	2.4%
Genentech, Inc.	2.3%
Celgene Corp.	2.3%
Philip Morris International, Inc.	2.2%
Kraft Foods, Inc. - Class A	2.2%

Sector Allocation 12/31/08

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Large Cap Blend Portfolio	13

Large Cap Blend Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2008

	Common Stocks (96.2%)	Shares/ $ Par	Value $ (000’s)
	Consumer Discretionary (11.6%)
*	Apollo Group, Inc. - Class A	2,800	215
	Best Buy Co., Inc.	5,100	143
	Carnival Corp.	6,100	148
	CBS Corp. - Class B	16,600	136
*	Coach, Inc.	1,400	29
	Comcast Corp. - Class A	5,100	86
	Gannett Co., Inc.	8,100	65
*	Hanesbrands, Inc.	10,000	127
	The Home Depot, Inc.	5,500	127
	Honda Motor Co., Ltd., ADR	6,100	130
	Johnson Controls, Inc.	3,500	64
*	Las Vegas Sands Corp.	10,900	65
	Lowe’s Cos., Inc.	6,700	144
	Nordstrom, Inc.	8,300	110
	Omnicom Group, Inc.	11,200	302
	Target Corp.	18,700	646
*	Time Warner Cable, Inc. - Class A	8,300	178
	Time Warner, Inc.	7,700	77
*	Urban Outfitters, Inc.	4,800	72
*	Viacom, Inc. -Class B	5,500	105
	The Walt Disney Co.	15,900	361
*	Wynn Resorts, Ltd.	1,800	76

	Total		3,406

	Consumer Staples (11.8%)
	Altria Group, Inc.	17,500	264
	The Coca-Cola Co.	3,382	153
	Costco Wholesale Corp.	1,800	95
*	Energizer Holdings, Inc.	800	43
	Kimberly-Clark Corp.	1,400	74
	Kraft Foods, Inc. - Class A	24,300	652
	PepsiCo, Inc.	13,200	723
	Philip Morris International, Inc.	15,100	657
	Sara Lee Corp.	46,100	451
	Unilever NV	3,900	96
	Wal-Mart Stores, Inc.	4,300	241

	Total		3,449

	Energy (6.7%)
	Anadarko Petroleum Corp.	2,200	85
	Baker Hughes, Inc.	1,700	55
	Chevron Corp.	4,100	303
	ConocoPhillips	3,500	181
	EOG Resources, Inc.	800	53
	Exxon Mobil Corp.	3,400	271
	Kinder Morgan Management, LLC.	1,532	61
	Marathon Oil Corp.	12,200	334
	Royal Dutch Shell PLC - Class A, ADR	3,300	175

	Common Stocks (96.2%)	Shares/ $ Par	Value $ (000’s)
	Energy continued
	Royal Dutch Shell PLC - Class B, ADR	1,100	57
	Schlumberger, Ltd.	8,300	351
	The Williams Companies, Inc.	3,100	45

	Total		1,971

	Financials (11.6%)
	ACE, Ltd.	1,700	90
	Aflac, Inc.	4,000	183
	Astoria Financial Corp.	4,500	74
	Bank of America Corp.	2,500	35
*	Berkshire Hathaway, Inc. - Class A	2	193
	The Goldman Sachs Group, Inc.	7,300	616
	Hudson City Bancorp, Inc.	27,000	431
	JPMorgan Chase & Co.	24,300	766
	Mercury General Corp.	400	19
	The Progressive Corp.	14,900	221
	RenaissanceRe Holdings, Ltd.	700	36
	SunTrust Banks, Inc.	500	15
	T. Rowe Price Group, Inc.	2,200	78
	Wells Fargo & Co.	21,900	646

	Total		3,403

	Health Care (17.5%)
	Abbott Laboratories	9,100	486
	Aetna, Inc.	300	9
	Allergan, Inc.	10,300	415
	AstraZeneca PLC, ADR	4,400	181
	Baxter International, Inc.	13,300	713
*	BioMarin Pharmaceutical, Inc.	2,900	52
	Cardinal Health, Inc.	7,900	272
*	Celgene Corp.	12,000	663
*	Cerner Corp.	5,000	192
*	DaVita, Inc.	9,400	466
*	Forest Laboratories, Inc.	5,100	130
*	Genentech, Inc.	8,300	688
*	Gilead Sciences, Inc.	2,500	128
*	Health Net, Inc.	1,300	14
	Medtronic, Inc.	4,900	154
	Pfizer, Inc.	4,800	85
	Sanofi-Aventis, ADR	2,700	87
	Teva Pharmaceutical Industries, Ltd., ADR	4,400	187
	UnitedHealth Group, Inc.	8,700	231

	Total		5,153

	Industrials (11.9%)
	Cooper Industries, Ltd. - Class A	1,300	38
	Danaher Corp.	1,350	76
	Emerson Electric Co.	2,500	92

	Common Stocks (96.2%)	Shares/ $ Par	Value $ (000’s)
	Industrials continued
	FedEx Corp.	1,700	109
*	First Solar, Inc.	1,200	166
	Fluor Corp.	9,100	408
	General Electric Co.	52,700	854
	Illinois Tool Works, Inc.	7,300	256
*	Iron Mountain, Inc.	2,000	49
*	Jacobs Engineering Group, Inc.	1,000	48
*	Monster Worldwide, Inc.	6,200	75
	Southwest Airlines Co.	13,100	113
	Union Pacific Corp.	1,800	86
	United Parcel Service, Inc. - Class B	14,400	794
	United Technologies Corp.	6,400	343

	Total		3,507

	Information Technology (14.8%)
*	Adobe Systems, Inc.	5,400	115
*	Agilent Technologies, Inc.	7,400	116
*	Apple, Inc.	2,800	239
*	Brocade Communications Systems, Inc.	45,900	129
*	Cisco Systems, Inc.	31,800	518
*	Cognizant Technology Solutions Corp. - Class A	4,100	74
*	Dell, Inc.	7,300	75
*	eBay, Inc.	4,400	61
*	Flextronics International, Ltd.	14,500	37
*	Google, Inc. - Class A	2,550	785
	Hewlett-Packard Co.	3,400	123
	Intel Corp.	4,800	70
	International Business Machines Corp.	1,200	101
	Jabil Circuit, Inc.	20,100	136
	KLA-Tencor Corp.	7,000	153
*	Lam Research Corp.	1,900	41
	Microchip Technology, Inc.	3,400	66
	Microsoft Corp.	13,600	264
*	NetApp, Inc.	5,300	74
	Nintendo Co., Ltd., ADR	3,500	167
*	Oracle Corp.	2,900	51
	Paychex, Inc.	10,100	265
*	Polycom, Inc.	7,200	97
	QUALCOMM, Inc.	10,700	383
	Visa, Inc. - Class A	1,000	53
*	Yahoo!, Inc.	12,500	153

	Total		4,346

	Materials (5.3%)
	Allegheny Technologies, Inc.	7,700	196
	Barrick Gold Corp.	12,800	471
	Celanese Corp.	1,400	17
	Cliffs Natural Resources, Inc.	4,500	115

The Accompanying Notes are an Integral Part of the Financial Statements.

14	Large Cap Blend Portfolio

Large Cap Blend Portfolio

	Common Stocks (96.2%)	Shares/ $ Par	Value $ (000’s)
	Materials continued
	Ecolab, Inc.	2,300	81
	Monsanto Co.	2,600	183
	Nucor Corp.	4,000	185
	Potash Corp. of Saskatchewan, Inc.	1,800	132
	Vulcan Materials Co.	2,700	188

	Total		1,568

	Other Holdings (1.0%)
	SPDR Trust Series 1	3,300	298

	Total		298

	Telecommunication Services (3.1%)
*	American Tower Corp. - Class A	10,700	313
	AT&T, Inc.	18,000	513
*	tw telecom, Inc.	8,000	68

	Total		894

	Utilities (0.9%)
	Allegheny Energy, Inc.	1,100	37
	American Water Works Co., Inc.	6,600	138
	CMS Energy Corp.	3,400	34
	Edison International	1,800	58

	Total		267

	Total Common Stocks (Cost: $38,795)		28,262

	Preferred Stocks (0.4%)
	Pharmaceutical Preparations (0.4%)
	Schering-Plough Corp., 6.00%, 8/13/10	700	122

	Total		122

	Total Preferred Stocks (Cost: $151)		122

	Short-Term Investments (3.4%)
	Energy (3.4%)
	Sempra Global, 1.00%, 1/2/09	1,000,000	1,000

	Total		1,000

	Total Short-Term Investments (Cost: $1,000)		1,000

	Total Investments (100.0%) (Cost: $39,946)(a)		29,384

	Other Assets, Less Liabilities (0.0%)		(2)

	Net Assets (100.0%)		29,382

*	Non-Income Producing

ADR after the name of a security represents —American Depositary Receipt.

(a)	At December 31, 2008 the aggregate cost of securities for federal tax purposes (in thousands) was $40,072 and the net unrealized depreciation of investments based on that cost was $10,688 which is comprised of $319 aggregate gross unrealized appreciation and $11,007 aggregate gross unrealized depreciation.

(l)	As of December 31, 2008, portfolio securities with an aggregate value of $90 (in thousands) were fair valued under procedures adopted by the Board of Directors.

The Accompanying Notes are an Integral Part of the Financial Statements.

Large Cap Blend Portfolio	15

Index 500 Stock Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Investment results that approximate the performance of the S&P 500® Index.	Invest in stocks included in the S&P 500® Index in approximately the same proportion as each stock’s weighting in the Index.	$1.2 billion

Portfolio Overview

Mason Street Advisors acts as the investment adviser for the Index 500 Stock Portfolio. The Portfolio seeks investment results that approximate the performance of the S&P 500® Index. The S&P 500® Index is composed of 500 common stocks representing approximately three-fourths of the total market value of all publicly traded common stocks in the U.S. The Portfolio’s strategy is to capture broad market performance by investing in a portfolio modeled after a broadly based stock index. The Index 500 Stock Portfolio is not managed in the traditional sense using economic, financial and market analysis. The Portfolio invests in stocks included in the S&P 500® Index in proportion to their weightings in the Index, and may buy or sell securities after announced changes in the Index but before or after the effective date of the changes to attempt to achieve higher correlation with the Index. The Portfolio remains neutral relative to the benchmark in terms of economic sectors, market capitalization, and the growth and value styles of investing. The Portfolio will, to the extent feasible, remain fully invested, and may purchase Index futures contracts in an attempt to achieve full replication.

Market Overview

Financial markets endured a brutal 2008, which saw the failure of a number of leading financial institutions, credit markets freeze up, and the U.S. government take a series of extraordinary steps to support the economy and financial system. Returns were negative across all market capitalization ranges, sectors, and investment styles. For all of 2008, returns for large-, medium- and small-sized companies were –37.00%, –36.23% and –31.07%, as measured by the S&P 500®, MidCap 400® and SmallCap 600® Indices, respectively.

Large-cap stocks suffered most, largely as a result of the fallout from the financial crisis. Indeed, Financials were the poorest performing sector in the Index, down 57%, as large-cap financial shares were at the epicenter of the credit crisis. Every major investment bank, mortgage market players Fannie Mae and Freddie Mac, insurance giant AIG, and such big lenders as Washington Mutual and Wachovia either failed, were seized by the government, sold at a steep discount, or fundamentally altered their corporate structure.

In addition, stocks faced worries about the dramatic global slowdown, weighing on economically sensitive shares. In that environment, Materials, Information Technology, Industrials, Energy and Consumer Discretionary shares fell 47%, 44%, 42%, 36% and 35%, respectively.

The shares that held up best were Consumer Staples names (–18%), whose earnings have historically been more resilient during difficult economic periods. Similarly, the traditionally defensive Utilities and Telecommunication Services segments did better than the Index, down 32% and 34%, respectively. Health Care shares deserve special mention, as these growth-oriented stocks managed the second-best return for the year, down 25%. Positive returns from biotechnology shares and a resilient performance from big pharmaceutical companies drove the sector’s performance.

Portfolio Results

The Portfolio had a sharply negative return in the worst year for equities since the Great Depression. For the twelve months ended December 31, 2008, the Portfolio had a total return of –36.94%, compared with –37.00% for the S&P 500® Index. (This Index is unmanaged, cannot be invested in directly, and does not include administrative expenses or sales charges.) The average return for the Portfolio’s peer group, S&P 500 Index Objective Funds, was –37.20%, according to Lipper Analytical Services, Inc., an independent mutual fund ranking agency.

As we seek to track the performance and weightings of stocks in the S&P 500® Index, we make changes in the Portfolio’s holding as the Index changes. Standard & Poor’s changes the composition of the Index as companies go public or private, merge, divest or have major changes in market capitalization. Additionally, Standard & Poor’s adjusts the Index to better reflect the companies that are most representative of the composition of the U.S. economy. During 2008, 33 companies were added to the Index, with a like number eliminated during the year. We try to make these adjustments in the Portfolio in a way that minimizes the cost and market impact of our trading. For example, it is typical for stocks to rise temporarily when they are initially added to the Index as funds adjust their portfolios to reflect the new benchmark. We have been able to add these names to the Portfolio in a more efficient, cost-effective way by incorporating them after this temporary price increase subsides.

Outlook

After the unprecedented events of 2008, we have a somewhat hopeful outlook for 2009—we are hoping for the reemergence of a more rational, less volatile market environment where fundamentals and diversification matter once again. Unfortunately, the economic fundamentals remain challenging, though we think it is reasonable to expect some sort of recovery based on the

16	Index 500 Stock Portfolio

Index 500 Stock Portfolio

massive government stimulus likely to come early in the new year. Diversification, too, is likely to matter again, as we see greater differentiation in returns across and within asset classes. We continue to believe in the potential benefit of investing in a fund based on a broad market index, such as the Index 500 Stock Portfolio, which provides exposure to both growth and value styles of investing, as well stocks of companies across the economy.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2008
	1 Year	5 Years	10 Years
Index 500 Stock Portfolio	-36.94%	-2.28%	-1.42%
S&P 500 Index	-37.00%	-2.19%	-1.38%
Lipper Variable Insurance Products (VIP) S&P 500 Index Objective Funds Average	-37.20%	-2.54%	-1.73%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.nmfn.com.

This chart assumes an initial investment of $10,000 made on 12/31/98. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separte account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

“Standard & Poor’s®”, “S&P®”, “S&P 500” and “Standard & Poor’s 500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by The Northwestern Mutual Life Insurance Company. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Portfolio.

   Top 10 Equity Holdings 12/31/08

Security Description	% of Net Assets
Exxon Mobil Corp.	5.1%
The Procter & Gamble Co.	2.3%
General Electric Co.	2.1%
AT&T, Inc.	2.1%
Johnson & Johnson	2.1%
Chevron Corp.	1.9%
Microsoft Corp.	1.9%
Wal-Mart Stores, Inc.	1.6%
Pfizer, Inc.	1.5%
JPMorgan Chase & Co.	1.5%

Sector Allocation 12/31/08

Sector Allocation is based on equities.

Sector Allocation and Top 10 Holdings are subject to change.

Index 500 Stock Portfolio	17

Index 500 Stock Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2008

	Common Stocks (97.7%)	Shares/ $ Par	Value $ (000’s)
	Consumer Discretionary (8.2%)
	Abercrombie & Fitch Co. - Class A	13,300	307
*	Amazon.com, Inc.	49,200	2,523
*	Apollo Group, Inc. - Class A	16,300	1,249
*	AutoNation, Inc.	16,529	163
*	AutoZone, Inc.	5,825	812
*	Bed Bath & Beyond, Inc.	39,800	1,012
	Best Buy Co., Inc.	51,675	1,453
*	Big Lots, Inc.	12,600	183
	The Black & Decker Corp.	9,200	385
	Carnival Corp.	66,909	1,627
	CBS Corp. - Class B	104,124	853
	Centex Corp.	19,000	202
*	Coach, Inc.	50,100	1,041
	Comcast Corp. - Class A	440,905	7,442
	D.R. Horton, Inc.	42,200	298
	Darden Restaurants, Inc.	21,250	599
*	The DIRECTV Group, Inc.	83,600	1,915
	Eastman Kodak Co.	41,083	270
*	Expedia, Inc.	32,100	264
	Family Dollar Stores, Inc.	21,400	558
*	Ford Motor Co.	365,765	838
	Fortune Brands, Inc.	22,967	948
*	GameStop Corp. - Class A	25,100	544
	Gannett Co., Inc.	34,950	280
	The Gap, Inc.	71,375	956
	General Motors Corp.	93,427	299
	Genuine Parts Co.	24,400	924
*	The Goodyear Tire & Rubber Co.	36,900	220
	H&R Block, Inc.	51,900	1,179
	Harley-Davidson, Inc.	35,600	604
	Harman International Industries, Inc.	9,000	151
	Hasbro, Inc.	18,925	552
	The Home Depot, Inc.	259,600	5,976
	International Game Technology	45,100	536
*	The Interpublic Group of Companies, Inc.	73,000	289
	J.C. Penney Co., Inc.	34,050	671
	Johnson Controls, Inc.	91,000	1,653
	Jones Apparel Group, Inc.	12,800	75
	KB Home	11,500	157
*	Kohl’s Corp.	46,667	1,689
	Leggett & Platt, Inc.	23,933	364
	Lennar Corp. - Class A	21,600	187
	Limited Brands, Inc.	41,387	416
	Lowe’s Cos., Inc.	224,400	4,829
	Macy’s, Inc.	64,346	666

	Common Stocks (97.7%)	Shares/ $ Par	Value $ (000’s)
	Consumer Discretionary continued
	Marriott International, Inc. - Class A	44,900	873
	Mattel, Inc.	54,888	878
	McDonald’s Corp.	170,678	10,614
	The McGraw-Hill Cos., Inc.	48,120	1,116
	Meredith Corp.	5,500	94
	The New York Times Co. - Class A	17,870	131
	Newell Rubbermaid, Inc.	42,492	416
	News Corp. - Class A	352,200	3,201
	NIKE, Inc. - Class B	60,100	3,065
	Nordstrom, Inc.	24,434	325
*	Office Depot, Inc.	42,057	125
	Omnicom Group, Inc.	47,600	1,281
	Polo Ralph Lauren Corp.	8,600	391
	Pulte Homes, Inc.	32,700	357
	RadioShack Corp.	19,200	229
	Scripps Networks Interactive - Class A	13,800	304
*	Sears Holdings Corp.	8,480	330
	The Sherwin-Williams Co.	15,013	897
	Snap-on, Inc.	8,817	347
	The Stanley Works	12,050	411
	Staples, Inc.	109,250	1,958
*	Starbucks Corp.	112,600	1,065
	Starwood Hotels & Resorts Worldwide, Inc.	28,000	501
	Target Corp.	115,257	3,980
	Tiffany & Co.	18,867	446
	Time Warner, Inc.	549,300	5,526
	The TJX Companies, Inc.	63,700	1,310
	VF Corp.	13,457	737
*	Viacom, Inc. - Class B	93,924	1,790
	The Walt Disney Co.	283,457	6,432
	The Washington Post Co. - Class B	900	351
	Whirlpool Corp.	11,244	465
	Wyndham Worldwide Corp.	27,186	178
*	Wynn Resorts, Ltd.	9,400	397
	Yum! Brands, Inc.	70,860	2,232

	Total		100,912

	Consumer Staples (12.6%)
	Altria Group, Inc.	315,522	4,752
	Archer-Daniels-Midland Co.	98,203	2,831
	Avon Products, Inc.	65,300	1,569
	Brown-Forman Corp. - Class B	15,022	773
	Campbell Soup Co.	31,522	946
	The Clorox Co.	21,250	1,181
	The Coca-Cola Co.	304,675	13,793

	Common Stocks (97.7%)	Shares/ $ Par	Value $ (000’s)
	Consumer Staples continued
	Coca-Cola Enterprises, Inc.	48,600	585
	Colgate-Palmolive Co.	77,322	5,300
	ConAgra Foods, Inc.	68,467	1,130
*	Constellation Brands, Inc. - Class A	29,800	470
	Costco Wholesale Corp.	66,064	3,468
	CVS Caremark Corp.	219,861	6,319
*	Dean Foods Co.	23,600	424
*	Dr. Pepper Snapple Group, Inc.	38,800	630
	The Estee Lauder Companies, Inc. - Class A	17,700	548
	General Mills, Inc.	51,167	3,108
	H.J. Heinz Co.	48,117	1,809
	The Hershey Co.	25,400	882
	The J.M. Smucker Co.	18,100	785
	Kellogg Co.	38,557	1,691
	Kimberly-Clark Corp.	63,356	3,341
	Kraft Foods, Inc. - Class A	224,996	6,041
	The Kroger Co.	99,905	2,638
	Lorillard, Inc.	25,746	1,451
	McCormick & Co., Inc.	19,900	634
	Molson Coors Brewing Co. - Class B	22,800	1,115
	The Pepsi Bottling Group, Inc.	20,700	466
	PepsiCo, Inc.	237,830	13,026
	Philip Morris International, Inc.	309,722	13,476
	The Procter & Gamble Co.	457,164	28,262
	Reynolds American, Inc.	25,900	1,044
	Safeway, Inc.	65,600	1,559
	Sara Lee Corp.	108,235	1,060
	SUPERVALU, INC.	32,470	474
	Sysco Corp.	91,725	2,104
	Tyson Foods, Inc. - Class A	46,300	406
	UST, Inc.	22,767	1,580
	Walgreen Co.	151,546	3,739
	Wal-Mart Stores, Inc.	342,300	19,189
	Whole Foods Market, Inc.	21,500	203

	Total		154,802

	Energy (13.0%)
	Anadarko Petroleum Corp.	70,324	2,711
	Apache Corp.	51,246	3,819
	Baker Hughes, Inc.	47,130	1,511
	BJ Services Co.	44,700	522
	Cabot Oil & Gas Corp.	15,800	411

The Accompanying Notes are an Integral Part of the Financial Statements.

18	Index 500 Stock Portfolio

Index 500 Stock Portfolio

	Common Stocks (97.7%)	Shares/ $ Par	Value $ (000’s)
	Energy continued
*	Cameron International Corp.	33,600	689
	Chesapeake Energy Corp.	82,800	1,339
	Chevron Corp.	311,114	23,013
	ConocoPhillips	228,238	11,823
	CONSOL Energy, Inc.	27,700	792
	Devon Energy Corp.	67,600	4,442
	El Paso Corp.	107,371	841
	ENSCO International, Inc.	21,700	616
	EOG Resources, Inc.	38,220	2,545
	Exxon Mobil Corp.	778,856	62,176
	Halliburton Co.	136,838	2,488
	Hess Corp.	43,400	2,328
	Marathon Oil Corp.	108,066	2,957
	Massey Energy Co.	13,000	179
	Murphy Oil Corp.	29,200	1,295
*	Nabors Industries, Ltd.	43,600	522
*	National-Oilwell Varco, Inc.	63,900	1,562
	Noble Corp.	40,400	892
	Noble Energy, Inc.	26,500	1,304
	Occidental Petroleum Corp.	124,040	7,441
	Peabody Energy Corp.	40,800	928
	Pioneer Natural Resources Co.	18,000	291
	Range Resources Corp.	23,800	818
	Rowan Companies, Inc.	17,350	276
	Schlumberger, Ltd.	183,134	7,752
	Smith International, Inc.	33,500	767
*	Southwestern Energy Co.	52,600	1,524
	Spectra Energy Corp.	93,536	1,472
	Sunoco, Inc.	17,900	778
	Tesoro Corp.	21,200	279
	Valero Energy Corp.	79,000	1,710
*	Weatherford International, Ltd.	104,300	1,128
	The Williams Companies, Inc.	88,600	1,283
	XTO Energy, Inc.	88,323	3,115

	Total		160,339

	Financials (13.0%)
	Aflac, Inc.	71,350	3,271
	The Allstate Corp.	82,028	2,687
	American Capital, Ltd.	31,700	103
	American Express Co.	177,575	3,294
	American International Group, Inc.	411,730	646
	Ameriprise Financial, Inc.	33,155	774
	Aon Corp.	41,300	1,887
	Apartment Investment & Management Co. - Class A	15,546	180
	Assurant, Inc.	18,000	540
	AvalonBay Communities, Inc.	11,800	715
	Bank of America Corp.	768,247	10,817

	Common Stocks (97.7%)	Shares/ $ Par	Value $ (000’s)
	Financials continued
	The Bank of New York Mellon Corp.	175,663	4,977
	BB&T Corp.	84,600	2,323
	Boston Properties, Inc.	18,500	1,017
	Capital One Financial Corp.	59,929	1,911
*	CB Richard Ellis Group, Inc.	34,100	147
	The Charles Schwab Corp.	143,311	2,317
	The Chubb Corp.	54,500	2,779
	Cincinnati Financial Corp.	24,875	723
	CIT Group, Inc.	43,700	198
	Citigroup, Inc.	834,448	5,599
	CME Group, Inc.	10,300	2,144
	Comerica, Inc.	23,050	458
	Developers Diversified Realty Corp.	18,400	90
	Discover Financial Services	73,456	700
*	E*TRADE Financial Corp.	86,200	99
	Equity Residential	41,700	1,243
	Federated Investors, Inc. - Class B	13,600	231
	Fifth Third Bancorp	88,434	730
	First Horizon National Corp.	31,136	329
	Franklin Resources, Inc.	23,150	1,477
	Genworth Financial, Inc. - Class A	66,300	188
	The Goldman Sachs Group, Inc.	67,700	5,713
	The Hartford Financial Services Group, Inc.	46,150	758
	HCP, Inc.	38,700	1,075
	Host Hotels & Resorts, Inc.	80,000	606
	Hudson City Bancorp, Inc.	79,800	1,274
	Huntington Bancshares, Inc.	56,042	429
*	IntercontinentalExchange, Inc.	11,100	915
	Invesco, Ltd.	58,900	851
	Janus Capital Group, Inc.	24,129	194
	JPMorgan Chase & Co.	571,529	18,020
	KeyCorp	75,775	646
	Kimco Realty Corp.	35,100	642
	Legg Mason, Inc.	21,700	475
	Leucadia National Corp.	27,100	537
	Lincoln National Corp.	39,130	737
	Loews Corp.	55,421	1,566
	M&T Bank Corp.	11,800	677
	Marsh & McLennan Companies, Inc.	78,680	1,910
	Marshall & Ilsley Corp.	39,900	544
*	MBIA, Inc.	28,850	117
	Merrill Lynch & Co., Inc.	245,200	2,854

	Common Stocks (97.7%)	Shares/ $ Par	Value $ (000’s)
	Financials continued
	MetLife, Inc.	121,474	4,235
	Moody’s Corp.	29,750	598
	Morgan Stanley	162,613	2,608
*	The Nasdaq OMX Group, Inc.	20,800	514
	National City Corp.	311,797	564
	Northern Trust Corp.	34,150	1,781
	NYSE Euronext	40,600	1,112
	People’s United Financial, Inc.	53,300	950
	Plum Creek Timber Co., Inc.	25,500	886
	PNC Financial Services Group, Inc.	53,267	2,610
	Principal Financial Group, Inc.	39,700	896
	The Progressive Corp.	103,500	1,533
	ProLogis	40,700	565
	Prudential Financial, Inc.	64,900	1,964
	Public Storage	19,200	1,526
	Regions Financial Corp.	105,990	844
	Simon Property Group, Inc.	34,600	1,838
*	SLM Corp.	71,542	637
*	Sovereign Bancorp, Inc.	83,380	248
	State Street Corp.	66,100	2,600
	SunTrust Banks, Inc.	54,233	1,602
	T. Rowe Price Group, Inc.	39,600	1,403
	Torchmark Corp.	13,050	583
	The Travelers Companies, Inc.	89,510	4,046
	U.S. Bancorp	268,621	6,718
	Unum Group	50,731	944
	Vornado Realty Trust	21,000	1,267
	Wachovia Corp.	330,847	1,833
	Wells Fargo & Co.	580,260	17,106
	XL Capital, Ltd. - Class A	50,600	187
	Zions Bancorporation	17,700	434

	Total		159,766

	Health Care (14.5%)
	Abbott Laboratories	237,550	12,678
	Aetna, Inc.	70,608	2,012
	Allergan, Inc.	47,134	1,900
	AmerisourceBergen Corp.	23,900	852
*	Amgen, Inc.	162,217	9,368
	Baxter International, Inc.	95,000	5,091
	Becton, Dickinson and Co.	37,250	2,548
*	Biogen Idec, Inc.	44,690	2,129
*	Boston Scientific Corp.	229,922	1,780
	Bristol-Myers Squibb Co.	303,108	7,047
	C.R. Bard, Inc.	15,200	1,281
	Cardinal Health, Inc.	55,025	1,897
*	Celgene Corp.	70,200	3,881
*	Cephalon, Inc.	10,500	809
	CIGNA Corp.	42,087	709

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 500 Stock Portfolio	19

Index 500 Stock Portfolio

	Common Stocks (97.7%)	Shares/ $ Par	Value $ (000’s)
	Health Care continued
*	Coventry Health Care, Inc.	22,800	339
	Covidien, Ltd.	77,127	2,795
*	DaVita, Inc.	15,900	788
	DENTSPLY International, Inc.	22,800	644
	Eli Lilly and Co.	153,206	6,170
*	Express Scripts, Inc.	37,900	2,084
*	Forest Laboratories, Inc.	46,166	1,176
*	Genzyme Corp.	41,400	2,748
*	Gilead Sciences, Inc.	140,900	7,206
*	Hospira, Inc.	24,465	656
*	Humana, Inc.	25,800	962
	IMS Health, Inc.	27,867	422
*	Intuitive Surgical, Inc.	6,000	762
	Johnson & Johnson	424,837	25,418
*	King Pharmaceuticals, Inc.	37,766	401
*	Laboratory Corp. of America Holdings	16,500	1,063
*	Life Technologies Corp.	26,380	615
	McKesson Corp.	42,205	1,635
*	Medco Health Solutions, Inc.	76,244	3,195
	Medtronic, Inc.	171,200	5,379
	Merck & Co., Inc.	323,720	9,841
*	Millipore Corp.	8,500	438
*	Mylan, Inc.	46,700	462
*	Patterson Companies, Inc.	14,000	262
	PerkinElmer, Inc.	18,100	252
	Pfizer, Inc.	1,032,434	18,284
	Quest Diagnostics, Inc.	24,300	1,261
	Schering-Plough Corp.	248,950	4,240
*	St. Jude Medical, Inc.	52,700	1,737
	Stryker Corp.	37,100	1,482
*	Tenet Healthcare Corp.	63,550	73
	Teva Pharmaceutical Industries, Ltd., ADR	10,348	440
*	Thermo Fisher Scientific, Inc.	64,300	2,191
	UnitedHealth Group, Inc.	184,944	4,919
*	Varian Medical Systems, Inc.	19,000	666
*	Waters Corp.	15,100	553
*	Watson Pharmaceuticals, Inc.	16,000	425
*	WellPoint, Inc.	77,900	3,282
	Wyeth	203,829	7,646
*	Zimmer Holdings, Inc.	34,337	1,388

	Total		178,282

	Industrials (10.8%)
	3M Co.	106,076	6,104
	Avery Dennison Corp.	16,250	532
	The Boeing Co.	112,176	4,787
	Burlington Northern Santa Fe Corp.	42,985	3,254
	C.H. Robinson Worldwide, Inc.	25,900	1,425
	Caterpillar, Inc.	92,376	4,126

	Common Stocks (97.7%)	Shares/ $ Par	Value $ (000’s)
	Industrials continued
	Cintas Corp.	20,133	468
	Cooper Industries, Ltd. - Class A	26,500	775
	CSX Corp.	60,400	1,961
	Cummins, Inc.	30,800	823
	Danaher Corp.	39,100	2,213
	Deere & Co.	65,420	2,507
	Dover Corp.	28,467	937
	The Dun & Bradstreet Corp.	8,300	641
	Eaton Corp.	25,200	1,253
	Emerson Electric Co.	117,400	4,298
	Equifax, Inc.	19,300	512
	Expeditors International of Washington, Inc.	32,500	1,081
	Fastenal Co.	19,800	690
	FedEx Corp.	47,620	3,055
	Flowserve Corp.	8,700	448
	Fluor Corp.	27,800	1,247
	General Dynamics Corp.	59,700	3,438
	General Electric Co.	1,608,206	26,053
	Goodrich Corp.	18,800	696
	Honeywell International, Inc.	111,250	3,652
	Illinois Tool Works, Inc.	60,300	2,114
	Ingersoll-Rand Co., Ltd. - Class A	48,762	846
	ITT Corp.	27,800	1,279
*	Jacobs Engineering Group, Inc.	18,800	904
	L-3 Communications Holdings, Inc.	18,300	1,350
	Lockheed Martin Corp.	51,008	4,289
	The Manitowoc Co., Inc.	20,000	173
	Masco Corp.	55,100	613
*	Monster Worldwide, Inc.	18,867	228
	Norfolk Southern Corp.	56,657	2,666
	Northrop Grumman Corp.	50,020	2,253
	PACCAR, Inc.	55,515	1,588
	Pall Corp.	18,050	513
	Parker Hannifin Corp.	24,712	1,051
	Pitney Bowes, Inc.	31,537	804
	Precision Castparts Corp.	21,300	1,267
	R.R. Donnelley & Sons Co.	31,434	427
	Raytheon Co.	63,400	3,236
	Republic Services, Inc.	49,207	1,220
	Robert Half International, Inc.	23,740	494
	Rockwell Automation, Inc.	21,650	698
	Rockwell Collins, Inc.	24,250	948
	Ryder System, Inc.	8,500	330
	Southwest Airlines Co.	113,267	976
*	Stericycle, Inc.	13,100	682
	Textron, Inc.	36,900	512
	Tyco International, Ltd.	72,427	1,564
	Union Pacific Corp.	77,520	3,705
	United Parcel Service, Inc. - Class B	152,400	8,406

	Common Stocks (97.7%)	Shares/ $ Par	Value $ (000’s)
	Industrials continued
	United Technologies Corp.	145,534	7,801
	W.W. Grainger, Inc.	9,900	781
	Waste Management, Inc.	75,085	2,488

	Total		133,182

	Information Technology (14.9%)
*	Adobe Systems, Inc.	81,250	1,730
*	Advanced Micro Devices, Inc.	93,200	201
*	Affiliated Computer Services, Inc. - Class A	14,900	685
*	Agilent Technologies, Inc.	53,637	838
*	Akamai Technologies, Inc.	25,900	391
	Altera Corp.	45,511	760
	Amphenol Corp. - Class A	26,900	645
	Analog Devices, Inc.	44,557	847
*	Apple, Inc.	136,100	11,616
	Applied Materials, Inc.	205,400	2,081
*	Autodesk, Inc.	34,668	681
	Automatic Data Processing, Inc.	77,750	3,059
*	BMC Software, Inc.	28,760	774
*	Broadcom Corp. - Class A	68,000	1,154
	CA, Inc.	60,292	1,117
*	Ciena Corp.	13,785	92
*	Cisco Systems, Inc.	896,500	14,613
*	Citrix Systems, Inc.	27,820	656
*	Cognizant Technology Solutions Corp. - Class A	44,600	805
*	Computer Sciences Corp.	23,150	813
*	Compuware Corp.	37,757	255
*	Convergys Corp.	18,650	120
	Corning, Inc.	238,000	2,268
*	Dell, Inc.	264,933	2,713
*	eBay, Inc.	164,200	2,292
*	Electronic Arts, Inc.	49,100	788
*	EMC Corp.	312,474	3,272
	Fidelity National Information Services, Inc.	29,100	473
*	Fiserv, Inc.	24,525	892
*	Google, Inc. - Class A	36,600	11,260
	Harris Corp.	20,600	784
	Hewlett-Packard Co.	375,026	13,610
	Intel Corp.	851,663	12,485
	International Business Machines Corp.	205,739	17,315
*	Intuit, Inc.	49,000	1,166
	Jabil Circuit, Inc.	32,267	218
*	JDS Uniphase Corp.	33,650	123
*	Juniper Networks, Inc.	80,800	1,415
	KLA-Tencor Corp.	25,900	564
*	Lexmark International, Inc. - Class A	12,000	323

The Accompanying Notes are an Integral Part of the Financial Statements.

20	Index 500 Stock Portfolio

Index 500 Stock Portfolio

	Common Stocks (97.7%)	Shares/ $ Par	Value $ (000’s)
	Information Technology continued
	Linear Technology Corp.	33,950	751
*	LSI Corp.	98,800	325
	MasterCard, Inc.	11,100	1,587
*	McAfee, Inc.	23,400	809
*	MEMC Electronic Materials, Inc.	34,400	491
	Microchip Technology, Inc.	27,900	545
*	Micron Technology, Inc.	116,950	309
	Microsoft Corp.	1,171,392	22,772
	Molex, Inc.	21,550	312
	Motorola, Inc.	346,977	1,537
	National Semiconductor Corp.	29,886	301
*	NetApp, Inc.	50,600	707
*	Novell, Inc.	52,900	206
*	Novellus Systems, Inc.	15,000	185
*	NVIDIA Corp.	82,250	664
*	Oracle Corp.	599,825	10,635
	Paychex, Inc.	49,135	1,291
*	QLogic Corp.	19,600	263
	QUALCOMM, Inc.	253,434	9,081
*	Salesforce.com, Inc.	16,100	515
*	SanDisk Corp.	34,600	332
*	Sun Microsystems, Inc.	113,049	432
*	Symantec Corp.	128,054	1,731
*	Tellabs, Inc.	60,992	251
*	Teradata Corp.	26,900	399
*	Teradyne, Inc.	25,950	110
	Texas Instruments, Inc.	198,500	3,081
	Total System Services, Inc.	30,178	422
	Tyco Electronics, Ltd.	70,027	1,135
*	VeriSign, Inc.	29,700	567
	Western Union Co.	109,532	1,571
	Xerox Corp.	132,500	1,056
	Xilinx, Inc.	41,900	747
*	Yahoo!, Inc.	212,500	2,592

	Total		183,606

	Materials (2.9%)
	Air Products and Chemicals, Inc.	32,067	1,612
	AK Steel Holding Corp.	17,200	160
	Alcoa, Inc.	122,507	1,379
	Allegheny Technologies, Inc.	14,717	376
	Ball Corp.	14,532	604
	Bemis Co., Inc.	15,300	362
	CF Industries Holdings, Inc.	8,700	428
	The Dow Chemical Co.	141,409	2,134
	E.I. du Pont de Nemours and Co.	138,128	3,495
	Eastman Chemical Co.	11,125	353
	Ecolab, Inc.	25,700	903
	Freeport-McMoRan Copper & Gold, Inc.	57,788	1,412
	International Flavors & Fragrances, Inc.	12,000	357

	Common Stocks (97.7%)	Shares/ $ Par	Value $ (000’s)
	Materials continued
	International Paper Co.	65,466	772
	MeadWestvaco Corp.	26,179	293
	Monsanto Co.	83,906	5,903
	Newmont Mining Corp.	69,580	2,832
	Nucor Corp.	48,032	2,219
*	Pactiv Corp.	20,100	500
	PPG Industries, Inc.	25,167	1,068
	Praxair, Inc.	47,200	2,802
	Rohm and Haas Co.	19,080	1,179
	Sealed Air Corp.	24,142	361
	Sigma-Aldrich Corp.	19,200	811
	Titanium Metals Corp.	13,000	115
	United States Steel Corp.	17,850	664
	Vulcan Materials Co.	16,900	1,176
	Weyerhaeuser Co.	32,380	991

	Total		35,261

	Telecommunication Services (3.7%)
*	American Tower Corp. - Class A	60,700	1,780
	AT&T, Inc.	902,275	25,715
	CenturyTel, Inc.	15,300	418
	Embarq Corp.	21,730	781
	Frontier Communications Corp.	47,700	417
	Qwest Communications International, Inc.	224,335	817
*	Sprint Nextel Corp.	437,402	800
	Verizon Communications, Inc.	434,942	14,745
	Windstream Corp.	67,292	619

	Total		46,092

	Utilities (4.1%)
*	The AES Corp.	103,000	849
	Allegheny Energy, Inc.	25,900	877
	Ameren Corp.	32,367	1,076
	American Electric Power Co., Inc.	61,840	2,058
	CenterPoint Energy, Inc.	52,662	665
	CMS Energy Corp.	34,600	350
	Consolidated Edison, Inc.	41,850	1,629
	Constellation Energy Group, Inc.	27,300	685
	Dominion Resources, Inc.	88,976	3,189
	DTE Energy Co.	24,950	890
	Duke Energy Corp.	193,773	2,909
*	Dynegy, Inc. - Class A	77,400	155
	Edison International	49,920	1,603
	Entergy Corp.	29,009	2,411
	Equitable Resources, Inc.	20,000	671
	Exelon Corp.	100,724	5,601
	FirstEnergy Corp.	46,665	2,267
	FPL Group, Inc.	62,614	3,151
	Integrys Energy Group, Inc.	11,732	504
	Nicor, Inc.	6,950	241
	NiSource, Inc.	41,973	460
	Pepco Holdings, Inc.	33,100	588

	Common Stocks (97.7%)	Shares/ $ Par	Value $ (000’s)
	Utilities continued
	PG&E Corp.	55,225	2,138
	Pinnacle West Capital Corp.	15,400	495
	PPL Corp.	57,468	1,764
	Progress Energy, Inc.	40,292	1,606
	Public Service Enterprise Group, Inc.	77,472	2,260
	Questar Corp.	26,600	870
	Sempra Energy	37,302	1,590
	Southern Co.	118,600	4,388
	TECO Energy, Inc.	32,600	403
	Wisconsin Energy Corp.	17,900	751
	Xcel Energy, Inc.	68,720	1,275

	Total		50,369

	Total Common Stocks (Cost: $1,333,511)		1,202,611

	Short-Term Investments (2.1%)
	Asset-Backed Securities (0.8%)
	Kitty Hawk Funding Corp., 0.40%, 1/15/09	10,000,000	9,998

	Total		9,998

	Energy (0.3%)
	Sempra Global, 1.00%, 1/2/09	3,200,000	3,200

	Total		3,200

	Federal Government & Agencies (0.3%)
(b)	Federal Home Loan Bank, 0.47%, 3/13/09	5,000,000	5,000

	Total		5,000

	Miscellaneous Business Credit Institutions (0.5%)
	Duke Energy Corp., 4.00%, 1/5/09	6,100,000	6,097

	Total		6,097

	Oil and Gas (0.2%)
	Devon Energy Corp., 0.95%, 1/2/09	2,100,000	2,100

	Total		2,100

	Total Short-Term Investments (Cost: $26,391)		26,395

	Total Investments (99.8%) (Cost: $1,359,902)(a)		1,229,006

	Other Assets, Less Liabilities (0.2%)		2,604

	Net Assets (100.0%)		1,231,610

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 500 Stock Portfolio	21

Index 500 Stock Portfolio

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2008 the aggregate cost of securities for federal tax purposes (in thousands) was $1,366,581 and the net unrealized depreciation of investments based on that cost was $137,575 which is comprised of $265,810 aggregate gross unrealized appreciation and $403,385 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
S&P 500 Index Futures (Long) (Total Notional Value at December 31, 2008, $27,108)	119	3/09	$ (330)

The Accompanying Notes are an Integral Part of the Financial Statements.

22	Index 500 Stock Portfolio

Large Company Value Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term of capital growth. Income is a secondary objective.	Invest primarily in equity securities of companies comprising the Russell 1000 Index.	$29 million

Portfolio Overview

Mason Street Advisors, the investment adviser for the Large Company Value Portfolio, has engaged American Century Investment Management, Inc. to act as sub-adviser for the Portfolio. The Portfolio’s investment objective is to seek long-term capital growth with income as a secondary objective. The Portfolio invests primarily in large companies. Accordingly, the Portfolio will normally have at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies comprising the Russell 1000 Index. The Portfolio seeks to invest in stocks of companies that it believes are undervalued at the time of purchase. Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. The Portfolio purchases the stocks of these undervalued companies and holds each stock until it has returned to favor in the market and the price has increased to, or is higher than, a level that is believed to more accurately reflect the fair value of the company.

Market Overview

Extraordinary, if not unprecedented, market conditions characterized the period. Few investors anticipated the scope of the credit crunch, which grew into a full-blown financial crisis. The U.S. government and the Federal Reserve took extraordinary steps to provide support for the flagging financial system, with other governments and central banks following suit. In the stock market, volatility was extreme on a day-to-day basis as investors lost confidence in the financial system and worried about the government’s ability to remedy the situation. U.S. equity indexes were universally down for the twelve-month period, though value-oriented shares held up better than growth stocks, as measured by the Russell style indices.

Portfolio Results

The Large Company Value Portfolio returned –37.23% for the twelve months ended December 31, 2008. By comparison, the Russell 1000 Value Index returned –36.85%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) According to Lipper Analytical Services, Inc., an independent mutual fund ranking agency, the average return of the Large-Cap Value Funds peer group was –37.09%.

The Portfolio’s absolute return reflected the unprecedented turmoil affecting the economy and financial markets in what was the worst year for stocks since the Great Depression. Relative to the benchmark, the Portfolio’s Financials stocks detracted most, while the key contribution to relative return came from positions in the Health Care and Information Technology sectors.

Despite an underweight position, the Financials sector was the Portfolio’s largest source of underperformance versus the benchmark. Although the management team sought to approach the sector with caution and selectivity, the best relative values were the most adversely affected by the financial crisis.

In particular, the Portfolio was hampered by its mix of insurance, mortgage finance and diversified financial services stocks. Three top detractors were financial giant Citigroup; life, property and casualty insurer Hartford Financial Services Group; and American International Group (AIG), the leading U.S.-based international insurer. Shares of Citigroup, which declined dramatically on worries that it had inadequate capital, stabilized only after the announcement of a U.S. government capital infusion. Hartford’s stock price fell on similar fears, while AIG’s shares lost significant value when the Federal Reserve had to rescue the company from bankruptcy. The Portfolio’s positions in Hartford and AIG have been eliminated.

An underweight in the Utilities sector also negatively impacted results. The Portfolio was underrepresented in these shares because the management team believed that Utilities were not reasonably valued. In particular, the Portfolio was hurt by its lack of multi-utility names. Security selection among electric utilities also diminished relative performance.

The Portfolio’s holdings in the Health Care sector contributed to results. During difficult economic times or periods of stock market turbulence, investors often regard Health Care stocks as lower risk, defensive investments because they provide essential services that are sought after regardless of the economic backdrop. Moreover, our preference for large industry leaders proved advantageous. A significant holding was Abbott Laboratories, which develops and manufactures laboratory diagnostics, medical devices and pharmaceutical therapies. Abbott reported strong sales across its entire product line, including Humira (a drug that treats autoimmune diseases).

The Portfolio also benefited from strong security selection in Information Technology, primarily from large leading software and technology companies. A notable contributor was Hewlett-Packard (HP), a computer and peripheral maker. HP’s acquisition of outsourcing giant Electronic Data Systems appeared to offer a competitive advantage that we believed could add value through reorganization and cost-cutting efforts.

The Portfolio’s position in the Materials sector boosted relative performance. For some time, the share prices of metals and mining firms have been momentum driven; many have not met the management team’s valuation criteria and thus have not merited sizeable exposure. This limited exposure was particularly beneficial when commodities prices fell during the final

Large Company Value Portfolio	23

Large Company Value Portfolio

months of 2008. For example, the Portfolio did not hold Freeport McMoRan, which is engaged in copper, gold and silver mining and production. Its stock fell on news that the company would sharply curtail its mining operations.

Within the Consumer Discretionary sector, holding H&R Block helped relative returns as the company closed its subprime mortgage unit, allowing it to focus on its core tax-preparation services business which is generally perceived as less economically sensitive.

Outlook

Going forward, we will continue to look for large companies trading at a discount to our estimate of their worth. As a result of this process, our sector and industry allocations reflect where we are finding the best growth opportunities at a given time. As of December 31, 2008, some of our largest stakes were in Energy, Financials and Health Care.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2008
	1 Year	Since Inception	*
Large Company Value Portfolio	-37.23%	-27.06%
Russell 1000 Value Index	-36.85%	-26.30%
Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average	-37.09%	–
*Inception date of 4/30/07

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.nmfn.com.

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separte account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

   Top 10 Equity Holdings 12/31/08

Security Description	% of Net Assets
Exxon Mobil Corp.	5.6%
Chevron Corp.	4.8%
AT&T, Inc.	4.2%
General Electric Co.	4.2%
Pfizer, Inc.	3.2%
Johnson & Johnson	3.0%
JPMorgan Chase & Co.	3.0%
ConocoPhillips	3.0%
Verizon Communications, Inc.	2.6%
Royal Dutch Shell PLC - Class A, ADR	2.4%

Sector Allocation 12/31/08

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

24	Large Company Value Portfolio

Large Company Value Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2008

	Common Stocks (94.0%)	Shares/ $ Par	Value $ (000’s)
	Consumer Discretionary (8.8%)
	Best Buy Co., Inc.	5,800	163
	CBS Corp. - Class B	15,600	128
	Darden Restaurants, Inc.	3,000	85
	Gannett Co., Inc.	10,100	81
	The Gap, Inc.	10,600	142
	H&R Block, Inc.	11,300	257
	The Home Depot, Inc.	9,900	228
*	Kohl’s Corp.	5,700	206
	Newell Rubbermaid, Inc.	14,900	146
	Staples, Inc.	11,700	210
*	Starbucks Corp.	6,600	62
	Time Warner, Inc.	39,300	395
	VF Corp.	3,600	197
*	Viacom, Inc. - Class B	11,400	217

	Total		2,517

	Consumer Staples (7.3%)
	Altria Group, Inc.	10,600	160
	The Coca-Cola Co.	9,800	444
	The Kroger Co.	8,900	235
	Lorillard, Inc.	3,400	191
	The Pepsi Bottling Group, Inc.	9,700	218
	Unilever NV	9,600	236
	Walgreen Co.	8,800	217
	Wal-Mart Stores, Inc.	7,000	392

	Total		2,093

	Energy (17.6%)
	Apache Corp.	2,000	149
	Chevron Corp.	18,700	1,383
	ConocoPhillips	16,300	844
	Devon Energy Corp.	2,100	138
	Exxon Mobil Corp.	20,100	1,604
*	National-Oilwell Varco, Inc.	5,800	142
	Occidental Petroleum Corp.	1,700	102
	Royal Dutch Shell PLC - Class A, ADR	12,800	678

	Total		5,040

	Financials (16.2%)
	The Allstate Corp.	10,500	344
	Bank of America Corp.	36,000	507
	The Bank of New York Mellon Corp.	10,100	286
	Citigroup, Inc.	49,300	331
	Developers Diversified Realty Corp.	3,300	16

	Common Stocks (94.0%)	Shares/ $ Par	Value $ (000’s)
	Financials continued
	Discover Financial Services	7,300	70
	The Goldman Sachs Group, Inc.	3,000	253
	JPMorgan Chase & Co.	27,200	858
	Legg Mason, Inc.	2,800	61
	Loews Corp.	4,300	122
	Merrill Lynch & Co., Inc.	11,500	134
	Morgan Stanley	9,500	152
	National City Corp.	23,300	42
	Torchmark Corp.	4,300	192
	The Travelers Companies, Inc.	8,200	371
	U.S. Bancorp	9,200	230
	Wells Fargo & Co.	22,700	669

	Total		4,638

	Health Care (13.7%)
	Abbott Laboratories	5,100	272
*	Amgen, Inc.	6,300	364
	Eli Lilly and Co.	7,500	302
	Johnson & Johnson	14,400	861
	Medtronic, Inc.	5,700	179
	Merck & Co., Inc.	14,400	438
	Pfizer, Inc.	51,700	916
	Quest Diagnostics, Inc.	3,100	161
	Wyeth	11,400	428

	Total		3,921

	Industrials (10.4%)
	Avery Dennison Corp.	4,500	147
	Caterpillar, Inc.	5,300	237
	Dover Corp.	6,100	201
	General Electric Co.	74,200	1,202
	Ingersoll-Rand Co., Ltd. - Class A	8,500	147
	Northrop Grumman Corp.	7,100	320
	Parker Hannifin Corp.	3,700	157
	Pitney Bowes, Inc.	3,100	79
	R.R. Donnelley & Sons Co.	10,000	136
	Robert Half International, Inc.	2,100	44
	Tyco International, Ltd.	5,000	108
	Waste Management, Inc.	5,900	196

	Total		2,974

	Information Technology (5.8%)
	Applied Materials, Inc.	9,000	91
*	Cisco Systems, Inc.	9,300	152
*	Fiserv, Inc.	3,200	116

	Common Stocks (94.0%)	Shares/ $ Par	Value $ (000’s)
	Information Technology continued
	Hewlett-Packard Co.	7,000	254
	Intel Corp.	9,000	132
	International Business Machines Corp.	3,300	278
	Microsoft Corp.	12,000	233
	Motorola, Inc.	7,300	32
*	Oracle Corp.	9,400	167
	Texas Instruments, Inc.	3,600	56
	Xerox Corp.	18,600	148

	Total		1,659

	Materials (3.4%)
	E.I. du Pont de Nemours and Co.	10,900	276
	International Paper Co.	4,900	58
	Nucor Corp.	4,900	226
	PPG Industries, Inc.	5,900	250
	Weyerhaeuser Co.	4,900	150

	Total		960

	Telecommunication Services (7.5%)
	AT&T, Inc.	42,500	1,211
	Embarq Corp.	3,700	133
*	Sprint Nextel Corp.	23,100	43
	Verizon Communications, Inc.	21,800	739

	Total		2,126

	Utilities (3.3%)
	Exelon Corp.	8,600	478
*	NRG Energy, Inc.	4,600	107
	PPL Corp.	11,300	347

	Total		932

	Total Common Stocks (Cost: $39,477)		26,860

	Preferred Stocks (0.1%)
	Financials (0.1%)
	Legg Mason, Inc., 7.00%, 6/30/11	1,500	33

	Total		33

	Total Preferred Stocks (Cost: $28)		33

The Accompanying Notes are an Integral Part of the Financial Statements.

Large Company Value Portfolio	25

Large Company Value Portfolio

	Short-Term Investments (5.6%)	Shares/ $ Par	Value $ (000’s)
	Other Holdings (5.6%)
(b)	J.P. Morgan Money Market Fund	1,595,244	1,595

	Total		1,595

	Total Short-Term Investments (Cost: $1,595)		1,595

	Total Investments (99.7%) (Cost: $41,100)(a)		28,488

	Other Assets, Less Liabilities (0.3%)		82

	Net Assets (100.0%)		28,570

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2008 the aggregate cost of securities for federal tax purposes (in thousands) was $41,762 and the net unrealized depreciation of investments based on that cost was $13,274 which is comprised of $123 aggregate gross unrealized appreciation and $13,397 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
S&P 500 Mini Index Futures (Long) (Total Notional Value at December 31, 2008, $1,085)	24	3/09	$ (5)

The Accompanying Notes are an Integral Part of the Financial Statements.

26	Large Company Value Portfolio

Domestic Equity Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital and income.	Invest primarily in U.S. companies that are selling at attractive prices relative to their market and peers.	$282 million

Portfolio Overview

Mason Street Advisors, the investment adviser for the Domestic Equity Portfolio, has engaged Capital Guardian Trust Company to act as sub-adviser for the Portfolio. The Portfolio seeks long-term growth of capital and income. The Portfolio seeks to meet this objective by investing primarily in equity securities of U.S. issuers and securities whose principal markets are in the U.S., including American Depositary Receipts and other U.S.-registered securities. The companies in which the Portfolio invests will generally have a market capitalization of $1 billion or more at the time of purchase. The Portfolio focuses on companies selling at attractive prices relative to their market and peers. In selecting investments, the Portfolio stresses companies with below-market price-to-earnings and price-to-book ratios and above-market dividend yields.

Market Overview

Financial markets endured a brutal 2008, which saw the failure of a number of leading financial institutions, credit markets freeze up and the U.S. government take a series of extraordinary steps to support the economy and financial system. The crisis was a result of the ongoing sub-prime mortgage meltdown, which spread rapidly through the domestic financial sector and into virtually every segment of global financial markets. For the twelve months ended December 31, 2008, returns for large-, medium- and small-sized companies were –37.60%, –41.46% and –33.79%, as measured by the Russell 1000, Russell MidCap and Russell 2000 Stock Indices, respectively. No sector of the market had positive returns for the year, and value-oriented stocks held up modestly better than growth stocks, as measured by the Russell style indices.

Portfolio Results

The Domestic Equity Portfolio returned –38.49% for the twelve months ended December 31, 2008. By comparison, the Russell 1000 Value Index returned –36.85%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) According to Lipper Analytical Services, Inc., an independent mutual fund ranking agency, the average return of the Large-Cap Value Funds peer group was

–37.09%.

The Portfolio’s absolute return reflected the unprecedented turmoil affecting the economy and financial markets in what was the worst year for stocks since the Great Depression. In that environment, no sector managed positive results. Relative to the benchmark, the Portfolio’s underperformance was driven by positioning in the Energy and Financials sectors. The key contribution to relative return came from selection in the Materials sector.

The leading source of underperformance relative to the Index was an underweight position and stock selection in the Energy sector. In particular, it hurt to be underrepresented in big integrated oil companies Exxon Mobil and Chevron. These large, liquid stocks were prized for their defensive characteristics and held up much better than the Index as a whole. While we agreed these were well-run companies with dominant market positions, they failed to clear our value hurdles—which include relative price-to-earnings, price-to-book and dividend yield measures—necessary for larger weightings in the Portfolio.

Financials was another key area of weakness. In past financial crises, high quality, large-cap financials earned their way out of challenging economic and credit environments, and our analysis of several financial companies suggested the same could happen this time. Unfortunately, we did not anticipate the depth and speed of the deterioration in fundamentals in the current crisis. As a result, four of our top five detractors for the year were thrift and mortgage companies Washington Mutual and Wachovia, insurer XL Capital and investment bank Lehman Brothers. On a positive note, a number of our stock picks in the sector worked well, as overweight positions in Hudson City Bancorp, JPMorgan Chase and Wells Fargo, and underweight positions in Citigroup and Bank of America were all top ten contributors to relative results for the year.

At the sector level, our stock selection was most effective in the Materials sector, where the leading contributors were steel maker Nucor and construction materials firm Vulcan Materials. These stocks were on a wild ride in 2008, surging early in the year along with commodity prices, then falling as prospects for global growth dimmed, and see-sawing once again in the final months on prospects for an economic stimulus plan. We tend to be long-term, buy-and-hold investors in shares whose valuations and business prospects we find compelling. But because of all the volatility in the share prices of these companies in 2008, these stocks vacillated from being fully valued to undervalued according to our metrics. As a result, we were selling these stocks near their highs and buying at their lows, which helped performance.

Outlook

Looking at the markets in 2008, it is surprising how little returns were differentiated by earnings quality—the entire market was painted with the same broad brush. That made for a frustrating year, because “good” and “bad” companies suffered alike. But the positive outcome is that we are now finding many high quality companies trading at very attractive levels. Indeed, we

Domestic Equity Portfolio	27

Domestic Equity Portfolio

have been able to invest in what we believe to be industry-leading, high-quality companies such as United Parcel Service, Lowe’s and United Technologies—companies whose stocks almost never meet our value criteria. So while it is impossible to know when economic and market conditions will turn, we are using this opportunity to attempt to position the Portfolio for outperformance by adding what we believe to be well-run, attractively valued companies at knock-down prices. As of December 31, the largest sector overweight was Consumer Staples, while the most notable sector underweight was in Energy.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2008
	1 Year	5 Years	Since Inception	*
Domestic Equity Portfolio	-38.49%	-3.25%	-1.74%
Russell 1000 Value Index	-36.85%	-0.79%	0.16%
Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average	-37.09%	-2.10%	–
*Inception date of 7/31/01

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.nmfn.com.

This chart assumes an initial investment of $10,000 made on 7/31/01 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separte account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

   Top 10 Equity Holdings 12/31/08

Security Description	% of Net Assets
Kraft Foods, Inc. - Class A	4.3%
AT&T, Inc.	4.2%
JPMorgan Chase & Co.	3.4%
General Electric Co.	3.3%
Hudson City Bancorp, Inc.	3.3%
The Goldman Sachs Group, Inc.	3.3%
Nucor Corp.	3.2%
Wells Fargo & Co.	3.0%
United Technologies Corp.	2.7%
Sara Lee Corp.	2.5%

Sector Allocation 12/31/08

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

28	Domestic Equity Portfolio

Domestic Equity Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2008

	Common Stocks (92.4%)	Shares/ $ Par	Value $ (000’s)
	Consumer Discretionary (8.9%)
	Carnival Corp.	148,600	3,614
	Comcast Corp. - Class A	96,400	1,627
	Gannett Co., Inc.	127,000	1,016
	Harley-Davidson, Inc.	84,600	1,436
*	The Interpublic Group of Companies, Inc.	82	0
*	Jarden Corp.	30,400	350
	Lowe’s Cos., Inc.	205,500	4,422
	Nordstrom, Inc.	196,600	2,617
	Target Corp.	26,200	905
*	Time Warner Cable, Inc. - Class A	123,900	2,658
	Time Warner, Inc.	310,400	3,123
*	Viacom, Inc. - Class B	101,600	1,936
	The Walt Disney Co.	52,500	1,191

	Total		24,895

	Consumer Staples (15.4%)
	Altria Group, Inc.	412,900	6,218
	The Clorox Co.	11,000	611
	The Coca-Cola Co.	73,500	3,328
*	Energizer Holdings, Inc.	28,300	1,532
	Kimberly-Clark Corp.	65,600	3,460
	Kraft Foods, Inc. - Class A	446,357	11,985
	Lorillard, Inc.	33,100	1,865
	PepsiCo, Inc.	10,300	564
	Philip Morris International, Inc.	65,800	2,863
	Sara Lee Corp.	731,900	7,165
	Unilever NV	158,300	3,886

	Total		43,477

	Energy (11.0%)
	Chevron Corp.	75,846	5,610
	ConocoPhillips	122,200	6,330
	Exxon Mobil Corp.	26,700	2,131
	Marathon Oil Corp.	249,300	6,821
	Royal Dutch Shell PLC - Class A, ADR	82,500	4,368
	Royal Dutch Shell PLC - Class B, ADR	21,028	1,082
	Spectra Energy Corp.	110,500	1,739
*	Transocean, Ltd.	29,447	1,391
	The Williams Companies, Inc.	106,500	1,542

	Total		31,014

	Financials (15.5%)
	ACE, Ltd.	44,000	2,328
	East West Bancorp, Inc.	39,900	637
	The Goldman Sachs Group, Inc.	109,500	9,241
	Hudson City Bancorp, Inc.	583,900	9,319
	JPMorgan Chase & Co.	307,200	9,686

	Common Stocks (92.4%)	Shares/ $ Par	Value $ (000’s)
	Financials continued
	Mercury General Corp.	29,500	1,357
	The Progressive Corp.	126,900	1,879
	SunTrust Banks, Inc.	22,500	665
	Wells Fargo & Co.	285,200	8,408

	Total		43,520

	Health Care (9.0%)
	Aetna, Inc.	95,000	2,707
	AstraZeneca PLC, ADR	64,800	2,659
	Cardinal Health, Inc.	97,100	3,347
*	DaVita, Inc.	54,500	2,702
	Merck & Co., Inc.	75,600	2,298
	Pfizer, Inc.	293,400	5,196
	Sanofi-Aventis, ADR	198,700	6,390

	Total		25,299

	Industrials (12.1%)
	3M Co.	27,300	1,571
	Emerson Electric Co.	46,600	1,706
	FedEx Corp.	34,300	2,200
	General Electric Co.	579,700	9,391
	Illinois Tool Works, Inc.	106,700	3,740
*	Monster Worldwide, Inc.	128,800	1,557
	Parker Hannifin Corp.	14,914	635
	Southwest Airlines Co.	204,800	1,765
	Tyco International, Ltd.	47,075	1,017
	United Parcel Service, Inc. - Class B	53,800	2,968
	United Technologies Corp.	141,200	7,568

	Total		34,118

	Information Technology (4.4%)
*	Affiliated Computer Services, Inc. - Class A	36,800	1,691
	Hewlett-Packard Co.	52,600	1,909
	Intel Corp.	78,800	1,155
	Jabil Circuit, Inc.	496,900	3,354
	KLA-Tencor Corp.	127,400	2,776
	Nintendo Co., Ltd., ADR	28,800	1,375

	Total		12,260

	Materials (6.5%)
	Allegheny Technologies, Inc.	142,700	3,643
	The Dow Chemical Co.	44,200	667
	Nucor Corp.	193,600	8,945
	Vulcan Materials Co.	73,700	5,128

	Total		18,383

	Telecommunication Services (4.6%)
	AT&T, Inc.	410,300	11,694
	Verizon Communications, Inc.	38,000	1,288

	Total		12,982

Common Stocks (92.4%)	Shares/ $ Par	Value $ (000’s)
Utilities (5.0%)
American Water Works Co., Inc.	181,400	3,788
CMS Energy Corp.	178,200	1,802
Edison International	113,900	3,658
Pinnacle West Capital Corp.	83,600	2,686
Southern Co.	59,800	2,212

Total		14,146

Total Common Stocks (Cost: $325,417)		260,094

Preferred Stocks (1.7%)
Metals/Mining (0.9%)
Freeport-McMoRan Copper & Gold, Inc., 6.75%, 5/1/10	53,900	2,557

Total		2,557

Pharmaceutical Preparations (0.8%)
Schering-Plough Corp., 6.00%, 8/13/10	12,900	2,251

Total		2,251

Total Preferred Stocks (Cost: $4,472)		4,808

Convertible Corporate Bonds (0.2%)
Automobiles and Other Motor Vehicles (0.2%)
Ford Motor Co., 4.25%, 12/15/36	2,846,000	733

Total		733

Total Convertible Corporate Bonds (Cost: $2,911)		733

Short-Term Investments (5.5%)
Energy (1.1%)
Sempra Global, 4.50%, 1/5/09	3,000,000	2,998

Total		2,998

Federal Government & Agencies (1.2%)
Federal Home Loan Bank, 0.28%, 1/16/09	1,000,000	1,000
Federal Home Loan Bank, 0.10%, 2/13/09	2,500,000	2,500

Total		3,500

The Accompanying Notes are an Integral Part of the Financial Statements.

Domestic Equity Portfolio	29

Domestic Equity Portfolio

Short-Term Investments (5.5%)	Shares/ $ Par	Value $ (000’s)
Finance Services (2.1%)
Atlantic Asset Securitization LLC, 0.80%, 1/12/09	3,000,000	2,999
Falcon Asset Securitization Co. LLC, 0.20%, 1/27/09	3,000,000	3,000

Total		5,999

Retail Food and Drug (1.1%)
CVS Corp., 5.55%, 1/8/09	3,000,000	2,997

Total		2,997

Total Short-Term Investments (Cost: $15,494)		15,494

Total Investments (99.8%) (Cost: $348,294)(a)		281,129

Other Assets, Less Liabilities (0.2%)		427

Net Assets (100.0%)		281,556

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2008 the aggregate cost of securities for federal tax purposes (in thousands) was $348,857 and the net unrealized depreciation of investments based on that cost was $67,728 which is comprised of $5,948 aggregate gross unrealized appreciation and $73,676 aggregate gross unrealized depreciation.

(l)	As of December 31, 2008, portfolio securities with an aggregate value of $2,328 (in thousands) were fair valued under procedures adopted by the Board of Directors.

(m)	Securities showing zero value represent an amount less than one thousand.

The Accompanying Notes are an Integral Part of the Financial Statements.

30	Domestic Equity Portfolio

Equity Income Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital and income.	Invests in commons stocks with a focus on established companies paying above-average dividends.	$152 million

Portfolio Overview

Mason Street Advisors, the investment adviser for the Equity Income Portfolio, has engaged T. Rowe Price Associates, Inc. to act as sub-adviser for the Portfolio. The objective of the Portfolio is long-term growth of capital and income. Management seeks to achieve this objective mainly through investment in common stocks with a focus on well-established companies paying above-average dividends. A value approach is used in selecting investments, with an effort made to identify companies that appear to be undervalued by various measures but have good prospects for capital appreciation and dividend growth. Management looks for characteristics such as an established operating history, above-average dividend yield, a low price/earnings ratio, sound financial condition and a low stock price relative to a company’s underlying value.

Market Overview

Financial markets endured a brutal 2008, which saw the failure of a number of leading financial institutions, credit markets freeze up and the U.S. government take a series of extraordinary steps to support the economy and financial system. The crisis was a result of the ongoing sub-prime mortgage meltdown, which spread rapidly through the domestic financial sector and into virtually every segment of global financial markets.

For the twelve months ended December 31, 2008, returns for large-, medium- and small-sized companies were –37.60%, –41.46% and –33.79%, as measured by the Russell 1000, Russell MidCap and Russell 2000 Stock Indices, respectively. Looking at returns by style, value-oriented shares held up better than growth stocks, as measured by the Russell style indices. No sector in the market provided positive returns. In the large-cap space, the traditionally defensive Consumer Staples and Health Care sectors held up best, while financials performed worst because these stocks were at the epicenter of the credit crisis.

Portfolio Results

The Equity Income Portfolio returned –35.81% for the twelve months ended December 31, 2008. By comparison, the Russell 1000 Value Index returned –36.85%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The average return of the Equity Income Funds peer group was –35.83%, according to Lipper Analytical Services, Inc., an independent mutual fund ranking agency.

The Portfolio’s absolute return reflected the unprecedented turmoil affecting the economy and financial markets in what was the worst year for stocks since the Great Depression. In that environment, no sector contributed positively to results. Relative to the benchmark, the Portfolio’s outperformance was a result of positioning in the hard-hit Financials sector. At the other end of the spectrum, Consumer Discretionary shares were the leading detractors from relative results.

Looking at positive contributors to return relative to the benchmark, outperformance was driven by an underweight position in Financials. Among individual contributors, insurance broker Marsh & McLennan stands out for having shown improvement in its brokerage business and we believe also stands to benefit when property and casualty pricing stabilizes.

Stock selection made the Consumer Staples sector a leading source of relative strength. These traditionally defensive shares held up relatively well during an extremely volatile period, helped in part by mergers and acquisition activity. For example, Anheuser-Busch, which agreed to be acquired by European beverage giant InBev, performed well during the period. Names in the food products industry were key contributors, as General Mills was able to pass along higher prices to consumers, while Hershey benefited from discussions of a potential buyout.

At the other end of the spectrum, stock selection made Consumer Discretionary shares a leading detractor from relative performance. Some of the key detractors were in the media space, as the economic slowdown meant declining profits, write-downs and layoffs at newspaper and broadcasting company Gannett. In addition, casino operator MGM Mirage saw fewer patrons and poorer revenues in tough economic times, while tight credit markets meant increased borrowing costs, limiting its ability to fund planned capital expenditures.

It also hurt to be underrepresented in Energy shares, which benefited from the big run-up in energy prices through July 2008. A notable detractor was domestic oil company Murphy Oil, which was hurt in the second half of the year by tumbling prices for oil and gas, to which the stock was highly levered. Murphy was removed from the Russell 1000 Value Index during the June rebalancing, meaning the Index did not reflect the effect on Murphy’s share price of the precipitous decline in oil.

An overweight position made Information Technology stocks detractors from relative return for the year as these shares declined along with the outlook for growth and earnings. Telecommunication equipment maker Alcatel-Lucent was hurt by the global slowdown even as the company continued to work on its turnaround under new management.

Equity Income Portfolio 31

Equity Income Portfolio

Outlook

As we emerge from one of the most challenging market environments in history, we expect some improvement in economic fundamentals in 2009 and an eventual easing of the crisis of confidence and liquidity in the system. While it is not clear when markets will recover, we are reasonably optimistic about the prospects for equity returns as we look out over the next couple of years. In the meantime, we will continue to pursue companies that have good business models and strong balance sheets trading at what we believe are depressed levels. It is our belief that this approach remains valid and that the market will ultimately reward those willing to make investments in fundamentally sound companies during times of uncertainty and stress.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2008
	1 Year	5 Years	Since Inception*
Equity Income Portfolio	-35.81%	-1.07%	2.83%
Russell 1000 Value Index	-36.85%	-0.79%	3.39%
Lipper Variable Insurance Products (VIP) Equity Income Funds Average	-35.83%	-0.99%	-

*Inception date of 5/1/03

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.nmfn.com.

This chart assumes an initial investment of $10,000 made on 5/1/03 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separte account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

   Top 10 Equity Holdings 12/31/08

Security Description	% of Net Assets
Exxon Mobil Corp.	3.5%
JPMorgan Chase & Co.	3.3%
Chevron Corp.	3.2%
General Electric Co.	3.0%
AT&T, Inc.	2.5%
Royal Dutch Shell PLC - Class A, ADR	2.2%
Wells Fargo & Co.	2.0%
The Hershey Co.	1.8%
The Home Depot, Inc.	1.6%
3M Co.	1.6%

Sector Allocation 12/31/08

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

32	Equity Income Portfolio

Equity Income Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2008

	Common Stocks (95.5%)	Shares/ $ Par	Value $ (000’s)
	Consumer Discretionary (14.3%)
*	Bed Bath & Beyond, Inc.	64,400	1,637
	The Black & Decker Corp.	14,300	598
	Cablevision Systems Corp. - Class A	49,200	829
	CBS Corp. - Class B	37,050	304
	D.R. Horton, Inc.	32,000	226
	Fortune Brands, Inc.	48,700	2,010
	Gannett Co., Inc.	23,800	190
	Genuine Parts Co.	25,600	969
	H&R Block, Inc.	43,800	995
	Harley-Davidson, Inc.	33,700	572
	Harman International Industries, Inc.	17,500	293
	The Home Depot, Inc.	105,600	2,431
	Macy’s, Inc.	37,000	383
	Marriott International, Inc. - Class A	34,700	675
	Mattel, Inc.	67,700	1,083
	The McGraw-Hill Cos., Inc.	62,800	1,456
*	MGM MIRAGE	44,700	615
	The New York Times Co. - Class A	73,100	536
	Newell Rubbermaid, Inc.	75,800	741
	Tiffany & Co.	28,800	681
	Time Warner, Inc.	166,500	1,675
	The Walt Disney Co.	67,000	1,520
	Whirlpool Corp.	26,700	1,104
	WPP PLC, ADR	5,400	160

	Total		21,683

	Consumer Staples (4.1%)
	Colgate-Palmolive Co.	2,700	185
	The Estee Lauder Companies, Inc. - Class A	2,700	83
	The Hershey Co.	76,400	2,654
	Kimberly-Clark Corp.	21,400	1,129
	Kraft Foods, Inc. - Class A	48,700	1,308
	McCormick & Co., Inc.	20,900	666
	Whole Foods Market, Inc.	19,700	186

	Total		6,211

	Energy (14.6%)
	Anadarko Petroleum Corp.	32,000	1,233
	BJ Services Co.	30,900	361
	BP PLC, ADR	40,600	1,898
	Chevron Corp.	65,500	4,845
	CONSOL Energy, Inc.	15,900	454
	Exxon Mobil Corp.	65,500	5,229
	Murphy Oil Corp.	39,000	1,730
	Royal Dutch Shell PLC - Class A, ADR	62,300	3,298
	Schlumberger, Ltd.	20,300	859
	Spectra Energy Corp.	37,350	588

	Common Stocks (95.5%)	Shares/ $ Par	Value $ (000’s)
	Energy continued
	Sunoco, Inc.	37,000	1,608

	Total		22,103

	Financials (20.1%)
	Allied Irish Banks PLC, ADR	42,300	198
	American Express Co.	67,700	1,256
	Bank of America Corp.	74,571	1,050
	The Bank of New York Mellon Corp.	69,900	1,980
	Capital One Financial Corp.	39,000	1,244
	The Chubb Corp.	16,800	857
	Citigroup, Inc.	62,800	421
	Fifth Third Bancorp	78,300	647
	The Goldman Sachs Group, Inc.	15,100	1,274
	The Hartford Financial Services Group, Inc.	5,200	85
	Janus Capital Group, Inc.	34,500	277
	JPMorgan Chase & Co.	158,288	4,991
	KeyCorp	73,600	627
	Legg Mason, Inc.	10,600	232
	Lincoln National Corp.	47,376	893
	Marsh & McLennan Companies, Inc.	92,000	2,233
	Marshall & Ilsley Corp.	32,800	447
	Merrill Lynch & Co., Inc.	79,940	931
(p)	Merrill Lynch & Co., Inc.	30,069	333
	Och-Ziff Capital Management Group - Class A	29,600	152
	The Progressive Corp.	51,100	757
*	SLM Corp.	106,800	951
	SunTrust Banks, Inc.	54,100	1,598
	The Travelers Companies, Inc.	21,927	991
	U.S. Bancorp	92,000	2,301
*	UBS AG	48,015	687
	Wells Fargo & Co.	102,900	3,033

	Total		30,446

	Health Care (8.9%)
*	Amgen, Inc.	28,100	1,623
	Bristol-Myers Squibb Co.	65,500	1,523
	Eli Lilly and Co.	45,400	1,828
	Johnson & Johnson	27,300	1,633
	Merck & Co., Inc.	65,000	1,976
	Pfizer, Inc.	120,100	2,127
*	WellPoint, Inc.	19,300	813
	Wyeth	51,900	1,947

	Total		13,470

	Industrials (11.6%)
	3M Co.	40,900	2,353
	Avery Dennison Corp.	38,200	1,250
	The Boeing Co.	32,000	1,365

The Accompanying Notes are an Integral Part of the Financial Statements.

Equity Income Portfolio	33

Equity Income Portfolio

	Common Stocks (95.5%)	Shares/ $ Par	Value $ (000’s)
	Industrials continued
	Cooper Industries, Ltd. - Class A	25,100	734
	Deere & Co.	32,100	1,230
	Eaton Corp.	10,600	527
	General Electric Co.	278,400	4,510
	Honeywell International, Inc.	35,200	1,156
	Illinois Tool Works, Inc.	51,900	1,819
	Masco Corp.	88,900	990
	United Parcel Service, Inc. - Class B	27,300	1,506
*	USG Corp.	29,900	240

	Total		17,680

	Information Technology (5.8%)
*	Alcatel-Lucent, ADR	54,800	118
	Analog Devices, Inc.	54,600	1,039
	Applied Materials, Inc.	44,700	453
*	Cisco Systems, Inc.	28,900	471
*	Computer Sciences Corp.	32,800	1,153
*	Dell, Inc.	81,200	831
*	eBay, Inc.	46,000	642
	Intel Corp.	54,500	799
	Microsoft Corp.	98,300	1,911
	Tyco Electronics, Ltd.	28,400	460
*	Yahoo!, Inc.	76,400	932

	Total		8,809

	Materials (5.7%)
	Alcoa, Inc.	56,700	638
	E.I. du Pont de Nemours and Co.	48,500	1,227
	International Flavors & Fragrances, Inc.	35,500	1,055
	International Paper Co.	105,000	1,239
	MeadWestvaco Corp.	48,900	547
	Nucor Corp.	39,300	1,816
	Vulcan Materials Co.	24,600	1,712
	Weyerhaeuser Co.	13,300	407

	Total		8,641

	Telecommunication Services (4.5%)
	AT&T, Inc.	132,135	3,766
	Qwest Communications International, Inc.	272,900	993
*	Sprint Nextel Corp.	123,800	227
	Verizon Communications, Inc.	57,000	1,932

	Total		6,918

	Utilities (5.9%)
	Duke Energy Corp.	74,600	1,120
	Entergy Corp.	12,900	1,072
	FirstEnergy Corp.	13,300	646
	NiSource, Inc.	101,700	1,116
*	NRG Energy, Inc.	10,700	249
	PG&E Corp.	27,300	1,057
	Pinnacle West Capital Corp.	27,100	871
	Progress Energy, Inc.	32,500	1,295
	TECO Energy, Inc.	22,400	277

	Common Stocks (95.5%)		Shares/ $ Par	Value $ (000’s)
	Utilities continued
	Xcel Energy, Inc.		64,000	1,187

	Total			8,890

	Total Common Stocks (Cost: $208,948)			144,851

	Foreign Common Stocks (0.1%)	Country
	Consumer Discretionary (0.1%)
	WPP PLC	United Kingdom	28,500	169

	Total			169

	Financials (0.0%)
*	UBS AG	Switzerland	3,700	53

	Total			53

	Total Foreign Common Stocks (Cost: $323)			222

	Preferred Stocks (0.0%)
	Federal Government & Agencies (0.0%)
	Federal National Mortgage Association		27,600	29

	Total			29

	Total Preferred Stocks (Cost: $1,207)			29

	Convertible Coporate Bonds (0.1%)
	Consumer Discretionary (0.1%)
	Ford Motor Co., 4.25%, 12/15/36		929,000	239

	Total			239

	Total Convertible Corporate Bonds (Cost: $467)			239

	Short-Term Investments (3.9%)
	Other Holdings (3.9%)
	T. Rowe Price Reserve Investment Fund		5,910,788	5,911

	Total			5,911

	Total Short-Term Investments (Cost: $5,911)			5,911

	Total Investments (99.7%) (Cost: $216,856)(a)			151,252

	Other Assets, Less Liabilities (0.3%)			389

	Net Assets (100.0%)			151,641

The Accompanying Notes are an Integral Part of the Financial Statements.

34	Equity Income Portfolio

Equity Income Portfolio

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2008 the aggregate cost of securities for federal tax purposes (in thousands) was $218,157 and the net unrealized depreciation of investments based on that cost was $66,905 which is comprised of $2,825 aggregate gross unrealized appreciation and $69,730 aggregate gross unrealized depreciation.

(l)	As of December 31, 2008, portfolio securities with an aggregate value of $555 (in thousands) were fair valued under procedures adopted by the Board of Directors.

(p)	Restricted securities (excluding 144A issues) on December 31, 2008

Description	Acquistion Date	Cost (000’s)	Value (000’s)	Value as a Percentage of Net Assets
Merrill Lynch & Co., Inc.	7/29/08	$832	$ 333	0.22%

The Accompanying Notes are an Integral Part of the Financial Statements.

Equity Income Portfolio 35

Mid Cap Growth Stock Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invests in mid-sized companies with potential for above-average growth.	$696 million

Portfolio Overview

Mason Street Advisors acts as the investment adviser for the Mid Cap Growth Stock Portfolio. The investment objective of the Portfolio is long-term growth of capital. The Mid Cap Growth Stock Portfolio seeks growth companies in the middle-capitalization range, as measured by the Portfolio’s benchmark. The Portfolio’s focus in stock selection is on companies with above-average growth potential giving consideration to factors such as companies’ ability to generate revenue, expand profit margins and maintain solid balance sheets. Industry and sector selection is of secondary importance.

Market Overview

Financial markets endured a brutal 2008, which saw the failure of a number of leading financial institutions, credit markets freeze up, and the U.S. government take a series of extraordinary steps to support the economy and financial system. The crisis was a result of the ongoing sub-prime mortgage meltdown, which spread rapidly through the domestic financial sector and into virtually every segment of global financial markets.

For all of 2008, returns for large-, medium- and small-sized companies were –37.60%, –41.46% and –33.79%, as measured by the Russell 1000, Russell MidCap and Russell 2000 Stock Indices, respectively. Small-cap stocks held up best after lagging stocks of large- and mid-sized companies in 2007. That relative outperformance also reflected the fact that the Financial sector wreckage was concentrated in large-cap names. No sector of the market had positive returns for the year, and value-oriented stocks held up modestly better than growth stocks, as measured by the Russell style indices.

Portfolio Results

The Mid Cap Growth Stock Portfolio returned –40.08% for the twelve months ended December 31, 2008. By comparison, the Russell MidCap Growth Index returned –44.32%. (The Index is unmanaged, cannot be invested in directly, and does not include administrative expenses or sales charges.) The Portfolio’s Mid-Cap Growth Funds peer group had an average return of –45.24%, according to Lipper Analytical Services, Inc., an independent mutual fund ranking agency.

The Portfolio’s absolute return reflected the unprecedented turmoil affecting the economy and financial markets in what was the worst year for stocks since the Great Depression. In that environment, no sector contributed positively to results. The biggest negative contribution came from Information Technology stocks. However, despite the difficult investing climate, the Portfolio held up better than the Index, benefiting from effective stock selection across a number of sectors, led by Industrials, Consumer Discretionary, and Health Care. At the other end of the spectrum, selection and allocation decisions made Consumer Staples shares the leading detractors from relative results.

Stock selection in the Industrial sector drove the Portfolio’s relative results, led by positioning in the road and rail, air freight and logistics, industrial conglomerate and commercial services industry segments. Key contributors Knight Transportation and J.B. Hunt Transport Services benefited from falling energy prices, which helped offset a slowdown in business resulting from the recession. Freight shipping logistics coordinator C.H. Robinson Worldwide benefited from rising demand for its services across a number of business units.

The Consumer Discretionary sector was home to the top two individual contributors to relative performance, Dollar Tree and DeVry. Discount retailer Dollar Tree saw more cost-conscious shoppers come through its doors. Adult and vocational education firm DeVry saw enrollment rise as the difficult job market put a premium on worker education and training. Health care providers Psychiatric Solutions and DaVita were other leading contributors for the year, enjoying steady demand for their treatment services.

An underweight position and stock selection made Consumer Staples shares the largest detractors from relative results. The key detractor was cosmetics firm Bare Escentuals, which reported disappointing profit growth and guided analysts’ expectations down for future quarters. It also hurt to be underrepresented in food products, tobacco, and household products companies, which held up better than the Index as a whole.

In terms of individual stocks, several of the leading detractors were shares of companies hit hard by the sharp downturn in the economy. Topping the list were online marketing and digital ad firms Focus Media Holdings and ValueClick. Similarly, payment processor VeriFone Holdings and chipmakers Intersil and NVIDIA were victims of the economic turmoil.

36	Mid Cap Growth Stock Portfolio

Mid Cap Growth Stock Portfolio

Outlook

Going forward, we will continue to look for companies that we believe are well managed, have solid growth in revenue and earnings, and have strong financial characteristics. As a result of this process, our sector and industry allocations reflect where we are finding what we consider to be the best growth opportunities at a given time. As of December 31, 2008, some of our largest stakes were in Information Technology and Health Care shares. The most notable sector underweights were in Consumer Staples, Telecommunication Services, and Utilities stocks.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2008
	1 Year	5 Years	10 Years
Mid Cap Growth Stock Portfolio	-40.08%	-1.75%	0.97%
Russell MidCap Growth Index	-44.32%	-2.33%	-0.19%
Lipper Variable Insurance Products (VIP) Mid Cap Growth Funds Average	-45.24%	-2.33%	0.76%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.nmfn.com.

This chart assumes an initial investment of $10,000 made on 12/31/98. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separte account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investing in small and medium-sized companies involves a greater degree of risk than investing in large company stocks.

Top 10 Equity Holdings 12/31/08

Security Description	% of Net Assets
Immucor, Inc.	3.1%
Psychiatric Solutions, Inc.	3.0%
DeVry, Inc.	2.9%
C.H. Robinson Worldwide, Inc.	2.7%
DaVita, Inc.	2.6%
Dollar Tree, Inc.	2.6%
McAfee, Inc.	2.4%
Alliance Data Systems Corp.	2.4%
Corrections Corp. of America	2.4%
Stericycle, Inc.	2.3%

Sector Allocation 12/31/08

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Mid Cap Growth Stock Portfolio	37

Mid Cap Growth Stock Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2008

	Common Stocks (93.6%)	Shares/ $ Par	Value $ (000’s)
	Consumer Discretionary (14.1%)
*	Collective Brands, Inc.	1,115,200	13,070
	DeVry, Inc.	350,500	20,122
*	Dollar Tree, Inc.	426,600	17,832
*	Focus Media Holding, Ltd., ADR	406,100	3,691
*	GameStop Corp. - Class A	731,800	15,851
*	Jack in the Box, Inc.	542,400	11,982
*	O’Reilly Automotive, Inc.	305,560	9,393
*	Urban Outfitters, Inc.	419,500	6,284

	Total		98,225

	Energy (7.0%)
*	Cameron International Corp.	548,400	11,242
	Diamond Offshore Drilling, Inc.	41,000	2,417
*	National-Oilwell Varco, Inc.	222,300	5,433
	Range Resources Corp.	329,800	11,342
*	SandRidge Energy, Inc.	282,500	1,737
	Smith International, Inc.	216,500	4,956
*	Southwestern Energy Co.	385,500	11,168

	Total		48,295

	Financials (8.6%)
	Assured Guaranty, Ltd.	362,200	4,129
*	IntercontinentalExchange, Inc.	58,983	4,863
*	Investment Technology Group, Inc.	367,040	8,339
*	MBIA, Inc.	581,700	2,368
	Northern Trust Corp.	256,888	13,394
	Raymond James Financial, Inc.	574,400	9,839
	SEI Investments Co.	356,600	5,602
	Synovus Financial Corp.	695,700	5,774
	T. Rowe Price Group, Inc.	13,000	461
	W.R. Berkley Corp.	169,900	5,267

	Total		60,036

	Health Care (16.1%)
*	Celgene Corp.	262,600	14,517
*	Cerner Corp.	274,300	10,547
*	Charles River Laboratories International, Inc.	255,700	6,699
*	DaVita, Inc.	361,000	17,895
*	Express Scripts, Inc.	272,700	14,993
*	Immucor, Inc.	798,949	21,236
*	Intuitive Surgical, Inc.	39,200	4,978
*	Psychiatric Solutions, Inc.	757,881	21,107

	Total		111,972

	Common Stocks (93.6%)	Shares/ $ Par	Value $ (000’s)
	Industrials (18.4%)
	C.H. Robinson Worldwide, Inc.	337,700	18,584
*	Corrections Corp. of America	1,000,000	16,360
	Cummins, Inc.	82,700	2,211
	Expeditors International of Washington, Inc.	314,660	10,469
*	Foster Wheeler, Ltd.	163,100	3,813
*	FTI Consulting, Inc.	30,400	1,358
	Harsco Corp.	357,100	9,884
	J.B. Hunt Transport Services, Inc.	459,000	12,058
	Knight Transportation, Inc.	613,400	9,888
	L-3 Communications Holdings, Inc.	98,600	7,275
	MSC Industrial Direct Co., Inc. - Class A	136,900	5,042
	Ritchie Bros. Auctioneers, Inc.	420,100	8,998
*	Spirit AeroSystems Holdings, Inc. - Class A	607,100	6,174
*	Stericycle, Inc.	308,000	16,041

	Total		128,155

	Information Technology (22.9%)
*	Activision Blizzard, Inc.	485,820	4,197
*	Alliance Data Systems Corp.	353,200	16,434
	Amphenol Corp. - Class A	449,800	10,786
*	Citrix Systems, Inc.	295,400	6,963
*	Cognizant Technology Solutions Corp. - Class A	431,200	7,787
	FactSet Research Systems, Inc.	264,600	11,706
	Global Payments, Inc.	485,900	15,933
	Intersil Corp. - Class A	916,500	8,423
	KLA-Tencor Corp.	396,780	8,646
*	McAfee, Inc.	478,200	16,531
*	Mettler-Toledo International, Inc.	201,800	13,601
	Microchip Technology, Inc.	581,895	11,364
*	NeuStar, Inc. - Class A	514,300	9,839
*	Varian Semiconductor Equipment Associates, Inc.	527,200	9,553
*	VeriFone Holdings, Inc.	590,800	2,895
	Western Union Co.	296,500	4,252

	Total		158,910

	Materials (4.1%)
*	Owens-Illinois, Inc.	420,600	11,495

	Common Stocks (93.6%)	Shares/ $ Par	Value $ (000’s)
	Materials continued
	Praxair, Inc.	201,940	11,987
	Titanium Metals Corp.	568,500	5,009

	Total		28,491

	Other Holdings (0.6%)
	SPDR Metals & Mining	159,600	4,435

	Total		4,435

	Utilities (1.8%)
	Equitable Resources, Inc.	371,900	12,477

	Total		12,477

	Total Common Stocks (Cost: $903,677)		650,996

	Short-Term Investments (7.9%)
	Aircraft (1.4%)
(b)	Textron, Inc., 6.25%, 1/6/09	10,000,000	9,991

	Total		9,991

	Federal Government & Agencies (0.3%)
	Federal National Mortgage Association, 0.20%, 3/30/09	2,000,000	2,000

	Total		2,000

	Finance Services (3.6%)
	Alpine Securitization Corp., 1.35%, 1/9/09	5,000,000	4,999
	Atlantic Asset Securitization LLC, 0.30%, 1/15/09	10,000,000	9,999
	Gemini Securitization Corp. LLC, 0.50%, 1/21/09	10,000,000	9,997

	Total		24,995

	Food Processors (1.5%)
	Kellogg Co., 1.70%, 1/13/09	10,100,000	10,094

	Total		10,094

	Oil and Gas (1.1%)
	Devon Energy Corp., 0.95%, 1/2/09	7,800,000	7,800

	Total		7,800

	Total Short-Term Investments (Cost: $54,879)		54,880

	Total Investments (101.5%) (Cost: $958,556)(a)		705,876

	Other Assets, Less Liabilities (-1.5%)		(10,250)

	Net Assets (100.0%)		695,626

The Accompanying Notes are an Integral Part of the Financial Statements.

38	Mid Cap Growth Stock Portfolio

Mid Cap Growth Stock Portfolio

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2008 the aggregate cost of securities for federal tax purposes (in thousands) was $964,249 and the net unrealized depreciation of investments based on that cost was $258,373 which is comprised of $27,519 aggregate gross unrealized appreciation and $285,892 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
Midcap 400 Index Futures (Long) (Total Notional Value at December 31, 2008, $13,098)	50	3/09	$ 332

The Accompanying Notes are an Integral Part of the Financial Statements.

Mid Cap Growth Stock Portfolio	39

Index 400 Stock Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Investment results that approximate the performance of the S&P MidCap 400® Index.	Invest in stocks included in the S&P MidCap 400® Index in approximately the same proportion as each stock’s weighting in the Index.	$320 million

Portfolio Overview

Mason Street Advisors acts as the investment adviser for the Index 400 Stock Portfolio. The Portfolio seeks investment results that approximate the performance of the S&P MidCap 400® Index by investing in stocks included in the S&P MidCap 400® Index, which is composed of 400 common stocks. The S&P MidCap 400® Index does not include the very large issues that account for most of the weighting in the S&P 500® Index. The Index 400 Stock Portfolio is not managed in the traditional sense using economic, financial and market analysis. The Portfolio’s strategy is to capture mid-cap market performance by investing in a portfolio modeled after a mid-cap stock index. The Portfolio invests in stocks included in the S&P MidCap 400® Index in proportion to their weightings in the Index, and may buy or sell securities after announced changes in the Index but before or after the effective date of the changes to attempt to achieve higher correlation with the Index. The Portfolio remains neutral relative to the benchmark in terms of economic sectors, market capitalization and growth and value styles of investing. The Portfolio will, to the extent feasible, remain fully invested, and cash flows are invested promptly to attempt to minimize their impact on returns. The Portfolio may purchase Index futures contracts in an attempt to achieve full replication.

Market Overview

Financial markets endured a brutal 2008, which saw the failure of a number of leading financial institutions, credit markets freeze up, and the U.S. government take a series of extraordinary steps to support the economy and financial system. Returns were negative across all market capitalization ranges, sectors, and investment styles. For all of 2008, returns for large-, medium- and small-sized companies were –37.00%, –36.23% and –31.07%, as measured by the S&P 500®, MidCap 400® and SmallCap 600® Stock Indices, respectively.

Mirroring the difficulty in the market, even the best-performing sectors in the S&P MidCap 400® Index—the traditionally defensive Utilities and Consumer Staples segments—fell more than 23% and 25%, respectively. Companies in these sectors were favored because they tend to have relatively healthy balance sheets, generate free cash flow, and/or have earnings resistant to economic downturns.

Two of the poorest performers were Energy (–57%) and Materials (–46%) shares. These former high-flying sectors suffered as commodity prices collapsed along with the outlook for global growth in the second half of the year. The traditionally growth-oriented Information Technology (–41%) and Health Care (–33%) sectors also performed poorly. It was a similar story for the economically sensitive Consumer Discretionary and Industrial sectors, which declined 40% and 37%, respectively.

Interestingly, Financials in the mid-cap space finished the year with returns better than the Index as a whole (down 30%). In part that was because many of these stocks entered the year at depressed prices after underperforming badly in 2007. They were also helped by aggressive Federal Reserve policies, the TARP program and industry consolidation.

Portfolio Results

The Portfolio had a sharply negative return in the worst year for equities since the Great Depression. For the twelve months ended December 31, 2008, the Index 400 Stock Portfolio had a return of –36.28%, while the S&P MidCap 400® Index returned –36.23%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) Portfolio performance slightly lagged the S&P MidCap 400® Index due to transaction costs, administrative expenses, cash flow effects and costs associated with the use of stock index futures contracts. The average return for the Portfolio’s peer group, Mid-Cap Core Funds, was –38.25% for the same period, according to Lipper Analytical Services, Inc., an independent mutual fund ranking agency. However, the Mid-Cap Core Funds peer group is not strictly comparable to the Index 400 Stock Portfolio because many of the portfolios in the group are actively managed.

Outlook

After the unprecedented events of 2008, we have a somewhat hopeful outlook for 2009—we are hoping for the reemergence of a more rational, less volatile market environment where fundamentals and diversification matter once again. Unfortunately, the economic fundamentals remain challenging, though we think it is reasonable to expect some sort of recovery based on the massive government stimulus likely to come early in the new year. Diversification, too, is likely to matter again, as we see

40	Index 400 Stock Portfolio

Index 400 Stock Portfolio

greater differentiation in returns across and within asset classes. We continue to believe in the potential benefit of investing in a fund based on a broad market index, such as the Index 400 Stock Portfolio, which provides exposure to both growth and value styles of investing, as well stocks of companies across the economy.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2008
	1 Year	5 Years	Since Inception	*
Index 400 Stock Portfolio	-36.28%	-0.23%	4.27%
S&P MidCap 400 Index	-36.23%	-0.08%	4.51%
Lipper Variable Insurance Products (VIP) Mid Cap Core Funds Average	-38.25%	-1.21%	–
*Inception date of 4/30/99

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.nmfn.com.

This chart assumes an initial investment of $10,000 made on 4/30/99 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separte account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

“Standard & Poor’s®”, “S&P®”, “S&P MidCap 400 Index” and “Standard & Poor’s MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by The Northwestern Mutual Life Insurance Company. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Portfolio.

Investing in small and medium-sized companies involves a greater degree of risk than investing in large company stocks.

Top 10 Equity Holdings 12/31/08
Security Description	% of Net Assets
Everest Re Group, Ltd.	0.6%
Vertex Pharmaceuticals, Inc.	0.6%
Health Care REIT, Inc.	0.6%
W.R. Berkley Corp.	0.6%
O’Reilly Automotive, Inc.	0.6%
New York Community Bancorp, Inc.	0.6%
Martin Marietta Materials, Inc.	0.5%
MDU Resources Group, Inc.	0.5%
SAIC, Inc.	0.5%
Church & Dwight Co., Inc.	0.5%

Sector Allocation 12/31/08

Sector Allocation is based on equities.

Sector Allocation and Top 10 Holdings are subject to change.

Index 400 Stock Portfolio	41

Index 400 Stock Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2008

	Common Stocks (89.3%)	Shares/ $ Par	Value $ (000’s)
	Consumer Discretionary (12.5%)
*	99 Cents Only Stores	20,233	221
	Advance Auto Parts, Inc.	40,800	1,373
*	Aeropostale, Inc.	28,750	463
	American Eagle Outfitters, Inc.	88,750	831
	American Greetings Corp. - Class A	19,600	148
*	AnnTaylor Stores Corp.	24,650	142
	ArvinMeritor, Inc.	31,750	90
	Barnes & Noble, Inc.	15,900	238
	Belo Corp. - Class A	37,900	59
	Blyth, Inc.	10,400	81
	Bob Evans Farms, Inc.	13,200	270
	BorgWarner, Inc.	49,900	1,086
	Boyd Gaming Corp.	24,600	116
	Brinker International, Inc.	43,875	462
*	Brinks’s Home Security Holdings, Inc.	17,500	384
	Callaway Golf Co.	27,800	258
*	Career Education Corp.	31,700	569
*	CarMax, Inc.	94,900	748
*	The Cheesecake Factory, Inc.	25,750	260
*	Chico’s FAS, Inc.	76,400	319
*	Chipotle Mexican Grill, Inc. - Class A	14,200	880
*	Coldwater Creek, Inc.	20,400	58
*	Collective Brands, Inc.	27,442	322
*	Corinthian Colleges, Inc.	36,900	604
	DeVry, Inc.	26,500	1,521
*	Dick’s Sporting Goods, Inc.	36,600	516
*	Dollar Tree, Inc.	39,000	1,630
*	DreamWorks Animation SKG, Inc.	33,200	839
	Foot Locker, Inc.	66,700	490
	Furniture Brands International, Inc.	17,900	40
	Gentex Corp.	60,200	532
	Guess?, Inc.	25,900	398
*	Hanesbrands, Inc.	40,300	514
	Harte-Hanks, Inc.	16,350	102
*	Hovnanian Enterprises, Inc. - Class A	21,800	37
	International Speedway Corp. - Class A	12,000	345
*	ITT Educational Services, Inc.	13,500	1,282
*	J. Crew Group, Inc.	22,300	272
	John Wiley & Sons, Inc. - Class A	18,400	655
*	Lamar Advertising Co. - Class A	32,700	411

	Common Stocks (89.3%)	Shares/ $ Par	Value $ (000’s)
	Consumer Discretionary continued
*	Life Time Fitness, Inc.	15,100	196
*	LKQ Corp.	60,200	702
	M.D.C. Holdings, Inc.	15,800	479
*	Marvel Entertainment, Inc.	21,100	649
	Matthews International Corp. - Class A	13,200	484
	Modine Manufacturing Co.	14,100	69
*	Mohawk Industries, Inc.	24,200	1,040
*	NetFlix, Inc.	17,900	535
*	NVR, Inc.	2,300	1,049
*	O’Reilly Automotive, Inc.	57,900	1,780
*	Pacific Sunwear of California, Inc.	28,300	45
	PetSmart, Inc.	54,800	1,011
	Phillips-Van Heusen Corp.	22,200	447
*	Priceline.com, Inc.	17,500	1,289
	Regis Corp.	18,600	270
*	Rent-A-Center, Inc.	28,800	508
	Ross Stores, Inc.	55,700	1,656
	The Ryland Group, Inc.	18,400	325
*	Saks, Inc.	61,200	268
	Scholastic Corp.	11,400	155
*	Scientific Games Corp.- Class A	28,000	491
	Service Corp. International	110,100	547
	Sotheby’s	29,000	258
	Strayer Education, Inc.	6,100	1,308
	Thor Industries, Inc.	15,300	202
*	The Timberland Co. - Class A	19,800	229
*	Toll Brothers, Inc.	56,100	1,202
	Tupperware Brands Corp.	26,700	606
*	Under Armour, Inc.	15,700	374
*	Urban Outfitters, Inc.	49,100	735
*	The Warnaco Group, Inc.	20,100	395
	Wendy’s/Arby’s Group, Inc.	180,100	890
	Williams-Sonoma, Inc.	37,300	293

	Total		40,053

	Consumer Staples (4.1%)
	Alberto-Culver Co.	36,700	899
*	BJ’s Wholesale Club, Inc.	25,300	867
	Church & Dwight Co., Inc.	30,150	1,692
	Corn Products International, Inc.	32,101	926

	Common Stocks (89.3%)	Shares/ $ Par	Value $ (000’s)
	Consumer Staples continued
*	Energizer Holdings, Inc.	25,100	1,359
	Flowers Foods, Inc.	34,000	828
*	Hansen Natural Corp.	31,900	1,070
	Hormel Foods Corp.	30,200	939
	Lancaster Colony Corp.	8,500	292
*	NBTY, Inc.	23,600	369
	PepsiAmericas, Inc.	24,700	503
*	Ralcorp Holdings, Inc.	24,300	1,419
	Ruddick Corp.	16,900	467
*	Smithfield Foods, Inc.	51,200	720
	Tootsie Roll Industries, Inc.	11,157	286
	Universal Corp.	10,800	323

	Total		12,959

	Energy (5.7%)
	Arch Coal, Inc.	61,500	1,002
*	Bill Barrett Corp.	15,900	336
	Cimarex Energy Co.	35,900	961
*	Comstock Resources, Inc.	19,800	936
*	Denbury Resources, Inc.	106,400	1,162
*	Encore Acquisition Co.	22,700	579
*	Exterran Holdings, Inc.	27,902	594
*	FMC Technologies, Inc.	53,838	1,283
*	Forest Oil Corp.	41,800	689
	Frontier Oil Corp.	44,800	566
*	Helix Energy Solutions Group, Inc.	39,600	287
	Helmerich & Payne, Inc.	45,300	1,031
*	Mariner Energy, Inc.	38,300	391
*	Newfield Exploration Co.	57,000	1,126
*	Oceaneering International, Inc.	23,500	685
	Overseas Shipholding Group, Inc.	10,900	459
*	Patriot Coal Corp.	27,300	171
	Patterson-UTI Energy, Inc.	66,600	767
*	Plains Exploration & Production Co.	46,366	1,077
*	Pride International, Inc.	74,500	1,190
*	Quicksilver Resources, Inc.	48,200	268
	Southern Union Co.	53,400	696
*	Superior Energy Services, Inc.	33,400	532
	Tidewater, Inc.	22,200	894
*	Unit Corp.	20,400	545

	Total		18,227

	Financials (18.8%)
*	Affiliated Managers Group, Inc.	17,700	742

The Accompanying Notes are an Integral Part of the Financial Statements.

42	Index 400 Stock Portfolio

Index 400 Stock Portfolio

	Common Stocks (89.3%)	Shares/ $ Par	Value $ (000’s)
	Financials continued
	Alexandria Real Estate Equities, Inc.	13,900	839
	AMB Property Corp.	42,400	993
	American Financial Group, Inc.	32,350	740
*	AmeriCredit Corp.	50,100	383
	Apollo Investment Corp.	61,251	570
	Arthur J. Gallagher & Co.	40,900	1,060
	Associated Banc-Corp.	54,963	1,150
	Astoria Financial Corp.	34,700	572
	BancorpSouth, Inc.	31,100	726
	Bank of Hawaii Corp.	20,600	931
	BRE Properties, Inc.	22,000	616
	Brown & Brown, Inc.	50,000	1,045
	Camden Property Trust	22,900	718
	Cathay General Bancorp	21,300	506
	City National Corp.	17,400	847
	The Colonial BancGroup, Inc.	87,200	181
	Commerce Bancshares, Inc.	28,440	1,250
	Cousins Properties, Inc.	18,800	260
	Cullen/Frost Bankers, Inc.	25,600	1,297
	Duke Realty Corp.	63,500	696
	Eaton Vance Corp.	50,000	1,051
	Equity One, Inc.	14,200	251
	Essex Property Trust, Inc.	11,500	883
	Everest Re Group, Ltd.	26,500	2,018
	Federal Realty Investment Trust	25,400	1,577
	Fidelity National Financial, Inc. - Class A	91,191	1,619
	First American Corp.	40,000	1,156
	First Niagara Financial Group, Inc.	51,100	826
	FirstMerit Corp.	34,900	719
	Fulton Financial Corp.	75,400	725
	The Hanover Insurance Group, Inc.	22,000	945
	HCC Insurance Holdings, Inc.	49,450	1,323
	Health Care REIT, Inc.	44,600	1,882
	Highwoods Properties, Inc.	27,400	750
	Horace Mann Educators Corp.	16,800	154
	Hospitality Properties Trust	40,500	602
	Jefferies Group, Inc.	52,100	733
	Jones Lang LaSalle, Inc.	14,900	413
	Liberty Property Trust	42,300	966
	The Macerich Co.	32,800	596
	Mack-Cali Realty Corp.	28,400	696
	Mercury General Corp.	15,300	704
	Nationwide Health Properties, Inc.	42,800	1,229

	Common Stocks (89.3%)	Shares/ $ Par	Value $ (000’s)
	Financials continued
	New York Community Bancorp, Inc.	148,221	1,773
	Old Republic International Corp.	99,375	1,185
	OMEGA Healthcare Investors, Inc.	34,800	556
	PacWest Bancorp	10,500	282
	The PMI Group, Inc.	29,900	58
	Potlatch Corp.	17,047	443
	Protective Life Corp.	30,100	432
	Raymond James Financial, Inc.	41,525	711
	Rayonier, Inc.	33,966	1,065
	Realty Income Corp.	44,900	1,039
	Regency Centers Corp.	30,200	1,410
	Reinsurance Group of America, Inc.	31,300	1,340
	SEI Investments Co.	57,500	903
	SL Green Realty Corp.	24,600	637
	StanCorp Financial Group, Inc.	21,100	881
*	SVB Financial Group	14,100	370
	Synovus Financial Corp.	120,900	1,003
	TCF Financial Corp.	49,600	678
	UDR, Inc.	58,700	809
	Unitrin, Inc.	21,200	338
	Valley National Bancorp	51,800	1,049
	W.R. Berkley Corp.	59,750	1,852
	Waddell & Reed Financial, Inc. - Class A	36,500	564
	Washington Federal, Inc.	37,865	566
	Webster Financial Corp.	22,700	313
	Weingarten Realty Investors	33,400	691
	Westamerica Bancorporation	12,400	634
	Wilmington Trust Corp.	29,300	652

	Total		60,174

	Health Care (10.1%)
*	Advanced Medical Optics, Inc.	22,412	148
*	Affymetrix, Inc.	30,200	90
	Beckman Coulter, Inc.	27,000	1,186
*	Bio-Rad Laboratories, Inc. - Class A	8,200	618
*	Cerner Corp.	29,300	1,127
*	Charles River Laboratories International, Inc.	29,200	765
*	Community Health Systems, Inc.	40,200	586
*	Covance, Inc.	27,300	1,257
*	Edwards Lifesciences Corp.	24,000	1,319
*	Endo Pharmaceuticals Holdings, Inc.	50,400	1,304
*	Gen-Probe, Inc.	23,400	1,002

	Common Stocks (89.3%)	Shares/ $ Par	Value $ (000’s)
	Health Care continued
*	Health Management Associates, Inc. - Class A	105,100	188
*	Health Net, Inc.	44,700	487
*	Henry Schein, Inc.	38,500	1,413
	Hill-Rom Holdings, Inc.	26,900	443
*	Hologic, Inc.	110,400	1,443
*	IDEXX Laboratories, Inc.	25,700	927
*	Kindred Healthcare, Inc.	12,900	168
*	Kinetic Concepts, Inc.	24,100	462
*	LifePoint Hospitals, Inc.	23,000	525
*	Lincare Holdings, Inc.	32,000	862
*	Masimo Corp.	20,600	614
	Medicis Pharmaceutical Corp. - Class A	24,400	339
	Omnicare, Inc.	44,900	1,246
	Perrigo Co.	33,400	1,079
	Pharmaceutical Product Development, Inc.	50,800	1,474
*	Psychiatric Solutions, Inc.	24,100	671
*	ResMed, Inc.	32,600	1,222
*	Sepracor, Inc.	46,900	515
	STERIS Corp.	25,400	607
	Techne Corp.	16,400	1,058
	Teleflex, Inc.	17,100	857
*	Thoratec Corp.	24,200	786
*	United Therapeutics Corp.	10,000	626
	Universal Health Services, Inc. - Class B	21,800	819
*	Valeant Pharmaceuticals International	35,100	804
*	Varian, Inc.	12,500	419
*	VCA Antech, Inc.	36,500	726
*	Vertex Pharmaceuticals, Inc.	64,800	1,969
*	WellCare Health Plans, Inc.	18,000	231

	Total		32,382

	Industrials (12.9%)
*	AGCO Corp.	39,500	932
*	AirTran Holdings, Inc.	50,500	224
*	Alaska Air Group, Inc.	15,600	456
	Alexander & Baldwin, Inc.	17,800	446
*	Alliant Techsystems, Inc.	14,100	1,209
	AMETEK, Inc.	45,950	1,388
*	BE Aerospace, Inc.	42,800	329
	The Brink’s Co.	17,500	470
	Bucyrus International, Inc.	32,200	596
	Carlisle Companies, Inc.	26,300	544
*	Clean Harbors, Inc.	8,700	552
	Con-way, Inc.	19,700	524
*	Copart, Inc.	27,300	742

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 400 Stock Portfolio	43

Index 400 Stock Portfolio

	Common Stocks (89.3%)	Shares/ $ Par	Value $ (000’s)
	Industrials continued
	The Corporate Executive Board Co.	14,700	324
*	Corrections Corp. of America	54,100	885
	Crane Co.	20,900	360
	Deluxe Corp.	22,000	329
	Donaldson Co., Inc.	33,100	1,114
*	Dycom Industries, Inc.	17,000	140
	Federal Signal Corp.	20,400	168
*	FTI Consulting, Inc.	21,900	979
	GATX Corp.	21,000	650
	Graco, Inc.	25,600	608
	Granite Construction, Inc.	14,200	624
	Harsco Corp.	36,000	996
	Herman Miller, Inc.	23,100	301
	HNI Corp.	19,100	303
	Hubbell, Inc. - Class B	24,200	791
	IDEX Corp.	35,580	859
	J.B. Hunt Transport Services, Inc.	35,300	927
*	JetBlue Airways Corp.	78,925	560
	Joy Global, Inc.	46,450	1,063
*	Kansas City Southern	39,300	749
	KBR, Inc.	69,600	1,058
	Kelly Services, Inc. - Class A	11,800	154
	Kennametal, Inc.	31,500	699
*	Korn/Ferry International	19,300	220
	Lincoln Electric Holdings, Inc.	18,400	937
	Manpower, Inc.	33,600	1,142
	Mine Safety Appliances Co.	12,800	306
*	MPS Group, Inc.	39,800	300
	MSC Industrial Direct Co., Inc. - Class A	19,300	711
*	Navigant Consulting, Inc.	20,200	321
	Nordson Corp.	14,700	475
	Oshkosh Corp.	32,100	285
	Pentair, Inc.	42,500	1,006
*	Quanta Services, Inc.	85,000	1,683
	Rollins, Inc.	17,787	322
	Roper Industries, Inc.	38,600	1,676
*	The Shaw Group, Inc.	36,000	737
	SPX Corp.	23,400	949
*	Terex Corp.	40,900	708
*	Thomas & Betts Corp.	24,100	579
	The Timken Co.	36,600	718
	Trinity Industries, Inc.	34,250	540
*	United Rentals, Inc.	25,823	236
*	URS Corp.	36,000	1,468
	Wabtec Corp.	20,900	831
*	Waste Connections, Inc.	34,300	1,083
	Werner Enterprises, Inc.	18,350	318
	Woodward Governor Co.	23,500	541
*	YRC Worldwide, Inc.	25,500	73

	Total		41,218

	Common Stocks (89.3%)	Shares/ $ Par	Value $ (000’s)
	Information Technology (11.2%)
*	3Com Corp.	175,000	399
*	ACI Worldwide, Inc.	15,000	238
	Acxiom Corp.	29,302	238
*	ADC Telecommunications, Inc.	50,700	277
	ADTRAN, Inc.	23,600	351
*	Advent Software, Inc.	7,200	144
*	Alliance Data Systems Corp.	27,800	1,294
*	ANSYS, Inc.	38,600	1,077
*	Arrow Electronics, Inc.	51,400	968
*	Atmel Corp.	193,000	604
*	Avnet, Inc.	64,900	1,182
*	Avocent Corp.	19,300	346
	Broadridge Financial Solutions, Inc.	60,900	764
*	Cadence Design Systems, Inc.	112,100	410
*	CommScope, Inc.	30,277	470
*	Cree, Inc.	38,000	603
	Diebold, Inc.	28,500	801
*	Digital River, Inc.	16,000	397
*	DST Systems, Inc.	17,500	665
*	F5 Networks, Inc.	34,300	784
	FactSet Research Systems, Inc.	18,200	805
	Fair Isaac Corp.	20,900	352
*	Fairchild Semiconductor International, Inc.	53,500	262
*	Gartner, Inc.	25,500	455
	Global Payments, Inc.	34,500	1,131
	Imation Corp.	13,000	176
*	Ingram Micro, Inc. - Class A	71,000	951
*	Integrated Device Technology, Inc.	72,830	409
*	International Rectifier Corp.	31,400	424
	Intersil Corp. - Class A	52,900	486
	Jack Henry & Associates, Inc.	36,400	706
*	Lam Research Corp.	53,800	1,145
	Lender Processing Services, Inc.	36,100	1,063
*	Macrovision Solutions Corp.	35,900	454
*	ManTech International Corp. - Class A	9,000	488
*	Mentor Graphics Corp.	39,800	206
*	Metavante Technologies, Inc.	38,700	623
*	Mettler-Toledo International, Inc.	14,400	971
	National Instruments Corp.	24,550	598
*	NCR Corp.	68,000	961
*	NeuStar, Inc. - Class A	34,000	650
*	Palm, Inc.	47,300	145

	Common Stocks (89.3%)	Shares/ $ Par	Value $ (000’s)
	Information Technology continued
*	Parametric Technology Corp.	50,000	632
	Plantronics, Inc.	21,000	277
*	Polycom, Inc.	35,800	484
*	RF Micro Devices, Inc.	113,300	88
*	SAIC, Inc.	87,300	1,701
*	Semtech Corp.	26,000	293
*	Silicon Laboratories, Inc.	19,900	493
*	SRA International, Inc. - Class A	18,100	312
*	Sybase, Inc.	34,923	865
*	Synopsys, Inc.	62,100	1,150
*	Tech Data Corp.	21,500	384
*	Trimble Navigation, Ltd.	51,500	1,113
*	ValueClick, Inc.	37,400	256
*	Vishay Intertechnology, Inc.	80,387	275
*	Western Digital Corp.	95,400	1,092
*	Wind River Systems, Inc.	29,200	264
*	Zebra Technologies Corp. - Class A	27,300	553

	Total		35,705

	Materials (6.1%)
	Airgas, Inc.	34,900	1,361
	Albemarle Corp.	39,300	876
	AptarGroup, Inc.	29,100	1,026
	Ashland, Inc.	28,500	300
	Cabot Corp.	28,200	432
	Carpenter Technology Corp.	19,000	390
	Chemtura Corp.	104,463	146
	Cliffs Natural Resources, Inc.	48,900	1,252
	Commercial Metals Co.	49,000	582
	Cytec Industries, Inc.	20,300	431
	Ferro Corp.	18,800	133
	FMC Corp.	31,900	1,427
	Grief, Inc. - Class A	14,700	491
	Louisiana-Pacific Corp.	39,200	61
	The Lubrizol Corp.	29,000	1,055
	Martin Marietta Materials, Inc.	17,800	1,728
	Minerals Technologies, Inc.	8,100	331
	Olin Corp.	33,100	598
	Packaging Corp. of America	44,100	594
	Reliance Steel & Aluminum Co.	27,500	548
	RPM International, Inc.	55,400	736
	The Scotts Miracle-Gro Co. - Class A	18,900	562
	Sensient Technologies Corp.	20,800	497
	Sonoco Products Co.	43,000	996
	Steel Dynamics, Inc.	69,700	779
	Temple-Inland, Inc.	45,900	220
	Terra Industries, Inc.	44,000	734

The Accompanying Notes are an Integral Part of the Financial Statements.

44	Index 400 Stock Portfolio

Index 400 Stock Portfolio

	Common Stocks (89.3%)	Shares/ $ Par	Value $ (000’s)
	Materials continued
	The Valspar Corp.	43,000	778
	Worthington Industries, Inc.	25,800	284

	Total		19,348

	Telecommunication Services (0.5%)
*	Cincinnati Bell, Inc.	99,200	192
	Telephone and Data Systems, Inc.	45,900	1,457

	Total		1,649

	Utilities (7.4%)
	AGL Resources, Inc.	33,100	1,038
	Alliant Energy Corp.	47,600	1,389
	Aqua America, Inc.	58,233	1,199
	Black Hills Corp.	16,600	448
	DPL, Inc.	49,900	1,140
	Energen Corp.	30,900	906
	Great Plains Energy, Inc.	51,177	989
	Hawaiian Electric Industries, Inc.	38,800	859
	IDACORP, Inc.	19,600	577
	MDU Resources Group, Inc.	79,100	1,707
	National Fuel Gas Co.	34,100	1,068
	Northeast Utilities	67,100	1,614
	NSTAR	46,000	1,679
	NV Energy, Inc.	100,881	998
	OGE Energy Corp.	40,000	1,031
	ONEOK, Inc.	45,000	1,310
	PNM Resources, Inc.	37,250	375
	Puget Energy, Inc.	55,900	1,524
	UGI Corp.	46,500	1,136
	Vectren Corp.	34,900	873
	Westar Energy, Inc.	46,600	956
	WGL Holdings, Inc.	21,500	703

	Total		23,519

	Total Common Stocks (Cost: $397,066)		285,234

	Short-Term Investments (9.7%)	Shares/ $ Par	Value $ (000’s)
	Electric Utilities (1.8%)
(b)	Duke Energy Corp., 4.00%, 1/5/09	5,800,000	5,797

	Total		5,797

	Federal Government & Agencies (1.4%)
	Federal Home Loan Bank, 0.47%, 3/13/09	4,500,000	4,499

	Total		4,499

	Finance Services (3.1%)
	Falcon Asset Securitization Co. LLC, 0.45%, 1/13/09	10,000,000	9,999

	Total		9,999

	Oil and Gas (3.4%)
	Devon Energy Corp., 1.15%, 1/2/09	8,000,000	8,000
	Sempra Global, 1.00%, 1/2/09	2,900,000	2,900

	Total		10,900

	Total Short-Term Investments (Cost: $31,191)		31,195

	Total Investments (99.0%) (Cost: $428,257)(a)		316,429

	Other Assets, Less Liabilities (1.0%)		3,086

	Net Assets (100.0%)		319,515

*	Non-Income Producing

(a)	At December 31, 2008 the aggregate cost of securities for federal tax purposes (in thousands) was $429,737 and the net unrealized depreciation of investments based on that cost was $113,308 which is comprised of $20,035 aggregate gross unrealized appreciation and $133,343 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
Midcap 400 Index Futures (Long) (Total Notional Value at December 31, 2008, $30,852)	118	3/09	$ 842

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 400 Stock Portfolio	45

Mid Cap Value Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term capital growth. Current income is a secondary objective.	Invest primarily in equity securities of mid-sized companies that are believed to be undervalued in relation to their prospects for growth.	$75 million

Portfolio Overview

Mason Street Advisors, the investment adviser for the Mid Cap Value Portfolio, has engaged AllianceBernstein L.P. to act as sub-adviser for the Portfolio. The primary investment objective of the Portfolio is long-term capital growth; current income is a secondary objective. The Portfolio invests primarily in a diversified portfolio of equities of mid-sized companies with market capitalization between $1.0 billion and $10.0 billion with an emphasis on securities with market capitalizations between $1.0 and $5.0 billion. The Portfolio’s investment policies emphasize investment in companies that we determine to be undervalued using our fundamental value approach. In selecting investments, we use our fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

Market Overview

Equity markets around the world collapsed in 2008 as investor anxiety over global economic growth intensified. U.S. smaller-cap markets were no exception with the Russell 2000 and Russell 2500 Stock Indices down 33.8% and 36.8%, respectively, roughly in line with the decline of the S&P 500® Index, which returned –37.0%. Much of the carnage occurred in the fourth quarter where smaller-cap indices lagged the S&P 500 by about four percentage points. Within the Russell 2500, all sectors fell, with Utilities’ 20.7% decline for the year being the best return, while Consumer Cyclicals and Energy sector returns were the worst, not surprisingly given their high economic exposure. Value, as measured by the Russell 2500 Value Index, outperformed the broad small/mid-cap market, declining 32.0% for the year.

Portfolio Results

The Mid Cap Value Portfolio returned –35.07% for the twelve months ended December 31, 2008. By comparison, the Russell 2500 Value and Russell MidCap Value Indices returned –31.99% and –38.44%, respectively. (These Indices are unmanaged, cannot be invested in directly and do not include administrative expenses or sales charges.) The average return of the Mid-Cap Value Funds peer group was –38.71%, according to Lipper Analytical Services, Inc., an independent mutual fund ranking agency.

The Portfolio’s absolute return reflected the unprecedented turmoil affecting the economy and financial markets in what was the worst year for stocks since the Great Depression. The Portfolio underperformed the Russell 2500 Value Index for the year, but outperformed the Russell Midcap Value Index. Versus the Russell 2500 Value Index, the bulk of the underperformance was attributable to stock selection where the Portfolio’s holdings in more economically sensitive sectors, such as Capital Equipment and Information Technology, were pressured by investors concerned over declining global growth. This was offset somewhat by strong relative stock selection in Financials, driven by some of the Portfolio’s bank and insurance holdings. The Portfolio also benefited from holdings among transport names where its trucking and airline holdings benefited from capacity management and lower fuel costs.

Sector selection was a modest detractor, driven by the Portfolio’s underweight in Utilities, which were prized by investors seeking stocks with defensive characteristics. It also hurt to be overweight in Energy, where stocks were pressured by falling oil prices. An overweight position in transports offset this somewhat.

Key contributors included Cliffs Natural Resources, Platinum Underwriters, Arch Capital Group, Arkansas Best and Amerigroup. Specific stocks that underperformed included Reliant Energy, Brunswick, Rockwood Holdings, Avis Budget and TRW Automotive.

Outlook

In our opinion, investor anxiety over depressed global economic growth and continued financial contagion has deepened the value opportunity in smaller-cap markets. We are seeking to capture a diverse array of compelling opportunities—including many in cyclical industries—while attempting to guard against the risk of a prolonged economic downturn. We have increased both the quality and relative market cap within the Portfolio as a result of opportunities created by market conditions late in the year, while keeping valuations at a level we find very attractive.

The opportunity also is remarkably diverse, spanning many industries and sectors. But since companies and sectors sensitive to the economic cycle performed worse over the last year, many have become very attractively valued. In the quarter, we increased exposure to Energy, while reducing exposure to Financials. In our analysis, investors have overreacted to the very real threats posed by the financial crisis and recession; many cyclicals today are valued as if their earnings will never recover. But historically, recessions end, credit markets ease and companies address their problems. We are adding what we consider to be quality companies with strong business models trading at attractive valuations, providing what we feel is attractive long-term potential.

46	Mid Cap Value Portfolio

Mid Cap Value Portfolio

Sub-Adviser Change

Effective February 23, 2009, American Century Investment Management, Inc. will replace AllianceBernstein L.P. as the sub-adviser for the Mid Cap Value Portfolio.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2008
	1 Year	5 Years	Since Inception	*
Mid Cap Value Portfolio	-35.07%	-1.47%	3.82%
Russell 2500 Value Index	-31.99%	-0.15%	5.94%
Russell MidCap Value Index	-38.44%	0.33%	5.60%
Lipper Variable Insurance Products (VIP) Mid Cap Value Funds Average	-38.71%	-1.49%	–
*Inception date of 5/1/03

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.nmfn.com.

This chart assumes an initial investment of $10,000 made on 5/1/03 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separte account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio’s investment strategy emphasizes investments in smaller mid-sized companies, which may cause its average market capitalization to be lower than, may cause it to perform differently from, and will subject it to greater small cap company risk than, other mid cap funds without this emphasis. Investing in small and medium-sized companies involves a greater degree of risk than investing in large company stocks.

Top 10 Equity Holdings 12/31/08
Security Description	% of Net Assets
Platinum Underwriters Holdings, Ltd.	2.0%
Aspen Insurance Holdings, Ltd.	2.0%
Ruddick Corp.	1.8%
AMERIGROUP Corp.	1.7%
Northeast Utilities	1.6%
Arch Capital Group, Ltd.	1.6%
Terex Corp.	1.5%
Del Monte Foods Co.	1.5%
Mueller Industries, Inc.	1.5%
Fidelity National Financial, Inc. - Class A	1.5%

Sector Allocation 12/31/08

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Mid Cap Value Portfolio	47

Mid Cap Value Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2008

	Common Stocks (95.7%)	Shares/ $ Par	Value $ (000’s)
	Consumer Discretionary (8.2%)
	ArvinMeritor, Inc.	98,100	280
	Autoliv, Inc.	10,300	221
*	AutoNation, Inc.	30,900	305
	Boyd Gaming Corp.	72,900	345
	Callaway Golf Co.	76,900	714
	Foot Locker, Inc.	89,900	660
	Gannett Co., Inc.	30,100	241
	J.C. Penney Co., Inc.	37,900	747
	Jones Apparel Group, Inc.	35,000	205
	Limited Brands, Inc.	36,400	366
	The Men’s Wearhouse, Inc.	54,900	743
*	Mohawk Industries, Inc.	10,200	438
	Thor Industries, Inc.	54,400	717
*	TRW Automotive Holdings Corp.	29,700	107

	Total		6,089

	Consumer Staples (9.4%)
	Bunge, Ltd.	13,700	709
	Del Monte Foods Co.	159,400	1,138
	The Pepsi Bottling Group, Inc.	33,900	763
	Ruddick Corp.	48,000	1,327
*	Smithfield Foods, Inc.	67,700	953
	SUPERVALU, INC.	45,050	658
	Tyson Foods, Inc. - Class A	68,800	603
	Universal Corp.	29,200	872

	Total		7,023

	Energy (5.1%)
	Cimarex Energy Co.	32,500	871
*	Denbury Resources, Inc.	36,900	403
	Frontier Oil Corp.	65,400	826
	Helmerich & Payne, Inc.	23,700	539
*	Oil States International, Inc.	25,700	480
*	Whiting Petroleum Corp.	21,400	716

	Total		3,835

	Financials (23.5%)
	Alexandria Real Estate Equities, Inc.	7,600	459
*	Arch Capital Group, Ltd.	16,800	1,178
	Aspen Insurance Holdings, Ltd.	61,300	1,487
	Astoria Financial Corp.	18,300	302
	Central Pacific Financial Corp.	5,800	58
	Digital Realty Trust, Inc.	27,200	894
	Fidelity National Financial, Inc. - Class A	62,000	1,100
	First Niagara Financial Group, Inc.	27,100	438
	Home Properties, Inc.	19,000	771

	Common Stocks (95.7%)	Shares/ $ Par	Value $ (000’s)
	Financials continued
	Mid-America Apartment Communities, Inc.	12,100	450
	Old Republic International Corp.	72,300	862
	PartnerRe, Ltd.	7,700	549
	Platinum Underwriters Holdings, Ltd.	41,500	1,497
	Popular, Inc.	50,200	259
	Provident Financial Services, Inc.	21,000	321
	Reinsurance Group of America, Inc.	9,400	402
	RenaissanceRe Holdings, Ltd.	10,100	521
	The South Financial Group, Inc.	85,600	370
	StanCorp Financial Group, Inc.	23,300	973
	Sunstone Hotel Investors, Inc.	40,800	253
	Susquehanna Bancshares, Inc.	26,550	422
	Synovus Financial Corp.	36,300	301
	Tanger Factory Outlet Centers, Inc.	18,900	711
	Taubman Centers, Inc.	11,500	293
	Trustmark Corp.	35,300	762
	Washington Federal, Inc.	58,800	880
	Webster Financial Corp.	38,200	526
	Whitney Holding Corp.	31,400	502

	Total		17,541

	Health Care (5.3%)
*	AMERIGROUP Corp.	42,700	1,260
*	LifePoint Hospitals, Inc.	31,200	712
*	Molina Healthcare, Inc.	37,071	653
	Omnicare, Inc.	23,800	661
	Universal Health Services, Inc. - Class B	18,200	684

	Total		3,970

	Industrials (16.5%)
	Acuity Brands, Inc.	18,500	646
*	Alaska Air Group, Inc.	29,700	869
	Arkansas Best Corp.	22,800	687
	Briggs & Stratton Corp.	49,600	872
*	Continental Airlines, Inc. - Class B	29,900	540
	Con-way, Inc.	18,700	497
	Cooper Industries, Ltd. - Class A	13,400	392
*	EnerSys	52,200	574
*	Gardner Denver, Inc.	17,700	413
	GATX Corp.	29,600	917
	Goodrich Corp.	9,300	344

	Common Stocks (95.7%)	Shares/ $ Par	Value $ (000’s)
	Industrials continued
*	Hertz Global Holdings, Inc.	69,400	352
	Kelly Services, Inc. - Class A	64,600	840
	Mueller Industries, Inc.	44,400	1,114
	Quanex Building Products Corp.	25,900	243
	Regal-Beloit Corp.	4,775	181
	SkyWest, Inc.	30,000	558
*	Terex Corp.	66,100	1,145
*	United Stationers, Inc.	25,900	867
	Werner Enterprises, Inc.	15,800	274

	Total		12,325

	Information Technology (12.3%)
*	Amkor Technology, Inc.	71,700	156
*	Anixter International, Inc.	16,600	500
*	Arrow Electronics, Inc.	40,200	757
	AU Optronics Corp., ADR	120,000	922
*	Avnet, Inc.	19,400	353
*	Benchmark Electronics, Inc.	40,400	516
*	CommScope, Inc.	19,800	308
*	Convergys Corp.	65,700	421
*	Ingram Micro, Inc. - Class A	63,900	856
*	Insight Enterprises, Inc.	63,900	441
*	Lexmark International, Inc. - Class A	19,500	524
*	SanDisk Corp.	44,100	423
	Siliconware Precision Industries Co., ADR	198,000	883
*	Tech Data Corp.	24,600	439
*	Teradyne, Inc.	131,700	556
*	Vishay Intertechnology, Inc.	66,400	227
*	Western Digital Corp.	46,700	535
*	Zoran Corp.	52,400	358

	Total		9,175

	Materials (9.2%)
	AptarGroup, Inc.	21,200	747
	Arch Chemicals, Inc.	28,100	733
	Ashland, Inc.	12,500	131
	Celanese Corp.	31,000	385
	Chemtura Corp.	166,200	233
	Commercial Metals Co.	68,900	818
	Cytec Industries, Inc.	28,700	609
	Methanex Corp.	28,800	324
*	Owens-Illinois, Inc.	24,400	667
	Reliance Steel & Aluminum Co.	28,000	558
*	Rockwood Holdings, Inc.	54,200	585
	Sonoco Products Co.	20,300	470
	Steel Dynamics, Inc.	25,200	282

The Accompanying Notes are an Integral Part of the Financial Statements.

48	Mid Cap Value Portfolio

Mid Cap Value Portfolio

	Common Stocks (95.7%)	Shares/ $ Par	Value $ (000’s)
	Materials continued
	Westlake Chemical Corp.	19,300	314

	Total		6,856

	Utilities (6.2%)
	Allegheny Energy, Inc.	10,100	342
	Atmos Energy Corp.	43,000	1,019
	Northeast Utilities	50,400	1,213
	Portland General Electric Co.	16,800	327
	Puget Energy, Inc.	17,600	480
*	Reliant Energy, Inc.	70,900	410
	Wisconsin Energy Corp.	19,200	806

	Total		4,597

	Total Common Stocks (Cost: $104,936)		71,411

	Short-Term Investments (3.6%)
	Oil and Gas (1.6%)
	Devon Energy Corp., 1.25%, 1/2/09	1,220,000	1,220

	Total		1,220

	Retail Food and Drug (2.0%)
	CVS Corp., 5.55%, 1/8/09	1,500,000	1,498

	Total		1,498

	Total Short-Term Investments (Cost: $2,718)		2,718

	Total Investments (99.3%) (Cost: $107,654)(a)		74,129

	Other Assets, Less Liabilities (0.7%)		552

	Net Assets (100.0%)		74,681

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2008 the aggregate cost of securities for federal tax purposes (in thousands) was $107,697 and the net unrealized depreciation of investments based on that cost was $33,568 which is comprised of $2,176 aggregate gross unrealized appreciation and $35,744 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

Mid Cap Value Portfolio	49

Small Cap Growth Stock Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Seek capital appreciation by investing in small companies with potential for above-average growth.	$285 million

Portfolio Overview

Mason Street Advisors acts as the investment adviser for the Small Cap Growth Stock Portfolio. The Portfolio seeks long-term growth of capital. The Portfolio invests in growth companies in the small-capitalization range, as measured by the Portfolio’s benchmark. The Portfolio’s focus in stock selection is on companies with above-average growth potential supported by financial strength and capable management. In evaluating individual companies, factors such as the growth rates of revenues and earnings, opportunities for margin expansion, financial strength, and quality of management are important variables.

Market Overview

Financial markets endured a brutal 2008, which saw the failure of a number of leading financial institutions, credit markets freeze up, and the U.S. government take a series of extraordinary steps to support the economy and financial system. The crisis was a result of the ongoing sub-prime mortgage meltdown, which spread rapidly through the domestic financial sector and into virtually every segment of global financial markets.

For all of 2008, returns for large-, medium- and small-sized companies were –37.60%, –41.46% and –33.79%, as measured by the Russell 1000, Russell MidCap and Russell 2000 Stock Indices, respectively. Small-cap stocks held up best after lagging stocks of large- and mid-sized companies in 2007. That relative outperformance also reflected the fact that the Financial sector wreckage was concentrated in large-cap names. No sector of the market had positive returns for the year, and value-oriented stocks held up modestly better than growth stocks, as measured by the Russell style indices.

Portfolio Results

For the twelve months ended December 31, 2008, the Small Cap Growth Stock Portfolio returned –43.87%. By comparison, the Russell 2000 Growth Index returned –38.54%. (The Index is unmanaged, cannot be invested in directly, and does not include administrative expenses or sales charges.) The Portfolio’s Small-Cap Growth Funds peer group had an average return of –41.12%, according to Lipper Analytical Services, Inc., an independent mutual fund ranking agency.

The Portfolio’s absolute return reflected the unprecedented turmoil affecting the economy and financial markets in what was the worst year for stocks since the Great Depression. In that environment, no sector contributed positively to results. The biggest negative contribution to both absolute performance and relative to the Russell Index came from Information Technology stocks. Stock selection made the Industrials and Materials sectors the leading contributors to relative results.

Positioning in Information Technology shares was the main source of weakness, largely as a result of stock selection in the semiconductor, internet software & services and communications equipment industry segments. A general theme uniting these detractors was their exposure to the communications market, which slowed along with the economy. For example, mobile phone and digital media equipment maker Cogo Group also faced concern about top-line growth and a changing product mix geared toward lower-margin business. Other notable detractors from performance were semiconductor firms Tessera Technologies and Diodes. Tessera Technologies suffered in 2008 from adverse litigation results, while global economic weakness weighed heavily on Diodes’ earnings.

Holdings in the Health Care, Financials, and Energy sectors also detracted from relative performance. In Health Care, it hurt to be underweight the biotechnology segment. In Financials and Energy, poor performance was driven by selection and allocation decisions among capital market and energy equipment and services stocks, respectively.

At the other end of the spectrum, Industrial shares contributed most to relative results, led by positioning among aerospace and defense and road and rail firms. The top two contributors to performance were military contractors Axsys Technologies and AeroVironment, whose business boomed as a result of increased defense spending. Other key contributors from these two industry segments were Knight Transportation, Stanley and TransDigm Group.

The Portfolio also benefited from stock selection in the Materials sector, led by positioning in the containers and packaging and chemicals industries. Packaging firm Silgan Holdings was by far the largest single contributor in the sector, reporting record business despite the challenging economic environment.

Outlook

Looking ahead to 2009, we will continue our focus on well-managed, attractively valued, fast-growing, small-cap companies. Because we build the Small Cap Growth Stock Portfolio from the bottom up, one stock at a time, our sector and industry allocations reflect where we’re finding the best growth opportunities at a given time. As of December 31, 2008, the largest sector overweight was in Industrials. The most notable sector underweight was in Health Care.

50	Small Cap Growth Stock Portfolio

Small Cap Growth Stock Portfolio

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2008
	1 Year	5 Years	Since Inception*
Small Cap Growth Stock Portfolio	-43.87%	-2.83%	6.25%
Russell 2000 Growth Index	-38.54%	-2.35%	-1.48%
Lipper Variable Insurance Products (VIP) Small Cap Growth Funds Average	-41.12%	-2.95%	–
*Inception date of 4/30/99

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.nmfn.com.

This chart assumes an initial investment of $10,000 made on 4/30/99 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separte account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Stocks of smaller or newer companies, such as those held in this Portfolio, are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative. Investing in small company stocks involves a greater degree of risk than investing in medium or large company stocks.

Top 10 Equity Holdings 12/31/08

Security Description	% of Net Assets
Team, Inc.	2.3%
Masimo Corp.	2.2%
Dollar Tree, Inc.	2.1%
ITC Holdings Corp.	2.0%
New Oriental Education & Technology Group, Inc., ADR	2.0%
Knight Transportation, Inc.	1.9%
Psychiatric Solutions, Inc.	1.7%
Illumina, Inc.	1.7%
Genoptix, Inc.	1.6%
Cornell Cos., Inc.	1.6%

Sector Allocation 12/31/08

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Small Cap Growth Stock Portfolio	51

Small Cap Growth Stock Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2008

	Common Stocks (91.6%)	Shares/ $ Par	Value $ (000’s)
	Consumer Discretionary (13.3%)
*	Aeropostale, Inc.	2,250	36
*	American Public Education, Inc.	106,600	3,964
	Arbitron, Inc.	3,075	41
*	Buffalo Wild Wings, Inc.	88,800	2,278
*	The Cheesecake Factory, Inc.	3,850	39
	Cracker Barrel Old Country Store, Inc.	1,750	36
*	Dollar Tree, Inc.	143,650	6,005
*	Exide Technologies	7,700	41
*	Fossil, Inc.	2,475	41
*	J. Crew Group, Inc.	3,050	37
*	Jack in the Box, Inc.	184,350	4,072
*	Jos. A. Bank Clothiers, Inc.	1,450	38
*	Life Time Fitness, Inc.	3,125	40
*	LKQ Corp.	342,150	3,989
*	Lumber Liquidators, Inc.	210,500	2,223
	The Men’s Wearhouse, Inc.	2,550	35
*	New Oriental Education & Technology Group, Inc., ADR	104,590	5,743
*	O’Reilly Automotive, Inc.	77,800	2,392
	PetSmart, Inc.	127,300	2,349
	Polaris Industries, Inc.	1,425	41
*	Retail Ventures, Inc.	11,925	41
	Sinclair Broadcast Group, Inc. - Class A	12,250	38
*	Skechers U.S.A., Inc. - Class A	3,125	40
	Snap-on, Inc.	34,000	1,339
	Sotheby’s	4,350	39
	Tempur-Pedic International, Inc.	6,500	46
*	True Religion Apparel, Inc.	120,350	1,497
	Tupperware Brands Corp.	1,775	40
*	The Warnaco Group, Inc.	1,825	36
*	Zumiez, Inc.	189,600	1,412

	Total		37,968

	Consumer Staples (3.4%)
*	AgFeed Industries, Inc.	16,825	27
	Alberto-Culver Co.	130,000	3,186
*	Central European Distribution Corp.	64,905	1,279
*	Darling International, Inc.	7,175	40
	Flowers Foods, Inc.	141,300	3,442

	Common Stocks (91.6%)	Shares/ $ Par	Value $ (000’s)
	Consumer Staples continued
*	TreeHouse Foods, Inc.	60,100	1,637

	Total		9,611

	Energy (5.9%)
*	Arena Resources, Inc.	119,400	3,354
*	ATP Oil & Gas Corp.	5,500	32
	Berry Petroleum Co.	4,875	37
*	Bill Barrett Corp.	1,875	40
*	Carrizo Oil & Gas, Inc.	95,025	1,530
*	Contango Oil & Gas Co.	40,300	2,269
	Crosstex Energy, Inc.	14,525	57
*	Dril-Quip, Inc.	2,100	43
	Energy XXI, Ltd.	53,300	42
*	EXCO Resources, Inc.	177,700	1,610
*	Gasco Energy, Inc.	53,400	21
	General Maritime Corp.	3,400	37
*	IHS, Inc. - Class A	48,633	1,820
*	ION Geophysical Corp.	311,575	1,069
*	McMoRan Exploration Co.	3,675	36
*	Oceaneering International, Inc.	46,800	1,364
*	Parker Drilling Co.	13,000	38
	Penn Virginia Corp.	1,425	37
*	PetroQuest Energy, Inc.	6,250	42
	Ship Finance International, Ltd.	3,300	36
*	Stone Energy Corp.	3,850	42
*	T-3 Energy Services, Inc.	75,462	712
*	Whiting Petroleum Corp.	73,200	2,449
*	Willbros Group, Inc.	4,525	38

	Total		16,755

	Financials (5.7%)
	Boston Private Financial Holdings, Inc.	408,850	2,797
	Digital Realty Trust, Inc.	98,150	3,224
*	Encore Bancshares, Inc.	58,509	644
*	FCStone Group, Inc.	7,825	35
	GFI Group, Inc.	11,625	41
*	Investment Technology Group, Inc.	114,450	2,600
*	KBW, Inc.	81,342	1,871
	MFA Mortgage Investments, Inc.	698,150	4,112
	optionsXpress Holdings, Inc.	3,075	41
*	Portfolio Recovery Associates, Inc.	25,250	854

	Total		16,219

	Health Care (15.8%)
*	Affymetrix, Inc.	14,150	42

	Common Stocks (91.6%)	Shares/ $ Par	Value $ (000’s)
	Health Care continued
*	Alkermes, Inc.	3,900	42
*	athenahealth, Inc.	95,200	3,582
*	BioMarin Pharmaceutical, Inc.	222,200	3,955
*	CardioNet, Inc.	96,200	2,371
*	Genoptix, Inc.	136,589	4,655
*	Illumina, Inc.	180,000	4,689
*	IPC The Hospitalist Co.	70,700	1,190
*	K-V Pharmaceutical Co. - Class A	7,200	21
*	Masimo Corp.	207,282	6,183
	Meridian Bioscience, Inc.	164,739	4,196
*	NuVasive, Inc.	74,816	2,592
*	PAREXEL International Corp.	4,325	42
*	Phase Forward, Inc.	199,218	2,494
*	Psychiatric Solutions, Inc.	168,644	4,697
*	Thoratec Corp.	107,245	3,484
*	United Therapeutics Corp.	13,450	841

	Total		45,076

	Industrials (19.1%)
*	AAR Corp.	2,250	41
	Actuant Corp.	2,375	45
	Acuity Brands, Inc.	1,125	39
*	Aerovironment, Inc.	57,300	2,109
*	Allegiant Travel Co.	28,000	1,360
*	Astec Industries, Inc.	38,550	1,208
*	Astronics Corp.	205,652	1,830
*	Axsys Technologies, Inc.	27,733	1,521
	Belden, Inc.	1,975	41
	Bucyrus International, Inc.	70,963	1,314
*	Chart Industries, Inc.	3,350	36
*	Cornell Cos., Inc.	240,800	4,477
*	Corrections Corp. of America	229,548	3,755
	Deluxe Corp.	2,475	37
	Eagle Bulk Shipping, Inc.	5,100	35
*	EMCOR Group, Inc.	1,850	42
*	Energy Recovery, Inc.	79,201	600
*	EnerSys	3,775	42
*	Flow International Corp.	18,900	46
*	Force Protection, Inc.	7,725	46
	Genco Shipping & Trading, Ltd.	2,550	38
*	GrafTech International, Ltd.	5,025	42
*	Hawaiian Holdings, Inc.	7,475	48
	Herman Miller, Inc.	2,800	37
*	Hexcel Corp.	4,675	35

The Accompanying Notes are an Integral Part of the Financial Statements.

52	Small Cap Growth Stock Portfolio

Small Cap Growth Stock Portfolio

	Common Stocks (91.6%)	Shares/ $ Par	Value $ (000’s)
	Industrials continued
*	Hill International, Inc.	105,200	741
*	Hub Group, Inc. - Class A	122,400	3,247
*	Huron Consulting Group, Inc.	71,350	4,086
*	ICF International, Inc.	133,300	3,275
	Kaydon Corp.	49,459	1,699
	Knight Transportation, Inc.	334,628	5,394
	Knoll, Inc.	4,250	38
*	Korn/Ferry International	3,275	37
*	Perini Corp.	1,750	41
*	Stanley, Inc.	119,700	4,336
*	TBS International, Ltd. - Class A	4,125	41
*	Team, Inc.	240,077	6,650
*	Titan Machinery, Inc.	203,200	2,857
*	TransDigm Group, Inc.	90,800	3,048

	Total		54,314

	Information Technology (20.4%)
*	Advanced Energy Industries, Inc.	244,417	2,432
*	Amkor Technology, Inc.	18,800	41
*	Atheros Communications, Inc.	126,950	1,817
*	Bankrate, Inc.	117,083	4,449
*	Blackboard, Inc.	50,631	1,328
*	comScore, Inc.	134,989	1,721
*	Comtech Telecommunications Corp.	30,250	1,386
*	Concur Technologies, Inc.	86,400	2,836
*	CyberSource Corp.	140,900	1,689
*	DG Fastchannel, Inc.	209,550	2,615
*	Diodes, Inc.	300,675	1,822
*	EarthLink, Inc.	5,800	39
*	F5 Networks, Inc.	130,250	2,977
*	Harmonic, Inc.	6,550	37
*	Infinera Corp.	4,375	39
*	j2 Global Communications, Inc.	63,350	1,270
*	Mellanox Technologies, Ltd.	216,901	1,705
*	Netlogic Microsystems, Inc.	174,703	3,845
*	NeuStar, Inc. - Class A	193,350	3,699
*	Novatel Wireless, Inc.	9,475	44
*	Omniture, Inc.	296,169	3,151
*	OmniVision Technologies, Inc.	7,700	40
*	PMC-Sierra, Inc.	8,225	40
*	Rubicon Technology, Inc.	128,300	547
*	Sigma Designs, Inc.	3,850	37
*	Skyworks Solutions, Inc.	7,100	39

	Common Stocks (91.6%)	Shares/ $ Par	Value $ (000’s)
	Information Technology continued
*	Switch and Data Facilities Co., Inc.	367,463	2,716
*	Synchronoss Technologies, Inc.	337,656	3,599
*	Take-Two Interactive Software, Inc.	4,550	34
*	TeleTech Holdings, Inc.	4,350	36
*	TiVo, Inc.	5,725	41
*	TriQuint Semiconductor, Inc.	895,850	3,082
*	VanceInfo Technologies, Inc., ADR	646,095	3,069
*	VistaPrint, Ltd.	188,436	3,507
*	Vocus, Inc.	120,350	2,192

	Total		57,921

	Materials (2.6%)
*	Apex Silver Mines, Ltd.	28,425	28
*	Calgon Carbon Corp.	229,450	3,524
*	Flotek Industries, Inc.	16,675	42
	Silgan Holdings, Inc.	80,779	3,862
*	W.R. Grace & Co.	6,675	40
	Worthington Industries, Inc.	3,125	35

	Total		7,531

	Other Holdings (2.5%)
	Financial Select Sector SPDR Fund	209,400	2,643
	iShares Nasdaq Biotechnology Index Fund	45,550	3,236
	SPDR Metals & Mining ETF	40,709	1,131

	Total		7,010

	Telecommunication Services (0.9%)
*	Centennial Communications Corp.	314,611	2,536

	Total		2,536

	Utilities (2.0%)
	ITC Holdings Corp.	132,250	5,777

	Total		5,777

	Total Common Stocks (Cost: $333,444)		260,718

	Short-Term Investments (7.4%)
	Aircraft (3.5%)
(k)	Textron, Inc., 6.25%, 1/12/09	10,000,000	9,981

	Total		9,981

	Energy (1.8%)

(b)	Sempra Global, 1.50%, 1/7/09	5,000,000	4,999

	Total		4,999

	Short-Term Investments (7.4%)	Shares/ $ Par	Value $ (000’s)
	Federal Government & Agencies (0.4%)
(b)	Federal National Mortgage Association, 0.20%, 3/30/09	1,500,000	1,499

	Total		1,499

	Personal Credit Institutions (1.7%)

	HSBC Finance Corp., 0.30%, 1/6/09	4,700,000	4,700

	Total		4,700

	Total Short-Term Investments (Cost: $21,179)		21,179

	Total Investments (99.0%) (Cost: $354,623)(a)		281,897

	Other Assets, Less Liabilities (1.0%)		2,724

	Net Assets (100.0%)		284,621

The Accompanying Notes are an Integral Part of the Financial Statements.

Small Cap Growth Stock Portfolio	53

Small Cap Growth Stock Portfolio

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2008 the aggregate cost of securities for federal tax purposes (in thousands) was $366,374 and the net unrealized depreciation of investments based on that cost was $84,477 which is comprised of $8,045 aggregate gross unrealized appreciation and $92,522 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
Russell 2000 Mini Index Future (Long) (Total Notional Value at December 31, 2008, $5,994)	125	3/09	$ 229

(j)	Swap agreements outstanding on December 31, 2008

Total Return Swaps

CounterParty	Reference	Payment Made by the Fund	Payment Received by the Fund	Expiration Date	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
JPMorgan Chase	Russell 2000 Growth Biotechnology Industry Index	3 Month USD- LIBOR -120 Bps	Russell 2000 Growth Biotechnology Industry Index Total Return	12/09	6,600	$ 782

(k)	Securities with an aggregate value of $9,981 (in thousands) have been pledged as collateral for swap contracts outstanding on December 31, 2008

The Accompanying Notes are an Integral Part of the Financial Statements.

54	Small Cap Growth Stock Portfolio

Index 600 Stock Portfolio

Objective:	Portfolio Strategy:	Net Assets:
The Portfolio’s investment objective is to achieve investment results that approximate the performance of the S&P SmallCap 600® Index’s performance.	Invest in the stocks included in the S&P SmallCap 600® Index in approximately the same proportion as each stock’s weighting in the Index.	$21 million

Portfolio Overview

Mason Street Advisors acts as the investment adviser for the Index 600 Stock Portfolio. The Portfolio seeks investment results that approximate the performance of the S&P SmallCap 600® Index. The Portfolio invests in a representative sample of stocks included in the S&P SmallCap 600® Index, and in total return swaps whose performance is related to the index. The Portfolio may also invest in exchange traded funds in an attempt to gain exposure to the market while awaiting the purchase of underlying securities. The Portfolio invests in stocks included in the S&P SmallCap 600® Index in proportion to their weightings in the Index, and may buy or sell securities after announced changes in the Index but before or after the effective date of the changes to attempt to achieve higher correlation with the Index. The Portfolio remains neutral relative to the benchmark in terms of economic sectors, market capitalization, and the growth and value styles of investing. The Portfolio will, to the extent feasible, remain fully invested.

Market Overview

Financial markets endured a brutal 2008, which saw the failure of a number of leading financial institutions, credit markets freeze up, and the U.S. government take a series of extraordinary steps to support the economy and financial system. Returns were negative across all market capitalization ranges, sectors, and investment styles. For all of 2008, returns for large-, medium- and small-sized companies were –37.00%, –36.23% and –31.07%, as measured by the S&P 500®, MidCap 400® and SmallCap 600® Stock Indices, respectively.

Small-cap stocks did better after lagging stocks of large- and mid-sized companies in 2007. In part that was because the fallout from the credit crisis was concentrated in large-cap Financial shares, removing a big drag on small-cap performance. Indeed, in the small-cap space Financials were among the five sectors to manage returns better than those of the Index as a whole (–28% versus –31%).

The other areas to hold up better than the Index were the traditionally defensive Utilities and Consumer Staples shares, which had returns of –7% and –14%, respectively. In addition, the more growth-oriented Industrial and Health Care sectors both managed returns of –28%.

At the other end of the spectrum, the poorest performers were generally those stocks facing worries about the drag on earnings from the U.S. recession. In that environment, Materials, Energy, Consumer Discretionary and Information Technology shares fell 49%, 46%, 43% and 41%, respectively. Finally, Telecommunication Services also had a sizable negative return, down 58%, though this represents the performance of only two stocks, which comprise a tiny fraction of the Index.

Portfolio Results

The Portfolio had a sharply negative return in the worst year for equities since the Great Depression. For the twelve months ended December 31, 2008, the Index 600 Stock Portfolio returned –31.30%, while the S&P SmallCap 600® Index returned –31.07%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) Portfolio performance slightly lagged the S&P SmallCap 600® Index due to transaction costs, administrative expenses, cash flow effects and the costs associated with the use of exchange traded funds and other derivative instruments used to achieve full replication. The average return for the Portfolio’s peer group, Small-Cap Core Funds, was –35.54% for the same period, according to Lipper Analytical Services, Inc., an independent mutual fund ranking agency. However, the Small-Cap Core Funds peer group is not strictly comparable to the Index 600 Stock Portfolio because many of the portfolios in the group are actively managed.

Outlook

After the unprecedented events of 2008, we have a somewhat hopeful outlook for 2009—we are hoping for the reemergence of a more rational, less volatile market environment where fundamentals and diversification matter once again. Unfortunately, the economic fundamentals remain challenging, though we think it is reasonable to expect some sort of recovery based on the massive government stimulus likely to come early in the new year. Diversification, too, is likely to matter again, as we see greater differentiation in returns across and within asset classes. We continue to believe in the potential benefit of investing in a fund based on a broad market index, such as the Index 600 Stock Portfolio, which provides exposure to both growth and value styles of investing, as well stocks of companies across the economy.

Index 600 Stock Portfolio	55

Index 600 Stock Portfolio

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2008
	1 Year	Since Inception*
Index 600 Stock Portfolio	-31.30%	-22.97%
S&P SmallCap 600 Index	-31.07%	-22.59%
Lipper Variable Insurance Products (VIP) Small Cap Core Funds Average	-35.54%	–%
*Inception date of 4/30/07

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.nmfn.com.

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separte account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

“Standard & Poor’s®”, “S&P®”, S&P SmallCap 600 and Standard & Poor’s SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by The Northwestern Mutual Life Insurance Company. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Portfolio.

Stocks of smaller or newer companies, such as those held in this Portfolio, are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative. Investing in small company stocks involves a greater degree of risk than investing in medium or large company stocks.

The Portfolio may use derivative instruments for hedging purposes as part of its investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Top 10 Equity Holdings 12/31/08

Security Description	% of Net Assets
iShares S&P SmallCap 600 Index Fund	3.6%
Piedmont Natural Gas Co., Inc.	0.6%
Itron, Inc.	0.5%
Atmos Energy Corp.	0.5%
Watson Wyatt Worldwide, Inc. - Class A	0.5%
Senior Housing Properties Trust	0.5%
Landstar System, Inc.	0.5%
Immucor, Inc.	0.5%
ProAssurance Corp.	0.4%
CLARCOR, Inc.	0.4%

Sector Allocation 12/31/08

Sector Allocation is based on equities.

Sector Allocation and Top 10 Holdings are subject to change.

56	Index 600 Stock Portfolio

Index 600 Stock Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2008

	Common Stocks (84.5%)	Shares/ $ Par	Value $ (000’s)
	Consumer Discretionary (10.4%)
*	4Kids Entertainment, Inc.	589	1
	A.H. Belo Corp. - Class A	876	2
	Aaron Rents, Inc.	2,781	74
	Arbitron, Inc.	1,384	18
	Arctic Cat, Inc.	622	3
*	Audiovox Corp. - Class A	966	5
	Bassett Furniture Industries, Inc.	607	2
	Big 5 Sporting Goods Corp.	1,124	6
*	Blue Nile, Inc.	760	19
	Brown Shoe Co., Inc.	2,208	19
	Brunswick Corp.	4,569	19
	The Buckle, Inc.	1,222	27
*	Buffalo Wild Wings, Inc.	930	24
*	Cabela’s, Inc.	2,047	12
*	California Pizza Kitchen, Inc.	1,280	14
*	Capella Education Co.	739	43
*	Carter’s, Inc.	2,929	56
	The Cato Corp. - Class A	1,542	23
*	CEC Entertainment, Inc.	1,181	29
*	Champion Enterprises, Inc.	4,058	2
*	Charlotte Russe Holding, Inc.	1,089	7
*	The Children’s Place Retail Stores, Inc.	1,258	27
	Christopher & Banks Corp.	1,847	10
	CKE Restaurants, Inc.	2,735	24
*	Coinstar, Inc.	1,473	29
	Cracker Barrel Old Country Store, Inc.	1,155	24
*	Crocs, Inc.	4,321	5
*	Deckers Outdoor Corp.	681	54
	DineEquity, Inc.	803	9
*	The Dress Barn, Inc.	2,360	25
*	Drew Industries, Inc.	1,021	12
	The E.W. Scripps Co. - Class A	1,534	3
	Ethan Allen Interiors, Inc.	1,497	22
	The Finish Line, Inc. - Class A	2,861	16
*	Fossil, Inc.	2,365	40
	Fred’s, Inc. - Class A	2,083	22
*	Genesco, Inc.	1,000	17
	Group 1 Automotive, Inc.	1,214	13
*	The Gymboree Corp.	1,513	39
	Haverty Furniture Cos., Inc.	967	9
*	Hibbett Sports, Inc.	1,485	23
	Hillenbrand, Inc.	3,256	54
*	Hot Topic, Inc.	2,283	21
*	HSN, Inc.	2,035	15

	Common Stocks (84.5%)	Shares/ $ Par	Value $ (000’s)
	Consumer Discretionary continued
*	Iconix Brand Group, Inc.	3,015	29
*	Interval Leisure Group, Inc.	2,035	11
*	Jack in the Box, Inc.	2,958	65
*	JAKKS Pacific, Inc.	1,431	30
*	Jo-Ann Stores, Inc.	1,324	21
*	Jos. A. Bank Clothiers, Inc.	948	25
	K-Swiss, Inc. - Class A	1,398	16
	Landry’s Restaurants, Inc.	648	8
	La-Z-Boy, Inc.	2,706	6
	Lithia Motors, Inc. - Class A	857	3
*	Live Nation, Inc.	3,952	23
	Liz Claiborne, Inc.	4,940	13
	M/I Homes, Inc.	731	8
*	Maidenform Brands, Inc.	974	10
	The Marcus Corp.	1,100	18
*	MarineMax, Inc.	961	3
	The Men’s Wearhouse, Inc.	2,693	36
*	Meritage Homes Corp.	1,601	19
*	Midas, Inc.	732	8
*	Monarch Casino & Resort, Inc.	597	7
	Movado Group, Inc.	937	9
*	Multimedia Games, Inc.	1,207	3
	National Presto Industries, Inc.	250	19
*	Nautilus, Inc.	1,202	3
	NutriSystem, Inc.	1,542	23
	O’Charley’s, Inc.	1,110	2
	OfficeMax, Inc.	3,961	30
	Oxford Industries, Inc.	711	6
*	P.F. Chang’s China Bistro, Inc.	1,240	26
*	Panera Bread Co. - Class A	1,589	83
*	Papa John’s International, Inc.	1,129	21
*	Peet’s Coffee & Tea, Inc.	623	14
	The Pep Boys - Manny, Moe & Jack	2,311	10
*	Perry Ellis International, Inc.	617	4
*	PetMed Express, Inc.	1,236	22
*	Pinnacle Entertainment, Inc.	3,128	24
	Polaris Industries, Inc.	1,694	49
	Pool Corp.	2,498	45
*	Pre-Paid Legal Services, Inc.	401	15
*	Quiksilver, Inc.	6,624	12
*	RC2 Corp.	897	10

	Common Stocks (84.5%)	Shares/ $ Par	Value $ (000’s)
	Consumer Discretionary continued
*	Red Robin Gourmet Burgers, Inc.	806	14
	Ruby Tuesday, Inc.	2,753	4
*	Russ Berrie and Co., Inc.	837	2
*	Ruth’s Hospitality Group, Inc.	1,008	1
*	Shuffle Master, Inc.	2,897	14
*	Skechers U.S.A., Inc. - Class A	1,734	22
	Skyline Corp.	355	7
	Sonic Automotive, Inc. - Class A	1,463	6
*	Sonic Corp.	3,147	38
	Spartan Motors, Inc.	1,706	8
	Stage Stores, Inc.	2,018	17
*	Stamps.com, Inc.	742	7
	Standard Motor Products, Inc.	595	2
*	Standard Pacific Corp.	6,005	11
*	The Steak n Shake Co.	1,492	9
	Stein Mart, Inc.	1,263	1
*	Sturm, Ruger & Co., Inc.	1,015	6
	Superior Industries International, Inc.	1,210	13
*	Texas Roadhouse, Inc. - Class A	2,743	21
*	Ticketmaster Entertainment, Inc.	2,035	13
*	Tractor Supply Co.	1,672	60
*	True Religion Apparel, Inc.	954	12
*	Tuesday Morning Corp.	1,570	3
*	Tween Brands, Inc.	1,292	6
	UniFirst Corp.	746	22
*	Universal Electronics, Inc.	726	12
*	Universal Technical Institute, Inc.	1,125	19
*	Volcom, Inc.	826	9
	Winnebago Industries, Inc.	1,516	9
*	WMS Industries, Inc.	2,616	70
	Wolverine World Wide, Inc.	2,555	54
*	Zale Corp.	1,663	6
*	Zumiez, Inc.	1,043	8

	Total		2,213

	Consumer Staples (2.9%)
*	Alliance One International, Inc.	4,636	14
	The Andersons, Inc.	944	15
*	The Boston Beer Co., Inc. - Class A	520	15
	Cal-Maine Foods, Inc.	656	19
	Casey’s General Stores, Inc.	2,648	60

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 600 Stock Portfolio	57

Index 600 Stock Portfolio

	Common Stocks (84.5%)	Shares/ $ Par	Value $ (000’s)
	Consumer Staples continued
*	Central Garden & Pet Co. - Class A	3,710	22
*	Chattem, Inc.	979	70
*	Darling International, Inc.	4,269	23
	Diamond Foods, Inc.	849	17
*	The Great Atlantic & Pacific Tea Co., Inc.	1,575	10
*	Green Mountain Coffee Roasters, Inc.	910	35
*	The Hain Celestial Group, Inc.	2,095	40
	J & J Snack Foods Corp.	741	27
	Lance, Inc.	1,642	38
	Mannatech, Inc.	814	2
	Nash Finch Co.	667	30
	Sanderson Farms, Inc.	910	31
	Spartan Stores, Inc.	1,152	27
*	TreeHouse Foods, Inc.	1,640	45
*	United Natural Foods, Inc.	2,236	40
	WD-40 Co.	858	24

	Total		604

	Energy (3.5%)
*	Atwood Oceanics, Inc.	2,906	44
*	Basic Energy Services, Inc.	1,207	16
*	Bristow Group, Inc.	1,517	41
	CARBO Ceramics, Inc.	1,065	38
*	Dril-Quip, Inc.	1,593	33
	Gulf Island Fabrication, Inc.	745	11
	Holly Corp.	2,125	39
*	Hornbeck Offshore Services, Inc.	1,200	20
*	ION Geophysical Corp.	4,480	15
	Lufkin Industries, Inc.	776	27
*	Matrix Service Co.	1,359	10
*	NATCO Group, Inc. - Class A	1,053	16
*	Oil States International, Inc.	2,597	48
	Penn Virginia Corp.	2,182	57
*	Petroleum Development Corp.	775	19
*	PetroQuest Energy, Inc.	2,263	15
*	Pioneer Drilling Co.	2,597	14
*	SEACOR Holdings, Inc.	1,087	72
	St. Mary Land & Exploration Co.	3,243	66
*	Stone Energy Corp.	1,802	20
*	Superior Well Services, Inc.	861	9
*	Swift Energy Co.	1,609	27
*	TETRA Technologies, Inc.	3,901	19
	World Fuel Services Corp.	1,526	56

	Total		732

	Financials (17.0%)
	Acadia Realty Trust	1,687	24

	Common Stocks (84.5%)	Shares/ $ Par	Value $ (000’s)
	Financials continued
	American Physicians Capital, Inc.	351	17
*	Amerisafe, Inc.	956	20
	Anchor BanCorp Wisconsin, Inc.	941	3
	Bank Mutual Corp.	2,515	29
	BankAtlantic Bancorp, Inc. - Class A	409	2
	BioMed Realty Trust, Inc.	4,132	48
	Boston Private Financial Holdings, Inc.	3,325	23
	Brookline Bancorp, Inc.	3,045	32
	Cascade Bancorp	1,464	10
	Cash America International, Inc.	1,516	42
	Cedar Shopping Centers, Inc.	2,320	16
	Central Pacific Financial Corp.	1,498	15
	Colonial Properties Trust	2,498	21
	Columbia Banking System, Inc.	947	11
	Community Bank System, Inc.	1,676	41
	Corus Bankshares, Inc.	1,625	2
	Delphi Financial Group, Inc. - Class A	2,152	40
	DiamondRock Hospitality Co.	4,808	24
	Dime Community Bancshares	1,373	18
	East West Bancorp, Inc.	3,310	53
	EastGroup Properties, Inc.	1,307	47
	Entertainment Properties Trust	1,714	51
	Extra Space Storage, Inc.	4,274	44
	Financial Federal Corp.	1,331	31
	First BanCorp	3,957	44
*	First Cash Financial Services, Inc.	1,342	26
	First Commonwealth Financial Corp.	3,823	47
	First Financial Bancorp.	1,662	21
	First Financial Bankshares, Inc.	1,085	60
	First Midwest Bancorp, Inc.	2,534	51
*	Flagstar Bancorp, Inc.	3,053	2
*	Forestar Group, Inc.	1,861	18
	Franklin Street Properties Corp.	3,130	46
	Frontier Financial Corp.	2,452	11
	Glacier Bancorp, Inc.	3,103	59
	Greenhill & Co., Inc.	913	64
*	Guaranty Financial Group, Inc.	5,681	15
	Hancock Holding Co.	1,229	56
	Hanmi Financial Corp.	1,939	4
	Home BancShares, Inc.	692	19
	Home Properties, Inc.	1,665	68

	Common Stocks (84.5%)	Shares/ $ Par	Value $ (000’s)
	Financials continued
	Independent Bank Corp.	996	2
	Independent Bank Corp./Rockland Trust Co.	819	21
	Infinity Property & Casualty Corp.	747	35
	Inland Real Estate Corp.	3,001	39
*	Investment Technology Group, Inc.	2,273	52
*	Irwin Financial Corp.	944	1
	Kilroy Realty Corp.	1,703	57
	Kite Realty Group Trust	1,769	10
*	LaBranche & Co., Inc.	2,813	14
	LaSalle Hotel Properties	2,110	23
	Lexington Realty Trust	3,453	17
	LTC Properties, Inc.	1,205	24
	Medical Properties Trust, Inc.	3,460	22
	Mid-America Apartment Communities, Inc.	1,434	53
	Nara Bancorp, Inc.	1,162	11
	National Financial Partners Corp.	2,071	6
	National Penn Bancshares, Inc.	4,155	60
	National Retail Properties, Inc.	4,088	70
*	The Navigators Group, Inc.	692	38
	Old National Bancorp	3,452	63
	optionsXpress Holdings, Inc.	2,224	30
	Parkway Properties, Inc.	798	14
	Pennsylvania Real Estate Investment Trust	2,075	15
*	Piper Jaffray Cos., Inc.	823	33
*	Portfolio Recovery Associates, Inc.	801	27
	Post Properties, Inc.	2,302	38
	Presidential Life Corp.	1,126	11
	PrivateBancorp, Inc.	1,426	46
*	ProAssurance Corp.	1,747	92
	Prosperity Bancshares, Inc.	2,138	63
	Provident Bankshares Corp.	1,730	17
	PS Business Parks, Inc.	778	35
*	Rewards Network, Inc.	1,408	4
	RLI Corp.	924	57
	S&T Bancorp, Inc.	1,223	43
	Safety Insurance Group, Inc.	850	32
	Selective Insurance Group, Inc.	2,748	63
	Senior Housing Properties Trust	5,972	107
*	Signature Bank	1,798	52
	The South Financial Group, Inc.	3,799	16
	Sovran Self Storage, Inc.	1,145	41
	Sterling Bancorp	938	13
	Sterling Bancshares, Inc.	3,817	23

The Accompanying Notes are an Integral Part of the Financial Statements.

58	Index 600 Stock Portfolio

Index 600 Stock Portfolio

	Common Stocks (84.5%)	Shares/ $ Par	Value $ (000’s)
	Financials continued

	Sterling Financial Corp.	2,716	24
	Stewart Information Services Corp.	946	22
*	Stifel Financial Corp.	1,309	60
	Susquehanna Bancshares, Inc.	4,488	71
	SWS Group, Inc.	1,431	27
	Tanger Factory Outlet Centers, Inc.	1,649	62
	Tompkins Financial Corp.	348	20
	Tower Group, Inc.	1,058	30
*	TradeStation Group, Inc.	1,678	11
	TrustCo Bank Corp. NY	3,956	38
	UCBH Holdings, Inc.	5,762	40
	UMB Financial Corp.	1,537	76
	Umpqua Holdings Corp.	3,134	45
	United Bankshares, Inc.	1,964	65
	United Community Banks, Inc.	2,120	29
	United Fire & Casualty Co.	1,174	37
	Urstadt Biddle Properties, Inc.	1,111	18
	Whitney Holding Corp.	3,511	56
	Wilshire Bancorp, Inc.	1,012	9
	Wintrust Financial Corp.	1,233	25
*	World Acceptance Corp.	854	17
	Zenith National Insurance Corp.	1,943	61

	Total		3,608

	Health Care (11.1%)

*	Abaxis, Inc.	1,136	18
*	Air Methods Corp.	561	9
*	Amedisys, Inc.	1,398	58
*	American Medical Systems Holdings, Inc.	3,811	34
*	AMERIGROUP Corp.	2,767	82
*	AMN Healthcare Services, Inc.	1,760	15
*	AmSurg Corp.	1,650	39
	Analogic Corp.	699	19
*	ArQule, Inc.	1,470	6
*	ArthroCare Corp.	1,389	7
*	Cambrex Corp.	1,521	7
*	Catalyst Health Solutions, Inc.	1,984	48
*	Centene Corp.	2,255	44
	Chemed Corp.	1,195	48
*	CONMED Corp.	1,500	36
	The Cooper Cos., Inc.	2,347	38
*	CorVel Corp.	424	9
*	Cross Country Healthcare, Inc.	1,600	14
*	CryoLife, Inc.	1,461	14
*	Cubist Pharmaceuticals, Inc.	2,951	71
*	Cyberonics, Inc.	1,212	20
	Datascope Corp.	682	36
*	Dionex Corp.	944	42

	Common Stocks (84.5%)	Shares/ $ Par	Value $ (000’s)
	Health Care continued

*	Eclipsys Corp.	2,836	40
*	Enzo Biochem, Inc.	1,688	8
*	Gentiva Health Services, Inc.	1,493	44
*	Greatbatch, Inc.	1,193	32
*	Haemonetics Corp.	1,325	75
*	Healthspring, Inc.	2,594	52
*	Healthways, Inc.	1,752	20
*	HMS Holdings Corp.	1,307	41
*	ICU Medical, Inc.	656	22
*	Immucor, Inc.	3,661	97
*	Integra LifeSciences Holdings	1,016	36
	Invacare Corp.	1,672	26
*	inVentiv Health, Inc.	1,732	20
*	Kendle International, Inc.	691	18
*	Kensey Nash Corp.	607	12
	Landauer, Inc.	485	36
	LCA-Vision, Inc.	967	4
*	LHC Group, Inc.	773	28
*	Magellan Health Services, Inc.	2,119	83
*	Martek Biosciences Corp.	1,727	52
*	MedCath Corp.	1,021	11
	Mentor Corp.	1,762	55
	Meridian Bioscience, Inc.	2,098	53
*	Merit Medical Systems, Inc.	1,454	26
*	Molina Healthcare, Inc.	745	13
*	MWI Veterinary Supply, Inc.	629	17
*	Natus Medical, Inc.	1,449	19
*	Noven Pharmaceuticals, Inc.	1,299	14
*	Odyssey HealthCare, Inc.	1,711	16
*	Omnicell, Inc.	1,620	20
*	Osteotech, Inc.	885	2
	Owens & Minor, Inc.	2,156	81
*	Palomar Medical Technologies, Inc.	941	11
*	Par Pharmaceutical Cos., Inc.	1,801	24
*	PAREXEL International Corp.	2,878	28
*	Pediatrix Medical Group, Inc.	2,378	75
*	PharMerica Corp.	1,587	25
*	Phase Forward, Inc.	2,232	28
*	PSS World Medical, Inc.	3,245	61
*	Regeneron Pharmaceuticals, Inc.	3,266	60
*	RehabCare Group, Inc.	941	14
*	Res-Care, Inc.	1,334	20
*	Salix Pharmaceuticals, Ltd.	2,506	22
*	Savient Pharmaceuticals, Inc.	2,465	14
*	SurModics, Inc.	792	20
*	Symmetry Medical, Inc.	1,867	15
*	Theragenics Corp.	1,653	2

	Common Stocks (84.5%)	Shares/ $ Par	Value $ (000’s)
	Health Care continued

*	ViroPharma, Inc.	4,029	52
	West Pharmaceutical Services, Inc.	1,696	64
*	Zoll Medical Corp.	1,097	21

	Total		2,343

	Industrials (15.4%)

	A.O. Smith Corp.	1,177	35
*	AAR Corp.	2,021	37
	ABM Industries, Inc.	2,305	44
	Actuant Corp.	2,581	49
	Acuity Brands, Inc.	2,121	74
	Administaff, Inc.	1,182	26
	Albany International Corp. - Class A	1,385	18
	Apogee Enterprises, Inc.	1,502	16
	Applied Industrial Technologies, Inc.	1,898	36
	Applied Signal Technology, Inc.	665	12
	Arkansas Best Corp.	1,319	40
*	Astec Industries, Inc.	1,027	32
*	ATC Technology Corp.	1,096	16
*	Axsys Technologies, Inc.	479	26
	Baldor Electric Co.	2,410	43
	Barnes Group, Inc.	2,271	33
	Belden, Inc.	2,425	51
	Bowne & Co., Inc.	1,406	8
	Brady Corp. - Class A	2,809	67
	Briggs & Stratton Corp.	2,598	46
*	C&D Technologies, Inc.	1,342	4
	Cascade Corp.	442	13
	CDI Corp.	670	9
*	Ceradyne, Inc.	1,370	28
	CIRCOR International, Inc.	829	23
	CLARCOR, Inc.	2,647	88
*	Consolidated Graphics, Inc.	581	13
	Cubic Corp.	809	22
	Curtiss-Wright Corp.	2,342	78
*	EMCOR Group, Inc.	3,409	76
*	EnPro Industries, Inc.	1,044	22
*	Esterline Technologies Corp.	1,546	59
	Forward Air Corp.	1,508	37
	G & K Services, Inc. - Class A	986	20
*	Gardner Denver, Inc.	2,776	65
*	GenCorp, Inc.	2,536	9
*	The GEO Group, Inc.	2,665	48
	Gibraltar Industries, Inc.	1,406	17
*	Griffon Corp.	2,147	20
	Healthcare Services Group, Inc.	2,240	36
	Heartland Express, Inc.	2,909	46
	Heidrick & Struggles International, Inc.	859	18
*	Hub Group, Inc. - Class A	1,964	52
*	II-VI, Inc.	1,279	24

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 600 Stock Portfolio	59

Index 600 Stock Portfolio

	Common Stocks (84.5%)	Shares/ $ Par	Value $ (000’s)
	Industrials continued
*	Insituform Technologies, Inc. - Class A	1,457	29
	Interface, Inc. - Class A	2,942	14
	John Bean Technologies Corp.	1,437	12
	Kaman Corp.	1,324	24
	Kaydon Corp.	1,787	61
*	Kirby Corp.	2,819	77
	Knight Transportation, Inc.	3,039	49
	Landstar System, Inc.	2,762	106
	Lawson Products, Inc.	218	5
	Lennox International, Inc.	2,445	79
	Lindsay Corp.	633	20
*	Lydall, Inc.	868	5
*	Magnetek, Inc.	1,597	4
*	Mobile Mini, Inc.	1,818	26
*	Moog, Inc. - Class A	2,226	81
	Mueller Industries, Inc.	1,937	49
*	NCI Building Systems, Inc.	1,029	17
*	Old Dominion Freight Line, Inc.	1,439	41
*	On Assignment, Inc.	1,850	10
*	Orbital Sciences Corp.	3,058	60
	Quanex Building Products Corp.	1,964	18
	Regal-Beloit Corp.	1,680	64
	Robbins & Myers, Inc.	1,806	29
*	School Specialty, Inc.	833	16
	Simpson Manufacturing Co., Inc.	1,952	54
	SkyWest, Inc.	2,974	55
*	Spherion Corp.	2,754	6
	The Standard Register Co.	660	6
	Standex International Corp.	652	13
*	Sykes Enterprises, Inc.	1,742	33
*	Teledyne Technologies, Inc.	1,861	83
*	Tetra Tech, Inc.	3,101	75
	The Toro Co.	1,852	61
	Tredegar Corp.	1,001	18
	Triumph Group, Inc.	855	36
*	TrueBlue, Inc.	2,263	22
*	United Stationers, Inc.	1,220	41
	Universal Forest Products, Inc.	872	23
	Valmont Industries, Inc.	913	56
	Viad Corp.	1,094	27
	Vicor Corp.	1,022	7
*	Volt Information Sciences, Inc.	666	5
	Wabash National Corp.	1,603	7
	Watsco, Inc.	1,478	57
	Watson Wyatt Worldwide, Inc. - Class A	2,256	108
	Watts Water Technologies, Inc. - Class A	1,522	38

	Total		3,263

	Common Stocks (84.5%)	Shares/ $ Par	Value $ (000’s)
	Information Technology (12.8%)
*	Actel Corp.	1,344	16
*	Adaptec, Inc.	6,282	21
*	Advanced Energy Industries, Inc.	1,700	17
	Agilysys, Inc.	1,187	5
*	Anixter International, Inc.	1,558	47
*	Arris Group, Inc.	6,403	51
*	ATMI, Inc.	1,630	25
*	Avid Technology, Inc.	1,585	17
*	Axcelis Technologies, Inc.	5,374	3
*	Bankrate, Inc.	724	27
	Bel Fuse, Inc. - Class B	615	13
*	Benchmark Electronics, Inc.	3,469	44
	Black Box Corp.	914	24
	Blackbaud, Inc.	2,273	31
*	Blue Coat Systems, Inc.	2,032	17
*	Brightpoint, Inc.	2,682	12
*	Brooks Automation, Inc.	3,317	19
*	Cabot Microelectronics Corp.	1,213	32
*	CACI International, Inc. - Class A	1,579	71
*	Catapult Communications Corp.	450	3
*	Checkpoint Systems, Inc.	2,015	20
*	CIBER, Inc.	2,781	13
	Cognex Corp.	2,063	30
	Cohu, Inc.	1,211	15
*	Comtech Telecommunications Corp.	1,265	58
*	Concur Technologies, Inc.	2,241	73
*	CSG Systems International, Inc.	1,823	32
	CTS Corp.	1,758	10
*	CyberSource Corp.	3,624	43
*	Cymer, Inc.	1,546	34
*	Cypress Semiconductor Corp.	7,907	35
	Daktronics, Inc.	1,772	17
*	DealerTrack Holdings, Inc.	2,125	25
*	Digi International, Inc.	1,338	11
*	Diodes, Inc.	1,683	10
*	DSP Group, Inc.	1,447	12
*	Electro Scientific Industries, Inc.	1,410	10
*	EMS Technologies, Inc.	817	21
*	Epicor Software Corp.	3,107	15
*	EPIQ Systems, Inc.	1,852	31
*	Exar Corp.	2,228	15
*	FARO Technologies, Inc.	871	15
*	FEI Co.	1,917	36
*	Forrester Research, Inc.	806	23
*	Gerber Scientific, Inc.	1,244	6
	Gevity HR, Inc.	1,178	2
*	Harmonic, Inc.	4,943	28
	Heartland Payment Systems, Inc.	1,272	22

	Common Stocks (84.5%)	Shares/ $ Par	Value $ (000’s)
	Information Technology continued
*	Hittite Microwave Corp.	1,001	29
*	Hutchinson Technology, Inc.	1,196	4
*	Informatica Corp.	4,643	64
	InfoSpace, Inc.	1,802	14
*	Insight Enterprises, Inc.	2,376	16
*	Integral Systems, Inc.	893	11
*	Intermec, Inc.	2,549	34
*	Interwoven, Inc.	2,404	30
*	Intevac, Inc.	1,137	6
*	Itron, Inc.	1,789	114
*	j2 Global Communications, Inc.	2,285	46
*	JDA Software Group, Inc.	1,419	19
	Keithley Insturments, Inc.	714	3
*	The Knot, Inc.	1,490	12
*	Kopin Corp.	3,533	7
*	Kulicke and Soffa Industries, Inc.	2,797	5
*	Littelfuse, Inc.	1,131	19
*	LoJack Corp.	905	4
*	Manhattan Associates, Inc.	1,279	20
	MAXIMUS, Inc.	973	34
*	Mercury Computer Systems, Inc.	1,186	7
	Methode Electronics, Inc.	1,986	13
	Micrel, Inc.	2,573	19
*	MICROS Systems, Inc.	4,209	69
*	Microsemi Corp.	4,136	52
*	MKS Instruments, Inc.	2,566	38
	MTS Systems Corp.	885	24
*	NETGEAR, Inc.	1,848	21
*	Network Equipment Technologies, Inc.	1,507	4
*	Newport Corp.	1,883	13
*	Novatel Wireless, Inc.	1,653	8
	Park Electrochemical Corp.	1,067	20
	PC-Tel, Inc.	1,001	7
*	Perficient, Inc.	1,678	8
*	Pericom Semiconductor Corp.	1,321	7
*	Phoenix Technologies, Ltd.	1,462	5
*	Plexus Corp.	2,047	35
*	Progress Software Corp.	2,147	41
	Quality Systems, Inc.	927	40
*	Radiant Systems, Inc.	1,436	5
*	RadiSys Corp.	1,179	6
*	Rogers Corp.	937	26
*	Rudolph Technologies, Inc.	1,598	6
*	ScanSource, Inc.	1,374	26
*	Skyworks Solutions, Inc.	8,603	48
*	Smith Micro Software, Inc.	1,452	8
*	Sonic Solutions	1,320	2
*	SPSS, Inc.	945	25
*	Standard Microsystems Corp.	1,161	19

The Accompanying Notes are an Integral Part of the Financial Statements.

60	Index 600 Stock Portfolio

Index 600 Stock Portfolio

	Common Stocks (84.5%)	Shares/ $ Par	Value $ (000’s)
	Information Technology continued
*	StarTek, Inc.	573	3
*	Stratasys, Inc.	1,096	12
*	Supertex, Inc.	670	16
*	Symmetricom, Inc.	2,344	9
*	Synaptics, Inc.	1,757	29
*	SYNNEX Corp.	969	11
*	Take-Two Interactive Software, Inc.	4,048	31
*	Taleo Corp. - Class A	1,597	12
	Technitrol, Inc.	2,138	7
*	Tekelec	3,434	46
*	THQ, Inc.	3,481	15
*	Tollgrade Communications, Inc.	693	3
*	TriQuint Semiconductor, Inc.	7,548	26
*	TTM Technologies, Inc.	2,233	12
*	Tyler Technologies, Inc.	1,535	18
*	Ultratech, Inc.	1,225	15
	United Online, Inc.	4,237	26
*	Varian Semiconductor Equipment Associates, Inc.	3,788	69
*	Veeco Instruments, Inc.	1,678	11
*	ViaSat, Inc.	1,410	34
*	Websense, Inc.	2,350	35
*	Wright Express Corp.	2,024	25

	Total		2,715

	Materials (3.1%)
	A. Schulman, Inc.	1,380	23
	A.M. Castle & Co.	870	9
	AMCOL International Corp.	1,173	25
	Arch Chemicals, Inc.	1,297	34
	Balchem Corp.	948	24
*	Brush Engineered Materials, Inc.	1,064	13
*	Buckeye Technologies, Inc.	2,043	7
*	Calgon Carbon Corp.	2,820	43
*	Century Aluminum Co.	1,919	19
*	Clearwater Paper Corp.	572	5
	Deltic Timber Corp.	553	25
	Eagle Materials, Inc.	2,271	42
	Georgia Gulf Corp.	1,564	2
	H.B. Fuller Co.	2,526	41
*	Headwaters, Inc.	2,190	15
	Myers Industries, Inc.	1,470	12
	Neenah Paper, Inc.	761	7
	NewMarket Corp.	655	23
	Olympic Steel, Inc.	470	10

	Common Stocks (84.5%)	Shares/ $ Par	Value $ (000’s)
	Materials continued
*	OM Group, Inc.	1,589	34
	Penford Corp.	587	6
*	PolyOne Corp.	4,867	15
	Quaker Chemical Corp.	554	9
	Rock-Tenn Co. - Class A	1,991	68
*	RTI International Metals, Inc.	1,200	17
	Schweitzer-Mauduit International, Inc.	817	16
	Stepan Co.	371	17
	Texas Industries, Inc.	1,436	50
	Wausau Paper Corp.	2,545	29
	Zep, Inc.	1,092	21

	Total		661

	Other Holdings (3.6%)
	iShares S&P SmallCap 600 Index Fund	17,434	767

	Total		767

	Telecommunication Services (0.2%)
	FairPoint Communications, Inc.	4,643	15
*	General Communication, Inc. - Class A	2,303	19

	Total		34

	Utilities (4.5%)
	ALLETE, Inc.	1,357	44
	American States Water Co.	900	30
	Atmos Energy Corp.	4,727	112
	Avista Corp.	2,790	54
	Central Vermont Public Service Corp.	602	14
	CH Energy Group, Inc.	823	42
	Cleco Corp.	3,129	72
*	El Paso Electric Co.	2,338	42
	The Laclede Group, Inc.	1,146	54
	New Jersey Resources Corp.	2,192	86
	Northwest Natural Gas Co.	1,379	61
	Piedmont Natural Gas Co., Inc.	3,822	121
	South Jersey Industries, Inc.	1,551	62
	Southwest Gas Corp.	2,271	57
	UIL Holdings Corp.	1,317	40
	Unisource Energy Corp.	1,851	54

	Total		945

	Total Common Stocks (Cost: $26,588)		17,885

	Short-Term Investments (3.3%)	Shares/ $ Par	Value $ (000’s)
	Federal Government & Agencies (3.3%)
(k)	Federal Home Loan Bank, 0.38%, 1/15/09	700,000	700

	Total		700

	Total Short-Term Investments (Cost: $700)		700

	Total Investments (87.8%) (Cost: $27,288)(a)		18,585

	Other Assets, Less Liabilities (12.2%)		2,589

	Net Assets (100.0%)		21,174

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 600 Stock Portfolio	61

Index 600 Stock Portfolio

*	Non-Income Producing

(a)	At December 31, 2008 the aggregate cost of securities for federal tax purposes (in thousands) was $27,599 and the net unrealized depreciation of investments based on that cost was $9,014 which is comprised of $333 aggregate gross unrealized appreciation and $9,347 aggregate gross unrealized depreciation.

(j)	Swap agreements outstanding on December 31, 2008

Total Return Swaps

CounterParty	Reference	Payment Made by the Fund	Payment Received by the Fund	Expiration Date	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
JPMorgan Chase Bank	S&P SmallCap 600 Index	1-Month USD LIBOR -30 Basis Points	S&P SmallCap 600 Index Total Return	5/09	3,336	$ 101

(k)	Securities with an aggregate value of $700 (in thousands) have been pledged as collateral for swap contracts outstanding on December 31, 2008

The Accompanying Notes are an Integral Part of the Financial Statements.

62	Index 600 Stock Portfolio

Small Cap Value Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invest primarily in small companies whose common stocks are believed to be undervalued.	$241 million

Portfolio Overview

Mason Street Advisors, the investment adviser for the Small Cap Value Portfolio, has engaged T. Rowe Price Associates, Inc. to act as sub-adviser for the Portfolio. The Portfolio invests in the common stocks of companies that have market capitalizations in the range of the S&P SmallCap 600® Index and whose current stock prices do not appear to reflect their underlying value. Value is defined broadly, with consideration given to stock price relative to long-term growth prospects and business franchises, in addition to typical value measures such as assets, current earnings and cash flow. The major emphasis is on selection of individual stocks, with secondary consideration given to industry weightings in order to keep the Portfolio broadly diversified among economic sectors.

Market Overview

Financial markets endured a brutal 2008, which saw the failure of a number of leading financial institutions, credit markets freeze up and the U.S. government take a series of extraordinary steps to support the economy and financial system. The crisis was a result of the ongoing sub-prime mortgage meltdown, which spread rapidly through the domestic financial sector and into virtually every segment of global financial markets. For all of 2008, returns for large-, medium- and small-sized companies were –37.60%, –41.46% and –33.79%, as measured by the Russell 1000, Russell MidCap and Russell 2000 Stock Indices, respectively. No sector in the market provided positive returns, while value-oriented shares held up better than growth stocks, as measured by the Russell style indices.

Portfolio Results

For the twelve months ended December 31, 2008, the Small Cap Value Portfolio returned –28.13%. By comparison, the Russell 2000 Value Index returned –28.92%. (The Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The Portfolio’s Small-Cap Value Funds peer group had an average return of –32.92%, according to Lipper Analytical Services, Inc., an independent mutual fund ranking agency.

The Portfolio’s absolute return reflected the unprecedented turmoil affecting the economy and financial markets in what was the worst year for stocks since the Great Depression. However, the Portfolio outperformed the Russell 2000 Value Index for the twelve-month period. The Consumer Discretionary, Health Care and Industrials and Business Services sectors contributed the most to the Portfolio’s outperformance of the Index. Financials and Energy were the notable detractors.

The Consumer Discretionary sector was by far the largest contributor to results versus the Index. Two companies stood out as top performers—Aaron Rents and Corinthian Colleges. Aaron Rents thrived despite economic weakness as consumers unable to buy goods on credit turned to renting big-ticket items like home furnishings. Corinthian Colleges, a post-secondary education provider, benefited from increased enrollment as rising unemployment prompted workers to return to school seeking to bolster their résumés.

Results relative to the Index in Health Care and Industrials were more subdued but still significant sources of outperformance. In Health Care, the Portfolio benefited from our selection of holdings. Two biotechnology investments were top contributors—Myriad Genetics and Landauer. Myriad Genetics’ announcement that it would spin off its drug development business was viewed favorably by investors. Landauer, a provider of analytical services, was helped by an increase in international business. In Industrials, the Portfolio was aided by a significantly overweight position and stock selection. Beacon Roofing Supply, a distributor of roofing materials, and Genesee & Wyoming, an operator of regional freight railroads, were standout performers.

An underweight position and stock selection in the Financials sector hampered results versus the Index. SVB Financial Group, a regional bank with little exposure to housing debt, had been holding up well but began to struggle as the credit crisis spread throughout the economy. Two other notable detractors were hotel real estate investment trusts (REITs) that faced challenges including a difficult real estate market, muted consumer spending, and investors’ diminished confidence in real estate values.

By year-end, oil prices had dropped precipitously from the historic high reached during the summer and the Energy sector of the Index ended the year down nearly 50%. In such an environment, the Portfolio’s overweight position was unfavorable and detracted from relative performance.

Outlook

While remaining aware of the substantial challenges that exist for the financial system and the U.S. economy and the headwinds they have created for corporate profits, we are optimistic on two fronts. First, we believe the steep drop in stock prices has provided rare opportunities to invest in strong companies at value prices. Second, we feel confident that policy

Small Cap Value Portfolio	63

Small Cap Value Portfolio

actions taken by world governments will help avert worst-case scenarios for the global economy. We expect the U.S. economy to bottom out in the latter half of 2009 and proceed to expand in 2010.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2008
	1 Year	5 Years	Since Inception*
Small Cap Value Portfolio	-28.13%	2.10%	5.04%
Russell 2000 Value Index	-28.92%	0.27%	4.19%
Lipper Variable Insurance Products (VIP) Small Cap Value Funds Average	-32.92%	-0.21%	–

*Inception date of 7/31/01

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.nmfn.com.

This chart assumes an initial investment of $10,000 made on 7/31/01 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separte account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Stocks of smaller or newer companies, such as those held in this Portfolio, are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative. Investing in small company stocks involves a greater degree of risk than investing in medium or large company stocks.

  Top 10 Equity Holdings 12/31/08

Security Description	% of Net Assets
Landstar System, Inc.	2.2%
Aaron Rents, Inc.	2.1%
ProAssurance Corp.	2.0%
Owens & Minor, Inc.	1.8%
AptarGroup, Inc.	1.5%
Matthews International Corp. - Class A	1.4%
FTI Consulting, Inc.	1.4%
Beacon Roofing Supply, Inc.	1.4%
Genesee & Wyoming, Inc. - Class A	1.3%
Penn Virginia Corp.	1.3%

Sector Allocation 12/31/08

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

64	Small Cap Value Portfolio

Small Cap Value Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2008

	Common Stocks (96.2%)	Shares/ $ Par	Value $ (000’s)
	Consumer Discretionary (11.8%)
	Aaron Rents, Inc.	186,100	4,954
	Aaron Rents, Inc. - Class A	4,725	104
*	Ascent Media Corp. - Class A	34,650	757
*	Bed Bath & Beyond, Inc.	7,300	186
	Cablevision Systems Corp. - Class A	600	10
*	Career Education Corp.	22,100	396
*	CarMax, Inc.	3,700	29
*	Corinthian Colleges, Inc.	127,000	2,079
*	Cox Radio, Inc. - Class A	3,600	22
	CSS Industries, Inc.	55,400	983
*	Culp, Inc.	54,800	108
*	Discovery Communications, Inc.	8,400	115
*	DISH Network Corp. - Class A	15,300	170
*	Drew Industries, Inc.	102,900	1,235
*	Expedia, Inc.	9,200	76
	Family Dollar Stores, Inc.	3,700	96
	Fortune Brands, Inc.	10,500	433
	Fred’s, Inc. - Class A	100,400	1,080
	The Gap, Inc.	34,800	466
	Harman International Industries, Inc.	1,500	25
	Haverty Furniture Companies, Inc.	128,000	1,194
*	Live Nation, Inc.	34,300	197
	M/I Homes, Inc.	60,000	632
*	MarineMax, Inc.	83,900	284
	Mattel, Inc.	33,600	538
	Matthews International Corp. - Class A	92,200	3,382
	The Men’s Wearhouse, Inc.	81,500	1,103
	Meredith Corp.	20,900	358
*	Meritage Homes Corp.	99,000	1,205
	Orient-Express Hotels, Ltd. - Class A	129,400	991
	Pool Corp.	87,625	1,575
*	Saga Communications, Inc. - Class A	103,700	171
	Scholastic Corp.	18,600	253
	Scripps Networks Interactive - Class A	6,100	134
	Stanley Furniture Co., Inc.	75,200	596
*	The Steak n Shake Co.	83,400	496
	Stein Mart, Inc.	184,300	208
	Tiffany & Co.	1,600	38
*	Time Warner Cable, Inc. - Class A	6,000	129
	The TJX Companies, Inc.	5,100	105
*	TRW Automotive Holdings Corp.	20,300	73
*	Viacom, Inc. - Class B	4,300	82

	Common Stocks (96.2%)	Shares/ $ Par	Value $ (000’s)
	Consumer Discretionary continued
	The Washington Post Co. - Class B	350	137
	Weight Watchers International, Inc.	9,985	294
	Winnebago Industries, Inc.	137,400	828

	Total		28,327

	Consumer Staples (3.0%)
	Alberto-Culver Co.	13,900	341
*	Alliance One International, Inc.	249,400	733
	Brown-Forman Corp. - Class B	2,000	103
	Casey’s General Stores, Inc.	61,500	1,400
	Coca-Cola Enterprises, Inc.	38,000	457
	ConAgra Foods, Inc.	15,400	254
	The Hershey Co.	15,000	521
	Hormel Foods Corp.	1,200	37
	The J.M. Smucker Co.	2,800	122
	McCormick & Co., Inc.	3,000	96
	Nash Finch Co.	46,900	2,105
	Sara Lee Corp.	10,200	100
	Sysco Corp.	18,300	420
	Tootsie Roll Industries, Inc.	5,173	133
*	Winn-Dixie Stores, Inc.	16,100	259

	Total		7,081

	Energy (4.7%)
*	Atwood Oceanics, Inc.	32,800	501
	Baker Hughes, Inc.	6,900	221
	BJ Services Co.	25,000	292
	CARBO Ceramics, Inc.	34,300	1,219
	Cimarex Energy Co.	11,500	308
*	Compton Petroleum Corp.	7,900	6
*	Forest Oil Corp.	56,650	934
*	GeoMet, Inc.	65,000	112
*	Hercules Offshore, Inc.	60,489	287
*	Mariner Energy, Inc.	65,793	671
	Murphy Oil Corp.	11,400	506
	Nexen, Inc.	27,400	482
	Penn Virginia Corp.	117,500	3,053
	Petro-Canada	12,800	280
*	TETRA Technologies, Inc.	170,200	827
*	Union Drilling, Inc.	32,600	169
*	Whiting Petroleum Corp.	44,700	1,496

	Total		11,364

	Financials (19.6%)
	The Allstate Corp.	4,300	141
	Ares Capital Corp.	193,600	1,225
	Axis Capital Holdings, Ltd.	11,700	341
	Cedar Shopping Centers, Inc.	130,000	920
	Cincinnati Financial Corp.	13,800	401

	Common Stocks (96.2%)	Shares/ $ Par	Value $ (000’s)
	Financials continued
	Commerce Bancshares, Inc.	11,265	495
	Compass Diversified Holdings	91,300	1,027
	Discover Financial Services	39,700	378
	East West Bancorp, Inc.	133,942	2,139
	Employers Holdings, Inc.	45,100	744
	First American Corp.	7,700	222
	First Horizon National Corp.	3,835	41
	First Niagara Financial Group, Inc.	27,300	441
	First Potomac Realty Trust	101,800	947
	Glacier Bancorp, Inc.	112,000	2,130
	Hatteras Financial Corp.	67,000	1,782
	Hercules Technology Growth Capital, Inc.	132,200	1,047
	Home BancShares, Inc.	77,064	2,077
	Janus Capital Group, Inc.	33,100	266
	JMP Group, Inc.	79,100	439
	Kilroy Realty Corp.	70,400	2,356
	Kohlberg Capital Corp.	142,950	520
	LaSalle Hotel Properties	81,000	895
	Legg Mason, Inc.	1,400	31
*	Markel Corp.	5,100	1,525
	Marsh & McLennan Companies, Inc.	14,800	359
	Max Capital Group, Ltd.	104,700	1,853
	Montpelier Re Holdings, Ltd.	9,600	161
	National Interstate Corp.	76,600	1,369
	Northern Trust Corp.	7,800	407
	OneBeacon Insurance Group, Ltd.	10,600	111
	Parkway Properties, Inc.	45,400	817
*	Piper Jaffray Companies, Inc.	30,600	1,217
	Potlatch Corp.	69,800	1,815
*	ProAssurance Corp.	92,200	4,866
	The Progressive Corp.	24,000	355
	Prudential Financial, Inc.	2,700	82
	Redwood Trust, Inc.	57,600	859
*	Signature Bank	43,000	1,234
*	The St. Joe Co.	12,200	297
*	Stifel Financial Corp.	51,900	2,380
	Strategic Hotels & Resorts, Inc.	114,000	192
*	SVB Financial Group	84,200	2,209
	The Travelers Companies, Inc.	4,330	196
	Valley National Bancorp	10,277	208
	Washington Real Estate Investment Trust	61,500	1,740
	Westamerica Bancorporation	4,600	235

The Accompanying Notes are an Integral Part of the Financial Statements.

Small Cap Value Portfolio	65

Small Cap Value Portfolio

	Common Stocks (96.2%)	Shares/ $ Par	Value $ (000’s)
	Financials continued
	Willis Group Holdings, Ltd.	9,100	226
	Wilmington Trust Corp.	11,100	247
	Wintrust Financial Corp.	64,500	1,327

	Total		47,292

	Health Care (7.9%)
	Analogic Corp.	23,700	647
*	AngioDynamics, Inc.	59,700	817
*	Biogen Idec, Inc.	1,700	81
*	Boston Scientific Corp.	44,700	346
	CIGNA Corp.	10,300	174
*	Exelixis, Inc.	117,300	589
	HEALTHSOUTH Corp.	30,060	329
	Landauer, Inc.	28,100	2,060
*	Lincare Holdings, Inc.	13,400	361
*	Myriad Genetics, Inc.	41,100	2,723
	National Healthcare Corp.	48,600	2,461
*	OSI Pharmaceuticals, Inc.	1,500	59
	Owens & Minor, Inc.	112,100	4,221
*	Sepracor, Inc.	10,700	118
*	St. Jude Medical, Inc.	4,500	148
*	Triple-S Management Corp. - Class B	32,300	371
*	Universal American Financial Corp.	65,700	579
*	Valeant Pharmaceuticals International	3,400	78
*	Waters Corp.	2,900	106
	West Pharmaceutical Services, Inc.	68,000	2,568
*	Zimmer Holdings, Inc.	3,500	141

	Total		18,977

	Industrials (23.9%)
*	Accuride Corp.	106,400	25
*	Alaska Air Group, Inc.	79,800	2,334
	Ameron International Corp.	34,100	2,146
*	Astec Industries, Inc.	33,800	1,059
*	Beacon Roofing Supply, Inc.	233,700	3,244
	Belden, Inc.	80,700	1,685
*	C&D Technologies, Inc.	93,000	291
	Cascade Corp.	38,400	1,147
*	Casella Waste Systems, Inc. - Class A	35,000	143
	Cintas Corp.	6,200	144
	CIRCOR International, Inc.	46,600	1,282
	Comfort Systems USA, Inc.	83,100	886
*	Dollar Thrifty Automotive Group, Inc.	87,400	95
	Dover Corp.	3,200	105
	Equifax, Inc.	4,700	125
	Franklin Electric Co., Inc.	21,100	593
*	FTI Consulting, Inc.	75,300	3,364
	G & K Services, Inc. - Class A	67,600	1,367
*	Genesee & Wyoming, Inc. - Class A	102,900	3,138
	Gibraltar Industries, Inc.	103,800	1,239

	Common Stocks (96.2%)	Shares/ $ Par	Value $ (000’s)
	Industrials continued
	IDEX Corp.	98,800	2,386
*	Insituform Technologies, Inc. - Class A	122,900	2,420
*	Kirby Corp.	103,000	2,818
*	Kratos Defense & Security Solutions, Inc.	265,000	371
	Landstar System, Inc.	138,300	5,315
	Manpower, Inc.	10,100	343
	McGrath Rentcorp	122,000	2,606
*	MPS Group, Inc.	250,500	1,886
*	Navigant Consulting, Inc.	139,200	2,209
	Nordson Corp.	70,700	2,283
	Raytheon Co.	700	36
	Rockwell Collins, Inc.	900	35
	Southwest Airlines Co.	60,100	518
*	Sterling Construction Co., Inc.	47,500	881
	Universal Forest Products, Inc.	56,300	1,515
	UTI Worldwide, Inc.	131,120	1,880
*	Waste Connections, Inc.	83,000	2,620
	Woodward Governor Co.	127,500	2,935

	Total		57,469

	Information Technology (9.7%)
*	Advanced Energy Industries, Inc.	121,400	1,208
	ASML Holding NV	6,100	110
*	ATMI, Inc.	57,300	884
	Automatic Data Processing, Inc.	2,600	102
	AVX Corp.	28,100	223
*	Brooks Automation, Inc.	144,487	840
*	Cabot Microelectronics Corp.	27,600	720
	Electro Rent Corp.	139,200	1,554
*	Electronic Arts, Inc.	11,800	189
*	Exar Corp.	134,700	898
*	Fairchild Semiconductor International, Inc.	27,900	136
*	Formfactor, Inc.	75,000	1,095
*	GSI Group, Inc.	191,800	110
*	Ixia	153,000	884
*	Littelfuse, Inc.	58,400	969
	Methode Electronics, Inc.	36,800	248
	Molex, Inc. - Class A	25,500	330
	Motorola, Inc.	47,500	210
*	Newport Corp.	76,200	517
*	Novellus Systems, Inc.	28,500	352
*	Palm, Inc.	204,000	626
*	Progress Software Corp.	102,500	1,974
	Seagate Technology	20,800	92
*	Sonus Networks, Inc.	407,100	643
*	SPSS, Inc.	75,925	2,047
*	StarTek, Inc.	107,800	480
*	Symyx Technologies, Inc.	99,500	591
*	SYNNEX Corp.	63,800	723
*	Synopsys, Inc.	4,200	78
*	Teradyne, Inc.	27,900	118
	Total System Services, Inc.	22,752	319

	Common Stocks (96.2%)	Shares/ $ Par	Value $ (000’s)
	Information Technology continued
	Tyco Electronics, Ltd.	16,400	266
*	Websense, Inc.	94,100	1,409
*	Wind River Systems, Inc.	241,800	2,184
	Xilinx, Inc.	3,500	62
*	Xyratex, Ltd.	84,100	248

	Total		23,439

	Materials (8.8%)
	Airgas, Inc.	72,900	2,842
	Alcoa, Inc.	26,100	294
	AMCOL International Corp.	41,900	878
	American Vanguard Corp.	105,300	1,232
	AngloGold Ashanti, Ltd., ADR	9,100	252
	AptarGroup, Inc.	104,000	3,665
	Arch Chemicals, Inc.	76,000	1,981
	Carpenter Technology Corp.	67,000	1,376
*	Clearwater Paper Corp.	34,999	294
	Deltic Timber Corp.	46,700	2,136
*	Domtar Corp.	43,600	73
	Freeport-McMoRan Copper & Gold, Inc.	5,600	137
	Innospec, Inc.	108,300	638
	International Flavors & Fragrances, Inc.	6,100	181
	International Paper Co.	15,000	177
	Myers Industries, Inc.	157,100	1,257
	Nalco Holding Co.	16,600	192
	Sims Group, Ltd., ADR	128,440	1,595
	Wausau Paper Corp.	150,000	1,716
	Weyerhaeuser Co.	10,900	334

	Total		21,250

	Other Holdings (1.1%)
	Central Fund of Canada, Ltd. - Class A	73,900	829
	First Opportunity Fund, Inc.	138,600	706
	iShares Russell 2000 Value Index	23,700	1,165

	Total		2,700

	Telecommunication Services (0.8%)
*	Premiere Global Services, Inc.	182,400	1,570
	Telephone and Data Systems, Inc.	3,200	102
	Telephone and Data Systems, Inc. - Special Shares	8,500	239

	Total		1,911

	Utilities (4.9%)
	Ameren Corp.	5,700	190
	Black Hills Corp.	70,667	1,905
	Cleco Corp.	96,800	2,210
	Constellation Energy Group, Inc.	200	5

The Accompanying Notes are an Integral Part of the Financial Statements.

66	Small Cap Value Portfolio

Small Cap Value Portfolio

	Common Stocks (96.2%)	Shares/ $ Par	Value $ (000’s)
	Utilities continued
	Duke Energy Corp.	9,500	143
*	Dynegy, Inc. - Class A	13,900	28
*	El Paso Electric Co.	93,400	1,690
	The Empire District Electric Co.	55,400	975
*	Mirant Corp.	30,800	581
	NiSource, Inc.	36,900	405
*	NRG Energy, Inc.	12,300	287
	Pinnacle West Capital Corp.	14,700	472
	PNM Resources, Inc.	13,600	137
	Southwest Gas Corp.	64,600	1,629
	TECO Energy, Inc.	2,800	34
	Vectren Corp.	44,100	1,103

	Total		11,794

	Total Common Stocks (Cost: $288,633)		231,604

	Preferred Stocks (0.6%)
	Federal Savings Institutions (0.6%)
	East West Bancorp, Inc., 8.00%, 12/31/49	1,359	1,464

	Total		1,464

	Total Preferred Stocks (Cost: $1,348)		1,464

	Convertible Corporate Bonds (0.4%)
	Advertising Agencies (0.0%)
	Omnicom Group, Inc., 0.00%, 2/7/31	82,000	81

	Total		81

	Finance Services (0.1%)
	Prudential Financial, Inc., .366%, 12/15/37	213,000	201

	Total		201

	Industrials (0.1%)
	Allied Waste Industries, Inc., 4.25%, 4/15/34	161,000	144

	Total		144

	Metals/Mining (0.1%)
	Newmont Mining Corp., 1.625%, 7/15/17	298,000	317

	Total		317

	Telephone and Telegraph Apparatus (0.1%)
	Lucent Technologies, 2.75%, 6/15/25	555,000	259

	Total		259

	Total Convertible Corporate Bonds (Cost: $1,264)		1,002

Short-Term Investments (2.7%)	Shares/ $ Par	Value $ (000’s)
Other Holdings (2.7%)
T. Rowe Price Reserve Investment Fund	6,437,646	6,438

Total		6,438

Total Short-Term Investments (Cost: $6,438)		6,438

Total Investments (99.9%) (Cost: $297,683)(a)		240,508

Other Assets, Less Liabilities (0.1%)		309

Net Assets (100.0%)		240,817

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2008 the aggregate cost of securities for federal tax purposes (in thousands) was $297,931 and the net unrealized depreciation of investments based on that cost was $57,423 which is comprised of $25,216 aggregate gross unrealized appreciation and $82,639 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

Small Cap Value Portfolio	67

International Growth Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invest primarily in securities of issuers from countries outside the U.S. that have above-average growth potential.	$197 million

Portfolio Overview

Mason Street Advisors acts as the investment adviser for the International Growth Portfolio. The Portfolio seeks long-term capital appreciation. The Portfolio seeks to achieve this objective by investing primarily in common stocks of companies that are headquartered or trade primarily in markets outside the United States and that are expected to grow more rapidly than market averages. The investments comprising the Portfolio are chosen individually, reflecting the managers’ assessment of their attractiveness. Equities purchased will possess, in the managers’ judgment, a combination of solid fundamentals, attractive valuation, and positive technical evaluation. The Portfolio can invest in any foreign country, developed or undeveloped, and its investments may include small, medium and large capitalization issues.

Market Overview

Global financial markets endured a brutal 2008, which saw the failure of a number of leading financial institutions, credit markets freeze up, and governments around the world take a series of coordinated actions to support economic growth and the financial system itself. The crisis was a result of the sub-prime mortgage meltdown, which spread rapidly through the financial sector into virtually every segment of global financial markets.

For the full year, the S&P Global ex-U.S. LargeMidCap Index tumbled -44.91%. There was little differentiation of return by growth or value styles. Looking at performance by sector, no segment had positive results. Financials performed worst, while the more traditionally defensive Health Care sector held up best. After a bumpy ride for much of the year, the dollar finished higher because of the turmoil, as investors sought a safe haven for their money. The exception was Japan, whose currency and stock market held up the best among the developed economies.

Portfolio Results

For the twelve months ended December 31, 2008, the International Growth Portfolio returned –46.19%, while the S&P Global ex-U.S. LargeMidCap Index returned –44.91%. (The Index is unmanaged, cannot be invested in directly, and does not include administrative expenses or sales charges.) The average return for the Portfolio’s peer group, International Growth Funds, was –46.61%, according to Lipper Analytical Services, Inc., an independent mutual fund rating agency.

The Portfolio’s absolute return reflected the unprecedented turmoil affecting the economy and financial markets in what was the most trying year for investors in memory. In that environment, no sector contributed positively to results. Relative to the Index, our positioning and stock selection in Asia detracted, as did stock selection in Japan and Europe. The largest contribution came from positioning in the Financials and Materials sectors.

At a regional level, our stock selection in Japan and developing Asian markets detracted most, led by exposure to Chinese media business Focus Media Holdings, the number two overall detractor for the year. Poor execution and acquisitions weighed on the stock, as did slumping advertising and licensing revenues. In Japan, a key detractor was Industrial firm Mitsubishi, which saw business slow along with the economy.

In Europe, the main source of weakness was our positioning in the Health Care sector. We were overweight in the medical technology industry at the expense of being underweight pharmaceuticals. In particular, we were underrepresented in some of the big pharmaceutical companies such as GlaxoSmithKline, AstraZeneca and Sanofi-Aventis because we were concerned about generic competition, patent expiries and the quality of their new drug pipelines. But that positioning detracted in 2008, because many investors viewed these large, liquid, defensive-oriented names as safe-haven plays.

However, Europe was also home to a number of the leading contributors to relative results, as stock selection worked best in Materials and Financials shares. In Materials, the key contribution came from agricultural chemical firms K+S and Syngenta. These companies benefited from the overarching trend toward rising global population and living standards, creating demand for fertilizers, seeds and other agricultural products needed to boost crop yield and quality.

In Financials, the Portfolio benefited from stock selection and an underweight position in the poorest-performing sector in the benchmark. Among positive contributors, it helped to avoid Royal Bank of Scotland, which struggled with credit losses, and to hold a stake in Reinet Investments, a spin-off that we sold at a good valuation.

Outlook

We have a cautious outlook that revolves around three themes: vigilance, volatility and valuation. While we believe it will take time to work through the issues confronting the global economy, the markets often anticipate the turn. As a result, we will be vigilant for signs of any fundamental improvement. But until the economy bottoms and investor sentiment improves, we

68	International Growth Portfolio

International Growth Portfolio

expect market volatility to continue. This argues for defensive positioning in the near term. Finally, one positive result of all the turmoil in the market is that we see high quality companies trading at valuations we believe are very compelling. We are using this opportunity to buy companies with strong brands, balance sheets and earnings power at discounted prices.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2008
	1 Year	5 Years	Since Inception*
International Growth Portfolio	-46.19%	1.10%	2.09%
S&P Global ex-US LargeMidCap Index**	-44.91%	3.03%	3.87%
Lipper Variable Insurance Products (VIP) International Growth Funds Average	-46.61%	1.88%	–

*Inception date of 7/31/01

** Prior to October 1, 2008, the S&P Global ex-US LargeMidCap Index was known as the S&P/Citigroup PMI Global ex-US Index.

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.nmfn.com.

This chart assumes an initial investment of $10,000 made on 7/31/01 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separte account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards.

The Portfolio may use derivative instruments for hedging purposes as part of its investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

  Top 10 Equity Holdings 12/31/08

Security Description	% of Net Assets
Nestle SA	1.9%
Roche Holding AG	1.7%
Novartis AG	1.7%
BP PLC	1.7%
Royal Dutch Shell PLC - Class A	1.6%
Telefonica SA	1.5%
Teva Pharmaceutical Industries, Ltd., ADR	1.5%
GDF Suez	1.4%
Eni SPA	1.4%
Zurich Financial Services AG	1.3%

Sector Allocation 12/31/08

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

International Growth Portfolio	69

International Growth Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2008

	Foreign Common Stocks (87.5%)	Country	Shares/ $ Par	Value $ (000’s)
	Consumer Discretionary (4.8%)
	Bridgestone Corp.	Japan	14,700	221
*	Compass Group PLC	United Kingdom	263,970	1,330
	Denso Corp.	Japan	15,300	254
	Fast Retailing Co., Ltd.	Japan	800	117
	Grupo Televisa SA, ADR	Mexico	93,730	1,400
	Hennes & Mauritz AB - B Shares	Sweden	28,330	1,119
	Honda Motor Co., Ltd.	Japan	23,300	505
	Kingfisher PLC	United Kingdom	296,865	589
	Next PLC	United Kingdom	26,010	413
	Oriental Land Co., Ltd.	Japan	2,400	197
	Panasonic Corp.	Japan	31,000	388
	Reed Elsevier PLC	United Kingdom	39,380	291
	Sekisui House, Ltd.	Japan	15,000	131
	Toyota Industries Corp.	Japan	9,600	206
	Vivendi	France	59,330	1,941
	Yamada Denki Co., Ltd.	Japan	2,570	178
	Yamaha Motor Co., Ltd.	Japan	18,400	193

	Total			9,473

	Consumer Staples (9.8%)
	Aeon Co., Ltd.	Japan	20,800	208
	Ajinomoto Co., Inc.	Japan	16,000	174
	Asahi Breweries, Ltd.	Japan	10,300	177
	British American Tobacco PLC	United Kingdom	34,005	897
	Cadbury PLC	United Kingdom	35,895	319
	Imperial Tobacco Group PLC	United Kingdom	31,905	865
	ITC, Ltd.	India	111,891	398
	Japan Tobacco, Inc.	Japan	75	248
	Kao Corp.	Japan	8,000	242
	Kerry Group PLC - Class A	Ireland	41,801	766
	Kirin Holdings Co., Ltd.	Japan	18,000	237
	Koninklijke Ahold NV	Netherlands	53,555	662
*	KT&G Corp.	South Korea	12,249	764
	Lawson, Inc.	Japan	3,000	173
	Nestle SA	Switzerland	93,785	3,686
	Pernod-Ricard SA	France	12,824	956
	Reckitt Benckiser Group PLC	United Kingdom	22,460	849
	Seven & I Holdings Co., Ltd.	Japan	11,300	387
	Shiseido Co., Ltd.	Japan	12,000	245
	Shoppers Drug Mart Corp.	Canada	44,838	1,771
	Tesco PLC	United Kingdom	153,395	811
	Unilever NV	Netherlands	75,005	1,826
	UNY Co., Ltd.	Japan	17,000	187
	Wal-Mart de Mexico SAB de CV	Mexico	351,500	948
	Woolworths, Ltd.	Australia	78,325	1,491

	Total			19,287

	Foreign Common Stocks (87.5%)	Country	Shares/ $ Par	Value $ (000’s)
	Energy (9.6%)
*	Artumas Group, Inc.	Canada	134,855	55
	BG Group PLC	United Kingdom	23,405	330
	BP PLC	United Kingdom	420,195	3,268
	CNOOC, Ltd.	Hong Kong	1,328,000	1,262
	Eni SPA	Italy	115,010	2,739
	INPEX Corp.	Japan	28	221
	Nexen, Inc.	Canada	102,335	1,804
	Oil Search, Ltd.	Australia	227,640	759
	Petroleo Brasileiro SA, ADR	Brazil	71,160	1,743
	Reliance Industries, Ltd.	India	43,612	1,113
	Royal Dutch Shell PLC - Class A	United Kingdom	114,910	3,049
	Saipem SPA	Italy	73,425	1,239
	Seadrill, Ltd.	Norway	33,400	274
	Suncor Energy, Inc.	Canada	53,571	1,044

	Total			18,900

	Financials (17.6%)
	Allianz SE	Germany	6,607	712
	AXA SA	France	35,626	798
	Banco Espirito Santo SA	Portugal	75,945	717
	Banco Santander SA	Spain	204,915	1,987
	The Bank of Yokohama, Ltd.	Japan	30,000	177
	BNP Paribas	France	32,768	1,390
	Cathay Financial Holding Co., Ltd.	Taiwan	533,400	599
	Cheung Kong Holdings, Ltd.	Hong Kong	48,000	458
	China Life Insurance Co., Ltd.	China	247,000	761
	China Overseas Land & Investment, Ltd.	Hong Kong	354,000	498
(n),*	China Overseas Land & Investment, Ltd. - Rights	Hong Kong	14,160	5
	The Chugoku Bank, Ltd.	Japan	10,000	154
	Credit Suisse Group AG	Switzerland	32,005	875
	Daito Trust Construction Co., Ltd.	Japan	1,800	94
	Erste Group Bank AG	Austria	22,060	520
	Hang Seng Bank, Ltd.	Hong Kong	59,800	790
	Housing Development Finance Corp., Ltd.	India	42,385	1,325
	HSBC Holdings PLC, ADR	United Kingdom	42,900	2,088
	Industrial & Commercial Bank of China, Ltd. - Class H	China	2,593,000	1,378
	Intesa Sanpaolo SPA	Italy	263,525	954
	Julius Baer Holding AG	Switzerland	35,210	1,351
	Man Group PLC	United Kingdom	89,530	314
	Manulife Financial Corp.	Canada	70,040	1,193
	Mitsubishi Estate Co., Ltd.	Japan	16,000	264
	Mitsubishi UFJ Financial Group, Inc.	Japan	130,500	809
	Mitsui Fudosan Co., Ltd.	Japan	14,000	232
	Mizuho Financial Group, Inc.	Japan	166,000	494

The Accompanying Notes are an Integral Part of the Financial Statements.

70	International Growth Portfolio

International Growth Portfolio

	Foreign Common Stocks (87.5%)	Country	Shares/ $ Par	Value $ (000’s)
	Financials continued
	Muenchener Rueckversicherungs- Gesellschaft AG	Germany	3,999	631
	National Bank of Greece SA	Greece	24,095	448
	Nomura Real Estate Holdings, Inc.	Japan	7,600	152
	Piraeus Bank SA	Greece	44,305	401
	QBE Insurance Group, Ltd.	Australia	38,970	723
	Resona Holdings, Inc.	Japan	9,400	149
	Samsung Fire & Marine Insurance Co., Ltd.	South Korea	10,977	1,666
	Societe Generale	France	11,260	573
	Sompo Japan Insurance, Inc.	Japan	22,000	161
	Sony Financial Holdings, Inc.	Japan	75	288
	Standard Chartered PLC	United Kingdom	29,055	377
	Sumitomo Mitsui Financial Group, Inc.	Japan	119	515
	The Sumitomo Trust & Banking Co., Ltd.	Japan	34,000	201
	T&D Holdings, Inc.	Japan	5,450	228
	TAG Tegernsee Immobilien und Beteiligungs AG	Germany	65,873	186
	Tokio Marine Holdings, Inc.	Japan	11,300	331
	The Toronto-Dominion Bank	Canada	49,084	1,753
*	Turkiye Garanti Bankasi AS	Turkey	209,371	358
	UniCredit SPA	Italy	309,385	774
	Westpac Banking Corp.	Australia	107,242	1,303
	Zurich Financial Services AG	Switzerland	12,183	2,637

	Total			34,792

	Health Care (8.6%)
*	Actelion, Ltd.	Switzerland	8,650	486
	Astellas Pharma, Inc.	Japan	7,200	293
	CSL, Ltd.	Australia	78,604	1,894
	Daiichi Sankyo Co., Ltd.	Japan	11,900	283
	Eisai Co., Ltd.	Japan	5,900	244
	Fresenius Medical Care AG & Co. KGaA	Germany	29,502	1,390
	Hisamitsu Pharmaceutical Co., Inc.	Japan	3,600	147
	Novartis AG	Switzerland	67,675	3,381
	Novo Nordisk A/S	Denmark	15,561	796
	Roche Holding AG	Switzerland	22,275	3,419
	Synthes, Inc.	United States	7,390	931
	Taisho Pharmaceutical Co., Ltd.	Japan	7,000	149
	Takeda Pharmaceutical Co., Ltd.	Japan	10,000	518
	Terumo Corp.	Japan	3,100	145
	Teva Pharmaceutical Industries, Ltd., ADR	Israel	68,439	2,913

	Total			16,989

	Industrials (8.2%)
	ABB, Ltd., ADR	Switzerland	69,570	1,044
	All Nippon Airways Co., Ltd.	Japan	28,000	111
	Alstom SA	France	20,090	1,192
	Asahi Glass Co., Ltd.	Japan	38,000	216
*	BAE Systems PLC	United Kingdom	387,045	2,141

	Foreign Common Stocks (87.5%)	Country	Shares/ $ Par	Value $ (000’s)
	Industrials continued
	Balfour Beatty PLC	United Kingdom	73,490	355
	Central Japan Railway Co.	Japan	29	250
	Chemring Group PLC	United Kingdom	34,415	984
	China Railway Construction Corp. - Class H	China	485,500	729
	ComfortDelGro Corp., Ltd.	Singapore	347,000	353
	Companhia de Concessoes Rodoviarias	Brazil	55,700	569
	Dai Nippon Printing Co., Ltd.	Japan	17,000	187
	East Japan Railway Co.	Japan	57	445
	Fanuc, Ltd.	Japan	3,800	270
	IHI Corp.	Japan	124,000	157
	Itochu Corp.	Japan	42,000	211
	The Japan Steel Works, Ltd.	Japan	10,000	139
	JTEKT Corp.	Japan	28,300	218
	Kamigumi Co., Ltd.	Japan	16,000	143
	Keio Corp.	Japan	37,000	222
	Kintetsu Corp.	Japan	52,000	239
	Komatsu, Ltd.	Japan	22,700	287
*	LG Corp.	South Korea	24,601	858
	Marubeni Corp.	Japan	61,000	232
	Mitsubishi Corp.	Japan	21,600	303
	Mitsubishi Electric Corp.	Japan	38,000	238
	Mitsubishi Heavy Industries, Ltd.	Japan	59,000	263
	Mitsui & Co., Ltd.	Japan	31,000	317
	Mitsui OSK Lines, Ltd.	Japan	31,000	190
*	Morphic Technologies AB	Sweden	470,405	79
	Nippon Yusen Kabushiki Kaisha	Japan	33,000	203
	Secom Co., Ltd.	Japan	6,400	329
	Serco Group PLC	United Kingdom	149,960	991
	SMC Corp.	Japan	1,600	164
	Sumitomo Corp.	Japan	21,700	191
	Tokyu Corp.	Japan	39,000	196
	Toppan Printing Co., Ltd.	Japan	20,000	154
	Vinci SA	France	17,155	726
	West Japan Railway Co.	Japan	47	214
	Yamato Holdings Co., Ltd.	Japan	13,000	169

	Total			16,279

	Information Technology (4.1%)
*	Autonomy Corp. PLC	United Kingdom	145,300	2,030
	Canon, Inc.	Japan	15,800	496
	EVS Broadcast Equipment SA	Belgium	11,960	428
	Fujitsu, Ltd.	Japan	51,000	246
*	Gresham Computing PLC	United Kingdom	228,550	122
	Hitachi, Ltd.	Japan	63,000	244
	Hoya Corp.	Japan	16,500	286
	Kontron AG	Germany	61,634	641
	NEC Corp.	Japan	76,000	255
	Nintendo Co., Ltd.	Japan	1,200	461
	Ricoh Co., Ltd.	Japan	16,000	204
	Samsung Electronics Co., Ltd.	South Korea	3,219	1,166
*	Temenos Group AG	Switzerland	118,425	1,576

	Total			8,155

The Accompanying Notes are an Integral Part of the Financial Statements.

International Growth Portfolio	71

International Growth Portfolio

	Foreign Common Stocks (87.5%)	Country	Shares/ $ Par	Value $ (000’s)
	Materials (7.5%)
	Angang Steel Co., Ltd.	China	652,000	738
	Anglo American PLC	United Kingdom	34,335	796
*	Anhui Conch Cement Co., Ltd.	China	132,000	613
	Asahi Kasei Corp.	Japan	62,000	272
	BHP Billiton, Ltd.	Australia	73,660	1,583
	Companhia Vale do Rio Doce, ADR	Brazil	70,585	855
	Givaudan SA	Switzerland	450	353
	Goldcorp, Inc.	Canada	66,825	2,107
	Huabao International Holdings, Ltd.	Hong Kong	1,085,000	713
*	Intex Resources ASA	Norway	515,110	98
	JFE Holdings, Inc.	Japan	9,100	240
	K+S AG	Germany	25,316	1,461
	Mitsubishi Chemical Holdings Corp.	Japan	40,500	179
	Mitsubishi Materials Corp.	Japan	69,000	174
	Nippon Steel Corp.	Japan	88,000	289
	POSCO	South Korea	1,633	481
	Potash Corp. of Saskatchewan, Inc.	Canada	20,215	1,480
	Rio Tinto PLC, ADR	United Kingdom	4,370	389
	Shin-Etsu Chemical Co., Ltd.	Japan	6,500	298
	Sumitomo Metal Industries, Ltd.	Japan	69,000	170
	Syngenta AG	Switzerland	7,482	1,445

	Total			14,734

	Other Holdings (3.5%)
	Hang Seng Investment Index Funds Series - H-Share Index	Hong Kong	90,000	935
	iShares MSCI Hong Kong Index Fund	Hong Kong	178,309	1,849
	iShares MSCI Japan Index Fund	Japan	32,731	314
	iShares MSCI Singapore Index Fund	Singapore	200,459	1,417
	iShares MSCI South Korea Index Fund	South Korea	31,872	889
	iShares MSCI Taiwan Index Fund	Taiwan	191,290	1,452

	Total			6,856

	Telecommunication Services (7.8%)
*	Bharti Airtel, Ltd.	India	27,849	411
	China Mobile, Ltd.	Hong Kong	40,500	411
	Chunghwa Telecom Co., Ltd.	Taiwan	1,165,780	1,862
	Deutsche Telekom AG	Germany	128,701	1,965
	France Telecom SA	France	50,734	1,426
	KDDI Corp.	Japan	41	292
	Koninklijke (Royal) KPN NV	Netherlands	163,711	2,386
	Nippon Telegraph and Telephone Corp.	Japan	7,600	408
	NTT DoCoMo, Inc.	Japan	194	382
	SOFTBANK Corp.	Japan	10,100	183
	Telefonica SA	Spain	132,552	2,986

	Foreign Common Stocks (87.5%)	Country	Shares/ $ Par	Value $ (000’s)
	Telecommunication Services continued
	Turkcell Iletisim Hizmetleri AS	Turkey	97,373	561
	Vodafone Group PLC	United Kingdom	995,343	2,034

	Total			15,307

	Utilities (6.0%)
	Centrica PLC	United Kingdom	156,490	610
	CEZ	Czech Republic	12,275	504
	Chubu Electric Power Co., Inc.	Japan	10,800	328
	The Chugoku Electric Power Co., Inc.	Japan	8,300	218
	E.ON AG	Germany	24,580	999
	Electricite de France	France	12,180	711
	Enagas	Spain	42,320	933
	GDF Suez	France	55,189	2,747
	Hokuriku Electric Power Co.	Japan	5,200	147
	The Kansai Electric Power Co., Inc.	Japan	12,000	347
	Kyushu Electric Power Co., Inc.	Japan	9,200	245
	National Grid PLC	United Kingdom	94,825	951
	Osaka Gas Co., Ltd.	Japan	49,000	226
	PT Perusahaan Gas Negara	Indonesia	2,606,500	471
	RWE AG	Germany	12,630	1,141
	Shikoku Electric Power Co., Inc.	Japan	6,100	206
	Toho Gas Co., Ltd.	Japan	25,000	165
	Tohoku Electric Power Co., Inc.	Japan	9,300	252
	The Tokyo Electric Power Co., Inc.	Japan	15,700	524
	Tokyo Gas Co., Ltd.	Japan	43,000	218

	Total			11,943

	Total Foreign Common Stocks (Cost: $243,469)			172,715

	Short-Term Investments (9.7%)
	Aircraft (1.0%)
(k)	Kitty Hawk Funding Corp., 0.28%, 1/5/09	United States	2,000,000	2,000

	Total			2,000

	Federal Government & Agencies (3.9%)
	Federal Home Loan Bank, 0.10%, 1/20/09	United States	2,000,000	2,000
	Federal Home Loan Bank, 0.10%, 2/13/09	United States	1,500,000	1,500
	Federal Home Loan Bank, 0.28%, 1/16/09	United States	2,000,000	2,000
	Federal Home Loan Bank, 0.36%, 1/15/09	United States	2,100,000	2,099

	Total			7,599

	Finance Services (2.8%)
	Alpine Securitization Corp., 1.09%, 1/8/09	United States	2,000,000	2,000

The Accompanying Notes are an Integral Part of the Financial Statements.

72	International Growth Portfolio

International Growth Portfolio

Short-Term Investments (9.7%)	Country	Shares/ $ Par	Value $ (000’s)
Finance Services continued
Bryant Park Funding LLC, 1.02%, 1/9/09	United States	2,000,000	1,999
Gemini Securitization Corp. LLC, 1.27%, 1/8/09	United States	1,500,000	1,500

Total			5,499

Personal Credit Institutions (1.0%)
HSBC Finance Corp., 1.29%, 1/7/09	United States	2,000,000	1,999

Total			1,999

Short Term Business Credit (1.0%)
Liberty Street Funding LLC, 0.55%, 1/12/09	United States	2,000,000	2,000

Total			2,000

Total Short-Term Investments (Cost: $19,097)			19,097

Total Investments (97.2%) (Cost: $262,566)(a)			191,812

Other Assets, Less Liabilities (2.8%)			5,571

Net Assets (100.0%)			197,383

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2008 the aggregate cost of securities for federal tax purposes (in thousands) was $264,432 and the net unrealized depreciation of investments based on that cost was $72,620 which is comprised of $2,916 aggregate gross unrealized appreciation and $75,536 aggregate gross unrealized depreciation.

Investments Percentage by Country is based on Net Assets:
United Kingdom	13.8%
Japan	12.9%
Switzerland	10.3%
United States	10.1%
France	6.3%
Canada	5.7%
Other	40.9%

Total	100.0%

(j)	Swap agreements outstanding on December 31, 2008

Total Return Swaps

CounterParty	Reference	Payment Made by the Fund	Payment Received by the Fund	Expiration Date	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
JPMorgan Chase	Morgan Stanley Capital International (MSCI) Daily Net Japan	3 Month USD- LIBOR + 15 Basis Points	MSCI Daily Net Japan Total Return	3/09	10,159	$ 316

(k)	Securities with an aggregate value of $2,000 (in thousands) have been pledged as collateral for swap contracts outstanding on December 31, 2008

(l)	As of December 31, 2008, portfolio securities with an aggregate value of $143,688 (in thousands) were fair valued under procedures adopted by the Board of Directors.

(n)	At December 31, 2008 portfolio securities with a aggregate value of $5 (in thousands) were valued with reference to securities whose values are more readily available.

The Accompanying Notes are an Integral Part of the Financial Statements.

International Growth Portfolio	73

Research International Core Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Capital appreciation.	Invest primarily in foreign equity securities of growth and value companies, including emerging market securities.	$33 million

Portfolio Overview

Mason Street Advisors, the investment adviser for the Research International Core Portfolio, has engaged Massachusetts Financial Services Company to act as sub-adviser for the Portfolio. The objective of the Portfolio is to achieve capital appreciation. The Portfolio seeks to accomplish this by primarily investing in foreign equity securities, including emerging market equity securities. The Portfolio may invest in stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. The Portfolio also may invest in companies of any size. A “bottom-up” investment approach is used in buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, as well as market, economic, potential and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position and management ability. Quantitative analysis of these and other factors also may be considered. The Portfolio is generally managed to be sector neutral versus the MSCI EAFE Index.

Market Overview

Global financial markets endured a brutal 2008, which saw the failure of a number of leading financial institutions, credit markets freeze up and world governments take a series of coordinated actions to support economic growth and the financial system itself. The crisis was a result of the sub-prime mortgage meltdown, which spread rapidly through the U.S. financial sector into virtually every segment of global financial markets.

This contagion put to rest the notion of “de-coupling” of international economies and markets from the U.S. Rather, global growth slowed sharply and virtually all markets suffered greatly. For the full year, the MSCI EAFE Index—a measure of large-cap stock performance in the developed economies of Europe, Australasia and the Far East—returned –43.06%. There was little differentiation of return by growth or value styles. Looking at performance by sector, no segment had positive results. Financials performed worst, while the more traditionally defensive Health Care sector held up best. After a bumpy ride for much of the year, the dollar finished higher because of the turmoil, as investors sought a safe haven for their money. The exception was Japan, whose currency and stock market held up the best among the developed economies.

Portfolio Results

For the twelve months ended December 31, 2008, the Research International Portfolio provided a total return of -42.54%. By comparison, the MSCI EAFE Index returned –43.06%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The average return for the Portfolio’s peer group, International Core Funds was –42.59%, according to Lipper Analytical Services, Inc., an independent mutual fund ranking agency.

On an absolute basis, no sector contributed positively to Portfolio results. Shares in the Financial sector detracted most, while shares in the Health Care sector held up best. Relative to the MSCI EAFE Index, stock selection in the Capital Goods sector was a primary factor contributing to performance. The Portfolio’s holdings of parcel delivery service company Yamato Holding and railway operator East Japan Railway were among the top relative contributors. An additional positive factor was our underweight position to Rio Tinto during the period.

Stocks in other sectors that helped relative performance included pharmaceutical companies Roche Holding, Astellas Pharma and Actelion. Our underweight position in Royal Bank of Scotland, in addition to positions in fashion distributor Inditex and telecommunications company KDDI, also boosted results.

The Portfolio’s cash position also was a contributor to relative performance. The Portfolio holds cash in anticipation of buying new holdings and to provide liquidity. In a period when equity markets declined, holding cash helped performance versus the benchmark, which has no cash position.

Stock selection in the Financials sector hurt relative performance over the reporting period. Banking firms Anglo Irish Bank, Barclays, Bank of Cyprus and BNP Paribas were among the top relative detractors. The Portfolio’s positioning in banking and financial services firms Erste Group Bank, Intesa Sanpaolo and BOC Hong Kong Holdings also held back relative returns.

Stock selection in the Energy sector had a negative impact on relative returns. In particular, not owning integrated oil company BP hurt performance relative to the benchmark. Information technology services provider Satyam Computer Services hampered relative returns. In addition, not owning automobile manufacturer Volkswagen also had a negative effect on relative performance.

74	Research International Core Portfolio

Research International Core Portfolio

Outlook

The Research International Core Portfolio is a sector-neutral portfolio that emphasizes bottom-up fundamental research. Therefore, our sector allocation is strictly a by-product of where our analysts are finding their best ideas at a given time. Regardless of changing economic and market conditions, the strategy followed by the managers of the Research International Portfolio is to continue to seek the most attractive opportunities among growth and value companies without regard to market capitalization. As of December 31, 2008, the Portfolio had a modest overweight in Information Technology and Capital Goods shares, while being modestly underweight the Financials and Energy sectors relative to the benchmark.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2008
	1 Year	Since Inception*
Research International Core Portfolio	-42.54%	-25.88%
MSCI EAFE Index (Gross)	-43.06%	-27.46%
MSCI All Country World (ex-US) Index (Gross)	-45.24%	-27.01%
Lipper Variable Insurance Products (VIP) International Core Funds Average	-42.59%	–

*Inception date of 4/30/07

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.nmfn.com.

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separte account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards.

Investments in the securities of companies in developing nations impose risks different from, and greater than, risks of investing in developed countries.

Top 10 Equity Holdings 12/31/08

Security Description	% of Net Assets
Roche Holding AG	3.2%
Nestle SA	3.0%
E.ON AG	2.6%
Total SA	2.4%
Royal Dutch Shell PLC - Class A	2.3%
Vodafone Group PLC	2.2%
Intesa Sanpaolo SPA	2.1%
Akzo Nobel NV	2.0%
AXA SA	1.9%
Siemens AG	1.8%

Sector Allocation 12/31/08

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Research International Core Portfolio	75

Research International Core Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2008

	Foreign Common Stocks (98.5%)	Country	Shares/ $ Par	Value $ (000’s)
	Consumer Discretionary (8.0%)
	Bridgestone Corp.	Japan	11,200	168
	Compagnie Generale des Etablissements Michelin - Class B	France	2,530	133
	Esprit Holdings, Ltd.	Hong Kong	27,500	157
	Grupo Televisa SA, ADR	Mexico	19,050	285
	Industria de Diseno Textil SA	Spain	10,330	459
	Kingfisher PLC	United Kingdom	84,560	168
	Li & Fung, Ltd.	Bermuda	108,000	186
	LVMH Moet Hennessy Louis Vuitton SA	France	7,450	503
	Next PLC	United Kingdom	2,990	47
*	Urbi Desarrollos Urbanos SAB de CV	Mexico	42,190	58
	WPP PLC	United Kingdom	87,310	517

	Total			2,681

	Consumer Staples (8.5%)
	Beiersdorf AG	Germany	3,010	180
	Groupe DANONE	France	7,902	479
	Heineken NV	Netherlands	8,370	258
	Hengan International Group Co., Ltd.	Hong Kong	46,000	148
	Japan Tobacco, Inc.	Japan	91	301
	Kimberly-Clark de Mexico SAB de CV	Mexico	41,630	140
	Lawson, Inc.	Japan	2,700	156
	Nestle SA	Switzerland	25,616	1,007
	Unilever NV	Netherlands	6,790	165

	Total			2,834

	Energy (11.2%)
	Chevron Corp.	United States	2,030	150
	CNOOC, Ltd.	Hong Kong	121,000	115
	Eni SPA	Italy	23,840	568
	Gazprom OAO, ADR	Russia	6,580	94
	INPEX Corp.	Japan	33	261
	Marathon Oil Corp.	United States	4,540	124
*	Paladin Energy, Ltd.	Australia	53,821	96
	Petroleo Brasileiro SA, ADR	Brazil	6,560	161
	Royal Dutch Shell PLC - Class A	United Kingdom	29,450	781
	Saipem SPA	Italy	6,770	114
	StatoilHydro ASA	Norway	20,520	340
	Total SA	France	14,820	812
	Tullow Oil PLC	United Kingdom	12,517	122

	Total			3,738

	Financials (21.6%)
	Aeon Credit Service Co., Ltd.	Japan	26,100	276
	AXA SA	France	27,770	622

	Foreign Common Stocks (98.5%)	Country	Shares/ $ Par	Value $ (000’s)
	Financials continued
	Bank of Cyprus Public Co., Ltd.	Cyprus	49,283	185
	Barclays PLC	United Kingdom	118,224	271
	BNP Paribas	France	11,120	472
	The Chiba Bank, Ltd.	Japan	38,000	237
	China Construction Bank Corp.	China	966,000	535
	Daiwa Securities Group, Inc.	Japan	76,000	453
	Deutsche Boerse AG	Germany	2,110	154
	Hang Seng Bank, Ltd.	Hong Kong	11,200	148
	HDFC Bank, Ltd., ADR	India	2,630	188
	Intesa Sanpaolo SPA	Italy	189,729	687
	Oversea-Chinese Banking Corp., Ltd.	Singapore	47,000	165
	QBE Insurance Group, Ltd.	Australia	13,680	254
	The Shizuoka Bank, Ltd.	Japan	20,000	231
	Standard Bank Group, Ltd.	South Africa	24,173	215
	Standard Chartered PLC	United Kingdom	28,387	368
	Sumitomo Mitsui Financial Group, Inc.	Japan	98	424
	UBI Banca - Unione di Banche Italiane SCpA	Italy	35,539	517
*	UBS AG	Switzerland	20,073	290
	Unibanco - Uniao de Bancos Brasileiros SA, ADR	Brazil	5,320	344
	United Overseas Bank, Ltd.	Singapore	19,000	172

	Total			7,208

	Health Care (9.6%)
*	Actelion, Ltd.	Switzerland	4,737	266
	Bayer AG	Germany	7,200	425
	Daiichi Sankyo Co., Ltd.	Japan	19,900	473
	Merck KGaA	Germany	5,450	498
	Novartis AG	Switzerland	10,180	508
	Roche Holding AG	Switzerland	6,880	1,056

	Total			3,226

	Industrials (13.5%)
	Assa Abloy AB	Sweden	25,530	293
	Brambles, Ltd.	Australia	93,670	497
	Bucyrus International, Inc.	United States	11,100	206
	Duratex SA	Brazil	7,600	47
	East Japan Railway Co.	Japan	60	468
	Geberit AG	Switzerland	2,959	318
	Glory, Ltd.	Japan	17,600	344
	Grupo Aeroportuario del Pacifico SAB de CV, ADR	Mexico	2,100	48
	JGC Corp.	Japan	9,000	135
	Keppel Corp., Ltd.	Singapore	57,000	174
*	LS Industrial Systems Co., Ltd.	South Korea	5,020	200
	Mitsubishi Corp.	Japan	17,400	244
	Schneider Electric SA	France	3,894	292
	Siemens AG	Germany	8,090	609

The Accompanying Notes are an Integral Part of the Financial Statements.

76	Research International Core Portfolio

Research International Core Portfolio

	Foreign Common Stocks (98.5%)	Country	Shares/ $ Par	Value $ (000’s)
	Industrials continued
	TNT NV	Netherlands	6,220	120
	Yamato Holdings Co., Ltd.	Japan	40,000	521

	Total			4,516

	Information Technology (7.1%)
	Acer, Inc.	Taiwan	168,000	221
	ASML Holding NV	Netherlands	11,456	205
	Cap Gemini SA	France	3,860	150
*	CSU Cardsystem SA	Brazil	16,140	16
	Konica Minolta Holdings, Inc.	Japan	31,500	244
	Nokia OYJ	Finland	12,670	197
	Ricoh Co., Ltd.	Japan	33,000	420
	Samsung Electronics Co., Ltd.	South Korea	501	181
	SAP AG	Germany	8,570	309
	Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	192,000	263
	Tokyo Electron, Ltd.	Japan	4,900	172

	Total			2,378

	Materials (7.0%)
	Akzo Nobel NV	Netherlands	16,300	676
	BHP Billiton PLC	United Kingdom	30,670	586
	Corporacion Moctezuma SAB de CV	Mexico	15,400	24
	CRH PLC	Ireland	10,600	269
	Linde AG	Germany	5,530	470
	Rio Tinto PLC	United Kingdom	9,530	210
	Symrise AG	Germany	7,335	104

	Total			2,339

	Telecommunication Services (7.0%)
	America Movil SAB de CV, ADR - Series L	Mexico	9,720	301
	BCE, Inc.	Canada	5,710	118
	China Unicom Hong Kong, Ltd.	Hong Kong	134,000	163
	KDDI Corp.	Japan	47	335
	Rogers Communications, Inc.	Canada	5,100	153
	Telefonica SA	Spain	24,140	544
	Vodafone Group PLC	United Kingdom	354,810	725

	Total			2,339

	Utilities (5.0%)
	E.ON AG	Germany	21,370	869
	GDF Suez	France	10,045	500
	NTPC, Ltd.	India	48,670	182
	Tokyo Gas Co., Ltd.	Japan	21,000	106

	Total			1,657

	Total Foreign Common Stocks (Cost: $45,296)			32,916

Preferred Stocks (0.0%)	Country	Shares/ $ Par	Value $ (000’s)
Information Technology (0.0%)
Universo Online SA - UOL	Brazil	4,200	13

Total			13

Total Preferred Stocks (Cost: $19)			13

Total Investments (98.5%) (Cost: $45,315)(a)			32,929

Other Assets, Less Liabilities (1.5%)			506

Net Assets (100.0%)			33,435

*	Non-Income Producing

ADR after the name of a security represents
—American Depositary Receipt.

(a)	At December 31, 2008 the aggregate cost of securities for federal tax purposes (in thousands) was $46,240 and the net unrealized depreciation of investments based on that cost was $13,311 which is comprised of $470 aggregate gross unrealized appreciation and $13,781 aggregate gross unrealized depreciation.

Investments Percentage by Country is based on Net Assets:

Japan	17.9%
France	11.9%
United Kingdom	11.4%
Germany	10.8%
Switzerland	10.3%
Italy	5.6%
Other	32.1%

Total	100.0%

(l)	As of December 31, 2008, portfolio securities with an aggregate value of $30,459 (in thousands) were fair valued under procedures adopted by the Board of Directors.

The Accompanying Notes are an Integral Part of the Financial Statements.

Research International Core Portfolio	77

International Equity Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Participate in the growth of foreign economies by investing primarily in securities with high long-term earnings potential relative to current market values.	$1.0 billion

Portfolio Overview

Mason Street Advisors, the investment adviser for the International Equity Portfolio, has engaged Templeton Investment Counsel, LLC to act as sub-adviser for the Portfolio. Templeton Investment Counsel, LLC has appointed Franklin Templeton Investments (Asia) Limited as an additional sub-adviser for the Portfolio. The Portfolio seeks long-term growth of capital. The Portfolio seeks to achieve this objective by investing primarily in equity securities of issuers from countries outside the U.S. The Portfolio’s holdings will consist primarily of equity securities of issuers in foreign countries. The Portfolio has an unlimited right to purchase securities in any foreign country, developed or undeveloped. The Portfolio’s strategy is to identify and invest in the undervalued stocks of foreign companies offering the greatest discounts to their long-term values. The strategy will reflect a bottom-up, value-oriented and long-term investment philosophy. In choosing equities, the Portfolio’s manager will focus on the market price of a company’s security in relation to its long-term earnings, asset value and cash flow potential. A company’s historical value measure, including price/earnings ratio, profit margins and liquidation value, also will be considered.

Market Overview

Global financial markets endured a brutal 2008, which saw the failure of a number of leading financial institutions, credit markets freeze up and governments around the world take a series of coordinated actions to support economic growth and the financial system itself. The crisis was a result of the sub-prime mortgage meltdown, which spread rapidly through the U.S. financial sector into virtually every segment of global financial markets.

This contagion put to rest the notion of “de-coupling” of international economies and markets from the U.S. Rather, global growth slowed sharply and virtually all markets suffered greatly. For the full year, the MSCI EAFE Index—a measure of large-cap stock performance in the developed economies of Europe, Australasia and the Far East—returned –43.06%. There was little differentiation of return by growth or value styles. Looking at performance by sector, no segment had positive results. Financials performed worst, while the more traditionally defensive Health Care sector held up relatively better. After a bumpy ride for much of the year, the dollar finished higher because of the turmoil, as investors sought a safe haven for their money. The exception was Japan, whose currency and stock market held up the best among the developed economies.

Portfolio Results

For the twelve months ended December 31, 2008, the International Equity Portfolio returned –43.78%, while the MSCI EAFE Index returned –43.06%. (The Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The average return for the Portfolio’s peer group, International Value Funds, was –43.63%, according to Lipper Analytical Services, Inc., an independent mutual fund rating agency.

The Portfolio’s absolute return reflected the unprecedented turmoil affecting the economy and financial markets in what was the most trying year for investors in recent memory. No sector contributed positively to results. Relative to the MSCI EAFE Index, the largest contribution came from an underweight position and stock selection in the hard-hit Financials sector. Stock selection made the Consumer Discretionary sector the leading detractor from relative results.

The key theme explaining the Portfolio’s return relative to the benchmark was exposure to companies that ratcheted down earnings expectations as demand for their products declined along with the pace of global growth. This trend was visible in the Consumer Discretionary sector, where some of the leading detractors were automotive manufacturers or parts providers, such as Hyundai Motors and GKN.

In Health Care, stock selection and allocation decisions hurt most in the pharmaceutical industry. The leading detractors from performance compared with the benchmark tended to be large, less volatile stocks—such as Roche Holdings and AstraZeneca—that held up well and to which we had no exposure.

The leading contribution to Portfolio performance at the sector level came from an underweight position in Financials, the poorest-performing segment of the Index. Our investment process focuses on undervalued companies, which requires a judgment about corporate balance sheets, earnings and security valuations. But many companies in the Finance sector have opaque financial statements, making valuation assessments difficult. Because of this lack of transparency, we were significantly underweight Financial stocks. Stock selection also had a positive effect in the sector, with global property and casualty insurer ACE Limited providing the largest contribution to relative returns.

Telecommunication shares also contributed to relative results for the year, led by France Telecom, Telefonos de Mexico and Telefonica. These traditionally defensive-oriented stocks generally held up well because of their strong financial position, steady cash flow and lack of liquidity or credit problems.

78	International Equity Portfolio

International Equity Portfolio

Outlook

We believe the unprecedented events sweeping global financial markets can provide patient, long-term investors with opportunity when we return to some semblance of normal, functioning markets. We feel the forced selling and deleveraging sweeping markets made little distinction between “good” and “bad” companies. As a result, we are finding no shortage of what we consider to be high-quality companies trading at very attractive levels. Because we build the Portfolio stock by stock from the bottom up, our sector and industry selection as well as capitalization range allocations reflect where we are finding individual securities about which we have the highest conviction at a given time. As of December 31, 2008, the Portfolio’s largest overweight positions were in the Telecommunication Services and Information Technology sectors. The largest sector underweights were in Financials and Consumer Staples.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2008
	1 Year	5 Years	10 Years
International Equity Portfolio	-43.78%	2.94%	3.47%
MSCI EAFE Index (Gross)	-43.06%	2.10%	1.18%
MSCI All Country World (ex-US) Index (Gross)	-45.24%	3.00%	2.27%
Lipper Variable Insurance Products (VIP) International Value Funds Average	-43.63%	0.98%	2.02%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.nmfn.com.

This chart assumes an initial investment of $10,000 made on 12/31/98. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separte account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards.

Top 10 Equity Holdings 12/31/08

Security Description	% of Net Assets
Telefonica SA, ADR	2.6%
France Telecom SA	2.1%
Novartis AG	2.1%
BAE Systems PLC	1.9%
Royal Dutch Shell PLC - Class B	1.8%
E.ON AG	1.8%
Samsung Electronics Co., Ltd.	1.7%
Vodafone Group PLC	1.6%
Deutsche Post AG	1.6%
Nestle SA	1.5%

Sector Allocation 12/31/08

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

International Equity Portfolio	79

International Equity Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2008

	Foreign Common Stocks (97.0%)	Country	Shares/ $ Par	Value $ (000’s)
	Consumer Discretionary (12.4%)
	Accor SA	France	173,000	8,555
	Bayerische Motoren Werke AG	Germany	380,920	11,767
	British Sky Broadcasting Group PLC	United Kingdom	1,864,690	13,168
	Burberry Group PLC	United Kingdom	738,190	2,403
	Compagnie Generale des Etablissements Michelin - Class B	France	260,200	13,711
	Compass Group PLC	United Kingdom	2,915,350	14,684
	GKN PLC	United Kingdom	2,091,540	3,006
*	Hyundai Motor Co.	South Korea	264,580	8,494
	Kingfisher PLC	United Kingdom	3,825,490	7,594
	Mediaset SPA	Italy	1,497,610	8,595
	NGK Spark Plug Co., Ltd.	Japan	550,000	4,404
	Pearson PLC	United Kingdom	697,770	6,573
	Reed Elsevier NV	Netherlands	558,652	6,614
	Sony Corp.	Japan	323,400	7,025
*	Thomson	France	1,088,780	1,480
	Valeo SA	France	135,280	2,021
	Wolters Kluwer NV	Netherlands	166,630	3,162
	Yell Group PLC	United Kingdom	1,590,550	993
	Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	Portugal	89,113	465

	Total			124,714

	Consumer Staples (3.7%)
	Cadbury PLC	United Kingdom	1,534,097	13,631
	Nestle SA	Switzerland	389,800	15,319
	Unilever PLC	United Kingdom	348,295	8,034

	Total			36,984

	Energy (7.8%)
	BP PLC	United Kingdom	1,866,830	14,519
	China Shenhua Energy Co., Ltd.	China	1,578,500	3,385
	Eni SPA	Italy	414,535	9,871
	Gazprom OAO, ADR	Russia	368,660	5,253
	Repsol YPF SA	Spain	493,680	10,566
	Royal Dutch Shell PLC - Class B	United Kingdom	704,315	17,992
	SBM Offshore NV	Netherlands	451,200	5,942
	Total SA	France	205,958	11,284

	Total			78,812

	Financials (17.0%)
	ACE, Ltd.	Switzerland	234,580	12,414
	Australia & New Zealand Banking Group, Ltd.	Australia	89,588	981
	Aviva PLC	United Kingdom	1,715,770	9,858
	AXA SA	France	512,174	11,475
	Banco Santander SA	Spain	906,009	8,787

	Foreign Common Stocks (97.0%)	Country	Shares/ $ Par	Value $ (000’s)
	Financials continued
	Cheung Kong Holdings, Ltd.	Hong Kong	1,035,000	9,867
	DBS Group Holdings, Ltd.	Singapore	1,192,000	7,112
(n),*	DBS Group Holdings, Ltd. - Rights	Singapore	596,000	1,248
	HSBC Holdings PLC	United Kingdom	1,474,937	14,158
	ING Groep NV	Netherlands	683,040	7,175
*	KB Financial Group, Inc.	South Korea	226,500	6,191
	Lloyds TSB Group PLC	United Kingdom	1,671,640	2,165
	Mitsubishi UFJ Financial Group, Inc.	Japan	565,000	3,503
	Mitsubishi UFJ Financial Group, Inc., ADR	Japan	222,000	1,379
	National Australia Bank, Ltd.	Australia	514,532	7,696
	Nomura Holdings, Inc.	Japan	332,400	2,739
	Nordea Bank AB	Sweden	1,536,530	11,209
	Old Mutual PLC	United Kingdom	4,953,850	4,017
	Royal Bank of Scotland Group PLC	United Kingdom	3,000,044	2,201
	Sompo Japan Insurance, Inc.	Japan	1,103,000	8,071
	Standard Chartered PLC	United Kingdom	370,360	4,805
	Swire Pacific, Ltd.	Hong Kong	1,276,500	8,851
	Swiss Re	Switzerland	180,212	8,730
*	UBS AG	Switzerland	1,015,136	14,681
	UniCredit SPA	Italy	860,800	2,154

	Total			171,467

	Health Care (9.5%)
*	Agfa Gevaert NV	Belgium	291,272	764
	Celesio AG	Germany	261,230	7,170
	GlaxoSmithKline PLC	United Kingdom	621,430	11,709
	Lonza Group AG	Switzerland	162,050	14,938
	Merck KGaA	Germany	154,300	14,098
	Novartis AG	Switzerland	424,920	21,230
	Olympus Corp.	Japan	236,500	4,745
	Sanofi-Aventis	France	164,625	10,508
	Takeda Pharmaceutical Co., Ltd.	Japan	208,500	10,806

	Total			95,968

	Industrials (13.1%)
	Atlas Copco AB	Sweden	1,330,560	11,572
	BAE Systems PLC	United Kingdom	3,411,020	18,870
	Deutsche Post AG	Germany	935,380	15,903
	Empresa Brasileira de Aeronautica SA, ADR	Brazil	416,340	6,749
	Hutchison Whampoa, Ltd.	Hong Kong	1,826,000	9,211
	Koninklijke (Royal) Philips Electronics NV	Netherlands	449,135	8,778
*	Loomis AB	Sweden	130,460	817
	Niscayah Group AB	Sweden	652,300	563
	Qantas Airways, Ltd.	Australia	2,552,550	4,802
	Rentokil Initial PLC	United Kingdom	2,672,940	1,736

The Accompanying Notes are an Integral Part of the Financial Statements.

80	International Equity Portfolio

International Equity Portfolio

	Foreign Common Stocks (97.0%)	Country	Shares/ $ Par	Value $ (000’s)
	Industrials continued
*	Rolls-Royce Group PLC	United Kingdom	1,916,990	9,532
	Securitas AB - Class B	Sweden	652,300	5,409
*	Shanghai Electric Group Co., Ltd.	China	23,038,000	9,437
	Siemens AG, ADR	Germany	199,230	15,092
	Smiths Group PLC	United Kingdom	320,326	4,186
*	Vestas Wind Systems A/S	Denmark	167,380	9,997

	Total			132,654

	Information Technology (9.9%)
	BYD Co., Ltd.	China	3,163,000	5,215
*	Check Point Software Technologies, Ltd.	Israel	387,430	7,357
	Compal Electronics, Inc.	Taiwan	6,035,398	3,214
	FUJIFILM Holdings Corp.	Japan	159,300	3,503
	Hitachi, Ltd.	Japan	1,198,000	4,642
*	Infineon Technologies AG	Germany	1,122,690	1,553
	Lite-On Technology Corp.	Taiwan	3,467,876	2,293
	Mabuchi Motor Co., Ltd.	Japan	168,400	6,988
	Nintendo Co., Ltd.	Japan	39,300	15,086
	Samsung Electronics Co., Ltd.	South Korea	46,140	16,709
	SAP AG	Germany	261,040	9,402
	Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	10,165,997	13,933
	Toshiba Corp.	Japan	2,350,000	9,668

	Total			99,563

	Materials (3.8%)
	Akzo Nobel NV	Netherlands	111,700	4,629
	Alumina, Ltd.	Australia	1,908,930	1,907
	BASF SE	Germany	218,600	8,680
	Companhia Vale do Rio Doce, ADR	Brazil	881,000	9,383
*	Domtar Corp.	Canada	1,006,610	1,712
*	Norske Skogindustrier ASA	Norway	978,371	1,948
	Stora Enso OYJ - Class R	Finland	658,140	5,163
	UPM-Kymmene OYJ	Finland	394,760	5,030

	Total			38,452

	Telecommunication Services (13.5%)
	China Telecom Corp., Ltd.	China	17,338,000	6,573
	Chunghwa Telecom Co., Ltd., ADR	Taiwan	364,613	5,688
	France Telecom SA	France	756,770	21,272
*	KT Corp., ADR	South Korea	385,100	5,649
	Nippon Telegraph and Telephone Corp.	Japan	1,930	10,364
	Portugal Telecom SGPS SA	Portugal	632,670	5,395
	SK Telecom Co., Ltd., ADR	South Korea	322,890	5,870
	Telefonica SA, ADR	Spain	395,838	26,676
	Telefonos de Mexico SAB de CV, ADR	Mexico	514,688	10,778
	Telenor ASA	Norway	1,208,610	8,141
	Telmex Internacional SAB de CV, ADR	Mexico	514,688	5,847

	Foreign Common Stocks (97.0%)	Country	Shares/ $ Par	Value $ (000’s)
	Telecommunication Services continued
	Turkcell Iletisim Hizmetleri AS	Turkey	1,315,060	7,584
	Vodafone Group PLC	United Kingdom	8,017,483	16,382

	Total			136,219

	Utilities (6.3%)
	E.ON AG	Germany	440,100	17,884
	Electricite de France	France	258,050	15,072
	GDF Suez	France	300,594	14,961
	Iberdrola SA	Spain	682,240	6,366
*	Korea Electric Power Corp.	South Korea	365,650	8,523
*	Suez Environnement SA	France	78,727	1,334

	Total			64,140

	Total Foreign Common Stocks (Cost: $1,193,785)			978,973

	Short-Term Investments (2.8%)
	Finance Services (1.0%)
	Bryant Park Funding LLC, 1.02%, 1/9/09	United States	10,000,000	9,997

	Total			9,997

	Independent Finance (0.4%)
	HSBC Finance Corp., 0.30%, 1/6/09	United States	4,000,000	4,000

	Total			4,000

	Industrials (1.0%)
	Textron, Inc., 6.25%, 1/6/09	United States	10,000,000	9,991

	Total			9,991

	Oil and Gas (0.4%)
	Sempra Global, 1.00%, 1/2/09	United States	4,100,000	4,100

	Total			4,100

	Total Short-Term Investments (Cost: $28,088)			28,088

	Total Investments (99.8%) (Cost: $1,221,873)(a)			1,007,061

	Other Assets, Less Liabilities (0.2%)			2,306

	Net Assets (100.0%)			1,009,367

The Accompanying Notes are an Integral Part of the Financial Statements.

International Equity Portfolio	81

International Equity Portfolio

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2008 the aggregate cost of securities for federal tax purposes (in thousands) was $1,223,067 and the net unrealized depreciation of investments based on that cost was $216,006 which is comprised of $161,208 aggregate gross unrealized appreciation and $377,214 aggregate gross unrealized depreciation.

Investments Percentage by Country is based on Net Assets:

United Kingdom	20.0%
France	11.1%
Germany	10.1%
Japan	9.2%
Switzerland	8.7%
Spain	5.2%
South Korea	5.1%
Other	30.6%

Total	100.0%

(l)	As of December 31, 2008, portfolio securities with an aggregate value of $878,897 (in thousands) were fair valued under procedures adopted by the Board of Directors.

(n)	At December 31, 2008 portfolio securities with a aggregate value of $1,248 (in thousands) were valued with reference to securities whose values are more readily available.

The Accompanying Notes are an Integral Part of the Financial Statements.

82	International Equity Portfolio

Emerging Markets Equity Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Capital appreciation.	Invest primarily in equity securities of issuers that are tied economically to emerging market counties.	$52 million

Portfolio Overview

Mason Street Advisors, the investment adviser for the Emerging Markets Equity Portfolio, has engaged Massachusetts Financial Services Company to act as sub-adviser for the Portfolio. The objective of the Portfolio is to achieve capital appreciation. The Portfolio seeks to accomplish this by investing at least 80% of its net assets (plus any borrowings for investment purposes) in equity instruments of issuers that are tied economically to emerging market countries. Such equity instruments could include common stocks, preferred stock, securities convertible into stock and ADRs. Emerging market countries may include countries that have emerging market economies, taking into account a number of factors, including whether a particular country has a low to middle economy according to the International Bank for Reconstruction and Development (the World Bank), the country’s foreign currency debt rating, its political and economic stability, and the development of its financial and capital markets.

Market Overview

Global financial markets endured a brutal 2008, which saw the failure of a number of leading financial institutions, credit markets freeze up and governments around the world take a series of coordinated actions to support economic growth and the financial system itself. The crisis was a result of the sub-prime mortgage meltdown, which spread rapidly through the U.S. financial sector into virtually every segment of global financial markets.

This contagion put to rest the notion of “de-coupling” of international economies and markets from the U.S. Rather, global growth slowed sharply and virtually all markets suffered greatly. For the full year, the MSCI EAFE Index—a measure of large-cap stock performance in the developed markets of Europe, Australasia and the Far East—returned –43.06%. Emerging market equities performed even worse, highly levered as they tend to be to economic growth and commodity prices (many are basic materials exporters), both of which turned down sharply in the second half of the year. Looking at performance by sector, no segment had positive results.

Portfolio Results

For the twelve months ended December 31, 2008, the Emerging Markets Equity Portfolio provided a total return after fees and expenses of –55.22%. This compares with a return of –53.18% for the Portfolio’s benchmark, the MSCI Emerging Markets Index. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The average return for the Portfolio’s peer group, Emerging Markets Funds, was –54.07%, according to Lipper Analytical Services, Inc., an independent mutual fund ranking agency.

As evidenced by the returns of the Portfolio’s benchmark, the MSCI Emerging Markets Index, losses among emerging markets equities were significant and broad based during the reporting period. For the Portfolio, security selection in the Materials sector was the primary detractor from relative performance. In this sector, holdings of mining and metal companies Mechel Oao and Evraz Group were among the Portfolio’s top relative detractors over the reporting period.

Stock selection, and to a lesser extent, an underweighted position in the Special Products and Services sector, also hindered relative returns. Holdings of poor-performing real estate brokerage firm LPS Brasil negatively impacted returns for the period.

The Portfolio’s overweighted position in the Energy sector hurt relative performance. Shares of natural gas producer Gazprom and integrated oil company LUKOIL were among the Portfolio’s top detractors within this sector.

Stock selection in the Technology sector helped the Portfolio’s relative performance. Semiconductor firm Taiwan Semiconductor was among the Portfolio’s top relative contributors. Stock selection in the Retailing sector also aided relative returns. Positioning in investment holding company Lewis Group and women’s clothing retailer Foschini helped as both positions significantly outperformed the benchmark. Elsewhere, the Portfolio’s positioning in state-owned telecom operator China Telecom, commercial bank Sberbank and cosmetics firm Natura Cosmeticos bolstered relative performance.

During the reporting period, the Portfolio’s currency exposure was a contributor to relative performance. All of our investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

The Portfolio’s cash position also was a contributor to relative performance. The Portfolio holds cash in anticipation of buying new holdings and to provide liquidity. In a period when equity markets declined, holding cash helped performance versus the benchmark, which has no cash position.

Outlook

Global financial markets remain in the thrall of financial, economic and political developments in the United States. Regardless of changing economic and market conditions, the manager of the Emerging Markets Equity Portfolio expects to

Emerging Markets Equity Portfolio	83

Emerging Markets Equity Portfolio

continue to seek companies that are undergoing fundamental operational improvements and whose shares trade at discounted valuations. As of December 31, 2008, our largest sector overweights were in Utilities and Health Care shares, while Financials and Materials were our leading underweight positions relative to the benchmark.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2008
	1 Year	Since Inception*
Emerging Markets Equity Portfolio	-55.22%	-29.43%
MSCI Emerging Markets Index (Gross)	-53.18%	-25.49%
Lipper Variable Insurance Products (VIP) Emerging Markets Funds Average	-54.07%	–
*Inception date of 4/30/07

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.nmfn.com.

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separte account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards.

Investments in the securities of companies in developing nations impose risks different from, and greater than, risks of investing in developed countries.

The Portfolio may use derivative instruments for hedging purposes as part of its investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Top 10 Equity Holdings 12/31/08

Security Description	% of Net Assets
Samsung Electronics Co., Ltd.	4.4%
China Mobile, Ltd.	4.3%
Teva Pharmaceutical Industries, Ltd., ADR	3.8%
Petroleo Brasileiro SA, ADR	3.7%
Companhia Vale do Rio Doce, ADR	2.9%
Gazprom OAO, ADR	2.6%
Industrial & Commercial Bank of China, Ltd. - Class H	2.4%
MTN Group, Ltd.	2.1%
America Movil SAB de CV, ADR - Series L	2.0%
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	1.9%

Sector Allocation 12/31/08

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

84	Emerging Markets Equity Portfolio

Emerging Markets Equity Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2008

	Foreign Common Stocks (96.5%)	Country	Shares/ $ Par	Value $ (000’s)
	Consumer Discretionary (5.8%)
*	Desarrolladora Homex SAB de CV, ADR	Mexico	4,830	110
	Dufry South America, Ltd.	Bermuda	22,970	164
	Foschini, Ltd.	South Africa	78,020	400
	Genting Bhd	Malaysia	293,300	316
	Grupo Televisa SA, ADR	Mexico	32,800	490
*	Kroton Educacional SA	Brazil	16,500	89
	Lewis Group, Ltd.	South Africa	75,231	386
	PT Astra International Tbk	Indonesia	222,000	224
*	SARE Holding SAB de CV - Class B	Mexico	497,100	106
	Truworths International, Ltd.	South Africa	79,700	291
*	Urbi Desarrollos Urbanos SAB de CV	Mexico	73,020	101
	Woolworths Holdings, Ltd.	South Africa	252,136	343

	Total			3,020

	Consumer Staples (6.8%)
	Asiatic Development Bhd	Malaysia	214,300	221
	Chaoda Modern Agriculture Holdings, Ltd.	Hong Kong	569,920	367
	Companhia de Bebidas das Americas, ADR	Brazil	10,960	486
	Grupo Continental SAB de CV	Mexico	145,010	242
	Hengan International Group Co., Ltd.	Hong Kong	126,000	406
	Kimberly-Clark de Mexico SAB de CV	Mexico	50,620	170
*	KT&G Corp.	South Korea	5,744	358
	Massmart Holdings, Ltd.	South Africa	31,660	286
	Natura Cosmeticos SA	Brazil	20,730	170
	PT Hanjaya Mandala Sampoerna Tbk	Indonesia	292,000	219
	PT Unilever Indonesia Tbk	Indonesia	386,000	280
	Tradewinds Malaysia Bhd	Malaysia	420,200	366

	Total			3,571

	Energy (13.5%)
	China Oilfield Services, Ltd.	China	386,000	315
	CNOOC, Ltd.	Hong Kong	960,000	912
	Gazprom OAO, ADR	Russia	94,250	1,343
	LUKOIL, ADR	Russia	29,540	978
	NovaTek OAO	Russia	15,100	289
	Oil & Natural Gas Corp., Ltd.	India	15,488	214
	Petroleo Brasileiro SA, ADR	Brazil	78,450	1,921
	PT Bumi Resources Tbk	Indonesia	1,056,500	91
	PTT Exploration & Production PCL	Thailand	102,800	316
	Rosneft Oil Co.	Russia	81,650	306
	Tenaris SA, ADR	Luxembourg	7,510	158
	Tupras-Turkiye Petrol Rafinerileri AS	Turkey	22,693	240

	Total			7,083

	Foreign Common Stocks (96.5%)	Country	Shares/ $ Par	Value $ (000’s)
	Financials (17.7%)
	Ayala Land, Inc.	Philippines	2,110,600	292
	Banco Santander Chile, ADR	Chile	10,270	360
	BanColombia SA, ADR	Colombia	5,710	133
	Bank of China, Ltd.	China	1,612,000	444
	Bank of Communications Co., Ltd.	China	397,000	289
	Bank Pekao SA	Poland	6,820	291
	BM&F BOVESPA SA	Brazil	53,400	139
*	Bolsa Mexicana de Valores SAB de CV	Mexico	28,700	21
*	Brasil Brokers Participacoes SA	Brazil	80,900	58
	Cathay Financial Holding Co., Ltd.	Taiwan	331,750	373
	China Construction Bank Corp.	China	1,699,000	940
	China Merchants Bank Co., Ltd.	China	166,500	312
	Credicorp, Ltd.	Bermuda	3,400	170
	First Financial Holding Co., Ltd.	Taiwan	621,888	330
	Grupo Financiero Banorte SAB de CV	Mexico	118,100	215
	Industrial & Commercial Bank of China, Ltd. - Class H	China	2,325,000	1,236
	Komercni Banka AS	Czech Republic	1,739	272
	LPS Brasil - Consultoria de Imoveis SA	Brazil	20,818	59
	Nedbank Group, Ltd.	South Africa	28,000	287
	Powszechna Kasa Oszczednosci Bank Polski SA	Poland	31,670	379
	PT Bank Central Asia Tbk	Indonesia	1,201,000	363
	PT Bank Rakyat Indonesia	Indonesia	589,000	260
	Public Bank Bhd	Malaysia	114,000	290
	Siam Commercial Bank PCL	Thailand	210,400	296
	Standard Bank Group, Ltd.	South Africa	68,520	611
*	Turkiye Garanti Bankasi AS	Turkey	227,960	390
	Unibanco - Uniao de Bancos Brasileiros SA, ADR	Brazil	6,760	437

	Total			9,247

	Health Care (5.4%)
	Diagnosticos da America SA	Brazil	10,700	104
*	Genomma Lab Internacional SAB de CV - Class B	Mexico	373,400	262
	OdontoPrev SA	Brazil	21,600	215
	Ranbaxy Laboratories, Ltd.	India	50,090	261
	Teva Pharmaceutical Industries, Ltd., ADR	Israel	46,310	1,971

	Total			2,813

	Industrials (1.9%)

The Accompanying Notes are an Integral Part of the Financial Statements.

Emerging Markets Equity Portfolio	85

Emerging Markets Equity Portfolio

	Foreign Common Stocks (96.5%)	Country	Shares/ $ Par	Value $ (000’s)
	Industrials continued
	Bharat Heavy Electricals, Ltd.	India	20	0
	Copa Holdings SA - Class A	Panama	5,430	165
	Duratex SA	Brazil	24,900	155
	Empresa Brasileira de Aeronautica SA, ADR	Brazil	5,360	87
	Keppel Corp., Ltd.	Singapore	78,000	238
	Larsen & Toubro, Ltd.	India	15,401	246
	Orascom Construction Industries	Egypt	4,870	124

	Total			1,015

	Information Technology (13.5%)
	Acer, Inc.	Taiwan	251,000	330
*	CSU Cardsystem SA	Brazil	146,000	145
	Delta Electronics, Inc.	Taiwan	185,420	361
	HTC Corp.	Taiwan	35,370	357
	Infosys Technologies, Ltd., ADR	India	25,930	637
	MediaTek, Inc.	Taiwan	59,550	403
	Redecard SA	Brazil	22,900	254
	Samsung Electronics Co., Ltd.	South Korea	6,368	2,306
	Siliconware Precision Industries Co., ADR	Taiwan	64,830	289
	Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	660,120	905
	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	Taiwan	127,844	1,010
	Totvs SA	Brazil	6,100	98

	Total			7,095

	Materials (9.0%)
	Companhia Vale do Rio Doce, ADR	Brazil	124,320	1,506
	Corporacion Moctezuma SAB de CV	Mexico	193,400	303
	Evraz Group SA	Luxembourg	5,460	47
	Grupo Mexico SAB de CV	Mexico	386,030	250
	Impala Platinum Holdings, Ltd.	South Africa	29,540	429
	Israel Chemicals, Ltd.	Israel	48,250	337
*	LG Chem, Ltd.	South Korea	8,010	459
	Makhteshim-Agan Industries, Ltd.	Israel	70,240	229
	Mechel, ADR	Russia	16,520	66
	Novolipetsk Steel OAO	Russia	11,450	117
	Pretoria Portland Cement Co., Ltd.	South Africa	103,337	347
	PT International Nickel Indonesia Tbk	Indonesia	719,000	130
	The Siam Cement PCL	Thailand	121,900	387
*	Suzano Papel e Celulose SA	Brazil	17,400	91

	Total			4,698

	Telecommunication Services (18.6%)
	America Movil SAB de CV, ADR - Series L	Mexico	32,890	1,019
(n)	AS Eesti Telekom	Estonia	14,880	264

Foreign Common Stocks (96.5%)	Country	Shares/ $ Par	Value $ (000’s)
Telecommunication Services continued
Bezeq Israeli Telecommunication Corp., Ltd.	Israel	168,970	278
China Mobile, Ltd.	Hong Kong	219,500	2,226
China Mobile, Ltd., ADR	Hong Kong	19,470	990
China Unicom (Hong Kong), Ltd., ADR	Hong Kong	24,780	302
Chunghwa Telecom Co., Ltd.	Taiwan	415,189	663
Egyptian Co. for Mobile Services	Egypt	15,510	411
Globe Telecom, Inc.	Philippines	15,440	251
Magyar Telekom Telecommunications PLC, ADR	Hungary	17,190	241
Mobile Telesystems OAO, ADR	Russia	16,120	430
MTN Group, Ltd.	South Africa	93,700	1,090
Philippine Long Distance Telephone Co.	Philippines	5,950	274
PT Telekomunikasi Indonesia Tbk	Indonesia	823,500	536
Telkom South Africa, Ltd.	South Africa	24,250	298
Turkcell Iletisim Hizmet AS, ADR	Turkey	20,330	297
Vimpel-Communications, ADR	Russia	26,360	189

Total			9,759

Utilities (4.3%)
AES Tiete SA	Brazil	17,000	109
CEZ	Czech Republic	19,170	787
Equatorial Energia SA	Brazil	19,600	85
Gail India, Ltd.	India	83,225	359
Manila Water Co., Inc.	Philippines	3,169,000	911

Total			2,251

Total Foreign Common Stocks (Cost: $78,226)			50,552

Preferred Stocks (1.7%)	Country	Shares/ $ Par	Value $ (000’s)
Information Technology (0.4%)
Universo Online SA - UOL	Brazil	62,100	196

Total			196

Materials (0.4%)
Usinas Siderurgicas de Minas Gerais SA - Class A	Brazil	17,000	194

Total			194

Utilities (0.9%)
Eletropaulo Metropolitana SA - Class B	Brazil	43,560	480

Total			480

Total Preferred Stocks (Cost: $1,602)			870

The Accompanying Notes are an Integral Part of the Financial Statements.

86	Emerging Markets Equity Portfolio

Emerging Markets Equity Portfolio

Foreign Common Stocks (96.5%)	Country	Shares/ $ Par	Value $ (000’s)
Total Investments (98.2%) (Cost: $79,828)(a)			51,422

Other Assets, Less Liabilities (1.8%)			964

Net Assets (100.0%)			52,386

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2008 the aggregate cost of securities for federal tax purposes (in thousands) was $81,068 and the net unrealized depreciation of investments based on that cost was $29,646 which is comprised of $1,224 aggregate gross unrealized appreciation and $30,870 aggregate gross unrealized depreciation.

InvestmentsPercentage by Country is based on Net Assets:
Brazil	13.5%
Hong Kong	9.9%
Taiwan	9.6%
South Africa	9.1%
Russia	7.1%
China	6.7%
Mexico	6.3%
South Korea	6.0%
Israel	5.4%
Other	26.4%

Total	100.0%

(h)	Forward foreign currency contracts outstanding on December 31, 2008

Type		Principal Amount Covered by Contract (000’s)	Settlement Month	Unrealized Appreciation (000’s)	Unrealized (Depreciation) (000’s)	Net Unrealized Appreciation/ (Depreciation) (000’s)
Buy	TRY	853	5/09	$ 30	$ —	$ 30
Sell	TRY	853	5/09	—	(35)	(35)

				$ 30	$ (35)	$ (5)

TRY - Turkish Lira

(l)	As of December 31, 2008, portfolio securities with an aggregate value of $30,139 (in thousands) were fair valued under procedures adopted by the Board of Directors.

(m)	Amount is less than one thousand.

(n)	At December 31, 2008 portfolio securities with a aggregate value of $264 (in thousands) were valued with reference to securities whose values are more readily available.

The Accompanying Notes are an Integral Part of the Financial Statements.

Emerging Markets Equity Portfolio	87

Money Market Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Maximum current income consistent with liquidity and stability of capital.	Invest in high quality, short-term money market instruments that present minimal credit risk.	$623 million

Portfolio Overview

Mason Street Advisors acts as the investment adviser for the Money Market Portfolio. The Portfolio’s investment objective is to generate maximum current income consistent with liquidity and stability of capital. The Money Market Portfolio, which invests only in high-quality commercial paper and other short-term debt securities with maturities generally not exceeding one year, seeks to provide a moderate return in line with prevailing short-term interest rates. The Portfolio will attempt to maximize its return by trading to take advantage of changing money market conditions and trends.

The Money Market Portfolio will also trade to take advantage of what are believed to be disparities in yield relationships between different money market instruments. This procedure may increase or decrease the Portfolio’s yield depending upon management’s ability to correctly time and execute such transactions. The Money Market Portfolio may only invest in securities that mature in 397 days or fewer from the date of purchase.

Market Overview

The spiraling sub-prime credit crisis took an incredible toll on U.S. financial institutions, the economy and financial markets in 2008. Nowhere was this as evident as in the fixed income markets, where risk aversion, deleveraging and fear of deflation sent segments of the Treasury market to their best year ever, while credit-sensitive bonds endured historic underperformance. In that environment, the Federal Reserve took dramatic steps, effectively cutting its short-term rate target to 0%, intervening in the mortgage, commercial, and consumer debt markets, while Congress passed the $700 billion Troubled Asset Relief Program (TARP).

The year also held a number of important developments for money market investors. First, the Fed’s rate cuts (from 4.25% to effectively 0%) signaled dramatically lower yields on cash-equivalent investments. Second, the freezing of credit markets, extreme risk aversion, and the bankruptcy of Lehman Brothers were precipitating factors in a large, institutional money market fund seeing its net asset value per share fall below $1. In response, the government took significant steps to support money market funds and the short-term commercial paper market in which many money funds invest.

Looking at returns in that environment, money market investments managed modest returns, and were one of very few asset classes to enjoy positive performance in 2008. For the full year, cash-like investments returned 2.06%, as measured by the Merrill Lynch 3-Month T-Bill Index, while stocks and bonds returned –37.00% and 7.02%, as measured by the S&P 500® Stock Index and Citigroup U.S. Broad Investment Grade Bond Index, respectively.

Portfolio Results

For the twelve months ended December 31, 2008, the Portfolio returned 2.76%, outperforming the Merrill Lynch 3-Month Treasury Bill (T-Bill) Index, which returned 2.06%. The average return of the Portfolio’s Money Market Funds peer group was 2.23%, according to Lipper Analytical Services, Inc., an independent mutual fund ranking agency.

The Portfolio’s outperformance relative to the peer group likely resulted from effective management of the Portfolio’s weighted average maturity (WAM) and efforts to avoid problem areas or securities at risk of substantial write-downs.

In terms of Portfolio positioning, we helped performance relative to our Index and peers by maintaining a longer-than-average WAM all year. It is beneficial to have a longer WAM when rates are falling, because it allows the Portfolio to lock in higher yields for a longer time. In addition, we lengthened the Portfolio’s WAM aggressively in September—buying nine-month Treasuries at very attractive yields—and again in November, ahead of the typical, seasonal decline in commercial paper yields at year-end. These trades helped support the Portfolio’s yield at a time when the Fed rapidly accelerated the pace of rate cuts.

We should also point out that despite the problems that affected some other money market funds, we maintained a stable $1 share price, benefiting from the careful monitoring process and risk controls we have in place. What’s more, we enjoyed positive cash flows in this period, allowing us to take advantage of attractive securities and valuations as other funds were selling.

88	Money Market Portfolio

Money Market Portfolio

Outlook

As the challenging economic and financial conditions continue into 2009, we believe the Fed will hold short-term rates near zero for the foreseeable future. In that environment, we are taking a number of steps designed to maintain a competitive, positive yield. First, we envision avoiding investments in securities with negative yields, as we saw on some T-Bills in late 2008. As a result, we anticipate that the Portfolio will maintain a positive but modest yield. Second, we will continue to carefully monitor the quality and health of the issuers whose securities we hold, relying on our compliance and credit processes and controls. Finally, beginning on December 31, 2008, we waived the Portfolio’s management fee on a temporary basis. We will continue to monitor the need for this waiver in light of market and economic developments, and may discontinue the waiver at any time.

AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NOT INSURED OR GUARANTEED

BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT

AGENCY. ALTHOUGH THE MONEY MARKET PORTFOLIO SEEKS TO PRESERVE THE VALUE

OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING

IN THE MONEY MARKET PORTFOLIO.

Money Market Portfolio	89

Money Market Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2008

Money Market Investments (99.8%)	Shares/ $ Par	Value $ (000’s)
Aircraft (4.8%)
Kitty Hawk Funding Corp., 0.60%, 2/2/09	8,000,000	7,996
Kitty Hawk Funding Corp., 1.40%, 1/6/09	6,000,000	5,999
Kitty Hawk Funding Corp., 1.40%, 2/24/09	10,000,000	9,979
Textron Financial Corp., 6.75%, 1/13/09	6,000,000	5,986

Total		29,960

Asset-Backed Securities (3.5%)
Nissan Auto Receivables Owner Trust, Series 2008-C, Class A1, 3.037%, 12/15/09	10,000	10,000
Volkswagen Auto Loan Enhanced Trust, Series 2008-2, Class A1, 2.358%, 1/20/10	12,000	12,000

Total		22,000

Autos (6.9%)
American Honda Finance Corp., 2.319%, 5/5/09 144A	4,670,000	4,670
American Honda Finance Corp., 2.989%, 8/26/09 144A	5,300,000	5,300
American Honda Finance Corp., 4.389%, 1/8/09 144A	9,300,000	9,300
Toyota Motor Credit Corp., 2.05%, 1/21/09	7,500,000	7,491
Toyota Motor Credit Corp., 2.05%, 1/27/09	8,000,000	7,988
Toyota Motor Credit Corp., 3.20%, 3/27/09	8,500,000	8,436

Total		43,185

Commercial Banks Non-US (7.7%)
Bank of Scotland PLC, 1.868%, 10/9/09 144A	3,400,000	3,400
Barclays Bank PLC/New York, 2.446%, 2/27/09	10,100,000	10,100
Barclays US Funding Corp., 2.43%, 3/13/09	13,000,000	12,938
Royal Bank of Canada/New York NY, 5.29%, 2/2/09	5,000,000	5,012
Royal Bank Of Scotland PLC, 3.46%, 2/4/09	12,000,000	11,961
UBS AG/Stamford Branch, 1.03%, 4/19/09	4,465,000	4,465

Total		47,876

	Money Market Investments (99.8%)	Shares/ $ Par	Value $ (000’s)
	Federal Government & Agencies (8.0%)
	Federal Home Loan Bank Corp., 1.80%, 5/13/09	25,000,000	24,835
	Federal National Mortgage Association, 1.95%, 1/26/09	25,000,000	24,966

	Total		49,801

	Finance Lessors (8.6%)
(q)	International Lease Finance Corp., 3.50%, 4/1/09	6,560,000	6,228
	Ranger Funding Co. LLC, 0.45%, 4/3/09	7,000,000	6,992
	Ranger Funding Co. LLC, 1.25%, 3/18/09	5,000,000	4,987
	Ranger Funding Co. LLC, 1.40%, 2/23/09	12,000,000	11,975
	Thunder Bay Funding LLC, 0.75%, 3/10/09	12,000,000	11,983
	Thunder Bay Funding LLC, 1.50%, 1/9/09	8,000,000	7,997
	Thunder Bay Funding LLC, 1.55%, 1/22/09	3,500,000	3,497

	Total		53,659

	Finance Services (23.7%)
	Alpine Securitization Corp., 1.25%, 1/22/09	6,000,000	5,996
	Alpine Securitization Corp., 1.35%, 1/7/09	6,000,000	5,999
	Alpine Securitization Corp., 1.35%, 1/9/09	5,000,000	4,998
	Atlantic Asset Securitization LLC, 1.40%, 1/12/09	10,000,000	9,996
	Atlantic Asset Securitization LLC, 1.50%, 2/4/09	14,000,000	13,980
	Barton Capital LLC, 0.70%, 4/9/09	5,200,000	5,190
	Barton Capital LLC, 0.75%, 1/15/09	1,700,000	1,699
	Barton Capital LLC, 1.45%, 1/7/09	6,000,000	5,998
	Barton Capital LLC, 1.50%, 1/13/09	8,000,000	7,996
	Bryant Park Funding LLC, 0.45%, 3/16/09	4,500,000	4,496
	Bryant Park Funding LLC, 0.75%, 1/8/09	6,300,000	6,299
	Bryant Park Funding LLC, 1.55%, 1/14/09	7,500,000	7,496
	Bryant Park Funding LLC, 2.00%, 1/2/09	4,000,000	4,000

Money Market Investments (99.8%)	Shares/ $ Par	Value $ (000’s)
Finance Services continued
Ciesco LLC, 1.55%, 1/20/09	7,000,000	6,994
Ciesco LLC, 0.25%, 1/15/09	1,600,000	1,600
Ciesco LLC, 1.60%, 1/30/09	7,000,000	6,991
Falcon Asset Securitization Co. LLC, 0.70%, 2/10/09	5,200,000	5,196
Falcon Asset Securitization Co. LLC, 1.10%, 2/11/09	8,500,000	8,489
Falcon Asset Securitization Co. LLC, 1.40%, 1/16/09	2,160,000	2,159
Falcon Asset Securitization Co. LLC, 1.50%, 2/6/09	8,000,000	7,988
Gemini Securitization Corp. LLC, 1.30%, 1/12/09	5,200,000	5,198
Gemini Securitization Corp. LLC, 1.75%, 1/23/09	6,800,000	6,793
Gemini Securitization Corp. LLC, 1.90%, 2/18/09	6,000,000	5,985
Gemini Securitization Corp. LLC, 2.05%, 2/5/09	6,000,000	5,988

Total		147,524

Government (9.5%)
US Treasury N/B, 4.875%, 8/15/09	17,000,000	17,352
US Treasury N/B, 6.00%, 8/15/09	40,700,000	41,860

Total		59,212

Miscellaneous Business Credit Institutions (5.6%)
General Electric Capital Corp., 1.40%, 3/23/09	10,000,000	9,969
General Electric Capital Corp., 1.971%, 2/2/09	10,700,000	10,700
Park Avenue Receivables Corp., 1.40%, 2/12/09	6,000,000	5,990
Park Avenue Receivables Corp., 2.00%, 1/5/09	8,000,000	7,998

Total		34,657

The Accompanying Notes are an Integral Part of the Financial Statements.

90	Money Market Portfolio

Money Market Portfolio

	Money Market Investments (99.8%)	Shares/ $ Par	Value $ (000’s)
	National Commercial Banks (1.9%)
	Bank of America NA, 0.30%, 1/16/09	11,800,000	11,799

	Total		11,799

	Other Holdings (–%)
	Northwestern Mutual Life Insurance Co. Capital Support Agreement, 0.00%, 7/19/09	23,570,000	–

	Total		–

	Personal Credit Institutions (6.3%)
	American Express Bank FSB, .568%, 6/22/09	8,000,000	7,970
(q)	Associates Corp. of North America, 8.55%, 7/15/09	7,010,000	7,001
	HSBC Finance Corp., 1.50%, 2/3/09	10,000,000	9,986
	HSBC Finance Corp., 1.75%, 1/29/09	6,000,000	5,992
	HSBC Finance Corp., 2.05%, 1/28/09	8,000,000	7,988

	Total		38,937

	Security Brokers and Dealers (2.2%)
	The Goldman Sachs Group, Inc., 1.625%, 6/19/09	3,827,000	3,815
(q)	The Goldman Sachs Group, Inc., 3.875%, 1/15/09	10,000,000	9,996

	Total		13,811

	Short Term Business Credit (11.1%)
	Caterpillar Financial Services Corp., 2.259%, 3/10/09	10,970,000	10,970
	Liberty Street Funding LLC, 0.55%, 2/17/09	7,000,000	6,995
	Liberty Street Funding LLC, 1.65%, 1/6/09	7,500,000	7,498
	Liberty Street Funding LLC, 2.10%, 2/13/09	6,000,000	5,985

Money Market Investments (99.8%)	Shares/ $ Par	Value $ (000’s)
Short Term Business Credit continued
Old Line Funding LLC, 0.60%, 2/17/09	5,000,000	4,996
Old Line Funding LLC, 0.65%, 3/20/09	2,700,000	2,696
Old Line Funding LLC, 1.65%, 3/2/09	12,000,000	11,967
Sheffield Receivables Corp., 0.65%, 2/2/09	6,000,000	5,997
Sheffield Receivables Corp., 1.20%, 1/5/09	2,800,000	2,800
Sheffield Receivables Corp., 1.65%, 3/4/09	9,000,000	8,974

Total		68,878

Total Money Market Investments (Cost: $621,786)		621,299

Total Investments (99.8%) (Cost: $621,786)(a)		621,299

Other Assets, Less Liabilities (0.2%)		1,321

Net Assets (100.0%)		622,620

144A after the name of a security represents A security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008 the value of these securities (in thousands) was $22,670, representing 3.64% of the net assets.

(q)	Security covered by Capital Support Agreement.

The Accompanying Notes are an Integral Part of the Financial Statements.

Money Market Portfolio	91

Short-Term Bond Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Provide as high a level of current income as is consistent with prudent investment risk.	Invest primarily in a diversified portfolio of high quality debt securities.	$70 million

Portfolio Overview

Mason Street Advisors acts as the investment adviser for the Short-Term Bond Portfolio. The primary investment objective of the Portfolio is to provide as high a level of current income as is consistent with prudent investment risk. Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in a diversified portfolio of investment grade debt securities. Investment grade securities are securities rated “investment grade” by at least one qualified rating agency or, if unrated, determined by the Portfolio’s Adviser to be of comparable quality. The Portfolio may invest up to 20% of net assets in non-investment grade, high yield/high risk bonds (so called “junk bonds”). Also, the Portfolio may invest up to 30% of net assets in foreign securities, consistent with its investment objective. Under normal market conditions, the Portfolio attempts to maintain a duration (the Portfolio’s sensitivity to changes in interest rates) of between one and three years. The Portfolio may invest in mortgage-and asset-backed securities. Securities are selected primarily based upon rigorous analysis of interest rates, the economy, and credit and call risks. Both a top-down and bottom-up investment approach is used to construct the portfolio of investments. The top-down investment approach involves an evaluation of the overall economic environment and its potential for performance based on economic and business cycles. The bottom-up investment approach focuses on fundamental research of issuers to identify issuers that appear to have strong relative credit quality, solid balance sheets, improving company specific fundamentals, and free cash flow. The proportion of the Portfolio’s assets committed to investments in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on economic outlook, the financial markets and other factors.

Market Overview

The spiraling sub-prime credit crisis took an incredible toll on U.S. financial institutions, the economy and financial markets in 2008. Nowhere was this as evident as in the fixed income markets, where risk aversion, deleveraging and fear of deflation sent segments of the Treasury market to their best year ever, while credit-sensitive bonds endured historic underperformance. Economic conditions deteriorated sharply over the course of the year, as the economy entered its first recession since 2002. In that environment, the Federal Reserve took dramatic steps, effectively cutting its short-term rate target to 0%, intervening in the mortgage, commercial, and consumer debt markets, while Congress passed the $700 billion Troubled Asset Relief Program (TARP). Against that backdrop, the Citigroup U.S. Broad Investment Grade (BIG) Bond Index (a broad-based bond index) rose 7.02%, led by gains in Treasury and government-backed mortgage debt, while corporate bonds endured their worst year ever, according to Merrill Lynch.

Portfolio Results

For the twelve months ended December 31, 2008, the Short-Term Bond Portfolio had a total return of 2.71%. By comparison, the Barclays Capital U.S. Aggregate 1-3 Year Government/Corporate Index returned 4.62%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The average return for the Portfolio’s peer group, Short-Intermediate Investment-Grade Debt Funds, was –2.43%, according to Lipper Analytical Services, Inc. (Lipper), an independent mutual fund ranking agency.

The Portfolio’s performance relative to its peers and Index can largely be explained by its sector allocation. Almost two-thirds of the Index was weighted toward Treasury and government agency bonds, which were the best-performing segment of the market in 2008. Meanwhile, the Portfolio and Lipper peer group invested across the investment grade fixed income spectrum. In 2008, corporate, mortgage-, and asset-backed securities significantly underperformed government bonds, and the Portfolio had more of these credit-sensitive securities than the Index, but presumably less than many of its peers.

We manage the Portfolio using a patient, long-term relative value approach to investing, looking for the best values across the fixed income market, looking to buy assets with the best risk/reward trade-offs we can find. As a result of that approach, we were significantly underweight Treasury bonds in 2008, particularly late in the year as Treasury yields approached record lows. In addition, many of the Treasuries we did hold tended to be inflation-protected securities. Those decisions detracted from performance relative to the Index because plain-vanilla Treasury bonds outperformed every other asset class in 2008, including inflation-adjusted Treasuries. Nevertheless, we thought this positioning made sense because we reduced our exposure to what we believe is the last remaining asset bubble (Treasuries) and were able to buy future inflation protection at what we considered cheap prices.

92	Short-Term Bond Portfolio

Short-Term Bond Portfolio

A key positive contribution to performance relative to the Index and our peers was a large position (about a quarter of assets) in short-term bank paper backed by the Federal Deposit Insurance Corporation (FDIC). These bonds were issued with yields that were 150 basis points over like-maturity Treasuries, despite the fact that they too carry a government guarantee. These bonds performed very well late in 2008 when investors started looking beyond Treasury bonds to government agency-backed debt. This sort of trade exemplified our risk/reward, relative value approach at work—we were able to add significant additional yield on a large chunk of the Portfolio at little additional risk.

Outlook

We remain in a remarkable period where historical valuation and yield relationships in the fixed income markets are at unprecedented levels. At the sector level, this argues for a significant underweight to traditional Treasuries in favor of high quality, higher yielding paper where the government is your ally—our FDIC bonds are good examples. This is a point we cannot stress enough—there are no shortage of high quality assets trading at distressed levels. And with real questions about the likely length and depth of the recession, we see no reason to dip down into lower quality bonds. Add it all up, and we are likely to manage the Portfolio’s sensitivity to interest rate and yield curve changes conservatively, while working to capitalize on relative value disparities through our sector allocation and security selection.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2008
	1 Year	Since Inception*
Short-Term Bond Portfolio	2.71%	3.49%
Barclays Capital U.S. Aggregate 1-3 Years Index**	4.62%	5.66%
Lipper Variable Insurance Products (VIP) Short-Intermediate Investment Grade Debt Funds Average	-2.43%	–

*Inception date of 4/30/07

** Prior to November 1, 2008, the Barclays Capital U.S. Aggregate

1-3 Years Index was known as the Lehman Brothers U.S. Aggregate

1-3 Years Index.

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.nmfn.com.

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separte account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Return of principal is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance.

Short-Term Bond Portfolio	93

Short-Term Bond Portfolio

Top 10 Fixed Income Holdings 12/31/08
Security Description	% of Net Assets
Federal National Mortgage Association, Various	8.0%
Federal National Mortgage Association, 3.875%, 7/12/13	7.6%
US Treasury, Various	6.9%
Wells Fargo Mortgage Backed Securities Trust, Series 2004-N, Class A6, 4.00%, 8/25/34	4.7%
John Deere Owner Trust, Various	3.3%
Banc of America Mortgage Securities, Inc., Series 2004-G, Class 2A6, 4.648%, 8/25/34	2.8%
Washington Mutual Commercial Mortgage Securities Trust, Various	2.6%
Thornburg Mortgage Securities Trust, Series 2006-1, Class A3, .641%, 1/25/46	2.3%
LB-UBS Commercial Mortgage Trust, Series 2001-WM, Class A2, 6.53%, 7/14/16	2.1%
Bank of America Corp., Various	1.9%

Sector Allocation 12/31/08

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

The Corporate Bonds sector includes bonds of companies and governments headquartered outside the United States.

The Government and Structured Product categories include domestic taxable bonds.

Consistent with the Portfolio’s stated parameters, no more than 30% of the Portfolio is invested in foreign securities, and no more than 20% is invested in high yield securities.

94	Short-Term Bond Portfolio

Short-Term Bond Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2008

Corporate Bonds (37.2%)	Shares/ $ Par	Value $ (000’s)
Aerospace/Defense (1.1%)
BAE Systems Holdings, Inc., 4.75%, 8/15/10 144A	250,000	249
L-3 Communications Corp., 7.625%, 6/15/12	250,000	244
Northrop Grumman Systems Corp., 7.125%, 2/15/11	250,000	260

Total		753

Auto Manufacturing (0.7%)
Daimler Finance North America LLC, 5.75%, 9/8/11	250,000	211
Daimler Finance North America LLC, 7.20%, 9/1/09	250,000	243

Total		454

Banking (16.9%)
American Express Bank, FSB, 3.15%, 12/9/11	1,000,000	1,008
Bank of America Corp., 3.125%, 6/15/12	1,000,000	1,039
Bank of America Corp., 4.50%, 8/1/10	250,000	250
Bank of Scotland PLC, 5.625%, 7/20/09 144A	250,000	248
Barclays Bank PLC, 7.40%, 12/15/09	390,000	392
Citigroup, Inc., 6.50%, 8/19/13	200,000	202
Countrywide Home Loans, Inc., 4.125%, 9/15/09	270,000	267
Credit Suisse USA, Inc., 5.50%, 8/16/11	225,000	224
The Goldman Sachs Group, Inc., 3.25%, 6/15/12	1,000,000	1,043
HSBC USA, Inc., 3.125%, 12/16/11	1,000,000	1,038
JPMorgan Chase & Co., 4.75%, 5/1/13	250,000	247
KeyBank NA, 3.20%, 6/15/12	1,000,000	1,039
Mellon Funding Corp., 3.25%, 4/1/09	185,000	184
Merrill Lynch & Co., 4.25%, 2/8/10	35,000	34
Merrill Lynch & Co., 4.79%, 8/4/10	215,000	209
Morgan Stanley, 6.60%, 4/1/12	250,000	242
National City Corp., 3.125%, 4/30/09	300,000	294

Corporate Bonds (37.2%)	Shares/ $ Par	Value $ (000’s)
Banking continued
PNC Funding Corp., 2.30%, 6/22/12	1,000,000	1,010
PNC Funding Corp., 7.50%, 11/1/09	250,000	250
Regions Bank, 3.25%, 12/9/11	1,000,000	1,040
SunTrust Bank, 3.00%, 11/16/11	1,000,000	1,034
U.S. Bancorp, 4.50%, 7/29/10	250,000	249
Wells Fargo Bank NA, 7.55%, 6/21/10	268,000	279

Total		11,822

Cable/Media/Broadcasting/Satellite (1.0%)
CBS Corp., 7.70%, 7/30/10	250,000	244
Comcast Corp., 5.45%, 11/15/10	250,000	247
Viacom, Inc., 5.75%, 4/30/11	250,000	227

Total		718

Consumer Products (0.2%)
Colgate-Palmolive Co., 4.20%, 5/15/13	125,000	128

Total		128

Electric Utilities (3.7%)
Appalachian Power Co., 6.60%, 5/1/09	138,000	137
Consolidated Edison Co. of New York, 3.85%, 6/15/13	250,000	236
Consumers Energy Co., 4.80%, 2/17/09	250,000	249
The Detroit Edison Co., 6.125%, 10/1/10	250,000	251
Duke Energy Carolinas LLC, 4.50%, 4/1/10	250,000	250
Florida Power Corp., 4.50%, 6/1/10	250,000	248
Nevada Power Co., 6.50%, 4/15/12	250,000	239
Pacific Gas & Electric Co., 3.60%, 3/1/09	250,000	249
PacifiCorp, 5.45%, 9/15/13	250,000	256
PPL Electric Utilities Corp., 6.25%, 8/15/09	250,000	251
Virginia Electric and Power Co., 4.50%, 12/15/10	250,000	247

Total		2,613

	Corporate Bonds (37.2%)	Shares/ $ Par	Value $ (000’s)
	Electronics (0.5%)
	IBM International Group Capital LLC, 5.05%, 10/22/12	325,000	339

	Total		339

	Food Processors (0.4%)
	Kraft Foods, Inc., 5.625%, 11/1/11	155,000	159
	Kraft Foods, Inc., 6.25%, 6/1/12	95,000	98

	Total		257

	Gas Pipelines (0.7%)
	Enterprise Products Operating LP, 4.625%, 10/15/09	250,000	242
	Kinder Morgan Energy Partners, L.P., 6.30%, 2/1/09	250,000	250

	Total		492

	Independent Finance (2.2%)
	American General Finance Corp., 4.625%, 5/15/09	250,000	214
	General Electric Capital Corp., 3.00%, 12/9/11	1,000,000	1,034
	General Electric Capital Corp., 5.25%, 10/19/12	25,000	25
(n)	General Motors Acceptance Corp. LLC, 7.50%, 12/31/13 144A	10,000	7
	General Motors Acceptance Corp. LLC, 7.75%, 1/19/10	100,000	89
(n)	General Motors Acceptance Corp. LLC, 8.00%, 12/31/18 144A	12,000	6
	International Lease Finance Corp., 5.45%, 3/24/11	250,000	184

	Total		1,559

	Industrials - Other (0.3%)
	D.R. Horton, Inc., 7.875%, 8/15/11	250,000	215

	Total		215

	Oil and Gas (1.3%)
	Anadarko Finance Co., 6.75%, 5/1/11	250,000	250
	Burlington Resources Finance Co., 6.40%, 8/15/11	250,000	257
	Devon Financing Corp. ULC, 6.875%, 9/30/11	250,000	252

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio	95

Short-Term Bond Portfolio

Corporate Bonds (37.2%)	Shares/ $ Par	Value $ (000’s)
Oil and Gas continued
Tesoro Corp., 6.25%, 11/1/12	250,000	172

Total		931

Other Finance (1.5%)
Capmark Financial Group, Inc., 5.875%, 5/10/12	100,000	34
John Deere Capital Corp., 2.875%, 6/19/12	1,000,000	1,029

Total		1,063

Paper and Forest Products (0.4%)
International Paper Co., 4.00%, 4/1/10	250,000	241

Total		241

Railroads (1.3%)
Burlington Northern Santa Fe Corp., 6.125%, 3/15/09	250,000	250
Canadian National Railway Co., 4.25%, 8/1/09	198,000	198
Norfolk Southern Corp., 6.75%, 2/15/11	237,000	240
Union Pacific Corp., 3.875%, 2/15/09	250,000	250

Total		938

Real Estate Investment Trusts (1.1%)

AvalonBay Communities, Inc., 7.50%, 8/1/09	390,000	377
Duke Realty LP, 5.625%, 8/15/11	250,000	194
Simon Property Group LP, 5.375%, 6/1/11	250,000	211

Total		782

Retail Food and Drug (0.7%)
CVS/Caremark Corp., 4.00%, 9/15/09	250,000	247
Safeway, Inc., 7.50%, 9/15/09	250,000	254

Total		501

Retail Stores (1.1%)
The Home Depot, Inc., 4.625%, 8/15/10	250,000	247
J.C. Penney Corp., 8.00%, 3/1/10	250,000	243
Macy’s Retail Holdings, Inc., 6.30%, 4/1/09	250,000	244

Total		734

Telecommunications (1.8%)
AT&T, Inc., 4.125%, 9/15/09	293,000	294
Deutsche Telekom International Finance BV, 8.00%, 6/15/10	250,000	258

Corporate Bonds (37.2%)	Shares/ $ Par	Value $ (000’s)
Telecommunications continued
Rogers Wireless, Inc., 9.625%, 5/1/11	200,000	209
Sprint Capital Corp., 7.625%, 1/30/11	250,000	209
Vodafone Group PLC, 7.75%, 2/15/10	250,000	255

Total		1,225

Vehicle Parts (0.3%)
Johnson Controls, Inc., 5.25%, 1/15/11	250,000	230

Total		230

Total Corporate Bonds (Cost: $26,305)		25,995

Governments (14.5%)
Governments (14.5%)
Federal National Mortgage Association, 3.875%, 7/12/13	5,000,000	5,306
US Treasury, 2.125%, 4/30/10	422,000	432
US Treasury, 2.375%, 8/31/10	1,950,000	2,009
US Treasury, 3.125%, 8/31/13	175,000	189
US Treasury Inflation Index Bond, 0.875%, 4/15/10	2,287,140	2,149
Total Governments (Cost: $9,809)		10,085

Structured Products (45.3%)
Structured Products (45.3%)
Banc of America Mortgage Securities, Inc., Series 2004-G, Class 2A6, 4.648%, 8/25/34	2,000,000	1,921
Capital One Multi-Asset Execution Trust, Series 2007-A6, Class A6, 1.265%, 5/15/13	875,000	788
Capital One Prime Auto Receivables Trust, Series 2006-2, Class A4, 4.94%, 7/15/12	1,000,000	956
Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-31, Class 2A1, 5.471%, 1/25/36	745,358	535
Federal Home Loan Mortgage Corp., 5.00%, 4/1/18	509,296	526

	Structured Products (45.3%)	Shares/ $ Par	Value $ (000’s)
	Structured Products continued
(b)	Federal Home Loan Mortgage Corp., Series 2439, Class LH, 6.00%, 4/15/32	500,000	515
	Federal Home Loan Mortgage Corp., 7.00%, 12/1/35	707,674	738
	Federal National Mortgage Association, 5.00%, 5/1/20	1,577,807	1,624
	Federal National Mortgage Association, 6.00%, 8/1/22	1,701,507	1,768
	Federal National Mortgage Association, 6.50%, 12/1/37	1,801,853	1,874
(b)	Federal National Mortgage Association, 6.50%, 9/1/38	335,515	349
	First Union National Bank Commercial Mortgage Trust, Series 1999-C4, Class E, 7.939%, 12/15/31 144A	1,000,000	945
	John Deere Owner Trust, Series 2008-A, Class A4, 4.89%, 3/16/15	1,000,000	906
	John Deere Owner Trust, Series 2007-A, Class A3, 5.04%, 7/15/11	847,264	842
	John Deere Owner Trust, Series 2007-A, Class A4, 5.07%, 4/15/14	1,500,000	1,428
	LB-UBS Commercial Mortgage Trust, Series 2003-C7, Class A2, 4.064%, 9/15/27	150,024	145
	LB-UBS Commercial Mortgage Trust, Series 2001-WM, Class A2, 6.53%, 7/14/16 144A	1,500,000	1,457
	MBNA Master Credit Card Trust, Series 2000- E, Class A, 7.80%, 10/15/12	700,000	706
	Morgan Stanley Capital I, Inc., Series 1999-FNV1, Class C, 6.80%, 3/15/31	1,000,000	997
	Morgan Stanley Dean Witter Capital I, Inc., Series 2000-LIF2, Class A2, 7.20%, 10/15/33	192,362	191
	Nissan Auto Receivables Owner Trust, Series 2005-C, Class A4, 4.31%, 3/15/11	507,791	502
	Nissan Auto Receivables Owner Trust, Series 2006-A, Class A4, 4.77%, 7/15/11	1,000,000	990

The Accompanying Notes are an Integral Part of the Financial Statements.

96	Short-Term Bond Portfolio

Short-Term Bond Portfolio

Structured Products (45.3%)	Shares/ $ Par	Value $ (000’s)
Structured Products continued
Nordstrom Private Label Credit Card Master Note Trust, Series 2007-1A, Class A, 4.92%, 5/15/13 144A	963,000	919
Thornburg Mortgage Securities Trust, Series 2006-5, Class A1, .591%, 9/25/46	1,009,187	836
Thornburg Mortgage Securities Trust, Series 2006-1, Class A3, .641%, 1/25/46	1,583,733	1,578
Thornburg Mortgage Securities Trust, Series 2007-2, Class A3A, 1.525%, 6/25/37	794,307	662
USAA Auto Owner Trust, Series 2008-2, Class A4, 5.16%, 11/15/13	1,000,000	885
WaMu Commercial Mortgage Securities Trust, Series 2005-C1A, Class A2, 5.15%, 5/25/36 144A	979,732	947
Washington Mutual Commercial Mortgage Securities Trust, Series 2003-C1A, Class A, 3.83%, 1/25/35 144A	899,171	853
Wells Fargo Mortgage Backed Securities Trust, Series 2004-N, Class A6, 4.00%, 8/25/34	3,450,000	3,296
World Financial Properties, 6.91%, 9/1/13 144A	887,900	905

Total Structured Products (Cost: $32,529)		31,584

	Short-Term Investments (0.7%)	Shares/ $ Par	Value $ (000’s)
	Federal Government & Agencies (0.3%)
(b)	Federal National Mortgage Association, 0.20%, 3/30/09	200,000	200

	Total		200

	Miscellaneous Business Credit Institutions (0.4%)
(b)	Duke Energy Corp., 4.00%, 1/5/09	300,000	300

	Total		300

	Total Short-Term Investments (Cost: $500)		500

	Total Investments (97.7%) (Cost: $69,143)(a)		68,164

	Other Assets, Less Liabilities (2.3%)		1,633

	Net Assets (100.0%)		69,797

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008 the value of these securities (in thousands) was $6,536, representing 9.36% of the net assets.

(a)	At December 31, 2008 the aggregate cost of securities for federal tax purposes (in thousands) was $69,146 and the net unrealized depreciation of investments based on that cost was $982 which is comprised of $1,120 aggregate gross unrealized appreciation and $2,102 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
US Two Year Treasury Note (Long) (Total Notional Value at December 31, 2008, $1,291)	6	3/09	$ 18

(n)	At December 31, 2008 portfolio securities with a aggregate market value of $13 (in thousands) were valued with reference to securities whose values are more readily available.

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio	97

Select Bond Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Realize as high a level of total return as is consistent with prudent investment risk. A secondary objective is to seek preservation of shareholders’ capital.	Invest primarily in high quality corporate bonds, U.S. government bonds and government agency securities.	$1.1 billion

Portfolio Overview

Mason Street Advisors acts as the investment adviser for the Select Bond Portfolio. The Portfolio seeks to realize as high a level of total return as is consistent with prudent investment risk; a secondary objective is to seek preservation of shareholders’ capital. The Portfolio seeks to achieve these objectives by investing at least 80% of net assets (plus any borrowings for investment purposes) in a diversified portfolio of investment grade debt securities with maturities exceeding one year. The Portfolio invests in both domestic and foreign debt securities that are rated investment grade by at least one major rating agency, or if unrated, determined by management to be of comparable quality. Up to 20% of net assets may be invested in below investment grade securities. The Portfolio is actively managed to seek to take advantage of changes in interest rates, credit quality and maturity based on management’s outlook for the economy, the financial markets and other factors.

Market Overview

The spiraling sub-prime credit crisis took an incredible toll on U.S. financial institutions, the economy and financial markets in 2008. Nowhere was this as evident as in the fixed income markets, where risk aversion, deleveraging and fear of deflation sent segments of the Treasury market to their best year ever, while credit-sensitive bonds endured historic underperformance. Economic conditions deteriorated sharply over the course of the year, as the economy entered its first recession since 2002. In that environment, the Federal Reserve took dramatic steps, effectively cutting its short-term rate target to 0%, intervening in the mortgage, commercial, and consumer debt markets, while Congress passed the $700 billion Troubled Asset Relief Program (TARP). Against that backdrop, the Citigroup U.S. Broad Investment Grade (BIG) Bond Index (a broad-based bond index) rose 7.02%, led by gains in Treasury and government-backed mortgage debt, while corporate bonds endured their worst year ever, according to Merrill Lynch.

Portfolio Results

For the twelve months ended December 31, 2008, the Select Bond Portfolio had a total return of 3.26%. By comparison, the Citigroup BIG Index returned 7.02% for the year. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The average return for the Portfolio’s peer group, A-Rated Corporate Debt Funds was –5.23%, according to Lipper Analytical Services, Inc., an independent mutual fund ranking agency.

Select Bond’s performance relative to its peers and Index can largely be explained by its sector allocation. Corporate, mortgage-, and asset-backed securities significantly underperformed Treasuries in 2008, and the portfolio had more of these credit-sensitive securities than the Index, but apparently less than many of its peers.

We take a patient, long-term approach to investing, looking for high quality assets at attractive prices. But managing the Portfolio with an eye toward the long term carries the risk of short-term set-backs as we build positions in out-of-favor segments of the market.

For example, as Treasury yields fell to record lows across the maturity spectrum, we were selling these bonds and reducing our sensitivity to interest rate changes. Similarly, the difference in yield between plain vanilla and inflation adjusted Treasuries narrowed so dramatically in the fourth quarter that it implied inflation running below 1% a year for the next ten years. And this was at a time when the Fed was taking unprecedented steps to support the economy and employing policies that we felt almost certainly would prove inflationary down the road. So, while many people were dumping inflation-adjusted bonds, we were buying them. These trades detracted from performance compared with our Index in 2008, but we reduced our exposure to what is arguably the last remaining asset bubble (Treasuries) and bought future inflation protection at what we consider cheap prices.

In the mortgage slice, we took advantage of the dislocations in the market to add high quality mortgage- and asset-backed securities trading at levels once reserved for low-quality, high-yield bonds. Again, we viewed these as excellent long-term plays, though they underperformed in 2008. And while it hurt performance relative to the Index to hold more corporate bonds, we mitigated some of the poor performance by holding shorter-term, higher quality securities in more defensive sectors of the economy. Finally, the Portfolio had limited exposure to Lehman Brothers, representing less than 1% of total assets, but which still hurt performance after the investment bank’s September bankruptcy filing.

98	Select Bond Portfolio

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Outlook

We remain in a remarkable period where historical valuation and yield relationships in the fixed income markets are at unprecedented levels. At the sector level, this argues for a significant underweight to traditional Treasuries in favor of high quality, higher yielding paper where the government is your ally—Fannie Mae, Freddie Mac, and FDIC bonds are all good examples. This is a point we cannot stress enough—there are no shortage of high quality assets trading at distressed levels. And with real questions about the likely length and depth of the recession, we see no reason to dip down into lower quality bonds. Add it all up, and we are likely to continue to manage the Portfolio’s price sensitivity to interest rate changes conservatively, while working to capitalize on relative value disparities through our sector allocation and security selection.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2008
	1 Year	5 Years	10 Years
Select Bond Portfolio	3.26%	4.06%	5.68%
Citigroup U.S. Broad Investment Grade Index	7.02%	5.10%	5.85%
Barclays Capital U.S. Aggregate Index**	5.24%	4.65%	5.63%
Lipper Variable Insurance Products (VIP) Corporate Debt Funds A- Rated Average	-5.23%	1.97%	3.94%

** Prior to November 1, 2008, the Barclays Capital U.S. Aggregate Index was known as the Lehman Brothers U.S. Aggregate Index.

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.nmfn.com.

This chart assumes an initial investment of $10,000 made on 12/31/98. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separte account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Return of principal is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance.

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Select Bond Portfolio

   Top 10 Fixed Income Holdings 12/31/08

Security Description	% of Net Assets
Federal National Mortgage Association, Various	26.1%
Federal Home Loan Mortgage Corp., Various	11.6%
US Treasury, Various	9.0%
Federal Home Loan Mortgage Corp., 4.875%, 6/13/18	3.6%
AEP Texas Central Transition Funding LLC, Series 2006-A, Class A5, 5.306%, 7/1/21	1.3%
Banc of America Commercial Mortgage, Inc., Series 2007-2, Class A4, 5.688%, 4/10/49	0.8%
US Department of Housing & Urban Development, Various	0.7%
Federal National Mortgage Association Aces, Series 2006-M1, Class C, 5.355%, 2/25/16	0.7%
Nordstrom Private Label Credit Card Master Note Trust, Series 2007-1A, Class A, 4.92%, 5/15/13	0.6%
Chase Issuance Trust, Series 2007-A17, Class A, 5.12%, 10/15/14	0.6%

Sector Allocation 12/31/08

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

The Corporate Bonds sector includes bonds of companies and governments headquartered outside the United States.

The Government and Structured Product categories include domestic taxable bonds.

Consistent with the Portfolio’s stated parameters, no more than 30% of the Portfolio is invested in foreign securities, and no more than 20% is invested in high yield securities.

100	Select Bond Portfolio

Select Bond Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2008

	Preferred Stocks (0.0%)	Shares/ $ Par	Value $ (000’s)
	Independent Finance (0.0%)
(n)*	Preferred Blocker, Inc., 9.00%, 12/31/49 144A	207	52

	Total		52

	Total Preferred Stocks (Cost: $52)		52

	Corporate Bonds (28.9%)
	Aerospace/Defense (0.9%)
	BAE Systems Holdings, Inc., 5.20%, 8/15/15 144A	705,000	656
	General Dynamics Corp., 4.25%, 5/15/13	890,000	890
	L-3 Communications Corp., 6.375%, 10/15/15	3,050,000	2,851
	Litton Industries, Inc., 6.75%, 4/15/18	1,000,000	1,112
	Lockheed Martin Corp., 6.15%, 9/1/36	735,000	797
	Raytheon Co., 5.50%, 11/15/12	3,680,000	3,720

	Total		10,026

	Auto Manufacturing (0.2%)
	Daimler Finance North America LLC, 5.75%, 5/18/09	1,940,000	1,883
	Daimler Finance North America LLC, 8.50%, 1/18/31	240,000	175

	Total		2,058

	Banking (5.2%)
	American Express Bank, FSB, 3.15%, 12/9/11	2,650,000	2,671
	BA Covered Bond Issuer, 5.50%, 6/14/12 144A	2,505,000	2,580
	Bank of America Corp., 5.42%, 3/15/17	415,000	369
	Bank of America Corp., 5.65%, 5/1/18	3,550,000	3,571
	Bank of America Corp., 8.125%, 12/29/49	2,210,000	1,653
	The Bank of New York Mellon Corp., 4.95%, 11/1/12	210,000	213
	Bank One Corp., 5.25%, 1/30/13	2,835,000	2,765
	Barclays Bank PLC, 6.05%, 12/4/17 144A	255,000	225

	Corporate Bonds (28.9%)	Shares/ $ Par	Value $ (000’s)
	Banking continued
	Barclays Bank PLC, 7.7%, 4/26/49 144A	300,000	198
	The Bear Stearns Companies LLC, 7.25%, 2/1/18	440,000	482
	BNP Paribas, 7.195%, 6/29/49 144A	200,000	127
	Citigroup Capital XXI, 8.3%, 12/21/57	555,000	428
	Citigroup, Inc., 5.125%, 5/5/14	1,645,000	1,546
	Citigroup, Inc., 6.125%, 11/21/17	1,315,000	1,329
	Citigroup, Inc., 6.125%, 5/15/18	1,095,000	1,107
	Citigroup, Inc., 8.4%, 4/29/49	395,000	261
	Countrywide Financial Corp., 5.80%, 6/7/12	575,000	560
	Countrywide Home Loans, Inc., 4.00%, 3/22/11	1,045,000	995
	Countrywide Home Loans, Inc., 4.125%, 9/15/09	210,000	208
	Credit Agricole SA/London, 6.637%, 5/31/49 144A	220,000	99
	Credit Suisse Guernsey, Ltd., 5.86%, 5/29/49	85,000	40
	Credit Suisse/New York NY, 5.00%, 5/15/13	2,305,000	2,218
	Credit Suisse/New York NY, 6.00%, 2/15/18	1,335,000	1,226
	Deutsche Bank Capital Funding Trust VII, 5.628%, 1/19/49 144A	815,000	348
	Fifth Third Bancorp, 8.25%, 3/1/38	500,000	413
	The Goldman Sachs Group, Inc., 5.15%, 1/15/14	3,420,000	3,080
	The Goldman Sachs Group, Inc., 5.75%, 10/1/16	390,000	365
	HSBC Holdings PLC, 6.80%, 6/1/38	910,000	962
	HSBC USA, Inc., 3.125%, 12/16/11	2,650,000	2,752
	JPMorgan Chase & Co., 4.75%, 3/1/15	95,000	89
	JPMorgan Chase & Co., 7.90%, 4/29/49	1,350,000	1,123
(d)	Lehman Brothers Holdings, Inc., 5.50%, 4/4/16	385,000	37

	Corporate Bonds (28.9%)	Shares/ $ Par	Value $ (000’s)
	Banking continued
(d)	Lehman Brothers Holdings, Inc., 6.875%, 5/2/18	480,000	46
	M&I Marshall & Ilsley Bank, 5.15%, 2/22/12	1,770,000	1,600
	Mellon Bank NA, 5.45%, 4/1/16	940,000	919
	Merrill Lynch & Co., 6.22%, 9/15/26	240,000	222
	Merrill Lynch & Co., 6.40%, 8/28/17	3,110,000	3,116
	Morgan Stanley, 2.00%, 9/22/11	2,650,000	2,667
	Morgan Stanley, 5.375%, 10/15/15	800,000	689
	Morgan Stanley, 6.25%, 8/28/17	800,000	681
	Morgan Stanley, 6.25%, 8/9/26	640,000	520
	The Northern Trust Co., 5.85%, 11/9/17	250,000	256
	Northern Trust Corp., 5.30%, 8/29/11	580,000	591
	State Street Bank and Trust Co., 5.30%, 1/15/16	1,385,000	1,354
	SunTrust Bank, 3.00%, 11/16/11	2,650,000	2,740
	UBS AG/Stamford Branch, 5.75%, 4/25/18	1,775,000	1,611
	UBS AG/Stamford Branch, 5.875%, 12/20/17	750,000	689
	UBS Preferred Funding Trust V, 6.243%, 5/29/49	170,000	93
	UnionBanCal Corp., 5.25%, 12/16/13	565,000	481
	Wachovia Bank NA, 6.60%, 1/15/38	435,000	472
	Wachovia Corp., 5.35%, 3/15/11	950,000	906
	Wachovia Corp., 7.98%, 2/28/49	250,000	213
(d)	Washington Mutual Bank, 6.75%, 5/20/36	520,000	0
(d)	Washington Mutual Bank, 6.875%, 6/15/11	505,000	0
	Wells Fargo Capital XIII, 7.70%, 12/29/49	2,525,000	2,084
	Zions Bancorporation, 5.50%, 11/16/15	1,520,000	1,075

	Total		57,065

The Accompanying Notes are an Integral Part of the Financial Statements.

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Corporate Bonds (28.9%)	Shares/ $ Par	Value $ (000’s)
Beverage/Bottling (1.3%)
Anheuser-Busch Companies, Inc., 4.50%, 4/1/18	40,000	34
Anheuser-Busch Companies, Inc., 5.75%, 4/1/36	200,000	162
Anheuser-Busch Companies, Inc., 9.00%, 12/1/09	3,025,000	3,113
Bottling Group LLC, 4.625%, 11/15/12	380,000	384
Bottling Group LLC, 5.50%, 4/1/16	2,815,000	2,817
The Coca-Cola Co., 5.35%, 11/15/17	840,000	906
Constellation Brands, Inc., 7.25%, 9/1/16	1,180,000	1,115
Diageo Capital PLC, 4.375%, 5/3/10	420,000	416
Dr. Pepper Snapple Group, Inc., 6.82%, 5/1/18 144A	645,000	636
Dr. Pepper Snapple Group, Inc., 7.45%, 5/1/38 144A	510,000	508
PepsiCo, Inc., 4.65%, 2/15/13	385,000	396
PepsiCo, Inc., 5.00%, 6/1/18	275,000	285
PepsiCo, Inc., 7.9%, 11/1/18	375,000	460
SABMiller PLC, 6.20%, 7/1/11 144A	2,965,000	2,937

Total		14,169

Building Products (0.1%)
CRH America, Inc., 6.00%, 9/30/16	575,000	358
CRH America, Inc., 8.125%, 7/15/18	385,000	278

Total		636

Cable/Media/Broadcasting/Satellite (1.4%)
CBS Corp., 6.625%, 5/15/11	330,000	292
Comcast Corp., 5.90%, 3/15/16	1,945,000	1,857
Comcast Corp., 6.40%, 5/15/38	555,000	554
Comcast Corp., 6.50%, 11/15/35	175,000	174
Cox Communications, Inc., 4.625%, 1/15/10	565,000	547
Historic TW, Inc., 6.625%, 5/15/29	430,000	381
Historic TW, Inc., 6.875%, 6/15/18	180,000	161
News America, Inc., 6.15%, 3/1/37	730,000	681
Rogers Cable, Inc., 5.50%, 3/15/14	3,450,000	3,183

Corporate Bonds (28.9%)	Shares/ $ Par	Value $ (000’s)
Cable/Media/Broadcasting/Satellite continued
Rogers Cable, Inc., 6.25%, 6/15/13	155,000	148
TCI Communications, Inc., 8.75%, 8/1/15	735,000	782
Time Warner Cable, Inc., 5.40%, 7/2/12	530,000	495
Time Warner Cable, Inc., 6.55%, 5/1/37	900,000	862
Time Warner Cable, Inc., 6.75%, 7/1/18	200,000	193
Time Warner Cable, Inc., 8.75%, 2/14/19	510,000	555
Time Warner Entertainment Co. LP, 8.375%, 3/15/23	690,000	695
Time Warner Entertainment Co. LP, 8.875%, 10/1/12	1,500,000	1,513
Time Warner, Inc., 5.50%, 11/15/11	1,000,000	940
Viacom, Inc., 5.75%, 4/30/11	765,000	695
Viacom, Inc., 6.125%, 10/5/17	190,000	157

Total		14,865

Conglomerate/Diversified Manufacturing (0.4%)
The Dow Chemical Co., 5.70%, 5/15/18	45,000	40
General Electric Co., 5.00%, 2/1/13	1,900,000	1,922
Honeywell International, Inc., 5.30%, 3/1/18	1,000,000	1,020
Monsanto Co., 5.125%, 4/15/18	130,000	136
United Technologies Corp., 4.875%, 5/1/15	250,000	244
United Technologies Corp., 6.35%, 3/1/11	770,000	814

Total		4,176

Consumer Products (0.4%)
The Clorox Co., 4.20%, 1/15/10	1,750,000	1,729
The Clorox Co., 5.00%, 3/1/13	1,000,000	985
Colgate-Palmolive Co., 4.20%, 5/15/13	700,000	717
Fortune Brands, Inc., 5.375%, 1/15/16	490,000	409
The Procter & Gamble Co., 5.55%, 3/5/37	460,000	511

Total		4,351

Electric Utilities (4.7%)
AEP Texas Central Co., 6.65%, 2/15/33	575,000	528

Corporate Bonds (28.9%)	Shares/ $ Par	Value $ (000’s)
Electric Utilities continued
American Electric Power Co., 5.25%, 6/1/15	1,000,000	923
Bruce Mansfield Unit, 6.85%, 6/1/34	415,000	354
Carolina Power & Light, Inc., 5.15%, 4/1/15	320,000	321
Carolina Power & Light, Inc., 6.50%, 7/15/12	255,000	251
CenterPoint Energy Houston Electric LLC, 5.70%, 3/15/13	200,000	190
CenterPoint Energy Houston Electric LLC, 6.95%, 3/15/33	210,000	193
CenterPoint Energy, Inc., 6.50%, 5/1/18	375,000	306
CMS Energy Corp., 6.875%, 12/15/15	970,000	827
Commonwealth Edison Co., 5.875%, 2/1/33	100,000	84
Connecticut Light and Power Co., 5.65%, 5/1/18	160,000	159
Consolidated Edison Co. of New York, Inc., 5.375%, 12/15/15	485,000	476
Consolidated Edison Co. of New York, Inc., 5.50%, 9/15/16	430,000	426
Consolidated Natural Gas Co., 5.00%, 12/1/14	1,340,000	1,230
Consumers Energy Co., 5.15%, 2/15/17	1,000,000	937
The Detroit Edison Co., 5.45%, 2/15/35	105,000	91
Dominion Resources, Inc., 6.00%, 11/30/17	40,000	38
Dominion Resources, Inc., 6.40%, 6/15/18	175,000	171
DTE Energy Co., 6.375%, 4/15/33	195,000	154
DTE Energy Co., 7.05%, 6/1/11	4,470,000	4,422
Duke Energy Carolinas LLC, 6.45%, 10/15/32	1,225,000	1,296
Duquesne Light Holdings, Inc., 5.50%, 8/15/15	640,000	537
Entergy Louisiana LLC, 6.50%, 9/1/18	385,000	365
Entergy Mississippi, Inc., 6.25%, 4/1/34	660,000	559
Exelon Generation Co. LLC, 6.20%, 10/1/17	955,000	821
Florida Power & Light Co., 5.625%, 4/1/34	180,000	191
Florida Power Corp., 4.50%, 6/1/10	2,115,000	2,095

The Accompanying Notes are an Integral Part of the Financial Statements.

102	Select Bond Portfolio

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Corporate Bonds (28.9%)	Shares/ $ Par	Value $ (000’s)
Electric Utilities continued
Florida Power Corp., 4.80%, 3/1/13	100,000	99
Florida Power Corp., 6.40%, 6/15/38	365,000	408
Indiana Michigan Power Co., 5.05%, 11/15/14	1,560,000	1,405
Kiowa Power Partners LLC, 4.811%, 12/30/13 144A	560,795	524
Kiowa Power Partners LLC, 5.737%, 3/30/21 144A	975,000	746
MidAmerican Energy Holdings Co., 5.95%, 5/15/37	195,000	177
Monongahela Power Co., 5.70%, 3/15/17 144A	615,000	516
Nevada Power Co., 5.875%, 1/15/15	1,495,000	1,431
Nevada Power Co., 5.95%, 3/15/16	165,000	158
Nevada Power Co., 6.50%, 4/15/12	750,000	717
Nevada Power Co., 6.50%, 5/15/18	1,155,000	1,112
Northern States Power Co., 5.25%, 10/1/18	190,000	189
Ohio Edison Co., 6.40%, 7/15/16	1,000,000	898
Ohio Edison Co., 6.875%, 7/15/36	130,000	118
Oncor Electric Delivery Co., 6.375%, 1/15/15	985,000	944
Oncor Electric Delivery Co., 6.80%, 9/1/08 144A	375,000	360
Oncor Electric Delivery Co., 7.00%, 9/1/22	180,000	168
Pacific Gas & Electric Co., 5.80%, 3/1/37	190,000	197
Pacific Gas & Electric Co., 6.05%, 3/1/34	315,000	335
PacifiCorp, 5.45%, 9/15/13	3,000,000	3,069
PacifiCorp, 5.75%, 4/1/37	630,000	622
Potomac Electric Power Co., 6.50%, 11/15/37	170,000	166
PPL Electric Utilities Corp., 4.30%, 6/1/13	1,800,000	1,690
PPL Electric Utilities Corp., 6.25%, 8/15/09	145,000	146
PPL Energy Supply LLC, 6.00%, 12/15/36	310,000	200
PPL Energy Supply LLC, 6.50%, 5/1/18	330,000	268
Progress Energy, Inc., 6.85%, 4/15/12	710,000	712

Corporate Bonds (28.9%)	Shares/ $ Par	Value $ (000’s)
Electric Utilities continued
Public Service Co. of Colorado, 5.50%, 4/1/14	955,000	907
Public Service Co. of Colorado, 6.50%, 8/1/38	1,800,000	2,008
Public Service Electric & Gas Co., 5.00%, 1/1/13	1,000,000	975
Public Service Electric & Gas Co., 5.70%, 12/1/36	1,160,000	1,071
Puget Sound Energy, Inc., 6.274%, 3/15/37	765,000	681
San Diego Gas & Electric Co., 5.30%, 11/15/15	215,000	221
San Diego Gas & Electric Co., 6.125%, 9/15/37	170,000	187
SCANA Corp., 6.25%, 4/1/20	500,000	462
Sierra Pacific Power Co., 6.75%, 7/1/37	400,000	357
South Carolina Electric & Gas Co., 6.05%, 1/15/38	265,000	277
Southern California Edison Co., 5.00%, 1/15/16	1,005,000	1,017
Southern California Edison Co., 5.55%, 1/15/37	230,000	242
Southern California Edison Co., 5.625%, 2/1/36	70,000	74
Tampa Electric Co., 6.10%, 5/15/18	2,370,000	2,157
Tampa Electric Co., 6.15%, 5/15/37	320,000	260
Tampa Electric Co., 6.55%, 5/15/36	385,000	329
The Toledo Edison Co., 6.15%, 5/15/37	910,000	732
Union Electric Co., 6.40%, 6/15/17	140,000	128
Union Electric Co., 6.70%, 2/1/19	195,000	178
Virginia Electric and Power Co., 5.25%, 12/15/15	3,040,000	2,954
Virginia Electric and Power Co., 5.40%, 1/15/16	300,000	294
Westar Energy, Inc., 8.625%, 12/1/18	125,000	135
Xcel Energy, Inc., 6.50%, 7/1/36	590,000	542

Total		51,508

Corporate Bonds (28.9%)	Shares/ $ Par	Value $ (000’s)
Electronics (0.1%)
International Business Machines Corp., 8.00%, 10/15/38	700,000	932

Total		932

Food Processors (1.0%)
General Mills, Inc., 5.25%, 8/15/13	190,000	191
General Mills, Inc., 5.70%, 2/15/17	890,000	895
H.J. Heinz Co., 5.35%, 7/15/13	1,425,000	1,414
Kellogg Co., 6.60%, 4/1/11	3,610,000	3,778
Kraft Foods, Inc., 6.25%, 6/1/12	2,585,000	2,673
Kraft Foods, Inc., 6.50%, 8/11/17	1,305,000	1,312
Kraft Foods, Inc., 6.875%, 1/26/39	440,000	441
Smithfield Foods, Inc., 7.75%, 5/15/13	835,000	536

Total		11,240

Gaming/Lodging/Leisure (0.2%)
Harrah’s Operating Co., 5.75%, 10/1/17	420,000	65
Royal Caribbean Cruises, Ltd., 7.00%, 6/15/13	1,180,000	673
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 6.625%, 12/1/14	2,405,000	1,816

Total		2,554

Gas Pipelines (0.5%)
CenterPoint Energy Resources Corp., 6.125%, 11/1/17	120,000	101
El Paso Corp., 7.00%, 6/15/17	420,000	329
El Paso Natural Gas Co., 5.95%, 4/15/17	160,000	127
Kinder Morgan Energy Partners LP, 6.50%, 2/1/37	200,000	153
Kinder Morgan Energy Partners LP, 7.30%, 8/15/33	1,085,000	900
Kinder Morgan Finance Co. ULC, 5.35%, 1/5/11	1,765,000	1,575
Rockies Express Pipeline LLC, 6.85%, 7/15/18 144A	325,000	300
Southern Natural Gas Co., 5.90%, 4/1/17 144A	175,000	139
Tennessee Gas Pipeline Co., 7.50%, 4/1/17	170,000	150

The Accompanying Notes are an Integral Part of the Financial Statements.

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	Corporate Bonds (28.9%)	Shares/ $ Par	Value $ (000’s)
	Gas Pipelines continued
	TransCanada Pipelines, Ltd., 5.85%, 3/15/36	160,000	136
	TransCanada Pipelines, Ltd., 6.20%, 10/15/37	305,000	265
	TransCanada PipeLines, Ltd., 7.25%, 8/15/38	785,000	781

	Total		4,956

	Health Care/Pharmaceuticals (1.0%)
	AstraZeneca PLC, 5.90%, 9/15/17	1,000,000	1,063
	Bristol-Myers Squibb Co., 5.875%, 11/15/36	90,000	96
	Bristol-Myers Squibb Co., 6.125%, 5/1/38	465,000	511
	Eli Lilly and Co., 5.55%, 3/15/37	735,000	759
	GlaxoSmithKline Capital, Inc., 5.65%, 5/15/18	555,000	583
	GlaxoSmithKline Capital, Inc., 6.375%, 5/15/38	815,000	921
	Johnson & Johnson, 5.55%, 8/15/17	1,000,000	1,142
	Johnson & Johnson, 5.95%, 8/15/37	735,000	897
	Merck & Co., 4.75%, 3/1/15	500,000	494
	Merck & Co., 5.75%, 11/15/36	375,000	395
	Merck & Co., 6.40%, 3/1/28	125,000	138
	Schering-Plough Corp., 6.00%, 9/15/17	1,000,000	990
	Wyeth, 5.50%, 2/1/14	2,040,000	2,072
	Wyeth, 5.95%, 4/1/37	910,000	1,010

	Total		11,071

	Independent Finance (1.0%)
	American General Finance Corp., 5.4%, 12/1/15	295,000	110
	American General Finance Corp., 6.90%, 12/15/17	1,455,000	630
	General Electric Capital Corp., 5.625%, 5/1/18	4,960,000	4,996
	General Electric Capital Corp., 5.875%, 1/14/38	180,000	176
	General Motors Acceptance Corp. LLC, 6.00%, 12/15/11 144A	978,000	791
(n)	General Motors Acceptance Corp. LLC, 7.50%, 12/31/13 144A	179,000	131

	Corporate Bonds (28.9%)	Shares/ $ Par	Value $ (000’s)
	Independent Finance continued
(n)	General Motors Acceptance Corp. LLC, 8.00%, 12/31/18 144A	214,000	107
	HSBC Finance Corp., 4.125%, 11/16/09	2,330,000	2,309
	International Lease Finance Corp., 4.75%, 1/13/12	1,485,000	1,038
	iStar Financial, Inc., 5.15%, 3/1/12	1,165,000	367
	iStar Financial, Inc., 8.625%, 6/1/13	500,000	155

	Total		10,810

	Industrials - Other (0.1%)
	Centex Corp., 7.875%, 2/1/11	245,000	217
	D.R. Horton, Inc., 5.375%, 6/15/12	385,000	284
	D.R. Horton, Inc., 7.875%, 8/15/11	110,000	94

	Total		595

	Information/Data Technology (0.2%)
	Fiserv, Inc., 6.125%, 11/20/12	765,000	719
	Fiserv, Inc., 6.80%, 11/20/17	765,000	678
	Seagate Technology HDD Holdings, 6.80%, 10/1/16	510,000	265

	Total		1,662

	Life Insurance (0.0%)
	Prudential Financial, Inc., 5.70%, 12/14/36	145,000	90

	Total		90

	Machinery (0.1%)
	Case Corp., 7.25%, 1/15/16	1,775,000	1,234

	Total		1,234

	Metals/Mining (0.3%)
	Alcoa, Inc., 5.55%, 2/1/17	1,000,000	787
	Alcoa, Inc., 5.72%, 2/23/19	860,000	646
	Alcoa, Inc., 5.90%, 2/1/27	520,000	342
	Alcoa, Inc., 6.75%, 7/15/18	290,000	237
	Barrick North America Fiance LLC, 6.80%, 9/15/18	375,000	335
	Freeport-McMoRan Copper & Gold, Inc., 8.25%, 4/1/15	200,000	170
	Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/17	515,000	422

Corporate Bonds (28.9%)	Shares/ $ Par	Value $ (000’s)
Metals/Mining continued
Rio Tinto Finance USA, Ltd., 6.50%, 7/15/18	410,000	301

Total		3,240

Natural Gas Distributors (0.1%)
NiSource Finance Corp., 5.25%, 9/15/17	495,000	300
NiSource Finance Corp., 5.40%, 7/15/14	590,000	404
NiSource Finance Corp., 5.45%, 9/15/20	185,000	99
NiSource Finance Corp., 6.40%, 3/15/18	205,000	128

Total		931

Oil & Gas Field Machines and Services (0.1%)
Pride International, Inc., 7.375%, 7/15/14	655,000	609

Total		609

Oil and Gas (2.0%)
Anadarko Finance Co., 7.50%, 5/1/31	775,000	685
Apache Corp., 6.00%, 1/15/37	365,000	354
Apache Corp., 6.90%, 9/15/18	95,000	103
Canadian Natural Resources, Ltd., 5.15%, 2/1/13	1,000,000	927
Canadian Natural Resources, Ltd., 5.70%, 5/15/17	700,000	611
Canadian Natural Resources, Ltd., 5.85%, 2/1/35	140,000	104
Canadian Natural Resources, Ltd., 6.25%, 3/15/38	1,465,000	1,152
Canadian Natural Resources, Ltd., 6.45%, 6/30/33	255,000	206
ConocoPhillips Canada Funding Co. I, 5.30%, 4/15/12	565,000	565
Devon Energy Corp., 7.95%, 4/15/32	200,000	221
Devon Financing Corp. ULC, 6.875%, 9/30/11	1,830,000	1,847
EnCana Corp., 5.90%, 12/1/17	325,000	271
EnCana Corp., 6.50%, 2/1/38	300,000	241
EnCana Corp., 6.625%, 8/15/37	250,000	201
EnCana Holdings Finance Corp., 5.80%, 5/1/14	1,760,000	1,649
Hess Corp., 7.125%, 3/15/33	260,000	231

The Accompanying Notes are an Integral Part of the Financial Statements.

104	Select Bond Portfolio

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Corporate Bonds (28.9%)	Shares/ $ Par	Value $ (000’s)
Oil and Gas continued
Marathon Oil Corp., 6.125%, 3/15/12	1,000,000	1,012
Marathon Oil Corp., 6.60%, 10/1/37	130,000	98
Nexen, Inc., 5.875%, 3/10/35	2,300,000	1,732
Nexen, Inc., 6.40%, 5/15/37	115,000	90
Pemex Project Funding Master Trust, 6.625%, 6/15/35 144A	200,000	169
Petro-Canada, 5.95%, 5/15/35	580,000	399
Petro-Canada, 6.05%, 5/15/18	880,000	725
Pioneer Natural Resources Co., 6.875%, 5/1/18	1,340,000	937
Suncor Energy, Inc., 6.50%, 6/15/38	1,330,000	1,006
Suncor Energy, Inc., 6.85%, 6/1/39	210,000	167
Sunoco, Inc., 5.75%, 1/15/17	625,000	519
Talisman Energy, Inc., 5.85%, 2/1/37	1,590,000	1,106
Tesoro Corp., 6.25%, 11/1/12	1,590,000	1,097
Tesoro Corp., 6.50%, 6/1/17	2,045,000	1,122
Valero Energy Corp., 6.625%, 6/15/37	1,450,000	1,067
XTO Energy, Inc., 5.30%, 6/30/15	195,000	178
XTO Energy, Inc., 6.25%, 4/15/13	100,000	98
XTO Energy, Inc., 6.50%, 12/15/18	380,000	368
XTO Energy, Inc., 6.75%, 8/1/37	450,000	421

Total		21,679

Other Finance (0.4%)
Capmark Financial Group, Inc., 6.30%, 5/10/17	255,000	70
Eaton Vance Corp., 6.50%, 10/2/17	85,000	75
PNC Financial Services Group, Inc., 8.25%, 5/21/13	2,370,000	1,910
SLM Corp., 5.375%, 1/15/13	80,000	59
SLM Corp., 5.375%, 5/15/14	445,000	300
SLM Corp., 5.45%, 4/25/11	3,020,000	2,384

Total		4,798

Corporate Bonds (28.9%)	Shares/ $ Par	Value $ (000’s)
Other Services (0.1%)
Waste Management, Inc., 5.00%, 3/15/14	540,000	463
Waste Management, Inc., 6.10%, 3/15/18	1,090,000	943

Total		1,406

Paper and Forest Products (0.1%)
International Paper Co., 7.95%, 6/15/18	430,000	340
International Paper Co., 8.70%, 6/15/38	415,000	290
Weyerhaeuser Co., 6.875%, 12/15/33	200,000	133

Total		763

Property and Casualty Insurance (0.0%)
The Progressive Corp., 6.70%, 6/15/37	245,000	120

Total		120

Railroads (1.1%)
Burlington Northern Santa Fe Corp., 6.125%, 3/15/09	3,000,000	3,007
Burlington Northern Santa Fe Corp., 6.15%, 5/1/37	710,000	654
Burlington Northern Santa Fe Corp., 6.20%, 8/15/36	625,000	576
Canadian National Railway Co., 5.85%, 11/15/17	120,000	124
Canadian National Railway Co., 6.375%, 11/15/37	365,000	400
Canadian Pacific Railway Co., 5.95%, 5/15/37	145,000	102
CSX Corp., 5.60%, 5/1/17	1,760,000	1,564
Union Pacific Corp., 3.875%, 2/15/09	3,000,000	3,006
Union Pacific Corp., 5.65%, 5/1/17	1,105,000	1,060
Union Pacific Corp., 5.75%, 11/15/17	550,000	521
Union Pacific Corp., 6.65%, 1/15/11	565,000	563

Total		11,577

Real Estate Investment Trusts (0.9%)
AvalonBay Communities, Inc., 5.50%, 1/15/12	360,000	288
BRE Properties, Inc., 5.50%, 3/15/17	315,000	160
Colonial Realty LP, 6.05%, 9/1/16	255,000	149

Corporate Bonds (28.9%)	Shares/ $ Par	Value $ (000’s)
Real Estate Investment Trusts continued
Developers Diversified Realty Corp., 5.375%, 10/15/12	1,000,000	419
Duke Realty LP, 5.95%, 2/15/17	865,000	432
Duke Realty LP, 6.50%, 1/15/18	1,000,000	446
ERP Operating LP, 5.25%, 9/15/14	1,325,000	885
ERP Operating LP, 5.75%, 6/15/17	420,000	290
First Industrial LP, 5.25%, 6/15/09	1,275,000	1,177
HCP, Inc., 6.00%, 1/30/17	290,000	140
HCP, Inc., 6.70%, 1/30/18	170,000	82
HRPT Properties Trust, 5.75%, 11/1/15	800,000	426
ProLogis, 5.50%, 3/1/13	1,380,000	800
ProLogis, 5.75%, 4/1/16	865,000	431
Rouse Co. LP/TRC Co- Issuer, Inc., 6.75%, 5/1/13 144A	2,700,000	972
Simon Property Group LP, 5.375%, 6/1/11	2,370,000	2,003
Simon Property Group LP, 5.60%, 9/1/11	590,000	493
Simon Property Group LP, 6.10%, 5/1/16	1,155,000	738

Total		10,331

Restaurants (0.1%)
Darden Restaurants, Inc., 6.20%, 10/15/17	120,000	89
Darden Restaurants, Inc., 6.80%, 10/15/37	470,000	303
Yum! Brands, Inc., 6.875%, 11/15/37	575,000	456

Total		848

Retail Food and Drug (0.6%)
CVS/Caremark Corp., 4.875%, 9/15/14	730,000	673
CVS/Caremark Corp., 6.125%, 8/15/16	330,000	320
CVS/Caremark Corp., 6.25%, 6/1/27	1,475,000	1,371
Delhaize Group, 6.50%, 6/15/17	570,000	517
The Kroger Co., 6.15%, 1/15/20	2,095,000	2,067
The Kroger Co., 7.00%, 5/1/18	170,000	178
The Kroger Co., 7.50%, 4/1/31	735,000	816
Tesco PLC, 6.15%, 11/15/37 144A	440,000	389

Total		6,331

The Accompanying Notes are an Integral Part of the Financial Statements.

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Corporate Bonds (28.9%)	Shares/ $ Par	Value $ (000’s)
Retail Stores (1.0%)
Costco Wholesale Corp., 5.50%, 3/15/17	555,000	590
The Home Depot, Inc., 5.875%, 12/16/36	1,300,000	1,019
J.C. Penney Corp., 5.75%, 2/15/18	105,000	70
J.C. Penney Corp., 6.375%, 10/15/36	210,000	127
J.C. Penney Corp., 6.875%, 10/15/15	490,000	390
J.C. Penney Corp., 7.95%, 4/1/17	420,000	320
Kohl’s Corp., 6.25%, 12/15/17	510,000	408
Kohl’s Corp., 6.875%, 12/15/37	380,000	270
Macy’s Retail Holdings, Inc., 6.30%, 4/1/09	3,790,000	3,696
Macy’s Retail Holdings, Inc., 6.65%, 7/15/24	65,000	36
Macy’s Retail Holdings, Inc., 7.00%, 2/15/28	95,000	52
Macy’s Retail Holdings, Inc., 7.875%, 7/15/15	605,000	436
Nordstrom, Inc., 7.00%, 1/15/38	225,000	134
Target Corp., 5.375%, 5/1/17	1,495,000	1,360
Target Corp., 6.50%, 10/15/37	635,000	545
Wal-Mart Stores, Inc., 5.80%, 2/15/18	1,000,000	1,107
Wal-Mart Stores, Inc., 5.875%, 4/5/27	810,000	854

Total		11,414

Telecommunications (2.6%)
AT&T Corp., 7.30%, 11/15/11	1,500,000	1,558
AT&T Corp., 8.00%, 11/15/31	1,470,000	1,847
AT&T Mobility LLC, 7.125%, 12/15/31	1,535,000	1,613
AT&T, Inc., 5.10%, 9/15/14	1,625,000	1,597
British Telecommunications PLC, 8.625%, 12/15/10	1,000,000	1,029
British Telecommunications PLC, 9.125%, 12/15/30	500,000	532
Deutsche Telekom International Finance BV, 5.75%, 3/23/16	480,000	460
Embarq Corp., 6.738%, 6/1/13	610,000	515
Embarq Corp., 7.082%, 6/1/16	660,000	508

Corporate Bonds (28.9%)	Shares/ $ Par	Value $ (000’s)
Telecommunications continued
Embarq Corp., 7.995%, 6/1/36	635,000	429
France Telecom SA, 7.75%, 3/1/11	1,000,000	1,052
France Telecom SA, 8.50%, 3/1/31	800,000	1,004
Rogers Communications, Inc., 6.80%, 8/15/18	500,000	505
Rogers Wireless, Inc., 6.375%, 3/1/14	625,000	594
Sprint Capital Corp., 8.375%, 3/15/12	1,880,000	1,504
Sprint Capital Corp., 8.75%, 3/15/32	330,000	223
Sprint Nextel Corp., 6.00%, 12/1/16	385,000	271
Telecom Italia Capital SA, 4.00%, 1/15/10	1,565,000	1,440
Telecom Italia Capital SA, 6.20%, 7/18/11	1,225,000	1,087
Verizon Communications, Inc., 5.85%, 9/15/35	3,135,000	3,119
Verizon Communications, Inc., 6.10%, 4/15/18	2,085,000	2,078
Verizon Communications, Inc., 8.95%, 3/1/39	425,000	549
Vodafone Group PLC, 5.00%, 9/15/15	265,000	243
Vodafone Group PLC, 5.375%, 1/30/15	700,000	659
Vodafone Group PLC, 5.50%, 6/15/11	2,035,000	2,028
Vodafone Group PLC, 5.625%, 2/27/17	1,445,000	1,362
Vodafone Group PLC, 5.75%, 3/15/16	90,000	86

Total		27,892

Tobacco (0.4%)
Altria Group, Inc., 9.70%, 11/10/18	660,000	713
Altria Group, Inc., 9.95%, 11/10/38	815,000	887
Philip Morris International, Inc., 5.65%, 5/16/18	760,000	754
Philip Morris International, Inc., 6.375%, 5/16/38	760,000	791
Reynolds American, Inc., 6.75%, 6/15/17	150,000	119
Reynolds American, Inc., 7.25%, 6/15/37	150,000	101
Reynolds American, Inc., 7.625%, 6/1/16	1,735,000	1,445

Total		4,810

	Corporate Bonds (28.9%)	Shares/ $ Par	Value $ (000’s)
	Vehicle Parts (0.1%)
	Johnson Controls, Inc., 5.25%, 1/15/11	565,000	519
	Johnson Controls, Inc., 5.50%, 1/15/16	580,000	450
	Johnson Controls, Inc., 6.00%, 1/15/36	360,000	228

	Total		1,197

	Yankee Sovereign (0.2%)
	Mexico Government International Bond, 5.625%, 1/15/17	1,480,000	1,480
	Mexico Government International Bond, 6.05%, 1/11/40	945,000	917

	Total		2,397

	Total Corporate Bonds (Cost: $343,520)		314,341

	Governments (13.9%)
	Governments (13.9%)
(b)	Federal Home Loan Mortgage Corp., 4.875%, 6/13/18	33,778,000	38,821
	Israel Government AID Bond, 5.50%, 4/26/24	1,910,000	2,373
(n)	Overseas Private Investment, 4.10%, 11/15/14	1,727,760	1,705
(e)	Tennesse Valley Authority Stripped, 0.00%, 4/15/42	3,600,000	3,168
	US Department of Housing & Urban Development, 6.08%, 8/1/13	4,000,000	4,399
	US Department of Housing and Urban Development, 6.17%, 8/1/14	3,000,000	3,305
(g)	US Treasury, 2.75%, 10/31/13	34,685,000	36,875
	US Treasury, 3.75%, 11/15/18	160,000	181
(g)	US Treasury, 4.00%, 8/15/18	15,019,000	17,343
(g)	US Treasury, 4.375%, 2/15/38	9,675,000	12,958
(b)	US Treasury, 5.50%, 8/15/28	15,307,000	20,688
	US Treasury, 8.125%, 8/15/21	915,000	1,392
	US Treasury Inflation Index Bond, 2.00%, 4/15/12	4,187,245	4,083

The Accompanying Notes are an Integral Part of the Financial Statements.

106	Select Bond Portfolio

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Governments (13.9%)	Shares/ $ Par	Value $ (000’s)
Governments continued
US Treasury Inflation Index Bond, 2.625%, 7/15/17	4,179,109	4,283
Total Governments (Cost: $135,900)		151,574

Municipal Bonds (0.1%)
Municipal Bonds (0.1%)
Indiana Finance Authority Environmental Facillities, Series 2006A, 4.47%, 9/1/41 RB , AMBAC	755,000	755

Total		755

Total Municipal Bonds (Cost: $755)		755

Structured Products (52.8%)
Structured Products (52.8%)
AEP Texas Central Transition Funding LLC, Series 2006-A, Class A5, 5.306%, 7/1/21	15,910,000	14,208
Asset Securitization Corp., Series 1997-D5, Class PS1, 1.418%, 2/14/43 IO	36,650,745	1,027
Banc of America Alternative Loan Trust, Series 2006-3, Class 1CB1, 6.00%, 4/25/36	1,602,718	768
Banc of America Alternative Loan Trust, Series 2006-4, Class 4CB1, 6.50%, 5/25/46	1,909,521	933
Banc of America Commercial Mortgage, Inc., Series 2007-3, Class A4, 5.658%, 6/10/49	2,477,000	1,812
Banc of America Commercial Mortgage, Inc., Series 2007-2, Class A4, 5.688%, 4/10/49	12,033,000	9,142
Banc of America Funding Corp., Series 2007-1, Class TA1A, .531%, 1/25/37	1,771,135	840
Banc of America Funding Corp., Series 2007-4, Class TA1A, .561%, 5/25/37	2,769,408	2,406

	Structured Products (52.8%)	Shares/ $ Par	Value $ (000’s)
	Structured Products continued
	Banc of America Mortgage Securities, Inc., Series 2004-G, Class 2A6, 4.648%, 8/25/34	3,817,000	3,667
	Bank of America Credit Card Trust, Series 2007-A8, Class A8, 5.59%, 11/17/14	4,500,000	4,211
	CenterPoint Energy Transition Bond Co. LLC, 5.17%, 8/1/19	1,730,000	1,745
	Chase Issuance Trust, Series 2007-A17, Class A, 5.12%, 10/15/14	7,000,000	6,494
	Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A4, 5.7%, 12/10/49	5,502,000	4,147
	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM2, Class 2CB1, 5.50%, 8/25/34	836,931	732
	Citigroup Mortgage Loan Trust, Inc., Series 2005-1, Class 3A1, 6.50%, 4/25/35	1,183,854	1,135
	Countrywide Alternative Loan Trust, Series 2003-J1, Class 1A8, 5.25%, 10/25/33	74,668	60
	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-31, Class 2A1, 5.471%, 1/25/36	1,032,922	741
	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-7, Class 6A1, 5.50%, 8/25/20	2,574,482	2,384
(n)	Credit Suisse Mortgage Capital Certificates, Series 2007-5, Class 3A9, 6.00%, 8/25/37	2,136,930	1,454
(n)	Credit Suisse Mortgage Capital Certificates, Series 2007-5, Class 3A19, 6.00%, 8/25/37	2,271,618	1,659
(n)	Criimi Mae Commercial Mortgage Trust, Series 1998-C1, Class B, 7.00%, 6/2/33 144A	2,090,371	2,090
	Discover Card Master Trust, Series 2007-A1, Class A1, 5.65%, 3/16/20	5,000,000	3,786
	DLJ Commercial Mortgage Corp., Series 1998-CF1, Class S, .728%, 2/18/31 IO	14,812,888	337

	Structured Products (52.8%)	Shares/ $ Par	Value $ (000’s)
	Structured Products continued
	DLJ Mortgage Acceptance Corp., Series 1997-CF2, Class S, 62%, 10/15/30 IO 144A	8,225,593	162
	Federal Home Loan Mortgage Corp., 4.00%, 10/1/20	1,404,829	1,420
	Federal Home Loan Mortgage Corp., 4.50%, 5/1/19	1,600,053	1,642
	Federal Home Loan Mortgage Corp., 4.50%, 7/1/20	4,473,207	4,586
	Federal Home Loan Mortgage Corp., Series 3065, Class TN, 4.50%, 10/15/33	1,770,301	1,806
	Federal Home Loan Mortgage Corp., Series 3248, Class LN, 4.50%, 7/15/35	3,933,426	4,015
	Federal Home Loan Mortgage Corp., 5.00%, 10/1/19	2,445,892	2,521
	Federal Home Loan Mortgage Corp., 5.00%, 2/1/20	354,390	365
	Federal Home Loan Mortgage Corp., 5.00%, 5/1/20	1,385,396	1,425
	Federal Home Loan Mortgage Corp., 5.00%, 10/1/20	1,977,737	2,035
	Federal Home Loan Mortgage Corp., 5.00%, 4/1/22	999,906	1,028
	Federal Home Loan Mortgage Corp., 5.00%, 9/1/35	7,520,257	7,696
	Federal Home Loan Mortgage Corp., 5.00%, 11/1/35	2,734,573	2,798
(b)	Federal Home Loan Mortgage Corp., 5.00%, 12/1/35	25,271,020	25,860
	Federal Home Loan Mortgage Corp., 5.00%, 6/1/38	5,462,256	5,588
	Federal Home Loan Mortgage Corp., 5.50%, 9/1/19	706,427	730
	Federal Home Loan Mortgage Corp., 5.50%, 11/1/19	1,991,977	2,058
	Federal Home Loan Mortgage Corp., 5.50%, 12/1/19	373,285	386
	Federal Home Loan Mortgage Corp., 5.50%, 3/1/20	2,702,904	2,790

The Accompanying Notes are an Integral Part of the Financial Statements.

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	Structured Products (52.8%)	Shares/ $ Par	Value $ (000’s)
	Structured Products continued
	Federal Home Loan Mortgage Corp., 5.50%, 3/1/22	1,934,588	1,995
	Federal Home Loan Mortgage Corp., 5.50%, 4/1/22	2,896,047	2,987
	Federal Home Loan Mortgage Corp., 5.50%, 6/1/35	2,042,551	2,093
(b)	Federal Home Loan Mortgage Corp., 5.50%, 3/1/37	10,541,775	10,802
(b)	Federal Home Loan Mortgage Corp., 5.50%, 5/1/37	7,671,105	7,860
	Federal Home Loan Mortgage Corp., 5.50%, 6/1/37	5,653,288	5,793
	Federal Home Loan Mortgage Corp., Series K001, Class A2, 5.651%, 4/25/16	5,382,489	5,613
	Federal Home Loan Mortgage Corp., Series 2840, Class LK, 6.00%, 11/15/17	1,122,929	1,163
	Federal Home Loan Mortgage Corp., Series 2439, Class LH, 6.00%, 4/15/32	2,550,000	2,627
(b)	Federal Home Loan Mortgage Corp., 6.00%, 8/1/37	31,106,678	32,078
	Federal National Mortgage Association, 4.00%, 6/1/19	938,028	953
	Federal National Mortgage Association, 4.50%, 6/1/19	4,798,473	4,924
	Federal National Mortgage Association, 4.50%, 8/1/19	963,784	989
	Federal National Mortgage Association, 4.50%, 12/1/19	548,642	563
	Federal National Mortgage Association, 4.50%, 7/1/20	2,493,583	2,555
	Federal National Mortgage Association, 4.50%, 9/1/20	3,375,693	3,459
	Federal National Mortgage Association, 5.00%, 3/1/20	1,711,533	1,762
	Federal National Mortgage Association, 5.00%, 4/1/20	676,556	696
	Federal National Mortgage Association, 5.00%, 5/1/20	7,831,896	8,061

Structured Products (52.8%)	Shares/ $ Par	Value $ (000’s)
Structured Products continued
Federal National Mortgage Association, 5.00%, 3/1/34	529,867	542
Federal National Mortgage Association, 5.00%, 4/1/35	1,968,610	2,013
Federal National Mortgage Association, 5.00%, 7/1/35	3,250,590	3,323
Federal National Mortgage Association, 5.00%, 10/1/35	2,080,820	2,127
Federal National Mortgage Association, 5.32%, 4/1/14	1,700,402	1,767
Federal National Mortgage Association, 5.38%, 1/1/17	1,954,000	2,017
Federal National Mortgage Association, 5.50%, 4/1/21	1,564,491	1,614
Federal National Mortgage Association, 5.50%, 9/1/34	1,278,588	1,313
Federal National Mortgage Association, 5.50%, 3/1/35	4,099,307	4,206
Federal National Mortgage Association, 5.50%, 7/1/35	1,010,168	1,037
Federal National Mortgage Association, 5.50%, 8/1/35	2,571,576	2,639
Federal National Mortgage Association, 5.50%, 9/1/35	14,867,433	15,259
Federal National Mortgage Association, 5.50%, 10/1/35	4,460,820	4,578
Federal National Mortgage Association, 5.50%, 11/1/35	11,781,551	12,092
Federal National Mortgage Association, 5.50%, 1/1/36	9,595,368	9,848
Federal National Mortgage Association, 5.50%, 2/1/37	5,312,503	5,452
Federal National Mortgage Association, 5.50%, 3/1/37	1,836,991	1,885
Federal National Mortgage Association, 5.50%, 5/1/37	2,371,565	2,434
Federal National Mortgage Association, 5.50%, 6/1/37	418,256	429
Federal National Mortgage Association, 5.50%, 2/1/38	42,463,998	43,575

	Structured Products (52.8%)	Shares/ $ Par	Value $ (000’s)
	Structured Products continued
	Federal National Mortgage Association, 5.50%, 3/1/38	797,770	818
(b)	Federal National Mortgage Association, 5.50%, 4/1/38	10,982,238	11,269
(b)	Federal National Mortgage Association, 5.50%, 5/1/38	15,010,153	15,402
(b)	Federal National Mortgage Association, 5.50%, 6/1/38	9,629,367	9,881
	Federal National Mortgage Association, 5.50%, 7/1/38	782,164	803
	Federal National Mortgage Association, 6.00%, 5/1/35	216,460	223
	Federal National Mortgage Association, 6.00%, 6/1/35	46,020	47
	Federal National Mortgage Association, 6.00%, 7/1/35	4,328,299	4,462
	Federal National Mortgage Association, 6.00%, 10/1/35	1,747,911	1,802
	Federal National Mortgage Association, 6.00%, 11/1/35	3,948,599	4,070
	Federal National Mortgage Association, 6.00%, 6/1/36	4,543,187	4,683
	Federal National Mortgage Association, 6.00%, 9/1/36	2,554,178	2,633
	Federal National Mortgage Association, 6.00%, 1/1/37	22,326	23
	Federal National Mortgage Association, 6.00%, 6/1/37	43,883	46
	Federal National Mortgage Association, 6.00%, 10/1/37	21,065	22
	Federal National Mortgage Association, 6.00%, 11/1/37	14,856,934	15,312
(b)	Federal National Mortgage Association, 6.00%, 1/1/38	18,136,454	18,690
	Federal National Mortgage Association, 6.00%, 6/1/38	7,462,234	7,690
	Federal National Mortgage Association, Series 2002-W4, Class A4, 6.25%, 5/25/42	4,673,268	4,783
	Federal National Mortgage Association, 6.50%, 9/1/37	1,155,572	1,202

The Accompanying Notes are an Integral Part of the Financial Statements.

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	Structured Products (52.8%)	Shares/ $ Par	Value $ (000’s)
	Structured Products continued
	Federal National Mortgage Association, 6.50%, 1/1/38	23,713,161	24,657
	Federal National Mortgage Association, 6.50%, 9/1/38	17,532,116	18,228
	Federal National Mortgage Association, Series 1989-20, Class A, 6.75%, 4/25/18	830,186	869
	Federal National Mortgage Association Aces, Series 2006-M1, Class C, 5.355%, 2/25/16	6,949,000	7,219
(n)	Final Maturity Amortizing Notes, Series 2004-1, Class 1, 4.45%, 8/25/12	5,686,796	5,721
	First Horizon Alternative Mortgage Securities, Series 2004-FA1, Class 1A1, 6.25%, 10/25/34	2,524,565	2,142
	First Union National Bank Commercial Mortgage Trust, Series 1999-C4, Class E, 7.939%, 12/15/31 144A	3,100,000	2,928
	Government National Mortgage Association, 5.50%, 10/15/31	50,332	52
	Government National Mortgage Association, 5.50%, 11/15/31	13,775	14
	Government National Mortgage Association, 5.50%, 12/15/31	177,722	183
	Government National Mortgage Association, 5.50%, 1/15/32	492,272	509
	Government National Mortgage Association, 5.50%, 2/15/32	147,645	153
	Government National Mortgage Association, 5.50%, 3/15/32	145,017	150
	Government National Mortgage Association, 5.50%, 4/15/32	17,178	18
	Government National Mortgage Association, 5.50%, 7/15/32	25,458	26
	Government National Mortgage Association, 5.50%, 9/15/32	3,613,353	3,737
	Greenwich Capital Commerical Funding Corp., Series 2006-FL4A, Class A1, 1.98%, 11/5/21 144A	508,781	376

	Structured Products (52.8%)	Shares/ $ Par	Value $ (000’s)
	Structured Products continued
	Louisiana Public Facilities Authority, Series 2008, 6.65%, 8/1/20 RB	2,400,000	2,355
	Massachusetts RRB Special Purpose Trust, Series 2001-1, Class A, 6.53%, 6/1/15	947,516	977
	MASTR Asset Securitization Trust, Series 2003-12, Class 1A1, 5.25%, 12/25/24	1,286,091	1,241
	Merrill Lynch Alternative Note Asset, Series 2007-A1, Class A2A, .541%, 1/25/37	2,428,155	1,267
	Merrill Lynch/ Countrywide Commercial Mortgage Trust, Series 2007-7, Class A4, 5.749%, 6/12/50	2,399,000	1,703
	Mid-State Trust, Series 6, Class A3, 7.54%, 7/1/35	360,565	337
	Nissan Auto Receivables Owner Trust, Series 2006-A, Class A3, 4.74%, 9/15/09	207,663	208
	Nissan Auto Receivables Owner Trust, Series 2007-B, Class A3, 5.03%, 5/16/11	6,000,000	5,903
	Nordstrom Private Label Credit Card Master Note Trust, Series 2007-1A, Class A, 4.92%, 5/15/13 144A	6,869,000	6,555
(n)	RMF Commercial Mortgage Pass- Through Certificates, Series 1997-1, Class F, 7.471%, 1/15/19 144A	538,446	431
	TBW Mortgage Backed Pass Through Certificates, Series 2007-1, Class A1, .561%, 3/25/37	1,967,565	1,733
	Thornburg Mortgage Securities Trust, Series 2006-5, Class A1, .591%, 9/25/46	2,989,213	2,477
	Thornburg Mortgage Securities Trust, Series 2006-1, Class A3, .641%, 1/25/46	6,303,256	6,279
	Thornburg Mortgage Securities Trust, Series 2007-1, Class A1, 1.505%, 3/25/37	2,177,411	1,798

	Structured Products (52.8%)	Shares/ $ Par	Value $ (000’s)
	Structured Products continued
	Thornburg Mortgage Securities Trust, Series 2007-2, Class A3A, 1.525%, 6/25/37	3,527,518	2,941
	Washington Mutual Alternative Mortgage Pass-Through Certficates, Series 2006-6, Class 4A, 6.708%, 11/25/34	1,260,482	1,082
	Washington Mutual Commercial Mortgage Securities Trust, Series 2003-C1A, Class A, 3.83%, 1/25/35 144A	1,435,077	1,361
	Wells Fargo Mortgage Backed Securities, Series 2006-2, Class 1A1, 5.00%, 3/25/36	2,580,257	1,989
	Wells Fargo Mortgage Backed Securities Trust, Series 2004-S, Class A7, 3.741%, 9/25/34	1,545,000	1,515
	Wells Fargo Mortgage Backed Securities Trust, Series 2004-N, Class A6, 4.00%, 8/25/34	5,728,000	5,472
	Wells Fargo Mortgage Backed Securities Trust, Series 2005-1, Class 2A1, 5.00%, 1/25/20	1,356,566	1,318
	Wells Fargo Mortgage Backed Securities Trust, Series 2005-7, Class A1, 5.25%, 9/25/35	3,109,308	2,658
	Wells Fargo Mortgage Backed Securities Trust, Series 2005-11, Class 1A1, 5.50%, 11/25/35	3,515,206	2,988
	Total Structured Products (Cost: $579,779)		575,243

	Short-Term Investments (9.5%)
	Aircraft (1.8%)
(b)	Textron, Inc., 6.00%, 1/2/09	20,000,000	19,997

	Total		19,997

	Autos (1.8%)
(b)	Toyota Motor Credit Corp., 1.15%, 1/13/09	10,000,000	9,996
(b)	Toyota Motor Credit Corp., 1.40%, 1/9/09	10,000,000	9,997

	Total		19,993

The Accompanying Notes are an Integral Part of the Financial Statements.

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	Short-Term Investments (9.5%)	Shares/ $ Par	Value $ (000’s)
	Commercial Banks Non-US (0.4%)
(b)	Barclays US Funding Corp., .18%, 1/9/09	4,000,000	3,999

	Total		3,999

	Federal Government & Agencies (0.2%)
(b)	Federal Home Loan Bank, 0.47%, 3/13/09	2,000,000	2,000

	Total		2,000

	Finance Services (1.8%)
(b)	Ciesco LP, 0.20%, 1/12/09	10,000,000	9,999
(b)	Gemini Securitization Corp. LLC, .75%, 1/26/09	10,000,000	9,997

	Total		19,996

	Food Processors (0.6%)
(b)	Kellogg Co., 1.70%, 1/13/09	6,900,000	6,896

	Total		6,896

	Oil and Gas (1.5%)
(b)	Devon Energy Corp., 1.25%, 1/2/09	15,890,000	15,889

	Total		15,889

	Personal Credit Institutions (0.5%)
(b)	HSBC Finance Corp., 0.30%, 1/6/09	5,000,000	5,000

	Total		5,000

	Retail Stores (0.9%)
(b)	Home Depot, Inc., 2.50%, 1/2/09	10,000,000	9,999

	Total		9,999

	Total Short Term Investments (Cost: $103,768)		103,769

	Total Investments (105.2%) (Cost: $1,163,774)(a)		1,145,734

	Other Assets, Less Liabilities (-5.2%)		(57,087)

	Net Assets (100.0%)		1,088,647

*	Non-Income Producing

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008 the value of these securities (in thousands) was $27,413, representing 2.52% of the net assets.

IO — Interest Only Security

RB — Revenue Bond

AMBAC — American Municipal Bond Assurance Corp.

The Accompanying Notes are an Integral Part of the Financial Statements.

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(a)	At December 31, 2008 the aggregate cost of securities for federal tax purposes (in thousands) was $1,168,448 and the net unrealized depreciation of investments based on that cost was $22,714 which is comprised of $35,912 aggregate gross unrealized appreciation and $58,626 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
US Five Year Note Commodity (Long) (Total Notional Value at December 31, 2008, $33,540)	288	3/09	$ 747
US Long Bond (CBT) Commodity (Short) (Total Notional Value at December 31, 2008, $39,346)	298	3/09	(1,793)
US Ten Year Treasury Note (Short) (Total Notional Value at December 31, 2008, $103,224)	868	3/09	(5,929)
US Two Year Treasury Note (Long) (Total Notional Value at December 31, 2008, $101,324)	471	3/09	1,382

(d)	Defaulted Security

(e)	Step bond security that presently receives no coupon payments. At the predetermined date the stated coupon rate becomes effective.

(g)	All or portion of the securities have been loaned. See Note 2M in the Notes to Financial Statements.

(m)	Securities showing zero value represent an amount less than one thousand.

(n)	At December 31, 2008 portfolio securities with a aggregate market value of $13,350 (in thousands) were valued with reference to securities whose values are more readily available.

The Accompanying Notes are an Integral Part of the Financial Statements.

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Long-Term U.S. Government Bond Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Seek maximum total return, consistent with preservation of capital and prudent investment management.	Invest primarily in debt securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises, and in derivatives designed to replicate such securities.	$90 million

Portfolio Overview

Mason Street Advisors, the investment adviser for the Long-Term U.S. Government Bond Portfolio, has engaged Pacific Investment Management Company LLC to act as sub-adviser for the Portfolio. The Portfolio investment objective is to seek maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”). Assets not invested in U.S. Government Securities may be invested in other types of investment-grade fixed-income instruments, or in preferred stocks. The Portfolio may also obtain exposure to U.S. Government Securities through the use of futures contracts (including related options) with respect to such securities. The Portfolio may invest all of its assets in derivative instruments, such as options, futures, contracts or swap agreements, or in mortgage-backed securities such as those issued by Ginnie Mae, Fannie Mae and Freddie Mac. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts of by using other investment techniques (such as buy backs on dollar rolls).

Market Overview

In 2008, interest rates fell worldwide and yield curves in the U.S., Europe and U.K. steepened as investors fled to the safety of government bonds, especially shorter maturities. To forestall a recession and unfreeze credit markets during the early part of the year, the Federal Reserve reduced its short-term rate target by 200 basis points (a basis point equals 0.01%, so 200 basis points equal 2%) and took several unconventional steps: it made several hundred billion dollars of liquidity facilities available to the financial system against an expanded range of collateral, opened its discount window to investment banks and arranged the rescue of Bear Stearns.

The crisis, which was originally thought to be contained within the housing market, gradually spread to the corporate sector. The month of September featured a succession of shocking events, including the Treasury’s bailout of mortgage agencies Fannie Mae and Freddie Mac and insurer AIG, as well as the realignment of the biggest U.S. investment banks via bankruptcy, merger, recapitalization, or transformation into bank holding companies.

In early October, the U.S. Congress approved the $700 billion Troubled Asset Relief Program (TARP) proposed by the Treasury and the Fed to help unclog the flow of credit. As data continued to show a weakening economy in the midst of a deep recession, the Fed took forceful action, to get the economy growing again, cutting its fed funds rate target to between 0% and 0.25%.

Portfolio Results

For the twelve months ended December 31, 2008, the Long-Term U.S. Government Bond Portfolio underperformed its benchmark, the Barclays Capital Long-Term Treasury Index, with a 20.76% return versus 24.03% for its benchmark. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The average return for the Portfolio’s peer group, General U.S. Government Bond Funds, was 3.86%, according to Lipper Analytical Services, Inc., an independent mutual fund ranking agency.

In terms of contribution to the Portfolio’s performance, a curve-steepening bias for the majority of the year helped performance as the U.S. yield curve (indicated by the difference in yield between two- and 30-year bonds) steepened as much as 141 basis points through October. However, a 90 basis point flattening of the curve in November and December mitigated some of the impact. Modest holdings of inflation-adjusted bonds during the early part of the year was positive for returns as these bonds outperformed like-duration nominal bonds.

At the other end of the spectrum, it detracted from performance relative to the benchmark to have a shorter duration as yields fell. (Duration measures a bond or fund’s sensitivity to interest rate changes. It is beneficial to have a longer duration when yields fall, and a shorter duration when yields rise.)

An allocation to long-term corporate bonds detracted from performance. Investors began to price in higher default rates and lower recovery levels, causing long-term investment grade corporates to underperform Treasuries by 28% (2800 basis points) for the year.

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Long-Term U.S. Government Bond Portfolio

A focus on high-grade financials within the investment grade corporate space was also negative for returns as the financial services sector was hurt by write-downs, decreased profitability, and funding issues.

An out-of-benchmark allocation to agency mortgage-backed securities hurt performance, as agency mortgage-backed securities returned 8.34% in 2008, underperforming Treasuries by 232 basis points.

During the year, the Portfolio also sought to add value by using derivative instruments to gain exposure to U.S. Government securities, which can be a less expensive and more efficient way to access this area of the market.

Outlook

We expect pressures of global de-leveraging to drive developed economies into one of the most severe recessions since World War II in 2009. We see conditions improving by 2010 as policy responses in the U.S. and elsewhere gain traction, with the recovery of risk appetites in financial markets as a leading indicator for recovery. As the global economy weakens into 2009, we will likely place less emphasis on interest rate strategies and more on high grade sectors/securities that we feel offer unusually attractive valuations after the massive selling of the last several months. Our approach over the next year will likely be to avoid assets such as Treasuries that have benefitted from the flight-to-liquidity associated with global deleveraging. By our estimate, Treasuries are now overvalued. We might seek to own assets that have been victims of the economic crisis but that we would expect to benefit from policy support. These assets include high quality mortgage-backed securities, bonds of financial companies, Treasury inflation-protected securities and municipal bonds.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2008
	1 Year	Since Inception*
Long-Term U.S. Government Bond Portfolio	20.76%	16.93%
Barclays Capital Long-Term U.S. Treasury Index**	24.03%	18.96%
Lipper Variable Insurance Products (VIP) General U.S. Government Bond Funds Average	3.86%	–

* Inception date of 4/30/07

** Prior to November 1, 2008, the Barclays Capital Long-Term U.S. Treasury Index was known as the Lehman Brothers Long-Term U.S. Treasury Index.

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.nmfn.com.

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separte account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Return of principal is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance.

The Portfolio may invest in securities that are issued or guaranteed by the U.S. Government or its agencies, and in derivatives designed to replicate such securities. This guarantee is to timely repayment of the principal and interest if held to maturity, and does not apply to derivative securities held by the Portfolio. Guarantee does not eliminate market risk. The Portfolio may use derivative instruments for hedging purposes as part of its investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Long-Term U.S. Government Bond Portfolio	113

Long-Term U.S. Government Bond Portfolio

   Top 10 Fixed Income Holdings 12/31/08

Security Description	% of Net Assets
US Treasury, Various	54.8%
Federal National Mortgage Association Mortgage Pool, Various	10.4%
Federal National Mortgage Association, Various	4.4%
Residual Funding Stripped, Various	2.1%
Chase Issuance Trust, Various	2.0%
Tennessee Valley Authority, Various	1.9%
Financing Corp. Stripped, Various	1.4%
Credit Suisse USA, Inc., Various	0.9%
Israel Government AID Bond, Various	0.7%
Federal Home Loan Mortgage Corp., Series 2752, Class EZ, 5.50%, 2/15/34	0.7%

Sector Allocation 12/31/08

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

The Corporate Bonds sector includes bonds of companies and governments headquartered outside the United States.

The Government and Structured Product categories include domestic taxable bonds.

Consistent with the Portfolio’s stated parameters, no more than 10% of the Portfolio is invested in securities rated A by Moody’s or S&P and no more than 25% of the Portfolio is invested in securities rated Aa by Moody’s or AA by S&P.

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Long-Term U.S. Government Bond Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2008

Corporate Bonds (5.2%)	Shares/ $ Par	Value $ (000’s)
Banking (2.8%)
Bank of America Corp., 2.099%, 6/12/09	100,000	100
Citigroup Funding, Inc., 3.556%, 5/7/10	200,000	190
Citigroup, Inc., 1.496%, 12/28/09	300,000	283
Citigroup, Inc., 6.125%, 8/25/36	200,000	179
Credit Suisse USA, Inc., 0.588%, 11/20/09	100,000	96
Credit Suisse USA, Inc., 2.273%, 6/5/09	300,000	295
Credit Suisse USA, Inc., 2.298%, 11/20/09	100,000	96
Credit Suisse USA, Inc., 2.349%, 8/16/11	300,000	270
The Goldman Sachs Group, Inc., 1.566%, 6/28/10	200,000	186
The Goldman Sachs Group, Inc., 2.886%, 2/6/12	200,000	169
HSBC Finance Corp., 2.638%, 5/10/10	300,000	271
Wachovia Corp., 2.253%, 12/1/09	200,000	194
Wells Fargo Capital X, 5.95%, 12/15/36	200,000	172

Total		2,501

Electronics (0.3%)
Hewlett-Packard Co., 2.313%, 3/1/12	300,000	267

Total		267

Independent Finance (0.9%)
Caterpillar Financial Services Corp., 2.216%, 6/24/11	400,000	357
General Electric Capital Corp., 6.75%, 3/15/32	200,000	213
John Deere Capital Corp., 4.715%, 7/16/10	300,000	281

Total		851

Life Insurance (0.3%)
Pricoa Global Funding I, 4.963%, 1/15/10 144A	300,000	272

Total		272

Property and Casualty Insurance (0.6%)
American International Group, Inc., 3.548%, 1/29/10 144A	300,000	270

Corporate Bonds (5.2%)	Shares/ $ Par	Value $ (000’s)
Property and Casualty Insurance continued
Metropolitan Life Global Funding I, 2.189%, 5/17/10 144A	300,000	269

Total		539

Retail Stores (0.3%)
Wal-Mart Stores, Inc., 6.20%, 4/15/38	200,000	229

Total		229

Total Corporate Bonds (Cost: $4,983)		4,659

Governments (65.4%)
Governments (65.4%)
Federal Home Loan Banks, 5.625%, 6/11/21	100,000	115
Federal National Mortgage Association, 0.00%, 6/1/17	300,000	225
Federal National Mortgage Association, 5.25%, 10/1/12	300,000	300
Federal National Mortgage Association, 5.375%, 4/11/22	400,000	422
Federal National Mortgage Association, 6.25%, 5/15/29	1,900,000	2,594
Federal National Mortgage Association, 6.625%, 11/15/30	300,000	433
Financing Corp. Stripped, 0.00%, 12/27/18	500,000	343
Financing Corp. Stripped, 0.00%, 9/26/19	1,300,000	887
Israel Government AID Bond, 0.00%, 5/15/21	200,000	129
Israel Government AID Bond, 0.00%, 2/15/23	100,000	60
Israel Government AID Bond, 0.00%, 5/15/23	800,000	470
Residual Funding Stripped, 0.00%, 10/15/20	1,800,000	1,148
Residual Funding Stripped, 0.00%, 4/15/30	1,600,000	742
Tennessee Valley Authority, 4.50%, 4/1/18	200,000	221

	Governments (65.4%)	Shares/ $ Par	Value $ (000’s)
	Governments continued
	Tennessee Valley Authority, 5.375%, 4/1/56	1,210,000	1,533
	US Treasury, 4.50%, 5/15/38	1,800,000	2,457
	US Treasury, 5.25%, 11/15/28	1,400,000	1,848
	US Treasury, 5.375%, 2/15/31	400,000	550
	US Treasury, 6.25%, 8/15/23	700,000	955
(b)	US Treasury, 7.125%, 2/15/23	9,300,000	13,492
(b)	US Treasury, 8.125%, 8/15/21	5,200,000	7,909
	US Treasury, 8.75%, 8/15/20	200,000	312
	US Treasury Inflation Index Bond, 1.75%, 1/15/28	620,472	573
	US Treasury Inflation Index Bond, 2.375%, 1/15/25	1,034,397	1,017
	US Treasury Inflation Index Bond, 3.625%, 4/15/28	401,838	479
(b)	US Treasury Stripped, 0.00%, 5/15/20	4,600,000	3,163
(b)	US Treasury Stripped, 0.00%, 11/15/21	15,500,000	10,049
	US Treasury Stripped, 0.00%, 8/15/22	7,200,000	4,583
	US Treasury Stripped, 0.00%, 5/15/26	700,000	408
	US Treasury Stripped, 0.00%, 11/15/28	3,000,000	1,610
	Total Governments (Cost: $55,509)		59,027

	Municipal Bonds (0.2%)
	Municipal Bonds (0.2%)
	Poway Unified Public School District, , 4.50%, 9/15/37 RB, AMBAC	200,000	158
	Puerto Rico Sales Tax Financing Corp., Series A, 0.00%, 8/1/54 RB, AMBAC	1,600,000	56

	Total		214

	Total Municipal Bonds (Cost: $329)		214

The Accompanying Notes are an Integral Part of the Financial Statements.

Long-Term U.S. Government Bond Portfolio	115

Long-Term U.S. Government Bond Portfolio

Structured Products (19.9%)	Shares/ $ Par	Value $ (000’s)
Structured Products (19.9%)
American Home Mortgage Investment Trust, Series 2005-3, Class 2A2, 5.00%, 9/25/35	100,000	73
Bank of America Credit Card Trust, Series 2006-A9, Class A9, 1.205%, 2/15/13	200,000	182
Bank of America Credit Card Trust, Series 2007-A9, Class A9, 1.235%, 11/17/14	200,000	164
Bank of America Credit Card Trust, Series 2008-A7, Class A7, 1.895%, 12/15/14	300,000	250
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-2, Class 21A, 6.164%, 5/25/34	7,187	5
Chase Credit Card Master Trust, Series 2002-3, Class A, 1.365%, 9/15/11	100,000	98
Chase Issuance Trust, Series 2007-A6, Class A6, 1.195%, 4/16/12	400,000	372
Chase Issuance Trust, Series 2007-A1, Class A1, 1.215%, 3/15/13	200,000	178
Chase Issuance Trust, Series 2005-A8, Class A8, 1.235%, 10/15/12	500,000	456
Chase Issuance Trust, Series 2007-A14, Class A14, 1.445%, 9/15/11	100,000	97
Chase Issuance Trust, Series 2008-A1, Class A1, 1.645%, 1/15/12	200,000	190
Chase Issuance Trust, Series 2008-A7, Class A7, 1.845%, 11/15/11	100,000	96
Chase Issuance Trust, Series 2008-A10, Class A10, 1.945%, 8/17/15	200,000	158
Chase Issuance Trust, Series 2008-A13, Class A13, 3.496%, 9/15/15	300,000	247
Chevy Chase Mortgage Funding Corp., Series 2007-2A, Class A1, 0.601%, 5/25/48 144A	18,138	8
Citigroup Mortgage Loan Trust, Inc., Series 2007-AHL3, Class A3A, 0.531%, 7/25/45	68,320	53
Countrywide Alternative Loan Trust, Series 2005-81, Class A1, 0.751%, 2/25/37	139,399	69

Structured Products (19.9%)	Shares/ $ Par	Value $ (000’s)
Structured Products continued
Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-HYB5, Class 2A1, 4.812%, 4/20/35	33,246	24
Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-12, Class 1A2, 5.25%, 5/25/35	182,560	109
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR20, Class 2A1, 4.626%, 8/25/33	11,144	9
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR18, Class 2A3, 5.047%, 7/25/33	9,259	8
Federal Home Loan Mortgage Corp., Series 3346, Class FA, 1.425%, 2/15/19	153,492	147
Federal Home Loan Mortgage Corp., Series 3203, Class ZW, 5.00%, 11/15/35	337,042	330
Federal Home Loan Mortgage Corp., Series 2752, Class EZ, 5.50%, 2/15/34	651,863	647
Federal Home Loan Mortgage Corp. Structured Pass- Through Securities, Series T-61, Class 1A1, 3.878%, 7/25/44	43,474	39
Federal National Mortgage Association, Series 2007-114, Class A6, 0.671%, 10/27/37	100,000	85
Federal National Mortgage Association, Series 2007-39, Class NZ, 4.25%, 5/25/37	214,654	199
Federal National Mortgage Association, 5.00%, 6/1/35	1,031,023	1,055
Federal National Mortgage Association, 5.00%, 2/1/36	1,902,331	1,945
Federal National Mortgage Association, Series 2005-47, Class PA, 5.50%, 9/25/24	26,942	27
Federal National Mortgage Association, Series 2005-57, Class PA, 5.50%, 5/25/27	15,207	15

Structured Products (19.9%)	Shares/ $ Par	Value $ (000’s)
Structured Products continued
Federal National Mortgage Association TBA, 5.00%, 1/1/39	2,000,000	2,042
Federal National Mortgage Association TBA, 5.50%, 1/1/39	4,200,000	4,305
Federal National Mortgage Association Whole Loan, Series 2004-W9, Class 1A3, 6.05%, 2/25/44	300,000	324
First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF12, Class A2, 0.511%, 9/25/36	25,606	24
General Motors Acceptance Corp. Mortgage Corp. Loan Trust, Series 2004 - AR1, Class 22A, 4.287%, 6/25/34	25,845	14
Honda Auto Receivables Owner Trust, Series 2008-1, Class A2, 3.77%, 9/20/10	400,000	394
Indymac Residential Asset Backed Trust, Series 2007-B, Class 2A1, 0.551%, 7/25/37	44,264	39
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A4, 5.747%, 2/12/49	100,000	74
Massachusetts Educational Financing Authority, Series 2008- 1, Class A1, 4.485%, 4/25/38	387,764	294
MBNA Credit Card Master Note Trust, Series 2002-A5, Class A5, 1.375%, 10/17/11	200,000	196
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-4, Class 2A1, 0.531%, 7/25/37	55,744	50
Merrill Lynch Floating Trust, Series 2008- LAQA, Class A1, 2.406%, 7/9/21 144A	400,000	336
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class 3A, 4.986%, 5/25/33	18,630	17
Merrill Lynch Mortgage Investors, Inc., Series 2003-A3, Class 1A, 5.297%, 5/25/33	23,096	17

The Accompanying Notes are an Integral Part of the Financial Statements.

116	Long-Term U.S. Government Bond Portfolio

Long-Term U.S. Government Bond Portfolio

Structured Products (19.9%)	Shares/ $ Par	Value $ (000’s)
Structured Products continued
MLCC Mortgage Investors, Inc., Series 2005-3, Class 4A, 0.721%, 11/25/35	57,253	41
MLCC Mortgage Investors, Inc., Series 2005-2, Class 1A, 3.819%, 10/25/35	66,846	51
Morgan Stanley ABS Capital I, Inc., Series 2007-NC3, Class A2A, 0.531%, 5/25/37	55,192	45
SLC Student Loan Trust, Series 2007-1, Class A1, 2.129%, 2/15/15	77,660	76
SLM Student Loan Trust, Series 2003-7A, Class A5A,3.196%, 12/15/33 144A	250,000	196
SLM Student Loan Trust, Series 2006-7, Class A2, 3.525%, 10/25/16	25,195	25
SLM Student Loan Trust, Series 2006-5, Class A2, 3.525%, 7/25/17	32,024	31
SLM Student Loan Trust, Series 2006-6, Class A1, 3.525%, 10/25/18	38,561	37
SLM Student Loan Trust, Series 2006-9, Class A2, 3.535%, 4/25/17	41,961	41
SLM Student Loan Trust, Series 2007-2, Class A2, 3.535%, 7/25/17	500,000	438
SLM Student Loan Trust, Series 2008-7, Class A2, 4.035%, 10/25/17	200,000	181
SLM Student Loan Trust, Series 2008-9, Class A, 5.035%, 4/25/23	600,000	562

	Structured Products (19.9%)	Shares/ $ Par	Value $ (000’s)
	Structured Products continued
	South Carolina Student Loan Corp., Series 2008-1, Class A1, 2.703%, 9/2/14	251,308	245
	South Carolina Student Loan Corp., Series 2008-1, Class A2, 2.753%, 3/1/18	400,000	362
	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-18, Class 4A1, 5.19%, 12/25/34	51,556	37
	Structured Asset Mortgage Investments, Inc., Series 2004-AR5, Class 1A1, 0.911%, 10/19/34	14,378	8
	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR9, Class 1A, 3.256%, 8/25/46	61,942	24
	Washington Mutual Mortgage Pass-Through Certificates, Series 2004-AR1, Class A, 4.229%, 3/25/34	89,111	73

	Total Structured Products (Cost: $18,493)		17,934

	Short-Term Investments (30.7%)
	Federal Government & Agencies (11.9%)
(b)	Federal Home Loan Bank Corp., 0.03%, 1/5/09	10,700,000	10,700

	Total		10,700

	National Commercial Banks (0.4%)
(b)	Bank of America Corp., 2.55%, 1/29/09	400,000	399

	Total		399

	Other Holdings (6.9%)
(b)	JPMorgan Money Market Fund	6,197,207	6,197

	Total		6,197

	Short-Term Investments (30.7%)	Shares/ $ Par	Value $ (000’s)
	Repurchase Agreements (11.5%)
(b)	JPMorgan Chase Bank, 0.09%, dated 12/29/08, due 1/5/09, repurchase price $3,400,051, collateralized by U.S. Government Agency Bond with a value of $3,454,206	3,400,000	3,400
(b)	JPMorgan Chase Bank, 0.40%, dated 12/29/08, due 1/5/09, repurchase price $7,000,467, collateralized by U.S. Government Agency Bond with a value of $7,292,712	7,000,000	7,000

	Total		10,400

	Total Short-Term Investments (Cost: $27,696)		27,696

	Total Investments (121.4%) (Cost: $107,010)(a)		109,530

	Other Assets, Less Liabilities (-21.4%)		(19,324)

	Net Assets (100.0%)		90,206

The Accompanying Notes are an Integral Part of the Financial Statements.

Long-Term U.S. Government Bond Portfolio	117

Long-Term U.S. Government Bond Portfolio

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008 the value of these securities (in thousands) was $1,351, representing 1.50% of the net assets.

RB — Revenue Bond

AMBAC — American Municipal Bond Assurance Corp.

(a)	At December 31, 2008 the aggregate cost of securities for federal tax purposes (in thousands) was $107,021 and the net unrealized appreciation of investments based on that cost was $2,509 which is comprised of $4,378 aggregate gross unrealized appreciation and $1,869 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
90 Day Euro $ Commodity Future (Long) (Total Notional Value at December 31, 2008, $3,129)	13	9/09	$ 80
90 Day Euro $ Commodity Future (Long) (Total Notional Value at December 31, 2008, $3,119)	13	12/09	85
90 Day Euro $ Commodity Future (Long) (Total Notional Value at December 31, 2008, $3,112)	13	3/10	88
90 Day Euro $ Commodity Future (Long) (Total Notional Value at December 31, 2008, $3,106)	13	6/10	87
US Five Year Note Commodity (Long) (Total Notional Value at December 31, 2008, $4,571)	39	3/09	73
US Long Bond (CBT) Commodity (Long) (Total Notional Value at December 31, 2008, $9,143)	73	3/09	935
US Ten Year Treasury Note (Long) (Total Notional Value at December 31, 2008, $17,566)	146	3/09	793

The Accompanying Notes are an Integral Part of the Financial Statements.

118	Long-Term U.S. Government Bond Portfolio

Inflation Protection Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Pursue total return using a strategy that seeks to protect against U.S. inflation.	Invest primarily in investment grade debt securities, with a majority in inflation-linked debt securities.	$69 million

Portfolio Overview

Mason Street Advisors, the investment adviser for the Inflation Protection Portfolio, has engaged American Century Investment Management, Inc. to act as sub-adviser for the Portfolio. The Portfolio’s investment objective is to pursue total return using a strategy that seeks to protect against U.S. inflation. The Portfolio invests substantially all of its assets in investment-grade debt securities. To help protect against U.S. inflation, under normal conditions, the Portfolio will invest over 50% of its net assets (plus any borrowings for investment purposes) in inflation-linked debt securities. These securities include inflation-linked U.S. Treasury Securities, inflation-linked securities issued by U.S. government agencies and instrumentalities other than the U.S. Treasury, and inflation-linked securities issued by other entities such as domestic and foreign corporations and governments. Inflation-linked securities are designed to protect the future purchasing power of the money invested in them. The Portfolio also may invest in fixed-income securities that are not linked to inflation, including mortgage- and asset-backed securities. The Portfolio invests primarily in investment grade securities, but may invest up to 10% of its total assets in high-yield securities (so called “junk bonds”). Due to Internal Revenue Code provisions governing insurance product funds, no more than 55% of the Portfolio’s assets may be invested in securities issued by the same entity, such as the U.S. Treasury.

Market Overview

The spiraling sub-prime credit crisis took an incredible toll on U.S. financial institutions, the economy and financial markets in 2008. Nowhere was this as evident as in the fixed income markets, where risk aversion, de-leveraging and fear of deflation sent segments of the Treasury market to their best year ever, while credit-sensitive bonds endured historic underperformance. Economic conditions deteriorated sharply over the course of the year as the economy entered its first recession since 2002. In that environment, the Federal Reserve took dramatic steps, effectively cutting its short-term rate target to 0%, intervening in the mortgage, commercial and consumer debt markets, while Congress passed the $700 billion Troubled Asset Relief Program (TARP).

These events had a significant impact on the shape of the Treasury yield curve. The yield on the benchmark 10-year Treasury note, for example, declined from 4.03% to 2.21% during the year, while the yield on the two-year Treasury fell from 3.06% to 0.77%. The difference in yield between two- and 10-year Treasury securities started the period at 97 basis points (a basis point equals 0.01%, so 97 basis points equal 0.97%) and steepened to greater than 250 basis points in November, before worries about deflation ushered in a dramatic decline in longer-term yields. As a result, the yield gap between two- and ten-year Treasuries ended the year at 144 basis points.

Inflation jumped from one extreme to another during the twelve-month period. In the first half of the year, soaring prices for oil and other commodities caused inflation to skyrocket. But sagging worldwide demand and bleak global economic growth prospects caused commodity prices to do an about-face. The Rogers International Commodities Index, a measure of various energy, agricultural and metals products, declined 41% for the year.

Headline inflation, as measured by the year-to-year change in the Consumer Price Index, ended November 2008 at 1.1%, a notable decline from 5.5% at the end of July. The yield difference (or breakeven rate) between ten-year TIPS (Treasury inflation-protected securities) and nominal ten-year Treasuries started the year at 2.33 percentage points, peaked at 2.45 percentage points in July and fell to 0.09 percentage points by December 31. The current breakeven rate, which represents investors’ expectations for long-term inflation, suggests concerns regarding inflation have been almost eliminated. It also illustrates how the potential for deflation has moved into the spotlight.

Portfolio Results

For the twelve months ended December 31, 2008, the Portfolio returned -1.38%, compared with the –1.17% return of the Citigroup U.S. Inflation-Linked Securities Index. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) At the same time, the average return of the General U.S. Government Bond Funds was 3.86%, according to Lipper Analytical Services, Inc., an independent mutual fund rating agency.

In the flight-to-quality environment that characterized the twelve-month period, virtually everything in the U.S. bond market that was not a nominal Treasury bond underperformed. Deflationary expectations as the year progressed hurt TIPS, which stumbled on the dramatic drop in the rate of inflation and its resulting impact on breakeven yields.

Inflation Protection Portfolio	119

Inflation Protection Portfolio

The Portfolio was as fully invested in TIPS as allowed by IRS portfolio diversification regulations for insurance products (55% of the Portfolio). We invested the remainder of the Portfolio in high quality agency, mortgage, corporate, and municipal securities—sectors we believe offer attractive long-term value. In addition, we complemented our spread-sector investments with inflation swaps, or strategies that synthetically create inflation-linked exposure, seeking to enhance the Portfolio’s yield and performance compared with Treasury securities.

In addition, the Portfolio’s investment management team maintained a yield curve steepening bias during the first nine months of the period, which contributed positively to performance, as the slope of the yield curve steepened during this timeframe.

Outlook

The Portfolio’s management team believes the current breakeven rate is an overreaction. The unprecedented steps the government has taken to avoid a severe economic downturn eventually may lead to significantly higher inflation and a weaker dollar than are currently priced into the market. These factors, combined with an unusually low breakeven rate, suggest to us that TIPS currently represent good long-term value.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2008
	1 Year	Since Inception*
Inflation Protection Portfolio	-1.38%	3.17%
Citigroup U.S. Inflation-Linked Index	-1.17%	4.05%
Lipper Variable Insurance Products (VIP) General U.S. Government Bond Funds Average	3.86%	–
*	Inception date of 4/30/07

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.nmfn.com.

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separte account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Return of principal is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance.

This Portfolio invests over 50% of its assets in inflation-linked bonds. Inflation-linked bonds issued by the U.S. Government, known as TIPs, are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Neither the current market value of the inflation-linked bonds nor the share value of the fund that invests in them is guaranteed, and either or both may fluctuate. Those portions of the Portfolio which are not invested in inflation linked securities will not be automatically protected from inflation. The Portfolio may use derivative instruments for hedging purposes as part of its investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

120	Inflation Protection Portfolio

Inflation Protection Portfolio

   Top 10 Fixed Income Holdings 12/31/08

Security Description	% of Net Assets
US Treasury, Various	51.4%
Federal Home Loan Mortgage Corp. Mortgage Pool, Various	8.2%
Federal National Mortgage Association Mortgage Pool, Various	7.6%
Federal Home Loan Mortgage Corp., Various	6.5%
Tennessee Valley Authority, Various	4.0%
Federal National Mortgage Association , Various	3.7%
Banc of America Commercial Mortgage, Inc., Series 2004-2, Class A3, 4.05%, 11/10/38	2.1%
California Educational Facilities Authority, 5.00%, 3/15/39	1.4%
Massachusetts Bay Transportation Authority, 5.25%, 7/1/33	1.4%
Federal Home Loan Bank, 4.875%, 5/17/17	1.2%

Sector Allocation 12/31/08

Sector Allocation is based on fixed income investments.

Sector Allocation and Top 10 Holdings are subject to change.

The Corporate Bonds sector includes bonds of companies and governments headquartered outside the United States.

The Government and Structured Product categories include domestic taxable bonds.

Consistent with the Portfolio’s stated parameters, no more than 20% of the Portfolio is invested in foreign securities, and no more than 10% is invested in high yield securities.

Inflation Protection Portfolio	121

Inflation Protection Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2008

	Corporate Bonds (4.7%)	Shares/ $ Par	Value $ (000’s)
	Banking (3.5%)
	Bank of America Corp., 3.125%, 6/15/12	700,000	727
	The Bear Stearns Companies LLC, 5.61%, 1/10/14	70,000	58
	The Goldman Sachs Group, Inc., 3.25%, 6/15/12	400,000	417
	The International Bank for Reconstruction & Development, 7.625%, 1/19/23	500,000	711
	Kreditanstalt fuer Wiederaufbau, 4.75%, 5/15/12	500,000	535

	Total		2,448

	Independent Finance (0.4%)
	Caterpillar Financial Services Corp., 5.05%, 12/1/10	308,000	303

	Total		303

	Life Insurance (0.4%)
	Prudential Financial, Inc., 5.11%, 2/10/12	200,000	145
(k)	Prudential Financial, Inc., 5.24%, 3/10/15	240,000	130

	Total		275

	Telecommunications (0.2%)
	AT&T, Inc., 5.10%, 9/15/14	100,000	98

	Total		98

	Tobacco (0.2%)
	Altria Group, Inc., 8.50%, 11/10/13	160,000	166

	Total		166

	Total Corporate Bonds (Cost: $3,238)		3,290

	Governments (69.8%)
	Governments (69.8%)
	Farmer Mac Guaranteed Notes Trust 2006-2, 5.125%, 4/19/17 144A	500,000	570
	Federal Home Loan Bank, 4.875%, 5/17/17	755,000	854
	Federal Home Loan Mortgage Corp., 4.125%, 9/27/13	500,000	539

Governments (69.8%)	Shares/ $ Par	Value $ (000’s)
Governments continued
Federal Home Loan Mortgage Corp., 4.50%, 4/2/14	500,000	549
Federal Home Loan Mortgage Corp., 4.875%, 6/13/18	620,000	713
Federal Home Loan Mortgage Corp., 5.00%, 1/30/14	2,400,000	2,683
Federal National Mortgage Association, 4.375%, 7/17/13	570,000	615
Federal National Mortgage Association, 6.077%, 2/17/09	1,951,000	1,949
Financing Corp., 0.00%, 5/30/10	359,000	354
Israel Government AID Bond, 0.00%, 11/1/14	500,000	436
Private Export Funding Corp., 4.55%, 5/15/15	600,000	657
Tennessee Valley Authority, 4.50%, 4/1/18	450,000	496
Tennessee Valley Authority, 4.875%, 12/15/16	450,000	502
Tennessee Valley Authority, 6.79%, 5/23/12	1,200,000	1,378
Tennessee Valley Authority Stripped, 0.00%, 7/15/09	160,000	159
Tennessee Valley Authority Stripped, 0.00%, 11/1/12	251,000	233
US Treasury Inflation Index Bond, 0.625%, 4/15/13	1,024,970	980
US Treasury Inflation Index Bond, 0.875%, 4/15/10	263,021	247
US Treasury Inflation Index Bond, 1.375%, 7/15/18	2,310,718	2,161
US Treasury Inflation Index Bond, 1.625%, 1/15/15	340,377	316
US Treasury Inflation Index Bond, 1.625%, 1/15/18	2,068,240	1,963
US Treasury Inflation Index Bond, 1.75%, 1/15/28	1,184,067	1,094

	Governments (69.8%)	Shares/ $ Par	Value $ (000’s)
	Governments continued
	US Treasury Inflation Index Bond, 1.875%, 7/15/13	855,188	805
	US Treasury Inflation Index Bond, 1.875%, 7/15/15	389,830	368
	US Treasury Inflation Index Bond, 2.00%, 4/15/12	373,671	364
	US Treasury Inflation Index Bond, 2.00%, 1/15/14	492,442	467
	US Treasury Inflation Index Bond, 2.00%, 7/15/14	574,665	543
	US Treasury Inflation Index Bond, 2.00%, 1/15/16	7,231,386	6,925
(k)	US Treasury Inflation Index Bond, 2.00%, 1/15/26	2,183,060	2,056
	US Treasury Inflation Index Bond, 2.375%, 4/15/11	81,861	80
	US Treasury Inflation Index Bond, 2.375%, 1/15/17	2,846,842	2,824
	US Treasury Inflation Index Bond, 2.375%, 1/15/25	2,643,459	2,598
	US Treasury Inflation Index Bond, 2.375%, 1/15/27	1,691,991	1,700
	US Treasury Inflation Index Bond, 2.50%, 7/15/16	1,716,400	1,703
	US Treasury Inflation Index Bond, 2.625%, 7/15/17	1,646,348	1,687
	US Treasury Inflation Index Bond, 3.00%, 7/15/12	421,722	413
	US Treasury Inflation Index Bond, 3.375%, 1/15/12	274,520	272
	US Treasury Inflation Index Bond, 3.375%, 4/15/32	1,556,176	1,919
	US Treasury Inflation Index Bond, 3.50%, 1/15/11	373,428	367
	US Treasury Inflation Index Bond, 3.625%, 4/15/28	1,473,406	1,755

The Accompanying Notes are an Integral Part of the Financial Statements.

122	Inflation Protection Portfolio

Inflation Protection Portfolio

Governments (69.8%)	Shares/ $ Par	Value $ (000’s)
Governments continued
US Treasury Inflation Index Bond, 3.875%, 4/15/29	1,581,408	1,953
Total Governments (Cost: $48,886)		48,247

Municipal Bonds (4.0%)
Municipal Bonds (4.0%)
California Educational Facilities Authority, 5.00%, 3/15/39 RB	1,000,000	998
Massachusetts Bay Transportation Authority, Series 2006A, 5.25%, 7/1/33 RB	1,000,000	996
Massachusetts Health & Educational Facilites Authority, 5.50%, 7/1/32 RB	700,000	745

Total		2,739

Total Municipal Bonds (Cost: $2,628)		2,739

Structured Products (23.7%)
Structured Products (23.7%)
Banc of America Alternative Loan Trust, Series 2007-2, Class 2A4, 5.75%, 6/25/37	146,283	91
Banc of America Commercial Mortgage, Inc., Series 2004-2, Class A3, 4.05%, 11/10/38	1,530,000	1,452
Chase Manhattan Bank- First Union National Bank, Series 1999-1, Class B, 7.619%, 8/15/31	700,000	699
Citibank Credit Card Issuance Trust, Series 2007-A2, Class A2, 2.163%, 5/21/12	500,000	463
CNH Equipment Trust, Series 2007-C, Class A3A, 5.21%, 12/15/11	400,000	394
Credit Suisse Mortgage Capital Certificates, Series 2007-TF2A, Class A1, 1.375%, 4/15/22 144A	500,000	402
Federal Home Loan Mortgage Corp., 5.00%, 5/1/23	1,674,411	1,721
Federal Home Loan Mortgage Corp., Series 3234, Class PA, 5.00%, 10/15/26	522,641	532

Structured Products (23.7%)	Shares/ $ Par	Value $ (000’s)
Structured Products continued
Federal Home Loan Mortgage Corp., 5.50%, 12/1/36	450,708	462
Federal Home Loan Mortgage Corp., 5.50%, 4/1/38	2,788,094	2,857
Federal Home Loan Mortgage Corp., 5.752%, 1/1/38	579,678	594
Federal National Mortgage Association, Series 2004-9, Class YJ, 4.00%, 10/25/13	107,028	107
Federal National Mortgage Association, 5.50%, 9/1/35	865,597	888
Federal National Mortgage Association, 5.50%, 7/1/36	435,374	447
Federal National Mortgage Association, 5.50%, 2/1/37	2,587,454	2,656
Federal National Mortgage Association, 6.00%, 10/1/37	968,625	998
Federal National Mortgage Association, 6.00%, 7/1/38	243,822	251
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 2005-C1, Class A2, 4.471%, 5/10/43	480,892	464
Government National Mortgage Association, 4.625%, 7/20/31	101,388	99
Government National Mortgage Association, 4.875%, 12/20/31	236,982	233
LB-UBS Commercial Mortgage Trust, Series 2003-C3, Class A3, 3.85%, 5/15/27	300,000	276
Lehman Brothers Floating Rate Commercial Mortgage Trust, Series 2007-LLFA, Class A1, 1.495%, 6/15/22 144A	391,786	295
Total Structured Products (Cost: $16,395)		16,381

	Short-Term Investments (0.0%)	Shares/ $ Par	Value $ (000’s)
	Other Holdings (0.0%)
(k)	JPMorgan Money Market Fund	33,467	33

	Total		33

	Total Short-Term Investments (Cost: $33)		33

	Total Investments (102.2%) (Cost: $71,180)(a)		70,690

	Other Assets, Less Liabilities (-2.2%)		(1,550)

	Net Assets (100.0%)		69,140

The Accompanying Notes are an Integral Part of the Financial Statements.

Inflation Protection Portfolio	123

Inflation Protection Portfolio

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008 the value of these securities (in thousands) was $1,267, representing 1.83% of the net assets.

RB — Revenue Bond

(a)	At December 31, 2008 the aggregate cost of securities for federal tax purposes (in thousands) was $71,311 and the net unrealized depreciation of investments based on that cost was $621 which is comprised of $1,617 aggregate gross unrealized appreciation and $2,238 aggregate gross unrealized depreciation.

(j)	Swap agreements outstanding on December 31, 2008

Total Return Swaps

CounterParty	Reference Entity	Payment Made by the Fund	Payment Received by the Fund	Expiration Date	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
Bank of America	U.S. Consumer Price Index -All Urban Consumers -Not Seasonally Adjusted (CPURNSA)	CPURNSA Index Total Return at Maturity	Synthetic Total Return Calculation at Maturity	5/13	2,500	$(353)
Bank of America	U.S. Consumer Price Index - All Urban Consumers -Not Seasonally Adjusted (CPURNSA)	CPURNSA Index Total Return at Maturity	Synthetic Total Return Calculation at Maturity	7/13	1,725	(269)
Bank of America	U.S. Consumer Price Index - All Urban Consumers -Not Seasonally Adjusted (CPURNSA)	CPURNSA Index Total Return at Maturity	Synthetic Total Return Calculation at Maturity	5/10	2,500	(221)
Barclays Capital	U.S. Consumer Price Index - All Urban Consumers -Not Seasonally Adjusted (CPURNSA)	CPURNSA Index Total Return at Maturity	Synthetic Total Return Calculation at Maturity	8/12	2,500	(284)
Barclays Capital	U.S. Consumer Price Index - All Urban Consumers -Not Seasonally Adjusted (CPURNSA)	CPURNSA Index Total Return at Maturity	Synthetic Total Return Calculation at Maturity	6/14	1,000	(132)
Barclays Capital	U.S. Consumer Price Index - All Urban Consumers -Not Seasonally Adjusted (CPURNSA)	CPURNSA Index Total Return at Maturity	Synthetic Total Return Calculation at Maturity	12/27	1,700	(295)
Barclays Capital	U.S. Consumer Price Index - All Urban Consumers -Not Seasonally Adjusted (CPURNSA)	CPI Index Total Return at Maturity	Synthetic Total Return Calculation at Maturity	8/17	2,000	(228)
Barclays Capital	U.S. Consumer Price Index - All Urban Consumers -Not Seasonally Adjusted (CPURNSA)	CPURNSA Index Total Return at Maturity	Synthetic Total Return Calculation at Maturity	7/10	3,000	(235)
UBS	U.S. Consumer Price Index - All Urban Consumers -Not Seasonally Adjusted (CPURNSA)	CPURNSA Index Total Return at Maturity	Synthetic Total Return Calculation at Maturity	11/13	2,200	(186)

						(2,203)

(k)	Securities with an aggregate value of $2,219 (in thousands) have been pledged as collateral for swap contracts outstanding on December 31, 2008

The Accompanying Notes are an Integral Part of the Financial Statements.

124	Inflation Protection Portfolio

High Yield Bond Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Achieve high current income and capital appreciation.	Invest in diversified mix of debt securities rated below investment grade.	$212 million

Portfolio Overview

Mason Street Advisors acts as the investment adviser for the High Yield Bond Portfolio. The Portfolio seeks to achieve high current income and capital appreciation. The Portfolio seeks to achieve this objective by investing at least 80% of net assets (plus any borrowings for investment purposes) in non-investment grade debt securities. The Portfolio invests in both domestic and foreign debt securities that are rated below investment grade by at least one major rating agency or, if unrated, determined by management to be of comparable quality. Securities are selected primarily based upon rigorous industry and credit analysis performed by management to identify companies that are believed to be attractively priced, or which have stable or improving fundamental financial characteristics, relative to the overall high yield market. High yield debt securities are often called “junk bonds.”

Market Overview

The spiraling sub-prime credit crisis took an incredible toll on U.S. financial institutions, the economy and financial markets in 2008. Economic conditions deteriorated sharply over the course of the year, as the economy entered its first recession since 2002. In that environment, the Federal Reserve took dramatic steps, effectively cutting its short-term rate target to 0%, intervening in the mortgage, commercial, and consumer debt markets, while Congress passed the $700 billion Troubled Asset Relief Program (TARP).

These unprecedented events sent high yield bonds reeling, as a result of massive deleveraging and forced selling for hedge funds and other large high yield market players. In that environment, measures of distress and credit rating downgrades to upgrades reached the highest levels on record, while the spread (yield over Treasuries) on the high yield market surged to an all-time high above 2000 basis points (or 20%). However, the market staged a sharp rebound in December as a result of Fed rate cuts, government loans to automakers, and the conversion of GMAC (the largest single name in the Index) to bank holding company status, giving the company access to TARP funds. Nevertheless, 2008 was the high yield market’s worst on record, with the Citigroup High-Yield Cash-Pay Index losing a quarter of its value.

Portfolio Results

For the twelve months ended December 31, 2008, the High Yield Bond Portfolio had a total return of –21.35%. By comparison, the Citigroup High-Yield Cash-Pay Index returned –24.74% for the year. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The average return for the Portfolio’s peer group, High Current Yield Funds, was –26.93%, according to Lipper Analytical Services, Inc., an independent mutual fund ranking agency.

The Portfolio’s absolute return reflected the unprecedented turmoil affecting the economy and financial markets in what was the worst year in high yield market history. However, the Portfolio outperformed the Index and Lipper average because of its bias toward higher quality issuers rated BB and above, and corresponding underweight to CCC rated securities. Some of our security selection decisions also helped performance, as did our slightly higher than average cash weighting.

Presumably unlike many of our peers, we did not consider it prudent to own the riskiest, lowest quality bonds without regard to fundamentals, preferring to own higher quality names in cash-rich, less economically sensitive sectors given the challenging market environment. That positioning helped the Portfolio hold up better than the market and its competition in 2008, when the lower a bond’s quality, the worse its performance. What’s more, some of our BB bonds also did well in the up month of December, as investors looking to enter the market gravitated toward large, liquid names, such as DirecTV and L-3 Communications.

It also helped that we allowed a modest cash position from bond maturities and coupon payments to build over the course of the year. Having that modest (less than 10% of assets) cash cushion benefited performance during a brutal year in high yield. In addition, we were underweight some of the worst-performing segments of the market, such as broadcasting, paper and forest products and publishing.

Outlook

We remain in a challenging environment for high yield bonds, because of economic weakness and a lack of liquidity in the market. Indeed, one of the key considerations is that very few high yield companies were able to come to market for additional financing in the second half of the year. Under those conditions, we expect defaults to rise significantly going forward.

High Yield Bond Portfolio	125

High Yield Bond Portfolio

But there are some positives—the indiscriminate selling we’ve seen in the market is presenting long-term, patient investors with opportunities to buy well-structured credits at very attractive levels. In essence, large swaths of the market have been priced to go out of business. But with spreads trading at unprecedented levels, we think that it makes sense to add select names that we believe can survive the current economic and financial stresses. We expect to put our modest cash position to work in these sorts of deals in coming months.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2008
	1 Year	5 Years	10 Years
High Yield Bond Portfolio	-21.35%	0.21%	2.36%
Citigroup High Yield Cash Pay Index	-24.74%	-0.68%	2.51%
Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index**	-25.88%	-0.84%	2.28%
Lipper Variable Insurance Products (VIP) High Current Yield Funds Average	-26.93%	-1.17%	1.27%

** Prior to November 1, 2008, the Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index was known as the Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index.

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.nmfn.com.

This chart assumes an initial investment of $10,000 made on 12/31/98. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separte account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio invests in lower quality securities, which may represent a significant risk for loss of principal and interest. Bonds and other debt obligations are affected by changes in interest rates, inflation risk and the creditworthiness of their issuers. High yield bonds generally have greater price swings and higher default risks than investment grade bonds. Return of principal is not guaranteed. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance. In contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds.

126	High Yield Bond Portfolio

High Yield Bond Portfolio

Top 10 Fixed Income Holdings 12/31/08

Security Description	% of Net Assets
HCA, Inc., Various	2.5%
Energy Future Holdings Corp., Various	1.9%
Ford Motor Credit Co. LLC, Various	1.8%
Chesapeake Energy Corp., Various	1.8%
EchoStar DBS Corp., Various	1.8%
L-3 Communications Corp., Various	1.6%
General Motors Acceptance Corp. LLC, Various	1.6%
MGM MIRAGE, Inc., Various	1.6%
Frontier Communications Corp., Various	1.6%
CSC Holdings, Inc., Various	1.6%

Sector Allocation 12/31/08

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

High Yield Bond Portfolio	127

High Yield Bond Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2008

	Preferred Stocks (0.0%)	Shares/ $ Par	Value $ (000’s)
	Financials (0.0%)
(n)*	Preferred Blocker, Inc., 9.00%, 12/31/49 144A	379	95

	Total		95

	Total Preferred Stocks (Cost: $95)		95

	Bonds (88.8%)
	Aerospace/Defense (2.9%)
	BE Aerospace, Inc., 8.50%, 7/1/18	706,000	636
	Bombardier, Inc., 8.00%, 11/15/14 144A	714,000	628
	DRS Technologies, Inc., 7.625%, 2/1/18	680,000	680
	Hawker Beechcraft Acquisition Co. LLC/Hawker Beechcraft Notes Co., 8.50%, 4/1/15	412,000	169
(c)	Hawker Beechcraft Acquisition Co. LLC/Hawker Beechcraft Notes Co., 8.875%, 4/1/15	927,000	315
	Hawker Beechcraft Acquisition Co. LLC/Hawker Beechcraft Notes Co., 9.75%, 4/1/17	860,000	232
	L-3 Communications Corp., 6.375%, 10/15/15	2,275,000	2,127
	L-3 Communications Corp., 7.625%, 6/15/12	1,335,000	1,305

	Total		6,092

	Autos/Vehicle Parts (2.8%)
	American Axle & Manufacturing, Inc., 7.875%, 3/1/17	1,095,000	339
	Cooper Tire & Rubber Co., 8.00%, 12/15/19	680,000	306
	Ford Motor Co., 7.45%, 7/16/31	2,775,000	777
	Ford Motor Credit Co. LLC, 8.00%, 12/15/16	575,000	375
	Ford Motor Credit Co. LLC, 8.625%, 11/1/10	710,000	538
	Ford Motor Credit Co. LLC, 9.875%, 8/10/11	2,980,000	2,198
	General Motors Corp., 7.20%, 1/15/11	755,000	159

Bonds (88.8%)	Shares/ $ Par	Value $ (000’s)
Autos/Vehicle Parts continued
General Motors Corp., 8.375%, 7/15/33	1,840,000	322
Lear Corp., 5.75%, 8/1/14	340,000	126
Lear Corp., 8.75%, 12/1/16	532,000	154
Visteon Corp., 8.25%, 8/1/10	993,000	308
Visteon Corp., 12.25%, 12/31/16 144A	1,102,000	264

Total		5,866

Basic Materials (7.5%)
Ball Corp., 6.625%, 3/15/18	740,000	662
Berry Plastics Holding Corp., 8.875%, 9/15/14	590,000	257
Cascades, Inc., 7.25%, 2/15/13	504,000	257
Crown Americas LLC/Crown Americas Capital Corp., 7.625%, 11/15/13	507,000	502
Crown Americas LLC/Crown Americas Capital Corp., 7.75%, 11/15/15	825,000	821
FMG Finance Property, Ltd., 10.625%, 9/1/16 144A	2,370,000	1,375
Freeport-McMoRan Copper & Gold, Inc., 8.25%, 4/1/15	1,360,000	1,156
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/17	2,130,000	1,747
Georgia-Pacific LLC, 7.00%, 1/15/15 144A	1,853,000	1,575
Georgia-Pacific LLC, 7.125%, 1/15/17 144A	594,000	499
Graphic Packaging International, Inc., 9.50%, 8/15/13	1,031,000	711
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 9.75%, 11/15/14	1,955,000	557
Huntsman International LLC, 7.375%, 1/1/15	755,000	396
Huntsman LLC, 11.50%, 7/15/12	745,000	596
Invista, 9.25%, 5/1/12 144A	875,000	613

Bonds (88.8%)	Shares/ $ Par	Value $ (000’s)
Basic Materials continued
Momentive Performance Materials, Inc., 9.75%, 12/1/14	1,010,000	429
The Mosaic Co., 7.625%, 12/1/16 144A	530,000	424
NewPage Corp., 10.00%, 5/1/12	750,000	330
Norampac Industries, Inc., 6.75%, 6/1/13	625,000	281
Novelis, Inc., 7.25%, 2/15/15	2,098,000	1,217
Peabody Energy Corp., 7.375%, 11/1/16	185,000	174
Peabody Energy Corp., 7.875%, 11/1/26	1,095,000	903
Smurfit-Stone Container Enterprises, Inc., 8.375%, 7/1/12	665,000	110
Texas Industries, Inc., 7.25%, 7/15/13 144A	470,000	363

Total		15,955

Capital Goods (1.8%)
Case New Holland, Inc., 7.125%, 3/1/14	1,090,000	774
Da-Lite Screen Co., Inc., 9.50%, 5/15/11	675,000	594
RSC Equipment Rental, Inc., 9.50%, 12/1/14	1,042,000	573
SPX Corp., 7.625%, 12/15/14 144A	820,000	714
Terex Corp., 8.00%, 11/15/17	1,100,000	935
United Rentals North America, Inc., 6.50%, 2/15/12	390,000	308

Total		3,898

Consumer Products/Retailing (4.1%)
Education Management LLC/Education Management Finance Corp., 10.25%, 6/1/16	1,870,000	1,356
GameStop Corp./GameStop, Inc., 8.00%, 10/1/12	1,105,000	1,028
Levi Strauss & Co., 8.875%, 4/1/16	1,275,000	867
The Neiman Marcus Group, Inc., 10.375%, 10/15/15	740,000	318
New Albertson’s, Inc., 7.25%, 5/1/13	860,000	727

The Accompanying Notes are an Integral Part of the Financial Statements.

128	High Yield Bond Portfolio

High Yield Bond Portfolio

Bonds (88.8%)	Shares/ $ Par	Value $ (000’s)
Consumer Products/Retailing continued
Oxford Industries, Inc., 8.875%, 6/1/11	1,693,000	1,278
Phillips-Van Heusen Corp., 8.125%, 5/1/13	200,000	165
Rite Aid Corp., 7.50%, 3/1/17	1,017,000	661
Rite Aid Corp., 8.625%, 3/1/15	336,000	116
Rite Aid Corp., 9.375%, 12/15/15	540,000	189
Rite Aid Corp., 10.375%, 7/15/16	470,000	345
SUPERVALU, Inc., 7.50%, 11/15/14	1,120,000	918
Warnaco, Inc., 8.875%, 6/15/13	710,000	646

Total		8,614

Energy (13.2%)
Basic Energy Services, Inc., 7.125%, 4/15/16	1,220,000	695
Chaparral Energy, Inc., 8.875%, 2/1/17	1,220,000	244
Chesapeake Energy Corp., 6.375%, 6/15/15	823,000	650
Chesapeake Energy Corp., 6.625%, 1/15/16	1,405,000	1,110
Chesapeake Energy Corp., 7.25%, 12/15/18	750,000	585
Chesapeake Energy Corp., 7.50%, 9/15/13	1,120,000	963
Chesapeake Energy Corp., 7.625%, 7/15/13	605,000	520
Cie Generale de Geophysique-Veritas, 7.50%, 5/15/15	405,000	251
Cie Generale de Geophysique-Veritas, 7.75%, 5/15/17	675,000	392
Cimarex Energy Co., 7.125%, 5/1/17	1,015,000	792
Complete Production Services, Inc., 8.00%, 12/15/16	803,000	506
Connacher Oil and Gas, Ltd., 10.25%, 12/15/15 144A	730,000	292
Denbury Resources, Inc., 7.50%, 12/15/15	750,000	532
El Paso Corp., 7.00%, 6/15/17	1,125,000	880
El Paso Corp., 7.25%, 6/1/18	1,175,000	933
El Paso Corp., 7.75%, 1/15/32	1,095,000	711
Forest Oil Corp., 7.25%, 6/15/19 144A	450,000	329
Forest Oil Corp., 7.25%, 6/15/19	650,000	475

Bonds (88.8%)	Shares/ $ Par	Value $ (000’s)
Energy continued
Helix Energy Solutions Group, Inc., 9.50%, 1/15/16 144A	1,090,000	578
Key Energy Services, Inc., 8.375%, 12/1/14	1,100,000	726
Kinder Morgan Finance Co. ULC, 5.35%, 1/5/11	1,110,000	991
Kinder Morgan Finance Co. ULC, 5.70%, 1/5/16	675,000	503
Linn Energy LLC, 9.875%, 7/1/18 144A	705,000	412
Mariner Energy, Inc., 8.00%, 5/15/17	915,000	476
Newfield Exploration Co., 6.625%, 9/1/14	190,000	156
Newfield Exploration Co., 6.625%, 4/15/16	1,045,000	831
Newfield Exploration Co., 7.125%, 5/15/18	560,000	442
OPTI Canada, Inc., 8.25%, 12/15/14	1,645,000	888
Petrohawk Energy Corp., 7.875%, 6/1/15 144A	935,000	692
Petrohawk Energy Corp., 9.125%, 7/15/13	1,636,000	1,325
Petroplus Finance, Ltd., 6.75%, 5/1/14 144A	633,000	402
Petroplus Finance, Ltd., 7.00%, 5/1/17 144A	528,000	322
Plains Exploration & Production Co., 7.00%, 3/15/17	680,000	466
Plains Exploration & Production Co., 7.625%, 6/1/18	470,000	322
Plains Exploration & Production Co., 7.75%, 6/15/15	900,000	680
Range Resources Corp., 6.375%, 3/15/15	1,119,000	906
Range Resources Corp., 7.25%, 5/1/18	150,000	125
Range Resources Corp., 7.50%, 5/15/16	235,000	204
SandRidge Energy, Inc., 8.00%, 6/1/18 144A	470,000	261
SESI LLC, 6.875%, 6/1/14	1,145,000	882
Sonat, Inc., 7.625%, 7/15/11	315,000	287
Southwestern Energy Co., 7.50%, 2/1/18 144A	830,000	726
Targa Resources Partners LP, 8.25%, 7/1/16 144A	565,000	350
Tesoro Corp., 6.25%, 11/1/12	460,000	317
Tesoro Corp., 6.625%, 11/1/15	2,330,000	1,351

	Bonds (88.8%)	Shares/ $ Par	Value $ (000’s)
	Energy continued
	W&T Offshore, Inc., 8.25%, 6/15/14 144A	1,040,000	562
	Whiting Petroleum Corp., 7.25%, 5/1/13	1,379,000	979

	Total		28,022

	Financials (4.8%)
	Bank of America Corp., 8.125%, 12/29/49	1,120,000	838
	Citigroup, Inc., 8.40%, 4/29/49	1,120,000	739
	E*TRADE Financial Corp., 7.375%, 9/15/13	55,000	20
	E*TRADE Financial Corp., 7.875%, 12/1/15	1,320,000	475
	E*TRADE Financial Corp., 8.00%, 6/15/11	1,685,000	767
	General Motors Acceptance Corp. LLC, 7.25%, 3/2/11	2,375,000	2,018
	General Motors Acceptance Corp. LLC, 7.75%, 1/19/10	550,000	491
(n)	General Motors Acceptance Corp. LLC, 8.00%, 11/1/31 144A	1,519,000	903
	International Lease Finance Corp., 5.875%, 5/1/13	405,000	270
	JPMorgan Chase & Co., 7.90%, 4/29/49	1,120,000	932
	LaBranche & Co., Inc., 11.00%, 5/15/12	561,000	488
	Nuveen Investments, Inc., 10.50%, 11/15/15 144A	825,000	183
	Wachovia Corp., 7.98%, 2/28/49	560,000	477
	Wells Fargo Capital XV, 9.75%, 12/29/49	1,500,000	1,515

	Total		10,116

	Foods (2.3%)
	Constellation Brands, Inc., 7.25%, 9/1/16	1,070,000	1,011
	Constellation Brands, Inc., 7.25%, 5/15/17	870,000	822
	Constellation Brands, Inc., 8.375%, 12/15/14	455,000	432
(d)	Pilgrim’s Pride Corp., 7.625%, 5/1/15	843,000	228
	Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 9.25%, 4/1/15	735,000	474
	Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 10.625%, 4/1/17	1,415,000	764

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio	129

High Yield Bond Portfolio

Bonds (88.8%)	Shares/ $ Par	Value $ (000’s)
Foods continued
Smithfield Foods, Inc., 7.75%, 5/15/13	1,310,000	842
Smithfield Foods, Inc., 7.75%, 7/1/17	760,000	433

Total		5,006

Gaming/Leisure/Lodging (7.6%)
AMC Entertainment, Inc., 11.00%, 2/1/16	678,000	474
Caesars Entertainment, Inc., 7.875%, 3/15/10	740,000	488
Caesars Entertainment, Inc., 8.125%, 5/15/11	1,775,000	870
Felcor Lodging LP, 8.50%, 6/1/11	1,117,000	827
Harrah’s Operating Co., Inc., 5.50%, 7/1/10	750,000	476
Harrah’s Operating Co., Inc., 10.75%, 2/1/16 144A	2,655,000	757
The Hertz Corp., 8.875%, 1/1/14	840,000	517
Host Hotels & Resorts LP, 7.125%, 11/1/13	2,865,000	2,306
Las Vegas Sands Corp., 6.375%, 2/15/15	1,845,000	1,070
Mandalay Resort Group, 9.375%, 2/15/10	660,000	482
Mashantucket Western Pequot Tribe, 8.50%, 11/15/15 144A	1,375,000	540
MGM MIRAGE, 7.50%, 6/1/16	1,800,000	1,141
MGM MIRAGE, Inc., 6.75%, 9/1/12	1,485,000	1,039
MGM MIRAGE, Inc., 8.375%, 2/1/11	1,125,000	669
Mohegan Tribal Gaming Authority, 6.875%, 2/15/15	1,095,000	553
Mohegan Tribal Gaming Authority, 8.00%, 4/1/12	375,000	229
Royal Caribbean Cruises, Ltd., 7.00%, 6/15/13	875,000	499
Seminole Hard Rock Entertainment, Inc., 4.496%, 3/15/14 144A	540,000	274
Station Casinos, Inc., 6.00%, 4/1/12	1,475,000	295
Station Casinos, Inc., 6.625%, 3/15/18	615,000	35
Station Casinos, Inc., 6.875%, 3/1/16	685,000	39
Universal City Development Partners, 11.75%, 4/1/10	907,000	585

	Bonds (88.8%)	Shares/ $ Par	Value $ (000’s)
	Gaming/Leisure/Lodging continued
	Universal City Florida Holding Co. I & II, 8.375%, 5/1/10	400,000	182
	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 6.625%, 12/1/14	2,395,000	1,808

	Total		16,155

	Health Care/Pharmaceuticals (8.5%)
(c)	Biomet, Inc., 10.375%, 10/15/17	2,229,500	1,761
	Catalent Pharma Solutions, Inc., 9.50%, 4/15/15	997,000	379
	CHS/Community Health Systems, Inc., 8.875%, 7/15/15	2,585,000	2,378
	DaVita, Inc., 7.25%, 3/15/15	1,110,000	1,054
	FMC Finance III SA, 6.875%, 7/15/17	1,265,000	1,183
	Fresenius Medical Care Capital Trust IV, 7.875%, 6/15/11	410,000	389
	HCA, Inc., 6.75%, 7/15/13	905,000	570
	HCA, Inc., 9.125%, 11/15/14	782,000	725
	HCA, Inc., 9.25%, 11/15/16	3,164,000	2,903
(c)	HCA, Inc., 9.625%, 11/15/16	1,273,000	993
	Health Management Associates, Inc., 6.125%, 4/15/16	1,110,000	688
	Senior Housing Properties Trust, 8.625%, 1/15/12	610,000	525
	Service Corp. International, 6.75%, 4/1/15	855,000	675
	Service Corp. International, 6.75%, 4/1/16	825,000	627
	Service Corp. International, 7.375%, 10/1/14	175,000	149
	Tenet Healthcare Corp., 7.375%, 2/1/13	985,000	702
	Tenet Healthcare Corp., 9.875%, 7/1/14	1,110,000	894
	Ventas Realty LP/Ventas Capital Corp., 6.50%, 6/1/16	1,095,000	802
	Ventas Realty LP/Ventas Capital Corp., 9.00%, 5/1/12	750,000	668

	Total		18,065

	Bonds (88.8%)	Shares/ $ Par	Value $ (000’s)
	Media (7.7%)
	CCH I Holdings LLC/CCH I Holdings Capital Corp., 11.00%, 10/1/15	2,565,000	398
	CCH I Holdings LLC/CCH I Holdings Capital Corp., 11.75%, 5/15/14	905,000	46
	CCH II LLC/CCH II Capital Corp., 10.25%, 9/15/10	1,000,000	440
	CSC Holdings, Inc., 7.625%, 4/1/11	2,055,000	1,937
	CSC Holdings, Inc., 7.875%, 2/15/18	1,740,000	1,366
	Dex Media, Inc., 8.00%, 11/15/13	1,300,000	240
	DirecTV Holdings LLC/DirecTV Financing Co., 7.625%, 5/15/16	2,035,000	1,974
	EchoStar DBS Corp., 7.00%, 10/1/13	1,675,000	1,453
	EchoStar DBS Corp., 7.125%, 2/1/16	1,310,000	1,094
	EchoStar DBS Corp., 7.75%, 5/31/15	1,405,000	1,194
	Kabel Deutschland GmbH, 10.625%, 7/1/14	1,215,000	1,081
	Lamar Media Corp., 6.625%, 8/15/15	1,875,000	1,355
	LIN Television Corp., 6.50%, 5/15/13	780,000	371
	Mediacom Broadband LLC/Mediacom Broadband Corp., 8.50%, 10/15/15	1,185,000	772
	Mediacom LLC/Mediacom Capital Corp., 7.875%, 2/15/11	390,000	305
	Quebecor Media, Inc., 7.75%, 3/15/16	1,100,000	742
	R.H. Donnelley Corp., 6.875%, 1/15/13	930,000	125
	R.H. Donnelley Corp., 8.875%, 10/15/17	365,000	55
(c)	Univision Communications, Inc., 9.75%, 3/15/15 144A	1,180,000	148
	Videotron Ltee, 6.375%, 12/15/15	340,000	267
	Videotron Ltee, 6.875%, 1/15/14	838,000	742
	Videotron Ltee, 9.125%, 4/15/18 144A	185,000	172

	Total		16,277

The Accompanying Notes are an Integral Part of the Financial Statements.

130	High Yield Bond Portfolio

High Yield Bond Portfolio

	Bonds (88.8%)	Shares/ $ Par	Value $ (000’s)
	Real Estate (0.7%)
	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 7.125%, 2/15/13	1,510,000	1,042
	The Rouse Co. LP, 7.20%, 9/15/12	1,175,000	399

	Total		1,441

	Services (1.7%)
	Allied Waste North America, Inc., 6.125%, 2/15/14	565,000	512
	Allied Waste North America, Inc., 7.25%, 3/15/15	1,411,000	1,312
	Crum & Forster Holdings Corp., 7.75%, 5/1/17	772,000	544
	UnumProvident Finance Co. PLC, 6.85%, 11/15/15 144A	825,000	675
	WCA Waste Corp., 9.25%, 6/15/14	880,000	651

	Total		3,694

	Technology (3.6%)
	Expedia, Inc., 8.50%, 7/1/16 144A	95,000	71
	First Data Corp., 9.875%, 9/24/15	1,285,000	777
	Flextronics International, Ltd., 6.50%, 5/15/13	1,130,000	893
	Freescale Semiconductor, Inc., 8.875%, 12/15/14	981,000	432
(c)	Freescale Semiconductor, Inc., 9.125%, 12/15/14	1,442,000	332
	Iron Mountain, Inc., 7.75%, 1/15/15	890,000	799
	Iron Mountain, Inc., 8.00%, 6/15/20	1,440,000	1,156
	Nortel Networks, Ltd., 10.75%, 7/15/16 144A	1,110,000	294
	Sabre Holdings Corp., 8.35%, 3/15/16	915,000	203
	STATS ChipPAC, Ltd., 6.75%, 11/15/11	662,000	491
	STATS ChipPAC, Ltd., 7.50%, 7/19/10	675,000	555
	Sungard Data Systems, Inc., 10.625%, 5/15/15 144A	800,000	684
	SunGard Data Systems, Inc., 9.125%, 8/15/13	670,000	579
	Travelport LLC, 11.875%, 9/1/16	300,000	84
	Unisys Corp., 8.00%, 10/15/12	810,000	227

	Total		7,577

	Bonds (88.8%)	Shares/ $ Par	Value $ (000’s)
	Telecommunications (7.5%)
(c)	ALLTEL Communications LLC, 10.375%, 12/1/17 144A	1,095,000	1,226
	American Tower Corp., 7.00%, 10/15/17 144A	825,000	734
	Cricket Communications, Inc., 10.00%, 7/15/15 144A	470,000	430
	Frontier Communications Corp., 9.00%, 8/15/31	2,205,000	1,389
	Frontier Communications Corp., 9.25%, 5/15/11	2,025,000	1,924
	Intelsat Corp., 9.25%, 8/15/14 144A	755,000	702
	Intelsat Jackson Holdings, Ltd., 11.25%, 6/15/16	740,000	673
	Intelsat, Ltd., 7.625%, 4/15/12	755,000	506
	Qwest Corp., 6.50%, 6/1/17	1,035,000	766
	Qwest Corp., 7.50%, 10/1/14	221,000	184
	Qwest Corp., 7.625%, 6/15/15	750,000	615
	Qwest Corp., 7.875%, 9/1/11	986,000	907
	Rogers Wireless, Inc., 8.00%, 12/15/12	1,220,000	1,168
	Sprint Capital Corp., 8.375%, 3/15/12	1,495,000	1,196
	Sprint Nextel Corp., 6.00%, 12/1/16	1,120,000	790
	Windstream Corp., 7.00%, 3/15/19	680,000	524
	Windstream Corp., 8.125%, 8/1/13	1,150,000	1,058
	Windstream Corp., 8.625%, 8/1/16	1,220,000	1,080

	Total		15,872

	Transportation (2.0%)
	American Railcar Industries, Inc., 7.50%, 3/1/14	320,000	211
	Kansas City Southern de Mexico SAB de CV, 7.375%, 6/1/14	1,150,000	941
	Kansas City Southern de Mexico SAB de CV, 7.625%, 12/1/13	470,000	385
	Kansas City Southern de Mexico SAB de CV, 9.375%, 5/1/12	933,000	854
	Stena AB, 7.50%, 11/1/13	2,675,000	1,769

	Total		4,160

Bonds (88.8%)	Shares/ $ Par	Value $ (000’s)
Utilities (10.1%)
The AES Corp., 7.75%, 10/15/15	1,495,000	1,256
The AES Corp., 8.00%, 10/15/17	825,000	677
The AES Corp., 8.00%, 6/1/20 144A	755,000	585
Aquila, Inc., 7.95%, 2/1/11	78,000	76
Aquila, Inc., 11.875%, 7/1/12	755,000	763
Dynegy Holdings, Inc., 7.50%, 6/1/15	1,300,000	910
Dynegy Holdings, Inc., 7.75%, 6/1/19	815,000	562
Dynegy Holdings, Inc., 8.375%, 5/1/16	1,465,000	1,040
Edison Mission Energy, 7.00%, 5/15/17	1,585,000	1,379
Edison Mission Energy, 7.20%, 5/15/19	1,846,000	1,514
Elwood Energy LLC, 8.159%, 7/5/26	1,069,095	725
Energy Future Holdings Corp., 10.875%, 11/1/17 144A	1,100,000	781
Indiantown Cogeneration LP, 9.77%, 12/15/20	1,740,000	1,378
Mirant Americas Generation LLC, 8.50%, 10/1/21	2,265,000	1,721
NRG Energy, Inc., 7.25%, 2/1/14	925,000	865
NRG Energy, Inc., 7.375%, 2/1/16	665,000	619
NRG Energy, Inc., 7.375%, 1/15/17	816,000	751
NSG Holdings LLC/NSG Holdings, Inc., 7.75%, 12/15/25 144A	948,000	739
NV Energy, Inc., 8.625%, 3/15/14	392,000	353
Reliant Energy, Inc., 7.625%, 6/15/14	1,855,000	1,540
Texas Competitive Electric Holdings Co. LLC, 10.50%, 11/1/15 144A	4,500,000	3,195

Total		21,429

Total Bonds (Cost: $261,807)		188,239

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio	131

High Yield Bond Portfolio

Short-Term Investments (8.8%)	Shares/ $ Par	Value $ (000’s)
Aircraft (2.4%)
Kitty Hawk Funding Corp., 0.35%, 1/5/09	5,000,000	5,000

Total		5,000

Federal Government & Agencies (1.0%)
Federal Home Loan Bank, 0.28%, 1/16/09	2,100,000	2,099

Total		2,099

Finance Services (2.3%)
Gemini Securitization Corp. LLC, 1.30%, 1/12/09	5,000,000	4,998

Total		4,998

Oil and Gas (3.1%)
Devon Energy Corp., 0.95%, 1/2/09	5,000,000	5,000
Sempra Global, 1.00%, 1/2/09	1,500,000	1,500

Total		6,500

Total Short-Term Investments (Cost: $18,597)		18,597

Total Investments (97.6%) (Cost: $280,499)(a)		206,931

Other Assets, Less Liabilities (2.4%)		5,072

Net Assets (100.0%)		212,003

*	Non-Income Producing

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008 the value of these securities (in thousands) was $24,569. representing 11.59% of the net assets.

(a)	At December 31, 2008 the aggregate cost of securities for federal tax purposes (in thousands) was $281,467 and the net unrealized depreciation of investments based on that cost was $74,536 which is comprised of $892 aggregate gross unrealized appreciation and $75,428 aggregate gross unrealized depreciation.

(c)	PIK - Payment In Kind

(d)	Defaulted Security

(n)	At December 31, 2008 portfolio securities with a aggregate value of $998 (in thousands) were valued with reference to securities whose values are more readily available.

The Accompanying Notes are an Integral Part of the Financial Statements.

132	High Yield Bond Portfolio

Multi-Sector Bond Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Seek maximum total return as is consistent with prudent investment management	Invest primarily in a diversified portfolio of debt securities of varying maturities	$94 million

Portfolio Overview

Mason Street Advisors, the investment adviser for the Multi-Sector Bond Portfolio, has engaged Pacific Investment Management Company LLC to act as sub-adviser for the Portfolio. The Portfolio investment objective is to seek maximum total return, consist with prudent investment management. Normally, the Portfolio seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of fixed income instruments of varying maturities. The Portfolio may invest all of its assets in high yield securities subject to maximum of 10% of its total assets in securities rated below B by Moody’s or by S&P or, if unrated, determined to be of comparable quality (so called “junk bonds”). The Portfolio may also invest in securities denominated in foreign currencies and U.S.-dollars-denominated in foreign issuers. The Portfolio may have foreign currency exposure (from non-U.S. dollar denominated securities or currencies) up to 100% of its total assets. In addition, the Portfolio may invest without limit in fixed income securities of issuers that are economically tied to emerging securities markets, or in preferred stocks. The Portfolio may invest all of its assets in derivative instruments, such as options, futures, contracts or swap agreements, or in mortgage-backed securities such as those issued by Ginnie Mae, Fannie Mae and Freddie Mac. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Market Overview

The year 2008 will be remembered for the massive wave of de-leveraging that followed the bursting of the U.S. housing bubble and produced a financial system crisis that continues to roil markets and economies worldwide. The fourth quarter saw this crisis spread from the finance realm to the real economy and from the U.S. to around the globe. By year end, the world’s leading developed economies were experiencing a full-blown economic recession and major emerging economies, though avoiding outright contraction, faced strong headwinds as exports to the developed world slowed and credit markets slammed shut. Widespread destruction of demand and wealth had left a large and growing stock of excess capacity and decimated production and employment. Awakening during the quarter to the reality of a global recession, central banks around the world shifted into crisis mode and sought additional tools to stimulate the economy. Policy makers’ unconventional moves reflected the seriousness of the economic downturn, but also made clear that governments were intent on doing whatever was necessary to promote the resumption of growth. Fiscal plans in various forms were announced in an effort to substitute public balance sheets for those of the private sector, with the objective of restoring normal intermediation between savers and private borrowers. Still, the effectiveness of these policies remained to be seen, as risk appetites in the private sector continued to weaken over the quarter, and saw only modest recovery in December.

Portfolio Results

The Multi-Sector Bond Portfolio returned –6.86% for the twelve months ended December 31, 2008. By comparison, the Barclays Capital Global Credit Hedged USD Index returned –5.89% for the same period. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The average return for the Portfolio’s peer group, General Bond Funds, was –9.18%, according to Lipper Analytical Services, Inc., an independent mutual fund ranking agency.

Favorable asset allocation helped returns, including an emphasis on emerging markets (EM) and de-emphasis on high yield and investment grade credit. An underweight to spread duration during the majority of the year helped returns as credit spreads widened. An off-benchmark allocation to EM currencies helped returns, as the U.S. dollar weakened against these currencies over the first half of the year. However, these currencies gave back some of their returns in the second half. An underweight to the high yield credit sector helped performance, as high yield spreads widened to historic levels.

An allocation to high quality financial issues detracted from performance amid de-leveraging in the financial system. Prices for these securities bounced back in the fourth quarter as this sector benefited from government capital injections and debt guarantees. An underweight to the consumer non-cyclical sector detracted from performance as that sector outperformed amid an economic slowdown.

Outlook

We expect the fallout from the financial crisis to push developed economies into one of the most severe global recessions since World War II. As 2008 ended, the world’s largest developed economies were either already in or quickly headed towards

Multi-Sector Bond Portfolio	133

Multi-Sector Bond Portfolio

recession from which we believe they are not likely to emerge until 2010. Fortunately, the reality of a recession appears to be bringing clarity to policymakers who by their actions have made it clear they will do whatever it takes to promote the resumption of growth.

We do not expect major emerging economies such as Brazil, Mexico and Russia to contract, but they will likely face strong headwinds as their exports to developed countries slow and credit markets remain restrictive. Weaker external demand could also help cool China’s rapid expansion, though the Chinese government’s plan for massive fiscal stimulus indicates to us that it will do what is necessary to prop up domestic demand.

We have a cautious outlook for corporates going into 2009. Government policy responses have been aimed at restoring health to systemically vital financial institutions. While a full recovery will likely take some time, we believe current valuations can present compelling investment opportunity within the appropriate investment horizon. In high yield, buffeted by a sustained bout of volatility, the fundamentals continued to deteriorate. Defaults have jumped more than four-fold already this year, and the prolonged freezing of credit markets, alongside the ailing economy, has the potential to exacerbate the pace of this deterioration.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2008

	1 Year	Since Inception*
Multi-Sector Bond Portfolio	-6.86%	-3.54%
Barclays Capital Global Credit Hedged USD Index**	-5.89%	-2.69%
Equal Weighted Composite of Barclays Capital Global Aggregate — Credit Component, Hedged USD; Merrill Lynch Global High Yield BB-B Rated Constrained Index; JP Morgan EMBI Global	-12.84%	-7.16%
Lipper Variable Insurance Products (VIP) General Bond Funds Average	-9.18%	–%

* Inception date of 4/30/07

** Prior to November 1, 2008, the Barclays Capital Global Credit Hedged USD Index was known as the Lehman Brothers Global Credit Hedged USD Index.

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.nmfn.com.

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separte account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio invests in lower-quality securities, which may present a significant risk for loss of principal and interest. Bonds and other debt obligations are affected by changes in interest rates, inflation risk and the creditworthiness of their issuers. High yield bonds generally have greater price swings and higher default risks than investment grade bonds. Return of principal is not guaranteed. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance.

134	Multi-Sector Bond Portfolio

Multi-Sector Bond Portfolio

The Portfolio may use derivative instruments for hedging purposes as part of its investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

   Top 10 Fixed Income Holdings 12/31/08

Security Description	% of Net Assets
Federal National Mortgage Association , Various	38.0%
Brazilian Government International Bond, Various	3.7%
Bank of America Corp., Various	2.7%
South Africa Government Bond, 13.00%, 8/31/10	2.6%
Uruguay Government International Bond, Various	2.6%
GAZ Capital SA, 8.625%, 4/28/34	2.0%
SLM Corp., Various	1.8%
Russian Government International Bond, 7.50%, 3/31/30	1.8%
General Electric Capital Corp., Various	1.7%
Citigroup, Inc., Various	1.7%

Sector Allocation 12/31/08

Sector Allocation is based on fixed income investments.

Sector Allocation and Top 10 Holdings are subject to change.

Multi-Sector Bond Portfolio	135

Multi-Sector Bond Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2008

	Corporate Bonds (54.4%)	Shares/ $ Par	Value $ (000’s)
	Aerospace/Defense (0.0%)
	Northwest Airlines, Inc., 7.626%, 4/1/10	45,236	37

	Total		37

	Auto Manufacturing (0.2%)
	American Honda Finance Corp., 3.259%, 2/5/10 144A	200,000	198

	Total		198

	Banking (20.3%)
	American Express Bank FSB, 1.275%, 7/13/10	250,000	229
	Bank of America Corp., 1.878%, 6/22/12	900,000	904
	Bank of America Corp., 5.75%, 12/1/17	700,000	699
	Bank of America Corp., 8.00%, 12/29/49	500,000	357
	Bank of America Corp., 8.125%, 12/29/49	800,000	598
	Barclays Bank PLC, 5.45%, 9/12/12	250,000	253
	Barclays Bank PLC, 7.70%, 4/26/49 144A	700,000	463
	Barclays Bank PLC New York, 2.498%, 8/10/09	200,000	199
	The Bear Stearns Companies LLC, 2.356%, 5/18/10	100,000	97
	The Bear Stearns Companies LLC, 3.765%, 1/30/09	100,000	100
	The Bear Stearns Companies LLC, 6.40%, 10/2/17	325,000	338
	The Bear Stearns Companies LLC, 7.25%, 2/1/18	200,000	219
	Citigroup Capital XXI, 8.30%, 12/21/57	300,000	231
	Citigroup Funding, Inc., 3.556%, 5/7/10	200,000	190
(b)	Citigroup, Inc., 1.496%, 12/28/09	1,100,000	1,038
	Citigroup, Inc., 8.40%, 4/29/49	800,000	528
(b)	Countrywide Financial Corp., 4.348%, 1/5/09	1,000,000	1,000
	Credit Suisse/New York NY, 5.00%, 5/15/13	300,000	289
	The Goldman Sachs Group, Inc., 1.766%, 6/28/10	1,000,000	915

	Corporate Bonds (54.4%)	Shares/ $ Par	Value $ (000’s)
	Banking continued
	The Goldman Sachs Group, Inc., 6.15%, 4/1/18	200,000	192
	The Goldman Sachs Group, Inc., 6.75%, 10/1/37	450,000	365
	HBOS PLC, 5.92%, 9/1/49 144A	660,000	250
	HSBC Holdings PLC, 6.50%, 5/2/36	760,000	772
	JPMorgan Chase & Co., 6.00%, 1/15/18	100,000	106
(b)	JPMorgan Chase Bank NA, 2.326%, 6/13/16	1,500,000	1,127
(d)	Lehman Brothers Holdings, Inc., 2.951%, 5/25/10	200,000	18
(d)	Lehman Brothers Holdings, Inc., 3.053%, 11/10/09	200,000	18
(d)	Lehman Brothers Holdings, Inc., 6.00%, 7/19/12	300,000	28
(d)	Lehman Brothers Holdings, Inc., 6.20%, 9/26/14	100,000	10
	Merrill Lynch & Co., 6.875%, 4/25/18	800,000	837
	Morgan Stanley, 4.233%, 5/14/10	100,000	93
	Morgan Stanley, 5.75%, 8/31/12	100,000	93
	Morgan Stanley, 5.95%, 12/28/17	200,000	166
	Morgan Stanley, 6.00%, 4/28/15	500,000	431
	Rabobank Nederland NV, 2.639%, 5/19/10 144A	400,000	398
(b)	Regions Financial Corp., 1.636%, 6/26/12	1,300,000	1,047
	Santander Perpetual SA Unipersonal, 6.671%, 10/24/49 144A	300,000	191
	UBS AG/Stamford Branch, 3.779%, 5/5/10	100,000	100
	UBS AG/Stamford Branch, 3.824%, 7/23/09	700,000	696
	UBS AG/Stamford Branch, 5.75%, 4/25/18	300,000	272
	UBS AG/Stamford Branch, 5.875%, 12/20/17	100,000	92

Corporate Bonds (54.4%)	Shares/ $ Par	Value $ (000’s)
Banking continued
Unicredito Italiano/New York NY, 1.795%, 5/15/09	800,000	800
Wachovia Bank NA, 3.033%, 5/14/10	900,000	864
Wachovia Bank NA, 3.573%, 11/3/14	500,000	395
Wachovia Corp., 5.50%, 5/1/13	100,000	99
Wells Fargo & Co., 4.375%, 1/31/13	400,000	392
Wells Fargo & Co., 5.25%, 10/23/12	410,000	418
Wells Fargo Capital XIII, 7.70%, 12/29/49	200,000	165

Total		19,082

Basic Materials (1.0%)
Berry Plastics Holding Corp., 8.875%, 9/15/14	100,000	44
C8 Capital SPV, Ltd., 6.64%, 12/31/49	1,000,000	511
Georgia-Pacific LLC, 7.125%, 1/15/17 144A	400,000	336

Total		891

Electric Utilities (0.9%)
Dominion Resources, Inc., 2.921%, 6/17/10	600,000	557
Enel Finance International SA, 5.70%, 1/15/13 144A	100,000	92
Nevada Power Co., 6.75%, 7/1/37	50,000	45
Reliant Energy, Inc., 6.75%, 12/15/14	75,000	67
Sierra Pacific Power Co., 6.75%, 7/1/37	75,000	67

Total		828

Electronics (0.1%)
Celestica, Inc., 7.875%, 7/1/11	150,000	136

Total		136

Energy (0.1%)
SandRidge Energy, Inc., 8.00%, 6/1/18 144A	150,000	83

Total		83

Food Processors (0.1%)
New Albertson’s, Inc., 7.45%, 8/1/29	125,000	74

Total		74

The Accompanying Notes are an Integral Part of the Financial Statements.

136	Multi-Sector Bond Portfolio

Multi-Sector Bond Portfolio

	Corporate Bonds (54.4%)	Shares/ $ Par	Value $ (000’s)
	Gaming/Lodging/Leisure (0.3%)
	The Hertz Corp., 8.875%, 1/1/14	150,000	92
	MGM MIRAGE, 7.50%, 6/1/16	200,000	127
	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 6.625%, 12/1/14	95,000	72

	Total		291

	Gas Pipelines (0.4%)
	El Paso Corp., 7.00%, 6/15/17	325,000	254
(d)	SemGroup LP, 8.75%, 11/15/15 144A	500,000	17
	Williams Companies, Inc., 7.625%, 7/15/19	125,000	98

	Total		369

	Health Care / Pharmaceuticals (1.2%)
	Biomet, Inc., 10.00%, 10/15/17	38,000	37
(c)	Biomet, Inc., 10.375%, 10/15/17	189,000	149
	Biomet, Inc., 11.625%, 10/15/17	198,000	169
	CHS/Community Health Systems, Inc., 8.875%, 7/15/15	325,000	299
	HCA, Inc., 9.25%, 11/15/16	550,000	505

	Total		1,159

	Independent Finance (6.4%)
	Caterpillar Financial Services Corp., 2.216%, 6/24/11	900,000	805
	CIT Group, Inc., 2.269%, 8/17/09	300,000	288
	CIT Group, Inc., 2.303%, 6/8/09	400,000	391
	CIT Group, Inc., 6.875%, 11/1/09	600,000	576
	Deutsche Telekom International Finance BV, 1.678%, 3/23/09	200,000	198
(b)	General Electric Capital Corp., 4.398%, 10/6/15	1,300,000	940
	General Electric Capital Corp., 4.625%, 9/15/66	980,000	750
	General Electric Capital Corp., 5.45%, 1/15/13	650,000	655
	General Motors Acceptance Corp. LLC, 3.399%, 5/15/09	300,000	287
	General Motors Acceptance Corp. LLC, 5.625%, 5/15/09	200,000	192
	International Lease Finance Corp., 4.95%, 2/1/11	200,000	144

	Corporate Bonds (54.4%)	Shares/ $ Par	Value $ (000’s)
	Independent Finance continued
	John Deere Capital Corp., 2.939%, 6/10/11	900,000	821

	Total		6,047

	Information/Data Technology (1.4%)
(b)	Oracle Corp., 5.00%, 1/15/11	1,300,000	1,335

	Total		1,335

	Life Insurance (0.6%)
	Allstate Life Global Funding II, 2.823%, 5/21/10	200,000	178
	Genworth Global Funding Trusts, 4.943%, 4/15/14	300,000	138
	Hartford Life Global Funding Trusts, 2.176%, 6/16/14	300,000	205

	Total		521

	Media (1.5%)
	Charter Communications Operating LLC/Charter Communications Operating Capital, 8.00%, 4/30/12 144A	125,000	103
	Charter Communications Operating LLC/Charter Communications Operating Capital, 8.375%, 4/30/14 144A	125,000	96
	CSC Holdings, Inc., 7.625%, 4/1/11	150,000	141
	Dex Media West LLC/Dex Media West Finance Co., 8.50%, 8/15/10	75,000	45
	EchoStar DBS Corp., 7.125%, 2/1/16	325,000	271
	Quebecor Media, Inc., 7.75%, 3/15/16	125,000	84
	Viacom, Inc., 5.75%, 4/30/11	690,000	627

	Total		1,367

	Natural Gas Distributors (0.1%)
	AmeriGas Partners LP/AmeriGas Eagle Finance Corp., 7.125%, 5/20/16	150,000	120

	Total		120

	Oil and Gas (4.8%)
	Chesapeake Energy Corp., 6.875%, 1/15/16	300,000	240
	Citic Resources Finance, Ltd., 6.75%, 5/15/14 144A	200,000	130
(b)	GAZ Capital SA, 8.625%, 4/28/34	2,400,000	1,920

	Corporate Bonds (54.4%)	Shares/ $ Par	Value $ (000’s)
	Oil and Gas continued
(b)	Marathon Oil Corp., 6.00%, 10/1/17	1,000,000	853
(b)	Pemex Project Funding Master Trust, 6.625%, 6/15/35	1,000,000	846
	Pemex Project Funding Master Trust, 6.625%, 6/15/38 144A	100,000	83
	TransCapitalInvest, Ltd. for OJSC AK Transneft, 6.103%, 6/27/12 144A	200,000	150
	Valero Energy Corp., 6.125%, 6/15/17	205,000	175
	Valero Energy Corp., 6.875%, 4/15/12	50,000	50
	XTO Energy, Inc., 7.50%, 4/15/12	100,000	99

	Total		4,546

	Other Finance (3.2%)
	National Rural Utilities Cooperative Finance Corp., 4.658%, 7/1/10	900,000	821
	SLM Corp., 2.196%, 3/15/11	200,000	155
	SLM Corp., 3.675%, 7/27/09	200,000	189
	SLM Corp., 3.695%, 7/26/10	100,000	85
(b)	SLM Corp., 3.765%, 10/25/11	1,700,000	1,303
	Teco Finance, Inc., 6.75%, 5/1/15	100,000	82
	Vale Overseas, Ltd., 8.25%, 1/17/34	325,000	345

	Total		2,980

	Paper and Forest Products (0.0%)
	Verso Paper Holdings LLC/Verso Paper, Inc., 9.125%, 8/1/14	75,000	30

	Total		30

	Property and Casualty Insurance (0.7%)
	American International Group, Inc., 5.85%, 1/16/18	500,000	335
	American International Group, Inc., 8.25%, 8/15/18 144A	100,000	73
	American International Group, Inc., 8.625%, 5/22/38	100,000	44
	Metropolitan Life Global Funding I, 2.246%, 3/15/12 144A	300,000	237

	Total		689

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio	137

Multi-Sector Bond Portfolio

	Corporate Bonds (54.4%)	Shares/ $ Par	Value $ (000’s)
	Real Estate Investment Trusts (0.1%)
	Ventas Realty LP/Ventas Capital Corp., 6.75%, 4/1/17	150,000	114
	Total		114
	Retail: Food/Drug (0.2%)
	Tesco PLC, 5.50%, 11/15/17 144A	150,000	139
	Total		139
	Services (0.3%)
	Allied Waste North America, Inc., 7.25%, 3/15/15	100,000	93
	ARAMARK Corp., 6.693%, 2/1/15	250,000	189
	Total		282
	Technology (0.3%)
	First Data Corp., 9.875%, 9/24/15	175,000	106
	SunGard Data Systems, Inc., 9.125%, 8/15/13	150,000	130
	Total		236
	Telecommunications (2.4%)
(b)	America Movil SAB de CV, 5.75%, 1/15/15	1,000,000	919
	France Telecom SA, 7.75%, 3/1/11	300,000	316
	Frontier Communications Corp., 7.125%, 3/15/19	125,000	84
(d)	Hawaiian Telcom Communications, Inc., 9.75%, 5/1/13	100,000	7
	Nortel Networks, Ltd., 10.125%, 7/15/13	275,000	73
	Qwest Communications International, Inc., 7.50%, 2/15/14	150,000	107
	Qwest Corp., 7.25%, 9/15/25	500,000	335
	Qwest Corp., 8.875%, 3/15/12	75,000	69
	Sprint Nextel Corp., 6.00%, 12/1/16	450,000	317
	Total		2,227
	Tobacco (0.0%)
	Reynolds American, Inc., 6.75%, 6/15/17	50,000	40
	Total		40
	Transportation (0.1%)
	BW Gas, Ltd., 6.625%, 6/28/17 144A	130,000	100
	Total		100

	Corporate Bonds (54.4%)	Shares/ $ Par	Value $ (000’s)
	Utilities (1.1%)
	The AES Corp., 8.00%, 10/15/17	100,000	82
	Dynegy Holdings, Inc., 7.50%, 6/1/15	325,000	227
	Energy Future Holdings Corp., 10.875%, 11/1/17 144A	425,000	302
	Nalco Co., 7.75%, 11/15/11	20,000	19
	Nalco Co., 8.875%, 11/15/13	20,000	17
	NRG Energy, Inc., 7.375%, 1/15/17	430,000	396
	Total		1,043
	Vehicle Parts (0.2%)
	ArvinMeritor, Inc., 8.125%, 9/15/15	65,000	29
	ArvinMeritor, Inc., 8.75%, 3/1/12	65,000	35
	Cooper-Standard Automotive, Inc., 7.00%, 12/15/12	150,000	45
	Tenneco, 8.625%, 11/15/14	100,000	38
	Total		147
	Yankee Sovereign (6.4%)
	Brazilian Government International Bond, 6.00%, 1/17/17	1,000,000	1,032
	Brazilian Government International Bond, 8.25%, 1/20/34	200,000	245
	Brazilian Government International Bond, 8.875%, 4/15/24	500,000	620
(b)	Brazilian Government International Bond, 11.00%, 8/17/40	1,200,000	1,566
	Colombia Government International Bond, 7.375%, 1/27/17	200,000	208
	Mexico Government International Bond, 8.30%, 8/15/31	300,000	368
(b)	Russian Government International Bond, 7.50%, 3/31/30	1,960,000	1,709
	United Mexican States, 5.95%, 3/19/19	300,000	300
	Total		6,048
	Total Corporate Bonds (Cost: $60,598)		51,159

	Foreign Bonds (6.4%)	Shares/ $ Par	Value $ (000’s)
	Cable/Media/Broadcasting/Satellite (0.1%)
	UnityMedia Hessen GmBH & Co. KG, 7.702%, 4/15/13	75,000	84

	Total		84

	Independent Finance (0.2%)
	Punch Taverns Finance PLC, 6.468%, 4/15/33	200,000	186

	Total		186

	Telecommunications (0.1%)
	BCM Ireland Finance, Ltd., 9.245%, 8/15/16	150,000	103

	Total		103

	Yankee Sovereign (6.0%)
(k)	Brazilian Government International Bond, 12.50%, 1/5/22	1,650,000	738
(b)	South Africa Government Bond, 13.00%, 8/31/10	21,300,000	2,463
(n)	Uruguay Government International Bond, 3.70%, 6/26/37	3,459,943	61
(b)	Uruguay Government International Bond, 6.875%, 1/19/16	2,000,000	2,347

	Total		5,609

	Total Foreign Bonds (Cost: $8,122)		5,982

	Municipal Bonds (1.4%)
	Municipal Bonds (1.4%)
	Buckeye Tobacco Settlement Financing Authority, Series 2007- A2, 5.875%, 6/1/30 RB	100,000	61
	Buckeye Tobacco Settlement Financing Authority, Series 2007- A2,5.875%, 6/1/47 RB	100,000	54
	California Educational Facilities Authority, Series 2007-A, 4.75%, 10/1/37 RB	100,000	89
	Clovis Unified School District of California, Series 2001-B, 0.00%, 8/1/20 GO, FGIC	100,000	53
	East Bay Municipal Utility District, Series 2007-A, 5.00%, 6/1/32 RB , FGIC	400,000	382

The Accompanying Notes are an Integral Part of the Financial Statements.

138	Multi-Sector Bond Portfolio

Multi-Sector Bond Portfolio

Municipal Bonds (1.4%)	Shares/ $ Par	Value $ (000’s)
Municipal Bonds continued
Golden State Tobacco Securitization Corp., Series 2007-A2, 0.00%, 6/1/37 RB	100,000	35
Golden State Tobacco Securitization Corp., Series 2007-A1, 5.75%, 6/1/47 RB	100,000	56
Los Angeles Community College District, Series 2007-A, 5.00%, 8/1/32 GO, FGIC	100,000	94
Los Angeles Unified School District, Series 2007-A1, 4.50%, 7/1/23 GO, FSA	100,000	92
North Texas Municipal Water District Water System, Series 2006, 5.00%, 9/1/35 RB , MBIA	100,000	94
Northern Tobacco Securitization Corp., Series 2006-A, 5.00%, 6/1/46 RB	200,000	96
State of Florida Department of Transportation, Series 2008-A, 5.25%, 7/1/37 GO	100,000	97
State of Washington Motor Vehicle Fuel Tax, Series 2008-D, 5.00%, 1/1/33 GO	100,000	96
Tobacco Securitization Authority of Southern California, Series A1- SNR, 5.00%, 6/1/37 RB	100,000	50

Total		1,349

Total Municipal Bonds (Cost: $1,634)		1,349

Structured Products (44.5%)
Structured Products (44.5%)
American Home Mortgage Assets, Series 2006-4, Class 1A12, 0.681%, 10/25/46	77,015	27
American Home Mortgage Investment Trust, Series 2005-2, Class 4A1, 5.66%, 9/25/45	24,629	12
Banc of America Commercial Mortgage, Inc., Series 2007-3, Class A4, 5.658%, 6/10/49	100,000	73

	Structured Products (44.5%)	Shares/ $ Par	Value $ (000’s)
	Structured Products continued
	Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A4, 5.745%, 2/10/51	100,000	72
(b)	Banc of America Funding Corp., Series 2005-H, Class 5A1, 5.357%, 11/20/35	641,925	626
	Bear Sterns Adjustable Rate Mortgage Trust, Series 2007-3, Class 1A1, 5.472%, 5/25/47	86,749	50
	Citigroup Mortgage Loan Trust, Inc., Series 2007-10, Class 22AA, 6.014%, 9/25/37	89,361	47
(b)	Commercial Mortgage Pass-Through Certificates, Series 2001-JF1A, Class A2F, 1.54%, 2/16/34 144A	781,101	690
	Commercial Mortgage Pass-Through Certificates, Series 2006-C8, Class A4, 5.306%, 12/10/46	100,000	73
	Countrywide Alternative Loan Trust, Series 2006-0A17, Class 1A1A, 0.703%, 12/20/46	114,083	50
	Countrywide Alternative Loan Trust, Series 2006-0A9, Class 2A1A, 0.718%, 7/20/46	51,457	21
	Countrywide Alternative Loan Trust, Series 2005-59, Class 1A1, 0.838%, 11/20/35	26,855	13
	Countrywide Alternative Loan Trust, Series 2005-62, Class 2A1, 3.256%, 12/25/35	31,704	16
(b)	Encore Credit Receivables Trust, Series 2005-3, Class 2A2, 0.741%, 10/25/35	122,995	117
(b)	Federal Home Loan Mortgage Corp., Series 3346, Class FA, 1.425%, 2/15/19	767,460	737
(b)	Federal National Mortgage Association, Series 2007-114, Class A6, 0.671%, 10/27/37	300,000	255
	Federal National Mortgage Association, Series 2003-W6, Class F, 0.821%, 9/25/42	99,236	86

	Structured Products (44.5%)	Shares/ $ Par	Value $ (000’s)
	Structured Products continued
(b)	Federal National Mortgage Association, 5.50%, 12/1/38	2,000,000	2,052
	Federal National Mortgage Association TBA, 5.00%, 1/1/39	8,700,000	8,882
(k)	Federal National Mortgage Association TBA, 5.50%, 1/1/39	17,800,000	18,245
(k)	Federal National Mortgage Association TBA, 6.00%, 1/1/39	6,400,000	6,588
	GSR Mortgage Loan Trust, Series 2006-AR1, Class 2A1, 5.181%, 1/25/36	18,207	13
	HSI Asset Securitization Corp. Trust, Series 2006-OPT4, Class 2A2, 0.581%, 3/25/36	59,469	58
	Indymac Indx Mortgage Loan Trust, Series 2005-AR12, Class 2A1A, 0.711%, 7/25/35	9,132	4
	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP9, Class A3, 5.336%, 5/15/47	100,000	75
	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A4, 5.747%, 2/12/49	100,000	73
	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-CB20, Class A4, 5.794%, 2/12/51	100,000	73
	LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A3, 5.43%, 2/15/40	84,000	60
(b)	Lehman XS Trust, Series 2006-8, Class 3A1A, 0.591%, 6/25/36	594,154	518
	Long Beach Mortgage Loan Trust, Series 2006-11, Class 2A1, 0.531%, 12/25/36	33,870	29
(b)	Massachusetts Educational Financing Authority, Series 2008 -1, Class A1, 4.485%, 4/25/38	872,469	662
	Morgan Stanley Capital I Trust, Series 2007-IQ16, Class A4, 5.809%, 12/12/49	100,000	75

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio	139

Multi-Sector Bond Portfolio

	Structured Products (44.5%)
	Structured Products continued
(b)	Nelnet Student Loan Trust, Series 2006-1, Class A2, 2.163%, 2/23/16	414,398	407
(b)	SLM Student Loan Trust, Series 2008-9, Class A, 5.035%, 4/25/23	1,000,000	937
	Structured Asset Securities Corp., Series 2006-GEL4, Class A1, 0.591%, 10/25/36 144 A	106,878	92
	United Air Lines Pass- Through Certificates, 7.73%, 7/1/10	26,074	24
	WaMu Mortgage Pass- Through Certificates, Series 2007-0A1, Class A1A, 2.956%, 2/25/47	55,248	21
	WaMu Mortgage Pass- Through Certificates, Series 2007-HY1, Class 4A1, 5.449%, 2/25/37	62,109	37
	Wells Fargo Mortgage Backed Securities Trust, Series 2006- AR10, Class 5A6, 5.594%, 7/25/36	19,132	11
	Total Structured Products (Cost: $42,059)		41,901

	Short-Term Investments (20.0%)
	Federal Government & Agencies (10.5%)
(b)	Federal Home Loan Mortgage Corp., 0.12%, 1/22/09	4,600,000	4,600
(k)	US Treasury Bill, 0.003%, 3/19/09	910,000	910
(k)	US Treasury Bill, 0.03%, 3/26/09	3,050,000	3,049

	Short-Term Investments (20.0%)
	Federal Government & Agencies continued
(k)	US Treasury Bill, 0.08%, 2/26/09	650,000	650
(k)	US Treasury Bill, 0.09%, 2/26/09	140,000	140
(k)	US Treasury Bill, 0.18%, 2/12/09	500,000	500
(k)	US Treasury Bill, 0.22%, 6/11/09	70,000	70

	Total		9,919

	National Commercial Banks (1.0%)
(b)	Nordea North America, Inc., 2.05%, 1/16/09	900,000	899

	Total		899

	Repurchase Agreements (8.5%)
(b)	US Treasury Repurchase, 0.03%, dated 12/30/08, due 1/5/09, repurchase price $8,000,040, collateralized by U.S. Government Agency Bond with a value of $8,073,503, 0.03%, 1/5/09	8,000,000	8,000

	Total		8,000

	Total Short-Term Investments (Cost: $18,818)		18,818

	Total Investments (126.7%) (Cost: $131,231)(a)		119,209

	Other Assets, Less Liabilities (-26.7%)		(25,088)

	Net Assets (100.0%)		94,121

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008 the value of these securities (in thousands) was $4,223, representing 4.49% of the net assets.

GO — General Obligation

RB — Revenue Bond

FGIC — Financial Guaranty Insurance Co.

FSA — Financial Security Assurance

MBIA — Municipal Bond Insurance Association

The Accompanying Notes are an Integral Part of the Financial Statements.

140	Multi-Sector Bond Portfolio

Multi-Sector Bond Portfolio

(a)	At December 31, 2008 the aggregate cost of securities for federal tax purposes (in thousands) was $131,582 and the net unrealized depreciation of investments based on that cost was $12,373 which is comprised of $978 aggregate gross unrealized appreciation and $13,351 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
90 Day Euro $ Commodity Future (Long) (Total Notional Value at December 31, 2008, $176,460)	732	12/09	$3,950
90 Day Sterling (Long) (Total Notional Value at December 31, 2008, $2,609)	11	3/09	89
Euro Bund Future (Long) (Total Notional Value at December 31, 2008, $2,961)	19	3/09	59

(c)	PIK - Payment In Kind

(d)	Defaulted Security

(h)	Forward foreign currency contracts outstanding on December 31, 2008

Type		Principal Amount Covered by Contract (000’s)	Settlement Month	Unrealized Appreciation (000’s)	Unrealized (Depreciation) (000’s)	Net Unrealized Appreciation/ (Depreciation) (000’s)
Buy	BRL	1,516	2/09	$—	$(3)	$(3)
Sell	BRL	3,076	2/09	88	—	88
Buy	CLP	19,826	5/09	—	(11)	(11)
Sell	CLP	15,137	5/09	—	— (m)	—
Buy	CNY	6,565	9/09	8	—	8
Sell	EUR	3,104	1/09	—	(413)	(413)
Sell	GBP	383	1/09	10	—	10
Sell	HUF	174,749	5/09	—	(123)	(123)
Buy	IDR	885,725	3/09	—	(5)	(5)
Buy	JPY	3,788	1/09	2	—	2
Buy	MXN	108	5/09	—	(2)	(2)
Buy	MYR	111	2/09	1	—	1
Buy	MYR	106	4/09	1	—	1
Buy	PHP	23,841	2/09	—	(21)	(21)
Buy	PHP	10,162	5/09	2	—	2
Buy	PHP	700	12/10	—	(2)	(2)
Sell	PHP	700	12/10	1	—	1
Buy	PLN	68	5/09	—	(7)	(7)
Buy	RON	1,478	1/09	—	(90)	(90)
Sell	RON	1,478	1/09	38	—	38
Buy	RUB	14,853	5/09	—	(179)	(179)
Sell	RUB	14,853	5/09	14	—	14
Buy	SGD	1,184	7/09	26	—	26
Sell	SGD	717	1/09	—	(22)	(22)
Sell	ZAR	22,453	5/09	—	(271)	(271)

				$191	$(1,149)	$(958)

BRL - Brazilian Real

CLP - Chilean Peso

CNY - China Yuan Renminbi

EUR - Euro

GBP - British Pound

HUF - Hungarian Forint

IDR - Indonesian Rupiah

JPY - Japanese Yen

MXN - Mexican New Peso

MYR - Malaysian Ringgit

PHP - Philippines Peso

PLN - Poland Zloty

RON - Romanian Leu

RUB - Russian Ruble

SGD - Singapore Dollar

ZAR - South African Rand

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio	141

Multi-Sector Bond Portfolio

(j)	Swap agreements outstanding on December 31, 2008

Interest Rate Swaps
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000's)	Unrealized Appreciation/ (Depreciation) (000's)
JPMorgan Chase	6 Month GBP-LIBOR	Pay	4.75%	9/10 GBP	2,700	$131
Morgan Stanley Capital Services, Inc.	3 Month USD-LIBOR	Receive	4.00%	6/11 USD	15,100	(137)
Morgan Stanley Capital Services, Inc.	3 Month USD-LIBOR	Receive	5.00%	12/38 USD	1,200	(569)
	28 Day Mexico Interbank
Morgan Stanley Capital Services, Inc.	TIIE Banxico	Pay	8.17%	11/16 MXN	2,800	2
Morgan Stanley Capital Services, Inc.	3 Month USD-LIBOR	Pay	5.00%	12/18 USD	2,200	449

						$(124)

Credit Default Swaps
CounterParty	Reference Entity	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Expiration Date	Notional Amount (000's)	Unrealized Appreciation/ (Depreciation) (000's)
JPMorgan Chase	Dow Jones CDX NA Emerging Markets Index, Series 10	Sell	3.35%	12/13 USD	2,000	$5
JPMorgan Chase	Dow Jones CDX NA Emerging Markets Index, Series 9	Sell	2.65%	6/13 USD	11,000	(1,824)
Morgan Stanley Capital Services, Inc.	Philippine Government International Bond, 10.625%, 3/16/25	Sell	2.44%	9/17 USD	100	(8)
Morgan Stanley Capital Services, Inc.	Dow Jones CDX NA High Yield Index, Series 9	Sell	3.75%	12/12 USD	4,900	(643)
Morgan Stanley Capital Services, Inc.	Dow Jones CDX NA Emerging Markets Index, Series 9	Sell	2.65%	6/13 USD	10,000	(1,622)

						$(4,092)

(k)	Securities with an aggregate value of $30,890 (in thousands) have been pledged as collateral for swap contracts and short sales outstanding on December 31, 2008

(m)	Amount is less than one thousand.

(n)	At December 31, 2008 portfolio securities with a aggregate value of $61 (in thousands) were valued with reference to securities whose values are more readily available.

(o)	Short sales outstanding on December 31, 2008

Description	Coupon	Maturity Date	Principal Amount (000’s)	Proceeds (000’s)	Value (000’s)
Federal National Mortgage Association TBA	6.50%	1/39	$700	$720	$727

The Accompanying Notes are an Integral Part of the Financial Statements.

142	Multi-Sector Bond Portfolio

Balanced Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Realize as high a level of total return as is consistent with prudent investment risk, through income and capital appreciation.	Capitalize on changing financial market and economic conditions by actively managing a diversified portfolio allocated across equity, debt and cash market sectors.	$2.0 billion

Portfolio Overview

Mason Street Advisors acts as the investment adviser for the Balanced Portfolio. The investment objective of the Portfolio is to realize as high a level of long-term total return as is consistent with prudent investment risk, through income and capital appreciation. The Balanced Portfolio invests in seven categories of assets: large-capitalization stocks, mid-capitalization stocks, small-capitalization stocks, foreign stocks, investment-grade bonds, below investment-grade bonds, and cash equivalents. The proportion of investments in each category is adjusted as appropriate to take advantage of market trends and opportunities, and securities within each category are actively managed by an investment professional with experience in that category. Under normal conditions, the Portfolio will typically allocate between 35% and 55% of assets to equity securities and between 40%-60% to fixed income securities. The Portfolio is managed to maintain broad diversification, while blending asset classes to attempt to achieve both capital appreciation and current income.

Market Overview

Financial markets endured a brutal 2008, which saw the failure of a number of leading financial institutions, credit markets freeze up, and the U.S. government take a series of extraordinary steps to support the economy and financial system. The crisis was a result of the ongoing sub-prime mortgage meltdown, which spread rapidly through the financial sector and into virtually every segment of global financial markets. Economic conditions deteriorated sharply over the course of the year, as unemployment jumped above 7% and the economy entered its first recession since 2002.

Against that backdrop, the S&P 500® Index fell 37.00%. Equity returns were negative across all market capitalization ranges, sectors, and investment styles. Fixed income returns varied widely, with the Citigroup U.S. Broad Investment Grade Bond Index (a broad-based bond index) up 7.02%, as Treasury and government-backed mortgage debt had positive returns, while corporate bonds endured their worst year ever. What’s more, the Citigroup High-Yield Cash-Pay Index suffered its most difficult year on record, falling 24.74%. Meanwhile, cash-equivalent investments had modest returns as the Fed slashed short-term rates. For the full year, the Merrill Lynch Three-Month T-Bill Index was up 2.06%. International equities offered no relief, as the MSCI EAFE Index—a measure of large-cap stock performance in Europe, Australasia, and the Far East—tumbled 43.06%.

Portfolio Results

The Balanced Portfolio returned –22.72% for the twelve months ended December 31, 2008. That compares with the –37.00% return of the broad stock market, as measured by the S&P 500® Index. At the same time, the Balanced Portfolio Blended Composite Benchmark returned –20.19%. (The Portfolio’s blended benchmark weights are detailed in the “Benchmark Definitions” section of this annual report.) The Portfolio outperformed its Mixed-Asset Target Allocation Moderate Funds peer group, which had an average return of –25.34%, according to Lipper Analytical Services, Inc., an independent mutual fund ranking agency.

The Portfolio’s absolute return reflected the unprecedented turmoil affecting the economy and financial markets in a year in which only cash and government-backed securities had positive returns. The Portfolio outperformed the equity-only S&P 500® Index thanks to positive performance from its cash and bond allocations. Relative to the blended benchmark, it helped to be underrepresented in equities overall, and international stocks in particular. It was also beneficial to be underweight high yield bonds; in addition, our allocation to this market segment outperformed its underlying benchmark. However, our stock and investment grade bond allocations lagged their underlying benchmarks, which accounted for the bulk of the Portfolio’s underperformance of the blended index.

Many of the changes we made to the Portfolio’s asset mix over the course of the year were to address imbalances created by sharp volatility in the markets. For example, stocks’ poor performance shrank the equity slice of the Portfolio, so we consistently used our cash allocation to bring equities back closer to neutral. Nevertheless, equities finished the year a little below our target allocation at 46% of assets. The fixed income allocation ended the year a little above our neutral weight at 49% of assets, though we maintained a bias toward high quality bonds and an underweight position in high yield debt. The Portfolio’s cash allocation at year-end was essentially neutral.

Outlook

After the unprecedented events of 2008, we have a somewhat hopeful outlook for 2009—we are hoping for the reemergence of a more rational, less volatile market environment where fundamentals matter again. Unfortunately, the economic fundamentals remain challenging, and it is difficult to see a quick rebound.

Balanced Portfolio	143

Balanced Portfolio

In terms of the Portfolio’s asset allocation, the extreme market conditions of the last year have created some significant disparities in valuations across and within asset classes. So, for example, at a time when cash yields are approaching zero and Treasury bond yields are at record lows, we find that stocks and credit-sensitive bonds are very attractive by comparison. As a result, we expect to reduce our cash position, adding to both our equity and bond allocations. Within equities, we expect to favor growth-oriented shares, which historically have done better than value when investors desire earnings certainty. And within fixed income, we favor high quality assets trading at distressed levels, particularly those with government backing.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2008
	1 Year	5 Years	10 Years
Balanced Portfolio	-22.72%	0.25%	1.73%
S&P 500 Index	-37.00%	-2.19%	-1.38%
Citigroup U.S. Broad Investment Grade Index	7.02%	5.10%	5.85%
Balanced Portfolio Blended Composite Benchmark	-20.19%	1.92%	2.84%
Lipper Variable Insurance Products (VIP) Mixed Asset Target Allocation Moderate Funds Average	-25.34%	0.07%	1.46%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.nmfn.com.

This chart assumes an initial investment of $10,000 made on 12/31/98. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separte account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards. Small cap stocks also may carry additional risk. Smaller or newer issuers are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both volatile and more speculative. Bonds and other debt obligations are affected by changes in interest rates, inflation risk and the creditworthiness of their issuers. High yield bonds generally have greater price swings and higher default risks than investment grade bonds.

The Portfolio may use derivative instruments for hedging purposes as part of its investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

144	Balanced Portfolio

Balanced Portfolio

   Top 5 Equity Holdings 12/31/08

Security Description	% of Net Assets
Microsoft Corp.	0.7%
Celgene Corp.	0.5%
Hewlett-Packard Co.	0.5%
Google, Inc. - Class A	0.5%
Wal-Mart Stores, Inc.	0.5%

   Top 5 Fixed Income Holdings 12/31/08

Security Description	% of Net Assets
Federal National Mortgage Association, Various	10.2%
Federal Home Loan Mortgage Corp., Various	4.6%
Federal Home Loan Mortgage Corp., 4.875%, 6/13/18	1.6%
AEP Texas Central Transition Funding LLC, 5.306%, 7/01/21	1.0%
US Treasury, Various	0.9%

Sector Allocation 12/31/08

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Balanced Portfolio	145

Balanced Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2008

	Domestic Common Stocks and Warrants (27.5%)	Shares/ $ Par	Value $ (000’s)
	Large Cap Common Stocks (17.7%)
	Consumer Discretionary (1.7%)
	Abercrombie & Fitch Co. - Class A	66,200	1,527
*	Amazon.com, Inc.	28,000	1,436
	Comcast Corp. - Class A	288,200	4,865
	Johnson Controls, Inc.	158,200	2,873
*	Kohl’s Corp.	129,800	4,699
	Lowe’s Cos., Inc.	138,600	2,983
	McDonald’s Corp.	57,800	3,594
	The McGraw-Hill Cos., Inc.	118,400	2,746
	NIKE, Inc. - Class B	78,600	4,009
	Omnicom Group, Inc.	97,300	2,619
	Target Corp.	78,700	2,717

	Total		34,068

	Consumer Staples (2.9%)
	Avon Products, Inc.	134,400	3,230
	The Coca-Cola Co.	138,200	6,256
	CVS Caremark Corp.	250,500	7,199
*	Energizer Holdings, Inc.	47,200	2,555
*	Hansen Natural Corp.	125,400	4,205
	The Kroger Co.	211,600	5,588
	PepsiCo, Inc.	122,800	6,726
	Philip Morris International, Inc.	183,600	7,989
	The Procter & Gamble Co.	62,400	3,858
	Wal-Mart Stores, Inc.	172,500	9,670

	Total		57,276

	Energy (1.5%)
	Exxon Mobil Corp.	82,000	6,546
	Halliburton Co.	117,600	2,138
	Hess Corp.	37,400	2,006
*	National-Oilwell Varco, Inc.	194,400	4,751
	Occidental Petroleum Corp.	72,200	4,331
	Schlumberger, Ltd.	102,700	4,347
*	Transocean, Ltd.	27,700	1,309
	XTO Energy, Inc.	104,575	3,689

	Total		29,117

	Financials (0.4%)
	American Express Co.	61,000	1,132
	CME Group, Inc.	6,900	1,436
	The Goldman Sachs Group, Inc.	19,600	1,654
	Prudential Financial, Inc.	51,000	1,543
	State Street Corp.	86,100	3,386

	Total		9,151

	Health Care (3.1%)
	Abbott Laboratories	174,000	9,286

	Domestic Common Stocks and Warrants (27.5%)	Shares/ $ Par	Value $ (000’s)
	Health Care continued
	Allergan, Inc.	84,100	3,391
	Baxter International, Inc.	144,600	7,749
	Bristol-Myers Squibb Co.	39,600	921
*	Celgene Corp.	183,900	10,166
*	Genentech, Inc.	53,800	4,461
*	Genzyme Corp.	43,700	2,900
*	Gilead Sciences, Inc.	135,800	6,945
	Johnson & Johnson	44,900	2,686
*	Medco Health Solutions, Inc.	176,000	7,376
*	St. Jude Medical, Inc.	69,800	2,301
*	Thermo Fisher Scientific, Inc.	53,500	1,823
	UnitedHealth Group, Inc.	99,700	2,652

	Total		62,657

	Industrials (1.8%)
	Danaher Corp.	68,700	3,889
	Deere & Co.	57,000	2,184
	FedEx Corp.	50,200	3,220
*	First Solar, Inc.	17,700	2,442
	Honeywell International, Inc.	139,400	4,577
	Lockheed Martin Corp.	28,000	2,354
	Norfolk Southern Corp.	77,700	3,656
	Raytheon Co.	62,500	3,190
	Textron, Inc.	118,800	1,648
	Union Pacific Corp.	86,700	4,144
	United Technologies Corp.	86,700	4,647

	Total		35,951

	Information Technology (5.1%)
	Accenture, Ltd. - Class A	122,300	4,010
*	Apple, Inc.	82,600	7,050
	Applied Materials, Inc.	108,300	1,097
*	Broadcom Corp. - Class A	174,900	2,968
*	Cisco Systems, Inc.	542,900	8,849
	Corning, Inc.	200,400	1,910
*	eBay, Inc.	161,600	2,256
*	Electronic Arts, Inc.	92,700	1,487
*	Google, Inc. - Class A	31,700	9,752
	Hewlett-Packard Co.	270,200	9,806
	Intel Corp.	545,700	8,000
	International Business Machines Corp.	104,500	8,795
	MasterCard, Inc.	5,600	800
*	MEMC Electronic Materials, Inc.	111,900	1,598
	Microsoft Corp.	694,300	13,497
*	Oracle Corp.	377,800	6,698
	QUALCOMM, Inc.	242,800	8,700
*	Research In Motion, Ltd.	44,000	1,786
	Visa, Inc. - Class A	34,200	1,794
*	Yahoo!, Inc.	86,000	1,049

	Total		101,902

The Accompanying Notes are an Integral Part of the Financial Statements.

146	Balanced Portfolio

Balanced Portfolio

	Domestic Common Stocks and Warrants (27.5%)	Shares/ $ Par	Value $ (000’s)
	Materials (0.8%)
	Ecolab, Inc.	50,400	1,772
	Freeport-McMoRan Copper & Gold, Inc.	55,900	1,366
	Monsanto Co.	92,300	6,493
	Praxair, Inc.	93,300	5,538

	Total		15,169

	Telecommunication Services (0.3%)
*	American Tower Corp. - Class A	114,700	3,363
*	NII Holdings, Inc.	111,400	2,025

	Total		5,388

	Utilities (0.1%)
	Exelon Corp.	53,400	2,970

	Total		2,970

	Total Large Cap Common Stocks		353,649

	Mid Cap Common Stocks (7.7%)
	Consumer Discretionary (1.1%)
*	Collective Brands, Inc.	274,000	3,211
	DeVry, Inc.	87,300	5,012
*	Dollar Tree, Inc.	120,900	5,054
*	Focus Media Holding, Ltd., ADR	103,000	936
*	GameStop Corp. - Class A	182,000	3,942
*	O’Reilly Automotive, Inc.	86,050	2,645
*	Urban Outfitters, Inc.	129,900	1,946

	Total		22,746

	Energy (0.8%)
*	Cameron International Corp.	198,700	4,073
	Diamond Offshore Drilling, Inc.	42,600	2,511
	Range Resources Corp.	81,700	2,810
*	SandRidge Energy, Inc.	70,300	432
	Smith International, Inc.	54,200	1,240
*	Southwestern Energy Co.	184,800	5,354

	Total		16,420

	Financials (0.8%)
	Assured Guaranty, Ltd.	90,000	1,026
*	IntercontinentalExchange, Inc.	15,500	1,278
*	MBIA, Inc.	147,000	598
	Northern Trust Corp.	64,600	3,368
	Raymond James Financial, Inc.	142,900	2,448
	SEI Investments Co.	88,100	1,384
	Synovus Financial Corp.	173,200	1,438
	T. Rowe Price Group, Inc.	57,025	2,021
	W.R. Berkley Corp.	42,100	1,305

	Total		14,866

	Domestic Common Stocks and Warrants (27.5%)	Shares/ $ Par	Value $(000’s)
	Health Care (0.9%)
*	Cerner Corp.	68,100	2,619
*	Charles River Laboratories International, Inc.	58,100	1,522
*	DaVita, Inc.	90,500	4,486
*	Express Scripts, Inc.	67,700	3,722
*	Immucor, Inc.	196,024	5,210
*	Intuitive Surgical, Inc.	9,700	1,232

	Total		18,791

	Industrials (1.7%)
	C.H. Robinson Worldwide, Inc.	83,900	4,617
*	Corrections Corp. of America	279,050	4,565
	Cummins, Inc.	20,600	551
	Expeditors International of Washington, Inc.	77,000	2,562
*	Foster Wheeler, Ltd.	116,300	2,719
*	FTI Consulting, Inc.	7,700	344
	Harsco Corp.	87,800	2,430
	J.B. Hunt Transport Services, Inc.	113,000	2,969
	L-3 Communications Holdings, Inc.	24,600	1,815
	MSC Industrial Direct Co., Inc. - Class A	34,100	1,256
	Ritchie Bros. Auctioneers, Inc.	104,448	2,237
*	Spirit AeroSystems Holdings, Inc. - Class A	330,600	3,362
*	Stericycle, Inc.	75,600	3,937

	Total		33,364

	Information Technology (2.0%)
*	Activision Blizzard, Inc.	122,700	1,060
*	Alliance Data Systems Corp.	87,700	4,081
	Amphenol Corp. - Class A	114,100	2,736
*	Citrix Systems, Inc.	73,000	1,721
*	Cognizant Technology Solutions Corp. - Class A	106,200	1,918
	FactSet Research Systems, Inc.	65,300	2,889
	Global Payments, Inc.	120,600	3,954
	Intersil Corp. - Class A	288,800	2,654
	KLA-Tencor Corp.	139,300	3,035
*	McAfee, Inc.	118,900	4,110
*	Mettler-Toledo International, Inc.	49,400	3,330
	Microchip Technology, Inc.	144,500	2,822
*	Varian Semiconductor Equipment Associates, Inc.	189,000	3,425
*	VeriFone Holdings, Inc.	145,200	712
	Western Union Co.	74,000	1,061

	Total		39,508

	Materials (0.2%)
*	Owens-Illinois, Inc.	104,000	2,842

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio	147

Balanced Portfolio

	Domestic Common Stocks and Warrants (27.5%)	Shares/ $ Par	Value $ (000’s)
	Materials continued
	Titanium Metals Corp.	141,500	1,247

	Total		4,089

	Utilities (0.2%)
	Equitable Resources, Inc.	92,400	3,100

	Total		3,100

	Total Mid Cap Common Stocks		152,884

	Small Cap Common Stocks (2.1%)
	Consumer Discretionary (0.3%)
*	Aeropostale, Inc.	225	4
*	American Public Education, Inc.	11,600	431
	Arbitron, Inc.	325	4
*	Buffalo Wild Wings, Inc.	8,150	209
*	The Cheesecake Factory, Inc.	400	4
	Cracker Barrel Old Country Store, Inc.	175	4
*	Exide Technologies	800	4
*	Fossil, Inc.	250	4
*	J. Crew Group, Inc.	325	4
*	Jack in the Box, Inc.	149,000	3,292
*	Jos. A. Bank Clothiers, Inc.	150	4
*	Life Time Fitness, Inc.	325	4
*	LKQ Corp.	32,100	374
*	Lumber Liquidators, Inc.	18,350	194
	The Men’s Wearhouse, Inc.	275	4
*	New Oriental Education & Technology Group, Inc., ADR	10,000	549
	PetSmart, Inc.	12,350	228
	Polaris Industries, Inc.	150	4
*	Retail Ventures, Inc.	1,225	4
	Sinclair Broadcast Group, Inc. - Class A	1,275	4
*	Skechers U.S.A., Inc. - Class A	325	4
	Snap-on, Inc.	3,550	140
	Sotheby’s	450	4
	Tempur-Pedic International, Inc.	675	5
*	True Religion Apparel, Inc.	11,325	141
	Tupperware Brands Corp.	175	4
*	The Warnaco Group, Inc.	200	4
*	Zumiez, Inc.	17,900	133

	Total		5,764

	Consumer Staples (0.1%)
*	AgFeed Industries, Inc.	1,750	3
	Alberto-Culver Co.	12,700	311
*	Central European Distribution Corp.	6,800	134
*	Darling International, Inc.	750	4
	Flowers Foods, Inc.	13,900	339
*	TreeHouse Foods, Inc.	5,850	159

	Total		950

	Domestic Common Stocks and Warrants (27.5%)	Shares/ $ Par	Value $ (000’s)
	Energy (0.1%)
*	Arena Resources, Inc.	10,800	303
*	ATP Oil & Gas Corp.	575	3
	Berry Petroleum Co.	500	4
*	Bill Barrett Corp.	200	4
*	Carrizo Oil & Gas, Inc.	9,250	149
*	Contango Oil & Gas Co.	4,300	242
	Crosstex Energy, Inc.	1,500	6
*	Dril-Quip, Inc.	225	5
	Energy XXI, Ltd.	5,500	4
*	EXCO Resources, Inc.	18,000	163
*	Gasco Energy, Inc.	5,500	2
	General Maritime Corp.	350	4
*	IHS, Inc. - Class A	4,450	167
*	ION Geophysical Corp.	34,475	118
*	McMoRan Exploration Co.	375	4
*	Oceaneering International, Inc.	5,100	149
*	Parker Drilling Co.	1,350	4
	Penn Virginia Corp.	150	4
*	PetroQuest Energy, Inc.	650	4
	Ship Finance International, Ltd.	350	4
*	Stone Energy Corp.	400	4
*	T-3 Energy Services, Inc.	9,186	87
*	Whiting Petroleum Corp.	7,500	251
*	Willbros Group, Inc.	475	4

	Total		1,689

	Financials (0.2%)
	Boston Private Financial Holdings, Inc.	46,900	321
	Digital Realty Trust, Inc.	9,400	309
*	Encore Bancshares, Inc.	4,819	53
*	FCStone Group, Inc.	800	4
	GFI Group, Inc.	1,200	4
*	Investment Technology Group, Inc.	104,200	2,367
*	KBW, Inc.	8,400	193
	MFA Mortgage Investments, Inc.	69,900	412
	optionsXpress Holdings, Inc.	325	4
*	Portfolio Recovery Associates, Inc.	2,450	83

	Total		3,750

	Health Care (0.5%)
*	Affymetrix, Inc.	1,475	4
*	Alkermes, Inc.	400	4
*	athenahealth, Inc.	9,150	344
*	BioMarin Pharmaceutical, Inc.	21,200	377
*	CardioNet, Inc.	9,400	232
*	Genoptix, Inc.	14,755	503
*	Illumina, Inc.	16,800	438
*	IPC The Hospitalist Co.	7,600	128
*	K-V Pharmaceutical Co. - Class A	750	2
*	Masimo Corp.	24,667	736

The Accompanying Notes are an Integral Part of the Financial Statements.

148	Balanced Portfolio

Balanced Portfolio

	Domestic Common Stocks and Warrants (27.5%)	Shares/ $ Par	Value $ (000’s)
	Health Care continued
	Meridian Bioscience, Inc.	14,250	363
*	NuVasive, Inc.	8,150	282
*	PAREXEL International Corp.	450	4
*	Phase Forward, Inc.	18,814	236
*	Psychiatric Solutions, Inc.	205,100	5,712
*	Thoratec Corp.	10,438	339
*	United Therapeutics Corp.	1,450	91

	Total		9,795

	Industrials (0.4%)
*	AAR Corp.	225	4
	Actuant Corp.	250	5
	Acuity Brands, Inc.	125	4
*	Aerovironment, Inc.	5,950	219
*	Allegiant Travel Co.	2,500	121
*	Astec Industries, Inc.	3,950	124
*	Astronics Corp.	26,143	233
*	Axsys Technologies, Inc.	2,798	153
	Belden, Inc.	200	4
	Bucyrus International, Inc.	7,330	136
*	Chart Industries, Inc.	350	4
*	Cornell Cos., Inc.	22,800	424
	Deluxe Corp.	250	4
	Eagle Bulk Shipping, Inc.	525	4
*	EMCOR Group, Inc.	200	4
*	Energy Recovery, Inc.	8,197	62
*	EnerSys	400	4
*	Flow International Corp.	1,950	5
*	Force Protection, Inc.	800	5
	Genco Shipping & Trading, Ltd.	275	4
*	GrafTech International, Ltd.	525	4
*	Hawaiian Holdings, Inc.	775	5
	Herman Miller, Inc.	300	4
*	Hexcel Corp.	475	4
*	Hill International, Inc.	11,900	84
*	Hub Group, Inc. - Class A	11,800	313
*	Huron Consulting Group, Inc.	6,937	397
*	ICF International, Inc.	13,800	339
	Kaydon Corp.	6,100	210
	Knight Transportation, Inc.	191,409	3,086
	Knoll, Inc.	450	4
*	Korn/Ferry International	350	4
*	Perini Corp.	175	4
*	Stanley, Inc.	12,950	469
*	TBS International, Ltd. - Class A	425	4
*	Team, Inc.	24,956	691
*	Titan Machinery, Inc.	16,400	231
*	TransDigm Group, Inc.	10,500	352

	Total		7,728

	Information Technology (0.4%)
*	Advanced Energy Industries, Inc.	25,278	251
*	Amkor Technology, Inc.	1,950	4

	Domestic Common Stocks and Warrants (27.5%)	Shares/ $ Par	Value $ (000’s)
	Information Technology continued
*	Atheros Communications, Inc.	13,200	189
*	Bankrate, Inc.	11,819	449
*	Blackboard, Inc.	5,250	138
*	comScore, Inc.	13,973	178
*	Comtech Telecommunications Corp.	3,000	137
*	Concur Technologies, Inc.	8,300	272
*	CyberSource Corp.	14,600	175
*	DG Fastchannel, Inc.	20,200	252
*	Diodes, Inc.	30,850	187
*	EarthLink, Inc.	600	4
*	F5 Networks, Inc.	13,300	304
*	Harmonic, Inc.	675	4
*	Infinera Corp.	450	4
*	j2 Global Communications, Inc.	6,500	130
*	Mellanox Technologies, Ltd.	22,500	177
*	Netlogic Microsystems, Inc.	16,800	370
*	NeuStar, Inc. - Class A	137,300	2,627
*	Novatel Wireless, Inc.	975	5
*	Omniture, Inc.	28,450	303
*	OmniVision Technologies, Inc.	800	4
*	PMC-Sierra, Inc.	850	4
*	Rubicon Technology, Inc.	16,165	69
*	Sigma Designs, Inc.	400	4
*	Skyworks Solutions, Inc.	725	4
*	Switch and Data Facilities Co., Inc.	42,900	317
*	Synchronoss Technologies, Inc.	34,800	371
*	Take-Two Interactive Software, Inc.	475	4
*	TeleTech Holdings, Inc.	450	4
*	TiVo, Inc.	600	4
*	TriQuint Semiconductor, Inc.	93,000	320
*	VanceInfo Technologies, Inc., ADR	69,470	330
*	VistaPrint, Ltd.	23,700	441
*	Vocus, Inc.	14,600	266

	Total		8,302

	Materials (0.0%)
*	Apex Silver Mines, Ltd.	2,950	3
*	Calgon Carbon Corp.	22,100	339
*	Flotek Industries, Inc.	1,725	4
	Silgan Holdings, Inc.	8,300	397
*	W.R. Grace & Co.	700	4
	Worthington Industries, Inc.	325	4

	Total		751

	Other Holdings (0.1%)
	Financial Select Sector SPDR Fund	20,450	258
	iShares Nasdaq Biotechnology Index Fund	4,550	324
	SPDR Metals & Mining	40,600	1,128

	Total		1,710

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio	149

Balanced Portfolio

	Domestic Common Stocks and Warrants (27.5%)	Shares/ $ Par	Value $ (000’s)
	Telecommunication Services (0.0%)
*	Centennial Communications Corp.	32,200	260

	Total		260

	Utilities (0.0%)
	ITC Holdings Corp.	14,800	646

	Total		646

	Total Small Cap Common Stocks		41,345

	Total Domestic Common Stocks and Warrants (Cost: $729,669)		547,878

Foreign Common Stocks (7.4%)	Country
Consumer Discretionary (0.4%)
Bridgestone Corp.	Japan	11,600	174
Compass Group PLC	United Kingdom	210,110	1,058
Denso Corp.	Japan	12,100	201
Fast Retailing Co., Ltd.	Japan	600	87
Grupo Televisa SA, ADR	Mexico	77,000	1,150
Hennes & Mauritz AB - B Shares	Sweden	23,359	922
Honda Motor Co., Ltd.	Japan	18,300	397
Kingfisher PLC	United Kingdom	244,160	485
Next PLC	United Kingdom	21,445	341
Oriental Land Co., Ltd.	Japan	1,900	156
Panasonic Corp.	Japan	24,000	300
Reed Elsevier PLC	United Kingdom	32,460	240
Sekisui House, Ltd.	Japan	13,000	114
Toyota Industries Corp.	Japan	7,500	161
Vivendi	France	48,340	1,582
Yamada Denki Co., Ltd.	Japan	2,020	140
Yamaha Motor Co., Ltd.	Japan	14,400	151

Total			7,659

Consumer Staples (0.8%)
Aeon Co., Ltd.	Japan	16,300	163
Ajinomoto Co., Inc.	Japan	13,000	141
Asahi Breweries, Ltd.	Japan	8,100	139
British American Tobacco PLC	United Kingdom	27,934	737
Cadbury PLC	United Kingdom	29,100	259
Imperial Tobacco Group PLC	United Kingdom	26,062	707
ITC, Ltd.	India	91,656	326
Japan Tobacco, Inc.	Japan	59	195
Kao Corp.	Japan	7,000	212
Kerry Group PLC - Class A	Ireland	36,269	665
Kirin Holdings Co., Ltd.	Japan	15,000	198

	Foreign Common Stocks (7.4%)	Country	Shares/ $ Par	Value $ (000’s)
	Consumer Staples continued
	Koninklijke Ahold NV	Netherlands	44,140	545
*	KT&G Corp.	South Korea	9,961	621
	Lawson, Inc.	Japan	2,400	138
	Nestle SA	Switzerland	76,205	2,995
	Pernod-Ricard SA	France	10,444	778
	Reckitt Benckiser Group PLC	United Kingdom	18,490	699
	Seven & I Holdings Co., Ltd.	Japan	8,900	305
	Shiseido Co., Ltd.	Japan	10,000	204
	Shoppers Drug Mart Corp.	Canada	36,565	1,444
	Tesco PLC	United Kingdom	125,405	663
	Unilever NV	Netherlands	61,460	1,496
	UNY Co., Ltd.	Japan	14,000	154
	Wal-Mart de Mexico SAB de CV	Mexico	286,200	772
	Woolworths, Ltd.	Australia	64,505	1,228

	Total			15,784

	Energy (0.8%)
*	Artumas Group, Inc.	Norway	92,300	38
	BG Group PLC	United Kingdom	20,225	285
	BP PLC	United Kingdom	341,935	2,659
	CNOOC, Ltd.	Hong Kong	1,078,000	1,024
	Eni SPA	Italy	93,000	2,215
	INPEX Corp.	Japan	22	174
	Nexen, Inc.	Canada	81,700	1,440
	Oil Search, Ltd.	Australia	185,275	618
	Petroleo Brasileiro SA, ADR	Brazil	56,400	1,381
	Reliance Industries, Ltd.	India	35,446	905
	Royal Dutch Shell PLC - Class A	United Kingdom	94,230	2,500
	Saipem SPA	Italy	60,295	1,018
	Seadrill, Ltd.	Norway	27,100	222
	Suncor Energy, Inc.	Canada	42,435	827

	Total			15,306

	Financials (1.4%)
	Allianz SE	Germany	5,382	580
	AXA SA	France	29,053	651
	Banco Espirito Santo SA	Portugal	61,655	582
	Banco Santander SA	Spain	167,950	1,629
	The Bank of Yokohama, Ltd.	Japan	24,000	142
	BNP Paribas	France	27,980	1,187
	Cathay Financial Holding Co., Ltd.	Taiwan	435,150	489
	Cheung Kong Holdings, Ltd.	Hong Kong	40,000	381
	China Life Insurance Co., Ltd.	China	202,000	622
	China Overseas Land & Investment, Ltd.	Hong Kong	290,000	408
(n)*	China Overseas Land & Investment, Ltd. - Rights	Hong Kong	11,600	4
	The Chugoku Bank, Ltd.	Japan	8,000	123
	Credit Suisse Group AG	Switzerland	26,150	715
	Daito Trust Construction Co., Ltd.	Japan	1,500	78

The Accompanying Notes are an Integral Part of the Financial Statements.

150	Balanced Portfolio

Balanced Portfolio

	Foreign Common Stocks (7.4%)	Country	Shares/ $ Par	Value $ (000’s)
	Financials continued
	Erste Group Bank AG	Austria	17,900	422
	Hang Seng Bank, Ltd.	Hong Kong	51,100	675
	Housing Development Finance Corp., Ltd.	India	34,146	1,067
	HSBC Holdings PLC, ADR	United Kingdom	36,400	1,772
	Industrial and Commercial Bank of China, Ltd. - Class H	China	2,111,000	1,122
	Intesa Sanpaolo SPA	Italy	222,495	805
	Julius Baer Holding AG	Switzerland	28,600	1,097
	Man Group PLC	United Kingdom	72,880	255
	Manulife Financial Corp.	Canada	60,555	1,031
	Mitsubishi Estate Co., Ltd.	Japan	13,000	214
	Mitsubishi UFJ Financial Group, Inc.	Japan	102,500	635
	Mitsui Fudosan Co., Ltd.	Japan	11,000	183
	Mizuho Financial Group, Inc.	Japan	131	390
	Muenchener Rueckversicherungs- Gesellschaft AG	Germany	3,261	515
	National Bank of Greece SA	Greece	19,655	366
	Nomura Real Estate Holdings, Inc.	Japan	6,000	120
	Piraeus Bank SA	Greece	34,957	316
*	QBE Insurance Group, Ltd.	Australia	32,030	594
	Resona Holdings, Inc.	Japan	74	117
	Samsung Fire & Marine Insurance Co., Ltd.	South Korea	8,839	1,341
	Societe Generale	France	9,185	468
	Sompo Japan Insurance, Inc.	Japan	18,000	132
	Sony Financial Holdings, Inc.	Japan	59	226
	Standard Chartered PLC	United Kingdom	24,165	314
	Sumitomo Mitsui Financial Group, Inc.	Japan	94	407
	The Sumitomo Trust and Banking Co., Ltd.	Japan	26,000	154
	T&D Holdings, Inc.	Japan	4,300	180
	TAG Tegernsee Immobilien und Beteiligungs AG	Germany	63,416	180
	Tokio Marine Holdings, Inc.	Japan	8,900	261
	The Toronto-Dominion Bank	Canada	40,205	1,436
*	Turkiye Garanti Bankasi AS	Turkey	169,988	291
	Unicredit SPA	Italy	254,675	637
	Westpac Banking Corp.	Australia	87,315	1,061
	Zurich Financial Services AG	Switzerland	9,919	2,147

	Total			28,522

	Health Care (1.0%)
*	Actelion, Ltd.	Switzerland	7,130	400
	Astellas Pharma, Inc.	Japan	5,700	232
	CSL, Ltd.	Australia	64,752	1,560
	Daiichi Sankyo Co., Ltd.	Japan	9,300	221
	Eisai Co., Ltd.	Japan	4,600	190

	Foreign Common Stocks (7.4%)	Country	Shares/ $ Par	Value $ (000’s)
	Health Care continued
	Fresenius Medical Care AG & Co. KGaA	Germany	23,846	1,124
	Hisamitsu Pharmaceutical Co., Inc.	Japan	2,800	114
	Novartis AG	Switzerland	54,135	2,705
	Novo Nordisk A/S	Denmark	13,444	688
	Roche Holding AG	Switzerland	18,310	2,811
	Synthes, Inc.	Switzerland	6,070	765
	Taisho Pharmaceutical Co., Ltd.	Japan	6,000	127
	Takeda Pharmaceutical Co., Ltd.	Japan	7,900	409
	Terumo Corp.	Japan	2,500	117
	Teva Pharmaceutical Industries, Ltd., ADR	Israel	169,180	7,202

	Total			18,665

	Industrials (0.7%)
	ABB, Ltd., ADR	Switzerland	55,790	837
	All Nippon Airways Co., Ltd.	Japan	22,000	87
	Alstom SA	France	16,125	957
	Asahi Glass Co., Ltd.	Japan	30,000	170
*	BAE Systems PLC	United Kingdom	334,445	1,850
	Balfour Beatty PLC	United Kingdom	60,525	293
	Central Japan Railway Co.	Japan	23	199
	Chemring Group PLC	United Kingdom	27,930	798
*	China Railway Construction Corp. - Class H	China	398,000	597
	ComfortDelGro Corp., Ltd.	Singapore	286,000	291
	Companhia de Concessoes Rodoviarias	Brazil	45,400	468
	Dai Nippon Printing Co., Ltd.	Japan	14,000	154
	East Japan Railway Co.	Japan	46	359
	Fanuc, Ltd.	Japan	2,900	206
	IHI Corp.	Japan	97,000	123
	Itochu Corp.	Japan	33,000	166
	The Japan Steel Works, Ltd.	Japan	8,000	112
	JTEKT Corp.	Japan	22,200	171
	Kamigumi Co., Ltd.	Japan	13,000	116
	Keio Corp.	Japan	29,000	174
	Kintetsu Corp.	Japan	41,000	188
	Komatsu, Ltd.	Japan	17,800	225
*	LG Corp.	South Korea	19,884	693
	Marubeni Corp.	Japan	48,000	183
	Mitsubishi Corp.	Japan	17,000	239
	Mitsubishi Electric Corp.	Japan	30,000	188
	Mitsubishi Heavy Industries, Ltd.	Japan	46,000	205
	Mitsui & Co., Ltd.	Japan	25,000	256
	Mitsui OSK Lines, Ltd.	Japan	25,000	153
*	Morphic Technologies AB	Sweden	353,158	60
	Nippon Yusen Kabushiki Kaisha	Japan	25,000	154
	Secom Co., Ltd.	Japan	5,100	263

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio	151

Balanced Portfolio

	Foreign Common Stocks (7.4%)	Country	Shares/ $ Par	Value $ (000’s)
	Industrials continued
	Serco Group PLC	United Kingdom	122,660	810
	SMC Corp.	Japan	1,400	143
	Sumitomo Corp.	Japan	17,100	151
	Tokyu Corp.	Japan	30,000	151
	Toppan Printing Co., Ltd.	Japan	17,000	131
	Vinci SA	France	14,130	598
	West Japan Railway Co.	Japan	37	168
	Yamato Holdings Co., Ltd.	Japan	10,000	130

	Total			13,217

	Information Technology (0.3%)
*	Autonomy Corp. PLC	United Kingdom	115,910	1,619
	Canon, Inc.	Japan	12,400	389
	EVS Broadcast Equipment SA	Belgium	10,070	361
	Fujitsu, Ltd.	Japan	41,000	198
*	Gresham Computing PLC	United Kingdom	203,462	109
	Hitachi, Ltd.	Japan	49,000	190
	Hoya Corp.	Japan	13,000	226
	Kontron AG	Germany	49,650	517
	NEC Corp.	Japan	60,000	201
	Nintendo Co., Ltd.	Japan	1,000	384
	Ricoh Co., Ltd.	Japan	13,000	165
	Samsung Electronics Co., Ltd.	South Korea	2,619	948
*	Temenos Group AG	Switzerland	95,145	1,266

	Total			6,573

	Materials (0.7%)
	Angang Steel Co., Ltd.	China	534,000	604
	Anglo American PLC	United Kingdom	27,574	639
*	Anhui Conch Cement Co., Ltd.	China	108,000	502
	Asahi Kasei Corp.	Japan	49,000	215
	BHP Billiton, Ltd.	Australia	59,145	1,271
	Companhia Vale do Rio Doce, ADR	Brazil	56,650	686
	Givaudan SA	Switzerland	390	306
	Goldcorp, Inc.	Canada	55,170	1,740
	Huabao International Holdings, Ltd.	Hong Kong	960,000	631
*	Intex Resources ASA	Norway	404,600	77
	JFE Holdings, Inc.	Japan	7,200	190
	K+S AG	Germany	20,535	1,185
	Mitsubishi Chemical Holdings Corp.	Japan	31,500	139
	Mitsubishi Materials Corp.	Japan	54,000	136
	Nippon Steel Corp.	Japan	69,000	226
	POSCO	South Korea	1,338	394
	Potash Corp. of Saskatchewan, Inc.	Canada	15,545	1,138
	Rio Tinto PLC, ADR	United Kingdom	3,565	317
	Shin-Etsu Chemical Co., Ltd.	Japan	5,100	234

	Foreign Common Stocks (7.4%)	Country	Shares/ $ Par	Value $ (000’s)
	Materials continued
	Sumitomo Metal Industries, Ltd.	Japan	55,000	136
	Syngenta AG	Switzerland	5,997	1,159

	Total			11,925

	Other Holdings (0.3%)
	Hang Seng Investment Index Funds Series - H-Share	Hong Kong	73,600	764
	iShares MSCI EAFE Index Fund	United States	30,900	1,387
	iShares MSCI Emerging Markets Index	United States	8,625	215
	iShares MSCI Hong Kong Index Fund	Hong Kong	145,929	1,513
	iShares MSCI Japan Index Fund	Japan	27,928	268
	iShares MSCI Singapore Index Fund	Singapore	162,857	1,151
	iShares MSCI South Korea Index Fund	South Korea	26,114	728
	iShares MSCI Taiwan Index Fund	Taiwan	156,458	1,188

	Total			7,214

	Telecommunication Services (0.6%)
*	Bharti Airtel, Ltd.	India	22,813	338
	China Mobile, Ltd.	Hong Kong	33,000	335
	Chunghwa Telecom Co., Ltd.	Taiwan	932,910	1,491
	Deutsche Telekom AG	Germany	104,622	1,597
	France Telecom SA	France	41,369	1,163
	KDDI Corp.	Japan	33	235
	Koninklijke (Royal) KPN NV	Netherlands	133,403	1,944
	Nippon Telegraph and Telephone Corp.	Japan	60	322
	NTT DoCoMo, Inc.	Japan	153	301
	SOFTBANK Corp.	Japan	7,900	143
	Telefonica SA	Spain	107,715	2,426
	Turkcell Iletisim Hizmetleri AS	Turkey	79,056	456
	Vodafone Group PLC	United Kingdom	810,864	1,657

	Total			12,408

	Utilities (0.4%)
	Centrica PLC	United Kingdom	129,025	503
	CEZ	Czech Republic	10,325	422
	Chubu Electric Power Co., Inc.	Japan	8,500	258
	The Chugoku Electric Power Co., Inc.	Japan	6,500	171
	E.ON AG	Germany	20,030	814
	Electricite de France	France	10,045	587
	Enagas	Spain	34,895	769
	GDF Suez	France	44,310	2,205
	Hokuriku Electric Power Co.	Japan	4,100	116

The Accompanying Notes are an Integral Part of the Financial Statements.

152	Balanced Portfolio

Balanced Portfolio

Foreign Common Stocks (7.4%)	Country	Shares/ $ Par	Value $ (000’s)
Utilities continued
The Kansai Electric Power Co., Inc.	Japan	9,400	272
Kyushu Electric Power Co., Inc.	Japan	7,200	191
National Grid PLC	United Kingdom	78,190	784
Osaka Gas Co., Ltd.	Japan	38,000	176
PT Perusahaan Gas Negara	Indonesia	2,110,000	382
RWE AG	Germany	10,415	941
Shikoku Electric Power Co., Inc.	Japan	4,800	162
Toho Gas Co., Ltd.	Japan	19,000	125
Tohoku Electric Power Co., Inc.	Japan	7,400	200
The Tokyo Electric Power Co., Inc.	Japan	12,300	410
Tokyo Gas Co., Ltd.	Japan	34,000	172

Total			9,660

Total Foreign Common Stocks (Cost: $208,489)			146,933

Investment Grade Segment (13.3%)
Aerospace/Defense (0.3%)
BAE Systems Holdings, Inc., 5.20%, 8/15/15 144A	180,000	167
General Dynamics Corp., 4.25%, 5/15/13	765,000	765
Lockheed Martin Corp., 6.15%, 9/1/36	1,720,000	1,865
Raytheon Co., 5.50%, 11/15/12	3,584,000	3,623

Total		6,420

Auto Manufacturing (0.1%)
Daimler Finance North America LLC, 5.75%, 5/18/09	2,590,000	2,514
Daimler Finance North America LLC, 8.50%, 1/18/31	315,000	230

Total		2,744

Banking (2.5%)
American Express Bank, FSB, 3.15%, 12/9/11	2,210,000	2,228
BA Covered Bond Issuer, 5.50%, 6/14/12 144A	2,105,000	2,168
Bank of America Corp., 5.42%, 3/15/17	515,000	458
Bank of America Corp., 5.65%, 5/1/18	2,655,000	2,671
Bank of America Corp., 8.125%, 12/29/49	1,175,000	879
The Bank of New York Mellon Corp., 4.95%, 11/1/12	310,000	315
Bank One Corp., 5.25%, 1/30/13	4,480,000	4,369
Barclays Bank PLC, 6.05%, 12/4/17 144A	210,000	185
Barclays Bank PLC, 7.70%, 4/26/49 144A	480,000	317
The Bear Stearns Companies LLC, 7.25%, 2/1/18	480,000	526
BNP Paribas, 7.195%, 6/29/49 144A	300,000	191
Citigroup Capital XXI, 8.30%, 12/21/57	245,000	189
Citigroup, Inc., 5.125%, 5/5/14	1,985,000	1,865
Citigroup, Inc., 8.40%, 4/29/49	890,000	588
Countrywide Financial Corp., 5.80%, 6/7/12	730,000	711
Countrywide Home Loans, Inc., 4.00%, 3/22/11	1,155,000	1,100

	Investment Grade Segment (13.3%)	Shares/ $ Par	Value $ (000’s)
	Banking continued
	Countrywide Home Loans, Inc., 4.125%, 9/15/09	235,000	232
	Credit Agricole SA/London, 6.637%, 5/31/49 144A	310,000	139
	Credit Suisse Guernsey, Ltd., 5.86%, 5/29/49	105,000	49
	Credit Suisse/New York NY, 6.00%, 2/15/18	90,000	83
	Deutsche Bank Capital Funding Trust VII, 5.628%, 1/19/49 144A	1,080,000	462
	Fifth Third Bancorp, 8.25%, 3/1/38	425,000	351
	The Goldman Sachs Group, Inc., 5.15%, 1/15/14	3,465,000	3,121
	HSBC Holdings PLC, 6.80%, 6/1/38	390,000	412
	HSBC USA, Inc., 3.125%, 12/16/11	2,200,000	2,285
	JPMorgan Chase & Co., 4.75%, 3/1/15	110,000	103
	JPMorgan Chase & Co., 7.90%, 4/29/49	1,675,000	1,393
(d)	Lehman Brothers Holdings, Inc., 5.50%, 4/4/16	490,000	47
	M&I Marshall & Ilsley Bank, 5.15%, 2/22/12	2,480,000	2,242
	Mellon Bank NA, 5.45%, 4/1/16	1,390,000	1,358
	Merrill Lynch & Co., 6.22%, 9/15/26	375,000	346
	Merrill Lynch & Co., 6.40%, 8/28/17	2,185,000	2,189
	Morgan Stanley, 2.00%, 9/22/11	2,210,000	2,224
	Morgan Stanley, 5.375%, 10/15/15	700,000	603
	Morgan Stanley, 6.25%, 8/28/17	700,000	596
	Morgan Stanley, 6.25%, 8/9/26	830,000	675
	Northern Trust Corp., 5.30%, 8/29/11	795,000	810
	State Street Bank and Trust Co., 5.30%, 1/15/16	1,780,000	1,740
	SunTrust Bank, 3.00%, 11/16/11	2,210,000	2,285
	UBS AG/Stamford Branch, 5.75%, 4/25/18	920,000	835
	UBS Preferred Funding Trust V, 6.243%, 5/29/49	200,000	109
	UnionBanCal Corp., 5.25%, 12/16/13	810,000	690
	Wachovia Bank NA, 6.60%, 1/15/38	515,000	559
	Wachovia Corp., 5.35%, 3/15/11	2,080,000	1,985
	Wachovia Corp., 7.98%, 2/28/49	570,000	486
(d)(m)	Washington Mutual Bank, 6.75%, 5/20/36	580,000	0
(d)(m)	Washington Mutual Bank, 6.875%, 6/15/11	1,115,000	0
	Wells Fargo Capital XIII, 7.70%, 12/29/49	2,150,000	1,774
	Zions Bancorporation, 5.50%, 11/16/15	2,290,000	1,619

	Total		50,562

	Beverage/Bottling (0.5%)
	Anheuser-Busch Companies, Inc., 4.50%, 4/1/18	40,000	34
	Anheuser-Busch Companies, Inc., 5.75%, 4/1/36	255,000	207
	Bottling Group LLC, 4.625%, 11/15/12	535,000	541
	Bottling Group LLC, 5.50%, 4/1/16	1,120,000	1,121
	The Coca-Cola Co., 5.35%, 11/15/17	985,000	1,063
	Diageo Capital PLC, 4.375%, 5/3/10	1,578,000	1,563
	Dr. Pepper Snapple Group, Inc., 6.82%, 5/1/18 144A	665,000	656
	Dr. Pepper Snapple Group, Inc., 7.45%, 5/1/38 144A	145,000	144
	PepsiCo, Inc., 4.65%, 2/15/13	540,000	555
	PepsiCo, Inc., 5.00%, 6/1/18	330,000	342
	PepsiCo, Inc., 7.90%, 11/1/18	85,000	104
	SABMiller PLC, 6.20%, 7/1/11 144A	2,595,000	2,570

	Total		8,900

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio	153

Balanced Portfolio

Investment Grade Segment (13.3%)	Shares/ $ Par	Value $ (000’s)
Building Products (0.0%)
CRH America, Inc., 6.00%, 9/30/16	810,000	504
CRH America, Inc., 8.125%, 7/15/18	335,000	242

Total		746

Cable/Media/Broadcasting/Satellite (0.7%)
CBS Corp., 6.625%, 5/15/11	460,000	408
Comcast Corp., 5.90%, 3/15/16	2,270,000	2,167
Comcast Corp., 6.40%, 5/15/38	740,000	738
Comcast Corp., 6.50%, 11/15/35	190,000	189
Cox Communications, Inc., 4.625%, 1/15/10	1,390,000	1,345
Historic TW, Inc., 6.625%, 5/15/29	565,000	501
Historic TW, Inc., 6.875%, 6/15/18	195,000	174
Rogers Cable, Inc., 5.50%, 3/15/14	1,625,000	1,499
Rogers Cable, Inc., 6.25%, 6/15/13	200,000	192
TCI Communications, Inc., 8.75%, 8/1/15	1,030,000	1,096
Time Warner Cable, Inc., 5.40%, 7/2/12	1,310,000	1,223
Time Warner Cable, Inc., 6.75%, 7/1/18	170,000	164
Time Warner Cable, Inc., 8.75%, 2/14/19	425,000	462
Time Warner Entertainment Co. LP, 8.375%, 3/15/23	1,650,000	1,662
Viacom, Inc., 5.75%, 4/30/11	1,080,000	981
Viacom, Inc., 6.125%, 10/5/17	185,000	153

Total		12,954

Conglomerate/Diversified Manufacturing (0.0%)
The Dow Chemical Co., 5.70%, 5/15/18	45,000	40
Monsanto Co., 5.125%, 4/15/18	135,000	142

Total		182

Consumer Products (0.1%)
Colgate-Palmolive Co., 4.20%, 5/15/13	280,000	287
Fortune Brands, Inc., 5.375%, 1/15/16	720,000	601
The Procter & Gamble Co., 5.55%, 3/5/37	645,000	716

Total		1,604

Electric Utilities (2.8%)
Bruce Mansfield Unit, 6.85%, 6/1/34	510,000	435
Carolina Power & Light, Inc., 5.15%, 4/1/15	420,000	421
Carolina Power & Light, Inc., 6.50%, 7/15/12	415,000	409
CenterPoint Energy Houston Electric LLC, 5.70%, 3/15/13	260,000	247
CenterPoint Energy Houston Electric LLC, 6.95%, 3/15/33	270,000	248
CenterPoint Energy, Inc., 6.50%, 5/1/18	380,000	310
CMS Energy Corp., 6.875%, 12/15/15	1,270,000	1,083
Commonwealth Edison Co., 5.875%, 2/1/33	115,000	96
Connecticut Light and Power Co., 5.65%, 5/1/18	150,000	149
Consolidated Edison Co. of New York, Inc., 5.375%, 12/15/15	560,000	550
Consolidated Edison Co. of New York, Inc., 5.50%, 9/15/16	605,000	599
Consolidated Natural Gas Co., 5.00%, 12/1/14	2,050,000	1,882
Dominion Resources, Inc., 6.00%, 11/30/17	40,000	38
Dominion Resources, Inc., 6.40%, 6/15/18	160,000	157
DTE Energy Co., 7.05%, 6/1/11	7,520,000	7,439
Duke Energy Carolinas LLC, 6.45%, 10/15/32	1,675,000	1,773

Investment Grade Segment (13.3%)	Shares/ $ Par	Value $ (000’s)
Electric Utilities continued
Duquesne Light Holdings, Inc., 5.50%, 8/15/15	1,000,000	839
Entergy Louisiana LLC, 6.50%, 9/1/18	360,000	342
Entergy Mississippi, Inc., 6.25%, 4/1/34	1,030,000	872
Exelon Generation Co. LLC, 6.20%, 10/1/17	1,070,000	920
Florida Power & Light Co., 5.625%, 4/1/34	245,000	260
Florida Power Corp., 4.50%, 6/1/10	3,636,000	3,601
Indiana Michigan Power Co., 5.05%, 11/15/14	2,660,000	2,396
Kiowa Power Partners LLC, 4.811%, 12/30/13 144A	1,061,731	993
Kiowa Power Partners LLC, 5.737%, 3/30/21 144A	1,185,000	907
MidAmerican Energy Holdings Co., 5.95%, 5/15/37	260,000	236
Monongahela Power Co., 5.70%, 3/15/17 144A	860,000	722
Nevada Power Co., 5.875%, 1/15/15	1,941,000	1,858
Nevada Power Co., 5.95%, 3/15/16	60,000	57
Northern States Power Co., 5.25%, 10/1/18	270,000	269
Ohio Edison Co., 6.875%, 7/15/36	145,000	132
Oncor Electric Delivery Co., 6.375%, 1/15/15	1,340,000	1,284
Oncor Electric Delivery Co., 7.00%, 9/1/22	240,000	224
Pacific Gas & Electric Co., 5.80%, 3/1/37	255,000	265
Pacific Gas & Electric Co., 6.05%, 3/1/34	415,000	441
PacifiCorp, 5.45%, 9/15/13	4,040,000	4,132
Potomac Electric Power Co., 6.50%, 11/15/37	180,000	176
PPL Electric Utilities Corp., 4.30%, 6/1/13	2,475,000	2,324
PPL Electric Utilities Corp., 6.25%, 8/15/09	215,000	216
PPL Energy Supply LLC, 6.00%, 12/15/36	425,000	275
PPL Energy Supply LLC, 6.50%, 5/1/18	340,000	276
Public Service Co. of Colorado, 5.50%, 4/1/14	1,320,000	1,254
Public Service Electric & Gas Co., 5.00%, 1/1/13	1,500,000	1,463
Public Service Electric & Gas Co., 5.70%, 12/1/36	1,600,000	1,477
Puget Sound Energy, Inc., 6.274%, 3/15/37	1,125,000	1,001
San Diego Gas & Electric Co., 5.30%, 11/15/15	250,000	257
San Diego Gas & Electric Co., 6.125%, 9/15/37	200,000	220
SCANA Corp., 6.25%, 4/1/20	115,000	106
Sierra Pacific Power Co., 6.75%, 7/1/37	525,000	468
South Carolina Electric & Gas Co., 6.05%, 1/15/38	295,000	308
Southern California Edison Co., 5.55%, 1/15/37	320,000	337
Southern California Edison Co., 5.625%, 2/1/36	85,000	90
Tampa Electric Co., 6.10%, 5/15/18	2,305,000	2,098
Tampa Electric Co., 6.15%, 5/15/37	385,000	313
Tampa Electric Co., 6.55%, 5/15/36	520,000	445
The Toledo Edison Co., 6.15%, 5/15/37	1,265,000	1,017
Union Electric Co., 6.40%, 6/15/17	180,000	164
Union Electric Co., 6.70%, 2/1/19	180,000	164
Virginia Electric and Power Co., 5.25%, 12/15/15	3,790,000	3,683
Xcel Energy, Inc., 6.50%, 7/1/36	780,000	716

Total		55,434

The Accompanying Notes are an Integral Part of the Financial Statements.

154	Balanced Portfolio

Balanced Portfolio

	Investment Grade Segment (13.3%)	Shares/ $ Par	Value $ (000’s)
	Food Processors (0.4%)
	General Mills, Inc., 5.70%, 2/15/17	970,000	975
	H.J. Heinz Co., 5.35%, 7/15/13	1,370,000	1,359
	Kellogg Co., 6.60%, 4/1/11	875,000	916
	Kraft Foods, Inc., 6.25%, 6/1/12	4,020,000	4,158
	Kraft Foods, Inc., 6.50%, 8/11/17	430,000	432
	Kraft Foods, Inc., 6.875%, 1/26/39	500,000	501

	Total		8,341

	Gaming/Lodging/Leisure (0.0%)
	Harrah’s Operating Co., 5.75%, 10/1/17	590,000	91

	Total		91

	Gas Pipelines (0.1%)
	CenterPoint Energy Resources Corp., 6.125%, 11/1/17	140,000	118
	Kinder Morgan Energy Partners LP, 6.50%, 2/1/37	280,000	214
	Kinder Morgan Energy Partners LP, 7.30%, 8/15/33	1,520,000	1,262
	Rockies Express Pipeline LLC, 6.85%, 7/15/18 144A	300,000	277
	Southern Natural Gas Co., 5.90%, 4/1/17 144A	200,000	158
	Tennessee Gas Pipeline Co., 7.50%, 4/1/17	200,000	176

	Total		2,205

	Health Care/Pharmaceuticals (0.2%)
	Bristol-Myers Squibb Co., 5.875%, 11/15/36	65,000	69
	Bristol-Myers Squibb Co., 6.125%, 5/1/38	470,000	516
	GlaxoSmithKline Capital, Inc., 5.65%, 5/15/18	570,000	599
	Wyeth, 5.50%, 2/1/14	1,060,000	1,077
	Wyeth, 5.95%, 4/1/37	685,000	760

	Total		3,021

	Independent Finance (0.7%)
	American General Finance Corp., 5.40%, 12/1/15	95,000	35
	American General Finance Corp., 6.90%, 12/15/17	470,000	203
	General Electric Capital Corp., 5.375%, 10/20/16	1,000,000	989
	General Electric Capital Corp., 5.625%, 5/1/18	4,365,000	4,397
	General Electric Capital Corp., 5.875%, 1/14/38	195,000	191
	General Motors Acceptance Corp. LLC, 6.00%, 12/15/11 144A	1,351,000	1,093
(n)	General Motors Acceptance Corp. LLC, 7.50%, 12/31/13 144A	238,000	174
(n)	General Motors Acceptance Corp. LLC, 8.00%, 12/31/18 144A	286,000	143
	HSBC Finance Corp., 4.125%, 11/16/09	4,400,000	4,359
	International Lease Finance Corp., 4.75%, 1/13/12	2,190,000	1,531
	iStar Financial, Inc., 5.15%, 3/1/12	1,580,000	498
	iStar Financial, Inc., 8.625%, 6/1/13	565,000	175

	Total		13,788

	Industrials - Other (0.0%)
	Centex Corp., 7.875%, 2/1/11	335,000	296
	D.R. Horton, Inc., 5.375%, 6/15/12	540,000	398

Investment Grade Segment (13.3%)	Shares/ $ Par	Value $ (000’s)
Industrials - Other continued
D.R. Horton, Inc., 7.875%, 8/15/11	160,000	138

Total		832

Information/Data Technology (0.1%)
Fiserv, Inc., 6.125%, 11/20/12	1,075,000	1,010
Fiserv, Inc., 6.80%, 11/20/17	1,075,000	952
Seagate Technology HDD Holdings, 6.80%, 10/1/16	715,000	372

Total		2,334

Life Insurance (0.0%)
Prudential Financial, Inc., 5.70%, 12/14/36	170,000	106

Total		106

Machinery (0.1%)
Case Corp., 7.25%, 1/15/16	2,085,000	1,449

Total		1,449

Metals/Mining (0.1%)
Alcoa, Inc., 5.55%, 2/1/17	1,000,000	787
Alcoa, Inc., 5.90%, 2/1/27	465,000	306
Alcoa, Inc., 6.75%, 7/15/18	355,000	290
Barrick North America Fiance LLC, 6.80%, 9/15/18	370,000	331
Freeport-McMoRan Copper & Gold, Inc., 8.25%, 4/1/15	195,000	166
Rio Tinto Finance USA, Ltd., 6.50%, 7/15/18	365,000	268

Total		2,148

Natural Gas Distributors (0.1%)
NiSource Finance Corp., 5.25%, 9/15/17	415,000	252
NiSource Finance Corp., 5.40%, 7/15/14	785,000	537
NiSource Finance Corp., 5.45%, 9/15/20	180,000	96
NiSource Finance Corp., 6.40%, 3/15/18	210,000	131

Total		1,016

Oil & Gas Field Machines and Services (0.0%)
Pride International, Inc., 7.375%, 7/15/14	805,000	749

Total		749

Oil and Gas (0.8%)
Anadarko Finance Co., 7.50%, 5/1/31	930,000	822
Apache Corp., 6.90%, 9/15/18	125,000	135
Canadian Natural Resources, Ltd., 5.70%, 5/15/17	430,000	375
Canadian Natural Resources, Ltd., 5.85%, 2/1/35	90,000	67
Canadian Natural Resources, Ltd., 6.25%, 3/15/38	585,000	460
Canadian Natural Resources, Ltd., 6.45%, 6/30/33	335,000	271
Devon Energy Corp., 7.95%, 4/15/32	250,000	276
Devon Financing Corp. ULC, 6.875%, 9/30/11	3,040,000	3,068
EnCana Corp., 6.50%, 2/1/38	340,000	273
EnCana Corp., 6.625%, 8/15/37	70,000	56
EnCana Holdings Finance Corp., 5.80%, 5/1/14	1,075,000	1,007
Hess Corp., 7.125%, 3/15/33	355,000	316
Marathon Oil Corp., 6.60%, 10/1/37	140,000	106
Nexen, Inc., 5.875%, 3/10/35	1,855,000	1,397
Nexen, Inc., 6.40%, 5/15/37	160,000	125

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio	155

Balanced Portfolio

Investment Grade Segment (13.3%)	Shares/ $ Par	Value $ (000’s)
Oil and Gas continued
Pemex Project Funding Master Trust, 6.625%, 6/15/35 144A	245,000	207
Petro-Canada, 5.95%, 5/15/35	820,000	564
Pioneer Natural Resources Co., 6.875%, 5/1/18	1,840,000	1,287
Suncor Energy, Inc., 6.50%, 6/15/38	415,000	314
Suncor Energy, Inc., 6.85%, 6/1/39	265,000	211
Sunoco, Inc., 5.75%, 1/15/17	825,000	686
Talisman Energy, Inc., 5.85%, 2/1/37	910,000	633
Tesoro Corp., 6.50%, 6/1/17	2,615,000	1,435
Valero Energy Corp., 6.625%, 6/15/37	1,200,000	883
XTO Energy, Inc., 5.30%, 6/30/15	260,000	237
XTO Energy, Inc., 6.50%, 12/15/18	335,000	324
XTO Energy, Inc., 6.75%, 8/1/37	290,000	271

Total		15,806

Other Finance (0.3%)
Capmark Financial Group, Inc., 6.30%, 5/10/17	320,000	88
Eaton Vance Corp., 6.50%, 10/2/17	100,000	89
PNC Financial Services Group, Inc., 8.25%, 5/21/13	2,310,000	1,861
SLM Corp., 5.375%, 1/15/13	80,000	59
SLM Corp., 5.375%, 5/15/14	520,000	351
SLM Corp., 5.45%, 4/25/11	4,560,000	3,599

Total		6,047

Other Services (0.1%)
Waste Management, Inc., 5.00%, 3/15/14	855,000	734
Waste Management, Inc., 6.10%, 3/15/18	925,000	800

Total		1,534

Paper and Forest Products (0.0%)
International Paper Co., 7.95%, 6/15/18	390,000	308
International Paper Co., 8.70%, 6/15/38	375,000	262
Weyerhaeuser Co., 6.875%, 12/15/33	130,000	87

Total		657

Property and Casualty Insurance (0.0%)
The Progressive Corp., 6.70%, 6/15/37	315,000	155

Total		155

Railroads (0.1%)
Burlington Northern Santa Fe Corp., 6.15%, 5/1/37	175,000	161
Canadian National Railway Co., 5.85%, 11/15/17	140,000	145
Canadian Pacific Railway Co., 5.95%, 5/15/37	185,000	130
CSX Corp., 5.60%, 5/1/17	985,000	875
Union Pacific Corp., 5.65%, 5/1/17	625,000	600
Union Pacific Corp., 5.75%, 11/15/17	315,000	299
Union Pacific Corp., 6.65%, 1/15/11	390,000	389

Total		2,599

Real Estate Investment Trusts (0.7%)
AvalonBay Communities, Inc., 5.50%, 1/15/12	500,000	400
BRE Properties, Inc., 5.50%, 3/15/17	420,000	214
Colonial Realty LP, 6.05%, 9/1/16	360,000	210
Developers Diversified Realty Corp., 5.375%, 10/15/12	1,535,000	644
Duke Realty LP, 5.95%, 2/15/17	835,000	417
ERP Operating LP, 5.25%, 9/15/14	1,950,000	1,303
ERP Operating LP, 5.75%, 6/15/17	515,000	355

Investment Grade Segment (13.3%)	Shares/ $ Par	Value $ (000’s)
Real Estate Investment Trusts continued
First Industrial LP, 5.25%, 6/15/09	1,925,000	1,777
HCP, Inc., 6.00%, 1/30/17	400,000	193
HCP, Inc., 6.70%, 1/30/18	200,000	96
HRPT Properties Trust, 5.75%, 11/1/15	1,225,000	652
ProLogis, 5.50%, 3/1/13	2,000,000	1,160
ProLogis, 5.75%, 4/1/16	1,190,000	593
Rouse Co. LP/TRC Co-Issuer, Inc., 6.75%, 5/1/13 144A	3,640,000	1,310
Simon Property Group LP, 5.375%, 6/1/11	3,555,000	3,004
Simon Property Group LP, 5.60%, 9/1/11	890,000	744
Simon Property Group LP, 6.10%, 5/1/16	1,560,000	997

Total		14,069

Restaurants (0.1%)
Darden Restaurants, Inc., 6.20%, 10/15/17	140,000	104
Darden Restaurants, Inc., 6.80%, 10/15/37	635,000	410
Yum! Brands, Inc., 6.875%, 11/15/37	800,000	634

Total		1,148

Retail Food and Drug (0.2%)
CVS/Caremark Corp., 4.875%, 9/15/14	985,000	909
CVS/Caremark Corp., 6.125%, 8/15/16	445,000	431
CVS/Caremark Corp., 6.25%, 6/1/27	715,000	665
Delhaize Group, 6.50%, 6/15/17	770,000	699
The Kroger Co., 6.15%, 1/15/20	395,000	390
The Kroger Co., 7.00%, 5/1/18	245,000	256

Total		3,350

Retail Stores (0.5%)
The Home Depot, Inc., 5.875%, 12/16/36	1,160,000	910
J.C. Penney Corp., 5.75%, 2/15/18	130,000	86
J.C. Penney Corp., 6.375%, 10/15/36	260,000	157
J.C. Penney Corp., 6.875%, 10/15/15	515,000	410
J.C. Penney Corp., 7.95%, 4/1/17	610,000	465
Kohl’s Corp., 6.25%, 12/15/17	720,000	577
Kohl’s Corp., 6.875%, 12/15/37	540,000	384
Macy’s Retail Holdings, Inc., 6.30%, 4/1/09	3,785,000	3,691
Macy’s Retail Holdings, Inc., 6.65%, 7/15/24	90,000	50
Macy’s Retail Holdings, Inc., 7.00%, 2/15/28	120,000	66
Macy’s Retail Holdings, Inc., 7.875%, 7/15/15	780,000	562
Nordstrom, Inc., 7.00%, 1/15/38	265,000	157
Target Corp., 5.375%, 5/1/17	595,000	541
Target Corp., 6.50%, 10/15/37	735,000	631
Wal-Mart Stores, Inc., 5.875%, 4/5/27	685,000	722

Total		9,409

Telecommunications (1.2%)
AT&T Corp., 8.00%, 11/15/31	2,380,000	2,990
AT&T Mobility LLC, 7.125%, 12/15/31	2,740,000	2,880
British Telecommunications PLC, 9.125%, 12/15/30	620,000	659
Deutsche Telekom International Finance BV, 5.75%, 3/23/16	665,000	636
Embarq Corp., 6.738%, 6/1/13	835,000	706
Embarq Corp., 7.082%, 6/1/16	1,940,000	1,494
Embarq Corp., 7.995%, 6/1/36	230,000	155
France Telecom SA, 8.50%, 3/1/31	975,000	1,224
Rogers Wireless, Inc., 6.375%, 3/1/14	875,000	832
Sprint Capital Corp., 8.375%, 3/15/12	3,625,000	2,900
Sprint Capital Corp., 8.75%, 3/15/32	470,000	317
Telecom Italia Capital SA, 4.00%, 1/15/10	2,360,000	2,171

The Accompanying Notes are an Integral Part of the Financial Statements.

156	Balanced Portfolio

Balanced Portfolio

	Investment Grade Segment (13.3%)	Shares/ $ Par	Value $ (000’s)
	Telecommunications continued
	Telecom Italia Capital SA, 6.20%, 7/18/11	1,620,000	1,438
	Verizon Communications, Inc., 5.85%, 9/15/35	1,425,000	1,418
	Verizon Communications, Inc., 6.10%, 4/15/18	2,125,000	2,117
	Verizon Communications, Inc., 8.95%, 3/1/39	400,000	517
	Vodafone Group PLC, 5.50%, 6/15/11	1,980,000	1,973

	Total		24,427

	Tobacco (0.3%)
	Altria Group, Inc., 9.70%, 11/10/18	555,000	600
	Altria Group, Inc., 9.95%, 11/10/38	680,000	740
	Philip Morris International, Inc., 5.65%, 5/16/18	735,000	729
	Philip Morris International, Inc., 6.375%, 5/16/38	735,000	764
	Reynolds American, Inc., 6.75%, 6/15/17	215,000	171
	Reynolds American, Inc., 7.25%, 6/15/37	215,000	145
	Reynolds American, Inc., 7.625%, 6/1/16	2,175,000	1,811

	Total		4,960

	Vehicle Parts (0.1%)
	Johnson Controls, Inc., 5.25%, 1/15/11	1,390,000	1,277
	Johnson Controls, Inc., 5.50%, 1/15/16	845,000	655
	Johnson Controls, Inc., 6.00%, 1/15/36	520,000	329

	Total		2,261

	Yankee Sovereign (0.1%)
	Mexico Government International Bond, 5.625%, 1/15/17	2,050,000	2,050
	Mexico Government International Bond, 6.05%, 1/11/40	490,000	475

	Total		2,525

	Total Investment Grade Segment (Cost: $298,720)		264,573

	Governments (5.0%)
	Governments (5.0%)
	Federal Home Loan Mortgage Corp., 4.875%, 6/13/18	27,553,000	31,667
	Israel Government AID Bond, 0.00%, 11/15/22	11,600,000	7,045
	Israel Government AID Bond, 0.00%, 11/15/23	11,500,000	6,656
	Israel Government AID Bond, 5.50%, 4/26/24	9,840,000	12,223
(n)	Overseas Private Investment, 4.10%, 11/15/14	2,604,160	2,570
(e)	Tennesse Valley Authority Stripped, 0.00%, 4/15/42	6,100,000	5,368
	US Department of Housing and Urban Development, 6.17%, 8/1/14	14,981,000	16,502
(g)	US Treasury, 2.00%, 11/30/13	1,000,000	1,026
	US Treasury, 3.75%, 11/15/18	85,000	96
(g)	US Treasury, 4.375%, 2/15/38	4,370,000	5,853
	US Treasury Inflation Index Bond, 2.00%, 4/15/12	5,928,549	5,781

Governments (5.0%)	Shares/ $ Par	Value $ (000’s)
Governments continued
US Treasury Inflation Index Bond, 2.625%, 7/15/17	5,522,320	5,659

Total Governments (Cost: $87,174)		100,446

Municipal Bonds (0.1%)
Municipal Bonds (0.1%)
Indiana Finance Authority Environmental Facillities, Series 2006A, 4.47%, 9/1/41 RB, AMBAC	2,835,000	2,835
Total Municipal Bonds (Cost: $2,835)		2,835

Structured Products (24.3%)
Structured Products (24.3%)
AEP Texas Central Transition Funding LLC, Series 2006-A, Class A5, 5.306%, 7/1/21	22,665,000	20,240
Asset Securitization Corp., Series 1997-D5, Class PS1, 1.418%, 2/14/43 IO	51,118,153	1,432
Banc of America Alternative Loan Trust, Series 2006-3, Class 1CB1, 6.00%, 4/25/36	1,891,437	907
Banc of America Alternative Loan Trust, Series 2006-4, Class 4CB1, 6.50%, 5/25/46	2,250,904	1,099
Banc of America Commercial Mortgage, Inc., Series 2007-3, Class A4, 5.658%, 6/10/49	2,907,000	2,126
Banc of America Commercial Mortgage, Inc., Series 2007-2, Class A4, 5.688%, 4/10/49	11,274,000	8,565
Banc of America Funding Corp., Series 2007-1, Class TA1A, 0.531%, 1/25/37	2,564,839	1,216
Banc of America Funding Corp., Series 2007-4, Class TA1A, 0.561%, 5/25/37	3,495,777	3,037
Banc of America Mortgage Securities, Inc., Series 2004-G, Class 2A6, 4.648%, 8/25/34	5,332,000	5,122
CenterPoint Energy Transition Bond Co. LLC, 5.17%, 8/1/19	2,580,000	2,603
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A4, 5.70%, 12/10/49	6,462,000	4,871
Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM2, Class 2CB1, 5.50%, 8/25/34	852,820	746
Citigroup Mortgage Loan Trust, Inc., Series 2005-1, Class 3A1, 6.50%, 4/25/35	1,325,933	1,271
Countrywide Alternative Loan Trust, Series 2003-J1, Class 1A8, 5.25%, 10/25/33	1,070,235	855

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio	157

Balanced Portfolio

	Structured Products (24.3%)	Shares/ $ Par	Value $ (000’s)
	Structured Products continued
	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-31, Class 2A1, 5.471%, 1/25/36	1,365,688	980
	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-7, Class 6A1, 5.50%, 8/25/20	2,413,577	2,235
(n)	Credit Suisse Mortgage Capital Certificates, Series 2007-5, Class 3A9, 6.00%, 8/25/37	2,074,558	1,411
(n)	Credit Suisse Mortgage Capital Certificates, Series 2007-5, Class 3A19, 6.00%, 8/25/37	2,783,252	2,033
(n)	Criimi Mae Commercial Mortgage Trust, Series 1998-C1, Class B, 7.00%, 6/2/33 144A	2,978,778	2,979
	DLJ Commercial Mortgage Corp., Series 1998-CF1, Class S, 0.728%, 2/18/31 IO	31,358,421	714
	DLJ Mortgage Acceptance Corp., Series 1997-CF2, Class S, 0.62%, 10/15/30 IO 144A	1,474,252	29
	Federal Home Loan Mortgage Corp., 4.00%, 10/1/20	1,924,267	1,945
	Federal Home Loan Mortgage Corp., 4.50%, 5/1/19	2,329,677	2,391
	Federal Home Loan Mortgage Corp., Series 3065, Class TN, 4.50%, 10/15/33	1,907,273	1,945
	Federal Home Loan Mortgage Corp., Series 3248, Class LN, 4.50%, 7/15/35	13,744,894	14,028
	Federal Home Loan Mortgage Corp., 5.00%, 10/1/19	1,405,620	1,448
	Federal Home Loan Mortgage Corp., 5.00%, 2/1/20	652,621	671
	Federal Home Loan Mortgage Corp., 5.00%, 5/1/20	2,554,815	2,630
	Federal Home Loan Mortgage Corp., 5.00%, 11/1/35	17,789,184	18,204
	Federal Home Loan Mortgage Corp., 5.00%, 12/1/35	17,723,182	18,137
	Federal Home Loan Mortgage Corp., 5.00%, 6/1/38	16,453,282	16,832
	Federal Home Loan Mortgage Corp., 5.50%, 9/1/19	934,307	965
	Federal Home Loan Mortgage Corp., 5.50%, 11/1/19	1,842,662	1,903
	Federal Home Loan Mortgage Corp., 5.50%, 12/1/19	345,026	356
	Federal Home Loan Mortgage Corp., 5.50%, 3/1/20	2,499,319	2,580
	Federal Home Loan Mortgage Corp., 5.50%, 6/1/35	3,834,667	3,930

Structured Products (24.3%)	Shares/ $ Par	Value $ (000’s)
Structured Products continued
Federal Home Loan Mortgage Corp., Series K001, Class A2, 5.651%, 4/25/16	7,523,644	7,846
Federal Home Loan Mortgage Corp., Series 2840, Class LK, 6.00%, 11/15/17	3,159,644	3,271
Federal Home Loan Mortgage Corp., Series 2439, Class LH, 6.00%, 4/15/32	2,125,000	2,189
Federal Home Loan Mortgage Corp., 6.00%, 10/1/37	19,549,969	20,161
Federal Home Loan Mortgage Corp., 6.50%, 4/1/11	278,865	290
Federal National Mortgage Association, 4.00%, 6/1/19	1,250,703	1,271
Federal National Mortgage Association, 4.50%, 6/1/19	8,923,333	9,156
Federal National Mortgage Association, 4.50%, 12/1/19	1,058,174	1,086
Federal National Mortgage Association, 5.00%, 3/1/20	3,155,731	3,250
Federal National Mortgage Association, 5.00%, 4/1/20	1,246,073	1,282
Federal National Mortgage Association, 5.00%, 5/1/20	4,829,454	4,971
Federal National Mortgage Association, 5.00%, 4/1/35	3,627,053	3,708
Federal National Mortgage Association, 5.00%, 7/1/35	4,804,664	4,912
Federal National Mortgage Association, 5.00%, 10/1/35	1,924,575	1,968
Federal National Mortgage Association, 5.32%, 4/1/14	2,634,229	2,738
Federal National Mortgage Association, 5.38%, 1/1/17	2,848,000	2,939
Federal National Mortgage Association, 5.50%, 4/1/21	2,198,051	2,268
Federal National Mortgage Association, 5.50%, 9/1/34	994,457	1,021
Federal National Mortgage Association, 5.50%, 3/1/35	8,349,754	8,569
Federal National Mortgage Association, 5.50%, 7/1/35	1,808,710	1,856
Federal National Mortgage Association, 5.50%, 8/1/35	3,191,816	3,276
Federal National Mortgage Association, 5.50%, 9/1/35	18,154,161	18,631
Federal National Mortgage Association, 5.50%, 10/1/35	8,367,936	8,588
Federal National Mortgage Association, 5.50%, 11/1/35	19,635,363	20,152
Federal National Mortgage Association, 5.50%, 2/1/38	36,345,063	37,296
Federal National Mortgage Association, 6.00%, 5/1/35	403,122	416

The Accompanying Notes are an Integral Part of the Financial Statements.

158	Balanced Portfolio

Balanced Portfolio

	Structured Products (24.3%)	Shares/ $ Par	Value $ (000’s)
	Structured Products continued
	Federal National Mortgage Association, 6.00%, 6/1/35	1,087,653	1,121
	Federal National Mortgage Association, 6.00%, 7/1/35	6,826,762	7,038
	Federal National Mortgage Association, 6.00%, 10/1/35	1,625,650	1,676
	Federal National Mortgage Association, 6.00%, 11/1/35	7,408,981	7,637
	Federal National Mortgage Association, 6.00%, 9/1/36	3,636,408	3,748
	Federal National Mortgage Association, 6.00%, 1/1/38	6,664,892	6,868
	Federal National Mortgage Association, 6.00%, 3/1/38	1,721,635	1,774
	Federal National Mortgage Association, 6.00%, 6/1/38	10,384,699	10,702
	Federal National Mortgage Association, Series 2002-W4, Class A4, 6.25%, 5/25/42	6,527,883	6,681
	Federal National Mortgage Association, 6.50%, 9/1/37	7,702,846	8,009
	Federal National Mortgage Association, 6.50%, 9/1/38	15,937,080	16,570
	Federal National Mortgage Association, Series 1989-20, Class A, 6.75%, 4/25/18	1,937,101	2,029
	Federal National Mortgage Association Aces, Series 2006-M1, Class C, 5.355%, 2/25/16	10,762,000	11,180
(n)	Final Maturity Amortizing Notes, Series 2004-1, Class 1, 4.45%, 8/25/12	7,446,995	7,492
	First Horizon Alternative Mortgage Securities, Series 2004-FA1, Class 1A1, 6.25%, 10/25/34	3,516,053	2,983
	First Union National Bank Commercial Mortgage Trust, Series 1999-C4, Class E, 7.939%, 12/15/31 144A	3,100,000	2,928
	Government National Mortgage Association, 5.00%, 7/15/33	1,954,109	2,012
	Government National Mortgage Association, 5.50%, 1/15/32	172,050	178
	Government National Mortgage Association, 5.50%, 2/15/32	1,907,430	1,972
	Government National Mortgage Association, 5.50%, 9/15/32	56,373	58
	Greenwich Capital Commerical Funding Corp., Series 2006-FL4A, Class A1, 1.98%, 11/5/21 144A	733,206	542
	Louisiana Public Facilities Authority, Series 2008, 6.65%, 8/1/20 RB	2,250,000	2,208

	Structured Products (24.3%)	Shares/ $ Par	Value $ (000’s)
	Structured Products continued
	Massachusetts RRB Special Purpose Trust, Series 2001-1, Class A, 6.53%, 6/1/15	1,470,609	1,516
	MASTR Asset Securitization Trust, Series 2003-12, Class 1A1, 5.25%, 12/25/24	1,126,860	1,087
	Merrill Lynch Alternative Note Asset, Series 2007-A1, Class A2A, 0.541%, 1/25/37	3,504,766	1,828
	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-7, Class A4, 5.749%, 6/12/50	2,817,000	2,000
	Nissan Auto Receivables Owner Trust, Series 2006-A, Class A3, 4.74%, 9/15/09	888,267	888
	Nordstrom Private Label Credit Card Master Note Trust, Series 2007-1A, Class A, 4.92%, 5/15/13 144A	7,031,000	6,710
(n)	RMF Commercial Mortgage Pass-Through Certificates, Series 1997-1, Class F, 7.471%, 1/15/19 144A	538,446	431
	TBW Mortgage Backed Pass Through Certificates, Series 2007-1, Class A1, 0.561%, 3/25/37	2,839,957	2,501
	Thornburg Mortgage Securities Trust, Series 2006-5, Class A1, 0.591%, 9/25/46	3,309,461	2,742
	Thornburg Mortgage Securities Trust, Series 2006-1, Class A3, 0.641%, 1/25/46	8,382,697	8,351
	Thornburg Mortgage Securities Trust, Series 2007-1, Class A1, 1.505%, 3/25/37	2,441,040	2,016
	Thornburg Mortgage Securities Trust, Series 2007-2, Class A3A, 1.525%, 6/25/37	3,908,786	3,259
	Washington Mutual Alternative Mortgage Pass-Through Certficates, Series 2006-6, Class 4A, 6.708%, 11/25/34	1,510,578	1,297
	Washington Mutual Commercial Mortgage Securities Trust, Series 2003-C1A, Class A, 3.83%, 1/25/35 144A	2,124,742	2,015
	Wells Fargo Mortgage Backed Securities, Series 2006-2, Class 1A1, 5.00%, 3/25/36	2,413,789	1,861
	Wells Fargo Mortgage Backed Securities Trust, Series 2004-N, Class A6, 4.00%, 8/25/34	8,006,000	7,648
	Wells Fargo Mortgage Backed Securities Trust, Series 2005-1, Class 2A1, 5.00%, 1/25/20	1,271,076	1,235
	Wells Fargo Mortgage Backed Securities Trust, Series 2005-7, Class A1, 5.25%, 9/25/35	4,569,553	3,907

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio	159

Balanced Portfolio

	Structured Products (24.3%)	Shares/ $ Par	Value $ (000’s)
	Structured Products continued
	Wells Fargo Mortgage Backed Securities Trust, Series 2005-11, Class 1A1, 5.50%, 11/25/35	4,212,115	3,580
	Total Structured Products (Cost: $493,560)		485,825

	Below Investment Grade Segment (5.7%)
	Aerospace/Defense (0.4%)
	BE Aerospace, Inc., 8.50%, 7/1/18	381,000	343
	Bombardier, Inc., 8.00%, 11/15/14 144A	150,000	132
	DRS Technologies, Inc., 7.625%, 2/1/18	500,000	500
(c)	Hawker Beechcraft Acquisition Co. LLC/Hawker Beechcraft Notes Co., 8.875%, 4/1/15	390,000	133
	Hawker Beechcraft Acquisition Co. LLC/Hawker Beechcraft Notes Co., 9.75%, 4/1/17	465,000	125
	L-3 Communications Corp., 6.375%, 10/15/15	5,735,000	5,362
	L-3 Communications Corp., 7.625%, 6/15/12	850,000	831

	Total		7,426

	Autos/Vehicle Parts (0.1%)
	American Axle & Manufacturing, Inc., 7.875%, 3/1/17	588,000	182
	Ford Motor Co., 7.45%, 7/16/31	1,155,000	323
	Ford Motor Credit Co. LLC, 8.00%, 12/15/16	320,000	209
	Ford Motor Credit Co. LLC, 9.875%, 8/10/11	2,000,000	1,476
	General Motors Corp., 7.20%, 1/15/11	405,000	85
	General Motors Corp., 8.375%, 7/15/33	1,080,000	189
	Lear Corp., 5.75%, 8/1/14	385,000	143
	Lear Corp., 8.75%, 12/1/16	615,000	178
	Visteon Corp., 8.25%, 8/1/10	516,000	160
	Visteon Corp., 12.25%, 12/31/16 144A	543,000	130

	Total		3,075

	Basic Materials (0.4%)
	Ball Corp., 6.625%, 3/15/18	395,000	353
	Berry Plastics Holding Corp., 8.875%, 9/15/14	450,000	196
	Cascades, Inc., 7.25%, 2/15/13	350,000	178
	Crown Americas LLC/Crown Americas Capital Corp., 7.625%, 11/15/13	310,000	307
	FMG Finance Property, Ltd., 10.625%, 9/1/16 144A	1,200,000	696
	Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/17	1,955,000	1,603
	Georgia-Pacific LLC, 7.00%, 1/15/15 144A	1,250,000	1,062
	Georgia-Pacific LLC, 7.125%, 1/15/17 144A	370,000	311
	Graphic Packaging International, Inc., 9.50%, 8/15/13	600,000	414
	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 9.75%, 11/15/14	1,250,000	356
	Huntsman International LLC, 7.375%, 1/1/15	405,000	213
	Momentive Performance Materials, Inc., 9.75%, 12/1/14	305,000	130
	The Mosaic Co., 7.625%, 12/1/16 144A	285,000	228

Below Investment Grade Segment (5.7%)	Shares/ $ Par	Value $ (000’s)
Basic Materials continued
NewPage Corp., 10.00%, 5/1/12	405,000	178
Novelis, Inc., 7.25%, 2/15/15	784,000	455
Peabody Energy Corp., 7.375%, 11/1/16	330,000	310
Peabody Energy Corp., 7.875%, 11/1/26	670,000	553
Texas Industries, Inc., 7.25%, 7/15/13 144A	255,000	197

Total		7,740

Capital Goods (0.1%)
Case New Holland, Inc., 7.125%, 3/1/14	680,000	483
RSC Equipment Rental, Inc., 9.50%, 12/1/14	345,000	190
SPX Corp., 7.625%, 12/15/14 144A	510,000	443
Terex Corp., 8.00%, 11/15/17	675,000	574
United Rentals North America, Inc., 6.50%, 2/15/12	270,000	213

Total		1,903

Consumer Products/Retailing (0.1%)
Education Management LLC/Education Management Finance Corp., 10.25%, 6/1/16	1,185,000	859
Levi Strauss & Co., 8.875%, 4/1/16	850,000	578
The Neiman Marcus Group, Inc., 10.375%, 10/15/15	395,000	170
New Albertson’s, Inc., 7.25%, 5/1/13	485,000	410
Rite Aid Corp., 9.375%, 12/15/15	325,000	114
Rite Aid Corp., 10.375%, 7/15/16	255,000	187

Total		2,318

Energy (0.9%)
Basic Energy Services, Inc., 7.125%, 4/15/16	825,000	470
Chaparral Energy, Inc., 8.875%, 2/1/17	800,000	160
Chesapeake Energy Corp., 6.625%, 1/15/16	1,000,000	790
Chesapeake Energy Corp., 7.25%, 12/15/18	420,000	328
Chesapeake Energy Corp., 7.625%, 7/15/13	170,000	146
Cimarex Energy Co., 7.125%, 5/1/17	585,000	456
Complete Production Services, Inc., 8.00%, 12/15/16	500,000	315
Connacher Oil and Gas, Ltd., 10.25%, 12/15/15 144A	450,000	180
El Paso Corp., 7.00%, 6/15/17	1,110,000	869
El Paso Corp., 7.25%, 6/1/18	640,000	508
El Paso Corp., 7.75%, 1/15/32	670,000	435
Forest Oil Corp., 7.25%, 6/15/19 144A	250,000	183
Forest Oil Corp., 7.25%, 6/15/19	390,000	285
Helix Energy Solutions Group, Inc., 9.50%, 1/15/16 144A	680,000	360
Key Energy Services, Inc., 8.375%, 12/1/14	675,000	446
Kinder Morgan Finance Co. ULC, 5.35%, 1/5/11	3,030,000	2,704
Linn Energy LLC, 9.875%, 7/1/18 144A	380,000	222
Mariner Energy, Inc., 8.00%, 5/15/17	548,000	285
Newfield Exploration Co., 6.625%, 4/15/16	850,000	676
Newfield Exploration Co., 7.125%, 5/15/18	315,000	249
OPTI Canada, Inc., 8.25%, 12/15/14	395,000	213
Petrohawk Energy Corp., 7.875%, 6/1/15 144A	520,000	385
Petrohawk Energy Corp., 9.125%, 7/15/13	1,150,000	931
Petroplus Finance, Ltd., 6.75%, 5/1/14 144A	420,000	267
Petroplus Finance, Ltd., 7.00%, 5/1/17 144A	350,000	213
Plains Exploration & Production Co., 7.625%, 6/1/18	260,000	178

The Accompanying Notes are an Integral Part of the Financial Statements.

160	Balanced Portfolio

Balanced Portfolio

Below Investment Grade Segment (5.7%)	Shares/ $ Par	Value $ (000’s)
Energy continued
Plains Exploration & Production Co., 7.75%, 6/15/15	550,000	415
Range Resources Corp., 6.375%, 3/15/15	750,000	607
Range Resources Corp., 7.25%, 5/1/18	85,000	71
SandRidge Energy, Inc., 8.00%, 6/1/18 144A	260,000	144
Sonat, Inc., 7.625%, 7/15/11	190,000	173
Southwestern Energy Co., 7.50%, 2/1/18 144A	490,000	429
Targa Resources Partners LP, 8.25%, 7/1/16 144A	305,000	189
Tesoro Corp., 6.25%, 11/1/12	2,340,000	1,615
Tesoro Corp., 6.625%, 11/1/15	660,000	383
W&T Offshore, Inc., 8.25%, 6/15/14 144A	620,000	335
Whiting Petroleum Corp., 7.25%, 5/1/13	850,000	604

Total		17,219

Financials (0.2%)
E*TRADE Financial Corp., 7.375%, 9/15/13	35,000	13
E*TRADE Financial Corp., 7.875%, 12/1/15	755,000	272
E*TRADE Financial Corp., 8.00%, 6/15/11	775,000	353
General Motors Acceptance Corp. LLC, 7.25%, 3/2/11	1,415,000	1,202
General Motors Acceptance Corp. LLC, 7.75%, 1/19/10	330,000	294
General Motors Acceptance Corp. LLC, 8.00%, 11/1/31 144A	859,000	511
International Lease Finance Corp., 5.875%, 5/1/13	215,000	143
Nuveen Investments, Inc., 10.50%, 11/15/15 144A	500,000	111
Wells Fargo Capital XV, 9.75%, 12/29/49	820,000	828

Total		3,727

Foods (0.3%)
Constellation Brands, Inc., 7.25%, 9/1/16	2,265,000	2,141
Constellation Brands, Inc., 7.25%, 5/15/17	575,000	543
Constellation Brands, Inc., 8.375%, 12/15/14	285,000	271
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 9.25%, 4/1/15	450,000	290
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 10.625%, 4/1/17	950,000	513
Smithfield Foods, Inc., 7.75%, 5/15/13	1,875,000	1,205
Smithfield Foods, Inc., 7.75%, 7/1/17	455,000	259

Total		5,222

Gaming/Lodging/Leisure (0.5%)
AMC Entertainment, Inc., 11.00%, 2/1/16	175,000	122
Caesars Entertainment, Inc., 7.875%, 3/15/10	435,000	287
Caesars Entertainment, Inc., 8.125%, 5/15/11	1,250,000	612
Felcor Lodging LP, 8.50%, 6/1/11	750,000	555
Harrah’s Operating Co., Inc., 5.50%, 7/1/10	415,000	264
Harrah’s Operating Co., Inc., 10.75%, 2/1/16 144A	1,495,000	426
Host Hotels & Resorts LP, 7.125%, 11/1/13	1,000,000	805
Las Vegas Sands Corp., 6.375%, 2/15/15	1,090,000	632
Mashantucket Western Pequot Tribe, 8.50%, 11/15/15 144A	840,000	330
MGM MIRAGE, 7.50%, 6/1/16	1,100,000	697

	Below Investment Grade Segment (5.7%)	Shares/ $ Par	Value $ (000’s)
	Gaming/Lodging/Leisure continued
	MGM MIRAGE, Inc., 6.75%, 9/1/12	1,230,000	861
	MGM MIRAGE, Inc., 8.375%, 2/1/11	620,000	369
	Mohegan Tribal Gaming Authority, 6.875%, 2/15/15	675,000	341
	Mohegan Tribal Gaming Authority, 8.00%, 4/1/12	210,000	128
	Royal Caribbean Cruises, Ltd., 7.00%, 6/15/13	1,555,000	886
	Station Casinos, Inc., 6.00%, 4/1/12	875,000	175
	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 6.625%, 12/1/14	4,295,000	3,243

	Total		10,733

	Health Care/Pharmaceuticals (0.4%)
(c)	Biomet, Inc., 10.375%, 10/15/17	1,195,000	944
	CHS/Community Health Systems, Inc., 8.875%, 7/15/15	1,530,000	1,408
	DaVita, Inc., 7.25%, 3/15/15	590,000	560
	FMC Finance III SA, 6.875%, 7/15/17	760,000	711
	HCA, Inc., 6.75%, 7/15/13	650,000	409
	HCA, Inc., 9.25%, 11/15/16	2,250,000	2,064
(c)	HCA, Inc., 9.625%, 11/15/16	900,000	702
	Health Management Associates, Inc., 6.125%, 4/15/16	590,000	366
	Service Corp. International, 6.75%, 4/1/15	600,000	474
	Tenet Healthcare Corp., 7.375%, 2/1/13	550,000	392
	Tenet Healthcare Corp., 9.875%, 7/1/14	590,000	475
	Ventas Realty LP/Ventas Capital Corp., 6.50%, 6/1/16	405,000	297

	Total		8,802

	Media (0.5%)
	CCH I Holdings LLC/CCH I Holdings Capital Corp., 11.00%, 10/1/15	2,235,000	346
	CCH I Holdings LLC/CCH I Holdings Capital Corp., 11.75%, 5/15/14	555,000	29
	CCH II LLC/CCH II Capital Corp., 10.25%, 9/15/10	720,000	317
	CSC Holdings, Inc., 7.625%, 4/1/11	2,250,000	2,121
	CSC Holdings, Inc., 7.875%, 2/15/18	1,005,000	789
	Dex Media, Inc., 8.00%, 11/15/13	805,000	149
	DirecTV Holdings LLC/DirecTV Financing Co., 7.625%, 5/15/16	1,120,000	1,086
	EchoStar DBS Corp., 7.00%, 10/1/13	435,000	377
	EchoStar DBS Corp., 7.125%, 2/1/16	775,000	647
	EchoStar DBS Corp., 7.75%, 5/31/15	785,000	667
	Kabel Deutschland GmbH, 10.625%, 7/1/14	215,000	191
	Lamar Media Corp., 6.625%, 8/15/15	1,140,000	823
	LIN Television Corp., 6.50%, 5/15/13	425,000	202
	Mediacom Broadband LLC/Mediacom Broadband Corp., 8.50%, 10/15/15	600,000	391
	Quebecor Media, Inc., 7.75%, 3/15/16	660,000	446
	R.H. Donnelley Corp., 6.875%, 1/15/13	880,000	119
	R.H. Donnelley Corp., 8.875%, 10/15/17	220,000	33
(c)	Univision Communications, Inc., 9.75%, 3/15/15 144A	710,000	89
	Videotron Ltee, 6.875%, 1/15/14	491,000	435
	Videotron Ltee, 9.125%, 4/15/18 144A	110,000	102

	Total		9,359

	Real Estate (0.0%)
	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 7.125%, 2/15/13	500,000	345

	Total		345

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio	161

Balanced Portfolio

	Below Investment Grade Segment (5.7%)	Shares/ $ Par	Value $ (000’s)
	Services (0.1%)
	Allied Waste North America, Inc., 6.125%, 2/15/14	305,000	276
	Allied Waste North America, Inc., 7.25%, 3/15/15	1,000,000	930
	Crum & Forster Holdings Corp., 7.75%, 5/1/17	562,000	396

	Total		1,602

	Structured Products (0.4%)
	CDX North America High Yield, 8.875%, 6/29/13 144A	10,000,000	9,000

	Total		9,000

	Technology (0.2%)
	Expedia, Inc., 8.50%, 7/1/16 144A	50,000	37
	First Data Corp., 9.875%, 9/24/15	775,000	469
	Flextronics International, Ltd., 6.50%, 5/15/13	750,000	593
	Freescale Semiconductor, Inc., 8.875%, 12/15/14	650,000	286
(c)	Freescale Semiconductor, Inc., 9.125%, 12/15/14	900,000	207
	Iron Mountain, Inc., 7.75%, 1/15/15	470,000	422
	Iron Mountain, Inc., 8.00%, 6/15/20	775,000	622
	Nortel Networks, Ltd., 10.75%, 7/15/16 144A	590,000	156
	Sabre Holdings Corp., 8.35%, 3/15/16	500,000	111
	STATS ChipPAC, Ltd., 7.50%, 7/19/10	360,000	296
	Sungard Data Systems, Inc., 10.625%, 5/15/15 144A	425,000	363
	Unisys Corp., 8.00%, 10/15/12	450,000	126

	Total		3,688

	Telecommunications (0.4%)
(c)	ALLTEL Communications LLC, 10.375%, 12/1/17 144A	680,000	762
	American Tower Corp., 7.00%, 10/15/17 144A	500,000	445
	Cricket Communications, Inc., 10.00%, 7/15/15 144A	255,000	233
	Frontier Communications Corp., 9.00%, 8/15/31	1,480,000	932
	Frontier Communications Corp., 9.25%, 5/15/11	1,370,000	1,302
	Intelsat Corp., 9.25%, 8/15/14 144A	400,000	372
	Intelsat Jackson Holdings, Ltd., 11.25%, 6/15/16	395,000	359
	Intelsat, Ltd., 7.625%, 4/15/12	400,000	268
	Qwest Corp., 6.50%, 6/1/17	750,000	555
	Qwest Corp., 7.625%, 6/15/15	415,000	340
	Sprint Nextel Corp., 6.00%, 12/1/16	950,000	670
	Windstream Corp., 7.00%, 3/15/19	500,000	385
	Windstream Corp., 8.625%, 8/1/16	865,000	766

	Total		7,389

	Transportation (0.1%)
	American Railcar Industries, Inc., 7.50%, 3/1/14	235,000	155
	Kansas City Southern de Mexico SAB de CV, 7.375%, 6/1/14	1,500,000	1,228
	Stena AB, 7.50%, 11/1/13	200,000	132

	Total		1,515

	Below Investment Grade Segment (5.7%)	Shares/ $ Par	Value $ (000’s)
	Utilities (0.6%)
	The AES Corp., 7.75%, 10/15/15	795,000	668
	The AES Corp., 8.00%, 10/15/17	500,000	410
	The AES Corp., 8.00%, 6/1/20 144A	405,000	314
	Aquila, Inc., 11.875%, 7/1/12	405,000	409
	Dynegy Holdings, Inc., 7.50%, 6/1/15	730,000	511
	Dynegy Holdings, Inc., 7.75%, 6/1/19	485,000	335
	Dynegy Holdings, Inc., 8.375%, 5/1/16	1,075,000	763
	Edison Mission Energy, 7.00%, 5/15/17	1,050,000	913
	Edison Mission Energy, 7.20%, 5/15/19	1,225,000	1,005
	Elwood Energy LLC, 8.159%, 7/5/26	543,608	369
	Energy Future Holdings Corp., 10.875%, 11/1/17 144A	670,000	476
	Indiantown Cogeneration LP, 9.77%, 12/15/20	1,280,000	1,014
	Mirant Americas Generation LLC, 8.50%, 10/1/21	1,215,000	923
	NRG Energy, Inc., 7.25%, 2/1/14	500,000	467
	NRG Energy, Inc., 7.375%, 2/1/16	130,000	121
	NRG Energy, Inc., 7.375%, 1/15/17	490,000	451
	Reliant Energy, Inc., 7.625%, 6/15/14	1,015,000	842
	Texas Competitive Electric Holdings Co. LLC, 10.50%, 11/1/15 144A	2,660,000	1,889

	Total		11,880

	Total Below Investment Grade Segment (Cost: $153,575)		112,943

	Preferred Stocks (0.0%)
	Financials (0.0%)
(n)*	Preferred Blocker, Inc., 9.00%, 12/31/49 144A	500	125

	Total		125

	Total Preferred Stocks (Cost: $125)		125

	Short-Term Investments (15.7%)
	Aircraft (2.0%)
(b)	Kitty Hawk Funding Corp., 0.28%, 1/20/09	10,000,000	9,999
(b)	Kitty Hawk Funding Corp., 0.40%, 1/26/09	10,000,000	9,997
(b)	Textron, Inc., 6.25%, 1/5/09	10,000,000	9,993
(b)	Textron, Inc., 6.25%, 1/6/09	10,000,000	9,991

	Total		39,980

	Autos (1.5%)
(b)	American Honda Finance Corp., 2.319%, 8/26/09 144A	3,200,000	3,178
(b)	American Honda Finance Corp., 2.989%, 5/5/09 144A	2,370,000	2,363
(b)	American Honda Finance Corp., 4.389%, 1/8/09 144A	3,600,000	3,601

The Accompanying Notes are an Integral Part of the Financial Statements.

162	Balanced Portfolio

Balanced Portfolio

	Short-Term Investments (15.7%)	Shares/ $ Par	Value $ (000’s)
	Autos continued
(b)	Toyota Motor Credit Corp., 1.15%, 1/14/09	20,000,000	19,992

	Total		29,134

	Commercial Banks Non-US (0.6%)
(b)	Bank of Scotland PLC, 1.868%, 10/9/09 144A	3,000,000	2,994
(b)	Barclays US Funding Corp., 1.79%, 1/12/09	10,000,000	9,995

	Total		12,989

	Electric Utilities (0.5%)
(b)	Duke Energy Corp., 4.00%, 1/6/09	10,000,000	9,994

	Total		9,994

	Federal Government & Agencies (1.4%)
(b)	Federal Home Loan Bank, 0.65%, 3/13/09	7,300,000	7,299
(b)	Federal National Mortgage Association, 0.20%, 3/30/09	21,500,000	21,498

	Total		28,797

	Finance Lessors (0.7%)
(b)	International Lease Finance Corp., 3.50%, 4/1/09	3,530,000	3,352
(b)	Thunder Bay Funding LLC, 0.60%, 1/15/09	10,000,000	9,998

	Total		13,350

	Finance Services (4.0%)
(b)	Alpine Securitization Corp., 1.35%, 1/7/09	10,000,000	9,998
(b)	Alpine Securitization Corp., 1.35%, 1/9/09	10,000,000	9,997
(b)	Atlantic Asset Securitization LLC, 0.65%, 1/12/09	10,000,000	9,998
(b)	Barton Capital LLC, 1.45%, 1/2/09	10,000,000	9,999
(b)	Bryant Park Funding LLC, 0.45%, 1/15/09	10,000,000	9,998
(b)	Bryant Park Funding LLC, 1.20%, 1/5/09	10,000,000	9,999
(b)	Gemini Securitization Corp. LLC, 0.50%, 1/23/09	10,000,000	9,997
(b)	Gemini Securitization Corp. LLC, 1.45%, 1/8/09	10,000,000	9,997

	Total		79,983

	Short-Term Investments (15.7%)	Shares/ $ Par	Value $ (000’s)
	Industrial - Other (0.3%)
(b)	John Deere Capital Corp., 0.55%, 1/16/09	5,000,000	4,999

	Total		4,999

	Miscellaneous Business Credit Institutions (0.3%)
(b)	General Electric Capital Corp., 1.971%, 2/2/09	6,200,000	6,192

	Total		6,192

	Oil and Gas (1.9%)
(b)	Devon Energy Corp., 1.15%, 1/2/09	7,500,000	7,500
	Devon Energy Corp., 1.25%, 1/2/09	10,390,000	10,389
	Sempra Global, 4.50%, 1/5/09	10,000,000	9,995
	Sempra Global, 4.50%, 1/6/09	10,000,000	9,994

	Total		37,878

	Personal Credit Institutions (1.2%)
(b)	Associates Corp. of North America, 8.55%, 7/15/09	4,440,000	4,433
	HSBC Finance Corp., 0.30%, 1/6/09	9,000,000	9,000
	HSBC Finance Corp., 0.35%, 1/13/09	10,000,000	9,999

	Total		23,432

	Short Term Business Credit (1.3%)
(b)	Caterpillar Financial Services Corp., 2.259%, 3/10/09	6,320,000	6,296
	Liberty Street Funding LLC, 0.55%, 2/17/09	10,000,000	9,993
	Old Line Funding LLC, 0.35%, 1/15/09	10,000,000	9,999

	Total		26,288

	Total Short-Term Investments (Cost: $313,340)		313,016

	Total Investments (99.0%) (Cost: $2,287,487)(a)		1,974,574

	Other Assets, Less Liabilities (1.0%)		20,127

	Net Assets (100.0%)		1,994,701

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008 the value of these securities (in thousands) was $62,599 representing 3.14% of the net assets.

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio	163

Balanced Portfolio

IO—Interest Only Security

RB—Revenue Bond

AMBAC — American Municipal Bond Assurance Corp.

(a)	At December 31, 2008 the aggregate cost of securities for federal tax purposes (in thousands) was $2,298,705 and the net unrealized depreciation of investments based on that cost was $324,131 which is comprised of $74,293 aggregate gross unrealized appreciation and $398,424 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
Midcap 400 Index Futures (Long) (Total Notional Value at December 31, 2008, $7,597)	29	3/09	$193
Russell 2000 Mini Index Future (Long) (Total Notional Value at December 31, 2008, $21,098)	440	3/09	807
S&P 500 Index Futures (Long) (Total Notional Value at December 31, 2008, $190,288)	834	3/09	(2,621)
US Five Year Note Commodity (Long) (Total Notional Value at December 31, 2008, $38,338)	330	3/09	949
US Long Bond (CBT) Commodity (Short) (Total Notional Value at December 31, 2008, $28,367)	207	3/09	(210)
US Ten Year Treasury Note (Short) (Total Notional Value at December 31, 2008, $102,867)	865	3/09	(5,909)
US Two Year Treasury Note (Long) (Total Notional Value at December 31, 2008, $66,043)	307	3/09	901

(c)	PIK - Payment In Kind

(d)	Defaulted Security

(e)	Step bond security that presently receives no coupon payments. At the predetermined date the stated coupon rate becomes effective.

(g)	All or portion of the securities have been loaned. See Note 2M in the Notes to Financial Statements.

(j)	Swap agreements outstanding on December 31, 2008

Total Return Swaps

CounterParty	Reference	Payment Made by the Fund	Payment Received by the Fund	Expiration Date	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
Credit Suisse Securities (Europe) Ltd.	Russell Midcap Value Index	3 Month USD- LIBOR - 8 Basis Points (Bps)	Russell Midcap Value Index Total Return	5/09	65,212	$(2,455)
Credit Suisse Securities (Europe) Ltd.	Russell 2000 Growth Index	Russell 2000 Growth Index Total Return	3 Month USD- LIBOR + 125 Bps	5/09	15,195	607
Credit Suisse Securities (Europe) Ltd.	Russell 1000 Growth Index	Russell 1000 Growth Index Total Return	3 Month USD- LIBOR - 19 Bps	5/09	89,315	4,057
Credit Suisse Securities (Europe) Ltd.	Russell 2000 Value Index	3 Month USD- LIBOR - 90 Bps	Russell 2000 Value Index Total Return	5/09	16,231	(205)
Credit Suisse Securities (Europe) Ltd.	Russell Midcap Growth Index	Russell Midcap Growth Index Total Return	3 Month USD- LIBOR - 35 Bps	5/09	65,109	3,080
Credit Suisse Securities (Europe) Ltd.	Russell 1000 Value Index	3 Month USD- LIBOR + 4 Bps	Russell 1000 Value Index Total Return	5/09	87,279	(3,822)
Goldman Sachs International	Russell 1000 Value Index	3 Month USD- LIBOR + 10 Bps	Russell 1000 Value Index Total Return	5/09	67,942	(2,975)
Goldman Sachs International	Russell 1000 Growth Index	Russell 1000 Growth Index Total Return	3 Month USD- LIBOR - 13 Bps	5/09	67,093	3,048

The Accompanying Notes are an Integral Part of the Financial Statements.

164	Balanced Portfolio

Balanced Portfolio

CounterParty	Reference	Payment Made by the Fund	Payment Received by the Fund	Expiration Date	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
JPMorgan Chase	Russell 2000 Growth Biotechnology Industry Index	3 Month USD- LIBOR -120 Bps	Russell 2000 Growth Biotechnology Industry Index Total Return	12/09	700	83
JPMorgan Chase	Morgan Stanley Capital International (MSCI) Daily Net Japan	3 Month USD- LIBOR +15 Bps	MSCI Daily Net Japan Total Return	3/09	9,481	295

						$1,713

(l)	As of December 31, 2008, portfolio securities with an aggregate value of $116,838 (in thousands) were fair valued under procedures adopted by the Board of Directors.

(m)	Amount is less than one thousand.

(n)	At December 31, 2008 portfolio securities with a aggregate value of $17,362 (in thousands) were valued with reference to securities whose values are more readily available.

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio	165

Asset Allocation Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Realize as high a level of total return as is consistent with reasonable investment risk.	Actively manage the Portfolio through a flexible policy of allocating assets among stocks, bonds and cash, adjusting the mix to capitalize on changing financial markets and economic conditions	$200 million

Portfolio Overview

Mason Street Advisors acts as the investment adviser for the Asset Allocation Portfolio. The investment objective of the Portfolio is to realize as high a level of total return as is consistent with reasonable investment risk. The Portfolio will follow a flexible policy for allocating assets among equity securities, debt investments, and cash or cash equivalents. The Asset Allocation Portfolio invests in seven categories of assets: large-capitalization stocks, medium-capitalization stocks, small-capitalization stocks, foreign stocks, investment-grade bonds, below investment-grade bonds, and cash equivalents. The proportion of investments in each category is adjusted as appropriate to take advantage of market trends and opportunities, and securities within each category are actively managed by an investment professional with experience in that category. Under normal conditions, the Portfolio will typically invest between 55% and 75% of its assets in equity securities and between 25%-45% of its assets in fixed income securities. The Portfolio is managed to maintain broad diversification, while blending asset classes to attempt to achieve both capital appreciation and current income.

Market Overview

Financial markets endured a brutal 2008, which saw the failure of a number of leading financial institutions, credit markets freeze up, and the U.S. government take a series of extraordinary steps to support the economy and financial system. The crisis was a result of the ongoing sub-prime mortgage meltdown, which spread rapidly through the financial sector and into virtually every segment of global financial markets. Economic conditions deteriorated sharply over the course of the year, as unemployment jumped above 7% and the economy entered its first recession since 2002.

Against that backdrop, the S&P 500® Stock Index fell 37.00%. Equity returns were negative across all market capitalization ranges, sectors, and investment styles. Fixed income returns varied widely, with the Citigroup U.S. Broad Investment Grade Bond Index (a broad-based bond index) up 7.02%, as Treasury and government-backed mortgage debt had positive returns, while corporate bonds endured their worst year ever. What’s more, the Citigroup High-Yield Cash-Pay Index suffered its most difficult year on record, falling 24.74%. Meanwhile, cash-equivalent investments had modest returns as the Fed slashed short-term rates. For the full year, the Merrill Lynch Three-Month T-Bill Index was up 2.06%. International equities offered no relief, as the MSCI EAFE Index—a measure of large-cap stock performance in Europe, Australasia, and the Far East—tumbled 43.06%.

Portfolio Results

The Asset Allocation Portfolio returned –30.13% for the twelve months ended December 31, 2008. That compares with the –37.00% return of the broad stock market, as measured by the S&P 500® Index. At the same time, the Asset Allocation Portfolio Blended Composite Benchmark returned –28.17%. (The Portfolio’s blended benchmark weights are detailed in the “Benchmark Definitions” section of this annual report.) The Mixed-Asset Target Allocation Growth Funds peer group had an average return of –29.60%, according to Lipper Analytical Services, Inc., an independent mutual fund ranking agency.

The Portfolio’s absolute return reflected the unprecedented turmoil affecting the economy and financial markets in a year in which only cash and government-backed securities had positive returns. The Portfolio outperformed the equity-only S&P 500® Index thanks to positive performance from its cash and bond allocations. Relative to the blended benchmark, it helped to be underrepresented in equities overall, and international stocks in particular. It was also beneficial to be overweight investment grade bonds and underweight high yield. However, our stock allocation has a growth bias, which hurt in a year when value outperformed growth. Our stock selection also detracted from performance. In the fixed income slice, our sector allocation decisions among investment grade bonds hurt, as we were underrepresented in Treasuries during one of the best years for Treasuries on record.

Many of the changes we made to the Portfolio’s asset mix over the course of the year were to address imbalances created by sharp volatility in the markets. For example, stocks’ poor performance shrank the equity slice of the Portfolio, so we consistently used our cash allocation to bring equities back closer to neutral. Nevertheless, equities finished the year a little below our target allocation at 64% of assets. The fixed income allocation ended the year a little above our neutral weight at 34% of assets. Within this slice, we maintained a bias toward high quality bonds and an underweight position in high yield debt. We ended the year with cash below our target allocation at just 2% of assets, preferring to put this money to work in more attractively valued segments of the market.

166	Asset Allocation Portfolio

Asset Allocation Portfolio

Outlook

After the unprecedented events of 2008, we have a somewhat hopeful outlook for 2009—we are hoping for the reemergence of a more rational, less volatile market environment where fundamentals matter again. Unfortunately, the economic fundamentals remain challenging, and it’s difficult to see a quick rebound.

In terms of the Portfolio’s asset allocation, the extreme market conditions of the last year have created some significant disparities in valuations across and within asset classes. So, for example, at a time when cash yields are approaching zero and Treasury bond yields are at record lows, we find that stocks and credit-sensitive bonds are very attractive by comparison. As a result, we expect to underweight cash in favor of our equity and bond allocations. Within equities, we anticipate favoring growth-oriented shares, which historically have done better than value when investors desire earnings certainty. And within fixed income, we favor high quality assets trading at distressed levels, particularly those with government backing.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2008
	1 Year	5 Years	Since Inception*
Asset Allocation Portfolio	-30.13%	-0.22%	0.64%
S&P 500 Index	-37.00%	-2.19%	-2.08%
Citigroup U.S. Broad Investment Grade Index	7.02%	5.10%	5.67%
Asset Allocation Portfolio Blended Composite Benchmark	-28.17%	0.81%	1.66%
Lipper Variable Insurance Products (VIP) Mixed Asset Target Allocation Growth Funds Average	-29.60%	-0.50%	–

*Inception date of 7/31/01

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.nmfn.com.

This chart assumes an initial investment of $10,000 made on 7/31/01 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separte account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards. Small cap stocks also may carry additional risk. Smaller or newer issuers are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both volatile and more speculative. Bonds and other debt obligations are affected by changes in interest rates, inflation risk and the creditworthiness of their issuers. High yield bonds generally have greater price swings and higher default risks than investment grade bonds.

The Portfolio may use derivative instruments for hedging purposes as part of its investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Asset Allocation Portfolio	167

Asset Allocation Portfolio

Top 5 Equity Holdings 12/31/08
Security Description	% of Net Assets
Microsoft Corp.	0.8%
Celgene Corp.	0.6%
Hewlett-Packard Co.	0.6%
Wal-Mart Stores, Inc.	0.6%
Abbott Laboratories	0.5%

Top 5 Fixed Income Holdings 12/31/08
Security Description	% of Net Assets
Federal National Mortgage Association, Various	7.7%
US Treasury, Various	2.2%
Federal Home Loan Mortgage Corp., Various	1.6%
Federal Home Loan Mortgage Corp. , 4.875%, 6/13/18	1.1%
AEP Texas Central Transition Funding LLC, 5.306%, 7/01/21	0.5%

Sector Allocation 12/31/08

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

168	Asset Allocation Portfolio

Asset Allocation Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2008

	Domestic Common Stocks and Warrants (32.8%)	Shares/ $ Par	Value $ (000’s)
	Large Cap Common Stocks (20.4%)
	Consumer Discretionary (1.9%)
	Abercrombie & Fitch Co. - Class A	7,200	166
*	Amazon.com, Inc.	3,200	164
	Comcast Corp. - Class A	32,750	553
	Johnson Controls, Inc.	18,100	329
*	Kohl’s Corp.	14,300	518
	Lowe’s Companies, Inc.	15,500	334
	McDonald’s Corp.	6,600	410
	The McGraw-Hill Companies, Inc.	13,500	313
	NIKE, Inc. - Class B	9,100	464
	Omnicom Group, Inc.	11,200	301
	Target Corp.	8,800	304

	Total		3,856

	Consumer Staples (3.2%)
	Avon Products, Inc.	15,200	365
	The Coca-Cola Co.	15,400	697
	CVS Caremark Corp.	28,005	805
*	Energizer Holdings, Inc.	5,300	287
*	Hansen Natural Corp.	14,400	483
	The Kroger Co.	23,900	631
	PepsiCo, Inc.	14,100	772
	Philip Morris International, Inc.	21,000	914
	The Procter & Gamble Co.	7,200	445
	Wal-Mart Stores, Inc.	19,400	1,088

	Total		6,487

	Energy (1.7%)
	Exxon Mobil Corp.	9,200	734
	Halliburton Co.	13,100	238
	Hess Corp.	4,200	225
*	National-Oilwell Varco, Inc.	22,700	555
	Occidental Petroleum Corp.	8,200	492
	Schlumberger, Ltd.	11,800	500
*	Transocean, Ltd.	3,100	146
	XTO Energy, Inc.	11,700	413

	Total		3,303

	Financials (0.5%)
	American Express Co.	6,900	128
	CME Group, Inc.	800	166
	The Goldman Sachs Group, Inc.	2,300	194
	Prudential Financial, Inc.	5,800	176
	State Street Corp.	9,700	382

	Total		1,046

	Domestic Common Stocks and Warrants (32.8%)	Shares/ $ Par	Value $ (000’s)
	Health Care (3.6%)
	Abbott Laboratories	20,000	1,067
	Allergan, Inc.	9,300	375
	Baxter International, Inc.	16,200	868
	Bristol-Myers Squibb Co.	4,600	107
*	Celgene Corp.	20,400	1,128
*	Genentech, Inc.	6,100	506
*	Genzyme Corp.	5,100	339
*	Gilead Sciences, Inc.	15,700	803
	Johnson & Johnson	5,100	305
*	Medco Health Solutions, Inc.	19,800	830
*	St. Jude Medical, Inc.	7,900	260
*	Thermo Fisher Scientific, Inc.	6,200	211
	UnitedHealth Group, Inc.	11,300	301

	Total		7,100

	Industrials (2.0%)
	Danaher Corp.	7,800	441
	Deere & Co.	6,700	257
	FedEx Corp.	5,700	366
*	First Solar, Inc.	2,000	276
	Honeywell International, Inc.	15,900	522
	Lockheed Martin Corp.	3,200	269
	Norfolk Southern Corp.	8,900	419
	Raytheon Co.	7,100	362
	Textron, Inc.	12,900	179
	Union Pacific Corp.	9,800	468
	United Technologies Corp.	9,900	531

	Total		4,090

	Information Technology (5.7%)
	Accenture, Ltd. - Class A	14,100	462
*	Apple, Inc.	9,300	794
	Applied Materials, Inc.	12,100	123
*	Broadcom Corp. - Class A	19,800	336
*	Cisco Systems, Inc.	60,700	989
	Corning, Inc.	22,700	216
*	eBay, Inc.	17,600	246
*	Electronic Arts, Inc.	10,400	167
*	Google, Inc. - Class A	3,400	1,046
	Hewlett-Packard Co.	30,600	1,111
	Intel Corp.	62,100	910
	International Business Machines Corp.	11,800	993
	MasterCard, Inc.	600	86
*	MEMC Electronic Materials, Inc.	12,700	181
	Microsoft Corp.	80,000	1,555
*	Oracle Corp.	42,600	755
	QUALCOMM, Inc.	27,700	993
*	Research In Motion, Ltd.	4,800	195
	Visa, Inc. - Class A	3,800	199
*	Yahoo!, Inc.	9,600	117

	Total		11,474

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio	169

Asset Allocation Portfolio

	Domestic Common Stocks and Warrants (32.8%)	Shares/ $ Par	Value $ (000’s)
	Materials (0.9%)
	Ecolab, Inc.	5,800	204
	Freeport-McMoRan Copper & Gold, Inc.	6,300	154
	Monsanto Co.	10,500	739
	Praxair, Inc.	11,100	659

	Total		1,756

	Other Holdings (0.4%)
	iShares Russell 1000 Growth Index Fund	20,000	741

	Total		741

	Telecommunication Services (0.3%)
*	American Tower Corp. - Class A	13,000	381
*	NII Holdings, Inc.	12,500	227

	Total		608

	Utilities (0.2%)
	Exelon Corp.	6,100	339

	Total		339

	Total Large Cap Common Stocks		40,800

	Mid Cap Common Stocks (9.5%)
	Consumer Discretionary (1.4%)
*	Collective Brands, Inc.	33,700	395
	DeVry, Inc.	11,100	637
*	Dollar Tree, Inc.	15,500	648
*	Focus Media Holding, Ltd., ADR	13,200	120
*	GameStop Corp. - Class A	22,800	494
*	O’Reilly Automotive, Inc.	10,550	324
*	Urban Outfitters, Inc.	11,600	174

	Total		2,792

	Energy (1.0%)
*	Cameron International Corp.	24,100	494
	Diamond Offshore Drilling, Inc.	4,900	289
	Range Resources Corp.	10,100	347
*	SandRidge Energy, Inc.	8,900	55
	Smith International, Inc.	6,700	153
*	Southwestern Energy Co.	22,300	646

	Total		1,984

	Financials (0.9%)
	Assured Guaranty, Ltd.	11,500	131
*	IntercontinentalExchange, Inc.	1,815	150
*	MBIA, Inc.	18,500	75
	Northern Trust Corp.	8,200	428
	Raymond James Financial, Inc.	18,200	312
	SEI Investments Co.	11,100	174
	Synovus Financial Corp.	21,400	178
	T. Rowe Price Group, Inc.	6,500	230

	Domestic Common Stocks and Warrants (32.8%)	Shares/ $ Par	Value $ (000’s)
	Financials continued
	W.R. Berkley Corp.	5,200	161

	Total		1,839

	Health Care (1.2%)
*	Cerner Corp.	8,400	323
*	Charles River Laboratories International, Inc.	7,200	189
*	DaVita, Inc.	11,250	558
*	Express Scripts, Inc.	8,500	467
*	Immucor, Inc.	24,576	653
*	Intuitive Surgical, Inc.	1,200	152

	Total		2,342

	Industrials (2.0%)
	C.H. Robinson Worldwide, Inc.	10,650	586
*	Corrections Corp. of America	33,150	542
	Cummins, Inc.	2,600	69
	Expeditors International of Washington, Inc.	9,600	319
*	Foster Wheeler, Ltd.	13,500	316
*	FTI Consulting, Inc.	1,000	45
	Harsco Corp.	10,800	299
	J.B. Hunt Transport Services, Inc.	13,900	365
	L-3 Communications Holdings, Inc.	3,100	229
	MSC Industrial Direct Co., Inc. - Class A	4,200	155
	Ritchie Bros. Auctioneers, Inc.	13,100	281
*	Spirit AeroSystems Holdings, Inc. - Class A	38,600	392
*	Stericycle, Inc.	9,500	495

	Total		4,093

	Information Technology (2.5%)
*	Activision Blizzard, Inc.	15,142	131
*	Alliance Data Systems Corp.	11,100	516
	Amphenol Corp. - Class A	14,100	338
*	Citrix Systems, Inc.	9,100	215
*	Cognizant Technology Solutions Corp. - Class A	13,200	238
	FactSet Research Systems, Inc.	8,300	367
	Global Payments, Inc.	15,400	505
	Intersil Corp. - Class A	36,000	331
	KLA-Tencor Corp.	17,200	375
*	McAfee, Inc.	15,200	525
*	Mettler-Toledo International, Inc.	6,200	418
	Microchip Technology, Inc.	18,400	359
*	Varian Semiconductor Equipment Associates, Inc.	23,100	419
*	VeriFone Holdings, Inc.	18,200	89
	Western Union Co.	9,100	131

	Total		4,957

The Accompanying Notes are an Integral Part of the Financial Statements.

170	Asset Allocation Portfolio

Asset Allocation Portfolio

	Domestic Common Stocks and Warrants (32.8%)	Shares/ $ Par	Value $ (000’s)
	Materials (0.3%)
*	Owens-Illinois, Inc.	12,900	353
	Titanium Metals Corp.	18,100	159

	Total		512

	Utilities (0.2%)
	Equitable Resources, Inc.	11,800	396

	Total		396

	Total Mid Cap Common Stocks		18,915

	Small Cap Common Stocks (2.9%)
	Consumer Discretionary (0.4%)
(m)*	Aeropostale, Inc.	25	0
*	American Public Education, Inc.	1,700	63
	Arbitron, Inc.	50	1
*	Buffalo Wild Wings, Inc.	1,150	29
(m)*	The Cheesecake Factory, Inc.	50	0
(m)	Cracker Barrel Old Country Store, Inc.	25	0
*	Exide Technologies	125	1
*	Fossil, Inc.	50	1
*	J. Crew Group, Inc.	50	1
*	Jack in the Box, Inc.	18,500	409
*	Jos. A. Bank Clothiers, Inc.	25	1
*	Life Time Fitness, Inc.	50	1
*	LKQ Corp.	4,800	56
*	Lumber Liquidators, Inc.	2,750	29
	The Men’s Wearhouse, Inc.	50	1
*	New Oriental Education & Technology Group, Inc., ADR	1,500	82
	PetSmart, Inc.	1,850	34
	Polaris Industries, Inc.	25	1
(m)*	Retail Ventures, Inc.	175	0
	Sinclair Broadcast Group, Inc. - Class A	200	1
*	Skechers U.S.A., Inc. - Class A	50	1
	Snap-on, Inc.	550	22
	Sotheby’s	75	1
	Tempur-Pedic International, Inc.	100	1
*	True Religion Apparel, Inc.	1,700	21
(m)	Tupperware Brands Corp.	25	0
(m)*	The Warnaco Group, Inc.	25	0
*	Zumiez, Inc.	2,700	20

	Total		777

	Consumer Staples (0.1%)
(m)*	AgFeed Industries, Inc.	250	0
	Alberto-Culver Co.	1,900	47
*	Central European Distribution Corp.	1,000	20
(m)*	Darling International, Inc.	100	0
	Flowers Foods, Inc.	2,000	49
*	TreeHouse Foods, Inc.	900	24

	Total		140

	Domestic Common Stocks and Warrants (32.8%)	Shares/ $ Par	Value $ (000’s)
	Energy (0.1%)
*	Arena Resources, Inc.	1,800	51
(m)*	ATP Oil & Gas Corp.	75	0
	Berry Petroleum Co.	75	1
(m)*	Bill Barrett Corp.	25	0
*	Carrizo Oil & Gas, Inc.	1,325	21
*	Contango Oil & Gas Co.	600	34
	Crosstex Energy, Inc.	225	1
(m)*	Dril-Quip, Inc.	25	0
	Energy XXI, Ltd.	825	1
*	EXCO Resources, Inc.	2,600	24
(m)*	Gasco Energy, Inc.	900	0
(m)	General Maritime Corp.	50	0
*	IHS, Inc. - Class A	900	34
*	ION Geophysical Corp.	4,900	17
(m)*	McMoRan Exploration Co.	50	0
*	Oceaneering International, Inc.	700	20
*	Parker Drilling Co.	200	1
	Penn Virginia Corp.	25	1
*	PetroQuest Energy, Inc.	100	1
	Ship Finance International, Ltd.	50	1
(m)*	Stone Energy Corp.	50	0
*	T-3 Energy Services, Inc.	1,400	13
*	Whiting Petroleum Corp.	1,100	37
*	Willbros Group, Inc.	75	1

	Total		259

	Financials (0.3%)
	Boston Private Financial Holdings, Inc.	6,600	45
	Digital Realty Trust, Inc.	1,400	46
*	Encore Bancshares, Inc.	961	10
(m)*	FCStone Group, Inc.	125	0
	GFI Group, Inc.	175	1
*	Investment Technology Group, Inc.	13,300	302
*	KBW, Inc.	1,291	30
	MFA Mortgage Investments, Inc.	10,300	61
	optionsXpress Holdings, Inc.	50	1
*	Portfolio Recovery Associates, Inc.	350	12

	Total		508

	Health Care (0.6%)
*	Affymetrix, Inc.	225	1
*	Alkermes, Inc.	50	1
*	athenahealth, Inc.	1,350	51
*	BioMarin Pharmaceutical, Inc.	3,100	55
*	CardioNet, Inc.	1,400	35
*	Genoptix, Inc.	2,208	75
*	Illumina, Inc.	2,400	63
*	IPC The Hospitalist Co.	1,150	19
(m)*	K-V Pharmaceutical Co. - Class A	100	0
*	Masimo Corp.	3,564	106

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio	171

Asset Allocation Portfolio

	Domestic Common Stocks and Warrants (32.8%)	Shares/ $ Par	Value $ (000’s)
	Health Care continued
	Meridian Bioscience, Inc.	2,900	74
*	NuVasive, Inc.	1,200	42
*	PAREXEL International Corp.	75	1
*	Phase Forward, Inc.	3,145	39
*	Psychiatric Solutions, Inc.	23,500	654
*	Thoratec Corp.	1,600	52
*	United Therapeutics Corp.	200	12

	Total		1,280

	Industrials (0.5%)
(m)*	AAR Corp.	25	0
(m)	Actuant Corp.	25	0
	Acuity Brands, Inc.	25	1
*	Aerovironment, Inc.	900	33
*	Allegiant Travel Co.	350	17
*	Astec Industries, Inc.	550	17
*	Astronics Corp.	3,777	34
*	Axsys Technologies, Inc.	382	21
(m)	Belden, Inc.	25	0
	Bucyrus International, Inc.	1,100	20
(m)*	Chart Industries, Inc.	50	0
*	Cornell Cos., Inc.	3,400	63
	Deluxe Corp.	50	1
(m)	Eagle Bulk Shipping, Inc.	75	0
*	EMCOR Group, Inc.	25	1
*	Energy Recovery, Inc.	1,233	9
(m)*	EnerSys	50	0
*	Flow International Corp.	300	1
*	Force Protection, Inc.	125	1
	Genco Shipping & Trading, Ltd.	50	1
*	GrafTech International, Ltd.	75	1
*	Hawaiian Holdings, Inc.	125	1
	Herman Miller, Inc.	50	1
*	Hexcel Corp.	75	1
*	Hill International, Inc.	1,700	12
*	Hub Group, Inc. - Class A	1,750	46
*	Huron Consulting Group, Inc.	1,000	57
*	ICF International, Inc.	2,050	50
	Kaydon Corp.	900	31
	Knight Transportation, Inc.	24,899	401
	Knoll, Inc.	75	1
*	Korn/Ferry International	50	1
*	Perini Corp.	25	1
*	Stanley, Inc.	1,950	71
*	TBS International, Ltd. - Class A	75	1
*	Team, Inc.	3,600	100
*	Titan Machinery, Inc.	2,450	34
*	TransDigm Group, Inc.	1,600	54

	Total		1,084

	Information Technology (0.6%)
*	Advanced Energy Industries, Inc.	3,741	37
*	Amkor Technology, Inc.	300	1
*	Atheros Communications, Inc.	2,000	29
*	Bankrate, Inc.	1,779	68

	Domestic Common Stocks and Warrants (32.8%)	Shares/ $ Par	Value $ (000’s)
	Information Technology continued
*	Blackboard, Inc.	800	21
*	comScore, Inc.	2,099	27
*	Comtech Telecommunications Corp.	400	18
*	Concur Technologies, Inc.	1,250	41
*	CyberSource Corp.	2,200	26
*	DG Fastchannel, Inc.	3,000	37
*	Diodes, Inc.	4,600	28
*	EarthLink, Inc.	100	1
*	F5 Networks, Inc.	2,000	46
*	Harmonic, Inc.	100	1
*	Infinera Corp.	75	1
*	j2 Global Communications, Inc.	950	19
*	Mellanox Technologies, Ltd.	4,100	32
*	Netlogic Microsystems, Inc.	2,500	55
*	NeuStar, Inc. - Class A	16,900	323
*	Novatel Wireless, Inc.	150	1
*	Omniture, Inc.	4,200	45
*	OmniVision Technologies, Inc.	125	1
*	PMC-Sierra, Inc.	125	1
*	Rubicon Technology, Inc.	2,401	10
(m)*	Sigma Designs, Inc.	50	0
(m)*	Skyworks Solutions, Inc.	100	0
*	Switch and Data Facilities Co., Inc.	6,132	45
*	Synchronoss Technologies, Inc.	5,000	53
*	Take-Two Interactive Software, Inc.	75	1
*	TeleTech Holdings, Inc.	75	1
*	TiVo, Inc.	100	1
*	TriQuint Semiconductor, Inc.	13,800	47
*	VanceInfo Technologies, Inc., ADR	9,950	47
*	VistaPrint, Ltd.	3,500	65
*	Vocus, Inc.	2,100	38

	Total		1,167

	Materials (0.1%)
(m)*	Apex Silver Mines, Ltd.	450	0
*	Calgon Carbon Corp.	3,300	51
*	Flotek Industries, Inc.	250	1
	Silgan Holdings, Inc.	1,250	60
*	W.R. Grace & Co.	100	1
(m)	Worthington Industries, Inc.	50	0

	Total		113

	Other Holdings (0.1%)
	Financial Select Sector SPDR Fund	3,050	38
	iShares Nasdaq Biotechnology Index Fund	650	46
	SPDR Metals & Mining	4,600	128

	Total		212

The Accompanying Notes are an Integral Part of the Financial Statements.

172	Asset Allocation Portfolio

Asset Allocation Portfolio

	Domestic Common Stocks and Warrants (32.8%)	Shares/ $ Par	Value $ (000’s)
	Telecommunication Services (0.0%)
*	Centennial Communications Corp.	4,800	39

	Total		39

	Utilities (0.1%)
	ITC Holdings Corp.	2,200	96

	Total		96

	Total Small Cap Common Stocks		5,675

	Total Domestic Common Stocks and Warrants (Cost: $88,715)		65,390

	Foreign Common Stocks (11.7%)	Country
	Consumer Discretionary (0.6%)
	Bridgestone Corp.	Japan	1,800	27
	Compass Group PLC	United Kingdom	34,745	175
	Denso Corp.	Japan	1,900	32
	Fast Retailing Co., Ltd.	Japan	200	29
	Grupo Televisa SA, ADR	Mexico	12,400	185
	Hennes & Mauritz AB - B Shares	Sweden	3,717	147
	Honda Motor Co., Ltd.	Japan	2,900	63
	Kingfisher PLC	United Kingdom	38,970	77
	Next PLC	United Kingdom	3,410	54
	Oriental Land Co., Ltd.	Japan	400	33
	Panasonic Corp.	Japan	4,000	50
	Reed Elsevier PLC	United Kingdom	5,170	38
	Sekisui House, Ltd.	Japan	2,000	17
	Toyota Industries Corp.	Japan	1,200	26
	Vivendi	France	7,790	255
	Yamada Denki Co., Ltd.	Japan	320	22
	Yamaha Motor Co., Ltd.	Japan	2,300	24

	Total			1,254

	Consumer Staples (1.3%)
	Aeon Co., Ltd.	Japan	2,600	26
	Ajinomoto Co., Inc.	Japan	2,000	22
	Asahi Breweries, Ltd.	Japan	1,400	24
	British American Tobacco PLC	United Kingdom	4,511	119
	Cadbury PLC	United Kingdom	4,720	42
	Imperial Tobacco Group PLC	United Kingdom	4,225	115
	ITC, Ltd.	India	14,693	52
	Japan Tobacco, Inc.	Japan	9	30
	Kao Corp.	Japan	2,000	61
	Kerry Group PLC - Class A	Ireland	5,949	109
	Kirin Holdings Co., Ltd.	Japan	2,000	26
	Koninklijke Ahold NV	Netherlands	7,025	87
*	KT&G Corp.	South Korea	1,610	100
	Lawson, Inc.	Japan	500	29

	Foreign Common Stocks (11.7%)	Country	Shares/ $ Par	Value $ (000’s)
	Consumer Staples continued
	Nestle SA	Switzerland	12,240	481
	Pernod-Ricard SA	France	1,685	126
	Reckitt Benckiser Group PLC	United Kingdom	2,945	111
	Seven & I Holdings Co., Ltd.	Japan	1,500	51
	Shiseido Co., Ltd.	Japan	1,000	20
	Shoppers Drug Mart Corp.	Canada	5,975	236
	Tesco PLC	United Kingdom	20,145	107
	Unilever NV	Netherlands	10,030	244
	UNY Co., Ltd.	Japan	3,000	33
	Wal-Mart de Mexico SAB de CV	Mexico	46,100	124
	Woolworths, Ltd.	Australia	10,270	196

	Total			2,571

	Energy (1.2%)
*	Artumas Group, Inc.	Norway	15,020	6
	BG Group PLC	United Kingdom	3,220	45
	BP PLC	United Kingdom	55,620	433
	CNOOC, Ltd.	Hong Kong	175,000	166
	Eni SPA	Italy	15,200	362
	INPEX Corp.	Japan	3	24
	Nexen, Inc.	Canada	13,440	237
	Oil Search, Ltd.	Australia	30,075	100
	Petroleo Brasileiro SA, ADR	Brazil	9,300	228
	Reliance Industries, Ltd.	India	5,848	149
	Royal Dutch Shell PLC - Class A	United Kingdom	15,085	400
	Saipem SPA	Italy	9,890	167
	Seadrill, Ltd.	Norway	4,400	36
	Suncor Energy, Inc.	Canada	7,005	137

	Total			2,490

	Financials (2.3%)
	Allianz SE	Germany	868	93
	AXA SA	France	4,677	105
	Banco Espirito Santo SA	Portugal	9,975	94
	Banco Santander SA	Spain	27,550	267
	The Bank of Yokohama, Ltd.	Japan	3,000	18
	BNP Paribas	France	4,520	192
	Cathay Financial Holding Co., Ltd.	Taiwan	70,200	79
	Cheung Kong Holdings, Ltd.	Hong Kong	6,000	57
	China Life Insurance Co., Ltd.	China	32,000	99
	China Overseas Land & Investment, Ltd.	Hong Kong	44,000	62
(n)*	China Overseas Land & Investment, Ltd. - Rights	Hong Kong	1,760	1
	The Chugoku Bank, Ltd.	Japan	1,000	15
	Credit Suisse Group AG	Switzerland	4,205	115
	Daito Trust Construction Co., Ltd.	Japan	300	16
	Erste Group Bank AG	Austria	2,900	68
	Hang Seng Bank, Ltd.	Hong Kong	8,300	110
	Housing Development Finance Corp., Ltd.	India	5,624	176

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio	173

Asset Allocation Portfolio

	Foreign Common Stocks (11.7%)	Country	Shares/ $ Par	Value $ (000’s)
	Financials continued
	HSBC Holdings PLC, ADR	United Kingdom	5,800	282
	Industrial and Commercial Bank of China, Ltd. - Class H	China	341,000	181
	Intesa Sanpaolo	Italy	36,505	132
	Julius Baer Holding AG	Switzerland	4,630	178
	Man Group PLC	United Kingdom	11,765	41
	Manulife Financial Corp.	Canada	10,020	171
	Mitsubishi Estate Co., Ltd.	Japan	2,000	33
	Mitsubishi UFJ Financial Group, Inc.	Japan	16,600	103
	Mitsui Fudosan Co., Ltd.	Japan	1,000	17
	Mizuho Financial Group, Inc.	Japan	21	62
	Muenchener Rueckversicherungs-Gesellschaft AG	Germany	525	83
	National Bank of Greece SA	Greece	3,165	59
	Nomura Real Estate Holdings, Inc.	Japan	900	18
	Piraeus Bank SA	Greece	5,854	53
	QBE Insurance Group, Ltd.	Australia	5,115	95
	Resona Holdings, Inc.	Japan	12	19
	Samsung Fire & Marine Insurance Co., Ltd.	South Korea	1,443	219
	Societe Generale	France	1,480	75
	Sompo Japan Insurance, Inc.	Japan	2,000	15
	Sony Financial Holdings, Inc.	Japan	9	34
	Standard Chartered PLC	United Kingdom	4,045	52
	Sumitomo Mitsui Financial Group, Inc.	Japan	15	65
	The Sumitomo Trust and Banking Co., Ltd.	Japan	4,000	24
	T&D Holdings, Inc.	Japan	700	29
	TAG Tegernsee Immobilien und Beteiligungs AG	Germany	9,926	28
	Tokio Marine Holdings, Inc.	Japan	1,400	41
	The Toronto-Dominion Bank	Canada	6,570	235
*	Turkiye Garanti Bankasi AS	Turkey	27,508	47
	Unicredit SPA	Italy	41,985	105
	Westpac Banking Corp.	Australia	14,086	171
	Zurich Financial Services AG	Switzerland	1,600	346

	Total			4,580

	Health Care (1.4%)
*	Actelion, Ltd.	Switzerland	1,135	64
	Astellas Pharma, Inc.	Japan	1,000	41
	CSL, Ltd.	Australia	10,307	248
	Daiichi Sankyo Co., Ltd.	Japan	1,500	36
	Eisai Co., Ltd.	Japan	800	33
	Fresenius Medical Care AG & Co. KGaA	Germany	3,872	182
	Hisamitsu Pharmaceutical Co., Inc.	Japan	500	20
	Novartis AG	Switzerland	8,930	446
	Novo Nordisk A/S	Denmark	2,141	109
	Roche Holding AG	Switzerland	2,930	450
	Synthes, Inc.	Switzerland	965	122

	Foreign Common Stocks (11.7%)	Country	Shares/ $ Par	Value $ (000’s)
	Health Care continued
	Takeda Pharmaceutical Co., Ltd.	Japan	1,200	62
	Terumo Corp.	Japan	400	19
	Teva Pharmaceutical Industries, Ltd., ADR	Israel	22,000	937

	Total			2,769

	Industrials (1.1%)
	ABB, Ltd., ADR	Switzerland	9,150	137
	All Nippon Airways Co., Ltd.	Japan	3,000	12
	Alstom SA	France	2,650	157
	Asahi Glass Co., Ltd.	Japan	4,000	23
*	BAE Systems PLC	United Kingdom	54,975	304
	Balfour Beatty PLC	United Kingdom	9,645	47
	Central Japan Railway Co.	Japan	4	35
	Chemring Group PLC	United Kingdom	4,520	129
	China Railway Construction Corp. - Class H	China	63,000	95
	ComfortDelGro Corp., Ltd.	Singapore	45,000	46
	Companhia de Concessoes Rodoviarias	Brazil	7,200	74
	Dai Nippon Printing Co., Ltd.	Japan	2,000	22
	East Japan Railway Co.	Japan	7	55
	Fanuc, Ltd.	Japan	400	28
	IHI Corp.	Japan	15,000	19
	Itochu Corp.	Japan	6,000	30
	The Japan Steel Works, Ltd.	Japan	2,000	28
	JTEKT Corp.	Japan	3,600	28
	Kamigumi Co., Ltd.	Japan	2,000	18
	Keio Corp.	Japan	5,000	30
	Kintetsu Corp.	Japan	6,000	28
	Komatsu, Ltd.	Japan	2,900	37
*	LG Corp.	South Korea	3,235	113
	Marubeni Corp.	Japan	8,000	30
	Mitsubishi Corp.	Japan	2,800	39
	Mitsubishi Electric Corp.	Japan	4,000	25
	Mitsubishi Heavy Industries, Ltd.	Japan	8,000	36
	Mitsui & Co., Ltd.	Japan	5,000	51
	Mitsui OSK Lines, Ltd.	Japan	5,000	31
*	Morphic Technologies AB	Sweden	58,066	10
	Nippon Yusen Kabushiki Kaisha	Japan	5,000	31
	Secom Co., Ltd.	Japan	800	41
	Serco Group PLC	United Kingdom	19,690	130
	SMC Corp.	Japan	200	20
	Sumitomo Corp.	Japan	2,800	25
	Tokyu Corp.	Japan	4,000	20
	Toppan Printing Co., Ltd.	Japan	2,000	15
	Vinci SA	France	2,250	95
	West Japan Railway Co.	Japan	6	27
	Yamato Holdings Co., Ltd.	Japan	1,000	13

	Total			2,134

The Accompanying Notes are an Integral Part of the Financial Statements.

174	Asset Allocation Portfolio

Asset Allocation Portfolio

	Foreign Common Stocks (11.7%)	Country	Shares/ $ Par	Value $ (000’s)
	Information Technology (0.5%)
*	Autonomy Corp. PLC	United Kingdom	18,997	265
	Canon, Inc.	Japan	2,000	63
	EVS Broadcast Equipment SA	Belgium	1,650	59
	Fujitsu, Ltd.	Japan	6,000	29
*	Gresham Computing PLC	United Kingdom	36,400	20
	Hitachi, Ltd.	Japan	8,000	31
	Hoya Corp.	Japan	2,100	36
	Kontron AG	Germany	8,130	85
	NEC Corp.	Japan	9,000	30
	Nintendo Co., Ltd.	Japan	200	77
	Ricoh Co., Ltd.	Japan	2,000	25
	Samsung Electronics Co., Ltd.	South Korea	422	153
*	Temenos Group AG	Switzerland	15,563	207

	Total			1,080

	Materials (1.0%)
	Angang Steel Co., Ltd.	China	84,000	95
	Anglo American PLC	United Kingdom	4,519	105
*	Anhui Conch Cement Co., Ltd.	China	16,000	74
	Asahi Kasei Corp.	Japan	8,000	35
	BHP Billiton, Ltd.	Australia	9,755	209
	Companhia Vale do Rio Doce, ADR	Brazil	9,435	114
	Givaudan SA	Switzerland	60	47
	Goldcorp, Inc.	Canada	8,875	280
	Huabao International Holdings, Ltd.	Hong Kong	155,000	102
*	Intex Resources ASA	Norway	63,255	12
	JFE Holdings, Inc.	Japan	1,200	32
	K+S AG	Germany	3,332	192
	Mitsubishi Chemical Holdings Corp.	Japan	5,000	22
	Mitsubishi Materials Corp.	Japan	8,000	20
	Nippon Steel Corp.	Japan	11,000	36
	POSCO	South Korea	214	63
	Potash Corp. of Saskatchewan, Inc.	Canada	2,580	189
	Rio Tinto PLC, ADR	United Kingdom	575	51
	Shin-Etsu Chemical Co., Ltd.	Japan	800	37
	Sumitomo Metal Industries, Ltd.	Japan	8,000	20
	Syngenta AG	Switzerland	988	191

	Total			1,926

	Other Holdings (0.5%)
	Hang Seng Investment Index Funds Series - H-Share	Hong Kong	11,800	123
	iShares MSCI Hong Kong Index Fund	Hong Kong	23,416	243
	iShares MSCI Japan Index Fund	Japan	6,730	65
	iShares MSCI Singapore Index Fund	Singapore	26,506	187

	Foreign Common Stocks (11.7%)	Country	Shares/ $ Par	Value $ (000’s)
	Other Holdings continued
	iShares MSCI South Korea Index Fund	South Korea	4,184	117
	iShares MSCI Taiwan Index Fund	Taiwan	25,098	190

	Total			925

	Telecommunication Services (1.0%)
*	Bharti Airtel, Ltd.	India	3,657	54
	China Mobile, Ltd.	Hong Kong	5,000	51
	Chunghwa Telecom Co., Ltd.	Taiwan	150,040	240
	Deutsche Telekom AG	Germany	16,914	258
	France Telecom SA	France	6,663	187
	KDDI Corp.	Japan	6	43
	Koninklijke (Royal) KPN NV	Netherlands	21,511	313
	Nippon Telegraph and Telephone Corp.	Japan	10	54
	NTT DoCoMo, Inc.	Japan	25	49
	SOFTBANK Corp.	Japan	1,200	22
	Telefonica SA	Spain	17,426	392
	Turkcell Iletisim Hizmetleri AS	Turkey	12,793	74
	Vodafone Group PLC	United Kingdom	130,733	267

	Total			2,004

	Utilities (0.8%)
	Centrica PLC	United Kingdom	20,545	80
	CEZ	Czech Republic	1,675	68
	Chubu Electric Power Co., Inc.	Japan	1,400	43
	The Chugoku Electric Power Co., Inc.	Japan	1,000	26
	E.ON AG	Germany	3,270	133
	Electricite de France	France	1,600	93
	Enagas	Spain	5,555	123
	GDF Suez	France	7,245	361
	Hokuriku Electric Power Co.	Japan	600	17
	The Kansai Electric Power Co., Inc.	Japan	1,500	43
	Kyushu Electric Power Co., Inc.	Japan	1,200	32
	National Grid PLC	United Kingdom	12,450	125
	Osaka Gas Co., Ltd.	Japan	7,000	32
	PT Perusahaan Gas Negara	Indonesia	345,000	62
	RWE AG	Germany	1,660	150
	Shikoku Electric Power Co., Inc.	Japan	700	24
	Toho Gas Co., Ltd.	Japan	4,000	26
	Tohoku Electric Power Co., Inc.	Japan	1,200	33
	The Tokyo Electric Power Co., Inc.	Japan	2,000	67
	Tokyo Gas Co., Ltd.	Japan	6,000	30

	Total			1,568

	Total Foreign Common Stocks (Cost: $32,626)			23,301

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio	175

Asset Allocation Portfolio

	Investment Grade Segment (8.2%)	Shares/ $ Par	Value $ (000’s)
	Aerospace/Defense (0.2%)
	BAE Systems Holdings, Inc., 5.20%, 8/15/15 144A	15,000	14
	General Dynamics Corp., 4.25%, 5/15/13	55,000	55
	Raytheon Co., 5.50%, 11/15/12	305,000	308

	Total		377

	Auto Manufacturing (0.1%)
	Daimler Finance North America LLC, 5.75%, 5/18/09	155,000	150
	Daimler Finance North America LLC, 8.50%, 1/18/31	20,000	15

	Total		165

	Banking (1.7%)
	American Express Bank, FSB, 3.15%, 12/9/11	140,000	141
	BA Covered Bond Issuer, 5.50%, 6/14/12 144A	195,000	201
	Bank of America Corp., 5.65%, 5/1/18	145,000	146
	Bank of America Corp., 8.125%, 12/29/49	110,000	82
	The Bank of New York Mellon Corp., 4.95%, 11/1/12	15,000	15
	Bank One Corp., 5.25%, 1/30/13	235,000	229
	Barclays Bank PLC, 6.05%, 12/4/17 144A	15,000	13
	The Bear Stearns Companies LLC, 7.25%, 2/1/18	25,000	27
	Citigroup Capital XXI, 8.3%, 12/21/57	10,000	8
	Citigroup, Inc., 5.125%, 5/5/14	120,000	113
	Citigroup, Inc., 8.40%, 4/29/49	85,000	56
	Countrywide Financial Corp., 5.80%, 6/7/12	40,000	39
	Countrywide Home Loans, Inc., 4.00%, 3/22/11	55,000	52
	Countrywide Home Loans, Inc., 4.125%, 9/15/09	15,000	15
	Credit Suisse Guernsey, Ltd., 5.86%, 5/29/49	5,000	2
	Credit Suisse/New York NY, 6.00%, 2/15/18	10,000	9
	Deutsche Bank Capital Funding Trust VII, 5.628%, 1/19/49 144A	60,000	26
	Fifth Third Bancorp, 8.25%, 3/1/38	25,000	21
	The Goldman Sachs Group, Inc., 5.15%, 1/15/14	180,000	162
	HSBC USA, Inc., 3.125%, 12/16/11	140,000	145
	JPMorgan Chase & Co., 4.75%, 3/1/15	5,000	5
	JPMorgan Chase & Co., 7.90%, 4/29/49	85,000	71
(d)	Lehman Brothers Holdings, Inc., 5.50%, 4/4/16	35,000	3
(d)	Lehman Brothers Holdings, Inc., 6.875%, 5/2/18	25,000	2
	M&I Marshall & Ilsley Bank, 5.25%, 9/4/12	250,000	225
	Mellon Funding Corp., 6.375%, 2/15/10	260,000	265
	Merrill Lynch & Co., 6.22%, 9/15/26	20,000	19
	Merrill Lynch & Co., 6.40%, 8/28/17	120,000	120
	Morgan Stanley, 2.00%, 9/22/11	140,000	141
	Morgan Stanley, 5.375%, 10/15/15	100,000	86
	Morgan Stanley, 6.25%, 8/9/26	50,000	41
	Northern Trust Corp., 5.30%, 8/29/11	45,000	46
	Pemex Project Funding Master Trust, 6.625%, 6/15/35 144A	15,000	13
	State Street Bank and Trust Co., 5.30%, 1/15/16	250,000	244
	SunTrust Bank, 3.00%, 11/16/11	140,000	145
	UBS AG/Stamford Branch, 5.75%, 4/25/18	100,000	91
	UnionBanCal Corp., 5.25%, 12/16/13	50,000	43
	Wachovia Corp., 5.35%, 3/15/11	175,000	167
	Wachovia Corp., 7.98%, 2/28/49	40,000	34
	Wells Fargo Capital XIII, 7.70%, 12/29/49	125,000	103

Investment Grade Segment (8.2%)	Shares/ $ Par	Value $ (000’s)
Banking continued
Zions Bancorporation, 5.50%, 11/16/15	125,000	88

Total		3,454

Beverage/Bottling (0.3%)
Anheuser-Busch Companies, Inc., 4.50%, 4/1/18	5,000	4
Anheuser-Busch Companies, Inc., 5.75%, 4/1/36	15,000	12
Bottling Group LLC, 4.625%, 11/15/12	35,000	35
Bottling Group LLC, 5.50%, 4/1/16	65,000	65
The Coca-Cola Co., 5.35%, 11/15/17	50,000	54
Diageo Capital PLC, 4.375%, 5/3/10	45,000	45
Dr. Pepper Snapple Group, Inc., 6.82%, 5/1/18 144A	35,000	34
Dr. Pepper Snapple Group, Inc., 7.45%, 5/1/38 144A	30,000	30
PepsiCo, Inc., 4.65%, 2/15/13	30,000	31
PepsiCo, Inc., 5.00%, 6/1/18	20,000	21
PepsiCo, Inc., 7.90%, 11/1/18	40,000	49
SABMiller PLC, 6.20%, 7/1/11 144A	155,000	154

Total		534

Building Products (0.0%)
CRH America, Inc., 6.00%, 9/30/16	40,000	25
CRH America, Inc., 8.125%, 7/15/18	50,000	36

Total		61

Cable/Media/Broadcasting/Satellite (0.3%)
CBS Corp., 6.625%, 5/15/11	25,000	22
Comcast Corp., 5.90%, 3/15/16	115,000	110
Comcast Corp., 6.40%, 5/15/38	40,000	40
Comcast Corp., 6.50%, 11/15/35	15,000	15
Cox Communications, Inc., 4.625%, 1/15/10	45,000	44
Historic TW, Inc., 6.625%, 5/15/29	90,000	80
Historic TW, Inc., 6.875%, 6/15/18	10,000	9
News America, Inc., 6.15%, 3/1/37	40,000	37
Rogers Cable, Inc., 6.25%, 6/15/13	10,000	10
TCI Communications, Inc., 8.75%, 8/1/15	60,000	64
Time Warner Cable, Inc., 5.40%, 7/2/12	40,000	37
Time Warner Cable, Inc., 6.75%, 7/1/18	10,000	10
Time Warner Cable, Inc., 8.75%, 2/14/19	25,000	27
Time Warner Entertainment Co. LP, 8.375%, 3/15/23	55,000	55
Viacom, Inc., 5.75%, 4/30/11	65,000	59
Viacom, Inc., 6.125%, 10/5/17	10,000	8

Total		627

Conglomerate/Diversified Manufacturing (0.0%)
The Dow Chemical Co., 5.70%, 5/15/18	5,000	5
Monsanto Co., 5.125%, 4/15/18	5,000	5
United Technologies Corp., 6.35%, 3/1/11	60,000	63

Total		73

Consumer Products (0.0%)
Colgate-Palmolive Co., 4.20%, 5/15/13	15,000	15
Fortune Brands, Inc., 5.375%, 1/15/16	35,000	29
The Procter & Gamble Co., 5.55%, 3/5/37	40,000	45

Total		89

Electric Utilities (1.8%)
Bruce Mansfield Unit, 6.85%, 6/1/34	30,000	26
Carolina Power & Light, Inc., 5.15%, 4/1/15	25,000	25
Carolina Power & Light, Inc., 6.50%, 7/15/12	20,000	20

The Accompanying Notes are an Integral Part of the Financial Statements.

176	Asset Allocation Portfolio

Asset Allocation Portfolio

Investment Grade Segment (8.2%)	Shares/ $ Par	Value $ (000’s)
Electric Utilities continued
CenterPoint Energy Houston Electric LLC, 5.70%, 3/15/13	15,000	14
CenterPoint Energy Houston Electric LLC, 6.95%, 3/15/33	15,000	14
CenterPoint Energy, Inc., 6.50%, 5/1/18	20,000	16
CMS Energy Corp., 6.875%, 12/15/15	100,000	85
Connecticut Light and Power Co., 5.65%, 5/1/18	10,000	10
Consolidated Edison Co. of New York, Inc., 5.375%, 12/15/15	30,000	29
Consolidated Edison Co. of New York, Inc., 5.50%, 9/15/16	35,000	35
Consolidated Natural Gas Co., 5.00%, 12/1/14	130,000	119
Consumers Energy Co., 4.80%, 2/17/09	310,000	309
Dominion Resources, Inc., 6.00%, 11/30/17	10,000	10
Dominion Resources, Inc., 6.40%, 6/15/18	5,000	5
DTE Energy Co., 7.05%, 6/1/11	380,000	376
Duke Energy Carolinas LLC, 6.45%, 10/15/32	100,000	106
Duquesne Light Holdings, Inc., 5.50%, 8/15/15	55,000	46
Entergy Louisiana LLC, 6.50%, 9/1/18	25,000	24
Entergy Mississippi, Inc., 6.25%, 4/1/34	55,000	47
Exelon Generation Co. LLC, 6.20%, 10/1/17	60,000	52
Florida Power & Light Co., 5.625%, 4/1/34	15,000	16
Florida Power Corp., 4.50%, 6/1/10	178,000	176
Florida Power Corp., 6.40%, 6/15/38	20,000	22
Indiana Michigan Power Co., 5.05%, 11/15/14	160,000	144
Kiowa Power Partners LLC, 4.811%, 12/30/13 144A	47,258	44
Kiowa Power Partners LLC, 5.737%, 3/30/21 144A	100,000	77
MidAmerican Energy Holdings Co., 5.95%, 5/15/37	15,000	14
Monongahela Power Co., 5.70%, 3/15/17 144A	45,000	38
Nevada Power Co., 5.875%, 1/15/15	115,000	110
Nevada Power Co., 5.95%, 3/15/16	10,000	10
Northern States Power Co., 5.25%, 10/1/18	15,000	15
Ohio Edison Co., 6.875%, 7/15/36	5,000	5
Oncor Electric Delivery Co., 6.375%, 1/15/15	75,000	72
Oncor Electric Delivery Co., 7.00%, 9/1/22	15,000	14
Pacific Gas & Electric Co., 5.80%, 3/1/37	15,000	16
Pacific Gas & Electric Co., 6.05%, 3/1/34	25,000	27
PacifiCorp, 5.45%, 9/15/13	240,000	245
PacifiCorp, 5.75%, 4/1/37	55,000	54
Potomac Electric Power Co., 6.50%, 11/15/37	5,000	5
PPL Electric Utilities Corp., 4.30%, 6/1/13	125,000	117
PPL Electric Utilities Corp., 6.25%, 8/15/09	10,000	10
PPL Energy Supply LLC, 6.00%, 12/15/36	25,000	16
PPL Energy Supply LLC, 6.50%, 5/1/18	20,000	16
Progress Energy, Inc., 6.85%, 4/15/12	60,000	60
Public Service Co. of Colorado, 5.50%, 4/1/14	110,000	104
Public Service Electric & Gas Co., 5.00%, 1/1/13	100,000	98
Public Service Electric & Gas Co., 5.70%, 12/1/36	95,000	88
Puget Sound Energy, Inc., 6.274%, 3/15/37	60,000	53
San Diego Gas & Electric Co., 5.30%, 11/15/15	15,000	15
San Diego Gas & Electric Co., 6.125%, 9/15/37	10,000	11
SCANA Corp., 6.25%, 4/1/20	20,000	18
Sierra Pacific Power Co., 6.75%, 7/1/37	30,000	27
South Carolina Electric & Gas Co., 6.05%, 1/15/38	15,000	16

	Investment Grade Segment (8.2%)	Shares/ $ Par	Value $ (000’s)
	Electric Utilities continued
	Southern California Edison Co., 5.55%, 1/15/37	10,000	10
	Southern California Edison Co., 5.625%, 2/1/36	5,000	5
	Tampa Electric Co., 6.10%, 5/15/18	125,000	114
	Tampa Electric Co., 6.15%, 5/15/37	25,000	20
	Tampa Electric Co., 6.55%, 5/15/36	30,000	26
	The Toledo Edison Co., 6.15%, 5/15/37	75,000	60
	Union Electric Co., 6.40%, 6/15/17	10,000	9
	Union Electric Co., 6.70%, 2/1/19	10,000	9
	Virginia Electric and Power Co., 5.25%, 12/15/15	210,000	204
	Xcel Energy, Inc., 6.50%, 7/1/36	50,000	46

	Total		3,624

	Food Processors (0.2%)
	General Mills, Inc., 5.25%, 8/15/13	10,000	10
	General Mills, Inc., 5.70%, 2/15/17	55,000	55
	H.J. Heinz Co., 5.35%, 7/15/13	90,000	89
	Kellogg Co., 6.60%, 4/1/11	95,000	100
	Kraft Foods, Inc., 6.25%, 6/1/12	165,000	171
	Kraft Foods, Inc., 6.50%, 8/11/17	25,000	25
	Kraft Foods, Inc., 6.875%, 1/26/39	25,000	25

	Total		475

	Gaming/Lodging/Leisure (0.0%)
	Harrah’s Operating Co., 5.75%, 10/1/17	40,000	6

	Total		6

	Gas Pipelines (0.1%)
	CenterPoint Energy Resources Corp., 6.125%, 11/1/17	10,000	8
	Kinder Morgan Energy Partners LP, 6.50%, 2/1/37	15,000	11
	Kinder Morgan Energy Partners LP, 7.30%, 8/15/33	85,000	71
	Rockies Express Pipeline LLC, 6.85%, 7/15/18 144A	20,000	19
	Southern Natural Gas Co., 5.90%, 4/1/17 144A	20,000	16
	TransCanada Pipelines, Ltd., 5.85%, 3/15/36	10,000	9
	TransCanada Pipelines, Ltd., 6.20%, 10/15/37	5,000	4

	Total		138

	Health Care/Pharmaceuticals (0.2%)
	Bristol-Myers Squibb Co., 5.875%, 11/15/36	5,000	5
	Bristol-Myers Squibb Co., 6.125%, 5/1/38	25,000	28
	Eli Lilly and Co., 5.55%, 3/15/37	40,000	41
	GlaxoSmithKline Capital, Inc., 5.65%, 5/15/18	30,000	32
	GlaxoSmithKline Capital, Inc., 6.375%, 5/15/38	45,000	51
	Johnson & Johnson, 5.95%, 8/15/37	40,000	49
	Wyeth, 5.50%, 2/1/14	60,000	61
	Wyeth, 5.95%, 4/1/37	40,000	44

	Total		311

	Independent Finance (0.3%)
	General Electric Capital Corp., 5.625%, 5/1/18	270,000	272
	General Electric Capital Corp., 5.875%, 1/14/38	10,000	10
	General Motors Acceptance Corp. LLC, 6.00%, 12/15/11 144A	79,000	64
(n)	General Motors Acceptance Corp. LLC, 7.50%, 12/31/13 144A	13,000	9
(n)	General Motors Acceptance Corp. LLC, 8.00%, 12/31/18 144A	16,000	8

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio	177

Asset Allocation Portfolio

Investment Grade Segment (8.2%)	Shares/ $ Par	Value $ (000’s)
Independent Finance continued
HSBC Finance Corp., 4.125%, 11/16/09	195,000	193
International Lease Finance Corp., 4.75%, 1/13/12	100,000	70
iStar Financial, Inc., 5.15%, 3/1/12	75,000	24
iStar Financial, Inc., 8.625%, 6/1/13	30,000	9

Total		659

Industrials - Other (0.0%)
Centex Corp., 7.875%, 2/1/11	15,000	13
D.R. Horton, Inc., 5.375%, 6/15/12	30,000	22
D.R. Horton, Inc., 7.875%, 8/15/11	10,000	9

Total		44

Information/Data Technology (0.1%)
Fiserv, Inc., 6.125%, 11/20/12	65,000	61
Fiserv, Inc., 6.80%, 11/20/17	65,000	57
Seagate Technology HDD Holdings, 6.80%, 10/1/16	40,000	21

Total		139

Life Insurance (0.0%)
Prudential Financial, Inc., 5.70%, 12/14/36	5,000	3

Total		3

Machinery (0.0%)
Case Corp., 7.25%, 1/15/16	110,000	76

Total		76

Metals/Mining (0.1%)
Alcoa, Inc., 5.90%, 2/1/27	20,000	13
Alcoa, Inc., 6.75%, 7/15/18	30,000	25
Barrick North America Fiance LLC, 6.80%, 9/15/18	25,000	22
Rio Tinto Finance USA, Ltd., 6.50%, 7/15/18	40,000	29

Total		89

Natural Gas Distributors (0.0%)
NiSource Finance Corp., 5.25%, 9/15/17	35,000	21
NiSource Finance Corp., 5.40%, 7/15/14	45,000	31
NiSource Finance Corp., 5.45%, 9/15/20	10,000	6
NiSource Finance Corp., 6.40%, 3/15/18	10,000	6

Total		64

Oil & Gas Field Machines and Services (0.0%)
Pride International, Inc., 7.375%, 7/15/14	45,000	42

Total		42

Oil and Gas (0.5%)
Anadarko Finance Co., 7.50%, 5/1/31	55,000	49
Apache Corp., 6.00%, 1/15/37	20,000	19
Apache Corp., 6.90%, 9/15/18	5,000	5
Canadian Natural Resources, Ltd., 5.70%, 5/15/17	30,000	26
Canadian Natural Resources, Ltd., 5.85%, 2/1/35	5,000	4
Canadian Natural Resources, Ltd., 6.25%, 3/15/38	90,000	71
Canadian Natural Resources, Ltd., 6.45%, 6/30/33	45,000	36
Devon Energy Corp., 7.95%, 4/15/32	25,000	28
Devon Financing Corp. ULC, 6.875%, 9/30/11	130,000	131
EnCana Corp., 6.50%, 2/1/38	15,000	12
EnCana Corp., 6.625%, 8/15/37	5,000	4

Investment Grade Segment (8.2%)	Shares/ $ Par	Value $ (000’s)
Oil and Gas continued
EnCana Holdings Finance Corp., 5.80%, 5/1/14	60,000	56
Hess Corp., 7.125%, 3/15/33	20,000	18
Marathon Oil Corp., 6.60%, 10/1/37	10,000	8
Nexen, Inc., 5.875%, 3/10/35	150,000	113
Nexen, Inc., 6.40%, 5/15/37	10,000	8
Petro-Canada, 5.95%, 5/15/35	45,000	31
Pioneer Natural Resources Co., 6.875%, 5/1/18	110,000	77
Suncor Energy, Inc., 6.50%, 6/15/38	20,000	15
Suncor Energy, Inc., 6.85%, 6/1/39	15,000	12
Sunoco, Inc., 5.75%, 1/15/17	65,000	54
Talisman Energy, Inc., 5.85%, 2/1/37	53,000	37
Tesoro Corp., 6.50%, 6/1/17	140,000	77
Valero Energy Corp., 6.625%, 6/15/37	90,000	66
XTO Energy, Inc., 5.30%, 6/30/15	15,000	14
XTO Energy, Inc., 6.50%, 12/15/18	50,000	48
XTO Energy, Inc., 6.75%, 8/1/37	10,000	9

Total		1,028

Other Finance (0.2%)
Capmark Financial Group, Inc., 6.30%, 5/10/17	5,000	1
Eaton Vance Corp., 6.50%, 10/2/17	5,000	5
PNC Financial Services Group, Inc., 8.25%, 5/21/13	125,000	101
SLM Corp., 5.375%, 1/15/13	10,000	7
SLM Corp., 5.375%, 5/15/14	35,000	24
SLM Corp., 5.45%, 4/25/11	255,000	201

Total		339

Other Services (0.1%)
Waste Management, Inc., 5.00%, 3/15/14	50,000	43
Waste Management, Inc., 6.10%, 3/15/18	65,000	56

Total		99

Paper and Forest Products (0.0%)
International Paper Co., 7.95%, 6/15/18	40,000	32
International Paper Co., 8.70%, 6/15/38	35,000	24

Total		56

Property and Casualty Insurance (0.0%)
The Progressive Corp., 6.70%, 6/15/37	15,000	7

Total		7

Railroads (0.3%)
Burlington Northern Santa Fe Corp., 6.15%, 5/1/37	35,000	32
Burlington Northern Santa Fe Corp., 6.20%, 8/15/36	35,000	32
Canadian National Railway Co., 5.85%, 11/15/17	5,000	5
Canadian National Railway Co., 6.375%, 11/15/37	20,000	22
Canadian Pacific Railway Co., 5.95%, 5/15/37	5,000	4
CSX Corp., 5.60%, 5/1/17	55,000	49
Norfolk Southern Corp., 6.20%, 4/15/09	45,000	45
Union Pacific Corp., 5.65%, 5/1/17	15,000	14
Union Pacific Corp., 5.75%, 11/15/17	5,000	5
Union Pacific Corp., 6.65%, 1/15/11	45,000	45
Union Pacific Corp., 7.375%, 9/15/09	240,000	241

Total		494

Real Estate Investment Trusts (0.4%)
AvalonBay Communities, Inc., 5.50%, 1/15/12	25,000	20
BRE Properties, Inc., 5.50%, 3/15/17	25,000	13

The Accompanying Notes are an Integral Part of the Financial Statements.

178	Asset Allocation Portfolio

Asset Allocation Portfolio

Investment Grade Segment (8.2%)	Shares/ $ Par	Value $ (000’s)
Real Estate Investment Trusts continued
Colonial Realty LP, 6.05%, 9/1/16	20,000	12
Developers Diversified Realty Corp., 5.375%, 10/15/12	80,000	33
Duke Realty LP, 5.95%, 2/15/17	45,000	22
ERP Operating LP, 5.25%, 9/15/14	120,000	80
ERP Operating LP, 5.75%, 6/15/17	25,000	17
First Industrial LP, 5.25%, 6/15/09	50,000	46
HCP, Inc., 6.00%, 1/30/17	25,000	12
HCP, Inc., 6.70%, 1/30/18	10,000	5
HRPT Properties Trust, 5.75%, 11/1/15	65,000	35
ProLogis, 5.50%, 3/1/13	115,000	67
ProLogis, 5.75%, 4/1/16	65,000	32
Rouse Co. LP/TRC Co-Issuer, Inc., 6.75%, 5/1/13 144A	220,000	79
Simon Property Group LP, 5.375%, 6/1/11	195,000	165
Simon Property Group LP, 5.60%, 9/1/11	50,000	42
Simon Property Group LP, 6.10%, 5/1/16	95,000	61

Total		741

Restaurants (0.0%)
Darden Restaurants, Inc., 6.20%, 10/15/17	10,000	7
Darden Restaurants, Inc., 6.80%, 10/15/37	35,000	23
Yum! Brands, Inc., 6.875%, 11/15/37	45,000	36

Total		66

Retail Food and Drug (0.1%)
CVS/Caremark Corp., 4.875%, 9/15/14	60,000	55
CVS/Caremark Corp., 6.125%, 8/15/16	25,000	24
CVS/Caremark Corp., 6.25%, 6/1/27	40,000	37
Delhaize Group, 6.50%, 6/15/17	40,000	36
The Kroger Co., 6.15%, 1/15/20	25,000	25
The Kroger Co., 7.00%, 5/1/18	20,000	21
The Kroger Co., 7.50%, 4/1/31	40,000	45

Total		243

Retail Stores (0.3%)
The Home Depot, Inc., 5.875%, 12/16/36	105,000	82
J.C. Penney Corp., 5.75%, 2/15/18	5,000	3
J.C. Penney Corp., 6.375%, 10/15/36	10,000	6
J.C. Penney Corp., 6.875%, 10/15/15	30,000	24
J.C. Penney Corp., 7.95%, 4/1/17	40,000	31
Kohl’s Corp., 6.25%, 12/15/17	20,000	16
Kohl’s Corp., 6.875%, 12/15/37	15,000	11
Macy’s Retail Holdings, Inc., 6.30%, 4/1/09	320,000	312
Macy’s Retail Holdings, Inc., 6.65%, 7/15/24	5,000	3
Macy’s Retail Holdings, Inc., 7.00%, 2/15/28	10,000	5
Macy’s Retail Holdings, Inc., 7.875%, 7/15/15	50,000	36
Nordstrom, Inc., 7.00%, 1/15/38	15,000	9
Target Corp., 5.375%, 5/1/17	35,000	32
Target Corp., 6.50%, 10/15/37	20,000	17

Total		587

Telecommunications (0.6%)
AT&T Corp., 8.00%, 11/15/31	200,000	251
British Telecommunications PLC, 9.125%, 12/15/30	35,000	37
Deutsche Telekom International Finance BV, 5.75%, 3/23/16	35,000	33
Embarq Corp., 6.738%, 6/1/13	50,000	42
Embarq Corp., 7.082%, 6/1/16	35,000	27
Embarq Corp., 7.995%, 6/1/36	10,000	7
France Telecom SA, 8.50%, 3/1/31	55,000	69
Rogers Communications, Inc., 6.80%, 8/15/18	50,000	50
Rogers Wireless, Inc., 6.375%, 3/1/14	50,000	48

	Investment Grade Segment (8.2%)	Shares/ $ Par	Value $ (000’s)
	Telecommunications continued
	Sprint Capital Corp., 8.375%, 3/15/12	295,000	236
	Sprint Capital Corp., 8.75%, 3/15/32	30,000	20
	Telecom Italia Capital SA, 4.00%, 1/15/10	130,000	120
	Telecom Italia Capital SA, 6.20%, 7/18/11	100,000	89
	Verizon Communications, Inc., 5.85%, 9/15/35	80,000	80
	Verizon Communications, Inc., 6.10%, 4/15/18	115,000	115
	Verizon Communications, Inc., 8.95%, 3/1/39	30,000	39

	Total		1,263

	Tobacco (0.1%)
	Altria Group, Inc., 9.70%, 11/10/18	35,000	38
	Altria Group, Inc., 9.95%, 11/10/38	40,000	43
	Philip Morris International, Inc., 5.65%, 5/16/18	40,000	40
	Philip Morris International, Inc., 6.375%, 5/16/38	30,000	31
	Reynolds American, Inc., 6.75%, 6/15/17	15,000	12
	Reynolds American, Inc., 7.25%, 6/15/37	15,000	10
	Reynolds American, Inc., 7.625%, 6/1/16	115,000	96

	Total		270

	Vehicle Parts (0.1%)
	Johnson Controls, Inc., 5.25%, 1/15/11	45,000	41
	Johnson Controls, Inc., 5.50%, 1/15/16	45,000	35
	Johnson Controls, Inc., 6.00%, 1/15/36	30,000	19

	Total		95

	Yankee Sovereign (0.1%)
	Mexico Government International Bond, 5.625%, 1/15/17	110,000	110
	Mexico Government International Bond, 6.05%, 1/11/40	25,000	24

	Total		134

	Total Investment Grade Segment (Cost: $18,300)		16,472

	Governments (3.8%)
	Governments (3.8%)
	Federal Home Loan Mortgage Corp., 4.875%, 6/13/18	1,956,000	2,248
(n)	Overseas Private Investment, 4.10%, 11/15/14	75,120	74
(e)	Tennesse Valley Authority Stripped, 0.00%, 4/15/42	1,000,000	880
	US Department of Housing & Urban Development, 6.08%, 8/1/13	100,000	110
	US Treasury, 1.50%, 10/31/10	350,000	355
	US Treasury, 2.75%, 10/31/13	1,480,000	1,573
	US Treasury, 3.75%, 11/15/18	5,000	6
	US Treasury, 4.00%, 8/15/18	335,000	387
	US Treasury, 4.375%, 2/15/38	200,000	268
	US Treasury, 5.25%, 2/15/29	986,000	1,308
	US Treasury Inflation Index Bond, 2.00%, 4/15/12	167,618	163
	US Treasury Inflation Index Bond, 2.625%, 7/15/17	288,503	296

	Total Governments (Cost: $7,091)		7,668

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio	179

Asset Allocation Portfolio

	Municipal Bonds (0.3%)	Shares/ $ Par	Value $ (000’s)
	Municipal Bonds (0.3%)
	Indiana Finance Authority Environmental Facillities, Series 2006A, 4.47%, 9/1/41 RB, AMBAC	555,000	555

	Total Municipal Bonds (Cost: $555)		555

	Structured Products (14.1%)
	Structured Products (14.1%)
	AEP Texas Central Transition Funding LLC, Series 2006-A, Class A5, 5.306%, 7/1/21	1,183,000	1,056
	Asset Securitization Corp., Series 1997-D5, Class PS1, 1.418%, 2/14/43 IO	2,893,344	81
	Banc of America Alternative Loan Trust, Series 2006-3, Class 1CB1, 6.00%, 4/25/36	98,427	47
	Banc of America Alternative Loan Trust, Series 2006-4, Class 4CB1, 6.50%, 5/25/46	117,258	57
	Banc of America Commercial Mortgage, Inc., Series 2007-2, Class A4, 5.658%, 4/10/49	724,000	550
	Banc of America Commercial Mortgage, Inc., Series 2007-3, Class A4, 5.688%, 6/10/49	151,000	110
	Banc of America Funding Corp., Series 2007-1, Class TA1A, 0.531%, 1/25/37	137,218	65
	Banc of America Funding Corp., Series 2007-4, Class TA1A, 0.561%, 5/25/37	197,670	172
	Banc of America Mortgage Securities, Inc., Series 2004-G, Class 2A6, 4.648%, 8/25/34	288,000	277
	CenterPoint Energy Transition Bond Co. LLC, 5.17%, 8/1/19	140,000	141
	Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A4, 5.70%, 12/10/49	336,000	253
	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM2, Class 2CB1, 5.50%, 8/25/34	47,023	41
	Citigroup Mortgage Loan Trust, Inc., Series 2005-1, Class 3A1, 6.50%, 4/25/35	69,238	66
	Countrywide Alternative Loan Trust, Series 2003-J1, Class 1A8, 5.25%, 10/25/33	1,144,902	914
	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-31, Class 2A1, 5.471%, 1/25/36	71,170	51
	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-7, Class 6A1, 5.50%, 8/25/20	147,496	137
(n)	Credit Suisse Mortgage Capital Certificates, Series 2007-5, Class 3A9, 6.00%, 8/25/37	131,072	89

	Structured Products (14.1%)	Shares/ $ Par	Value $ (000’s)
	Structured Products continued
(n)	Credit Suisse Mortgage Capital Certificates, Series 2007-5, Class 3A19, 6.00%, 8/25/37	143,728	105
	Federal Home Loan Mortgage Corp., 4.00%, 10/1/20	118,668	120
	Federal Home Loan Mortgage Corp., 4.50%, 5/1/19	166,406	171
	Federal Home Loan Mortgage Corp., 4.50%, 7/1/20	376,526	386
	Federal Home Loan Mortgage Corp., Series 3065, Class TN, 4.50%, 10/15/33	101,732	104
	Federal Home Loan Mortgage Corp., 5.00%, 11/1/19	242,926	250
	Federal Home Loan Mortgage Corp., 5.00%, 2/1/20	31,719	33
	Federal Home Loan Mortgage Corp., 5.00%, 5/1/20	125,157	129
	Federal Home Loan Mortgage Corp., 5.00%, 10/1/20	135,860	140
	Federal Home Loan Mortgage Corp., 5.50%, 9/1/19	45,576	47
	Federal Home Loan Mortgage Corp., 5.50%, 11/1/19	134,942	140
	Federal Home Loan Mortgage Corp., 5.50%, 12/1/19	25,317	26
	Federal Home Loan Mortgage Corp., 5.50%, 3/1/20	185,305	191
	Federal Home Loan Mortgage Corp., 5.50%, 4/1/22	483,840	499
	Federal Home Loan Mortgage Corp., 5.50%, 6/1/35	123,769	127
	Federal Home Loan Mortgage Corp., 5.50%, 5/1/37	741,107	759
	Federal Home Loan Mortgage Corp., Series K001, Class A2, 5.651%, 4/25/16	410,893	428
	Federal Home Loan Mortgage Corp., Series 2840, Class LK, 6.00%, 11/15/17	156,156	162
	Federal Home Loan Mortgage Corp., Series 2439, Class LH, 6.00%, 4/15/32	125,000	129
	Federal Home Loan Mortgage Corp., 6.00%, 8/1/37	170,636	176
	Federal National Mortgage Association, 4.50%, 6/1/19	323,538	332
	Federal National Mortgage Association, 4.50%, 12/1/19	38,553	40
	Federal National Mortgage Association, 4.50%, 7/1/20	199,120	204
	Federal National Mortgage Association, 5.00%, 3/1/20	154,013	159
	Federal National Mortgage Association, 5.00%, 4/1/20	61,016	63

The Accompanying Notes are an Integral Part of the Financial Statements.

180	Asset Allocation Portfolio

Asset Allocation Portfolio

Structured Products (14.1%)	Shares/ $ Par	Value $ (000’s)
Structured Products continued
Federal National Mortgage Association, 5.00%, 5/1/20	250,893	259
Federal National Mortgage Association, 5.00%, 11/1/34	886,823	907
Federal National Mortgage Association, 5.00%, 4/1/35	132,929	136
Federal National Mortgage Association, 5.00%, 7/1/35	372,973	381
Federal National Mortgage Association, 5.00%, 10/1/35	65,971	67
Federal National Mortgage Association, 5.32%, 4/1/14	135,660	141
Federal National Mortgage Association, 5.38%, 1/1/17	151,000	156
Federal National Mortgage Association, 5.50%, 4/1/21	145,179	150
Federal National Mortgage Association, 5.50%, 10/1/34	488,846	502
Federal National Mortgage Association, 5.50%, 3/1/35	160,002	165
Federal National Mortgage Association, 5.50%, 7/1/35	64,777	66
Federal National Mortgage Association, 5.50%, 8/1/35	110,652	114
Federal National Mortgage Association, 5.50%, 9/1/35	1,089,464	1,118
Federal National Mortgage Association, 5.50%, 10/1/35	1,193,355	1,225
Federal National Mortgage Association, 5.50%, 11/1/35	829,921	852
Federal National Mortgage Association, 5.50%, 2/1/37	738,830	758
Federal National Mortgage Association, 5.50%, 2/1/38	2,000,736	2,054
Federal National Mortgage Association, 5.50%, 4/1/38	2,894,453	2,970
Federal National Mortgage Association, 6.00%, 10/1/34	425,456	439
Federal National Mortgage Association, 6.00%, 11/1/34	318,891	329
Federal National Mortgage Association, 6.00%, 5/1/35	14,575	15
Federal National Mortgage Association, 6.00%, 6/1/35	3,147	3
Federal National Mortgage Association, 6.00%, 7/1/35	170,266	176
Federal National Mortgage Association, 6.00%, 10/1/35	143,006	147
Federal National Mortgage Association, 6.00%, 11/1/35	276,684	285
Federal National Mortgage Association, 6.00%, 9/1/36	125,829	130
Federal National Mortgage Association, Series 2002-W4, Class A4, 6.25%, 5/25/42	353,331	362

	Structured Products (14.1%)	Shares/ $ Par	Value $ (000’s)
	Structured Products continued
	Federal National Mortgage Association, 6.50%, 12/1/37	1,060,116	1,102
	Federal National Mortgage Association Aces, Series 2006-M1, Class C, 5.355%, 2/25/16	555,000	577
(n)	Final Maturity Amortizing Notes, Series 2004- 1, Class 1, 4.45%, 8/25/12	361,067	363
	First Horizon Alternative Mortgage Securities, Series 2004-FA1, Class 1A1, 6.25%, 10/25/34	192,294	163
	Greenwich Capital Commerical Funding Corp., Series 2006-FL4A, Class A1, 1.98%, 11/5/21 144A	40,134	30
	Louisiana Public Facilities Authority, Series 2008, 6.65%, 8/1/20 RB	150,000	147
	Massachusetts RRB Special Purpose Trust, Series 2001-1, Class A, 6.53%, 6/1/15	75,537	78
	MASTR Asset Securitization Trust, Series 2003-12, Class 1A1, 5.25%, 12/25/24	68,592	66
	Merrill Lynch Alternative Note Asset, Series 2007-A1, Class A2A, 0.541%, 1/25/37	190,784	100
	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-7, Class A4, 5.749%, 6/12/50	147,000	104
	Nordstrom Private Label Credit Card Master Note Trust, Series 2007-1A, Class A, 4.92%, 5/15/13 144A	387,000	369
	TBW Mortgage Backed Pass Through Certificates, Series 2007-1, Class A1, 0.561%, 3/25/37	154,594	136
	Thornburg Mortgage Securities Trust, Series 2006-5, Class A1, 0.591%, 9/25/46	174,926	145
	Thornburg Mortgage Securities Trust, Series 2006-1, Class A3, 0.641%, 1/25/09	438,694	437
	Thornburg Mortgage Securities Trust, Series 2007-1, Class A1, 1.505%, 3/25/37	126,881	105
	Thornburg Mortgage Securities Trust, Series 2007-2, Class A3A, 1.525%, 6/25/37	206,520	172
	Washington Mutual Alternative Mortgage Pass-Through Certficates, Series 2006-6, Class 4A, 6.708%, 11/25/34	78,265	67
	Washington Mutual Commercial Mortgage Securities Trust, Series 2003-C1A, Class A, 3.83%, 1/25/35 144A	130,379	124
	Wells Fargo Mortgage Backed Securities, Series 2006-2, Class 1A1, 5.00%, 3/25/36	166,468	128

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio	181

Asset Allocation Portfolio

	Structured Products (14.1%)	Shares/ $ Par	Value $ (000’s)
	Structured Products continued
	Wells Fargo Mortgage Backed Securities Trust, Series 2004-N, Class A6, 4.00%, 8/25/34	437,000	417
	Wells Fargo Mortgage Backed Securities Trust, Series 2005-1, Class 2A1, 5.00%, 1/25/20	80,793	78
	Wells Fargo Mortgage Backed Securities Trust, Series 2005-7, Class A1, 5.25%, 9/25/35	251,482	215
	Wells Fargo Mortgage Backed Securities Trust, Series 2005-11, Class 1A1, 5.50%, 11/25/35	217,940	185

	Total Structured Products (Cost: $28,744)		28,242

	Below Investment Grade Segment (7.4%)
	Aerospace/Defense (0.3%)
	BE Aerospace, Inc., 8.50%, 7/1/18	53,000	48
	Bombardier, Inc., 8.00%, 11/15/14 144A	55,000	48
	DRS Technologies, Inc., 7.625%, 2/1/18	55,000	55
	Hawker Beechcraft Acquisition Co. LLC/Hawker Beechcraft Notes Co., 8.50%, 4/1/15	32,000	13
(c)	Hawker Beechcraft Acquisition Co. LLC/Hawker Beechcraft Notes Co., 8.875%, 4/1/15	72,000	24
	Hawker Beechcraft Acquisition Co. LLC/Hawker Beechcraft Notes Co., 9.75%, 4/1/17	65,000	18
	L-3 Communications Corp., 6.375%, 10/15/15	410,000	383
	L-3 Communications Corp., 7.625%, 6/15/12	105,000	103

	Total		692

	Autos/Vehicle Parts (0.2%)
	American Axle & Manufacturing, Inc., 7.875%, 3/1/17	80,000	25
	Cooper Tire & Rubber Co., 8.00%, 12/15/19	60,000	27
	Ford Motor Co., 7.45%, 7/16/31	215,000	60
	Ford Motor Credit Co. LLC, 8.00%, 12/15/16	45,000	29
	Ford Motor Credit Co. LLC, 8.625%, 11/1/10	55,000	42
	Ford Motor Credit Co. LLC, 9.875%, 8/10/11	225,000	166
	General Motors Corp., 7.20%, 1/15/11	55,000	12
	General Motors Corp., 8.375%, 7/15/33	150,000	26
	Lear Corp., 5.75%, 8/1/14	25,000	9
	Lear Corp., 8.75%, 12/1/16	39,000	11
	Visteon Corp., 8.25%, 8/1/10	75,000	23
	Visteon Corp., 12.25%, 12/31/16 144A	90,000	22

	Total		452

	Basic Materials (0.6%)
	Ball Corp., 6.625%, 3/15/18	55,000	49
	Berry Plastics Holding Corp., 8.875%, 9/15/14	40,000	17
	Cascades, Inc., 7.25%, 2/15/13	35,000	18
	Crown Americas LLC/Crown Americas Capital Corp., 7.625%, 11/15/13	36,000	36
	Crown Americas LLC/Crown Americas Capital Corp., 7.75%, 11/15/15	50,000	50
	FMG Finance Property, Ltd., 10.625%, 9/1/16 144A	185,000	107

Below Investment Grade Segment (7.4%)	Shares/ $ Par	Value $ (000’s)
Basic Materials continued
Freeport-McMoRan Copper & Gold, Inc., 8.25%, 4/1/15	135,000	115
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/17	210,000	172
Georgia-Pacific LLC, 7.00%, 1/15/15 144A	137,000	117
Georgia-Pacific LLC, 7.125%, 1/15/17 144A	52,000	44
Graphic Packaging International, Inc., 9.50%, 8/15/13	65,000	45
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 9.75%, 11/15/14	145,000	41
Huntsman International LLC, 7.375%, 1/1/15	55,000	29
Huntsman LLC, 11.50%, 7/15/12	50,000	40
Invista, 9.25%, 5/1/12 144A	55,000	39
Momentive Performance Materials, Inc., 9.75%, 12/1/14	75,000	32
The Mosaic Co., 7.625%, 12/1/16 144A	40,000	32
NewPage Corp., 10.00%, 5/1/12	60,000	26
Norampac Industries, Inc., 6.75%, 6/1/13	45,000	20
Novelis, Inc., 7.25%, 2/15/15	162,000	94
Peabody Energy Corp., 7.375%, 11/1/16	15,000	14
Peabody Energy Corp., 7.875%, 11/1/26	90,000	74
Smurfit-Stone Container Enterprises, Inc., 8.375%, 7/1/12	50,000	8
Texas Industries, Inc., 7.25%, 7/15/13 144A	35,000	27

Total		1,246

Capital Goods (0.2%)
Case New Holland, Inc., 7.125%, 3/1/14	100,000	71
Da-Lite Screen Co., Inc., 9.50%, 5/15/11	45,000	40
RSC Equipment Rental, Inc., 9.50%, 12/1/14	88,000	48
SPX Corp., 7.625%, 12/15/14 144A	75,000	65
Terex Corp., 8.00%, 11/15/17	85,000	72
United Rentals North America, Inc., 6.50%, 2/15/12	25,000	20

Total		316

Consumer Products/Retailing (0.3%)
Education Management LLC/Education Management Finance Corp., 10.25%, 6/1/16	135,000	98
GameStop Corp./GameStop, Inc., 8.00%, 10/1/12	80,000	74
Levi Strauss & Co., 8.875%, 4/1/16	90,000	61
The Neiman Marcus Group, Inc., 10.375%, 10/15/15	55,000	24
New Albertson’s, Inc., 7.25%, 5/1/13	70,000	59
Oxford Industries, Inc., 8.875%, 6/1/11	118,000	89
Phillips-Van Heusen Corp., 8.125%, 5/1/13	50,000	41
Rite Aid Corp., 7.50%, 3/1/17	86,000	56
Rite Aid Corp., 8.625%, 3/1/15	31,000	11
Rite Aid Corp., 9.375%, 12/15/15	45,000	16
Rite Aid Corp., 10.375%, 7/15/16	35,000	26
SUPERVALU, Inc., 7.50%, 11/15/14	80,000	65
Warnaco, Inc., 8.875%, 6/15/13	45,000	41

Total		661

Energy (1.2%)
Basic Energy Services, Inc., 7.125%, 4/15/16	95,000	54
Chaparral Energy, Inc., 8.875%, 2/1/17	90,000	18
Chesapeake Energy Corp., 6.375%, 6/15/15	58,000	46
Chesapeake Energy Corp., 6.625%, 1/15/16	99,000	78
Chesapeake Energy Corp., 7.25%, 12/15/18	55,000	43
Chesapeake Energy Corp., 7.50%, 9/15/13	45,000	39
Chesapeake Energy Corp., 7.625%, 7/15/13	45,000	39

The Accompanying Notes are an Integral Part of the Financial Statements.

182	Asset Allocation Portfolio

Asset Allocation Portfolio

Below Investment Grade Segment (7.4%)	Shares/ $ Par	Value $ (000’s)
Energy continued
Cie Generale de Geophysique-Veritas, 7.50%, 5/15/15	33,000	20
Cie Generale de Geophysique-Veritas, 7.75%, 5/15/17	55,000	32
Cimarex Energy Co., 7.125%, 5/1/17	80,000	62
Complete Production Services, Inc., 8.00%, 12/15/16	60,000	38
Connacher Oil and Gas, Ltd., 10.25%, 12/15/15 144A	60,000	24
Denbury Resources, Inc., 7.50%, 12/15/15	60,000	43
El Paso Corp., 7.00%, 6/15/17	110,000	86
El Paso Corp., 7.25%, 6/1/18	90,000	71
El Paso Corp., 7.75%, 1/15/32	90,000	58
Forest Oil Corp., 7.25%, 6/15/19 144A	35,000	26
Forest Oil Corp., 7.25%, 6/15/19	55,000	40
Helix Energy Solutions Group, Inc., 9.50%, 1/15/16 144A	100,000	53
Key Energy Services, Inc., 8.375%, 12/1/14	85,000	56
Kinder Morgan Finance Co. ULC, 5.35%, 1/5/11	220,000	196
Kinder Morgan Finance Co. ULC, 5.70%, 1/5/16	50,000	37
Linn Energy LLC, 9.875%, 7/1/18 144A	55,000	32
Mariner Energy, Inc., 8.00%, 5/15/17	74,000	39
Newfield Exploration Co., 6.625%, 9/1/14	15,000	12
Newfield Exploration Co., 6.625%, 4/15/16	65,000	52
Newfield Exploration Co., 7.125%, 5/15/18	40,000	32
OPTI Canada, Inc., 8.25%, 12/15/14	135,000	73
Petrohawk Energy Corp., 7.875%, 6/1/15 144A	70,000	52
Petrohawk Energy Corp., 9.125%, 7/15/13	113,000	92
Petroplus Finance, Ltd., 6.75%, 5/1/14 144A	51,000	32
Petroplus Finance, Ltd., 7.00%, 5/1/17 144A	42,000	26
Plains Exploration & Production Co., 7.00%, 3/15/17	55,000	38
Plains Exploration & Production Co., 7.625%, 6/1/18	35,000	24
Plains Exploration & Production Co., 7.75%, 6/15/15	75,000	57
Range Resources Corp., 6.375%, 3/15/15	72,000	58
Range Resources Corp., 7.25%, 5/1/18	10,000	8
Range Resources Corp., 7.50%, 5/15/16	15,000	13
SandRidge Energy, Inc., 8.00%, 6/1/18 144A	35,000	19
SESI LLC, 6.875%, 6/1/14	85,000	65
Sonat, Inc., 7.625%, 7/15/11	25,000	23
Southwestern Energy Co., 7.50%, 2/1/18 144A	70,000	61
Targa Resources Partners LP, 8.25%, 7/1/16 144A	40,000	25
Tesoro Corp., 6.25%, 11/1/12	160,000	110
Tesoro Corp., 6.625%, 11/1/15	175,000	102
W&T Offshore, Inc., 8.25%, 6/15/14 144A	85,000	46
Whiting Petroleum Corp., 7.25%, 5/1/13	108,000	77

Total		2,327

Financials (0.3%)
E*TRADE Financial Corp., 7.375%, 9/15/13	5,000	2
E*TRADE Financial Corp., 7.875%, 12/1/15	100,000	36
E*TRADE Financial Corp., 8.00%, 6/15/11	110,000	50
General Motors Acceptance Corp. LLC, 7.25%, 3/2/11	205,000	174
General Motors Acceptance Corp. LLC, 7.75%, 1/19/10	40,000	36
General Motors Acceptance Corp. LLC, 8.00%, 11/1/31 144A	113,000	67

	Below Investment Grade Segment (7.4%)	Shares/ $ Par	Value $ (000’s)
	Financials continued
	International Lease Finance Corp., 5.875%, 5/1/13	30,000	20
	LaBranche & Co., Inc., 11.00%, 5/15/12	38,000	33
	Nuveen Investments, Inc., 10.50%, 11/15/15 144A	65,000	15
	Wells Fargo Capital XV, 9.75%, 12/29/49	115,000	116

	Total		549

	Foods (0.3%)
	Constellation Brands, Inc., 7.25%, 9/1/16	170,000	161
	Constellation Brands, Inc., 7.25%, 5/15/17	70,000	66
	Constellation Brands, Inc., 8.375%, 12/15/14	40,000	38
(d)	Pilgrim’s Pride Corp., 7.625%, 5/1/15	69,000	19
	Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 9.25%, 4/1/15	55,000	35
	Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 10.625%, 4/1/17	110,000	59
	Smithfield Foods, Inc., 7.75%, 5/15/13	138,000	89
	Smithfield Foods, Inc., 7.75%, 7/1/17	60,000	34

	Total		501

	Gaming/Leisure/Lodging (0.7%)
	AMC Entertainment, Inc., 11.00%, 2/1/16	54,000	38
	Caesars Entertainment, Inc., 7.875%, 3/15/10	60,000	40
	Caesars Entertainment, Inc., 8.125%, 5/15/11	135,000	66
	Felcor Lodging LP, 8.50%, 6/1/11	83,000	61
	Harrah’s Operating Co., Inc., 5.50%, 7/1/10	55,000	35
	Harrah’s Operating Co., Inc., 10.75%, 2/1/16 144A	205,000	58
	The Hertz Corp., 8.875%, 1/1/14	60,000	37
	Host Hotels & Resorts LP, 7.125%, 11/1/13	210,000	169
	Las Vegas Sands Corp., 6.375%, 2/15/15	150,000	87
	Mandalay Resort Group, 9.375%, 2/15/10	50,000	36
	Mashantucket Western Pequot Tribe, 8.50%, 11/15/15 144A	110,000	43
	MGM MIRAGE, 7.50%, 6/1/16	145,000	92
	MGM MIRAGE, Inc., 6.75%, 9/1/12	105,000	73
	MGM MIRAGE, Inc., 8.375%, 2/1/11	85,000	51
	Mohegan Tribal Gaming Authority, 6.875%, 2/15/15	95,000	48
	Mohegan Tribal Gaming Authority, 8.00%, 4/1/12	30,000	18
	Royal Caribbean Cruises, Ltd., 7.00%, 6/15/13	160,000	91
	Seminole Hard Rock Entertainment, Inc., 4.496%, 3/15/14 144A	45,000	23
	Station Casinos, Inc., 6.00%, 4/1/12	120,000	24
	Station Casinos, Inc., 6.625%, 3/15/18	45,000	3
	Station Casinos, Inc., 6.875%, 3/1/16	45,000	3
	Universal City Development Partners, 11.75%, 4/1/10	44,000	28
	Universal City Florida Holding Co. I & II, 8.375%, 5/1/10	33,000	15
	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 6.625%, 12/1/14	325,000	246

	Total		1,385

	Health Care/Pharmaceuticals (0.7%)
(c)	Biomet, Inc., 10.375%, 10/15/17	165,000	130
	Catalent Pharma Solutions, Inc., 9.50%, 4/15/15	79,000	30
	CHS/Community Health Systems, Inc., 8.875%, 7/15/15	210,000	193
	DaVita, Inc., 7.25%, 3/15/15	85,000	81
	FMC Finance III SA, 6.875%, 7/15/17	105,000	98

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio	183

Asset Allocation Portfolio

	Below Investment Grade Segment (7.4%)	Shares/ $ Par	Value $ (000’s)
	Health Care/Pharmaceuticals continued
	Fresenius Medical Care Capital Trust IV, 7.875%, 6/15/11	30,000	28
	HCA, Inc., 6.75%, 7/15/13	75,000	47
	HCA, Inc., 9.125%, 11/15/14	58,000	54
	HCA, Inc., 9.25%, 11/15/16	233,000	214
(c)	HCA, Inc., 9.625%, 11/15/16	87,000	68
	Health Management Associates, Inc., 6.125%, 4/15/16	85,000	53
	Senior Housing Properties Trust, 8.625%, 1/15/12	45,000	39
	Service Corp. International, 6.75%, 4/1/15	70,000	55
	Service Corp. International, 6.75%, 4/1/16	60,000	46
	Service Corp. International, 7.375%, 10/1/14	15,000	13
	Tenet Healthcare Corp., 7.375%, 2/1/13	85,000	61
	Tenet Healthcare Corp., 9.875%, 7/1/14	85,000	68
	Ventas Realty LP/Ventas Capital Corp., 6.50%, 6/1/16	80,000	59
	Ventas Realty LP/Ventas Capital Corp., 9.00%, 5/1/12	50,000	44

	Total		1,381

	Media (0.6%)
	CCH I Holdings LLC/CCH I Holdings Capital Corp., 11.00%, 10/1/15	205,000	32
	CCH I Holdings LLC/CCH I Holdings Capital Corp., 11.75%, 5/15/14	75,000	4
	CCH II LLC/CCH II Capital Corp., 10.25%, 9/15/10	70,000	31
	CSC Holdings, Inc., 7.625%, 4/1/11	150,000	141
	CSC Holdings, Inc., 7.875%, 2/15/18	132,000	104
	Dex Media, Inc., 8.00%, 11/15/13	100,000	18
	DirecTV Holdings LLC/DirecTV Financing Co., 7.625%, 5/15/16	150,000	145
	EchoStar DBS Corp., 7.00%, 10/1/13	145,000	126
	EchoStar DBS Corp., 7.125%, 2/1/16	85,000	71
	EchoStar DBS Corp., 7.75%, 5/31/15	105,000	89
	Kabel Deutschland GmbH, 10.625%, 7/1/14	90,000	80
	Lamar Media Corp., 6.625%, 8/15/15	125,000	90
	LIN Television Corp., 6.50%, 5/15/13	60,000	29
	Mediacom Broadband LLC/Mediacom Broadband Corp., 8.50%, 10/15/15	85,000	55
	Mediacom LLC/Mediacom Capital Corp., 7.875%, 2/15/11	30,000	23
	Quebecor Media, Inc., 7.75%, 3/15/16	90,000	61
	R.H. Donnelley Corp., 6.875%, 1/15/13	65,000	9
	R.H. Donnelley Corp., 8.875%, 10/15/17	30,000	5
(c)	Univision Communications, Inc., 9.75%, 3/15/15 144A	95,000	12
	Videotron Ltee, 6.375%, 12/15/15	25,000	20
	Videotron Ltee, 6.875%, 1/15/14	70,000	62
	Videotron Ltee, 9.125%, 4/15/18 144A	15,000	14

	Total		1,221

	Real Estate (0.1%)
	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 7.125%, 2/15/13	110,000	76
	The Rouse Co. LP, 7.20%, 9/15/12	85,000	29

	Total		105

	Services (0.1%)
	Allied Waste North America, Inc., 6.125%, 2/15/14	40,000	37
	Allied Waste North America, Inc., 7.25%, 3/15/15	70,000	65

	Below Investment Grade Segment (7.4%)	Shares/ $ Par	Value $ (000’s)
	Services continued
	Crum & Forster Holdings Corp., 7.75%, 5/1/17	64,000	45
	UnumProvident Finance Co. PLC, 6.85%, 11/15/15 144A	60,000	49
	WCA Waste Corp., 9.25%, 6/15/14	65,000	48

	Total		244

	Technology (0.3%)
	Expedia, Inc., 8.50%, 7/1/16 144A	10,000	7
	First Data Corp., 9.875%, 9/24/15	100,000	60
	Flextronics International, Ltd., 6.50%, 5/15/13	75,000	59
	Freescale Semiconductor, Inc., 8.875%, 12/15/14	80,000	35
(c)	Freescale Semiconductor, Inc., 9.125%, 12/15/14	99,000	23
	Iron Mountain, Inc., 7.75%, 1/15/15	70,000	63
	Iron Mountain, Inc., 8.00%, 6/15/20	115,000	92
	Nortel Networks, Ltd., 10.75%, 7/15/16 144A	85,000	22
	Sabre Holdings Corp., 8.35%, 3/15/16	75,000	17
	STATS ChipPAC, Ltd., 6.75%, 11/15/11	43,000	32
	STATS ChipPAC, Ltd., 7.50%, 7/19/10	50,000	41
	Sungard Data Systems, Inc., 10.625%, 5/15/15 144A	65,000	56
	SunGard Data Systems, Inc., 9.125%, 8/15/13	45,000	39
	Travelport LLC, 11.875%, 9/1/16	20,000	6
	Unisys Corp., 8.00%, 10/15/12	60,000	17

	Total		569

	Telecommunications (0.5%)
(c)	ALLTEL Communications LLC, 10.375%, 12/1/17 144A	85,000	95
	American Tower Corp., 7.00%, 10/15/17 144A	65,000	58
	Cricket Communications, Inc., 10.00%, 7/15/15 144A	35,000	32
	Frontier Communications Corp., 9.00%, 8/15/31	165,000	104
	Frontier Communications Corp., 9.25%, 5/15/11	145,000	138
	Intelsat Corp., 9.25%, 8/15/14 144A	55,000	51
	Intelsat Jackson Holdings, Ltd., 11.25%, 6/15/16	55,000	50
	Intelsat, Ltd., 7.625%, 4/15/12	55,000	37
	Qwest Corp., 6.50%, 6/1/17	85,000	63
	Qwest Corp., 7.50%, 10/1/14	16,000	13
	Qwest Corp., 7.625%, 6/15/15	55,000	45
	Qwest Corp., 7.875%, 9/1/11	67,000	62
	Rogers Wireless, Inc., 8.00%, 12/15/12	74,000	71
	Sprint Nextel Corp., 6.00%, 12/1/16	100,000	71
	Windstream Corp., 7.00%, 3/15/19	55,000	42
	Windstream Corp., 8.125%, 8/1/13	85,000	78
	Windstream Corp., 8.625%, 8/1/16	95,000	84

	Total		1,094

	Transportation (0.2%)
	American Railcar Industries, Inc., 7.50%, 3/1/14	25,000	16
	Kansas City Southern de Mexico SAB de CV, 7.375%, 6/1/14	95,000	78
	Kansas City Southern de Mexico SAB de CV, 7.625%, 12/1/13	35,000	29
	Kansas City Southern de Mexico SAB de CV, 9.375%, 5/1/12	67,000	61
	Stena AB, 7.50%, 11/1/13	215,000	142

	Total		326

The Accompanying Notes are an Integral Part of the Financial Statements.

184	Asset Allocation Portfolio

Asset Allocation Portfolio

	Below Investment Grade Segment (7.4%)	Shares/ $ Par	Value $ (000’s)
	Utilities (0.8%)
	The AES Corp., 7.75%, 10/15/15	110,000	92
	The AES Corp., 8.00%, 10/15/17	65,000	53
	The AES Corp., 8.00%, 6/1/20 144A	55,000	43
	Aquila, Inc., 7.95%, 2/1/11	6,000	6
	Aquila, Inc., 11.875%, 7/1/12	55,000	56
	Dynegy Holdings, Inc., 7.50%, 6/1/15	100,000	70
	Dynegy Holdings, Inc., 7.75%, 6/1/19	65,000	45
	Dynegy Holdings, Inc., 8.375%, 5/1/16	110,000	78
	Edison Mission Energy, 7.00%, 5/15/17	125,000	109
	Edison Mission Energy, 7.20%, 5/15/19	149,000	122
	Elwood Energy LLC, 8.159%, 7/5/26	90,601	62
	Energy Future Holdings Corp., 10.875%, 11/1/17 144A	85,000	60
	Indiantown Cogeneration LP, 9.77%, 12/15/20	130,000	103
	Mirant Americas Generation LLC, 8.50%, 10/1/21	165,000	125
	NRG Energy, Inc., 7.25%, 2/1/14	65,000	61
	NRG Energy, Inc., 7.375%, 2/1/16	45,000	42
	NRG Energy, Inc., 7.375%, 1/15/17	66,000	61
	NSG Holdings LLC/NSG Holdings, Inc., 7.75%, 12/15/25 144A	81,000	63
	NV Energy, Inc., 8.625%, 3/15/14	27,000	24
	Reliant Energy, Inc., 7.625%, 6/15/14	145,000	120
	Texas Competitive Electric Holdings Co. LLC, 10.50%, 11/1/15 144A	350,000	248

	Total		1,643

	Total Below Investment Grade Segment (Cost: $20,435)		14,712

	Preferred Stocks (0.0%)

	Financials (0.0%)
(n)*	Preferred Blocker, Inc., 9.00%, 12/31/49 144A	44	11

	Total		11

	Total Preferred Stocks (Cost: $11)		11

	Short-Term Investments (20.7%)

	Electric Utilities (1.5%)

	Duke Energy Corp., 4.00%, 1/5/09	3,000,000	2,999

	Total		2,999

	Federal Government & Agencies (6.0%)

(b)	Federal Home Loan Bank, 0.38%, 1/15/09	5,900,000	5,899
(b)	Federal Home Loan Bank, 0.47%, 3/13/09	3,000,000	3,000
(b)	Federal Home Loan Bank, 0.65%, 3/13/09	3,000,000	3,000

	Total		11,899

	Short-Term Investments (20.7%)	Shares/ $ Par	Value $ (000’s)
	Finance Services (7.5%)

	Alpine Securitization, 1.25%, 1/8/09	3,000,000	2,999
	Bryant Park Funding LLC, 1.00%, 1/9/09	3,000,000	2,999
(b)	Ciesco LP, 0.20%, 1/12/09	3,000,000	3,000
	Falcon Asset Securitization Co. LLC, 0.20%, 1/27/09	3,000,000	3,000
	Gemini Securitization Corp. LLC, 1.45%, 1/8/09	3,000,000	2,999

	Total		14,997

	Oil and Gas (1.7%)

	Devon Energy Corp., 0.95%, 1/2/09	400,000	400
	Sempra Global, 4.50%, 1/5/09	3,000,000	2,998

	Total		3,398

	Personal Credit Institutions (1.5%)
	HSBC Finance Corp., 1.50%, 1/7/09	3,000,000	2,999

	Total		2,999

	Retail Stores (1.0%)
	Home Depot, Inc., 2.50%, 1/2/09	2,000,000	2,000

	Total		2,000

	Short Term Business Credit (1.5%)

	Liberty Street Funding LLC, 0.55%, 1/12/09	3,000,000	2,999

	Total		2,999

	Total Short-Term Investments (Cost: $41,285)		41,291

	Total Investments (99.0%) (Cost: $237,762)(a)		197,642

	Other Assets, Less Liabilities (1.0%)		1,998

	Net Assets (100.0%)		199,640

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio	185

Asset Allocation Portfolio

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008 the value of these securities (in thousands) was $3,286, representing 1.65% of the net assets.

IO — Interest Only Security

RB — Revenue Bond

AMBAC — American Municipal Bond Assurance Corp.

(a)	At December 31, 2008 the aggregate cost of securities for federal tax purposes (in thousands) was $238,597 and the net unrealized depreciation of investments based on that cost was $40,955 which is comprised of $4,843 aggregate gross unrealized appreciation and $45,798 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
Midcap 400 Index Futures (Long) (Total Notional Value at December 31, 2008, $1,310)	5	3/09	$33
Russell 2000 Mini Index Future (Long) (Total Notional Value at December 31, 2008, $4,555)	95	3/09	174
S&P 500 Index Futures (Long) (Total Notional Value at December 31, 2008, $30,802)	135	3/09	(424)
US Five Year Note Commodity (Long) (Total Notional Value at December 31, 2008, $230)	2	3/09	8
US Long Bond (CBT) Commodity (Short) (Total Notional Value at December 31, 2008, $2,631)	20	3/09	(130)
US Ten Year Treasury Note (Short) (Total Notional Value at December 31, 2008, $4,519)	38	3/09	(259)
US Two Year Treasury Note (Long) (Total Notional Value at December 31, 2008, $5,163)	24	3/09	71

(c)	PIK - Payment In Kind

(d)	Defaulted Security

(e)	Step bond security that presently receives no coupon payments. At the predetermined date the stated coupon rate becomes effective.

(j)	Swap agreements outstanding on December 31, 2008

Total Return Swaps

CounterParty	Reference	Payment Made by the Fund	Payment Received by the Fund	Expiration Date	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
JPMorgan Chase	Russell 2000 Growth Biotechnology Industry Index	3 Month USD- LIBOR -120 Bps	Russell 2000 Growth Biotechnology Industry Index Total Return	12/09	100	$12
JPMorgan Chase	Morgan Stanley Capital International (MSCI) Daily Net Japan	3 Month USD- LIBOR +15 Bps	MSCI Daily Net Japan Total Return	3/09	1,525	47

						$59

(l)	As of December 31, 2008, portfolio securities with an aggregate value of $18,881 (in thousands) were fair valued under procedures adopted by the Board of Directors.

(m)	Amount is less than one thousand.

(n)	At December 31, 2008 portfolio securities with a aggregate value of $660 (in thousands) were valued with reference to securities whose values are more readily available.

The Accompanying Notes are an Integral Part of the Financial Statements.

186	Asset Allocation Portfolio

Benchmark Definitions

The following indices are used to illustrate investment market, sector or style performance or to serve as Portfolio performance comparisons. Unlike the Portfolios, the indices are not professionally managed and do not incur fees or expenses. It is not possible to invest directly in an index.

33%: Barclays Capital Global Aggregate — Credit Component, Hedged USD, Merrill Lynch Global High- Yield BB-B Rated Constrained Index and JPMorgan EMBI Global — The benchmark is an equally weighted blend of the following three indexes: Barclays Capital Global Aggregate —Credit Component, Hedged USD, Merrill Lynch Global High Yield BB-B Rated Constrained Index and JPMorgan EMBI Global. The Barclays Capital Global Aggregate — Credit Component, Hedged USD Index provides a broad-based measure of the global investment grade fixed income markets. The Global High Yield BB-B Rated Constrained Index tracks the performance of below investment grade bonds of corporate issuers domiciled in countries having an investment grade foreign currency long term debt rating (based on a composite of Moody’s, S&P, and Fitch). The Index includes bonds denominated in U.S. dollars, Canadian dollars, sterling, and euro (or euro legacy currency), but excludes all multi-currency denominated bonds. Bonds must be rated below investment grade but at least B3 based on a composite of Moody’s, S&P, and Fitch. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-basis. The index is re-balanced on the last calendar day of the month. JPMorgan EMBI Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, Brady bonds, loans, Eurobonds and local market instruments. This index only tracks the particular region or country.

Asset Allocation Portfolio Blended Composite — The Asset Allocation Portfolio Blended Composite Benchmark is an unmanaged, hypothetical combination of unmanaged indexes that correspond to the Asset Allocation Portfolio’s model allocation and consists of the Russell 1000 Index (50%), the S&P Global ex-US LargeMidCap Index (15%), the Citigroup U.S. Broad Investment Grade Bond Index (25%), and the Citigroup High Yield Cash Pay Index (10%).

Balanced Portfolio Blended Composite — The Balanced Portfolio Blended Composite Benchmark is an unmanaged, hypothetical combination of unmanaged indexes that correspond to the Balanced Portfolio’s model allocation and consists of the Russell 1000 Index (40%), the S&P Global ex-US LargeMidCap Index (10%), the Citigroup U.S. Broad

Investment Grade Bond Index (45%) and the Citigroup High Yield Cash Pay Index (5%).

Barclays Capital U.S. Aggregate 1-3 Years Index — The Barclays Capital U.S. Aggregate 1-3 Years Index is an unmanaged index of publicly issued investment-grade fixed rate debt securities including corporate, U.S. Treasury and government agency securities, mortgage pass-through and asset-backed securities with remaining maturities of one to three years.

Barclays Capital U.S. Aggregate Index — The Barclays Capital U.S. Aggregate Index is an unmanaged index of publicly issued investment-grade fixed-rate debt securities including corporate, U.S. Treasury and government agency securities, mortgage pass-through and asset-backed securities with remaining maturities of at least one year regardless of call features.

Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index — The Barclays Capital U. S. Corporate High Yield 2% Issuer Capped Index is an unmanaged index of U.S. dollar denominated, non-convertible, fixed rate, noninvestment grade debt. Issuers are capped at 2% of the Index. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower.

Barclays Capital Global Credit Hedged USD Index — The Barclays Capital Global Credit Hedged USD Index is an unmanaged index composed of investment grade and high yield credit securities from the Multiverse represented in U.S. Dollars on a hedged bases (Multiverse is the merger of two groups: the Global Aggregate and the Global High Yield).

Barclays Capital Long-Term U.S. Treasury Index — The Barclays Capital Long-Term U.S. Treasury Index is an unmanaged index comprised of fixed-income securities with various maturities greater than 10 years.

Citigroup High Yield Cash Pay Index — The Citigroup High Yield Cash Pay Index is an unmanaged index that captures the performance of below-investment-grade debt issued by corporations domiciled in the United States or Canada. The index includes only cash-pay bonds (bond registered and Rule 144A) with maturities of at least one year, a minimum amount outstanding of US $100 million (subject to an entry criteria of $200 million per issue or $400 million per issuer), and a speculative-grade rating by both Moody’s Investor Service and Standard & Poor’s.

Benchmark Definitions	187

Benchmark Definitions

Citigroup U.S. Broad Investment Grade Bond Index — The Citigroup U.S. Broad Investment Grade Bond Index is an unmanaged index designed to track the performance of bonds issued in the U.S. investment-grade bond market. The index is market-capitalization-weighted and includes institutionally traded U.S. Treasury, government sponsored (U.S. agency and supranational), mortgages, asset-backed, and investment grade (BBB-/Baa3) issues with a maturity of one year or longer.

Citigroup U.S. Inflation-Linked Securities Index — The Citigroup U.S. Inflation-Linked Securities Index is an unmanaged index designed to track the performance of U.S. Treasury and Inflation-Protected Securities (TIPS) with fixed rate coupon payments that are adjusted for inflation as measured by the Consumer Price Index (CPI). The index is market capitalization weighted and includes U.S. Treasury Inflation-Protected issues with a maturity of one year or longer.

Lipper Variable Insurance Products (VIP) Average — Each Lipper Variable Insurance Products (VIP) Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges, and returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

MSCI EAFE (Europe-Australia-Far-East) Index — The MSCI EAFE (“Europe-Australasia-Far East”) Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure developed market equity performance, excluding the U.S. & Canada.

MSCI All Country World (ex-US) Index — The MSCI All Country World (ex-US) Index is an unmanaged, free float- adjusted market capitalization-weighted index that is designed to measure equity performance in the developed and emerging markets, excluding the U.S.

MSCI Emerging Markets Index — The MSCI Emerging Markets Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

Russell 1000 Growth Index — The Russell 1000 Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is an unmanaged, market capitalization-weighted, large cap index that measures the performance of the 1000 largest companies in the Russell 3000 Index (the 3000 largest publicly traded U.S. companies based on total market capitalization and representing approximately 98% of the investible U.S. equity market).

Russell 1000 Value Index — The Russell 1000 Value Index is an unmanaged index that measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged, market capitalization-weighted, large cap index that measures the performance of the 1000 largest companies in the Russell 3000 Index (the 3000 largest publicly traded U.S. companies based on total market capitalization and representing approximately 98% of the investible U.S. equity market).

Russell 2000 Growth Index — The Russell 2000 Growth Index is an unmanaged index that measures the performance of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged, market capitalization- weighted index that measures the performance of the 2000 smallest of the 3000 largest publicly traded U.S. companies, based on total market capitalization.

Russell 2000 Value Index — The Russell 2000 Value Index is an unmanaged index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged, market-capitalization weighted index that measures the performance of the 2000 smallest of the 3000 largest publicly traded U.S. companies, based on total market capitalization.

Russell 2500 Value Index — The Russell 2500 Value Index is an unmanaged index that measures the performance of those companies in the Russell 2500 Index with lower price-to-book ratios and lower forecasted growth values.

Russell 2500 Index — The Russell 2500 Index is an unmanaged index that measures the performance of the 2500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index.

Russell MidCap Growth Index — The Russell MidCap Growth Index is an unmanaged index that measures the performance of the Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. The Russell MidCap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

Russell MidCap Value Index — The Russell MidCap Value Index is an unmanaged index that measures the performance of the Russell MidCap companies with lower price-to-book and lower forecasted growth values. The Russell MidCap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

188	Benchmark Definitions

Benchmark Definitions

S&P 500 Index — The S&P 500® Composite Stock Price Index is an unmanaged, capitalization-weighted index of 500 selected common stocks designed to measure the performance of the broad domestic economy.

S&P Global ex-US LargeMidCap Index — The S&P Global ex-US LargeMidCap Index is an unmanaged, capitalization-weighted index which includes companies in the top 85% of the S&P Global Broad Market Index (BMI) , by capitalization. The S&P Global BMI includes companies in developed and emerging markets (excluding the U.S.) with more than $100 million (USD) of free float capitalization.

S&P MidCap 400 Index — The Standard & Poor’s MidCap 400 Index is an unmanaged, capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market.

S&P SmallCap 600 Index — The Standard & Poor’s SmallCap 600 Index is an unmanaged index of 600 selected common stocks of U.S.-based companies with small market capitalizations.

Benchmark Definitions	189

Statements of Assets and Liabilities

Northwestern Mutual Series Fund, Inc.

December 31, 2008

(in thousands)

	Growth Stock Portfolio	Focused Appreciation Portfolio	Large Cap Core Stock Portfolio	Large Cap Blend Portfolio	Index 500 Stock Portfolio
Assets
Investment, at Value (1)	$406,324	$171,176	$310,375	$29,384	$1,229,006
Cash & Cash Equivalents	7,596	344	70	230	42
Foreign Currency, at Value (2)	—	—	—	—	—
Collateral for Derivative Positions	—	—	—	—	—
Receivables:
Portfolio Shares Sold	142	132	250	5	564
Investment Securities Sold	—	477	—	—	—
Futures Variation Margin	494	—	140	—	354
Outstanding Swap Contracts, at Value	—	—	—	—	—
Foreign Currency Sold	—	—	—	—	—
Due from Investment Advisor	—	—	—	—	—
Prepaid Expenses and Other Assets	—	—	—	—	—
Dividends and Interest	551	—	465	82	2,727

Total Assets	415,107	172,129	311,300	29,701	1,232,693

Liabilities
Payables:
Portfolio Shares Redeemed	271	51	184	1	846
Investment Securities Purchased	859	394	310	284	—
Futures Variation Margin	—	—	—	—	—
Securities Sold Short, at Value	—	—	—	—	—
Outstanding Swap Contracts, at Value	—	—	—	—	—
Foreign Currency Purchased	—	—	—	—	—
Collateral for Securities on Loan (3)	—	—	—	—	—
Investment Advisory Fees	159	117	123	18	216
Accrued Expenses	17	16	18	16	21

Total Liabilities	1,306	578	635	319	1,083

Net Assets	$413,801	$171,551	$310,665	$29,382	$1,231,610

Represented By:
Aggregate Paid in Capital (8), (9)	$544,534	$224,671	$490,627	$50,091	$1,303,199

Undistributed Net Investment Income (Loss)	5,283	—	6,039	3	35,664
Undistributed Accumulated Net Realized Gain (Loss) on Investments	(26,087)	(9,878)	(105,625)	(10,150)	23,973

Net Unrealized Appreciation (Depreciation) of:
Investment Securities	(109,407)	(43,242)	(80,228)	(10,562)	(130,896)
Futures Contracts	(522)	—	(148)	—	(330)
Options Written	—	—	—	—	—
Short Sales	—	—	—	—	—
Swap Contracts	—	—	—	—	—
Foreign Currency Transactions	—	—	—	—	—

Net Assets for Shares Outstanding (9)	$413,801	$171,551	$310,665	$29,382	$1,231,610

Net Asset Value, Offering and Redemption Price per Share	$1 .41	$1 .20	$0 .88	$0 .55	$1 .95

(1) Investments, at Cost	$515,731	$214,418	$390,603	$39,946	$1,359,902
(2) Foreign Currency, at Cost	—	—	—	—	—
(3) Securities on Loan	—	—	—	—	—
(4) Premiums Received on Options Written	—	—	—	—	—
(5) Proceeds Received from Short Sales	—	—	—	—	—
(6) Premiums Paid on Swap Contracts	—	—	—	—	—
(7) Premiums Received from Swap Contracts	—	—	—	—	—
(8) Shares Outstanding	293,045	143,414	354,351	53,893	632,811
(9) Shares Authorized, $.01 Par Value	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

190	Statements of Assets and Liabilities

Large Company Value Portfolio	Domestic Equity Portfolio	Equity Income Portfolio	Mid Cap Growth Stock Portfolio	Index 400 Stock Portfolio	Mid Cap Value Portfolio	Small Cap Growth Stock Portfolio	Index 600 Stock Portfolio	Small Cap Value Portfolio

$28,488	$281,129	$151,252	$705,876	$316,429	$74,129	$281,897	$18,585	$240,508
—	139	128	1	42	281	5,465	1,055	93
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	1,620	—

17	185	108	272	200	77	137	21	108
91	—	—	—	3,636	259	2,661	4	173
14	—	—	295	696	—	179	—	—
—	—	—	—	—	—	781	198	—
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	1	—
—	—	—	—	—	—	—	—	—
65	886	380	356	435	118	196	24	437

28,675	282,339	151,868	706,800	321,438	74,864	291,316	21,508	241,319

—	178	124	551	232	50	190	1	241
71	446	—	10,282	1,604	63	6,340	307	67
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	5	4	—
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—
17	142	86	323	68	53	141	—	174
17	17	17	18	19	17	19	22	20

105	783	227	11,174	1,923	183	6,695	334	502

$28,570	$281,556	$151,641	$695,626	$319,515	$74,681	$284,621	$21,174	$240,817

$46,747	$470,810	$220,590	$967,189	$417,579	$113,706	$487,343	$30,720	$289,427

92	10,653	4,885	2,018	6,402	945	50	(101)	2,183
(5,652)	(132,742)	(8,231)	(21,233)	6,520	(6,445)	(131,057)	(843)	6,382

(12,612)	(67,165)	(65,603)	(252,680)	(111,828)	(33,525)	(72,726)	(8,703)	(57,175)
(5)	—	—	332	842	—	229	—	—
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	782	101	—
—	—	—	—	—	—	—	—	—

$28,570	$281,556	$151,641	$695,626	$319,515	$74,681	$284,621	$21,174	$240,817

$0 .57	$0 .63	$0 .87	$1 .92	$0 .90	$0 .81	$1 .09	$0 .64	$1 .14

$41,100	$348,294	$216,856	$958,556	$428,257	$107,654	$354,623	$27,288	$297,683
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—
50,357	446,202	174,785	362,680	353,569	91,672	261,780	33,330	212,040
2,000,000	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities	191

Statements of Assets and Liabilities

Northwestern Mutual Series Fund, Inc.

December 31, 2008

(in thousands)

	International Growth Portfolio	Research International Core Portfolio	International Equity Portfolio	Emerging Markets Equity Portfolio	Money Market Portfolio
Assets
Investment, at Value (1)	$191,812	$32,929	$1,007,061	$51,422	$621,299
Cash & Cash Equivalents	935	369	87	880	98
Foreign Currency, at Value (2)	1,235	11	1,495	1	—
Collateral for Derivative Positions	3,220	—	—	—	—
Receivables:
Portfolio Shares Sold	110	25	472	37	724
Investment Securities Sold	394	164	160	53	—
Futures Variation Margin	—	—	—	—	—
Outstanding Swap Contracts, at Value	316	—	—	—	—
Foreign Currency Sold	—	1	—	—	—
Due from Investment Advisor	—	10	—	—	—
Prepaid Expenses and Other Assets	—	—	—	—	109
Dividends and Interest	452	34	1,533	148	2,073

Total Assets	198,474	33,543	1,010,808	52,541	624,303

Liabilities
Payables:
Portfolio Shares Redeemed	88	1	792	35	1,518
Investment Securities Purchased	824	61	—	14	—
Futures Variation Margin	—	—	—	—	—
Securities Sold Short, at Value	—	—	—	—	—
Outstanding Swap Contracts, at Value	5	—	—	—	—
Foreign Currency Purchased	9	—	—	5	—
Collateral for Securities on Loan (3)	—	—	—	—	—
Investment Advisory Fees	119	—	524	34	165
Accrued Expenses	46	46	125	67	—

Total Liabilities	1,091	108	1,441	155	1,683

Net Assets	$197,383	$33,435	$1,009,367	$52,386	$622,620

Represented By:
Aggregate Paid in Capital (8), (9)	$310,852	$55,822	$1,156,349	$99,445	$623,107

Undistributed Net Investment Income (Loss)	690	304	47,108	377	—
Undistributed Accumulated Net Realized Gain (Loss) on Investments	(43,708)	(10,305)	20,801	(19,028)	—

Net Unrealized Appreciation (Depreciation) of:
Investment Securities	(70,753)	(12,386)	(214,812)	(28,405)	(487)
Futures Contracts	—	—	—	—	—
Options Written	—	—	—	—	—
Short Sales	—	—	—	—	—
Swap Contracts	316	—	—	—	—
Foreign Currency Transactions	(14)	—	(79)	(3)	—

Net Assets for Shares Outstanding (9)	$197,383	$33,435	$1,009,367	$52,386	$622,620

Net Asset Value, Offering and Redemption Price per Share	$0 .86	$0 .58	$1 .32	$0 .53	$1 .00

(1) Investments, at Cost	$262,566	$45,315	$1,221,873	$79,828	$621,786
(2) Foreign Currency, at Cost	1,234	11	1,548	1	—
(3) Securities on Loan	—	—	—	—	—
(4) Premiums Received on Options Written	—	—	—	—	—
(5) Proceeds Received from Short Sales	—	—	—	—	—
(6) Premiums Paid on Swap Contracts	—	—	—	—	—
(7) Premiums Received from Swap Contracts	—	—	—	—	—
(8) Shares Outstanding	230,205	57,611	763,228	97,919	623,107
(9) Shares Authorized, $.01 Par Value	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

192	Statements of Assets and Liabilities

Short-Term Bond Portfolio	Select Bond Portfolio	Long-Term U.S. Government Bond Portfolio	Inflation Protection Portfolio	High Yield Bond Portfolio	Multi-Sector Bond Portfolio	Balanced Portfolio	Asset Allocation Portfolio

$68,164	$1,145,734	$109,530	$70,690	$206,931	$119,209	$1,974,574	$197,642
1,210	491	—	—	417	11,594	1,134	188
—	—	—	—	—	1,171	708	113
—	—	824	—	—	960	9,390	320

5	273	150	109	66	113	396	109
—	—	10,125	—	—	719	571	86
—	2,181	—	—	—	—	5,133	691
—	—	—	—	—	233	9,881	59
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	106	16
496	9,139	623	596	5,384	1,064	11,668	992

69,875	1,157,818	121,252	71,395	212,798	135,063	2,013,561	200,216

37	1,018	23	1	84	17	1,082	124
—	1	30,460	—	604	33,812	2,251	322
—	—	499	—	—	82	—	—
—	—	—	—	—	727	—	—
—	—	—	2,204	—	5,267	8,305	1
—	—	—	—	—	958	1	—
—	67,859	—	—	—	—	6,694	—
22	293	43	35	85	65	527	88
19	—	21	15	22	14	—	41

78	69,171	31,046	2,255	795	40,942	18,860	576

$69,797	$1,088,647	$90,206	$69,140	$212,003	$94,121	$1,994,701	$199,640

$70,854	$1,069,699	$77,767	$72,199	$314,949	$108,748	$2,369,845	$261,791

24	55,080	18	73	22,518	(264)	88,315	6,075
(120)	(12,499)	7,760	(439)	(51,896)	(1,245)	(146,363)	(27,637)

(979)	(18,040)	2,520	(490)	(73,568)	(12,022)	(312,913)	(40,120)
18	(5,593)	2,141	—	—	4,098	(5,890)	(527)
—	—	—	—	—	—	—	—
—	—	—	—	—	(7)	—	—
—	—	—	(2,203)	—	(4,216)	1,713	59
—	—	—	—	—	(971)	(6)	(1)

$69,797	$1,088,647	$90,206	$69,140	$212,003	$94,121	$1,994,701	$199,640

$0 .99	$1 .21	$1 .22	$0 .99	$0 .51	$0 .85	$1 .10	$0 .77

$69,143	$1,163,774	$107,010	$71,180	$280,499	$131,231	$2,287,487	$237,762
—	—	—	—	—	1,174	708	113
—	65,591	—	—	—	—	6,383	—
—	—	—	—	—	—	—	—
—	—	—	—	—	720	—	—
—	—	—	—	—	207	—	—
—	—	—	—	—	1,071	—	—
70,618	901,270	73,870	69,923	414,894	110,586	1,812,296	257,740
2,000,000	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000	3,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities	193

Statements of Operations

Northwestern Mutual Series Fund, Inc.

For the Year Ended December 31, 2008

(in thousands)

	Growth Stock Portfolio	Focused Appreciation Portfolio	Large Cap Core Stock Portfolio	Large Cap Blend Portfolio	Index 500 Stock Portfolio	Large Company Value Portfolio
Investment Income
Income
Interest	$1,120	$725	$386	$26	$867	$31
Dividends (1)	6,752	904	7,628	661	38,768	1,011

Total Income	7,872	1,629	8,014	687	39,635	1,042

Expenses
Investment Advisory Fees	2,553	1,808	1,940	265	3,399	234
Custodian Fees	15	7	14	15	31	9
Audit Fees	18	17	18	18	16	17
Other Expenses	4	3	4	3	5	3

Total Expenses	2,590	1,835	1,976	301	3,451	263

Less Waived Fees:
Paid by Affiliate	—	—	—	(8)	—	(3)
Paid Indirectly	(1)	(1)	(1)	(1)	(1)	—

Total Net Expenses	2,589	1,834	1,975	292	3,450	260

Net Investment Income (Loss)	5,283	(205)	6,039	395	36,185	782
Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on:
Investment Securities	(15,660)	(9,230)	(19,745)	(9,683)	43,254	(4,885)
Futures Contracts	(10,391)	—	(583)	—	(12,205)	(709)
Options Written	—	—	—	—	—	—
Swap Contracts	—	—	—	—	—	—
Foreign Currency Transactions	—	—	—	—	—	—

Net Realized Gain (Loss) on Investments	(26,051)	(9,230)	(20,328)	(9,683)	31,049	(5,594)

Net Unrealized Appreciation (Depreciation) of:
Investment Securities	(253,472)	(103,914)	(190,481)	(8,222)	(804,194)	(10,220)
Futures Contracts	(535)	—	(207)	—	(360)	11
Options Written	—	—	—	—	—	—
Short Sales	—	—	—	—	—	—
Swap Contracts	—	—	—	—	—	—
Foreign Currency Transactions	—	—	—	—	—	—

Net Change in Unrealized Appreciation (Depreciation) of Investments	(254,007)	(103,914)	(190,688)	(8,222)	(804,554)	(10,209)

Net Gain (Loss) on Investments	(280,058)	(113,144)	(211,016)	(17,905)	(773,505)	(15,803)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(274,775)	$(113,349)	$(204,977)	$(17,510)	$(737,320)	$(15,021)

(1) Less Foreign Dividend Tax	$45	$40	$6	$7	$1	$7

The Accompanying Notes are an Integral Part of the Financial Statements.

194	Statements of Operations

Domestic Equity Portfolio	Equity Income Portfolio	Mid Cap Growth Stock Portfolio	Index 400 Stock Portfolio	Mid Cap Value Portfolio	Small Cap Growth Stock Portfolio	Index 600 Stock Portfolio	Small Cap Value Portfolio

$686	$266	$1,690	$907	$64	$1,062	$136	$399
12,097	5,866	5,716	7,207	1,820	1,320	273	4,954

12,783	6,132	7,406	8,114	1,884	2,382	409	5,353

2,072	1,216	5,355	1,153	846	2,283	59	2,622
11	13	13	22	14	27	51	28
17	18	19	17	17	18	17	17
4	4	4	5	4	4	4	4

2,104	1,251	5,391	1,197	881	2,332	131	2,671

—	—	—	—	—	—	(48)	—
(1)	(1)	(1)	(2)	(1)	(2)	(1)	(2)

2,103	1,250	5,390	1,195	880	2,330	82	2,669

10,680	4,882	2,016	6,919	1,004	52	327	2,684

(131,784)	(7,481)	(14,370)	26,654	(6,480)	(121,597)	(367)	6,023
—	—	(6,534)	(18,432)	—	(7,958)	—	—
—	—	—	—	—	108	—	—
—	—	—	—	—	(6)	(1,811)	—
—	3	—	—	—	—	—	—

(131,784)	(7,478)	(20,904)	8,222	(6,480)	(129,453)	(2,178)	6,023

(53,357)	(77,745)	(466,658)	(203,275)	(33,639)	(99,034)	(7,053)	(103,713)
—	—	129	562	—	(374)	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	781	144	—
—	—	—	—	—	—	—	—

(53,357)	(77,745)	(466,529)	(202,713)	(33,639)	(98,627)	(6,909)	(103,713)

(185,141)	(85,223)	(487,433)	(194,491)	(40,119)	(228,080)	(9,087)	(97,690)

$(174,461)	$(80,341)	$(485,417)	$(187,572)	$(39,115)	$(228,028)	$(8,760)	$(95,006)

$160	$24	$24	$—	$3	$5	$—	$2

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations	195

Statements of Operations

Northwestern Mutual Series Fund, Inc.

For the Year Ended December 31, 2008

(in thousands)

	International Growth Portfolio	Research International Core Portfolio	International Equity Portfolio	Emerging Markets Equity Portfolio	Money Market Portfolio	Short-Term Bond Portfolio
Investment Income
Income
Interest	$647	$26	$2,810	$24	$16,141	$3,054
Dividends (1)	6,382	1,432	54,856	2,876	—	—

Total Income	7,029	1,458	57,666	2,900	16,141	3,054

Expenses
Investment Advisory Fees	1,894	375	9,701	919	1,625	227
Custodian Fees	322	312	719	465	—	10
Audit Fees	19	19	19	19	—	20
Other Expenses	43	14	5	41	93	3

Total Expenses	2,278	720	10,444	1,444	1,718	260

Less Waived Fees:
Paid by Affiliate	(39)	(230)	(920)	(235)	(5)	—
Paid Indirectly	—	—	—	—	—	(1)

Total Net Expenses	2,239	490	9,524	1,209	1,713	259

Net Investment Income (Loss)	4,790	968	48,142	1,691	14,428	2,795
Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on:
Investment Securities	(43,416)	(10,187)	21,995	(18,560)	115	(196)
Futures Contracts	—	—	—	—	—	170
Options Written	—	—	—	—	—	—
Swap Contracts	(4,165)	—	—	—	—	—
Foreign Currency Transactions	(104)	(15)	(688)	(85)	—	(1)

Net Realized Gain (Loss) on Investments	(47,685)	(10,202)	21,307	(18,645)	115	(27)

Net Unrealized Appreciation (Depreciation) of:
Investment Securities	(123,333)	(13,515)	(874,701)	(42,134)	(487)	(1,136)
Futures Contracts	—	—	—	—	—	18
Options Written	—	—	—	—	—	—
Short Sales	—	—	—	—	—	—
Swap Contracts	316	—	—	—	—	—
Foreign Currency Transactions	(22)	(2)	(83)	2	—	—

Net Change in Unrealized Appreciation (Depreciation) of Investments	(123,039)	(13,517)	(874,784)	(42,132)	(487)	(1,118)

Net Gain (Loss) on Investments	(170,724)	(23,719)	(853,477)	(60,777)	(372)	(1,145)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(165,934)	$(22,751)	$(805,335)	$(59,086)	$14,056	$1,650

(1) Less Foreign Dividend Tax	$235	$69	$2,132	$116	$—	$—

The Accompanying Notes are an Integral Part of the Financial Statements.

196	Statements of Operations

Select Bond Portfolio	Long-Term U.S. Government Bond Portfolio	Inflation Protection Portfolio	High Yield Bond Portfolio	Multi-Sector Bond Portfolio	Balanced Portfolio	Asset Allocation Portfolio

$60,723	$1,794	$2,791	$23,745	$4,727	$75,289	$6,328
—	—	—	—	—	13,779	1,818

60,723	1,794	2,791	23,745	4,727	89,068	8,146

3,402	319	326	1,203	708	7,505	1,378
—	8	4	16	49	—	126
—	25	18	21	24	—	19
—	2	2	5	4	—	24

3,402	354	350	1,245	785	7,505	1,547

—	—	—	—	—	—	(142)
—	—	—	(1)	—	—	(1)

3,402	354	350	1,244	785	7,505	1,404

57,321	1,440	2,441	22,501	3,942	81,563	6,742

1,337	2,638	(344)	(18,668)	(1,364)	(70,481)	(11,533)
1,778	5,375	(60)	—	416	(76,175)	(15,891)
—	10	—	—	266	13	2
—	—	—	—	128	4,679	(576)
(15)	—	—	—	1,986	33	6

3,100	8,023	(404)	(18,668)	1,432	(141,931)	(27,992)

(20,860)	1,876	(1,658)	(63,360)	(11,183)	(561,942)	(68,292)
(5,593)	2,165	—	—	3,634	(5,927)	(564)
—	(4)	—	—	188	—	—
—	—	—	—	(14)	—	—
—	—	(2,195)	—	(4,192)	6,584	59
—	—	—	—	(844)	(10)	(2)

(26,453)	4,037	(3,853)	(63,360)	(12,411)	(561,295)	(68,799)

(23,353)	12,060	(4,257)	(82,028)	(10,979)	(703,226)	(96,791)

$33,968	$13,500	$(1,816)	$(59,527)	$(7,037)	$(621,663)	$(90,049)

$—	$—	$—	$—	$—	$719	$115

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations	197

Statements of Changes in Net Assets

Northwestern Mutual Series Fund, Inc.

(Amounts in thousands)

	Growth Stock Portfolio		Focused Appreciation Portfolio		Large Cap Core Stock Portfolio

	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007
Change in Net Assets
Operations
Net Investment Income (Loss)	$5,283	$6,332	$(205)	$764	$6,039	$7,217

Net Realized Gain (Loss) on Investments	(26,051)	48,892	(9,230)	5,886	(20,328)	42,659

Net Change in Unrealized Appreciation (Depreciation) of Investments	(254,007)	10,608	(103,914)	36,115	(190,688)	(1,994)

Net Increase (Decrease) in Net Assets Resulting from Operations	(274,775)	65,832	(113,349)	42,765	(204,977)	47,882

Distributions to Shareholders from:
Net Investment Income	(6,333)	(6,654)	(815)	(79)	(7,218)	(6,345)

Net Realized Gain on Investments	(39,360)	—	(6,315)	(272)	—	—
Tax Return of Capital	—	—	—	—	—	—

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(45,693)	(6,654)	(7,130)	(351)	(7,218)	(6,345)

Capital Transactions:
Shares Sold	35,635	42,356	88,311	75,333	33,098	39,350
Reinvestment of Distributions Paid	45,693	6,654	7,130	351	7,218	6,345
Shares Redeemed	(95,388)	(94,914)	(33,848)	(26,242)	(74,351)	(65,790)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	(14,060)	(45,904)	61,593	49,442	(34,035)	(20,095)

Total Increase (Decrease) in Net Assets	(334,528)	13,274	(58,886)	91,856	(246,230)	21,442
Net Assets
Beginning of Period	748,329	735,055	230,437	138,581	556,895	535,453

End of Period	$413,801	$748,329	$171,551	$230,437	$310,665	$556,895

Undistributed Net Investment Income (Loss)	$5,283	$6,332	$—	$764	$6,039	$7,217

Portfolio Share Transactions:
Shares Sold	18,488	17,436	47,993	41,606	27,824	27,616

Reinvestment of Distributions Paid	22,366	2,751	3,786	199	5,783	4,487
Shares Redeemed	(48,615)	(39,135)	(20,932)	(14,867)	(62,192)	(46,263)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	(7,761)	(18,948)	30,847	26,938	(28,585)	(14,160)

The Accompanying Notes are an Integral Part of the Financial Statements.

198	Statements of Changes in Net Assets

Large Cap Blend Portfolio		Index 500 Stock Portfolio		Large Company Value Portfolio		Domestic Equity Portfolio

For the Year Ended December 31, 2008	For the Period Ended December 31, 2007	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007	For the Year Ended December 31, 2008	For the Period Ended December 31, 2007	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007

$395	$199	$36,185	$40,347	$782	$398	$10,680	$10,859

(9,683)	(290)	31,049	50,827	(5,594)	33	(131,784)	30,468

(8,222)	(2,345)	(804,554)	21,806	(10,209)	(2,409)	(53,357)	(72,032)

(17,510)	(2,436)	(737,320)	112,980	(15,021)	(1,978)	(174,461)	(30,705)

(394)	(193)	(38,107)	(34,512)	(693)	(393)	(10,737)	(6,574)
—	(176)	(53,885)	(77,447)	(86)	(6)	(31,436)	(19,663)
—	—	—	—	—	—	—	—

(394)	(369)	(91,992)	(111,959)	(779)	(399)	(42,173)	(26,237)

14,572	38,144	109,588	134,701	13,988	35,398	60,559	107,643
394	370	91,992	111,959	779	399	42,173	26,237
(2,615)	(774)	(229,493)	(240,245)	(3,092)	(725)	(44,438)	(46,878)

12,351	37,740	(27,913)	6,415	11,675	35,072	58,294	87,002

(5,553)	34,935	(857,225)	7,436	(4,125)	32,695	(158,340)	30,060

34,935	—	2,088,835	2,081,399	32,695	—	439,896	409,836

$29,382	$34,935	$1,231,610	$2,088,835	$28,570	$32,695	$281,556	$439,896

$3	$1	$35,664	$38,166	$92	$4	$10,653	$10,731

19,125	38,147	42,447	40,287	18,076	35,531	66,504	82,272

749	396	34,147	34,555	1,373	422	49,672	20,839
(3,744)	(781)	(85,290)	(71,813)	(4,301)	(745)	(51,263)	(35,684)

16,130	37,762	(8,696)	3,029	15,148	35,208	64,913	67,427

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets	199

Statements of Changes in Net Assets

Northwestern Mutual Series Fund, Inc.

(Amounts in thousands)

	Equity Income Portfolio		Mid Cap Growth Stock Portfolio		Index 400 Stock Portfolio
	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007
Change in Net Assets
Operations
Net Investment Income (Loss)	$4,882	$4,325	$2,016	$3,214	$6,919	$8,206

Net Realized Gain (Loss) on Investments	(7,478)	23,724	(20,904)	138,437	8,222	46,979

Net Change in Unrealized Appreciation (Depreciation) of Investments	(77,745)	(19,879)	(466,529)	90,846	(202,713)	(12,722)

Net Increase (Decrease) in Net Assets Resulting from Operations	(80,341)	8,170	(485,417)	232,497	(187,572)	42,463

Distributions to Shareholders from:
Net Investment Income	(48)	(4,277)	(3,036)	(9,438)	(7,152)	(7,054)
Net Realized Gain on Investments	(4,448)	(21,762)	(137,000)	(106,812)	(48,480)	(31,212)
Tax Return of Capital	—	—	—	—	—	—

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(4,496)	(26,039)	(140,036)	(116,250)	(55,632)	(38,266)

Capital Transactions:
Shares Sold	42,432	75,621	48,167	60,263	34,167	59,015
Reinvestment of Distributions Paid	4,496	26,039	140,036	116,250	55,632	38,266
Shares Redeemed	(22,878)	(71,870)	(161,827)	(181,541)	(85,216)	(77,082)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	24,050	29,790	26,376	(5,028)	4,583	20,199

Total Increase (Decrease) in Net Assets	(60,787)	11,921	(599,077)	111,219	(238,621)	24,396
Net Assets
Beginning of Period	212,428	200,507	1,294,703	1,183,484	558,136	533,740

End of Period	$151,641	$212,428	$695,626	$1,294,703	$319,515	$558,136

Undistributed Net Investment Income (Loss)	$4,885	$70	$2,018	$3,036	$6,402	$7,713

Portfolio Share Transactions:
Shares Sold	37,085	47,810	17,090	16,769	26,944	35,292
Reinvestment of Distributions Paid	3,820	18,789	49,941	34,404	41,923	23,886
Shares Redeemed	(19,618)	(44,381)	(56,525)	(50,577)	(64,738)	(46,264)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	21,287	22,218	10,506	596	4,129	12,914

The Accompanying Notes are an Integral Part of the Financial Statements.

200	Statements of Changes in Net Assets

Mid Cap Value Portfolio		Small Cap Growth Stock Portfolio		Index 600 Stock Portfolio		Small Cap Value Portfolio

For the Year Ended December 31, 2008	For the Year Ended December 31, 2007	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007	For the Year Ended December 31, 2008	For the Period Ended December 31, 2007	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007

$1,004	$929	$52	$722	$327	$317	$2,684	$2,808

(6,480)	18,111	(129,453)	79,942	(2,178)	(174)	6,023	24,507

(33,639)	(17,131)	(98,627)	(32,057)	(6,909)	(1,704)	(103,713)	(31,256)

(39,115)	1,909	(228,028)	48,607	(8,760)	(1,561)	(95,006)	(3,941)

—	(936)	(722)	(423)	—	—	(1,067)	(1,455)

(2,153)	(17,985)	(81,232)	(48,710)	(196)	(105)	(26,003)	(18,704)
—	—	—	—	—	(102)	—	—

(2,153)	(18,921)	(81,954)	(49,133)	(196)	(207)	(27,070)	(20,159)

17,996	52,486	39,211	50,122	8,257	26,427	40,790	61,401
2,153	18,921	81,954	49,133	196	207	27,070	20,159
(18,655)	(70,956)	(70,548)	(83,355)	(2,362)	(827)	(42,940)	(44,460)

1,494	451	50,617	15,900	6,091	25,807	24,920	37,100

(39,774)	(16,561)	(259,365)	15,374	(2,865)	24,039	(97,156)	13,000

114,455	131,016	543,986	528,612	24,039	—	337,973	324,973

$74,681	$114,455	$284,621	$543,986	$21,174	$24,039	$240,817	$337,973

$945	$—	$50	$722	$(101)	$—	$2,183	$2,251

16,651	32,178	23,939	20,309	10,546	26,383	26,705	32,719

1,806	14,457	50,527	21,635	308	220	17,122	11,306
(16,153)	(43,074)	(42,075)	(34,363)	(3,293)	(834)	(28,440)	(24,158)

2,304	3,561	32,391	7,581	7,561	25,769	15,387	19,867

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets	201

Statements of Changes in Net Assets

Northwestern Mutual Series Fund, Inc.

(Amounts in thousands)

	International Growth Portfolio		Research International Core Portfolio		International Equity Portfolio
	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007	For the Year Ended December 31, 2008	For the Period Ended December 31, 2007	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007
Change in Net Assets Operations
Net Investment Income (Loss)	$4,790	$4,469	$968	$320	$48,142	$39,263

Net Realized Gain (Loss) on Investments	(47,685)	34,002	(10,202)	691	21,307	145,061

Net Change in Unrealized Appreciation (Depreciation) of Investments	(123,039)	(2,767)	(13,517)	1,130	(874,784)	100,652

Net Increase (Decrease) in Net Assets Resulting from Operations	(165,934)	35,704	(22,751)	2,141	(805,335)	284,976

Distributions to Shareholders from:
Net Investment Income	(4,245)	(2,658)	(616)	(366)	(39,219)	(32,959)

Net Realized Gain on Investments	(33,233)	(24,249)	(363)	(432)	(144,743)	(21,809)
Tax Return of Capital	—	—	—	—	—	—

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(37,478)	(26,907)	(979)	(798)	(183,962)	(54,768)

Capital Transactions:
Shares Sold	45,946	85,606	10,966	45,845	135,959	223,184
Reinvestment of Distributions Paid	37,478	26,907	979	798	183,962	54,768
Shares Redeemed	(36,055)	(40,766)	(2,127)	(639)	(223,869)	(161,778)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	47,369	71,747	9,818	46,004	96,052	116,174

Total Increase (Decrease) in Net Assets	(156,043)	80,544	(13,912)	47,347	(893,245)	346,382
Net Assets
Beginning of Period	353,426	272,882	47,347	—	1,902,612	1,556,230

End of Period	$197,383	$353,426	$33,435	$47,347	$1,009,367	$1,902,612

Undistributed Net Investment Income (Loss)	$690	$4,292	$304	$(37)	$47,108	$38,873

Portfolio Share Transactions:
Shares Sold	35,167	46,314	13,012	45,498	69,463	87,178

Reinvestment of Distributions Paid	28,851	15,142	1,506	774	94,728	21,410
Shares Redeemed	(27,512)	(22,286)	(2,563)	(617)	(113,584)	(63,346)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	36,506	39,170	11,955	45,655	50,607	45,242

The Accompanying Notes are an Integral Part of the Financial Statements.

202	Statements of Changes in Net Assets

Emerging Markets Equity Portfolio		Money Market Portfolio		Short-Term Bond Portfolio		Select Bond Portfolio
For the Year Ended December 31, 2008	For the Period Ended December 31, 2007	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007	For the Year Ended December 31, 2008	For the Period Ended December 31, 2007	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007

$1,691	$479	$14,428	$21,766	$2,795	$1,726	$57,321	$53,429
(18,645)	327	115	—	(27)	(197)	3,100	3,056

(42,132)	13,724	(487)	—	(1,118)	156	(26,453)	7,509

(59,086)	14,530	14,056	21,766	1,650	1,685	33,968	63,994

(1,853)	(234)	(14,428)	(21,766)	(2,714)	(1,678)	(52,811)	(40,788)

(422)	—	(115)	—	—	—	—	—
—	—	—	—	—	—	—	—

(2,275)	(234)	(14,543)	(21,766)	(2,714)	(1,678)	(52,811)	(40,788)

29,358	76,101	389,014	308,514	18,093	57,456	146,289	235,919
2,276	234	14,543	21,766	2,714	1,678	52,811	40,788
(7,450)	(1,068)	(242,542)	(258,777)	(7,944)	(1,143)	(206,257)	(109,722)

24,184	75,267	161,015	71,503	12,863	57,991	(7,157)	166,984

(37,177)	89,563	160,528	71,503	11,799	57,998	(26,000)	190,190

89,563	—	462,092	390,589	57,998	—	1,114,647	924,457

$52,386	$89,563	$622,620	$462,092	$69,797	$57,998	$1,088,647	$1,114,647

$377	$176	$—	$—	$24	$7	$55,080	$52,668

30,221	72,758	389,001	308,514	17,763	57,367	119,122	195,357

3,820	188	14,543	21,766	2,755	1,682	44,529	34,802
(8,111)	(958)	(242,542)	(258,777)	(7,818)	(1,130)	(171,786)	(91,076)

25,930	71,988	161,002	71,503	12,700	57,919	(8,135)	139,083

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets	203

Statements of Changes in Net Assets

Northwestern Mutual Series Fund, Inc.

(Amounts in thousands)

	Long-Term U.S. Government Bond Portfolio		Inflation Protection Portfolio		High Yield Bond Portfolio
	For the Year Ended December 31, 2008	For the Period Ended December 31, 2007	For the Year Ended December 31, 2008	For the Period Ended December 31, 2007	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007
Change in Net Assets Operations
Net Investment Income (Loss)	$1,440	$848	$2,441	$997	$22,501	$21,679

Net Realized Gain (Loss) on Investments	8,023	928	(404)	(7)	(18,668)	(145)

Net Change in Unrealized Appreciation (Depreciation) of Investments	4,037	623	(3,853)	1,160	(63,360)	(15,150)

Net Increase (Decrease) in Net Assets Resulting from Operations	13,500	2,399	(1,816)	2,150	(59,527)	6,384

Distributions to Shareholders from:
Net Investment Income	(1,430)	(837)	(2,377)	(983)	(21,340)	(17,960)

Net Realized Gain on Investments	(1,013)	(180)	(96)	—	—	—
Tax Return of Capital	—	—	—	—	—	—

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(2,443)	(1,017)	(2,473)	(983)	(21,340)	(17,960)

Capital Transactions:
Shares Sold	55,267	34,266	44,745	35,809	27,796	51,602
Reinvestment of Distributions Paid	2,443	1,017	2,473	983	21,340	17,960
Shares Redeemed	(14,376)	(850)	(11,251)	(497)	(49,194)	(41,697)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	43,334	34,433	35,967	36,295	(58)	27,865

Total Increase (Decrease) in Net Assets	54,391	35,815	31,678	37,462	(80,925)	16,289
Net Assets
Beginning of Period	35,815	—	37,462	—	292,928	276,639

End of Period	$90,206	$35,815	$69,140	$37,462	$212,003	$292,928

Undistributed Net Investment Income (Loss)	$18	$11	$73	$10	$22,518	$21,340

Portfolio Share Transactions:
Shares Sold	50,916	34,146	42,212	35,573	43,277	70,220

Reinvestment of Distributions Paid	2,078	1,002	2,478	949	33,554	26,296
Shares Redeemed	(13,437)	(836)	(10,805)	(485)	(78,163)	(57,143)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	39,557	34,312	33,885	36,037	(1,332)	39,373

The Accompanying Notes are an Integral Part of the Financial Statements.

204	Statements of Changes in Net Assets

Multi-Sector Bond Portfolio		Balanced Portfolio		Asset Allocation Portfolio
For the Year Ended December 31, 2008	For the Period Ended December 31, 2007	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007

$3,942	$2,180	$81,563	$95,163	$6,742	$7,718

1,432	(381)	(141,931)	640,384	(27,992)	21,061

(12,411)	(706)	(561,295)	(559,751)	(68,799)	(2,699)

(7,037)	1,093	(621,663)	175,796	(90,049)	26,080

(6,192)	(2,039)	(32,256)	(89,386)	(7,584)	(6,586)
(452)	—	(695,941)	(52,696)	(21,178)	(13,969)
—	—	—	—	—	—

(6,644)	(2,039)	(728,197)	(142,082)	(28,762)	(20,555)

34,950	74,493	113,319	145,041	33,330	34,341
6,644	2,039	728,197	142,082	28,762	20,555
(8,621)	(757)	(393,150)	(374,274)	(45,933)	(39,992)

32,973	75,775	448,366	(87,151)	16,159	14,904

19,292	74,829	(901,494)	(53,437)	(102,652)	20,429

74,829	—	2,896,195	2,949,632	302,292	281,863

$94,121	$74,829	$1,994,701	$2,896,195	$199,640	$302,292

$(264)	$(196)	$88,315	$36,624	$6,075	$7,610

36,195	74,759	71,372	72,345	31,039	27,471

7,780	2,087	548,339	73,542	28,533	17,230
(9,476)	(759)	(261,404)	(186,840)	(45,438)	(31,988)

34,499	76,087	358,307	(40,953)	14,134	12,713

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets	205

Financial Highlights

(For a share outstanding throughout the period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period
Growth Stock Portfolio
2008	$2.49	$0.02		$(0.94)	$(0.92)	$(0.02)	$(0.14)	$(0.16)	$1.41
2007	2.30	0.02		0.19	0.21	(0.02)	—	(0.02)	2.49
2006	2.11	0.02		0.19	0.21	(0.02)	—	(0.02)	2.30
2005	1.98	0.02		0.13	0.15	(0.02)	—	(0.02)	2.11
2004	1.87	0.01		0.11	0.12	(0.01)	—	(0.01)	1.98

Focused Appreciation Portfolio
2008	$2.05	$0.00	(e)	$(0.80)	$(0.80)	$(0.01)	$(0.04)	$(0.05)	$1.20
2007	1.62	0.01		0.42	0.43	0.00 (e)	0.00 (e)	0.00 (e)	2.05
2006	1.63	0.01		0.07	0.08	(0.01)	(0.08)	(0.09)	1.62
2005	1.43	—		0.25	0.25	—	(0.05)	(0.05)	1.63
2004	1.20	0.00	(e)	0.23	0.23	—	—	—	1.43

Large Cap Core Stock Portfolio
2008	$1.45	$0.02		$(0.57)	$(0.55)	$(0.02)	$—	$(0.02)	$0.88
2007	1.35	0.02		0.10	0.12	(0.02)	—	(0.02)	1.45
2006	1.22	0.02		0.12	0.14	(0.01)	—	(0.01)	1.35
2005	1.14	0.01		0.09	0.10	(0.02)	—	(0.02)	1.22
2004	1.07	0.02		0.06	0.08	(0.01)	—	(0.01)	1.14

Large Cap Blend Portfolio
2008	$0.93	$0.01		$(0.38)	$(0.37)	$(0.01)	$—	$(0.01)	$0.55
2007(h)	1.00	0.01		(0.07)	(0.06)	(0.01)	0.00 (e)	(0.01)	0.93

Index 500 Stock Portfolio
2008	$3.26	$0.06		$(1.22)	$(1.16)	$(0.06)	$(0.09)	$(0.15)	$1.95
2007	3.26	0.06		0.12	0.18	(0.06)	(0.12)	(0.18)	3.26
2006	2.97	0.06		0.39	0.45	(0.05)	(0.11)	(0.16)	3.26
2005	2.94	0.05		0.08	0.13	(0.05)	(0.05)	(0.10)	2.97
2004	2.72	0.05		0.24	0.29	(0.04)	(0.03)	(0.07)	2.94

Large Company Value Portfolio
2008	$0.93	$0.02		$(0.36)	$(0.34)	$(0.02)	$0.00 (e)	$(0.02)	$0.57
2007(h)	1.00	0.01		(0.07)	(0.06)	(0.01)	—	(0.01)	0.93

Domestic Equity Portfolio
2008	$1.15	$0.03		$(0.44)	$(0.41)	$(0.03)	$(0.08)	$(0.11)	$0.63
2007	1.31	0.03		(0.11)	(0.08)	(0.02)	(0.06)	(0.08)	1.15
2006	1.13	0.02		0.17	0.19	—	(0.01)	(0.01)	1.31
2005	1.14	0.02		0.07	0.09	(0.02)	(0.08)	(0.10)	1.13
2004	1.00	0.02		0.15	0.17	(0.01)	(0.02)	(0.03)	1.14

Equity Income Portfolio
2008	$1.38	$0.03		$(0.51)	$(0.48)	$0.00 (e)	$(0.03)	$(0.03)	$0.87
2007	1.53	0.03		0.01	0.04	(0.03)	(0.16)	(0.19)	1.38
2006	1.33	0.02		0.24	0.26	(0.02)	(0.04)	(0.06)	1.53
2005	1.35	0.02		0.04	0.06	(0.02)	(0.06)	(0.08)	1.33
2004	1.22	0.02		0.17	0.19	(0.02)	(0.04)	(0.06)	1.35

(e)	Amount is less than $0.005.
(h)	For the period April 30, 2007 (commencement of operations) through December 31, 2007

The Accompanying Notes are an Integral Part of the Financial Statements.

206	Financial Highlights

Total Return(d)	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

(38.86)%	$413,801	—%	0.43%	0.88%	38.18%
9.20	748,329	—	0.42	0.84	36.62
9.57	735,055	—	0.43	0.94	36.05
7.71	702,526	—	0.43	0.78	31.74
6.67	686,849	—	0.43	1.07	34.53

(40.01)%	$171,551	—%	0.78%	(0.09)%	67.79%
26.84	230,437	—	0.80	0.44	57.89
4.88	138,581	—	0.81	0.38	61.84
17.00	132,679	—	0.82	0.18	45.20
19.67	56,690	—	0.84	(0.03)	25.42

(38.74)%	$310,665	—%	0.44%	1.35%	50.12%
9.12	556,895	—	0.43	1.30	43.86
11.49	535,453	—	0.44	1.25	39.39
8.46	494,020	—	0.44	1.15	32.23
8.16	469,935	—	0.44	1.41	33.64

(40.25)%	$29,382	0.87%	0.85%	1.15%	59.53%
(6.52)%	34,935	0.89 (c)	0.85 (c)	0.95 (c)	22.41%

(36.94)%	$1,231,610	—%	0.20%	2.13%	4.10%
5.43	2,088,835	—	0.20	1.89	4.44
15.62	2,081,399	—	0.20	1.78	4.47
4.72	1,903,641	—	0.20	1.68	5.36
10.70	1,904,122	—	0.20	1.83	3.45

(37.23)%	$28,570	0.81%	0.80%	2.41%	26.04%
(5.97)	32,695	0.85 (c)	0.80 (c)	2.03 (c)	16.92

(38.49)%	$281,556	—%	0.57%	2.89%	60.11%
(6.33)	439,896	—	0.56	2.37	38.86
16.56	409,836	—	0.58	1.99	31.59
8.04	273,934	—	0.60	1.77	35.19
16.85	211,977	—	0.62	1.63	32.97

(35.81)%	$151,641	—%	0.67%	2.61%	28.82%
3.26	212,428	—	0.67	1.93	41.94
19.15	200,507	—	0.67	1.88	15.50
4.19	132,923	—	0.68	1.76	16.01
15.16	89,747	—	0.69	1.74	15.21

(c)	Computed on an annualized basis.
(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights	207

Financial Highlights

(For a share outstanding throughout the period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period
Mid Cap Growth Stock Portfolio
2008	$3.68	$0.01		$(1.35)	$(1.34)	$(0.01)	$(0.41)	$(0.42)	$1.92
2007	3.37	0.01		0.66	0.67	(0.03)	(0.33)	(0.36)	3.68
2006	3.30	0.03		0.12	0.15	—	(0.08)	(0.08)	3.37
2005	3.11	—		0.19	0.19	—	—	—	3.30
2004	2.72	0.00	(e)	0.39	0.39	—	—	—	3.11

Index 400 Stock Portfolio
2008	$1.60	$0.02		$(0.55)	$(0.53)	$(0.02)	$(0.15)	$(0.17)	$0.90
2007	1.59	0.02		0.10	0.12	(0.02)	(0.09)	(0.11)	1.60
2006	1.55	0.02		0.14	0.16	(0.02)	(0.10)	(0.12)	1.59
2005	1.46	0.02		0.15	0.17	(0.01)	(0.07)	(0.08)	1.55
2004	1.28	0.01		0.19	0.20	(0.01)	(0.01)	(0.02)	1.46

Mid Cap Value Portfolio
2008	$1.28	$0.01		$(0.46)	$(0.45)	$—	$(0.02)	$(0.02)	$0.81
2007	1.53	0.01		(0.02)	(0.01)	(0.01)	(0.23)	(0.24)	1.28
2006	1.45	0.02		0.20	0.22	(0.02)	(0.12)	(0.14)	1.53
2005	1.45	0.01		0.08	0.09	(0.01)	(0.08)	(0.09)	1.45
2004	1.32	0.01		0.22	0.23	(0.01)	(0.09)	(0.10)	1.45

Small Cap Growth Stock Portfolio
2008	$2.37	$0.00	(e)	$(0.92)	$(0.92)	$0.00 (e)	$(0.36)	$(0.36)	$1.09
2007	2.38	0.00	(e)	0.22	0.22	0.00 (e)	(0.23)	(0.23)	2.37
2006	2.53	—		0.18	0.18	—	(0.33)	(0.33)	2.38
2005	2.30	—		0.25	0.25	—	(0.02)	(0.02)	2.53
2004	1.94	(0.01)		0.37	0.36	—	—	—	2.30

Index 600 Stock Portfolio
2008	$0.93	$0.01		$(0.29)	$(0.28)	$—	$(0.01)	$(0.01)	$0.64
2007(h)	1.00	—		(0.06)	(0.06)	—	(0.01)	(0.01)	0.93

Small Cap Value Portfolio
2008	$1.72	$0.01		$(0.45)	$(0.44)	$(0.01)	$(0.13)	$(0.14)	$1.14
2007	1.84	0.01		(0.02)	(0.01)	(0.01)	(0.10)	(0.11)	1.72
2006	1.64	0.01		0.26	0.27	—	(0.07)	(0.07)	1.84
2005	1.58	0.01		0.10	0.11	(0.01)	(0.04)	(0.05)	1.64
2004	1.29	0.01		0.30	0.31	—	(0.02)	(0.02)	1.58

International Growth Portfolio
2008	$1.82	$0.02		$(0.79)	$(0.77)	$(0.02)	$(0.17)	$(0.19)	$0.86
2007	1.77	0.02		0.19	0.21	(0.02)	(0.14)	(0.16)	1.82
2006	1.48	0.02		0.29	0.31	—	(0.02)	(0.02)	1.77
2005	1.32	0.01		0.23	0.24	(0.01)	(0.07)	(0.08)	1.48
2004	1.09	0.01		0.23	0.24	(0.01)	—	(0.01)	1.32

Research International Core Portfolio
2008	$1.04	$0.02		$(0.46)	$(0.44)	$(0.01)	$(0.01)	$(0.02)	$0.58
2007(h)	1.00	0.01		0.05	0.06	(0.01)	(0.01)	(0.02)	1.04

(e)	Amount is less than $0.005.
(h)	For the period April 30, 2007 (commencement of operations) through December 31, 2007

The Accompanying Notes are an Integral Part of the Financial Statements.

208	Financial Highlights

Total Return(d)	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

(40.08)%	$695,626	—%	0.53%	0.20%	43.67%
20.70	1,294,703	—	0.52	0.26	66.20
4.40	1,183,484	—	0.52	0.77	72.15
6.14	1,252,702	—	0.52	0.13	83.42
14.22	1,278,495	—	0.52	0.05	71.24

(36.28)%	$319,515	—%	0.26%	1.50%	15.94%
7.93	558,136	—	0.26	1.44	24.49
10.04	533,740	—	0.26	1.42	12.43
12.37	490,626	—	0.26	1.26	18.63
16.26	426,827	—	0.26	0.96	16.46

(35.07)%	$74,681	—%	0.89%	1.01%	50.78%
(0.16)	114,455	—	0.87	0.66	41.37
14.49	131,016	—	0.87	1.26	43.75
5.46	97,557	—	0.87	0.61	31.15
18.67	72,131	—	0.89	1.00	33.05

(43.87)%	$284,621	—%	0.57%	0.01%	146.28%
9.54	543,986	—	0.55	0.13	143.29
6.68	528,612	—	0.55	0.08	82.48
11.18	503,008	—	0.56	(0.09)	69.50
18.80	442,420	—	0.57	(0.30)	87.74

(31.30)%	$21,174	0.55%	0.35%	1.38%	71.09%
(5.89)	24,039	0.51 (c)	0.35 (c)	2.02 (c)	51.76

(28.13)%	$240,817	—%	0.87%	0.87%	22.94%
(0.83)	337,973	—	0.86	0.80	33.39
16.55	324,973	—	0.86	0.66	21.70
7.21	245,041	—	0.87	0.63	17.74
24.57	200,143	—	0.88	0.81	19.22

(46.19)%	$197,383	0.80%	0.79%	1.69%	134.71%
12.62	353,426	—	0.78	1.39	105.82
21.48	272,882	—	0.86	1.14	82.62
18.00	167,550	—	0.95	1.01	70.60
21.59	110,498	—	0.98	0.81	70.84

(42.54)%	$33,435	1.69%	1.15%	2.27%	77.80%
5.49	47,347	1.71 (c)	1.15 (c)	1.16 (c)	45.53

(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.
(c)	Computed on an annualized basis.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights	209

Financial Highlights

(For a share outstanding throughout the period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period
International Equity Portfolio
2008	$2.67	$0.07	$(1.16)	$(1.09)	$(0.05)	$(0.21)	$(0.26)	$1.32
2007	2.33	0.05	0.37	0.42	(0.05)	(0.03)	(0.08)	2.67
2006	1.81	0.05	0.51	0.56	(0.04)	—	(0.04)	2.33
2005	1.65	0.04	0.15	0.19	(0.03)	—	(0.03)	1.81
2004	1.41	0.03	0.24	0.27	(0.03)	—	(0.03)	1.65

Emerging Markets Equity Portfolio
2008	$1.24	$0.02	$(0.71)	$(0.69)	$(0.02)	$0.00 (e)	$(0.02)	$0.53
2007(h)	1.00	0.01	0.23	0.24	0.00 (e)	—	0.00 (e)	1.24

Money Market Portfolio
2008	$1.00	$0.03	$—	$0.03	$(0.03)	$0.00 (e)	$(0.03)	$1.00
2007	1.00	0.05	—	0.05	(0.05)	—	(0.05)	1.00
2006	1.00	0.05	—	0.05	(0.05)	—	(0.05)	1.00
2005	1.00	0.03	—	0.03	(0.03)	—	(0.03)	1.00
2004	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00

Short-Term Bond Portfolio
2008	$1.00	$0.04	$(0.01)	$0.03	$(0.04)	$—	$(0.04)	$0.99
2007(h)	1.00	0.03	0.00 (e)	0.03	(0.03)	—	(0.03)	1.00

Select Bond Portfolio
2008	$1.23	$0.06	$(0.02)	$0.04	$(0.06)	$—	$(0.06)	$1.21
2007	1.20	0.05	0.03	0.08	(0.05)	—	(0.05)	1.23
2006	1.20	0.05	—	0.05	(0.05)	—	(0.05)	1.20
2005	1.23	0.05	(0.03)	0.02	(0.04)	(0.01)	(0.05)	1.20
2004	1.26	0.05	0.01	0.06	(0.05)	(0.04)	(0.09)	1.23

Long-Term U.S. Government Bond Portfolio
2008	$1.04	$0.03	$0.19	$0.22	$(0.02)	$(0.02)	$(0.04)	$1.22
2007(h)	1.00	0.03	0.05	0.08	(0.03)	(0.01)	(0.04)	1.04

Inflation Protection Portfolio
2008	$1.04	$0.05	$(0.06)	$(0.01)	$(0.04)	$0.00 (e)	$(0.04)	$0.99
2007(h)	1.00	0.03	0.04	0.07	(0.03)	—	(0.03)	1.04

High Yield Bond Portfolio
2008	$0.70	$0.05	$(0.19)	$(0.14)	$(0.05)	$—	$(0.05)	$0.51
2007	0.73	0.05	(0.03)	0.02	(0.05)	—	(0.05)	0.70
2006	0.72	0.05	0.01	0.06	(0.05)	—	(0.05)	0.73
2005	0.76	0.05	(0.04)	0.01	(0.05)	—	(0.05)	0.72
2004	0.73	0.05	0.03	0.08	(0.05)	—	(0.05)	0.76

(e)	Amount is less than $0.005.
(h)	For the period April 30, 2007 (commencement of operations) through December 31, 2007

The Accompanying Notes are an Integral Part of the Financial Statements.

210	Financial Highlights

Total Return(d)	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

(43.78)%	$1,009,367	0.71	%(f)	0.65	%(f)	3.26%	2.98%
18.06	1,902,612	0.70	(f)	0.63	(f)	2.21	15.70
30.90	1,556,230	0.71	(f)	0.70	(f)	2.53	12.15
11.52	1,139,260	—		0.71		2.24	3.71
19.33	980,977	—		0.72		2.23	18.65

(55.22)%	$52,386	1.79%		1.50%		2.10%	109.36%
24.73	89,563	1.85	(c)	1.50	(c)	1.05 (c)	73.03

2.76%	$622,620	0.32	%(l)(m)	0.32	%(l)(m)	2.66%	—%
5.28	462,092	—		0.30		5.16	—
4.86	390,589	—		0.30		4.77	—
2.98	339,858	—		0.30		2.94	—
1.43	344,468	0.30	(f)	0.00	(f)	1.41	—

2.71%	$69,797	—%		0.40%		4.29%	74.86	%(g)
3.10	57,998	0.00	(c)	0.44	(c)	4.80 (c)	72.69	(g)

3.26%	$1,088,647	—%		0.30%		5.06%	85.39	%(g)
6.39	1,114,647	—		0.30		5.26	104.07	(g)
3.74	924,457	—		0.30		4.85	169.55	(g)
2.22	786,544	—		0.30		4.34	179.05	(g)
4.75	661,027	—		0.30		3.99	213.87

20.76%	$90,206	—%		0.62%		2.51%	272.80	%(g)
7.55	35,815	0.72	(c)	0.65	(c)	4.31 (c)	175.03	(g)

(1.38)%	$69,140	—%		0.62%		4.34%	48.63	%(g)
6.83	37,462	0.70	(c)	0.65	(c)	4.95 (c)	94.74	(g)

(21.35)%	$212,003	—%		0.47%		8.55%	43.30%
2.38	292,928	—		0.47		7.43	61.65
9.77	276,639	—		0.47		7.00	80.94
1.39	244,554	—		0.48		7.16	118.63
12.76	229,312	—		0.50		7.42	162.00

(c)	Computed on an annualized basis.
(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.
(f)

For the International Equity Portfolio, expense ratios reflect total expenses before a management fee waiver in effect from November 15, 2006, (“Gross Expense Ratio”) and after such waiver (“Net Expense Ratio”). For the Money Market Portfolio, expense ratios reflect total expenses before a management fee in effect for the perios December 2, 2002 through December 31, 2004 (“Gross Expense Ratio”) and after such waiver (“Net Expense Ration”). The fee waiver ended on December 31, 2004.

(g)	Portfolio Turnover rate excludes the impact of mortgage dollar roll transactions.
(l)	For the Money Market Portfolio, expense ratios reflect total expenses before a management fee waiver effective December 31, 2008, (“Gross Expense Ratio”) and after such waiver (“Net Expense Ratio”).
(m)

Reflects fee paid by the Portfolio to participate in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds from the Program’s inception on September 19, 2008 through April 30, 2009. Due to the temporary nature of the Program, this fee has not been annualized. It is not known whether the Program will extend beyond April 30, 2009, and if so, on what terms. If the Portfolio participates in any extension, it would be required to pay an additional fee, which would cause expenses to be higher than those reflected.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights	211

Financial Highlights

(For a share outstanding throughout the period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period
Multi-Sector Bond Portfolio
2008	$0.98	$0.04	$(0.11)	$(0.07)	$(0.06)	$0.00 (e)	$(0.06)	$0.85
2007(h)	1.00	0.03	(0.02)	0.01	(0.03)	—	(0.03)	0.98

Balanced Portfolio
2008	$1.99	$0.05	$(0.41)	$(0.36)	$(0.02)	$(0.51)	$(0.53)	$1.10
2007	1.97	0.03	0.09	0.12	(0.06)	(0.04)	(0.10)	1.99
2006	1.86	0.06	0.12	0.18	(0.05)	(0.02)	(0.07)	1.97
2005	1.87	0.05	0.02	0.07	(0.05)	(0.03)	(0.08)	1.86
2004	1.85	0.05	0.09	0.14	(0.05)	(0.07)	(0.12)	1.87

Asset Allocation Portfolio
2008	$1.24	$0.03	$(0.38)	$(0.35)	$(0.03)	$(0.09)	$(0.12)	$0.77
2007	1.22	0.03	0.08	0.11	(0.03)	(0.06)	(0.09)	1.24
2006	1.16	0.03	0.08	0.11	(0.02)	(0.03)	(0.05)	1.22
2005	1.12	0.02	0.06	0.08	(0.02)	(0.02)	(0.04)	1.16
2004	1.02	0.02	0.08	0.10	—	—	—	1.12

(e)	Amount is less than $0.005.
(h)	For the period April 30, 2007 (commencement of operations) through December 31, 2007

The Accompanying Notes are an Integral Part of the Financial Statements.

212	Financial Highlights

Total Return(d)	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

(6.86)%	$94,121	—%	0.88%	4.40%	23.40	%(g)
1.09	74,829	—	0.93 (c)	5.39 (c)	72.85	(g)

(22.72)%	$1,994,701	—%	0.30%	3.26%	68.34	%(g)
6.15	2,896,195	—	0.30	3.23	106.64	(g)
10.42	2,949,632	—	0.30	3.11	70.12	(g)
3.59	2,905,741	—	0.30	2.85	80.21	(g)
7.89	2,983,179	—	0.30	2.71	100.02

(30.13)%	$199,640	0.60%	0.54%	2.59%	74.22	%(g)
9.40	302,292	0.58	0.54	2.64	85.44	(g)
9.91	281,863	—	0.59	2.53	86.85	(g)
6.99	244,807	—	0.61	2.18	90.04	(g)
10.02	196,568	—	0.64	1.90	116.65

(c)	Computed on an annualized basis.
(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights	213

Notes to Financial Statements

Northwestern Mutual Series Fund, Inc.

December 31, 2008

Note 1. Organization

Northwestern Mutual Series Fund, Inc. (the “Series Fund”) is registered as a diversified, open-end management investment company under the Investment Company Act of 1940. The Series Fund consists of the Growth Stock Portfolio, Focused Appreciation Portfolio, Large Cap Core Stock Portfolio, Large Cap Blend Portfolio, Index 500 Stock Portfolio, Large Company Value Portfolio, Domestic Equity Portfolio, Equity Income Portfolio, Mid Cap Growth Stock Portfolio, Index 400 Stock Portfolio, Mid Cap Value Portfolio, Small Cap Growth Stock Portfolio, Index 600 Stock Portfolio, Small Cap Value Portfolio, International Growth Portfolio, Research International Core Portfolio, International Equity Portfolio, Emerging Markets Equity Portfolio, Money Market Portfolio, Short-Term Bond Portfolio, Select Bond Portfolio, Long-Term U.S. Government Bond Portfolio, Inflation Protection Portfolio, High Yield Bond Portfolio, Multi-Sector Bond Portfolio, Balanced Portfolio, and the Asset Allocation Portfolio (each, a “Portfolio” or collectively, the “Portfolios”). Shares are presently offered only to The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”) and its segregated asset accounts.

On April 30, 2008, the following Portfolio names changed:

Prior Name	Current Name
Janus Capital Appreciation Portfolio	Focused Appreciation Portfolio
Capital Guardian Large Cap Blend Portfolio	Large Cap Blend Portfolio
American Century Large Company Value Portfolio	Large Company Value Portfolio
Capital Guardian Domestic Equity Portfolio	Domestic Equity Portfolio
T. Rowe Price Equity Income Portfolio	Equity Income Portfolio
AllianceBernstein Mid Cap Value Portfolio	Mid Cap Value Portfolio
T. Rowe Price Small Cap Value Portfolio	Small Cap Value Portfolio
MFS® Research International Core Portfolio	Research International Core Portfolio
Franklin Templeton International Equity Portfolio	International Equity Portfolio
MFS® Emerging Markets Equity Portfolio	Emerging Markets Equity Portfolio
PIMCO Long-Term U.S. Government Bond Portfolio	Long-Term U.S. Government Bond Portfolio
American Century Inflation Protection Portfolio	Inflation Protection Portfolio
PIMCO Multi-Sector Bond Portfolio	Multi-Sector Bond Portfolio

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Series Fund in the preparation of its financial statements.

A. Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B. Security Valuation — Equity securities for which market quotations are readily available are valued at the last sale or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Equity securities traded only in the over-the-counter market and not on a securities exchange are valued at the last sale price or closing bid price, if no sales have occurred. Bonds are generally valued on the basis of vendor prices. Futures are valued at settlement prices. Non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Securities for which current market quotations are not readily available are valued at fair value determined by procedures approved by the Board of Directors. The fair value procedures are used if a significant event that is likely to have affected the value of the securities takes place after the time of the most recent market quotations or the market quotations for other reasons do not reflect information material to the value of those securities. Generally, money market investments, other than in the Money Market Portfolio, with maturities exceeding sixty days are valued by a pricing service. Generally, money market investments with maturities of sixty days or less and all securities in the Money Market

214	Notes to Financial Statements

Notes to Financial Statements

Portfolio are valued on an amortized cost basis or, if the current market value differs substantially from the amortized cost, by marking to market.

C. Delayed Delivery Transactions and When-Issued Securities — Certain Portfolios may engage in securities transactions on a when-issued or delayed-delivery basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment, with payment and delivery scheduled for a future date. During this period, the securities are subject to market fluctuations. When delayed-delivery purchases are outstanding, a Portfolio will segregate liquid assets on their records in amounts sufficient to meet the purchase price. A Portfolio may dispose of or renegotiate a delayed-delivery transaction, which may result in a capital gain or loss.

D. Repurchase Agreements — Certain Portfolios may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated sub-custodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed at all times the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statements of Assets and Liabilities. Generally, in the event of counterparty default, a Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, a Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

E. Restricted Securities — Certain Portfolios may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from registration before being sold to the public. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

F. Futures Contracts — Certain Portfolios invest in futures contracts as an alternative to investing in individual securities and could be exposed to market risk due to changes in the value of the underlying securities or due to an illiquid secondary market. Futures contracts are marked to market daily based upon quoted settlement prices. The Portfolios receive from or pay to brokers an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments, known as the “variation margin,” are recorded by the Portfolios as unrealized gains or losses. When a contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. For federal income tax purposes, net unrealized appreciation (depreciation) on open futures contracts is generally required to be treated as realized gains (losses).

G. Foreign Currency Transactions — Certain Portfolios may have securities and other assets and liabilities denominated in foreign currencies which are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Portfolios purchase or sell a foreign security they may enter into a foreign currency exchange contract to minimize exchange rate risk from the trade date to the settlement date of such transaction. Such foreign currency exchange contracts are marked to market daily.

The Portfolios may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies or as part of an investment strategy. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed, a realized gain or loss is recorded. Risks may arise from changes in market value of the underlying instruments and from the possible inability of counterparties to meet the terms of their contracts.

The Portfolios do not separately report the results of operations due to fluctuations in foreign exchange rates on investments from the changes arising from changes in market prices of securities held. Such fluctuations are included with the net realized or unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade date and the settlement date on security transactions, and the differences between the amounts of dividends and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent of the amounts actually received or paid.

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H. Mortgage-Backed and Asset-Backed Securities – Certain Portfolios may invest in mortgage-backed securities, including collateralized mortgage obligations, and asset-backed securities. Mortgage-backed securities are interests in pools of residential or commercial mortgage loans and asset-backed securities are interests in pools of other assets, including various types of loans and credit card receivables. These securities provide a monthly payment, consisting of both a principal and interest component. Interest payments may be based on either fixed rates or adjustable rates. Receipt of principal payment reduces the outstanding par amount of the security and may generate realized gains or losses. Yields on mortgage-backed securities are affected by interest and prepayment rates, which, in turn, are influenced by a variety of economic, geographical, social and other factors. Maturities on mortgage-backed securities represent stated maturity dates. Actual maturity dates may differ based on prepayment rates. Unlike mortgage-backed securities issued or guaranteed by the U.S. government or one of its sponsored entities, mortgage-backed securities and asset-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee. These issuers may provide credit enhancements through external entities such as financial institutions or through the structuring of the transaction itself. There is no guarantee that credit enhancements, if any, will be sufficient to prevent losses.

During the year, the broader credit markets including the non-agency mortgage markets experienced significant deterioration characterized by wider spreads and reduced levels of liquidity. This negatively impacted the prices of certain of these securities, and, to the extent that the Portfolio sought to do so, may have impacted its ability to sell securities. The decline in liquidity and prices of these types of securities may have made it more difficult to determine fair market value.

Since late 2007, the asset-backed commercial paper (“ABCP”) market has been under unprecedented pressure and scrutiny as concerns over the subprime mortgage sector are impacting the short term fixed income markets. ABCP is a type of commercial paper that is backed by a pool of assets. That pool of assets is generally a mix of debt obligations, including credit card debt, automobile loans and leases, prime and sub-prime mortgage-backed securities, student loans and other asset-backed securities. The value of asset-backed securities may be affected by changes in interest rates, the quality of the underlying assets or the market’s assessment thereof, factors concerning the interests in and structure of the issuer or the originator of the receivables, or the creditworthiness of the entities that provide any credit enhancements, among other factors. The ABCP market continues to function, although at wider spreads and under liquidity pressure.

I. Short Sales – Certain Portfolios may enter into short sale transactions. A short sale is a transaction in which a Portfolio sells a security it does not own in anticipation of a decline in the market price of the security. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Portfolio is obligated to deliver the security at the market price at the time the short position is closed. The risk of loss on a short sale transaction is theoretically unlimited, because there is no limit to the cost of replacing the security sold short, whereas losses from purchase transactions cannot exceed the total amount invested.

J. Inflation-Indexed Bonds — Certain Portfolios may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations even though investors do not receive their principal until maturity.

K. Options —Certain Portfolios may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase a Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease a Portfolio’s exposure to the underlying instrument. The Portfolio receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in the value of the security above the exercise price of the option. When a Portfolio writes a put option, it is exposed to a decline in the price of the underlying security. When a Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the

216	Notes to Financial Statements

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future, swap, security or currency underlying the written option. There is a risk a Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Transactions in written call and put options were as follows (amounts in thousands, except number of contracts):

	Balance at 12/31/2007	Sales	Closing Buys	Expirations	Exercised	Balance at 12/31/2008
Small Cap Growth Stock Portfolio
# of Contracts	—	3,000	(1,175)	(1,087)	(738)	—
Notional Amount in $	$—	300	(117)	(109)	(74)	$—
Premium	$—	343	(53)	(61)	(229)	$—
Long-Term U.S. Government Bond
Portfolio
# of Contracts	11	8	(19)	—	—	—
Notional Amount in $	$28	8	(36)	—	—	$—
Premium	$6	4	(10)	—	—	$—
Multi-Sector Bond Portfolio
# of Contracts	196	390	(122)	(464)	—	—
Notional Amount in $	$196	390	(122)	(464)	—	$—
Premium	$94	172	(79)	(187)	—	$—
Balanced Portfolio
# of Contracts	—	322	(114)	(137)	(71)	—
Notional Amount in $	$—	32	(11)	(14)	(7)	$—
Premium	$—	35	(5)	(8)	(22)	$—
Asset Allocation Portfolio
# of Contracts	—	45	(17)	(17)	(11)	—
Notional Amount in $	$—	5	(2)	(2)	(1)	$—
Premium	$—	5	(1)	(1)	(3)	$—

Certain Portfolios may also purchase call and put options on futures, swap, securities or currencies it owns or in which it may invest. Purchasing call options tends to increase a Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease a Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium on the purchase of a put option but receives the opportunity to profit from any increase in the value of the security above the exercise price of the option. When a Portfolio purchases a call option, it is exposed to a decline in the price of the underlying security. Premiums paid are reflected in the Statements of Assets and Liabilities as an investment and are subsequently marked to market to reflect the current value of the option. Premiums paid from purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amount paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine realized gain or loss. The risk associated with a Portfolio purchasing call or put options is limited to the premium paid.

L. Swap Agreements — The Portfolios may enter into swap agreements on interest rate, total return and credit default to manage their exposure to interest rates, investment style risk and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statements of Operations. Payments received or made at the beginning of the measurement period of the swap are reflected on the Statements of Assets and Liabilities. Upfront payments are recorded as realized gain or loss in the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statements of Operations. Net periodic payments received by the Portfolios are included as part of realized gain (loss) on the Statements of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in interest rates.

Certain Portfolios maintain restricted cash deposits with brokers to cover margin requirements for derivative positions. These amounts are denoted as “Collateral for Derivative Positions” on the Statements of Assets and Liabilities.

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Notes to Financial Statements

Interest Rate Swaps Interest rate swap agreements involve the exchange by a Portfolio with another party to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments based on a notional amount of principal.

Total Return Swaps Total return swap agreements involve commitments to pay interest or a return in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Portfolio will receive a payment from or make a payment to the counterparty.

Credit Default Swaps Credit default swap agreements involve one party making a series of payments to another party in exchange for the right to receive a certain return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging market country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of the issuers where the Portfolio owns or has exposure to the sovereign issue or to take an active long or short position on the likelihood of a particular issuer’s default.

As a seller of protection, the Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio adds leverage to its investments because the Portfolio has investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally makes an upfront payment or pays a fixed rate of interest throughout the term of the swap provided that there is no credit event. The Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging market country serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. As of December 31, 2008, open credit default swap agreements were as follows:

Multi-Sector Bond Portfolio

Credit Default Swap on Corporate or Sovereign Issues

CounterParty	Reference Entity	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Expiration Date	Implied Credit Spread	Upfront Premiums Paid/ (Received) (000’s)	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
Morgan Stanley Capital Services, Inc.	Philippine Government International Bond, 10.625%, 3/16/25	Sell	2.44%	9/17	3.66%	$-	USD 100	$(8)

Credit Default Swaps on Credit Indices
CounterParty	Reference Entity	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Expiration Date	Market Value	Upfront Premiums Paid/ (Received) (000’s)	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
JPMorgan Chase	Dow Jones CDX NA Emerging Markets Index, Series 10	Sell	3.35%	12/13	$(300)	$(305)	USD 2,000	$5
JPMorgan Chase	Dow Jones CDX NA Emerging Markets Index, Series 9	Sell	2.65%	6/13	(1,725)	99	USD 11,000	(1,824)
Morgan Stanley Capital Services, Inc.	Dow Jones CDX NA High Yield Index, Series 9	Sell	3.75%	12/12	(864)	(221)	USD 4,900	(643)
Morgan Stanley Capital Services, Inc.	Dow Jones CDX NA Emerging Markets Index, Series 9	Sell	2.65%	6/13	(1,567)	55	USD 10,000	(1,622)

If the Portfolio is a seller of protection and a credit event occurs, the Portfolio will either pay to the buyer of the protection an amount equal to the notional value of the swap and may take delivery of the obligation or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. The

218	Notes to Financial Statements

Notes to Financial Statements

maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement would be equal to the notional amount of the agreement. Notional amounts and fair market value of all credit swap agreements outstanding as of December 31, 2008 for which each Portfolio was the seller of protection are disclosed in the footnotes to the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the referenced obligations, upfront payments received upon entering into the agreement, or net amounts received by the Portfolio from the settlement of credit default swap agreements purchasing protection for the same referenced obligation.

The treatment of credit default swaps and other swap agreements that provide for contingent, non-periodic, bullet-type payments as “notional principal contracts” for U.S. federal income tax purposes is uncertain. Were the U.S. Internal Revenue Service (“IRS”) to take the position that a credit default swap is not a “notional principal contract” for U.S. federal income tax purposes, payments received by the Portfolios from such investments might be subject to U.S. excise or income taxes.

M. Securities Lending — Each Portfolio is authorized to participate in securities lending, however, only the Select Bond and Balanced Portfolios currently have an established securities lending program that enables each to loan securities to approved broker-dealers. The Portfolios receive cash (U.S. currency), U.S. Government or U.S. Government agency obligations as collateral against the loaned securities. To the extent that a loan is collateralized by cash, such collateral is invested by the Portfolios to earn interest in accordance with the Portfolios’ investment policies. For the year ended December 31, 2008, the Select Bond and Balanced Portfolios earned $1,682,645 and $853,789, respectively, in interest from securities lending activity. The collateral received under the securities lending program is recorded on each Portfolio’s Statement of Assets and Liabilities along with the related obligation to return the collateral.

Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is recorded as income for the Portfolios. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. Thereafter, each loan must be continuously secured by collateral at least equal at all times to the value of the securities lent. In addition, the Portfolios are entitled to terminate a securities loan at any time. As of December 31, 2008, the value of outstanding securities on loan and the value of collateral amounted to the following:

Portfolio	Values of Securities on Loan	Value of Collateral
Select Bond Portfolio	$65,591,466	$67,859,500
Balanced Portfolio	6,383,438	6,693,750

As of December 31, 2008, collateral received for securities on loan is invested in money market instruments and included in Investments on each Portfolio’s Statement of Assets and Liabilities.

N. Foreign Income and Capital Gains Taxes — The Portfolios may be subject to dividend income taxes imposed by certain countries in which they invest. Foreign withholding taxes on dividends are netted against dividend income and separately disclosed in the Statements of Operations.

The International Growth, Research International Core, International Equity, Emerging Markets Equity, Balanced and Asset Allocation Portfolios may be subject to capital gains taxes and repatriation taxes imposed by certain countries in which they invest. The Portfolios may record a deferred tax liability in respect of unrealized appreciation on foreign securities for capital gains and repatriation taxes. The provision for income taxes is included in net unrealized appreciation (depreciation) on investments and net realized gain (loss) on investments in the Statement of Operations for the Portfolios.

O. Investment Income and Securities Transactions — Interest income is recorded daily on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as information from foreign issuers is available. Where applicable, dividends are recorded net of foreign dividend tax. Discounts and premiums on securities purchased are amortized over the life of the respective securities using the effective interest method. Securities transactions are accounted for on trade date. The basis for determining cost on sale of securities is identified cost. For the year ended December 31, 2008, transactions in securities other than money market investments were:

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Notes to Financial Statements

Portfolios	Total Security Purchases	U.S. Govt. Security Purchases	Total Security Sales/Maturities	U.S. Govt. Security Sales/Maturities
	(Amounts in Thousands)
Growth Stock Portfolio	$216,983	$—	$297,269	$—
Focused Appreciation Portfolio	184,245	—	137,272	—
Large Cap Core Stock Portfolio	219,140	—	248,326	—
Large Cap Blend Portfolio	31,975	—	20,162	—
Index 500 Stock Portfolio	69,061	—	169,032	—
Large Company Value Portfolio	18,973	—	8,078	—
Domestic Equity Portfolio	233,667	—	214,596	—
Equity Income Portfolio	81,017	—	52,189	—
Mid Cap Growth Stock Portfolio	430,267	—	542,809	—
Index 400 Stock Portfolio (a)	69,394	—	133,417	—
Mid Cap Value Portfolio	49,821	—	51,500	—
Small Cap Growth Stock Portfolio	565,983	—	589,774	—
Index 600 Stock Portfolio (b)	19,829	—	13,896	—
Small Cap Value Portfolio	77,466	—	68,962	—
International Growth Portfolio	354,671	—	357,756	—
Research International Core Portfolio	43,014	—	33,125	—
International Equity Portfolio	111,495	—	41,633	—
Emerging Markets Equity Portfolio	117,467	—	87,777	—
Short-Term Bond Portfolio	51,647	22,937	18,542	30,772
Select Bond Portfolio	762,957	434,025	552,676	584,565
Long-Term U.S. Government Bond Portfolio	111,082	117,068	95,443	86,824
Inflation Protection Portfolio	32,667	30,420	13,509	13,348
High Yield Bond Portfolio	106,049	—	102,681	—
Multi-Sector Bond Portfolio	355,089	—	309,285	—
Balanced Portfolio	1,267,176	389,148	1,426,844	573,172
Asset Allocation Portfolio	142,486	28,914	155,023	37,821

(a) Includes (in thousands) $1,327 of purchases and $122 of sales with affiliates

(b) Includes (in thousands) $122 of purchases and $1,327 of sales with affiliates

P. Distributions — Dividends from net investment income and net realized capital gains are declared each business day for the Money Market Portfolio and at least annually for the remaining portfolios of the Series Fund, when applicable.

Q. Fair Value Measurements — In September 2006, the Financial Accounting Standards Board issued Standard No. 157, Fair Value Measurements (“FAS 157”) effective for fiscal years beginning after November 15, 2007. FAS 157 clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosure about the use of fair value measurements in an effort to make the measurement of fair value more consistent and comparable. The Portfolios have adopted FAS 157 effective January 1, 2008. A summary of the fair value hierarchy under FAS 157 is described below:

•	Level 1 — fair value is determined by unadjusted quoted prices in active markets for identical securities or derivatives
•

Level 2 — fair value is determined by other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and other data used in fair valuation)

•	Level 3 — fair value is determined by significant unobservable inputs (including the Portfolios’ own assumptions in determining fair value)

The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Fund’s perceived risk of that instrument. For example, money market securities are generally valued using amortized cost, unless the current market value differs substantially from amortized cost. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used in valuing the Portfolios’ assets at December 31, 2008:

220	Notes to Financial Statements

Notes to Financial Statements

	Level 1 - Quoted Prices		Level 2 - Other Significant Observable Inputs		Level 3 - Significant Unobservable Inputs		Total
	Investments in Securities	Other Financial Instruments^	Investments in Securities	Other Financial Instruments^	Investments in Securities	Other Financial Instruments^	Investments in Securities	Other Financial Instruments^
	(Amounts in thousands)
Growth Stock Portfolio	$364,830	$(522)	$41,494	$—	$—	$—	$406,324	$(522)
Focused Appreciation Portfolio *	141,082	—	30,094	—	—	—	171,176	—
Large Cap Core Stock Portfolio	288,678	(148)	21,697	—	—	—	310,375	(148)
Large Cap Blend Portfolio *	28,384	—	1,000	—	—	—	29,384	—
Index 500 Stock Portfolio	1,202,611	(330)	26,395	—	—	—	1,229,006	(330)
Large Company Value Portfolio	26,893	(5)	1,595	—	—	—	28,488	(5)
Domestic Equity Portfolio *	264,902	—	16,227	—	—	—	281,129	—
Equity Income Portfolio * .	144,547	—	6,705	—	—	—	151,252	—
Mid Cap Growth Stock Portfolio	650,996	332	54,880	—	—	—	705,876	332
Index 400 Stock Portfolio	285,234	842	31,195	—	—	—	316,429	842
Mid Cap Value Portfolio *	71,411	—	2,718	—	—	—	74,129	—
Small Cap Growth Stock Portfolio	260,718	229	21,179	782	—	—	281,897	1,011
Index 600 Stock Portfolio	17,885	—	700	101	—	—	18,585	101
Small Cap Value Portfolio *	231,604	—	8,904	—	—	—	240,508	—
International Growth Portfolio	29,022	—	162,790	316	—	—	191,812	316
Research International Core Portfolio *	2,470	—	30,459	—	—	—	32,929	—
International Equity Portfolio *	120,664	—	886,397	—	—	—	1,007,061	—
Emerging Markets Equity Portfolio	21,314	—	30,108	(5)	—	—	51,422	(5)
Money Market Portfolio *.	—	—	621,299	—	—	—	621,299	—
Short-Term Bond Portfolio	—	18	68,151	—	13	—	68,164	18
Select Bond Portfolio	—	(5,593)	1,141,901	—	3,833	—	1,145,734	(5,593)
Long-Term U.S. Government Bond Portfolio	—	2,141	109,530	—	—	—	109,530	2,141
Inflation Protection Portfolio	—	—	70,690	(2,203)	—	—	70,690	(2,203)
High Yield Bond Portfolio *	—	—	206,836	—	95	—	206,931	—
Multi-Sector Bond Portfolio	—	4,098	119,209	(5,901)	—	—	119,209	(1,803)
Balanced Portfolio	579,407	(5,877)	1,390,851	1,714	4,316	—	1,974,574	(4,163)
Asset Allocation Portfolio	70,219	(527)	127,200	59	223	—	197,642	(468)

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

* On December 31, 2008, this Portfolio did not hold any derivative instruments.

R. Recent Accounting Pronouncements — In September 2008, the Financial Accounting Standards Board issued Staff Position FSP FAS 133-1, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 (“FAS 133-1”) effective for fiscal years and interim periods ending after November 15, 2008. FAS 133-1 requires enhanced disclosures about the Portfolios’ credit derivative positions, including the nature and term of credit derivatives, the reasons for entering into credit derivatives, the fair value of credit derivatives as of the date of the financial report, the circumstances under which the seller of the credit derivative would be required to perform and the maximum potential amount of future payments along with recourse provisions enabling recovery of such payment from a third party. Management has adopted FAS 133-1 and included necessary disclosures in these Notes to Financial Statements.

Notes to Financial Statements	221

Notes to Financial Statements

In March 2008, the Financial Accounting Standards Board issued Standard No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”) effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Portfolios’ derivative and hedging activities. Management does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include quantitative and qualitative disclosures on derivative positions existing at the period end and the effect of using derivatives during the reporting period.

Note 3. Market Conditions and Portfolio Risk

Recent events in the financial sector have resulted in an unusually high degree of volatility in the financial markets and the net asset value of many mutual funds, including the Portfolios. Such events include, but are not limited to, the seizure of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation by U.S. banking regulators, the bankruptcy filing of Lehman Brothers, the sale of Merrill Lynch to Bank of America and sale of Bear Stearns to JP Morgan, and the government bailout of AIG. These companies represent financial institutions with which certain of the Portfolios conduct business and/or whose securities are or may be held by the Portfolios. The potential investment of each Portfolio in these issuers, and the financial sector in general, as reflected in each Portfolio’s Schedule of Investments, exposes investors to the negative (or positive) performance resulting from these and other events. U.S. Government Agency securities and collateral received by the Portfolios under various arrangements may include securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.

In the normal course of business the Portfolios trade financial instruments and enter into financial transactions where risk of potential loss exists. Security values fluctuate (market risk) and may decline due to factors affecting securities markets in general, particular industries represented in the securities markets or conditions specifically related to a particular company. Failure of the other party to a transaction to perform (credit risk), for example by not making principal and interest payments when due, reduces the value of the issuer’s debt and could reduce the Portfolio’s income.

Similar to credit risk, the Portfolios may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolios have unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolios to credit risk, consist principally of cash due from counterparties and investments. The extent of the Portfolios’ exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Statements of Assets and Liabilities.

Some of the Portfolios’ investments may be illiquid and the Portfolios may not be able to vary the portfolio investments in response to changes in economic and other conditions. If the Portfolio is required to liquidate all or a portion of its investments quickly, the Portfolio may realize significantly less than the value at which it previously recorded those investments.

Note 4. Investment Advisory and Sub-Advisory Fees

The Series Fund and its Portfolios are parties to annually renewable contracts pursuant to which each Portfolio pays a charge for investment management and administrative services. Certain Portfolios, listed below, pay at a fixed annual rate based on the average daily net asset values of the Portfolio.

Portfolio	Fee
Index 500 Stock	0.20%
Index 400 Stock	0.25%
Mid Cap Value	0.85%
Small Cap Value	0.85%
Money Market	0.30%
Select Bond	0.30%
Balanced	0.30%

For the other Portfolios, the rate for the investment advisory fee is graded by the asset size of the Portfolio according to the following schedules:

222	Notes to Financial Statements

Notes to Financial Statements

Portfolio	First $50 Million	Next $50 Million	Excess Over $100 Million
Growth Stock	0.60%	0.50%	0.40%
Large Cap Core Stock	0.60%	0.50%	0.40%
Mid Cap Growth Stock	0.80%	0.65%	0.50%
Small Cap Growth Stock	0.80%	0.65%	0.50%
International Equity	0.85%	0.65%	0.65%
High Yield Bond	0.60%	0.50%	0.40%

Portfolio	First $100 Million	Next $400 Million	Excess Over $500 Million
Focused Appreciation	0.80%	0.75%	0.70%

Portfolio	First $100 Million	Next $150 Million	Excess Over $250 Million
Domestic Equity	0.65%	0.55%	0.50%
Large Company Value	0.72%	0.67%	0.62%
International Growth	0.75%	0.65%	0.55%
Short-Term Bond	0.35%	0.33%	0.30%
Long-Term U.S. Government Bond	0.555%	0.515%	0.495%
Inflation Protection	0.58%	0.55%	0.49%
Multi-Sector Bond	0.79%	0.78%	0.77%
Asset Allocation	0.60%	0.50%	0.40%

Portfolio	First $150 Million	Next $150 Million	Next $200 Million	Excess Over $500 Million
Large Cap Blend	0.77%	0.70%	0.62%	0.56%
Research International Core	0.88%	0.82%	0.75%	0.68%

Portfolio	First $500 Million	Excess Over $500 Million
Equity Income	0.65%	0.60%

Portfolio	First $200 Million	Excess Over $200 Million
Index 600 Stock	0.25%	0.20%

Portfolio	First $250 Million	Next $250 Million	Next $500 Million	Excess Over $1.0 Billion
Emerging Markets Equity	1.14%	1.08%	0.96%	0.78%

Mason Street Advisors, LLC (“MSA”), a wholly owned subsidiary of Northwestern Mutual, which is the manager and investment adviser of the Series Fund, contractually agreed to waive the management fee and absorb certain other operating expenses to the extent necessary so that Total Operating Expenses will not exceed the following amounts:

Portfolio		Expiration
Focused Appreciation	0.90%	April 30, 2009
Large Cap Blend	0.85%	April 30, 2009
Large Company Value	0.80%	April 30, 2009
Domestic Equity	0.75%	April 30, 2009
Equity Income	0.75%	April 30, 2009
Mid Cap Value	1.00%	April 30, 2009
Index 600 Stock	0.35%	April 30, 2009
Small Cap Value	1.00%	April 30, 2009
International Growth	1.10%	April 30, 2009
Research International Core	1.15%	April 30, 2009
Emerging Markets Equity	1.50%	April 30, 2009
Short-Term Bond	0.45%	April 30, 2009
Long-Term U.S. Government Bond	0.65%	April 30, 2009
Inflation Protection	0.65%	April 30, 2009
Multi-Sector Bond	0.95%	April 30, 2009
Asset Allocation	0.75%	April 30, 2009

Notes to Financial Statements	223

Notes to Financial Statements

With respect to the International Equity Portfolio, MSA has agreed to waive its management fee effective November 15, 2006, such that its management fee is 0.80% on the Portfolio’s first $50 million of assets, 0.60% on Portfolio assets from $50 million to $1 billion, 0.58% on assets from $1 billion to $1.5 billion, and 0.51% on Portfolio assets in excess of $1.5 billion (the latter waiver was added effective December 12, 2006). MSA’s fee waiver agreement extends at least until April 30, 2009.

With respect to the Money Market Portfolio, MSA has voluntarily agreed to waive its 0.30% management fee effective December 31, 2008, on a temporary basis. The waiver is limited to MSA’s management fee, and as a result, the Money Market Portfolio will continue to bear the expenses associated with its participation in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds, as well as any other expenses that MSA has not contractually agreed to assume. This voluntary waiver will be reviewed periodically by MSA and may be revised or discontinued at any time.

With respect to the Asset Allocation Portfolio, MSA has agreed to waive its management fee such that its management fee is 0.55% on the Portfolio’s first $100 million of assets, 0.45% on the Portfolio’s assets from $100 million to $250 million, and 0.35% on assets in excess of $250 million. MSA’s fee waiver agreement extends at least until April 30, 2009.

The investment advisory fee is paid to MSA. Other costs for each Portfolio are paid either by the Portfolios or MSA depending upon the applicable agreement in place.

All of the Portfolios, except for the Balanced, Select Bond and Money Market Portfolios, pay their own custodian fees. Certain Portfolios, listed below, pay a portion of their custodian fees indirectly through expense offset arrangements. Custodian fees are reduced for Portfolios that maintain compensating balances in non-interest bearing accounts. These Portfolios could have invested the assets used to pay for the custodian fees, had the assets not been used in the expense offset arrangements. For the year ended December 31, 2008, the amounts paid through expense offset arrangements were as follows:

Portfolio	Amount
Growth Stock Portfolio	$878
Focused Appreciation Portfolio	969
Large Cap Core Stock Portfolio	858
Large Cap Blend Portfolio	656
Index 500 Stock Portfolio	1,482
Domestic Equity Portfolio	1,184
Equity Income Portfolio	823
Mid Cap Growth Stock Portfolio	1,054
Index 400 Stock Portfolio	1,505
Mid Cap Value Portfolio	1,170
Small Cap Growth Stock Portfolio	1,731
Index 600 Stock Portfolio	681
Small Cap Value Portfolio	1,984
Short-Term Bond Portfolio	1,310
High Yield Bond Portfolio	1,271
Asset Allocation Portfolio	1,012

Janus Capital Management LLC (“Janus”), Capital Guardian Trust Company (“Capital Guardian”), American Century Investment Management, Inc. (“American Century”), T. Rowe Price Associates, Inc. (“T. Rowe Price”), AllianceBernstein L.P. (“AllianceBernstein”), Massachusetts Financial Services Company (“MFS®”), Templeton Investment Counsel LLC (“Templeton”), and Pacific Investment Management Company LLC (“PIMCO”) have been retained under investment sub-advisory agreements to provide investment advice and, in general, to conduct the management investment programs of the Focused Appreciation Portfolio, Large Cap Blend and Domestic Equity Portfolios, Large Company Value and Inflation Protection Portfolios, Equity Income and Small Cap Value Portfolios, Mid Cap Value Portfolio, Research International Core and Emerging Markets Equity Portfolios, International Equity Portfolio, and the Long-Term U.S. Government Bond and Multi-Sector Bond Portfolios, respectively. Pursuant to an Investment Sub-Advisory Agreement dated May 6, 2008, Templeton has appointed Franklin Templeton Investments (Asia) Limited as an additional sub-adviser for the International Equity Portfolio.

MSA pays Janus 0.55% on the first $100 million of the Focused Appreciation Portfolio’s assets, 0.50% on the next $400 million, and 0.45% on assets in excess of $500 million. For the Large Cap Blend Portfolio, MSA pays Capital Guardian 0.46% on the first $150 million of the Portfolio’s assets, 0.40% on the next $150 million, 0.35% on the next $200 million, and 0.30% on assets in excess of $500 million. For the Domestic Equity Portfolio, MSA pays Capital Guardian a flat annual fee of $375,000 on the Portfolio’s assets of $100 million or less, and 0.275% on net assets in excess of $100 million. A fee discount

224	Notes to Financial Statements

Notes to Financial Statements

may apply based on the aggregated annual fees paid on assets managed by Capital Guardian for Northwestern Mutual and its affiliates. MSA pays American Century 0.47% on the first $100 million, 0.42% on the next $150 million, and 0.38% on assets in excess of $250 million for the Large Company Value Portfolio. MSA pays American Century 0.32% on the first $100 million, 0.30% on the next $150 million, and 0.25% on assets in excess of $250 million for the Inflation Protection Portfolio. For the Equity Income Portfolio, MSA pays T. Rowe Price 0.40% on the first $250 million of the Portfolio’s assets, 0.375% on the next $250 million, and 0.35% on assets in excess of $500 million. MSA pays T. Rowe Price an annual rate of 0.60% of the Small Cap Value Portfolio’s average daily net assets. MSA pays AllianceBernstein 0.72% on the first $25 million of the Mid Cap Value Portfolio’s assets, 0.54% on the next $225 million, and 0.50% on assets in excess of $250 million, with a minimum amount of $16,000. MSA pays MFS® 0.55% on the first $250 million, 0.50% on the next $250 million, 0.45% on the next $500 million and 0.40% on assets in excess of $1 billion for the Research International Core Portfolio. MSA pays MFS® 0.80% on the first $250 million, 0.75% on the next $250 million, 0.65% on the next $500 million, and 0.50% on assets in excess of $1 billion for the Emerging Markets Equity Portfolio. MSA pays Templeton 0.50% on the first $100 million of the International Equity Portfolio’s assets, 0.35% on the next $50 million, 0.30% on the next $350 million, 0.25% on the next $500 million, 0.20% on the next $500 million, and 0.15% in excess of $1.5 billion, and Templeton pays Franklin Templeton Investments (Asia) Limited seven-tenths of the compensation it receives from MSA. For the Long-Term U.S. Government Bond Portfolio, MSA pays PIMCO 0.225% of the average daily net assets of the portfolio and for the Multi-Sector Bond Portfolio, MSA pays PIMCO 0.455% of the average daily net assets of the Portfolio.

At its November 4, 2008 meeting, the Series Fund Board approved an Investment Sub-Advisory Agreement between MSA and American Century relating to the Mid Cap Value Portfolio for an initial period of two years, to be effective as of February 23, 2009. Under the Agreement, MSA will pay American Century 0.57% on the first $50 million of the Mid Cap Value Portfolio’s average daily net assets, 0.52% on the next $50 million, 0.50% on the next $200 million, 0.45% on the next $200 million, and 0.40% on net assets in excess of $500 million.

Note 5. Federal Income Tax Matters

Each of the Portfolios of the Series Fund has elected to be taxed as a regulated investment company meeting certain requirements under the Internal Revenue Code. Since each expects to distribute all net investment income and net realized capital gains, the Portfolios anticipate incurring no federal income taxes.

In accordance with the provisions of Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”), management of the Portfolios has reviewed all open tax years for major jurisdictions and concluded the adoption of FIN 48 resulted in no material impact to the Portfolios’ net assets or results of operations. There is no material tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. The Portfolios are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Taxable distributions from net investment income and realized capital gains in the Portfolios may differ from book amounts earned during the period due to differences in the timing of capital gains recognition and due to the reclassification of certain gains or losses between capital and income. The differences between cost amounts for book purposes and tax purposes are primarily due to treatment of deferred losses.

It is the policy of the Portfolios to reclassify the net effect of permanent differences between book and taxable income to capital accounts on the Statements of Assets and Liabilities.

Certain losses incurred by the Portfolios after October 31st are deferred and deemed to have occurred in the next fiscal year for income tax purposes. Net realized capital losses for federal income tax purposes are carried forward to offset future net realized gains. A summary of the Portfolios’ post- October losses and capital loss carryovers as of December 31, 2008 is provided below:

	Post-October Losses		Capital Loss Carryovers
	Capital	Foreign Currency	Amount	Expiration	Utilized in 2008	Expired in 2008

	(Amount in Thousands)
Growth Stock Portfolio	$6,634	$–	$19,884	$2016	$–	$–
Focused Appreciation Portfolio	4,719	–	3,503	2016	–	–

Notes to Financial Statements	225

Notes to Financial Statements

	Post-October Losses		Capital Loss Carryovers
	Capital	Foreign Currency	Amount	Expiration	Utilized in 2008	Expired in 2008

	(Amount in Thousands)
Large Cap Core Stock Portfolio	9,567	–	94,178	2011-2016	–	–
Large Cap Blend Portfolio	778	–	9,246	2016	–	–
Index 500 Stock Portfolio	5,434	–	–	–	–	–
Large Company Value Portfolio	1,150	–	3,845	2016	–	–
Domestic Equity Portfolio	17,705	–	114,488	2016	–	–
Equity Income Portfolio	4,783	–	2,147	2016	–	–
Mid Cap Growth Stock Portfolio	16,132	–	–	–	–	–
Index 400 Stock Portfolio	2,277	–	–	–	–	–
Mid Cap Value Portfolio	7,259	–	–	–	–	–
Small Cap Growth Stock Portfolio	29,840	–	89,244	2016	–	–
Index 600 Stock Portfolio	535	–	–	–	–	–
Small Cap Value Portfolio	2,575	–	–	–	–	–
International Growth Portfolio	19,640	6	22,220	2016	–	–
Research International Core Portfolio	3,971	7	5,433	2016	–	–
International Equity Portfolio	337	123	–	–	–	–
Emerging Markets Equity Portfolio	3,861	–	13,927	2016	–	–
Money Market Portfolio	–	–	–	–	13	–
Short-Term Bond Portfolio	–	–	99	2015-2016	–	–
Select Bond Portfolio	–	–	7,116	2014	9,580	–
Long-Term U.S. Government Bond Portfolio	–	–	–	–	–	–
Inflation Protection Portfolio	84	–	272	2016	–	–
High Yield Bond Portfolio	4,102	–	46,872	2009-2016	–	21,129
Multi-Sector Bond Portfolio	–	358	–	–	–	–
Balanced Portfolio	53,694	–	83,295	2016	–	–
Asset Allocation Portfolio	7,763	1	19,182	2016	–	–

When applicable, each of the Portfolios made distributions during the year of ordinary income and long-term capital gains. The tax character of distributions paid for the year ended December 31, 2008 was as follows:

	2008 Distributions Paid From:
Portfolio	Ordinary Income	Long-term Capital Gain
	(Amounts in Thousands)
Growth Stock Portfolio	$6,333	$39,360
Focused Appreciation Portfolio	815	6,315
Large Cap Core Stock Portfolio	7,218	—
Large Cap Blend Portfolio	394	—
Index 500 Stock Portfolio	38,985	53,007
Large Company Value Portfolio	779	—
Domestic Equity Portfolio	19,626	22,547
Equity Income Portfolio	651	3,845
Mid Cap Growth Stock Portfolio	31,442	108,595
Index 400 Stock Portfolio	9,608	46,024
Mid Cap Value Portfolio	114	2,039
Small Cap Growth Stock Portfolio	26,366	55,587
Index 600 Stock Portfolio	—	196
Small Cap Value Portfolio	4,323	22,747
International Growth Portfolio	5,348	32,130
Research International Core Portfolio	979	—
International Equity Portfolio	62,359	121,603
Emerging Markets Equity Portfolio	2,276	—
Money Market Portfolio	14,543	—
Short-Term Bond Portfolio	2,714	—
Select Bond Portfolio	52,811	—
Long-Term U.S. Government Bond Portfolio	2,100	343
Inflation Protection Portfolio	2,473	—
High Yield Bond Portfolio	21,340	—
Multi-Sector Bond Portfolio	6,192	452
Balanced Portfolio	32,256	695,941
Asset Allocation Portfolio	9,606	19,156

Each Portfolio intends to distribute the maximum allowable amount permitted by law.

226	Notes to Financial Statements

Notes to Financial Statements

Portfolio	Ordinary Income	2007 Distributions Paid From: Long-term Capital Gain	Return of Capital
	(Amounts in Thousands)
Growth Stock Portfolio	$6,654	$—	$—
Focused Appreciation Portfolio	79	272	—
Large Cap Core Stock Portfolio	6,345	—	—
Large Cap Blend Portfolio	370	—	—
Index 500 Stock Portfolio	35,452	76,507	—
Large Company Value Portfolio	397	2	—
Domestic Equity Portfolio	10,843	15,394	—
Equity Income Portfolio	5,943	20,097	—
Mid Cap Growth Stock Portfolio	9,438	106,812	—
Index 400 Stock Portfolio	8,654	29,612	—
Mid Cap Value Portfolio	5,009	13,911	—
Small Cap Growth Stock Portfolio	3,407	45,726	—
Index 600 Stock Portfolio	105	—	102
Small Cap Value Portfolio	4,900	15,260	—
International Growth Portfolio	2,744	24,163	—
Research International Core Portfolio	798	—	—
International Equity Portfolio	32,959	21,809	—
Emerging Markets Equity Portfolio	234	—	—
Money Market Portfolio	21,766	—	—
Short-Term Bond Portfolio	1,678	—	—
Select Bond Portfolio	40,788	—	—
Long-Term U.S. Government Bond Portfolio	837	—	—
Inflation Protection Portfolio	983	—	—
High Yield Bond Portfolio	17,960	—	—
Multi-Sector Bond Portfolio	2,006	33	—
Balanced Portfolio	91,830	50,253	—
Asset Allocation Portfolio	7,648	12,908	—

As of December 31, 2008, the tax basis amounts were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Losses	Unrealized Appreciation (Depreciation)
	(Amount in Thousands)
Growth Stock Portfolio	$5,283	$–	$(26,519)	$(109,498)
Focused Appreciation Portfolio	–	–	(8,222)	(44,898)
Large Cap Core Stock Portfolio	6,039	–	(103,745)	(82,256)
Large Cap Blend Portfolio	3	–	(10,024)	(10,688)
Index 500 Stock Portfolio	35,665	35,754	(5,434)	(137,575)
Large Company Value Portfolio	92	–	(4,996)	(13,274)
Domestic Equity Portfolio	10,666	–	(132,193)	(67,728)
Equity Income Portfolio	4,885	–	(6,930)	(66,905)
Mid Cap Growth Stock Portfolio	2,018	924	(16,132)	(258,373)
Index 400 Stock Portfolio	6,402	11,120	(2,277)	(113,308)
Mid Cap Value Portfolio	944	858	(7,259)	(33,568)
Small Cap Growth Stock Portfolio	839	–	(119,084)	(84,477)
Index 600 Stock Portfolio	–	3	(535)	(9,014)
Small Cap Value Portfolio	2,192	9,196	(2,575)	(57,423)
International Growth Portfolio	1,029	–	(41,860)	(72,620)
Research International Core Portfolio	335	–	(9,411)	(13,311)
International Equity Portfolio	47,284	22,331	(460)	(216,006)
Emerging Markets Equity Portfolio	377	–	(17,789)	(29,646)
Money Market Portfolio	–	–	–	(487)
Short-Term Bond Portfolio	24	–	(99)	(982)
Select Bond Portfolio	56,503	–	(7,116)	(22,714)
Long-Term U.S. Government Bond Portfolio	5,461	4,469	–	2,509
Inflation Protection Portfolio	121	–	(355)	(621)
High Yield Bond Portfolio	22,564	–	(50,973)	(74,536)
Multi-Sector Bond Portfolio	1,213	1,172	(358)	(12,373)
Balanced Portfolio	92,107	–	(136,989)	(324,131)
Asset Allocation Portfolio	6,142	–	(26,945)	(40,955)

Notes to Financial Statements	227

Notes to Financial Statements

Note 6. Voluntary Reimbursements

Northwestern Mutual voluntarily reimburses foreign equity portfolios for the benefit Northwestern Mutual receives from foreign dividend taxes charged against the Portfolios. The amounts reimbursed represent approximately 65% of the foreign dividend taxes withheld from the Portfolios. Reimbursements are recorded when foreign dividend taxes are accrued. Voluntary reimbursements for the year ended December 31, 2008 and the year ended December 31, 2007 are summarized below:

Portfolio	2008 Reimbursements	2007 Reimbursements
International Growth Portfolio	$420,110	$379,759
Research International Core Portfolio	127,658	50,124
International Equity Portfolio	3,855,801	3,435,866
Emerging Markets Equity Portfolio	203,843	74,978

Note 7. Guarantees

In the normal course of business the Portfolios enter into contracts that contain a variety of representations which provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios expect the risk of loss to be remote.

A. Capital Support Agreement - On September 26, 2008, Northwestern Mutual, the parent of the investment advisor for the Money Market Portfolio, entered into a capital support agreement with the Series Fund on behalf of the Money Market Portfolio relating to three securities (“Covered Securities”) to assist the Portfolio in seeking to maintain a stable net asset value. Under the Agreement, Northwestern Mutual is obligated to make a capital contribution to the Money Market Portfolio if the Portfolio realizes losses on the Covered Securities through a sale, bankruptcy or other final payment, or exchange or restructuring of the Covered Security. The amount of the capital contribution would be the lower of (i) the amount necessary to maintain the Portfolio’s market-based net asset value per share at no less than $0.995, (ii) the loss incurred by the Portfolio as a result of the disposition of the Covered Security, or (iii) the aggregate maximum contribution amount set forth in the Agreement less any previous contribution made under the Agreement. The Agreement terminates upon the earlier to occur of (i) the repayment in full by the issuers of all Covered Securities, (ii) the payment by Northwestern Mutual, in the aggregate, of the maximum contribution amount in the Agreement ($23,570,000 representing the aggregate par value of the Covered Securities), and (iii) July 17, 2009.

Securities covered under the capital support agreement as of December 31, 2008:

Description	Maturity	Amortized Cost	Market Value	Market Value as a Percent of Net Assets
	(Amounts in Thousands)

Associates Corp. of North America	7/15/09	$7,172	$7,001	1.12%

The Goldman Sachs Group, Inc.	1/15/09	10,003	9,996	1.61%

International Lease Finance Corp.	4/01/09	6,539	6,229	1.00%

B. Participation in Treasury’s Temporary Guarantee Program for Money Market Funds - At a meeting held on October 6, 2008, the Board of Directors of the Series Fund determined that the Series Fund’s Money Market Portfolio would participate in the U.S. Department of the Treasury’s (the “Treasury”) Temporary Guarantee Program for Money Market Funds (the “Program”), and subsequently determined that the Money Market Portfolio would participate under the Program’s extension, as discussed below. Under the Program, the Treasury guarantees to investors in participating money market funds that they will receive $1.00 for each money market fund share held as of the close of business on September 19, 2008, subject to certain limitations which are described below. The guarantee will be triggered if the Money Market Portfolio “breaks the buck;” that is, if its net asset value per share falls below $0.995 (a “Guarantee Event”). The Money Market Portfolio is responsible for the payment of fees required to participate in the Program, including any Program extensions. These fees are included in the expenses of the Portfolio in the Statements of Operations.

228	Notes to Financial Statements

Notes to Financial Statements

The Program applies only to shares held in the Money Market Portfolio as of the close of business on September 19, 2008. The Program’s guarantee does not apply to shares purchased after September 19, 2008 or to shares redeemed or exchanged into or out of the Money Market Portfolio after September 19, 2008. There is no per-account cap on the amount of coverage; however, the number of shares of each shareholder covered by the Program will be the lesser of (a) the number of shares owned by the shareholder on September 19, 2008 or (b) the number of shares owned by the shareholder in the same account on the date of the Guarantee Event.

If a Guarantee Event occurs, the Money Market Portfolio would be required to liquidate and comply with certain other requirements for any shareholder to be entitled to payments under the Program. The Program covers the difference between the amount received by a shareholder in connection with such liquidation and $1.00 per share, for any shares covered by the guarantee, subject to the overall amount available to all funds participating in the Program. In liquidation, those shares not covered by the Program may receive less than $1.00 per share. Guarantee payments under the Program to all participating money market funds will not exceed the amount available within the U.S. Treasury Department’s Exchange Stabilization Fund on the date of payment. Currently, assets available to the Program are approximately $50 billion.

The Program’s initial three month term ran from September 19, 2008 through December 18, 2008. The Secretary of the Treasury has extended the Program through April 30, 2009, after which the Secretary will review the need to further extend the Program, and the terms of any extension. If the Program is extended, the Money Market Portfolio would have to renew its participation and pay any additional fees required to maintain coverage. If the Secretary chooses not to extend the Program beyond April 30, 2009, the Program will terminate. There is no guarantee that the Secretary of the Treasury will extend the Program, or that the Money Market Portfolio will elect or be eligible to participate in the Program if it is extended beyond April 30, 2009. If a Guarantee Event occurs after the Program expires, or, if sooner, after the Money Market Portfolio ceases to participate in the Program, neither the Money Market Portfolio nor its shareholders will be entitled to any payment under the Program.

The Money Market Portfolio is not in any manner approved, endorsed, sponsored or authorized by the U.S. Department of the Treasury.

Notes to Financial Statements	229

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

Northwestern Mutual Series Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Growth Stock Portfolio, Focused Appreciation Portfolio, Large Cap Core Stock Portfolio, Large Cap Blend Portfolio, Index 500 Stock Portfolio, Large Company Value Portfolio, Domestic Equity Portfolio, Equity Income Portfolio, Mid Cap Growth Stock Portfolio, Index 400 Stock Portfolio, Mid Cap Value Portfolio, Small Cap Growth Stock Portfolio, Index 600 Stock Portfolio, Small Cap Value Portfolio, International Growth Portfolio, Research International Core Portfolio, International Equity Portfolio, Emerging Markets Equity Portfolio, Money Market Portfolio, Short-Term Bond Portfolio, Select Bond Portfolio, Long-Term U.S. Government Bond Portfolio, Inflation Protection Portfolio, High Yield Bond Portfolio, Multi-Sector Bond Portfolio, Balanced Portfolio and Asset Allocation Portfolio (constituting Northwestern Mutual Series Fund, Inc., hereafter referred to as the “Fund”) at December 31, 2008, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards set forth by the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

Milwaukee, Wisconsin

February 19, 2009

230	Report of Independent Registered Public Accounting Firm

Proxy Voting and Portfolio Holdings

Proxy Voting Guidelines

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll free 1-888-455-2232. It is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling toll free 1-888-455-2232. It is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Quarterly Filing of Portfolio Holdings

Each Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Form N-Q filings are available (i) on the SEC website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Portfolios also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on the Internet at www.nmfn.com.

Proxy Voting and Portfolio Holdings	231

Director and Officer Information (Unaudited)

Northwestern Mutual Series Fund, Inc.

The name, address and year of birth of the directors, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and the number of portfolios overseen in the Northwestern Mutual fund complex, are shown below as of December 31, 2008. Each director (whenever elected) shall hold office until the next annual meeting of shareholders and until his or her successor is elected and qualifies or until his or her earlier death, resignation or removal, provided no director shall serve a term or successive terms totaling more than twelve (12) years. The twelve-year service limitation commences for all directors on the later of May 1, 2003, or the date of his or her election or appointment to the Board. Notwithstanding the foregoing, the Fund’s By-Laws provide that a director who has attained the age of seventy (70) on or before the first quarterly Board meeting in a calendar year shall retire effective at the end of the meeting. If a director attains age seventy (70) after the first quarterly Board meeting in a calendar year, he or she shall retire effective at the end of the first quarterly Board meeting in the following calendar year. The statement of additional information contains additional information about Fund directors and is available without charge, upon request, by calling 1-888-455-2232.

Independent Directors

Name, Address, and Year of Birth	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held
William A. McIntosh 720 East Wisconsin Avenue Milwaukee, WI 53202 1939	Director	Since 1997	27	MGIC Investment Corporation

Principal Occupation During Past 5 Years: Financial consulting. Adjunct Faculty Member, Howard University (1998-2004).
Michael G. Smith 720 East Wisconsin Avenue Milwaukee, WI 53202 1944	Director	Since 2003	27	Trustee of The Ivy Family of Funds (2 registered investment companies — 29 portfolios), Director of the TDAX Funds, Inc. (5 portfolios) and CTMG, Inc.

Principal Occupation During Past 5 Years: Private investor; retired since 1999.
Miriam M. Allison 720 East Wisconsin Avenue Milwaukee, WI 53202 1947	Director	Since 2006	27	None

Principal Occupation During Past 5 Years: Rancher since 2004. Real estate developer since 2002. From 2001 to 2005, Chairman of UMB Fund Services, Inc. (formerly Sunstone Financial Group, Inc.), a mutual fund service provider.
Robert H. Huffman III 720 East Wisconsin Avenue Milwaukee, WI 53202 1959	Director	Since 2007	27	None

Principal Occupation During Past 5 Years: Co-Founder and Managing Partner of Relative Value Partners, LLC, a registered investment adviser since 2004; prior thereto, Head of Fixed Income Sales, Midwest Region, Citigroup, Inc. (formerly Salomon Brothers).
Michael M. Knetter 720 East Wisconsin Avenue Milwaukee, WI 53202 1960	Director	Since 2007	27	Trustee of The Neuberger Berman Family of Funds (11 registered investment companies — 61 portfolios), Wausau Paper Corp. and Great Wolf Resorts, Inc.

Principal Occupation During Past 5 Years: Dean of University of Wisconsin-Madison School of Business since 2002.

232	Director and Officer Information

Director and Officer Information (Unaudited)

Northwestern Mutual Series Fund, Inc.

Other Directors

Name, Address, and Year o f Birth	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held
Edward J. Zore 720 East Wisconsin Avenue Milwaukee, WI 53202 1945	Chairman of the Board	Since 2000	27	Manpower, Inc. and Trustee of Northwestern Mutual

Principal Occupation During Past 5 Years: President and Chief Executive Officer of Northwestern Mutual since 2001.

Executive Officers

Name, Address, and Year o f Birth		Position		Length of Time Served
Patricia L. Van Kampen 720 East Wisconsin Avenue Milwaukee, WI 53202 1951		President		Since 2008

Principal Occupation: Managing Director – Head of Equities of Mason Street Advisors, LLC since 2002.
Walter M. Givler 720 East Wisconsin Avenue Milwaukee, WI 53202 1957		Vice President; Chief Financial Officer & Treasurer		Since 2003

Principal Occupation During Past 5 Years: Vice President – Accounting Policy of Northwestern Mutual since 2007; Vice President of Investment Accounting for Northwestern Mutual, since 2002 – 2007.
Kate M. Fleming 720 East Wisconsin Avenue Milwaukee, WI 53202 1962		Vice President-Operations		Since 2004

Principal Occupation During Past 5 Years: Vice President-Operations of Mason Street Advisors, LLC since 2004. Prior thereto, Assistant General Counsel of Northwestern Mutual.
Barbara E. Courtney 720 East Wisconsin Avenue Milwaukee, WI 53202 1957		Controller		Since 1996

Principal Occupation During Past 5 Years: Director of Mutual Fund Accounting of Northwestern Mutual since 2002.
Michael W. Zielinski 720 East Wisconsin Avenue Milwaukee, WI 53202 1974		Chief Compliance Officer		Since 2006

Principal Occupation During Past 5 Years: Chief Compliance Officer of Mason Street Advisors, LLC since 2006; Counsel, Northwestern Mutual from 2004 - 2006; Associate Counsel, Quasar Distributors, LLC (broker-dealer) from 2003 to 2004.

Randy M. Pavlick 720 East Wisconsin Avenue Milwaukee, WI 53202 1959		Secretary		Since 2006

Principal Occupation During Past 5 Years: Assistant General Counsel of Northwestern Mutual and Assistant Secretary of Mason Street Advisors, LLC, each since 2004; prior thereto, Vice President and General Counsel of UMB Financial Services, Inc. (formerly Sunstone Financial Group, Inc.) (mutual fund service provider) from 1993 to 2004.

Director and Officer Information	233

Approval and Continuance of Investment

Sub-Advisory Agreements

Northwestern Mutual Series Fund, Inc.

Annual Contract Review Process

Under Section 15(c) of the Investment Company Act of 1940, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of an investment company’s independent directors each year. In addition, each investment company is required to disclose in its annual or semi-annual report, as appropriate, the material factors and conclusions that formed the basis for the board’s approval or renewal of any investment advisory agreements within the investment company’s most recently completed fiscal half-year period.

At least annually, the Board of Directors (the “Board”) of the Northwestern Mutual Series Fund, Inc. (the “Series Fund”), including its Independent Directors, considers and votes upon the renewal of the investment sub-advisory agreements between Mason Street Advisors, LLC (“Mason Street Advisors”) and each of the sub-advisers of those portfolios of the Series Fund (each, a “Portfolio” and collectively, the “Portfolios”) for which Mason Street Advisors has appointed a sub-adviser. In order to afford the Board the opportunity to focus on a smaller number of relationships at any one meeting, the Board considers the annual continuation of the sub-advisory agreements on a staggered basis.

At its August 6, 2008 meeting, the Series Fund Board, including the Independent Directors, unanimously approved the continuance of the Investment Sub-Advisory Agreement, with certain non-substantive amendments, between Mason Street Advisors and Janus Capital Management LLC (“Janus”) relating to the Focused Appreciation Portfolio, and the continuance of the Investment Sub-Advisory Agreement between Mason Street Advisors and American Century Investment Management, Inc. (“ACI”) relating to the Large Company Value Portfolio and the Inflation Protection Portfolio. The Series Fund Board, including the Independent Directors, also unanimously approved the continuance, subject to the limitations discussed below, of the Investment Sub-Advisory Agreement with AllianceBernstein L.P. (“AllianceBernstein”) relating to the Mid Cap Value Portfolio.

At its November 4, 2008 meeting, the Series Fund Board, including the Independent Directors, unanimously approved an Investment Sub-Advisory Agreement between Mason Street Advisors and ACI relating to the Mid Cap Value Portfolio for an initial two year period, pursuant to which ACI would replace AllianceBernstein as the sub-adviser for the Mid Cap Value Portfolio as of February 23, 2009 (the “New Sub-Advisory Agreement”). At its November 4, 2008 meeting, the Series Fund Board, including the Independent Directors, also unanimously approved the continuance of the Investment Sub-Advisory Agreement, with certain non-substantive amendments, between Mason Street Advisors and T. Rowe Price Associates, Inc. (“T. Rowe Price”) relating to the Small Cap Value Portfolio and the Equity Income Portfolio and the continuance of the Investment Sub-Advisory Agreement between Mason Street Advisors and Pacific Investment Management Company, LLC (“PIMCO”) relating to the Long-Term U.S. Government Bond Portfolio and the Multi-Sector Bond Portfolio. (AllianceBernstein, Janus, ACI, T. Rowe Price and PIMCO are sometimes collectively referred to hereinafter as the “Sub-Advisers,” their respective sub-advised Portfolios are collectively referred to herein as the “Sub-Advised Portfolios” and the respective Investment Sub-Advisory Agreements with such Sub-Advisers are collectively referred to herein as the “Existing Sub-Advisory Agreements”).

Factors Considered

In determining whether to approve the New Sub-Advisory Agreement and the continuance of the Existing Sub-Advisory Agreements on behalf of the Series Fund, the Directors requested and received detailed information from Mason Street Advisors and the Sub-Advisers to assist them in their evaluation, including information compiled by certain independent providers of evaluative data. With respect to the continuation of the Existing Sub-Advisory Agreements, while particular focus is given to an evaluation of the services, performance, fees, costs, and certain other relevant information under such Agreements at the meeting at which their continuation is formally considered, the evaluation process with respect to the Sub-Advisers and the nature, extent and quality of the services they provide to the Sub-Advised Portfolios, and the related performance, costs and expenses, is an ongoing one. As a result, the Directors’ consideration of the nature, extent and quality of services, and the performance, costs and expenses, was informed by information provided and deliberations that occurred at other meetings throughout the year.

The Independent Directors also received a memorandum from their counsel advising the Directors of their responsibilities in connection with the approval of the New Investment Sub-Advisory Agreement and the renewal of the Existing Sub-Advisory Agreements, and summarizing the legal standards governing the review of these Agreements. In addition, during the course of

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their deliberations, the Independent Directors had the opportunity to meet privately without representatives of Mason Street Advisors and the Sub-Advisers present, and were represented throughout the process by legal counsel to the Independent Directors.

Approval of the Investment Sub-Advisory Agreement between Mason Street Advisors and American Century Investment Management, Inc.

At its November 4, 2008 meeting, the Series Fund Board selected ACI to replace AllianceBernstein as the sub-adviser for the Mid Cap Value Portfolio. The material factors and conclusions that formed the basis for the Board’s determination to approve the New Sub-Advisory Agreement with respect to the Mid Cap Value Portfolio include those discussed below. In addition to the information provided to them at the November 4, 2008 meeting, including an in-person presentation from ACI, the Directors considered their experience with and knowledge of the nature and quality of services provided by ACI to other of the Series Fund’s Portfolios, and their interactions with representatives of ACI and its affiliates and their discussions with representatives of Mason Street Advisors. The Directors evaluated a variety of information they deemed relevant. No one particular factor was identified as controlling, but rather it was a combination of all the factors and conclusions that formed the basis for the determinations made by the Directors.

Nature, Extent and Quality of Services. The Directors evaluated the nature, scope, extent and quality of services to be provided by ACI with respect to the Mid Cap Value Portfolio. The Directors considered the process followed to identify potential sub-advisers for the Mid Cap Value Portfolio, and the rationale for the recommendation of ACI as sub-adviser. The Directors also considered the breadth and depth of experience of ACI in managing other accounts using a similar investment strategy, including other mutual funds using a substantially similar strategy. The Directors’ considerations included information about ACI’s organization and the tenure, experience, performance and relative depth of ACI’s investment management team. The Board also considered the potential benefit of ACI’s private ownership structure in the current market environment. The Board acknowledged the synergy between the organizations’ core values. The investment processes to be employed by ACI were also considered, with the Board noting in particular the value style purity of ACI’s investment process. The Board also considered ACI’s explanation of the impact of its investment strategy on portfolio turnover and the materials presented regarding the consistency of the turnover with ACI’s investment process and the impact of turnover on performance. Finally, the Board took into consideration ACI’s general reputation and the resources available to be committed in managing the Mid Cap Value Portfolio. Based on their review of these factors and other factors deemed relevant, the Directors concluded that they were satisfied with the nature, extent and quality of services to be provided by ACI with respect to the Mid Cap Value Portfolio, and the resources to be committed by ACI in providing such services.

Investment Performance. The Directors considered ACI’s performance record with another mutual fund with an investment objective, investment policies and investment strategies substantially similar to the Mid Cap Value Portfolio. In addition to absolute performance for this similar fund for both short and long-term periods, the Directors considered a comparison of the performance to the returns of a peer group and universe of comparable funds underlying variable insurance products as compiled by an independent research firm, and to the performance averages of the respective Morningstar and Lipper categories for the same periods. The Directors evaluated the similar fund’s relative performance, and considered independent rankings and ratings where applicable, to provide an objective comparative benchmark against which they could assess the experience and ability of ACI in managing similar accounts. The Directors also considered ACI’s knowledge and experience as a value manager and their experience with the value investment capabilities of ACI. Based on these and other factors deemed relevant, the Board concluded that it was satisfied with the experience and capabilities of ACI and the personnel to be associated with the Mid Cap Value Portfolio.

Management Fees and Other Expenses. In evaluating the management fees paid by the Mid Cap Value Portfolio, the Directors considered the actual and contractual fees paid by the Portfolio under the Investment Advisory Agreement between Mason Street Advisors and the Series Fund. The Directors also considered a comparison of the actual and contractual management fees of the Portfolio and those of an independently selected peer group of mutual funds for the Portfolio. The Directors considered that the fee schedule for the Mid Cap Value Portfolio contained breakpoints, and that the fee schedule and breakpoints evidenced an appropriate sharing of economies of scale between the Portfolio and Mason Street Advisors. The Directors further considered the total operating expenses of the Portfolio and a comparison of those expenses with the Portfolio’s peer group. The fact that the Investment Advisory Agreement requires Mason Street Advisors to be responsible for many of the administrative and operational expenses, in addition to the investment management expenses, of the Portfolio was also considered. The Directors did not consider the management fees charged to other Mason Street Advisors clients as particularly relevant, because substantially all of those accounts were managed for affiliates of Mason Street Advisors and, as

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such, those accounts were priced based on different factors and considerations and, in some instances, had investment objectives and policies different than the Portfolio. The Directors considered the comparative data as a guide to help assess the reasonableness of the Portfolio’s advisory fee, although they acknowledged that it was difficult to make precise comparisons with other funds since the exact nature of services provided by peers is often not apparent. The Directors also separately considered the allocation between Mason Street Advisors and ACI of the Mid Cap Value Portfolio’s investment advisory fee (i.e. the amount of the advisory fee retained by Mason Street Advisors relative to that paid to ACI as a sub-advisory fee). They determined that the allocation was reasonable and the product of arm’s length negotiation between Mason Street Advisors and ACI.

The Directors noted that the Mid Cap Value Portfolio was projected to continue to be in one of the two top Lipper quintiles (meaning lowest expenses) of both its peer group and universe, with respect to total net operating expenses. In considering the level of management fees, the Directors also considered the structure and size of the Portfolio, the expenses assumed by Mason Street Advisors, the existing expense cap arrangement agreed to by Mason Street Advisors for the Portfolio and the amounts waived or reimbursed by Mason Street Advisors under the agreement. Based on their review of the management and other expenses, the comparative data, the performance of the Portfolio, and other factors deemed relevant by the Directors, the Directors concluded that the management fees and total operating expenses of the Portfolio were reasonable in relation to the nature, scope and quality of services provided and the performance of the Portfolio.

Costs and Profitability. The Directors also considered Mason Street Advisors’ pricing methodology for its services as investment adviser and for the products of which the Portfolio is an investment option. Also considered was the financial condition of Mason Street Advisors and information concerning Mason Street Advisors’ costs and profitability with respect to its relationship with the Portfolio in general as well as in light of the sub-advisory fees negotiated with ACI. Mason Street Advisors provided a profitability analysis for the Portfolio that included the expense allocation methodology used, net income for the Portfolio individually and the Series Fund Portfolios in the aggregate, net income earned from Mason Street Advisors for all of its clients in the aggregate, and net profit margins for the Portfolio individually and the Series Fund Portfolios in the aggregate. In connection with its review of the profitability of Mason Street Advisors’ services to the Portfolio, the Directors also considered services provided by affiliates of Mason Street Advisors. The Directors also received information on soft dollar arrangements, including its policies for allocating brokerage and research services, and any other benefits to Mason Street Advisors or its affiliates arising from the Portfolio.

The Directors recognized that there are limitations inherent in allocating costs and calculating profitability for an organization such as Mason Street Advisors, and that it is difficult to make comparisons of profitability among investment advisers and clients because comparative information is not generally publicly available and, when available, such information has been developed using a variety of assumptions and other factors. Based on their review of the profitability analysis for the Portfolio, the Directors concluded that they were satisfied that Mason Street Advisors’ level of profitability from its relationship with the Portfolio was not excessive.

Continuation of the Investment Sub-Advisory Agreements Between Mason Street Advisors and Certain Sub-Advisers

The material factors and conclusions that formed the basis for the Board’s approval of the continuance of each of the Existing Sub-Advisory Agreements with respect to each Sub-Advised Portfolio include those discussed below. In addition to the information provided to them at the meetings by Mason Street Advisers and the Sub-Advisers, the Directors considered their experience with and knowledge of the nature and quality of the services provided by the Sub-Advisers and their discussions with representatives of Mason Street Advisers, its affiliates and the Sub-Advisers. The Directors received a presentation from representatives of each Sub-Adviser involved in the management of the respective Sub-Advised Portfolios, as well as information from Mason Street Advisors regarding on-site due diligence visits which had been conducted with each Sub-Adviser. The Directors evaluated a variety of information they deemed relevant on a Portfolio by Portfolio basis. No one particular factor was identified as controlling, but rather it was a combination of all the factors and conclusions that formed the basis for the determinations made by the Directors.

Nature, Extent and Quality of Services. In considering the nature, extent and quality of each Sub-Adviser’s services, factors considered by the Directors included the Sub-Adviser’s investment personnel, the experience of the portfolio managers of each of the Sub-Advised Portfolios, and any changes in key personnel. The Directors considered the recent portfolio manager change for the Focused Appreciation Portfolio and concluded that overall, they did not believe that the change had impacted the level of service provided. The Directors also considered the scope of the services provided by the Sub-Advisers, noting that there were no changes in the services provided. In connection with the Portfolios sub-advised by PIMCO, the Directors

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considered information relating to PIMCO’s appointment as the asset manager for the Federal Reserve’s Commercial Paper Funding Facility, as well as PIMCO’s explanation of how it intended to allocate resources to provide services to the Portfolios in light of such appointment. The Directors also considered the succession plans with respect to the management of certain of the Sub-Advised Portfolios. Consideration was also given to the Sub-Advisers’ reputations in the industry in providing investment management services, the Sub-Advisers’ experience and the performance of the Sub-Advised Portfolios. Based on their review of these factors, their discussions with the Sub-Advisers and their experience with the services provided by the Sub-Advisers for the respective Sub-Advised Portfolios, other than as discussed below, the Directors concluded that they were satisfied with the nature, extent and quality of services provided by Sub-Advisers on behalf of the respective Sub-Advised Portfolios, and the resources committed by each Sub-Adviser in providing those services.

With respect to the Board’s decision to replace the sub-adviser for the Mid Cap Value Portfolio, the Directors considered ongoing discussions with AllianceBernstein relating to certain issues that had arisen based on AllianceBernstein’s portfolio management style, including certain difficulties created in terms of measuring the Portfolio’s performance relative to its mid cap value peers. The Board generally felt that AllianceBernstein’s approach to resolving the issues was not likely to be successful, particularly given the facts and circumstances relating to the manner in which AllianceBernstein managed accounts with a mandate similar to the Portfolio’s. While the Board considered the Portfolio’s long-term performance record and lower expense ratio to be satisfactory, the Board concluded that the Investment Sub-Advisory Agreement with AllianceBernstein should be continued only until such time as a sub-adviser whose management style more closely fit the Portfolio could be identified.

Investment Performance.    The Directors reviewed the investment performance of each of the Sub-Advised Portfolios over a variety of time periods. In addition to absolute performance for each Sub-Advised Portfolio for both short and long-term periods, the Directors considered (i) a comparison of each Sub-Advised Portfolio’s one-, three- and five-year (as applicable) performance to the returns of appropriate peer groups created by an independent research firm, certain benchmarks and indices, and to the performance averages of each Sub-Advised Portfolio’s respective Morningstar and Lipper categories for the same periods, (ii) the Morningstar overall star rating for each Portfolio, if available, and (iii) the Morningstar and the Lipper rankings for the one-, three- and five-year (as applicable) periods. The Directors evaluated each Sub-Advised Portfolio’s performance against these peer groups and industry benchmarks and indices, and viewed this information as providing an objective comparative benchmark against which they could assess the performance of the Sub-Advised Portfolios. The Directors noted in particular the consistently strong investment results of the Focused Appreciation Portfolio. The Directors also considered the performance of accounts managed in a similar manner by each of the Sub-Advisers and information from the Sub-Advisers regarding any significant differences in the performance of those accounts from that of the Sub-Advised Portfolios. In connection with their evaluation of the performance of the Sub-Advised Portfolios, the Directors also took into consideration the risk profile for each Sub-Advised Portfolio over the short and long term relative to its performance. In addition to performance information presented at the meeting, the Directors considered the detailed performance information, market commentary, portfolio analysis and portfolio manager presentations they received periodically throughout the year. Generally speaking, while attentive to short term performance and what trends it might indicate, the Directors provided greater weight to longer term performance.

With respect to the relative performance of the Inflation Protection Portfolio, the Directors considered ACI’s explanation for the slight underperformance. In particular, the Directors considered the impact on the performance of the Inflation Protection Portfolio of Internal Revenue Code provisions governing insurance products that limited the Portfolio’s allocation to non-inflation linked securities. The Directors also considered the explanations of T. Rowe Price and PIMCO for the recent performance of the Small Cap Value Portfolio and the Long-Term U.S. Government Bond Portfolio. For the reasons and based on the discussion summarized above, the Board concluded that, on balance, it was satisfied with the relative investment performance of the Sub-Advised Portfolios.

Management Fees and Other Expenses.    In evaluating the management fees and total expenses paid by the Sub-Advised Portfolios, the Directors considered the actual and contractual fees paid by each Sub-Advised Portfolio. The Directors also considered the sub-advisory fees, which fees are paid by Mason Street Advisers out of its management fee, including a comparison of those fees with fees charged by certain of the Sub-Advisers for similarly managed accounts. The Directors also considered a comparison of the actual and contractual management fees of the Sub-Advised Portfolios and those of an independently selected peer group of mutual funds for each of the Sub-Advised Portfolios. The Directors considered the comparative data as a tool to help assess the reasonableness of each Sub-Advised Portfolio’s advisory fee, though they noted that it was difficult to make precise comparisons with other funds because the exact nature of services provided to peer funds is often not apparent. The Directors considered that the fee schedules for certain of the Sub-Advised Portfolios contained

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Sub-Advisory Agreements

breakpoints, and that the fee schedules and breakpoints evidenced an appropriate sharing of economies of scale between the each Sub-Advised Portfolio and Mason Street Advisors. In considering the level of management fees, the Directors also considered the size of the Sub-Advised Portfolios, the increase in management, compliance and related costs, expenses assumed by Mason Street Advisors, and the existing expense cap arrangements agreed to by Mason Street Advisors with respect to the Sub-Advised Portfolios.

The Directors also considered the total operating expenses of each of the Sub-Advised Portfolios and compared those expenses with those of each Sub-Advised Portfolio’s respective peer group. The Directors noted that four of the Sub-Advised Portfolios were in the top two Lipper quintiles (meaning lowest expenses) of their respective peer groups, two were in the third quintile, one was in the fourth quintile and one was in the fifth quintile, with respect to total net operating expenses. With respect to the two Portfolios in the fourth and fifth quintiles, the Directors considered the nature of the expenses that had contributed to the higher total net operating expenses and noted that expense cap agreements were in place with respect to each such Portfolio.

Based on their review of the above information and other factors deemed relevant by the Directors, the Directors concluded that the management fees and total expenses of each of the Sub-Advised Portfolios were reasonable in relation to the nature, scope and quality of services provided and the performance of the Sub-Advised Portfolios over time.

Costs and Profitability.    The Directors also considered the profitability information related to certain of the Sub-Advised Portfolios where such information had been provided and the financial statements of certain Sub-Advisers or their affiliates who had not provided specific profitability information. The Directors also considered the profitability of Mason Street Advisors. In cases where profitability information had not been provided, the Directors noted that the sub-advisory fees were the result of arm’s-length negotiations between Mason Street Advisors and such Sub-Advisers. The Directors also recognized that there are limitations inherent in allocating costs and calculating profitability for organizations such as the Sub-Advisers, and that it is difficult to make comparisons of profitability among investment advisers because comparative information is not generally publicly available and, when available, such information had been developed using a variety of assumptions and other factors. In connection with their review, the Directors were presented with information concerning the Sub-Advisers’ soft dollar arrangements, including the Sub-Advisers’ policies for allocating brokerage for brokerage and research services and any other benefits to the Sub-Advisers arising from the Sub-Advised Portfolios. Based on their review, the Directors concluded that they were satisfied that the fees paid by each of the Sub-Advised Portfolios was not excessive.

Other Information

The Directors were presented with other information intended to assist them in their consideration of the approval of the New Sub-Advisory Agreement and the continuation of the Existing Sub-Advisory Agreements, including information about the services provided by affiliates of Mason Street Advisors, pending or recent litigation or regulatory actions to which a Sub-Adviser or its affiliates may have been a party, and the applicable Sub-Adviser’s responses to those actions, reports from Mason Street Advisors on its review of the respective compliance programs of the Sub-Advisers, the inclusion of certain Sub-Advisers in various distribution programs of affiliates of Mason Street Advisors, and information regarding portfolio turnover, business continuity, codes of ethics, and business structure and history.

Conclusions of the Directors

Based on a consideration of all information they deemed relevant in its totality, the Board, including the Independent Directors, and assisted by the advice of legal counsel independent of Mason Street Advisors, in the exercise of its business judgment concluded that it was in the best interests of each Portfolio to approve the New Sub-Advisory Agreement between Mason Street Advisors and ACI and the continuation of each of the Existing Sub-Advisory Agreements between Mason Street Advisors and the Sub-Advisers.

238	Approval and Continuance of Investment Sub-Advisory Agreements

REPORT ON FORM N-CSR

RESPONSES FOR NORTHWESTERN MUTUAL SERIES FUND, INC.

Item 2.	Code of Ethics

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and principal accounting officer or controller.

Item 3.	Audit Committee Financial Expert

The Registrant’s board of directors has determined that the Registrant has five audit committee financial experts serving on its audit committee. The names of the audit committee financial experts are Miriam M. Allison, Robert H. Huffman III, Michael M. Knetter, William A. McIntosh and Michael G. Smith. Each of the audit committee financial experts is independent.

Item 4.	Principal Accountant Fees and Services

(a) Audit Fees

Audit Fees and Expenses of Registrant

	2007	2008
	$488,800	$504,000

(b) Audit Related Fees

Audit-Related Fees and Expenses of Registrant

	2007	2008
	$0	$0

(c) Tax Fees

	2007	2008
	$80,450	$86,500

Review of dividend declarations
Review of excise tax calculations
Non-U.S. tax compliance

(d) All Other Fees

	2007	2008
	$0	$0

(e)(1) It is the audit committee’s policy to pre-approve all audit and non-audit service engagements for the Registrant; and any non-audit service engagement of the Registrant’s auditor by (1) the Registrant’s investment adviser and (2) any other entity in a control relationship with the investment adviser that provides ongoing services to the Registrant if, in each of (1) and (2) above, the non-audit service engagement relates directly to the operations and financial reporting of the Registrant. (2) Not applicable.

(f) Not applicable.

(g) Aggregate non-audit fees of Registrant and related service providers

	2007	2008
	$38,652	$24,550

(h) The Registrant’s audit committee has considered whether the auditor’s provision of non-audit services to the Registrant’s related service providers is compatible with the auditor’s independence.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

Full Schedule of Investments is included in Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11.	Disclosure Controls and Procedures

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this filing was recorded, processed, summarized, and reported timely.

(b) There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)(1) The code of ethics referred to in the response to Item 2 above is attached as exhibit EX-99.12(a)(1).

(a)(2) Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as exhibit EX-99.CERT.

(b) Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as exhibit EX-99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NORTHWESTERN MUTUAL SERIES FUND, INC.

By:	/s/ Patricia L. Van Kampen
Patricia L. Van Kampen, President

Date: February 16, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Patricia L. Van Kampen
Patricia L. Van Kampen, President

Date: February 16, 2009

By:	/s/ Walter M. Givler
Walter M. Givler, Vice-President,
Chief Financial Officer and
Treasurer

Date: February 16, 2009